UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund:   BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

iShares MSCI Total International Index Fund

iShares Russell 1000 Large-Cap Index Fund

iShares S&P 500 Index Fund

iShares U.S. Aggregate Bond Index Fund

Master Investment Portfolio

Active Stock Master Portfolio

International Tilts Master Portfolio

Large Cap Index Master Portfolio

LifePath® Dynamic Retirement Master Portfolio

LifePath® Dynamic 2025 Master Portfolio

LifePath® Dynamic 2030 Master Portfolio

LifePath® Dynamic 2035 Master Portfolio

LifePath® Dynamic 2040 Master Portfolio

LifePath® Dynamic 2045 Master Portfolio

LifePath® Dynamic 2050 Master Portfolio

LifePath® Dynamic 2055 Master Portfolio

LifePath® Dynamic 2060 Master Portfolio

LifePath® Dynamic 2065 Master Portfolio

Money Market Master Portfolio

S&P 500 Index Master Portfolio

Total International ex U.S. Index Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds III

•	BlackRock Cash Funds: Institutional
•	BlackRock Cash Funds: Treasury

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (888) 204-3956 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the 12-Month Period Ended December 31, 2019

2019 is officially in the books — as the year progressed, investors witnessed a pivot from the Fed hiking rates in 2018 to delivering 0.25% cuts in July, September and October to the Federal Funds target rate, which ended the year in a range of 1.50%-1.75%. Prompting these cuts, in our view, were concerns about slowing global growth amid uncertainties associated with geopolitical events, including U.S.-China trade tensions, and muted inflation. We believe such concerns were also reflected in the slope of the U.S. Treasury yield curve between three months and 10 years, which was periodically inverted during 2019. However, even as the U.S. economy began to exhibit signs of softness, a strong labor market and rising consumer spending helped keep the economic expansion intact, with the support of the Fed’s more accommodative policy. The future path for the Federal Funds rate looks to be stable for the foreseeable future as the Fed has acknowledged, in our opinion, a relatively high bar for further policy action.

Another notable event this year was the bout of temporary excessive volatility in the repurchase agreement (“repo”) market in mid-September, which was due in part to a prior contraction in excess reserves in the banking system and outsized deposit flow activity related to corporate tax payments and the settlement of Treasury obligations. This situation prompted the Fed to inject a substantial amount of liquidity into the financial system during the balance of the year. Specifically, the Fed conducted regular overnight and term repo operations (known as temporary open market operations), and also began purchasing Treasury bills beginning at a rate of $60 billion per month in order to support the flow of funds and help maintain control over short-term interest rates. The dislocations in the repo market highlighted, in our opinion, the need for the Fed to determine the appropriate level of excess reserves in the post financial crisis regulatory environment.

In July, the U.S. debt ceiling was again suspended, and net new Treasury bill issuance exceeded $250 billion in 2019. That said, the expanded footprint by the Fed in the Treasury bill market, in our view, contributed to a reduction in investable supply available to the public and, in part, caused a contraction in the relative value of such instruments during the latter part of the year.

Another important development in 2019 included the government-sponsored agencies, having been guided by regulatory agencies, issuing floating rate notes indexed to the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities, and the reference rate generally expected to replace the London Interbank Offered Rate (“LIBOR”). In addition to the agency notes referenced to SOFR, some large financial institutions also issued certificates of deposit and commercial paper linked to this index, and demand for such obligations was generally strong. Sticking on the topic of demand, asset flows into money market mutual funds and short duration bond funds were strong while primary market investment grade issuance was reportedly down rather markedly. This technical backdrop supported spreads in credit instruments during the year, and we believe this dynamic should continue to play out in 2020. Similar to 2018, we witnessed seasonal spread widening of the three-month LIBOR overnight-indexed swap spread, a general proxy for bank funding stress. In our opinion, issuers appeared willing to pay up in terms of additional yield spread to secure their funding needs over stress periods such as corporate tax payment days and balance sheet reporting dates, including most importantly year end, as investors paid close attention to the funding markets for clues to monetary system pressures.

With the market pricing in little action for further interest rate cuts, the Fed providing liquidity to the market during stress periods, assets continuing to flow into money market funds, and tentative optimism over the near-term outlook for global trade, we consider 2019 historic in many ways.

Looking ahead, as of the end of December, futures contracts were priced for less than one rate cut during 2020, with recent Fed comments reinforcing that policy is in a good place. We believe this market pricing to be slightly overdone, and we do not expect a further cut to the federal funds rate at this time — barring any adverse economic events.

In our opinion, we expect publicly available investable Treasury bill supply will remain negative into the first few months of 2020 as the Fed is expected to remain an active buyer of Treasury bills and potentially Treasury coupons in 2020. We also expect that investment grade corporate bond issuance will be flat to down for the year ahead as issuers may have already taken advantage of a flat-to-inverted yield curve in 2019. Finally, we look for the three-month LIBOR overnight-indexed swap spread to return to the historical average range of around 0.19%-0.25% as credit instruments, in our view, appear more attractive relative to short-dated Treasuries. Furthermore, we expect LIBOR to reset lower over the turn of the new year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of December 31, 2019

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
SL Agency	1.87%	1.87%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek current income consistent with liquidity and stability of principal.

	7-Day SEC Yield	7-Day Yield
Institutional	1.52%	1.52%
SL Agency	1.55	1.55

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
BlackRock Cash Funds: Institutional	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
SL Agency	$1,000.00	$1,010.80	$0.46	$1,000.00	$1,024.75	$0.46	0.09%

BlackRock Cash Funds: Treasury
Institutional	$1,000.00	$1,009.50	$0.61	$1,000.00	$1,024.60	$0.61	0.12%
SL Agency	1,000.00	1,009.70	0.46	1,000.00	1,024.75	0.46	0.09

(a)

For each class of a Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each Fund invests all of its assets in its corresponding Master Portfolio, the expense examples reflect the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

FUND INFORMATION / DISCLOSURE OF EXPENSES	5

Statements of Assets and Liabilities

December 31, 2019

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

ASSETS
Investments at value — from the applicable Master Portfolio(a)	$54,443,685,717	$12,444,049,436

LIABILITIES
Payables:
Administration fees	1,049,241	398,902
Income dividend distributions	84,806,557	10,239,751
Other accrued expenses	10,992	10,998

Total liabilities	85,866,790	10,649,651

NET ASSETS	$54,357,818,927	$12,433,399,785

NET ASSETS CONSIST OF
Paid-in capital	$54,340,060,752	$12,431,933,855
Accumulated earnings	17,758,175	1,465,930

NET ASSETS	$54,357,818,927	$12,433,399,785

Institutional:
Net assets	$—	$1,813,190,758

Shares outstanding(b)	—	1,812,977,156

Net asset value	$—	$1.00

SL Agency:
Net assets	$54,357,818,927	$10,620,209,027

Shares outstanding(b)	54,334,687,432	10,618,956,701

Net asset value	$1.0004	$1.00

(a)	Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio”), respectively.
(b)	Unlimited number of shares authorized, no par value.

See notes to financial statements.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2019

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Interest — unaffiliated	$1,254,372,445	$200,666,792
Expenses	(51,790,348)	(9,354,314)
Fees waived	15,929,900	2,920,982

Total investment income	1,218,511,997	194,233,460

FUND EXPENSES
Administration — class specific	10,210,480	2,278,056
Professional	10,975	11,003
Miscellaneous	11,249	3,500

Total expenses	10,232,704	2,292,559
Less fees waived and/or reimbursed by the Administrator	(10,975)	(11,003)

Total expenses after fees waived and/or reimbursed	10,221,729	2,281,556

Net investment income	1,208,290,268	191,951,904

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIOS
Net realized gain from investments	658,671	1,024,511
Net change in unrealized appreciation (depreciation) on investments	14,197,832	—

Net realized and unrealized gain	14,856,503	1,024,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,223,146,771	$192,976,415

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional		BlackRock Cash Funds: Treasury
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,208,290,268	$1,050,588,852	$191,951,904	$107,354,661
Net realized gain	658,671	2,218,840	1,024,511	134,531
Net change in unrealized appreciation (depreciation)	14,197,832	(1,677,441)	—	—

Net increase in net assets resulting from operations	1,223,146,771	1,051,130,251	192,976,415	107,489,192

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	—	(30,289,823)	(15,006,463)
SL Agency	(1,208,290,268)	(1,050,588,852)	(161,662,081)	(92,348,198)

Decrease in net assets resulting from distributions to shareholders	(1,208,290,268)	(1,050,588,852)	(191,951,904)	(107,354,661)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,104,807,686	(8,828,149,128)	5,850,717,969	1,909,166,929

NET ASSETS
Total increase (decrease) in net assets	7,119,664,189	(8,827,607,729)	5,851,742,480	1,909,301,460
Beginning of year	47,238,154,738	56,065,762,467	6,581,657,305	4,672,355,845

End of year	$54,357,818,927	$47,238,154,738	$12,433,399,785	$6,581,657,305

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Institutional

	SL Agency

	Year Ended December 31,
	2019	2018	2017		2016	2015

Net asset value, beginning of year	$1.0001	$1.0001	$1.0002		$1.00	$1.00

Net investment income	0.0238	0.0206	0.0121		0.0058	0.0019
Net realized and unrealized gain (loss)	0.0003	0.0000 (a)	(0.0001)		0.0003	0.0000	(a)

Net increase from investment operations	0.0241	0.0206	0.0120		0.0061	0.0019

Distributions(b)
From net investment income	(0.0238)	(0.0206)	(0.0121)		(0.0058)	(0.0019)
From net realized gain	—	—	(0.0000	)(c)	(0.0001)	(0.0000	)(c)

Total distributions	(0.0238)	(0.0206)	(0.0121)		(0.0059)	(0.0019)

Net asset value, end of year	$1.0004	$1.0001	$1.0001		$1.0002	$1.00

Total Return(d)
Based on net asset value	2.43%	2.08%	1.21%		0.61%	0.19%

Ratios to Average Net Assets(e)(f)
Total expenses	0.09%	0.09%	0.09%		0.09%	0.09%

Total expenses after fees waived and/or reimbursed	0.09%	0.09%	0.09%		0.09%	0.09%

Net investment income	2.36%	2.05%	1.23%		0.58%	0.19%

Supplemental Data
Net assets, end of year (000)	$54,357,819	$47,238,155	$56,065,762		$41,189,027	$40,443,595

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the expense ratios were as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015

Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury

	Institutional

	Year Ended December 31,					Period from 06/06/16 (a) to 12/31/16		Period from 01/01/15 to 12/31/15 (b)
	2019		2018	2017

Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00

Net investment income	0.0210		0.0175	0.0079		0.0015		0.0000	(c)
Net realized gain	0.0000	(c)	0.0000 (c)	0.0000	(c)	0.0001		0.0000	(c)

Net increase from investment operations	0.0210		0.0175	0.0079		0.0016		0.0000

Distributions(d)
From net investment income	(0.0210)		(0.0175)	(0.0079)		(0.0015)		(0.0000	)(e)
From net realized gain	(0.0000	)(e)	—	(0.0000	)(e)	(0.0001)		(0.0000	)(e)

Total distributions	(0.0210)		(0.0175)	(0.0079)		(0.0016)		(0.0000)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00

Total Return(f)
Based on net asset value	2.12%		1.76%	0.79%		0.16	%(g)	0.00%

Ratios to Average Net Assets(h)(i)
Total expenses	0.12%		0.12%	0.12%		0.12	%(j)	0.12%

Total expenses after fees waived and/or reimbursed	0.12%		0.12%	0.12%		0.12	%(j)	0.11%

Net investment income	2.06%		1.76%	0.93%		0.29	%(j)	0.01%

Supplemental Data
Net assets, end of period (000)	$1,813,191		$1,182,627	$467,589		$80,257		$—	(b)

(a)	Recommencement of operations.
(b)	There were no Institutional shares outstanding as of the year ended December 31, 2015.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.00005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the expense ratios were as follows:

	Year Ended December 31,			Period from 06/06/16 (a) to 12/31/16	Period from 01/01/15 to 12/31/15 (b)
	2019	2018	2017
Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%

(j)	Annualized.

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury (continued)

	SL Agency

	Year Ended December 31,
	2019		2018	2017		2016	2015

Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00	$1.00

Net investment income	0.0213		0.0178	0.0082		0.0029	0.0003
Net realized gain	0.0000	(a)	0.0000 (a)	0.0000	(a)	0.0001	0.0000	(a)

Net increase from investment operations	0.0213		0.0178	0.0082		0.0030	0.0003

Distributions(b)
From net investment income	(0.0213)		(0.0178)	(0.0082)		(0.0029)	(0.0003)
From net realized gain	(0.0000	)(c)	—	(0.0000	)(c)	(0.0001)	(0.0000	)(c)

Total distributions	(0.0213)		(0.0178)	(0.0082)		(0.0030)	(0.0003)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00	$1.00

Total Return(d)
Based on net asset value	2.15%		1.79%	0.82%		0.30%	0.03%

Ratios to Average Net Assets(e)(f)
Total expenses	0.09%		0.09%	0.09%		0.09%	0.09%

Total expenses after fees waived and/or reimbursed	0.09%		0.09%	0.09%		0.09%	0.09%

Net investment income	2.10%		1.78%	0.85%		0.29%	0.03%

Supplemental Data
Net assets, end of year (000)	$10,620,209		$5,399,030	$4,204,767		$3,570,576	$2,154,574

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the expense ratios were as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of the Master Portfolios. At December 31, 2019, the percentage of each Master Portfolio owned by its corresponding Fund was 100% for Institutional and 91% for Treasury. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Institutional only offers SL Agency share class and is only available for certain eligible investors. Treasury offers multiple classes of shares. Institutional, Select, SL Agency, Capital, Premium and Trust Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, and differ principally with respect to administration fees. The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Treasury operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

With respect to Institutional, the Board is permitted to impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions from Institutional for up to 10 business days during a 90 day period, in the event that Institutional’s weekly liquid assets fall below certain thresholds.

The Funds, together with certain other affiliated registered investment companies are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. The Funds record their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that Institutional’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by Institutional for the benefit of Institutional’s remaining shareholders.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of each Fund as follows:

	Institutional	Treasury
Capital	N/A	0.07	(a)
Institutional	N/A	0.05
Premium	N/A	0.10	(a)
Select	N/A	0.15	(a)
SL Agency	0.02%	0.02
Trust	N/A	0.38	(a)

(a)	No shares outstanding as of December 31, 2019.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Treasury
Capital	N/A	$—	(a)
Institutional	N/A	735,070
Premium	N/A	—	(a)
Select	N/A	—	(a)
SL Agency	$10,210,480	1,542,986
Trust	N/A	—	(a)

	$10,210,480	$2,278,056

(a)	No shares outstanding as of December 31, 2019.

As of December 31, 2019, the only investors for the SL Agency Shares of Institutional are investment companies for which (i) BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of Institutional. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional and Treasury.

Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Shareholders of Capital, Institutional, Premium, Select, SL Agency and Trust Shares of the Funds do not pay any fees for distribution services.

Expense Waivers and Reimbursements: BAL contractually agreed to waive a portion of its administration fees equal to the annual rate of 0.02% of Select Shares average daily net assets through April 30, 2020.

The fees and expenses of the Funds’ Independent Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through April 30, 2020. For the year ended December 31, 2019, the amounts waived and/or reimbursed were as follows:

Institutional	$10,975
Treasury	11,033

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Institutional	Treasury
Ordinary income
12/31/19	$1,208,290,268	$191,951,904
12/31/18	1,050,588,852	107,354,661

12/31/19	$1,208,290,268	$191,951,904

12/31/18	$1,050,588,852	$107,354,661

As of December 31, 2019, the tax components of accumulated earnings were as follows:

	Institutional	Treasury
Undistributed ordinary income	$4,174,593	$1,459,632
Net unrealized gains (losses)	13,583,582	—
Undistributed capital gains	—	6,298

	$17,758,175	$1,465,930

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class of Institutional were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
Institutional	Shares	Amount	Shares	Amount
SL Agency
Shares sold	235,025,468,617	$235,125,900,276	203,052,501,589	$203,087,934,988
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(227,923,910,156)	(228,021,092,590)	(211,878,989,332)	(211,916,084,116)

Net increase (decrease)	7,101,558,461	$7,104,807,686	(8,826,487,743)	$(8,828,149,128)

Total Net Increase (Decrease)	7,101,558,461	$7,104,807,686	(8,826,487,743)	$(8,828,149,128)

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share for Treasury.

Transactions in capital shares for each class of Treasury were as follows:

Treasury	Year Ended 12/31/19	Year Ended 12/31/18
Institutional
Shares sold	9,317,651,619	5,279,725,471
Shares issued in reinvestment of distributions	14,519,118	8,579,680
Shares redeemed	(8,701,741,219)	(4,573,315,565)

Net increase	630,429,518	714,989,586

SL Agency
Shares sold	199,887,588,923	116,642,630,716
Shares issued in reinvestment of distributions	6,379,009	2,789,720
Shares redeemed	(194,673,679,481)	(115,451,243,093)

Net increase	5,220,288,451	1,194,177,343

Total Net Increase	5,850,717,969	1,909,166,929

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and Shareholders of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury (two of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Institutional and Treasury for the taxable year ended December 31, 2019:

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents (a)
Months Paid
January — December 2019
Institutional	85.35%
Treasury	100.00

Federal Obligation Interest (b)
Institutional	0.86%
Treasury	46.02

(a)	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any of the dividends you received is exempt from state income taxes.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information  as of December 31, 2019

Portfolio Composition

Money Market Master Portfolio	Percent of Net Assets
Certificates of Deposit	33%
Repurchase Agreements	29
Commercial Paper	23
Time Deposits	8
U.S. Treasury Obligations	4
Municipal Bonds	2
Corporate Bonds	1
Other Assets and Liabilities	—	(a)

(a)	Represents less than 1%.

Treasury Money Market Master Portfolio	Percent of Net Assets
Repurchase Agreements	53%
U.S. Treasury Obligations	48
Other Assets and Liabilities	(1)

MASTER PORTFOLIO INFORMATION	17

Schedule of Investments December 31, 2019	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit — 33.2%

Domestic — 3.0%
Bank of America NA, 1.83%, 03/16/20(a)	USD 236,000	$236,000,000
Goldman Sachs Bank USA(b):
(SOFR + 0.25%), 1.79%, 06/11/20	100,000	99,924,466
(SOFR + 0.25%), 1.79%, 06/25/20	46,000	46,001,019
(SOFR + 0.25%), 1.79%, 06/29/20	174,000	173,999,783
(SOFR + 0.40%), 1.93%, 11/05/20	50,000	49,991,172
HSBC Bank USA NA(b):
(3 mo. LIBOR US + 0.12%), 2.04%, 08/26/20	101,500	101,512,733
(3 mo. LIBOR US + 0.22%), 2.13%, 12/04/20	155,000	155,000,000
Wells Fargo Bank NA(b):
(3 mo. LIBOR US + 0.21%), 2.24%, 02/07/20	278,500	278,562,651
(1 mo. LIBOR US + 0.22%), 1.96%, 07/15/20	484,500	484,562,496

Total Domestic — 3.0% (Cost — $1,625,500,000)		1,625,554,320

Euro — 3.0%
Bank of Montreal, London:
0.01%, 01/02/20	400,000	400,000,000
2.00%, 01/06/20	200,000	200,000,000
Credit Industriel et Commercial, London:
0.01%, 02/10/20	250,000	249,553,785
0.01%, 03/13/20	400,000	398,633,100
Nationwide Building Society, 2.01%, 01/07/20	345,000	345,000,000
Sumitomo Trust & Banking Co. Ltd., London, 2.18%, 03/26/20(c)	65,000	64,703,997

Total Euro — 3.0% (Cost — $1,657,044,589)		1,657,890,882

Yankee(d) — 27.2%
Australia & New Zealand Banking Group Ltd., New York, 2.70%, 03/31/20	109,250	109,469,679
Banco Santander SA, New York:
(1 mo. LIBOR US + 0.24%), 1.95%, 01/06/20(b)	200,000	200,014,032
1.91%, 02/14/20	250,000	250,046,967
Bank of Montreal, Chicago:
2.10%, 01/03/20	110,000	110,004,644
(1 mo. LIBOR US + 0.42%), 2.16%, 01/17/20(b)	349,000	349,078,874
(Fed Funds Rate + 0.35%), 1.90%, 08/05/20(b)	100,000	100,034,952
(3 mo. LIBOR US + 0.14%), 2.04%, 11/18/20(b)	75,000	75,027,746
(3 mo. LIBOR US + 0.13%), 2.03%, 01/04/21(b)	150,000	149,998,599
Barclays Bank PLC, New York:
2.10%, 05/01/20	394,100	394,341,477
2.05%, 06/22/20	322,000	322,134,119
Bayerische Landesbank, New York:
2.00%, 01/02/20	400,000	399,999,040
2.12%, 02/19/20	250,000	250,088,455
BNP Paribas SA, New York(b):
(3 mo. LIBOR US + 0.20%), 2.21%, 10/09/20	327,750	327,824,301
(3 mo. LIBOR US + 0.19%), 2.19%, 10/16/20	200,000	200,030,918
Credit Agricole CIB, New York:
2.76%, 03/18/20	244,750	245,197,166
(3 mo. LIBOR US + 0.13%), 2.04%, 03/20/20(b)	306,500	306,577,354
(1 mo. LIBOR US + 0.25%), 2.05%, 05/29/20(b)	200,000	200,016,706
Credit Industriel et Commercial, New York, (3 mo. LIBOR US + 0.14%), 2.04%, 12/04/20(b)	246,000	246,000,000
Credit Suisse AG, New York:
(SOFR + 0.38%), 1.92%, 03/06/20(b)	59,000	59,021,105
2.70%, 05/01/20	308,500	309,248,264
(SOFR + 0.37%), 1.91%, 05/22/20(b)	150,000	150,046,152
(SOFR + 0.26%), 1.80%, 06/12/20(b)	62,000	61,977,745
(SOFR + 0.30%), 1.84%, 06/19/20	125,000	125,005,726

Security	Par (000)	Value

Yankee(d) (continued)
Credit Suisse AG, New York (continued):
(SOFR + 0.48%), 2.02%, 10/02/20(b)	USD 200,000	$200,105,846
(3 mo. LIBOR US + 0.23%), 2.12%, 12/30/20(b)	200,000	199,998,686
Landesbank Baden-Wurttemberg, New York, 2.00%, 01/02/20	500,000	499,999,080
Lloyds Bank Corporate Markets PLC, New York:
2.30%, 01/21/20	200,000	200,058,938
(3 mo. LIBOR US + 0.17%), 2.17%, 04/17/20(b)	171,500	171,534,194
(3 mo. LIBOR US + 0.17%), 2.17%, 04/30/20(b)	250,000	250,000,000
2.00%, 05/01/20	142,000	142,053,754
(3 mo. LIBOR US + 0.14%), 2.05%, 05/06/20(b)	150,000	150,000,000
Mitsubishi UFJ Trust & Banking Corp., New York, (3 mo. LIBOR US + 0.08%), 2.00%, 05/27/20(b)	98,000	98,011,308
Mizuho Bank Ltd., New York, (3 mo. LIBOR US + 0.10%), 2.04%, 10/01/20(b)	300,000	300,000,000
MUFG Bank Ltd., New York:
(3 mo. LIBOR US + 0.18%), 2.09%, 02/24/20(b)	351,000	351,078,687
2.72%, 02/24/20	419,500	420,064,546
(3 mo. LIBOR US + 0.18%), 2.10%, 02/27/20(b)	250,000	250,059,355
2.66%, 04/23/20	196,750	197,214,546
(3 mo. LIBOR US + 0.14%), 2.04%, 05/11/20(b)	168,000	168,053,369
1.95%, 10/15/20	100,000	100,049,963
Natixis SA, New York:
2.72%, 04/03/20	368,500	369,197,935
(1 mo. LIBOR US + 0.26%), 2.00%, 05/15/20(b)	144,000	144,035,089
(1 mo. LIBOR US + 0.26%), 1.97%, 05/29/20(b)	400,000	400,117,680
Nordea Bank AB, New York, 2.35%, 06/03/20	247,000	247,522,464
Nordea Bank Abp, New York(b):
(3 mo. LIBOR US + 0.14%), 2.10%, 09/28/20	300,000	300,087,915
(3 mo. LIBOR US + 0.16%), 2.16%, 10/16/20	70,000	70,027,116
Norinchukin Bank, New York:
2.27%, 01/21/20	230,000	230,065,212
2.20%, 01/29/20	125,000	125,035,358
1.94%, 04/29/20	125,000	125,018,046
Oversea-Chinese Banking Corp. Ltd., New York, 1.95%, 04/16/20	100,000	100,003,266
Skandinaviska Enskilda Banken AB, New York(b):
(3 mo. LIBOR US + 0.15%), 2.24%, 10/02/20	25,000	25,009,275
(3 mo. LIBOR US + 0.15%), 2.24%, 10/05/20	200,000	200,075,224
Standard Chartered Bank, New York:
1.94%, 02/18/20	190,000	190,028,245
(Fed Funds Rate + 0.35%), 1.90%, 02/21/20(b)	145,000	145,014,928
1.99%, 05/01/20	264,000	264,083,046
Sumitomo Mitsui Banking Corp, New York, (3 mo. LIBOR US + 0.07%), 2.03%, 06/30/20(b)	367,500	367,499,761
Sumitomo Mitsui Trust Bank Ltd., New York(b):
(3 mo. LIBOR US + 0.24%), 2.24%, 01/15/20	418,000	418,028,658
(3 mo. LIBOR US + 0.19%), 2.10%, 02/25/20	525,000	525,127,643
(3 mo. LIBOR US + 0.20%), 2.10%, 05/18/20	245,000	245,137,124
(3 mo. LIBOR US + 0.17%), 2.11%, 07/27/20	151,400	151,433,774
Svenska Handelsbanken, New York, (3 mo. LIBOR US + 0.15%), 2.24%, 10/02/20(b)	200,000	200,074,196
Toronto-Dominion Bank, New York:
(Fed Funds Rate + 0.30%), 1.85%, 02/27/20(b)	204,000	204,011,351
2.17%, 07/29/20	265,000	265,434,237
(Fed Funds Rate + 0.35%), 1.90%, 08/06/20(b)	50,000	50,011,656
(3 mo. LIBOR US + 0.19%), 2.14%, 09/28/20(b)	589,000	589,428,786
Westpac Banking Corp., New York, (3 mo. LIBOR US + 0.15%), 2.04%, 12/09/20(b)	200,000	200,017,886

Total Yankee — 27.2% (Cost — $14,784,026,078)		14,790,992,164

Total Certificates of Deposit — 33.2% (Cost — $18,066,570,667)		18,074,437,366

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper — 23.3%
Alpine Securitization LLC, (1 mo. LIBOR US + 0.17%), 1.96%, 06/25/20(b)(e)	$55,250	$55,249,976
Antalis SA, 2.29%, 01/22/20(c)	97,000	96,892,530
Atlantic Asset Securitization LLC, 2.06%, 01/17/20(c)	100,000	99,916,936
Banco Santander SA, 1.98%, 06/26/20(c)	248,500	246,240,432
Banque ET Caisse, 2.22%, 04/14/20(c)	100,000	99,477,917
Bennington Sark Cap Co., 2.00%, 01/02/20(c)	883,000	882,910,181
BPCE(c):
1.94%, 07/31/20	197,000	194,750,424
2.04%, 12/23/20	456,250	447,493,294
Canadian Imperial Bank of Commerce:
2.00%, 01/02/20(c)	290,000	289,972,804
(1 mo. LIBOR US + 0.25%), 2.05%, 12/31/20(b)	100,000	100,000,000
Cancara Asset Securitisation LLC, 1.95%, 06/09/20(c)	65,600	65,063,118
Chesham Finance Ltd., 1.60%, 01/07/20(c)	250,000	249,944,445
Collateralized Commercial Paper Co. LLC, 2.00%, 01/06/20(c)	175,000	174,949,075
Collateralized Commercial Paper Flex Co. LLC, (3 mo. LIBOR US + 0.27%), 2.28%, 01/10/20(b)(e)	173,000	173,000,000
Commonwealth Bank of Australia, (3 mo. LIBOR US + 0.15%), 2.09%, 09/21/20(b)(e)	248,000	248,000,000
Crown Point Capital Co. LLC(b)(e):
(1 mo. LIBOR US + 0.25%), 1.96%, 02/06/20	570,000	570,000,000
(1 mo. LIBOR US + 0.38%), 2.18%, 08/28/20	90,000	90,055,239
Enbridge, Inc., 2.21%, 01/30/20(c)	252,000	251,571,600
Exelon Generation Co. LLC, 1.85%, 01/06/20(c)	70,000	69,976,958
Glencove Funding LLC, (1-Week LIBOR + 0.12%), 1.72%, 06/11/20(b)(e)	225,000	225,000,000
HSBC Bank PLC(b)(e):
(3 mo. LIBOR US + 0.09%), 1.98%, 05/07/20	100,000	100,013,497
(1 mo. LIBOR US + 0.38%), 2.17%, 09/21/20	142,000	142,050,995
(1 mo. LIBOR US + 0.40%), 2.11%, 10/06/20	233,000	233,085,061
(3 mo. LIBOR US + 0.24%), 2.27%, 10/06/20	50,000	50,041,262
(3 mo. LIBOR US + 0.23%), 2.23%, 10/13/20	284,000	284,218,214
(3 mo. LIBOR US + 0.19%), 2.10%, 12/01/20	400,000	400,143,272
ING US Funding LLC(b)(e):
(3 mo. LIBOR US + 0.09%), 2.19%, 04/01/20	278,000	278,027,283
(3 mo. LIBOR US + 0.17%), 2.10%, 09/23/20	441,000	441,031,139
(3 mo. LIBOR US + 0.20%), 2.17%, 10/19/20	274,000	274,064,417
Kells Funding LLC, 2.06%, 03/04/20(c)	96,000	95,691,947
Landesbank Baden-Wurttemberg, New York, 1.95%, 01/03/20(c)	107,800	107,786,183
Lexington Parker Capital Co. LLC, 2.00%, 01/02/20(c)	330,000	329,968,082
Macquarie Bank Ltd.(b)(e):
(3 mo. LIBOR US + 0.12%), 2.01%, 05/07/20	131,000	131,031,241
(3 mo. LIBOR US + 0.13%), 2.03%, 05/08/20	200,000	200,000,000
(3 mo. LIBOR US + 0.20%), 2.10%, 12/04/20	248,000	248,000,000
National Security Clearing Corp., 3.09%, 01/02/20(c)	250,000	249,978,903
Nationwide Building Society(c):
2.02%, 04/01/20(e)	169,000	168,162,135
1.96%, 05/26/20	100,000	99,200,483
Nissan Motor Acceptance Corp., 2.00%, 01/07/20(c)	242,000	241,914,359
Nordea Bank AB(c):
2.68%, 04/27/20	131,000	130,227,100
2.68%, 04/29/20	300,000	298,200,000
Oversea-Chinese Banking Corp. Ltd., 1.94%, 10/19/20(c)	171,000	168,422,479
Ridgefield Funding Co. LLC(c):
2.05%, 02/20/20	237,000	236,378,863
2.07%, 02/24/20	35,382	35,281,997
Royal Bank of Canada(b)(e):
(3 mo. LIBOR US + 0.21%), 2.25%, 01/07/20	96,000	96,002,564
(SOFR + 0.51%), 2.05%, 01/09/20	283,500	283,535,508
(Fed Funds Rate + 0.30%), 1.85%, 03/16/20	125,000	125,012,539

Security	Par (000)	Value

Commercial Paper (continued)
Royal Bank of Canada (continued):
(Fed Funds Rate + 0.28%), 1.83%, 06/12/20	$438,000	$438,018,322
Shell International Finance BV(c):
2.09%, 06/25/20	40,750	40,389,363
2.09%, 06/30/20	43,000	42,608,482
Toyota Credit Canada, Inc.(b):
(1 mo. LIBOR US + 0.17%), 1.87%, 02/20/20	50,000	50,000,000
(1 mo. LIBOR US + 0.17%), 1.87%, 02/28/20	100,000	100,000,000
Toyota Motor Credit Corp.(b):
(3 mo. LIBOR US + 0.03%), 2.03%, 01/07/20	41,500	41,500,050
(3 mo. LIBOR US + 0.03%), 2.03%, 01/08/20	200,000	200,000,000
(1 mo. LIBOR US + 0.17%), 1.87%, 02/27/20	231,000	231,043,899
(1 mo. LIBOR US + 0.21%), 1.92%, 05/05/20	46,000	46,000,000
UBS AG:
2.32%, 04/24/20(c)	241,500	240,092,089
(3 mo. LIBOR US + 0.09%), 2.00%, 05/28/20(b)(e)	200,000	200,000,000
VW Credit, Inc., 1.97%, 01/07/20(c)	193,000	192,931,699
Westpac Banking Corp.(b)(e):
(3 mo. LIBOR US + 0.15%), 2.16%, 01/10/20	224,000	224,007,439
(Fed Funds Rate + 0.26%), 1.81%, 06/08/20	182,000	182,007,471
(3 mo. LIBOR US + 0.15%), 2.04%, 11/25/20	400,000	400,141,196

Total Commercial Paper — 23.3% (Cost — $12,703,402,535)		12,706,674,462

Corporate Bonds — 1.0%

Auto Components — 0.2%
American Honda Finance Corp, (3 mo. LIBOR US + 0.09%), 1.99%, 05/13/20(b)	131,000	131,008,715

Banks — 0.1%
Citibank NA, 2.10%, 06/12/20	64,805	64,837,058

Capital Markets — 0.2%
CPPIB Capital, Inc, (SOFR + 0.32%), 1.86%, 12/10/20(b)(e)	92,750	92,760,816

Consumer Finance — 0.2%
Caterpillar Financial Services Corp, (3 mo. LIBOR US + 0.10%), 2.00%, 06/19/20(b)	79,000	79,007,198

Diversified Financial Services — 0.1%
UBS AG, Stamford, 2.35%, 03/26/20	50,000	50,055,017

Industrial Conglomerates — 0.2%
Siemens Financieringsmaatschappij NV, (3 mo. LIBOR US + 0.34%), 2.23%, 03/16/20(b)(e)	108,145	108,194,972

Total Corporate Bonds — 1.0% (Cost — $525,678,003)		525,863,776

Municipal Bonds — 1.6%

Delaware — 0.0%
Rib Floater Trust Various States, RB, Series 19-W, 2.15%, 02/04/20(e)(f)	17,095	17,095,000

Florida — 0.1%
Taxable Municipal Funding Trust, RB, VRDN, 1.71%, 01/07/20(e)(f)	30,480	30,480,000

Maine — 0.1%
Maine State Housing Authority, Refunding RB, VRDN, 1.71%, 01/07/20(f)	51,000	51,000,000

Minnesota — 0.1%
Taxable Municipal Funding Trust, RB, VRDN, 2.15%, 01/07/20(e)(f)	33,995	33,995,000

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 0.0%
New Hampshire Business Finance Authority, RB, Draw Down-CJ FMB, Series A, 1.92%, 01/07/20(e)(f)	$12,500	$12,500,000

New Jersey — 0.5%
Taxable Municipal Funding Trust, Refunding RB, VRDN(e)(f):
1.71%, 01/07/20	17,470	17,470,000
Taxable, Series 2019-014, 2.15%, 01/07/20	242,515	242,515,000

		259,985,000

New York — 0.7%
Jets Stadium Development LLC(e)(f):
1.85%, 01/07/20	39,855	39,855,000
1.85%, 01/07/20	29,600	29,600,000
VRDN, Series A-4B, 1.85%, 01/07/20	2,500	2,500,000
Jets Stadium Finance Secured, 1.85%, 01/07/20(e)(f)	121,295	121,295,000
Rib Floater Trust Various States, RB, VRDN, 2.15%, 02/04/20(e)(f)	18,705	18,705,000
Taxable Municipal Funding Trust, RB(e)(f):
(AGM), VRDN, 1.71%, 01/07/20	33,080	33,080,000
VRDN, 2.15%, 02/04/20	61,585	61,585,000
VRDN, 2.15%, 02/04/20	6,300	6,300,000
VRDN, 2.15%, 01/07/20	70,915	70,915,000
Taxable Municipal Funding Trust, Refunding RB, VRDN, Taxable, Series 2019-008, 2.15%, 01/07/20(e)(f):	7,140	7,140,000

		390,975,000

Texas — 0.0%
Taxable Municipal Funding Trust, RB, Series 2018-001, 1.71%, 01/07/20(e)(f):	18,880	18,880,000

West Virginia — 0.1%
Taxable Municipal Funding Trust, RB, VRDN, 1.71%, 01/07/20(e)(f):	47,840	47,840,000

Total Municipal Bonds — 1.6% (Cost — $862,750,000)		862,750,000

Time Deposits — 7.7%
Bank of Nova Scotia:
1.70%, 01/02/20	1,000,000	1,000,000,000
1.60%, 01/07/20	275,000	275,000,000
Credit Agricole CIB, New York:
1.53%, 01/02/20	126,000	126,000,000
1.75%, 01/03/20	550,000	550,000,000
Landesbank Hessen-Thueringen Girozentrale, 1.55%, 01/02/20	84,000	84,000,000
Mizuho Bank Ltd., New York, 1.58%, 01/02/20	880,000	880,000,000
National Bank of Canada, 1.70%, 01/03/20	300,000	300,000,000
Natixis, SA, 1.53%, 01/02/20	100,000	100,000,000
Royal Bank of Canada, New York:
1.45%, 01/02/20	126,000	126,000,000
1.55%, 01/02/20	775,000	775,000,000

Total Time Deposits — 7.7% (Cost — $4,216,000,000)		4,216,000,000

U.S. Treasury Obligations — 3.8%
U.S. Treasury Bills(c):
1.61%, 01/21/20	250,000	249,806,680
1.87%, 03/12/20	270,000	269,218,536
U.S. Treasury Notes(b):
(3 mo.Treasury money market yield + 0.22%), 1.75%, 07/31/21	280,000	280,119,826

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
(3 mo.Treasury money market yield + 0.30%), 1.83%, 10/31/21	$1,276,000	$1,278,260,141

Total U.S. Treasury Obligations — 3.8% (Cost — $2,075,146,000)		2,077,405,183

Total Repurchase Agreements — 29.0% (Cost — $15,777,500,751)		15,777,500,751

Total Investments — 99.6% (Cost — $54,227,047,956)*		54,240,631,538

Other Assets Less Liabilities — 0.4%		203,054,179

Net Assets — 100.0%		$54,443,685,717

*	Cost for U.S. federal income tax purposes.
(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Rates are discount rates or a range of discount rates as of period end.
(d)	Issuer is a U.S. branch of a foreign domiciled bank.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Money Market Master Portfolio

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
Barclays Capital, Inc.	1.66	%(a)	12/31/19	01/02/20	$144,000	$144,000	$44,013,280	Corporate Debt/Obligation, 0.00% to 9.00%, due 1/07/21 to 6/01/67	$137,855,000	$151,200,585
	1.69	(a)	12/31/19	01/02/20	109,000	109,000	109,010,234	Corporate Debt/Obligation, 2.13% to 7.50%, due 11/03/20 to 12/31/49	105,307,573	114,450,000
	1.89	(a)	12/31/19	01/02/20	137,000	137,000	137,014,385	Corporate Debt/Obligation, 2.89% to 9.38%, due 4/15/20 to 3/01/50	157,149,205	153,356,543
	1.99	(a)	12/31/19	04/04/20	135,000	135,000	135,708,938	Corporate Debt/Obligation, 2.60% to 5.75%, due 9/01/20 to 9/23/49	132,441,332	141,750,000

Total Barclays Capital, Inc.						$525,000				$560,757,128

BNP Paribas Securities Corp.	1.64	(a)	12/31/19	01/02/20	355,000	355,000	355,032,344	U.S. Treasury Obligation, 0.00% to 7.88%, due 2/07/20 to 2/25/68	373,632,033	372,024,147
	2.21	(a)	12/31/19	04/04/20	100,000	100,000	100,583,194	Corporate Debt/Obligation, 2.08% to 11.50%, due 7/16/20 to 12/31/49	109,063,726	112,698,330

Total BNP Paribas Securities Corp.						$455,000				$484,722,477

Citigroup Global Markets, Inc.	1.55	(b)	12/31/19	01/02/20	13,000	13,000	13,001,119	U.S. Treasury Obligation, 0.63% to 3.63%, due 2/15/43 to 8/15/44	10,870,429	13,295,954
	1.57		12/31/19	01/02/20	97,000	97,000	97,008,461	U.S. Government Sponsored Agency Obligation, 0.00% to 8.00%, due 2/15/28 to 1/25/41	321,543,576	100,078,043
	1.59	(a)	12/31/19	01/02/20	100,000	100,000	100,008,833	U.S. Treasury Obligation, 0.00% to 2.88%, due 1/02/20 to 8/15/28	99,783,000	103,045,911
	2.30	(a)	12/31/19	04/01/20	209,000	209,000	210,228,456	Corporate Debt/Obligation, 0.00% to 7.20%, due 1/17/20 to 12/01/96	1,213,075,614	220,571,231

Total Citigroup Global Markets, Inc.						$419,000				$436,991,139

Credit Agricole Corp.(g)	1.55	(b)	12/31/19	01/02/20	189,000	189,000	189,016,275	U.S. Treasury Obligation, 1.25% to 2.25%, due 3/31/21 to 11/15/27	190,940,872	192,780,019
Credit Suisse Securities (USA) LLC	2.21	(a)	12/31/19	02/04/20	100,000	100,000	100,214,861	Corporate Debt/Obligation, 1.03% to 10.88%, due 8/15/20 to 10/25/59	300,875,650	108,302,266
	2.21	(a)	12/31/19	02/04/20	482,000	482,000	483,035,631	Corporate Debt/Obligation, 0.00% to 14.54%, due 8/15/20 to 10/25/59	9,608,191,365	555,687,897

Total Credit Suisse Securities (USA) LLC						$582,000				$663,990,163

Deutsche Bank Securities, Inc.	1.46		12/31/19	01/02/20	115,000	115,000	115,009,328	U.S. Treasury Obligation, 0.00%, due 2/15/31	145,331,600	117,300,041
	1.57		12/31/19	01/02/20	1,300,000	1,300,000	1,300,113,389	U.S. Government Sponsored Agency Obligation, 0.13% to 4.50%, due 4/15/20 to 1/01/50	1,512,074,758	1,337,132,375

Total Deutsche Bank Securities, Inc.						$1,415,000				$1,454,432,416

Federal Reserve Bank of New York	1.45		12/31/19	01/02/20	1,600,000	1,600,000	1,600,128,889	U.S. Treasury Obligation, 2.25% to 2.75%, due 4/30/23 to 11/15/27	1,542,019,900	1,600,128,982

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
HSBC Securities (USA), Inc.	1.66	%(a)	12/31/19	01/02/20	$67,000	$67,000	$67,006,179	Corporate Debt/Obligation, 0.13% to 6.90%, due 2/14/20 to 1/15/87	$68,785,927	$70,264,128
	1.74	(a)	12/31/19	01/02/20	89,500	89,500	89,508,652	Corporate Debt/Obligation, 2.22% to 7.30%, due 4/15/23 to 12/31/49	96,007,252	98,106,478

Total HSBC Securities (USA), Inc.						$156,500				$168,370,606

J.P. Morgan Securities LLC	1.55		12/31/19	01/02/20	502,000	502,000	502,043,228	U.S. Treasury Obligation, 0.13% to 3.00%, due 1/15/23 to 2/15/47	453,230,800	512,040,097
	1.57		12/31/19	01/02/20	435,000	435,000	435,037,942	U.S. Government Sponsored Agency Obligation, 2.50% to 7.00%, due 10/20/24 to 9/01/69	1,008,758,307	443,700,000
	1.58		12/31/19	01/02/20	74,448	74,448	74,455,064	U.S. Treasury Obligation, 1.88%, due 7/31/26	75,000,000	75,937,500
	1.58		12/31/19	01/02/20	874,088	874,088	874,164,766	U.S. Treasury Obligation, 2.88%, due 8/15/28	817,017,000	891,569,801
	1.58		12/31/19	01/02/20	270,010	270,010	270,033,872	U.S. Treasury Obligation, 2.13%, due 5/31/26	269,350,000	275,410,375
	1.58		12/31/19	01/02/20	24,663	24,663	24,665,155	U.S. Treasury Obligation, 1.88%, due 6/30/26	25,000,000	25,156,250
	1.58		12/31/19	01/02/20	580,335	580,335	580,386,437	U.S. Treasury Obligation, 3.13%, due 11/15/28	535,089,000	591,942,206
	1.58		12/31/19	01/02/20	9,033	9,033	9,033,881	U.S. Treasury Obligation, 2.13%, due 5/15/25	9,000,000	9,213,750
	1.58		12/31/19	01/02/20	395,221	395,221	395,255,280	U.S. Treasury Obligation, 3.00%, due 10/31/25	375,000,000	403,125,000
	1.58		12/31/19	01/02/20	26,287	26,287	26,289,072	U.S. Treasury Obligation, 2.88%, due 7/31/25	25,000,000	26,812,500
	1.58		12/31/19	01/02/20	656,693	656,693	656,750,290	U.S. Treasury Obligation, 2.63%, due 12/31/25	637,930,000	669,826,500
	1.58		12/31/19	01/02/20	221,769	221,769	221,788,094	U.S. Treasury Obligation, 2.63%, due 1/31/26	213,400,000	226,204,000
	1.58		12/31/19	01/02/20	33,572	33,572	33,574,822	U.S. Treasury Obligation, 2.88%, due 5/31/25	32,229,000	34,243,313
	1.58		12/31/19	01/02/20	129,602	129,602	129,612,939	U.S. Treasury Obligation, 1.63%, due 9/30/26	133,025,000	132,193,594
	1.58		12/31/19	01/02/20	431,280	431,280	431,318,028	U.S. Treasury Obligation, 1.63%, due 5/15/26	443,230,000	439,905,775
	1.64	(a)	12/31/19	01/02/20	285,000	285,000	285,025,967	U.S. Government Sponsored Agency Obligation, 0.00% to 7.50%, due 6/02/20 to 6/16/61	5,907,672,708	297,322,915
	1.66	(a)	12/31/19	01/02/20	116,000	116,000	116,010,698	Corporate Debt/Obligation, 0.00% to 7.00%, due 1/09/20 to 9/16/58	3,898,908,581	120,978,710
	1.72	(a)	12/31/19	01/02/20	90,000	90,000	90,008,600	Corporate Debt/Obligation, 0.08% to 7.93%, due 12/21/30 to 12/16/72	841,433,328	96,300,000
	1.89	(a)	12/31/19	01/02/20	90,000	90,000	90,009,450	Corporate Debt/Obligation, 1.00% to 11.00%, due 5/15/21 to 12/31/2500	523,109,875	97,260,995
	3.25		12/27/19	01/02/20	180,075	180,075	180,173,004	U.S. Treasury Obligation, 3.00%, due 11/15/44	162,726,000	183,676,973
	3.25		12/27/19	01/02/20	125,766	125,766	125,834,055	U.S. Treasury Obligation, 2.13%, due 9/30/24	125,000,000	128,281,250
	3.25		12/27/19	01/02/20	351,437	351,437	351,627,597	U.S. Treasury Obligation, 2.25%, due 12/31/24	348,875,000	358,465,980
	3.25		12/27/19	01/02/20	42,722	42,722	42,744,709	U.S. Treasury Obligation, 2.50%, due 2/15/45	41,900,000	43,576,000

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
J.P. Morgan Securities LLC	1.76	%(a)	12/31/19	01/07/20	$498,000	$498,000	$498,170,427	U.S. Government Sponsored Agency Obligation, 0.04% to 7.00%, due 8/25/22 to 9/16/61	$2,695,946,129	$509,805,563
	1.84	(a)	12/31/19	01/07/20	755,000	755,000	755,270,122	Corporate Debt/Obligation, 0.00% to 9.75%, due 5/15/20 to 12/17/59	3,118,665,470	811,860,801
	2.21	(a)	12/31/19	03/31/20	175,000	175,000	175,977,618	Corporate Debt/Obligation, 0.00% to 7.50%, due 9/15/20 to 11/15/61	356,960,625	189,006,132
	2.26	(a)	12/31/19	03/31/20	320,000	320,000	321,828,089	Corporate Debt/Obligation, 0.00% to 8.09%, due 3/18/21 to 3/01/78	779,663,772	344,775,558
	2.31	(a)	12/31/19	03/31/20	205,000	205,000	206,197,029	Corporate Debt/Obligation, 2.30% to 8.43%, due 11/02/20 to 6/25/59	270,313,540	220,728,784

Total J.P. Morgan Securities LLC						$7,898,001				$8,159,320,322

Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.45		12/31/19	01/02/20	300,000	300,000	300,024,167	U.S. Treasury Obligation, 2.00%, due 4/30/24	300,861,100	306,000,003
	1.55		12/31/19	01/02/20	400,000	400,000	400,034,444	U.S. Treasury Obligation, 1.25% to 2.63%, due 10/31/21 to 12/31/25	402,336,600	408,000,036
	1.57		12/31/19	01/02/20	120,000	120,000	120,010,467	U.S. Government Sponsored Agency Obligation, 2.75% to 3.00%, due 1/25/43 to 2/20/46	127,630,397	126,000,000
	1.64	(a)	12/31/19	01/02/20	115,000	115,000	115,010,478	U.S. Government Sponsored Agency Obligation, 3.00%, due 1/01/50	116,470,507	118,450,001
	1.94	(a)	12/31/19	02/04/20	65,000	65,000	65,122,597	Corporate Debt/Obligation, 3.25% to 7.38%, due 3/15/24 to 6/25/48	58,766,121	68,250,000
	2.24	(a)	12/31/19	03/05/20	240,000	240,000	240,970,667	Corporate Debt/Obligation, 5.54% to 7.49%, due 4/25/28 to 4/25/49	287,062,356	288,000,001

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$1,240,000				$1,314,700,041

Mizuho Security USA, Inc.	1.69	(a)	12/31/19	01/02/20	45,000	45,000	45,004,225	Corporate Debt/Obligation, 2.45% to 4.00%, due 6/01/34 to 9/15/69	46,325,643	48,150,001
	1.84	(a)	12/31/19	01/02/20	30,000	30,000	30,003,067	Corporate Debt/Obligation, 4.00%, due 6/15/35	29,247,079	32,100,001
	2.35	(a)	12/31/19	02/04/20	44,000	44,000	44,100,528	Corporate Debt/Obligation, 3.79% to 5.16%, due 4/10/28 to 9/15/58	46,624,935	47,080,001

Total Mizuho Security USA, Inc.						$119,000				$127,330,003

TD Securities (USA) LLC	1.66	(a)	12/31/19	01/02/20	75,000	75,000	75,006,917	Corporate Debt/Obligation, 1.65% to 5.40%, due 3/22/21 to 1/15/49	76,450,125	78,750,573
Wells Fargo Securities LLC	1.57		12/31/19	01/02/20	75,000	75,000	75,006,542	U.S. Government Sponsored Agency Obligation, 2.50% to 5.00%, due 1/01/32 to 3/01/49	102,748,097	77,250,000

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
Wells Fargo Securities LLC	1.64%		12/31/19	01/02/20	$200,000	$200,000	$200,018,222	U.S. Treasury Obligation, 0.00%, due 1/06/20	$210,225,486	$210,000,000
	1.64	(a)	12/31/19	01/02/20	100,000	100,000	100,009,111	Corporate Debt/Obligation, 0.00%, due 1/30/20	105,243,275	105,000,000
	1.66	(a)	12/31/19	01/02/20	530,000	530,000	530,048,878	Corporate Debt/Obligation, 0.00% to 6.46%, due 2/24/20 to 5/15/62	725,037,470	559,654,023
	1.69		12/26/19	01/02/20	70,000	70,000	70,023,003	Corporate Debt/Obligation, 0.00%, due 1/27/20	72,717,103	72,342,296
	1.69		12/27/19	01/03/20	71,000	71,000	71,023,331	Corporate Debt/Obligation, 0.00%, due 1/21/20	74,717,968	74,478,346
	2.13		12/20/19	03/20/20	58,000	58,000	58,312,282	Corporate Debt/Obligation, 2.75%, due 3/15/23	58,507,577	60,900,001

Total Wells Fargo Securities LLC						$1,104,000				$1,159,624,666

						$15,777,501				$16,342,156,538

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$54,240,631,538	$—	$54,240,631,538

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 47.8%
U.S. Treasury Bills(a):
1.87%, 01/02/20	$50,610	$50,610,000
1.56%, 01/07/20	138,290	138,254,736
1.77%, 01/09/20	243,780	243,686,194
2.03%, 01/23/20	117,305	117,163,083
1.77%, 01/30/20	276,755	276,368,175
1.89%, 02/20/20	107,580	107,304,968
1.58%, 02/25/20	211,710	211,208,598
1.89%, 02/27/20	475,885	474,498,588
1.56%, 03/12/20	14,260	14,216,970
1.91%, 03/26/20	99,500	99,063,029
1.56%, 04/02/20	85,055	84,723,498
1.66%, 04/16/20	41,690	41,491,139
1.98%, 04/23/20	395,265	392,875,002
1.65%, 04/30/20	125,000	124,329,167
1.57%, 05/07/20	105,210	104,640,273
1.59%, 05/14/20	113,050	112,397,764
1.61%, 05/28/20	225,000	223,546,453
1.60%, 06/25/20	230,000	228,244,180
1.79%, 09/10/20	25,295	24,985,684
U.S. Treasury Notes:
1.25% - 2.00%, 01/31/20(b)	834,190	834,169,855
1.25% - 1.38%, 02/29/20	138,445	138,272,787
1.38%, 03/31/20	16,790	16,762,654
1.13% - 2.38%, 04/30/20	150,435	150,395,931
(3 mo. Treasury money market yield + 0.03%), 1.56%, 04/30/20(c)	146,470	146,475,245
1.50% - 3.50%, 05/15/20	54,890	54,898,256
1.38% - 1.50%, 05/31/20	42,985	42,929,473
1.63%, 06/30/20	2,480	2,477,160

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
(3 mo. Treasury money market yield + 0.04%), 1.57%, 07/31/20(c)	$250,395	$250,281,645
1.38% - 2.63%, 08/31/20	87,230	87,213,015
2.75%, 09/30/20	75,000	75,621,746
1.63%, 10/15/20	136,130	136,139,630
(3 mo. Treasury money market yield + 0.05%), 1.57%, 10/31/20(c)	50,000	49,956,639
2.63%, 11/15/20	360,055	363,163,616
1.63% - 2.00%, 11/30/20	100,990	101,266,525
2.38% - 2.50%, 12/31/20	25,220	25,419,714
(3 mo. Treasury money market yield + 0.12%), 1.64%, 01/31/21(c)	301,250	301,128,748
(3 mo. Treasury money market yield + 0.14%), 1.66%, 04/30/21(c)	183,440	183,427,687
(3 mo. Treasury money market yield + 0.22%), 1.75%, 07/31/21(c)	495,000	494,882,452
(3 mo. Treasury money market yield + 0.30%), 1.83%, 10/31/21(c)	33,945	33,981,966

Total U.S. Treasury Obligations — 47.8% (Cost — $6,558,472,245)		6,558,472,245

Total Repurchase Agreements — 52.7% (Cost — $7,214,989,999)		7,214,989,999

Total Investments — 100.5% (Cost — $13,773,462,244*)		13,773,462,244

Liabilities in Excess of Other Assets — (0.5)%		(74,212,970)

Net Assets — 100.0%		$13,699,249,274

*	Cost for U.S. federal income tax purposes.
(a)	Rates are discount rates or a range of discount rates as of period end.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
Bank of Nova Scotia	1.55%		12/31/19	01/02/20	$140,989	$140,989	$141,001,141	U.S. Treasury Obligation, 0.13% to 4.25%, due 4/15/20 to 2/15/49	$128,653,900	$143,821,204
Barclays Capital, Inc.	1.55		12/31/19	01/02/20	50,000	50,000	50,004,306	U.S. Treasury Obligation, 2.13%, due 5/31/26	49,912,600	51,000,089
BNP Paribas Securities Corp.	1.56		12/31/19	01/02/20	50,000	50,000	50,004,333	U.S. Treasury Obligation, 0.00% to 2.50%, due 2/27/20 to 8/15/48	45,148,237	51,000,000
Citigroup Global Markets, Inc.	1.55	(a)	12/31/19	01/02/20	262,000	262,000	262,022,561	U.S. Treasury Obligation, 0.63% to 3.63%, due 2/15/43 to 8/15/44	219,080,971	267,964,599
	1.55		12/31/19	01/02/20	265,000	265,000	265,022,819	U.S. Treasury Obligation, 3.00% to 3.38%, due 8/15/48 to 11/15/48	221,485,300	270,300,062

Total Citigroup Global Markets, Inc.						$527,000				$538,264,661

Credit Agricole Corp.(c)	1.55	(a)	12/31/19	01/02/20	411,000	411,000	411,035,392	U.S. Treasury Obligation, 1.25% to 2.25%, due 3/31/21 to 11/15/27	415,220,629	419,220,041
Fixed Income Clearing Corporation — SSB	3.50		12/03/19	01/02/20	50,000	50,000	50,145,833	U.S. Treasury Obligation, 3.50%, due 01/02/20	46,460,000	51,002,487

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	Treasury Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
HSBC Securities (USA), Inc.	1.55%		12/31/19	01/02/20	$169,000	$169,000	$169,014,553	U.S. Treasury Obligation, 0.00% to 2.75%, due 2/29/20 to 8/15/43	$175,220,800	$172,380,043
.	1.55	(b)	12/31/19	01/02/20	225,000	225,000	225,019,375	U.S. Treasury Obligation, 1.57% to 2.75%, due 7/31/20 to 2/15/45	226,970,700	229,500,013

Total HSBC Securities (USA), Inc.						$394,000				$401,880,056

J.P. Morgan Securities LLC	1.55		12/31/19	01/02/20	1,075,000	1,075,000	1,075,092,569	U.S. Treasury Obligation, 0.00% to 7.50%, due 4/30/20 to 11/15/49	1,059,584,100	1,096,500,093
	1.58		12/31/19	01/02/20	216,661	216,661	216,679,864	U.S. Treasury Obligation, 2.25%, due 8/15/27	212,750,000	220,994,063
	1.58		12/31/19	01/02/20	247,508	247,508	247,529,814	U.S. Treasury Obligation, 2.75%, due 2/15/28	234,300,000	252,458,250
	1.58		12/31/19	01/02/20	376,643	376,643	376,676,098	U.S. Treasury Obligation, 1.88%, due 3/31/22	379,902,000	384,175,898
	1.58		12/31/19	01/02/20	686,684	686,684	686,743,915	U.S. Treasury Obligation, 2.25%, due 11/15/27	677,550,000	700,417,313
	1.58		12/31/19	01/02/20	204,412	204,412	204,429,708	U.S. Treasury Obligation, 2.38%, due 5/15/27	200,000,000	208,500,000
	1.58		12/31/19	01/02/20	304,798	304,798	304,824,794	U.S. Treasury Obligation, 2.88%, due 5/15/28	287,200,000	310,894,000
	1.58		12/31/19	01/02/20	103,560	103,560	103,568,465	U.S. Treasury Obligation, 2.88%, due 5/31/25	99,417,000	105,630,563
	1.58		12/31/19	01/02/20	84,735	84,735	84,742,732	U.S. Treasury Obligation, 1.83%, due 10/31/21	86,000,000	86,430,000
	3.20		11/27/19	01/02/20	50,000	50,000	50,160,306	U.S. Treasury Obligation, 3.00%, due 11/15/44	45,183,000	51,000,311
	3.30		12/03/19	01/02/20	50,000	50,000	50,137,806	U.S. Treasury Obligation, 3.00%, due 11/15/44	45,183,000	51,000,311
	3.50		12/17/19	01/02/20	50,000	50,000	50,078,083	U.S. Treasury Obligation, 3.00%, due 11/15/44	45,183,000	51,000,311

Total J.P. Morgan Securities LLC						$3,450,001				$3,519,001,113

Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.55		12/31/19	01/02/20	17,000	17,000	17,001,464	U.S. Treasury Obligation, 1.88% to 2.00%, due 5/31/22 to 10/31/22	17,170,200	17,340,071
Mufg Securities Americas Inc.	1.55		12/31/19	01/02/20	211,000	211,000	211,018,169	U.S. Treasury Obligation, 1.25% to 3.75%, due 8/31/20 to 8/15/41	211,169,100	215,220,039
Natixis SA	1.55%		12/31/19	01/02/20	575,000	575,000	575,049,514	U.S. Treasury Obligation, 0.13% to 6.38%, due 7/15/20 to 2/15/49	538,674,100	586,500,079
	1.55	(b)	12/31/19	01/02/20	290,000	290,000	290,024,972	U.S. Treasury Obligation, 0.75% to 6.38%, due 5/15/21 to 2/15/46	228,046,100	295,800,007

Total Natixis SA						$865,000				$882,300,086

SG Americas Securities LLC	1.55		12/31/19	01/02/20	430,000	430,000	430,037,028	U.S. Treasury Obligation, 0.00%, due 5/15/23	557,044,812	438,600,000
TD Securities (USA) LLC	1.55		12/31/19	01/02/20	190,000	190,000	190,016,361	U.S. Treasury Obligation, 1.75% to 2.13%, due 11/30/24 to 12/31/26	191,644,800	193,800,058
Wells Fargo Securities LLC	1.55		12/31/19	01/02/20	429,000	429,000	429,036,942	U.S. Treasury Obligation, 0.13% to 2.88%, due 4/15/22 to 1/31/26	411,764,600	437,580,041

Total						$7,214,990				$7,360,029,946

(a)	Traded in a joint account.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Treasury Money Market Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$13,773,462,244	$—	$13,773,462,244

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Statements of Assets and Liabilities

December 31, 2019

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

ASSETS
Investments at value — unaffiliated(a)	$38,463,130,787	$6,558,472,245
Repurchase agreements at value(b)	15,777,500,751	7,214,989,999
Cash	101,546,825	44,769
Receivables:
Investments sold — unaffiliated	—	5,887,297
Interest — unaffiliated	105,245,492	11,724,302

Total assets	54,447,423,855	13,791,118,612

LIABILITIES
Payables:
Investments purchased	—	90,614,058
Investment advisory fees	3,534,719	1,176,477
Trustees’ fees	103,017	48,208
Other accrued expenses	100,402	30,595

Total liabilities	3,738,138	91,869,338

NET ASSETS	$54,443,685,717	$13,699,249,274

NET ASSETS CONSIST OF
Investors’ capital	$54,430,102,135	$13,699,249,274
Net unrealized appreciation (depreciation)	13,583,582	—

NET ASSETS	$54,443,685,717	$13,699,249,274

(a) Investments at cost — unaffiliated	$38,449,547,205	$6,558,472,245
(b) Repurchase agreements at cost — unaffiliated	$15,777,500,751	$7,214,989,999

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2019

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$1,254,372,445	$237,062,858

EXPENSES
Investment advisory	51,229,211	10,816,874
Independent Trustees	420,426	150,003
Professional	140,711	40,504

Total expenses	51,790,348	11,007,381
Less fees waived and/or reimbursed by the Manager	(15,929,900)	(3,435,569)

Total expenses after fees waived and/or reimbursed	35,860,448	7,571,812

Net investment income	1,218,511,997	229,491,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments	658,671	1,208,116
Net change in unrealized appreciation (depreciation) on investments	14,197,832	—

Net realized and unrealized gain	14,856,503	1,208,116

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,233,368,500	$230,699,162

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets

	Money Market Master Portfolio		Treasury Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,218,511,997	$1,060,900,668	$229,491,046	$152,172,022
Net realized gain	658,671	2,218,840	1,208,116	181,799
Net change in unrealized appreciation (depreciation)	14,197,832	(1,677,441)	—	—

Net increase in net assets resulting from operations	1,233,368,500	1,061,442,067	230,699,162	152,353,821

CAPITAL TRANSACTIONS
Proceeds from contributions	235,125,900,281	203,087,934,988	215,732,811,573	130,455,316,898
Value of withdrawals	(229,255,796,451)	(212,943,735,070)	(210,316,698,539)	(131,903,567,464)

Net increase (decrease) in net assets derived from capital transactions	5,870,103,830	(9,855,800,082)	5,416,113,034	(1,448,250,566)

NET ASSETS
Total increase (decrease) in net assets	7,103,472,330	(8,794,358,015)	5,646,812,196	(1,295,896,745)
Beginning of year	47,340,213,387	56,134,571,402	8,052,437,078	9,348,333,823

End of year	$54,443,685,717	$47,340,213,387	$13,699,249,274	$8,052,437,078

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	Money Market Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	2.45%	2.10%	1.23%	0.63%	0.21%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	2.38%	2.06%	1.25%	0.60%	0.21%

Supplemental Data
Net assets, end of year (000)	$54,443,686	$47,340,213	$56,134,571	$41,223,924	$43,289,154

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

	Treasury Money Market Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	2.17%	1.81%	0.84%	0.32%	0.03%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	2.12%	1.76%	0.87%	0.31%	0.04%

Supplemental Data
Net assets, end of year (000)	$13,699,249	$8,052,437	$9,348,334	$6,067,065	$3,450,181

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to two series of MIP. Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “ Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio is classified as diversified.

Treasury Money Market Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master Portfolio is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolio’s weekly liquid assets.

BlackRock Cash Funds: Institutional, the sole feeder fund into Money Market Master Portfolio, prices and transacts its shares at a NAV per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

With respect to Money Market Master Portfolio, the Board of Trustees of MIP (the “Board”) is permitted to impose a liquidity fee of up to 2% of the value of shares redeemed or temporarily restrict redemptions from Money Market Master Portfolio for up to 10 business days during a 90 day period, in the event that such Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds.

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Money Market Master Portfolio for the benefit of the Money Market Master Portfolio’s remaining shareholders.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies (Money Market Master Portfolio): The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 3:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Investment Valuation Policies (Treasury Money Market Master Portfolio): U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master Portfolio seeks to maintain the NAV per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Money Market Master Portfolio’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively. A fund, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of each Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of the average daily value of each Master Portfolio’s net assets through April 30, 2020. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived were as follows:

Money Market Master Portfolio	$15,368,763
Treasury Money Market Master Portfolio	3,245,062

The Manager has also voluntarily agreed to waive a portion of their respective investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income if applicable. The Manager may discontinue the voluntary waiver at any time. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager under this agreement.

The fees and expenses of MIP’s Trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BAL has contractually agreed to reimburse the Master Portfolios or provide an offsetting credit against the administration fees paid by the Master Portfolios in an amount equal to these independent expenses through April 30, 2020. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived were as follows:

Money Market Master Portfolio	$561,137
Treasury Money Market Master Portfolio	190,507

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Gain (Loss)
Money Market Master Portfolio	$—	$120,731,729	$—

6.	INCOME TAX INFORMATION

Treasury Money Market Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Treasury Money Market Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

7.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Master Portfolio’s ability to buy or sell bonds. As a result, a Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.

Certain obligations held by the Money Market Master Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Money Market Master Portfolio monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Certain affiliates indirectly invest in the Master Portfolios through the SL Agency Shares of BlackRock Cash Funds. As of period end, these affiliated investors represent a significant portion of the net assets of Money Market Master Portfolio and Treasury Money Market Master Portfolio.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of Money Market Master Portfolio and Treasury Money Market Master Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Money Market Master Portfolio and Treasury Money Market Master Portfolio (two of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019 and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust/MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust/MIP.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

North Quincy, MA 02171

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	41

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedule of portfolio holdings with the SEC each month on Forms N-MFP. The Funds’/Master Portfolios’ reports on Forms N-MFP are available on the SEC’s website at sec.gov. Each Fund/Master Portfolio makes portfolio holdings available to shareholders/interest holders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com, or by calling (800) 626-1960; and (2) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.

LIBOR	London Inter-bank Offered Rate

RB	Revenue Bonds

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Notes

Important Fund Information

The following applies to BlackRock Cash Funds: Institutional and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

The following applies to BlackRock Cash Funds: Treasury and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

GLOSSARY OF TERMS USED IN THIS REPORT / IMPORTANT FUND INFORMATION	43

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

MMF3-12/19-AR

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds III

•	BlackRock LifePath® Dynamic Retirement Fund
•	BlackRock LifePath® Dynamic 2030 Fund
•	BlackRock LifePath® Dynamic 2040 Fund
•	BlackRock LifePath® Dynamic 2050 Fund
•	BlackRock LifePath® Dynamic 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Funds with target dates of 2030, 2040, 2050 and 2060 and the BlackRock LifePath® Dynamic Retirement Fund (together, the “LifePath Dynamic Funds”) invest in their respective LifePath® Dynamic Master Portfolio.

For the 12-month period ended December 31, 2019, the BlackRock LifePath® Dynamic Retirement Fund and the LifePath Dynamic Funds with target dates of 2030 and 2040 outperformed their respective custom benchmarks, with the exception of the Investor C Shares, which underperformed their respective custom benchmarks. For the same period, the LifePath Dynamic Funds with target dates of 2050 and 2060 each underperformed their respective custom benchmarks. The returns for the LifePath Dynamic Funds include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

BlackRock Advantage Emerging Markets Fund (an equity strategy) and BlackRock Tactical Opportunities Fund (a global tactical asset allocation strategy) detracted from the LifePath Dynamic Funds’ returns as they lagged their respective benchmarks. In terms of macro themes, active currency positioning weighed on returns over the period, and an underweight to U.S. 10- and 30-year bond futures also modestly detracted.

At an investment strategy level, underlying actively managed strategies were generally the largest positive contributors to active returns, while macro themes also contributed in the nearer-dated vintages. Specifically, CoreAlpha Bond Master Portfolio (a domestic fixed-income strategy), Active Stock Master Portfolio (a diversified equity strategy) and active real estate strategies contributed to returns. With regard to the LifePath Dynamic Funds’ macro themes, an overweight to U.S. equities was the largest contributor to returns for the period.

As part of their investment strategy, the LifePath Dynamic Funds may use derivatives to achieve exposure to a market or to manage risk. At times during the period, the LifePath Dynamic Funds had elevated cash positions that were primarily due to collateral posted against these derivatives. The LifePath Dynamic Funds’ cash balances had no material impact on their respective performance.

Describe recent portfolio activity.

Each LifePath Dynamic Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Dynamic Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon.

The LifePath Dynamic Funds entered the period with tactical overweights to U.S. and Japanese equities as expressions of the investment adviser’s macro theme of Global Reflation. As markets rebounded strongly from December 2018 lows, the investment adviser reduced holdings in some of the domestic exposure and all the Japanese exposure. Concurrently, the investment adviser introduced an overweight to far-dated U.S. bonds (via 30-year bond futures) as part of a new theme called U.S. Macro Moderation. This exposure was maintained through the first three quarters of 2019, based on the investment adviser’s belief that the U.S. economy was in a state of relative moderation with limited risk of overheating or falling into deep recession.

As pricing moved in line with expectations, the LifePath Dynamic Funds’ overweight to far-dated U.S. bonds was removed early in the fourth quarter of 2019. The LifePath Dynamic Funds maintained an overweight to U.S. equities throughout the period and introduced underweights to U.S. 10-year and U.S. 30-year bond futures in April and May 2019, respectively, as expressions of Global Reflation. This fixed-income positioning reflected the investment adviser’s view that despite the notable slowing in global activity data and dovish shift in global central bank tones, price levels for U.S. bonds had risen to levels inconsistent with fundamentals. These three positions were maintained for the rest of the period, although they were trimmed in the fourth quarter. The LifePath Dynamic Funds entered the period with an overweight to the euro, which was increased near the middle of the period, before being modestly trimmed in the latter half of the period as pricing moved in line with expectations. September’s European Central Bank (“ECB”) policy meeting gave the investment adviser increased conviction that the ECB was reaching the limits of both its willingness and its ability to proactively ease policy. Even as challenges to financial stability linger, the investment adviser expects trends in growth, inflation and policy between the Eurozone and the United States to converge over the coming months, and as such expect this to be supportive of a euro overweight position. The LifePath Dynamic Funds closed an overweight to the Australian dollar toward the middle of the period. With an escalation in global trade tensions weighing on the export-oriented economy, expectations of a rate cut from the Reserve Bank of Australia increased, leaving the theme with limited upside potential.

Describe portfolio positioning at period end.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic Funds

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that it invests a greater percentage of its assets in fixed-income funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective. Because the BlackRock LifePath® Dynamic Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may adjust the allocation to equity and fixed-income in each LifePath Dynamic Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the LifePath Dynamic Fund or achieve its investment objective.

FUND SUMMARY	5

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

At a meeting held on May 15, 2019, the Board of Trustees of BlackRock Funds III, on behalf of the LifePath Dynamic Fund, approved a reorganization (the “Reorganization”) of BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund”), with and into the LifePath Dynamic Fund. Shareholders of the Target Fund or LifePath Dynamic Fund were not required to approve the Reorganization. The Reorganization closed on November 18, 2019.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic Retirement Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/09 to 12/31/09	52.9%	9.1%	N/A	1.6%	10.8%	N/A	N/A	4.7%	18.7%	2.2%
01/01/10 to 12/31/10	52.9	9.1	N/A	1.1	10.8	N/A	N/A	5.0	18.9	2.2
01/01/11 to 12/31/11	52.9	9.1	N/A	0.8	11.3	8.6%	1.7%	2.8	11.6	1.2
01/01/12 to 12/31/12	52.9	9.1	1.0%	0.3	11.3	21.2	4.2	N/A	N/A	N/A
01/01/13 to 12/31/13	52.9	9.1	3.7	0.1	10.1	19.7	4.4	N/A	N/A	N/A
01/01/14 to 12/31/14	52.6	9.0	3.8	0.2	10.2	19.9	4.3	N/A	N/A	N/A
01/01/15 to 12/31/15	51.1	8.8	3.8	0.5	11.0	21.0	3.8	N/A	N/A	N/A
01/01/16 to 12/31/16	51.1	8.8	3.7	0.5	11.3	20.9	3.7	N/A	N/A	N/A
01/01/17 to 12/31/17	51.2	8.8	3.7	0.5	11.3	20.3	4.2	N/A	N/A	N/A
01/01/18 to 12/31/18	51.2	8.8	N/A	0.5	13.7	21.8	4.0	N/A	N/A	N/A
01/01/19 to 12/31/19	52.0	8.0	N/A	2.3	12.3	22.1	3.3	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic Retirement Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.73%	16.91%	N/A	5.57%	N/A	6.07%	N/A
Investor A	4.59	16.56	10.44%	5.30	4.17%	5.81	5.24%
Investor C	4.16	15.54	14.54	4.47	4.47	4.94	4.94
Class K	4.84	17.07	N/A	5.80	N/A	6.38	N/A
Class R	4.39	16.24	N/A	5.06	N/A	5.51	N/A
LifePath Dynamic Retirement Fund Custom Benchmark	5.08	16.06	N/A	5.29	N/A	6.20	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.05	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	2.62	N/A	3.36	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	5.56	N/A	8.37	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	5.71	N/A	5.21	N/A
Russell 1000® Index	10.59	31.43	N/A	11.48	N/A	13.54	N/A
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	11.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. LifePath Dynamic Retirement Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic Retirement Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic Retirement Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic Retirement Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic Retirement Fund under a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic Retirement Fund when it had a different target asset allocation.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2030 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/09 to 12/31/09	21.0%	3.1%	N/A	7.0%	21.0%	N/A	N/A	6.6%	38.2%	3.1%
01/01/10 to 12/31/10	22.0	3.2	N/A	6.3	20.7	N/A	N/A	6.4	38.6	2.8
01/01/11 to 12/31/11	23.5	3.4	N/A	6.0	20.9	17.0%	1.3%	3.7	22.6	1.6
01/01/12 to 12/31/12	25.8	3.8	1.0%	6.0	20.2	40.2	3.0	N/A	N/A	N/A
01/01/13 to 12/31/13	27.6	4.0	3.9	5.7	19.3	36.6	2.9	N/A	N/A	N/A
01/01/14 to 12/31/14	27.5	4.0	3.9	6.1	19.8	35.8	2.9	N/A	N/A	N/A
01/01/15 to 12/31/15	21.8	3.4	3.9	7.7	22.2	38.5	2.5	N/A	N/A	N/A
01/01/16 to 12/31/16	24.5	3.6	3.9	7.6	21.9	36.0	2.5	N/A	N/A	N/A
01/01/17 to 12/31/17	25.9	4.0	3.9	7.4	21.4	35.0	2.4	N/A	N/A	N/A
01/01/18 to 12/31/18	27.1	4.2	N/A	7.5	22.5	36.2	2.5	N/A	N/A	N/A
01/01/19 to 12/31/19	27.0	6.0	N/A	3.1	25.2	36.0	2.7	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic 2030 Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.71%	22.07%	N/A	7.36%	N/A	7.93%	N/A
Investor A	6.57	21.72	15.33%	7.10	5.95%	7.66	7.08%
Investor C	6.11	20.76	19.76	6.23	6.23	6.75	6.75
Class K	6.77	22.27	N/A	7.61	N/A	8.26	N/A
Class R	6.39	21.44	N/A	6.86	N/A	7.32	N/A
LifePath Dynamic 2030 Fund Custom Benchmark	6.94	21.16	N/A	6.96	N/A	8.14	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.05	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	2.62	N/A	3.36	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	5.56	N/A	8.37	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	5.71	N/A	5.21	N/A
Russell 1000® Index	10.59	31.43	N/A	11.48	N/A	13.54	N/A
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	11.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. LifePath Dynamic 2030 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2030 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2030 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2030 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2030 Fund under a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2030 Fund when it had a different glidepath and target asset allocation.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2040 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/09 to 12/31/09	10.4%	1.1%	N/A	8.8%	24.5%	N/A	N/A	7.2%	44.6%	3.4%
01/01/10 to 12/31/10	11.2	1.1	N/A	8.1	24.2	N/A	N/A	6.9	45.5	3.0
01/01/11 to 12/31/11	12.7	1.3	N/A	7.9	24.5	20.1%	1.2%	4.0	26.6	1.7
01/01/12 to 12/31/12	15.3	1.6	1.0%	8.2	23.7	47.7	2.5	N/A	N/A	N/A
01/01/13 to 12/31/13	17.3	1.7	3.9	8.1	23.1	43.6	2.3	N/A	N/A	N/A
01/01/14 to 12/31/14	16.1	1.6	3.9	9.0	24.2	42.9	2.3	N/A	N/A	N/A
01/01/15 to 12/31/15	5.7	0.7	4.1	12.1	28.1	47.3	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	8.4	0.9	4.1	12.1	28.0	44.0	2.5	N/A	N/A	N/A
01/01/17 to 12/31/17	9.2	1.2	4.1	12.3	27.6	44.5	1.2	N/A	N/A	N/A
01/01/18 to 12/31/18	10.3	1.4	N/A	12.8	28.2	46.0	1.3	N/A	N/A	N/A
01/01/19 to 12/31/19	8.4	3.0	N/A	4.2	35.2	47.0	2.2	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic 2040 Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.10%	25.72%	N/A	8.30%	N/A	8.78%	N/A
Investor A	7.86	25.29	18.71%	8.01	6.86%	8.50	7.91%
Investor C	7.50	24.35	23.35	7.17	7.17	7.57	7.57
Class K	8.17	25.96	N/A	8.54	N/A	9.11	N/A
Class R	7.82	25.10	N/A	7.79	N/A	8.14	N/A
LifePath Dynamic 2040 Fund Custom Benchmark	8.43	25.01	N/A	8.01	N/A	9.09	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.05	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	2.62	N/A	3.36	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	5.56	N/A	8.37	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	5.71	N/A	5.21	N/A
Russell 1000® Index	10.59	31.43	N/A	11.48	N/A	13.54	N/A
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	11.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. LifePath Dynamic 2040 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2040 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2040 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2040 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2040 Fund under a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2040 Fund when it had a different glidepath and target asset allocation.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2050 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
01/01/09 to 12/31/09	1.0%	N/A	N/A	9.1%	28.3%	N/A	N/A	9.5%	47.5%	4.6%
01/01/10 to 12/31/10	1.1	N/A	N/A	9.8	27.4	N/A	N/A	7.6	50.7	3.4
01/01/11 to 12/31/11	2.7	N/A	N/A	9.7	27.6	22.8%	1.1%	4.4	29.9	1.8
01/01/12 to 12/31/12	5.9	N/A	1.0%	10.2	26.8	54.0	2.1	N/A	N/A	N/A
01/01/13 to 12/31/13	8.2	N/A	4.0	10.1	26.3	49.6	1.8	N/A	N/A	N/A
01/01/14 to 12/31/14	8.2	N/A	3.9	11.0	27.3	47.8	1.8	N/A	N/A	N/A
01/01/15 to 12/31/15	1.0	N/A	4.2	13.7	29.9	49.2	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	1.0	N/A	4.4	14.1	30.3	48.4	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	1.0	N/A	4.3	15.3	30.9	47.5	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	1.2	N/A	N/A	16.0	31.7	50.1	1.0	N/A	N/A	N/A
01/01/19 to 12/31/19	1.0	0.4%	N/A	4.8	39.9	52.0	1.9	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic 2050 Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.49%	26.38%	N/A	8.49%	N/A	9.20%	N/A
Investor A	8.37	26.11	19.49%	8.23	7.07%	8.93	8.34%
Investor C	7.92	25.10	24.10	7.37	7.37	7.98	7.98
Class K	8.63	26.67	N/A	8.74	N/A	9.52	N/A
Class R	8.29	25.92	N/A	8.00	N/A	8.57	N/A
LifePath Dynamic 2050 Fund Custom Benchmark	9.08	26.88	N/A	8.41	N/A	9.63	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.05	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	2.62	N/A	3.36	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	5.56	N/A	8.37	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	5.71	N/A	5.21	N/A
Russell 1000® Index	10.59	31.43	N/A	11.48	N/A	13.54	N/A
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	11.83	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. LifePath Dynamic 2050 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2050 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2050 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2050 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2050 Fund under a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2050 Fund when it had a different glidepath and target asset allocation.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	13

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2060 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2060 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

(c)	Commencement of operations.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
05/31/17(a) to 12/31/17	1.0%	N/A	4.3%	15.3%	30.9%	47.5%	1.0%
01/01/18 to 12/31/18	1.0	N/A	N/A	16.1	31.8	50.1	1.0
01/01/19 to 12/31/19	1.0	0.1%	N/A	4.8	40.1	52.0	2.0

(a)	Commencement of operations.

See “About Fund Performance” on page 16 for descriptions of the indexes.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic 2060 Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.54%	26.47%	N/A	10.36%	N/A
Investor A	8.34	26.20	19.58%	10.09	7.82%
Investor C	7.95	25.09	24.09	9.20	9.20
Class K	8.62	26.74	N/A	10.58	N/A
Class R	8.32	25.92	N/A	9.87	N/A
LifePath Dynamic 2060 Fund Custom Benchmark	9.11	26.95	N/A	10.51	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.74	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	3.14	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	7.99	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	6.02	N/A
Russell 1000® Index	10.59	31.43	N/A	14.00	N/A
Russell 2000® Index	7.30	25.52	N/A	9.41	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. LifePath Dynamic 2060 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2060 Fund when its assets could be allocated to underlying funds that invest primarily in commodities.

(b)	The LifePath Dynamic Fund commenced operations on May 31, 2017.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Except with respect to LifePath Dynamic 2060 Fund, Investor C Shares performance shown prior to the Investor C Shares inception date of May 3, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor C Shares fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Except with respect to LifePath Dynamic 2060 Fund, Class R Shares performance shown prior to the Class R Shares inception date of May 3, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath Dynamic Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waiver and/or reimbursement, each LifePath Dynamic Fund’s performance would have been lower. With respect to each Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of December 31, 2019, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index, as applicable.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Dynamic Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
LifePath Dynamic Retirement Fund
Institutional	$1,000.00	$1,047.30	$2.79	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	1,045.90	4.02	1,000.00	1,021.27	3.97	0.78
Investor C	1,000.00	1,041.60	8.03	1,000.00	1,017.34	7.93	1.56
Class K	1,000.00	1,048.40	1.70	1,000.00	1,023.54	1.68	0.33
Class R	1,000.00	1,043.90	5.10	1,000.00	1,020.21	5.04	0.99

LifePath Dynamic 2030 Fund
Institutional	$1,000.00	$1,067.10	$2.81	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	1,065.70	4.11	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	1,061.10	8.26	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	1,067.70	1.82	1,000.00	1,023.44	1.79	0.35
Class R	1,000.00	1,063.90	5.20	1,000.00	1,020.16	5.09	1.00

LifePath Dynamic 2040 Fund
Institutional	$1,000.00	$1,081.00	$2.83	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	1,078.60	4.14	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	1,075.00	8.32	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	1,081.70	1.78	1,000.00	1,023.49	1.73	0.34
Class R	1,000.00	1,078.20	5.24	1,000.00	1,020.16	5.09	1.00

LifePath Dynamic 2050 Fund
Institutional	$1,000.00	$1,084.90	$2.84	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	1,083.70	4.15	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	1,079.20	8.33	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	1,086.30	1.79	1,000.00	1,023.49	1.73	0.34
Class R	1,000.00	1,082.90	5.25	1,000.00	1,020.16	5.09	1.00

LifePath Dynamic 2060 Fund
Institutional	$1,000.00	$1,085.40	$2.84	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	1,083.40	4.15	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	1,079.50	8.44	1,000.00	1,017.09	8.19	1.61
Class K	1,000.00	1,086.20	1.89	1,000.00	1,023.39	1.84	0.36
Class R	1,000.00	1,083.20	5.20	1,000.00	1,020.21	5.04	0.99

(a)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Dynamic Fund invests all of its assets in a LifePath Dynamic Master Portfolio, the expense examples reflect the net expenses of both the LifePath Dynamic Fund and the LifePath Dynamic Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

DISCLOSURE OF EXPENSES	17

Derivative Financial Instruments

The LifePath Dynamic Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath Dynamic Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2019

	BlackRock LifePath Dynamic Retirement Fund	BlackRock LifePath Dynamic 2030 Fund	BlackRock LifePath Dynamic 2040 Fund	BlackRock LifePath Dynamic 2050 Fund	BlackRock LifePath Dynamic 2060 Fund

ASSETS
Investments at value — from the applicable LifePath Dynamic Master Portfolio	$408,508,193	$350,827,109	$289,474,849	$113,818,194	$4,285,474
Receivables:
Capital shares sold	392,908	751,934	583,514	479,675	3,820
Withdrawals from the LifePath Dynamic Master Portfolio	3,578,186	1,701,113	1,762,152	952,725	—
Prepaid expenses	—	—	—	—	632

Total assets	412,479,287	353,280,156	291,820,515	115,250,594	4,289,926

LIABILITIES
Payables:
Administration fees	215,046	183,133	149,497	58,671	—
Capital gains distributions	96,333	318,806	322,319	127,179	23,780
Capital shares redeemed	3,971,094	2,453,047	2,345,666	1,432,400	—
Contributions to the LifePath Dynamic Master Portfolio	—	—	—	—	3,820
Income dividend distributions	63,358	73,507	71,802	31,002	22,757
Professional fees	20,617	11,007	11,002	11,004	10,993
Service and distribution fees	56,587	50,427	41,281	18,742	177

Total liabilities	4,423,035	3,089,927	2,941,567	1,678,998	61,527

NET ASSETS	$408,056,252	$350,190,229	$288,878,948	$113,571,596	$4,228,399

NET ASSETS CONSIST OF
Paid-in capital	$301,184,954	$320,978,236	$223,128,625	$91,924,742	$3,823,364
Accumulated earnings	106,871,298	29,211,993	65,750,323	21,646,854	405,035

NET ASSETS	$408,056,252	$350,190,229	$288,878,948	$113,571,596	$4,228,399

NET ASSET VALUE

Institutional
Net assets	$99,249,012	$73,529,998	$60,508,460	$16,870,031	$236,623

Shares outstanding(a)	8,993,923	5,388,381	3,514,717	827,277	20,627

Net asset value	$11.04	$13.65	$17.22	$20.39	$11.47

Investor A
Net assets	$234,757,219	$212,100,301	$173,102,939	$75,985,618	$389,938

Shares outstanding(a)	24,515,825	16,295,895	11,208,551	3,740,690	34,022

Net asset value	$9.58	$13.02	$15.44	$20.31	$11.46

Investor C
Net assets	$3,846,438	$3,745,629	$3,275,879	$1,774,294	$32,860

Shares outstanding(a)	353,884	280,781	193,994	88,616	2,869

Net asset value	$10.87	$13.34	$16.89	$20.02	$11.45

Class K
Net assets	$64,912,912	$56,168,281	$47,987,029	$16,383,278	$3,384,022

Shares outstanding(a)	5,907,680	4,125,404	2,771,140	800,620	294,755

Net asset value	$10.99	$13.62	$17.32	$20.46	$11.48

Class R
Net assets	$5,290,671	$4,646,020	$4,004,641	$2,558,375	$184,956

Shares outstanding(a)	484,766	345,163	235,317	126,490	16,137

Net asset value	$10.91	$13.46	$17.02	$20.23	$11.46

(a)	Unlimited number of shares authorized, no par value.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Operations

Year Ended December 31, 2019

	BlackRock LifePath Dynamic Retirement Fund	BlackRock LifePath Dynamic 2030 Fund	BlackRock LifePath Dynamic 2040 Fund	BlackRock LifePath Dynamic 2050 Fund	BlackRock LifePath Dynamic 2060 Fund

INVESTMENT INCOME
Net investment income allocated from the applicable LifePath Dynamic Master Portfolio:
Dividends — affiliated	$2,597,163	$5,865,075	$5,814,217	$2,361,673	$66,117
Interest — affiliated	2,492,411	2,942,446	1,001,227	165,374	4,349
Dividends — unaffiliated	4,876	302,607	394,145	174,671	5,812
Securities lending income — affiliated — net	5,928	19,704	20,632	10,126	—
Foreign taxes withheld	(1,619)	(26,446)	(36,781)	(15,511)	(414)
Expenses	(931,741)	(2,041,505)	(1,697,797)	(673,237)	(42,764)
Fees waived	615,805	1,361,335	1,154,375	463,682	37,240

Total investment income	4,782,823	8,423,216	6,650,018	2,486,778	70,340

FUND EXPENSES
Administration — class specific	511,026	1,093,849	886,226	347,385	4,758
Reorganization costs	20,750	—	—	—	—
Service and distribution — class specific	247,560	608,194	489,252	220,913	902
Professional	11,001	11,000	11,000	11,000	10,981
Miscellaneous	1,142	2,143	543	400	57

Total expenses	791,479	1,715,186	1,387,021	579,698	16,698
Less fees waived and/or reimbursed by the Administrator/Manager	(31,751)	(11,000)	(11,000)	(11,000)	(10,981)

Total expenses after fees waived and/or reimbursed	759,728	1,704,186	1,376,021	568,698	5,717

Net investment income	4,023,095	6,719,030	5,273,997	1,918,080	64,623

REALIZED AND UNREALIZED GAIN ALLOCATED FROM THE APPLICABLE LIFEPATH DYNAMIC MASTER PORTFOLIO
Net realized gain from investments, futures contracts, forward foreign currency exchange contracts, foreign currency transactions and payment from affiliate	7,324,884	23,238,353	22,572,490	8,239,144	153,586
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations	12,174,336	35,508,869	33,542,118	13,666,366	449,266

Net realized and unrealized gain	19,499,220	58,747,222	56,114,608	21,905,510	602,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,522,315	$65,466,252	$61,388,605	$23,823,590	$667,475

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock LifePath Dynamic Retirement Fund		BlackRock LifePath Dynamic 2030 Fund
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,023,095	$2,702,904	$6,719,030	$6,847,085
Net realized gain	7,324,884	3,307,468	23,238,353	19,220,309
Net change in unrealized appreciation (depreciation)	12,174,336	(9,880,327)	35,508,869	(44,082,511)

Net increase (decrease) in net assets resulting from operations	23,522,315	(3,869,955)	65,466,252	(18,015,117)

DISTRIBUTIONS(a)
Institutional	(1,832,284)	(2,406,882)	(4,440,293)	(8,118,699)
Investor A	(4,663,112)	(6,584,642)	(13,286,373)	(27,107,204)
Investor C	(53,190)	(57,097)	(196,209)	(446,801)
Class K	(1,145,772)	(1,355,265)	(3,252,332)	(3,444,124)
Class R	(87,526)	(89,635)	(251,450)	(293,206)

Decrease in net assets resulting from distributions to shareholders	(7,781,884)	(10,493,521)	(21,426,657)	(39,410,034)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	284,854,744	(16,360,203)	(461,025)	(31,919,120)

NET ASSETS
Total increase (decrease) in net assets	300,595,175	(30,723,679)	43,578,570	(89,344,271)
Beginning of year	107,461,077	138,184,756	306,611,659	395,955,930

End of year	$408,056,252	$107,461,077	$350,190,229	$306,611,659

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2040 Fund		BlackRock LifePath Dynamic 2050 Fund
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,273,997	$5,150,084	$1,918,080	$1,599,726
Net realized gain	22,572,490	17,885,075	8,239,144	6,552,689
Net change in unrealized appreciation (depreciation)	33,542,118	(43,537,526)	13,666,366	(16,388,946)

Net increase (decrease) in net assets resulting from operations	61,388,605	(20,502,367)	23,823,590	(8,236,531)

DISTRIBUTIONS(a)
Institutional	(3,800,345)	(6,790,780)	(968,990)	(1,828,736)
Investor A	(12,069,597)	(24,073,191)	(4,381,579)	(9,761,167)
Investor C	(178,940)	(308,963)	(89,702)	(168,958)
Class K	(2,914,363)	(3,709,835)	(867,152)	(614,153)
Class R	(233,267)	(277,484)	(139,113)	(222,605)

Decrease in net assets resulting from distributions to shareholders	(19,196,512)	(35,160,253)	(6,446,536)	(12,595,619)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,960,737)	(12,925,013)	7,213,616	(11,756,039)

NET ASSETS
Total increase (decrease) in net assets	39,231,356	(68,587,633)	24,590,670	(32,588,189)
Beginning of year	249,647,592	318,235,225	88,980,926	121,569,115

End of year	$288,878,948	$249,647,592	$113,571,596	$88,980,926

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2060 Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$64,623	$43,578
Net realized gain	153,586	6,701
Net change in unrealized appreciation (depreciation)	449,266	(246,243)

Net increase (decrease) in net assets resulting from operations	667,475	(195,964)

DISTRIBUTIONS(a)
Institutional	(5,909)	(1,528)
Investor A	(8,512)	(4,804)
Investor C	(653)	(1,642)
Class K	(91,308)	(152,339)
Class R	(3,748)	(1,407)

Decrease in net assets resulting from distributions to shareholders	(110,130)	(161,720)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,671,724	135,001

NET ASSETS
Total increase (decrease) in net assets	2,229,069	(222,683)
Beginning of year	1,999,330	2,222,013

End of year	$4,228,399	$1,999,330

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund

	Institutional

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$9.69	$11.00	$10.78	$10.33		$11.07

Net investment income(a)	0.28	0.25	0.19	0.18		0.16
Net realized and unrealized gain (loss)	1.35	(0.64)	1.05	0.43		(0.33)

Net increase (decrease) from investment operations	1.63	(0.39)	1.24	0.61		(0.17)

Distributions(b)
From net investment income	(0.19)	(0.27)	(0.15)	(0.16)		(0.20)
From net realized gain	(0.09)	(0.65)	(0.87)	(0.00	)(c)	(0.36)
From return of capital	—	—	—	—		(0.01)

Total distributions	(0.28)	(0.92)	(1.02)	(0.16)		(0.57)

Net asset value, end of year	$11.04	$9.69	$11.00	$10.78		$10.33

Total Return(d)
Based on net asset value	16.91%	(3.68)%	11.68%	5.91%		(1.52)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.57%	0.58%	0.57%	0.58%		0.75%

Total expenses after fees waived and/or reimbursed	0.55%	0.57%	0.56%	0.58%		0.70%

Net investment income	2.61%	2.26%	1.66%	1.66%		1.48%

Supplemental Data
Net assets, end of year (000)	$99,249	$25,343	$38,119	$60,166		$141,034

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.39%	0.37%	0.38%	0.35%	0.31%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%	0.09%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Investor A

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$8.45	$9.72	$9.64	$9.25		$9.99

Net investment income(a)	0.23	0.20	0.14	0.14		0.12
Net realized and unrealized gain (loss)	1.16	(0.57)	0.94	0.39		(0.30)

Net increase (decrease) from investment operations	1.39	(0.37)	1.08	0.53		(0.18)

Distributions(b)
From net investment income	(0.17)	(0.25)	(0.13)	(0.14)		(0.19)
From net realized gain	(0.09)	(0.65)	(0.87)	(0.00	)(c)	(0.36)
From return of capital	—	—	—	—		(0.01)

Total distributions	(0.26)	(0.90)	(1.00)	(0.14)		(0.56)

Net asset value, end of year	$9.58	$8.45	$9.72	$9.64		$9.25

Total Return(d)
Based on net asset value	16.56%	(3.93)%	11.40%	5.78%		(1.89)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.82%	0.83%	0.82%	0.84%		1.00%

Total expenses after fees waived and/or reimbursed	0.80%	0.82%	0.82%	0.83%		0.95%

Net investment income	2.43%	2.05%	1.46%	1.49%		1.25%

Supplemental Data
Net assets, end of year (000)	$234,757	$65,509	$81,900	$81,929		$102,207

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.39%	0.37%	0.37%	0.35%	0.31%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%	0.09%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Investor C

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$9.57	$10.87	$10.67	$10.22		$10.97

Net investment income(a)	0.18	0.13	0.07	0.07		0.06
Net realized and unrealized gain (loss)	1.30	(0.63)	1.03	0.44		(0.34)

Net increase (decrease) from investment operations	1.48	(0.50)	1.10	0.51		(0.28)

Distributions(b)
From net investment income	(0.09)	(0.15)	(0.04)	(0.06)		(0.10)
From net realized gain	(0.09)	(0.65)	(0.86)	(0.00	)(c)	(0.36)
From return of capital	—	—	—	—		(0.01)

Total distributions	(0.18)	(0.80)	(0.90)	(0.06)		(0.47)

Net asset value, end of year	$10.87	$9.57	$10.87	$10.67		$10.22

Total Return(d)
Based on net asset value	15.54%	(4.67)%	10.47%	4.97%		(2.56)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.62%	1.63%	1.62%	1.63%		1.76%

Total expenses after fees waived and/or reimbursed	1.60%	1.62%	1.62%	1.63%		1.70%

Net investment income	1.66%	1.20%	0.65%	0.66%		0.56%

Supplemental Data
Net assets, end of year (000)	$3,846	$672	$1,034	$1,068		$1,573

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.39%	0.37%	0.38%	0.35%	0.31%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%	0.09%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$9.65	$10.96	$10.75	$10.30		$11.05

Net investment income(a)	0.32	0.27	0.22	0.21		0.21
Net realized and unrealized gain (loss)	1.32	(0.64)	1.03	0.43		(0.35)

Net increase (decrease) from investment operations	1.64	(0.37)	1.25	0.64		(0.14)

Distributions(b)
From net investment income	(0.21)	(0.29)	(0.17)	(0.19)		(0.24)
From net realized gain	(0.09)	(0.65)	(0.87)	(0.00	)(c)	(0.36)
From return of capital	—	—	—	—		(0.01)

Total distributions	(0.30)	(0.94)	(1.04)	(0.19)		(0.61)

Net asset value, end of year	$10.99	$9.65	$10.96	$10.75		$10.30

Total Return(d)
Based on net asset value	17.07%	(3.47)%	11.87%	6.20%		(1.28)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.37%	0.38%	0.37%	0.39%		0.42%

Total expenses after fees waived and/or reimbursed	0.35%	0.37%	0.36%	0.38%		0.42%

Net investment income	2.99%	2.54%	1.93%	2.02%		1.96%

Supplemental Data
Net assets, end of year (000)	$64,913	$14,901	$15,965	$11,571		$8,577

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.39%	0.37%	0.38%	0.34%	0.30%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%	0.09%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Class R

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of year	$9.60	$10.91	$10.71	$10.26		$11.01

Net investment income(a)	0.23	0.20	0.14	0.15		0.10
Net realized and unrealized gain (loss)	1.32	(0.64)	1.03	0.42		(0.33)

Net increase (decrease) from investment operations	1.55	(0.44)	1.17	0.57		(0.23)

Distributions(b)
From net investment income	(0.15)	(0.22)	(0.10)	(0.12)		(0.15)
From net realized gain	(0.09)	(0.65)	(0.87)	(0.00	)(c)	(0.36)
From return of capital	—	—	—	—		(0.01)

Total distributions	(0.24)	(0.87)	(0.97)	(0.12)		(0.52)

Net asset value, end of year	$10.91	$9.60	$10.91	$10.71		$10.26

Total Return(d)
Based on net asset value	16.24%	(4.11)%	11.11%	5.59%		(2.10)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.02%	1.03%	1.02%	1.04%		1.25%

Total expenses after fees waived and/or reimbursed	1.00%	1.02%	1.02%	1.04%		1.19%

Net investment income	2.19%	1.87%	1.27%	1.40%		0.99%

Supplemental Data
Net assets, end of year (000)	$5,291	$1,036	$1,167	$928		$656

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.39%	0.37%	0.38%	0.35%	0.31%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%	0.09%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund

	Institutional

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.90	$14.26	$13.79	$13.20	$14.71

Net investment income(a)	0.29	0.29	0.24	0.23	0.22
Net realized and unrealized gain (loss)	2.32	(1.04)	2.13	0.72	(0.51)

Net increase (decrease) from investment operations	2.61	(0.75)	2.37	0.95	(0.29)

Distributions(b)
From net investment income	(0.30)	(0.31)	(0.25)	(0.25)	(0.25)
From net realized gain	(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.86)	(1.61)	(1.90)	(0.36)	(1.22)

Net asset value, end of year	$13.65	$11.90	$14.26	$13.79	$13.20

Total Return(c)
Based on net asset value	22.07%	(5.48)%	17.67%	7.24%	(2.05)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.56%	0.56%	0.55%	0.56%	0.70%

Total expenses after fees waived and/or reimbursed	0.55%	0.56%	0.55%	0.56%	0.70%

Net investment income	2.18%	2.01%	1.64%	1.73%	1.46%

Supplemental Data
Net assets, end of year (000)	$73,530	$59,749	$90,086	$141,217	$222,491

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.41%	0.39%	0.39%	0.37%	0.37%
Investments in underlying funds	0.10%	0.11%	0.14%	0.12%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Investor A

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.39	$13.72	$13.33	$12.78	$14.28

Net investment income(a)	0.24	0.25	0.20	0.20	0.18
Net realized and unrealized gain (loss)	2.22	(1.00)	2.06	0.68	(0.49)

Net increase (decrease) from investment operations	2.46	(0.75)	2.26	0.88	(0.31)

Distributions(b)
From net investment income	(0.27)	(0.28)	(0.22)	(0.22)	(0.22)
From net realized gain	(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.83)	(1.58)	(1.87)	(0.33)	(1.19)

Net asset value, end of year	$13.02	$11.39	$13.72	$13.33	$12.78

Total Return(c)
Based on net asset value	21.72%	(5.69)%	17.43%	6.93%	(2.25)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.81%	0.81%	0.80%	0.81%	0.95%

Total expenses after fees waived and/or reimbursed	0.80%	0.81%	0.80%	0.81%	0.95%

Net investment income	1.89%	1.80%	1.44%	1.53%	1.28%

Supplemental Data
Net assets, end of year (000)	$212,100	$212,050	$265,932	$271,354	$298,579

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.41%	0.39%	0.39%	0.37%	0.36%
Investments in underlying funds	0.10%	0.11%	0.14%	0.12%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Investor C

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.65	$14.01	$13.58	$13.01	$14.52

Net investment income(a)	0.14	0.15	0.10	0.10	0.08
Net realized and unrealized gain (loss)	2.27	(1.04)	2.08	0.69	(0.51)

Net increase (decrease) from investment operations	2.41	(0.89)	2.18	0.79	(0.43)

Distributions(b)
From net investment income	(0.16)	(0.17)	(0.10)	(0.11)	(0.11)
From net realized gain	(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.72)	(1.47)	(1.75)	(0.22)	(1.08)

Net asset value, end of year	$13.34	$11.65	$14.01	$13.58	$13.01

Total Return(c)
Based on net asset value	20.76%	(6.53)%	16.48%	6.12%	(3.01)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.61%	1.61%	1.60%	1.61%	1.71%

Total expenses after fees waived and/or reimbursed	1.60%	1.61%	1.60%	1.61%	1.71%

Net investment income	1.08%	1.05%	0.67%	0.74%	0.56%

Supplemental Data
Net assets, end of year (000)	$3,746	$4,117	$3,888	$3,217	$3,173

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.41%	0.37%	0.38%	0.35%	0.31%
Investments in underlying funds	0.10%	0.09%	0.12%	0.10%	0.09%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.88	$14.24	$13.77	$13.19	$14.70

Net investment income(a)	0.34	0.32	0.28	0.28	0.29
Net realized and unrealized gain (loss)	2.29	(1.04)	2.12	0.69	(0.52)

Net increase (decrease) from investment operations	2.63	(0.72)	2.40	0.97	(0.23)

Distributions(b)
From net investment income	(0.33)	(0.34)	(0.28)	(0.28)	(0.31)
From net realized gain	(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.89)	(1.64)	(1.93)	(0.39)	(1.28)

Net asset value, end of year	$13.62	$11.88	$14.24	$13.77	$13.19

Total Return(c)
Based on net asset value	22.27%	(5.28)%	17.96%	7.42%	(1.66)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.36%	0.36%	0.35%	0.36%	0.37%

Total expenses after fees waived and/or reimbursed	0.36%	0.36%	0.35%	0.36%	0.37%

Net investment income	2.52%	2.27%	1.91%	2.04%	2.01%

Supplemental Data
Net assets, end of year (000)	$56,168	$28,121	$33,881	$29,419	$16,171

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.41%	0.39%	0.39%	0.37%	0.36%
Investments in underlying funds	0.10%	0.11%	0.14%	0.12%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Class R

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.76	$14.12	$13.67	$13.09	$14.60

Net investment income(a)	0.24	0.24	0.18	0.17	0.15
Net realized and unrealized gain (loss)	2.27	(1.05)	2.10	0.71	(0.50)

Net increase (decrease) from investment operations	2.51	(0.81)	2.28	0.88	(0.35)

Distributions(b)
From net investment income	(0.25)	(0.25)	(0.18)	(0.19)	(0.19)
From net realized gain	(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—	—	—	—	(0.01)

Total distributions	(0.81)	(1.55)	(1.83)	(0.30)	(1.16)

Net asset value, end of year	$13.46	$11.76	$14.12	$13.67	$13.09

Total Return(c)
Based on net asset value	21.44%	(5.92)%	17.16%	6.74%	(2.50)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.01%	1.01%	1.00%	1.01%	1.20%

Total expenses after fees waived and/or reimbursed	1.01%	1.01%	0.99%	1.01%	1.20%

Net investment income	1.78%	1.70%	1.21%	1.30%	1.07%

Supplemental Data
Net assets, end of year (000)	$4,646	$2,575	$2,169	$2,751	$3,178

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.41%	0.39%	0.39%	0.37%	0.36%
Investments in underlying funds	0.10%	0.14%	0.14%	0.12%	0.14%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund

	Institutional

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.62	$18.04	$17.15	$16.24	$18.37

Net investment income(a)	0.35	0.34	0.29	0.29	0.27
Net realized and unrealized gain (loss)	3.39	(1.65)	3.27	1.00	(0.67)

Net increase (decrease) from investment operations	3.74	(1.31)	3.56	1.29	(0.40)

Distributions(b)
From net investment income	(0.37)	(0.33)	(0.36)	(0.32)	(0.30)
From net realized gain	(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(1.14)	(2.11)	(2.67)	(0.38)	(1.73)

Net asset value, end of year	$17.22	$14.62	$18.04	$17.15	$16.24

Total Return(c)
Based on net asset value	25.72%	(7.49)%	21.44%	7.97%	(2.29)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.55%	0.55%	0.54%	0.54%	0.67%

Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.54%	0.54%	0.67%

Net investment income	2.10%	1.87%	1.57%	1.74%	1.46%

Supplemental Data
Net assets, end of year (000)	$60,508	$48,056	$67,358	$121,623	$186,357

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.42%	0.40%	0.41%	0.38%	0.39%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Investor A

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.22	$16.53	$15.91	$15.10	$17.22

Net investment income(a)	0.27	0.27	0.24	0.24	0.23
Net realized and unrealized gain (loss)	3.06	(1.50)	3.01	0.92	(0.65)

Net increase (decrease) from investment operations	3.33	(1.23)	3.25	1.16	(0.42)

Distributions(b)
From net investment income	(0.34)	(0.30)	(0.32)	(0.29)	(0.27)
From net realized gain	(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(1.11)	(2.08)	(2.63)	(0.35)	(1.70)

Net asset value, end of year	$15.44	$13.22	$16.53	$15.91	$15.10

Total Return(c)
Based on net asset value	25.29%	(7.70)%	21.17%	7.69%	(2.57)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.80%	0.80%	0.79%	0.79%	0.93%

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.79%	0.79%	0.92%

Net investment income	1.81%	1.66%	1.41%	1.55%	1.31%

Supplemental Data
Net assets, end of year (000)	$173,103	$168,678	$204,321	$201,118	$221,048

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Investor C

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.37	$17.77	$16.93	$16.05	$18.19

Net investment income(a)	0.17	0.15	0.11	0.13	0.11
Net realized and unrealized gain (loss)	3.32	(1.62)	3.21	0.96	(0.69)

Net increase (decrease) from investment operations	3.49	(1.47)	3.32	1.09	(0.58)

Distributions(b)
From net investment income	(0.20)	(0.15)	(0.17)	(0.15)	(0.13)
From net realized gain	(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(0.97)	(1.93)	(2.48)	(0.21)	(1.56)

Net asset value, end of year	$16.89	$14.37	$17.77	$16.93	$16.05

Total Return(c)
Based on net asset value	24.35%	(8.47)%	20.21%	6.82%	(3.28)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.60%	1.60%	1.59%	1.60%	1.68%

Total expenses after fees waived and/or reimbursed	1.60%	1.60%	1.59%	1.59%	1.68%

Net investment income	1.05%	0.86%	0.62%	0.78%	0.61%

Supplemental Data
Net assets, end of year (000)	$3,276	$2,541	$3,017	$2,567	$2,492

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.70	$18.13	$17.23	$16.32	$18.47

Net investment income(a)	0.41	0.38	0.35	0.34	0.40
Net realized and unrealized gain (loss)	3.38	(1.66)	3.26	0.99	(0.75)

Net increase (decrease) from investment operations	3.79	(1.28)	3.61	1.33	(0.35)

Distributions(b)
From net investment income	(0.40)	(0.37)	(0.40)	(0.36)	(0.37)
From net realized gain	(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(1.17)	(2.15)	(2.71)	(0.42)	(1.80)

Net asset value, end of year	$17.32	$14.70	$18.13	$17.23	$16.32

Total Return(c)
Based on net asset value	25.96%	(7.31)%	21.66%	8.19%	(1.98)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.35%	0.35%	0.34%	0.34%	0.36%

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.34%	0.34%	0.35%

Net investment income	2.42%	2.09%	1.87%	2.07%	2.21%

Supplemental Data
Net assets, end of year (000)	$47,987	$28,294	$40,407	$33,644	$14,470

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Class R

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.48	$17.89	$17.04	$16.15	$18.29

Net investment income(a)	0.28	0.25	0.22	0.23	0.21
Net realized and unrealized gain (loss)	3.34	(1.63)	3.22	0.98	(0.69)

Net increase (decrease) from investment operations	3.62	(1.38)	3.44	1.21	(0.48)

Distributions(b)
From net investment income	(0.31)	(0.25)	(0.28)	(0.26)	(0.23)
From net realized gain	(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(1.08)	(2.03)	(2.59)	(0.32)	(1.66)

Net asset value, end of year	$17.02	$14.48	$17.89	$17.04	$16.15

Total Return(c)
Based on net asset value	25.10%	(7.92)%	20.86%	7.50%	(2.75)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.01%	1.00%	0.99%	1.00%	1.17%

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	0.99%	0.99%	1.17%

Net investment income	1.70%	1.41%	1.22%	1.40%	1.13%

Supplemental Data
Net assets, end of year (000)	$4,005	$2,078	$3,132	$2,190	$1,389

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%	0.17%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund

	Institutional

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.13	$21.54	$18.58	$17.53	$19.59

Net investment income(a)	0.41	0.36	0.33	0.31	0.28
Net realized and unrealized gain (loss)	4.09	(2.07)	3.89	1.12	(0.74)

Net increase (decrease) from investment operations	4.50	(1.71)	4.22	1.43	(0.46)

Distributions(b)
From net investment income	(0.42)	(0.42)	(0.40)	(0.38)	(0.30)
From net realized gain	(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(1.24)	(2.70)	(1.26)	(0.38)	(1.60)

Net asset value, end of year	$20.39	$17.13	$21.54	$18.58	$17.53

Total Return(c)
Based on net asset value	26.38%	(8.27)%	22.85%	8.19%	(2.46)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.56%	0.56%	0.54%	0.55%	0.66%

Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.53%	0.54%	0.65%

Net investment income	2.07%	1.68%	1.59%	1.71%	1.42%

Supplemental Data
Net assets, end of year (000)	$16,870	$11,376	$18,804	$31,857	$40,444

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.42%	0.42%	0.40%	0.42%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%	0.19%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, LargeCap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Investor A

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.06	$21.47	$18.54	$17.49	$19.56

Net investment income(a)	0.34	0.31	0.29	0.27	0.27
Net realized and unrealized gain (loss)	4.10	(2.07)	3.86	1.11	(0.77)

Net increase (decrease) from investment operations	4.44	(1.76)	4.15	1.38	(0.50)

Distributions(b)
From net investment income	(0.37)	(0.37)	(0.36)	(0.33)	(0.27)
From net realized gain	(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(1.19)	(2.65)	(1.22)	(0.33)	(1.57)

Net asset value, end of year	$20.31	$17.06	$21.47	$18.54	$17.49

Total Return(c)
Based on net asset value	26.11%	(8.51)%	22.48%	7.95%	(2.65)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.81%	0.81%	0.79%	0.80%	0.92%

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.78%	0.79%	0.91%

Net investment income	1.76%	1.47%	1.43%	1.51%	1.38%

Supplemental Data
Net assets, end of year (000)	$75,986	$70,181	$82,949	$69,168	$70,473

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%	0.19%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, LargeCap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Investor C

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.86	$21.26	$18.38	$17.35	$19.43

Net investment income(a)	0.20	0.14	0.14	0.13	0.13
Net realized and unrealized gain (loss)	4.02	(2.05)	3.81	1.09	(0.77)

Net increase (decrease) from investment operations	4.22	(1.91)	3.95	1.22	(0.64)

Distributions(b)
From net investment income	(0.24)	(0.21)	(0.21)	(0.19)	(0.14)
From net realized gain	(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(1.06)	(2.49)	(1.07)	(0.19)	(1.44)

Net asset value, end of year	$20.02	$16.86	$21.26	$18.38	$17.35

Total Return(c)
Based on net asset value	25.10%	(9.25)%	21.53%	7.08%	(3.41)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.61%	1.61%	1.59%	1.60%	1.68%

Total expenses after fees waived and/or reimbursed	1.60%	1.60%	1.58%	1.59%	1.67%

Net investment income	1.01%	0.68%	0.66%	0.72%	0.66%

Supplemental Data
Net assets, end of year (000)	$1,774	$1,299	$1,211	$744	$717

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%	0.19%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, LargeCap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.18	$21.59	$18.63	$17.58	$19.66

Net investment income(a)	0.50	0.37	0.39	0.36	0.39
Net realized and unrealized gain (loss)	4.06	(2.05)	3.88	1.11	(0.78)

Net increase (decrease) from investment operations	4.56	(1.68)	4.27	1.47	(0.39)

Distributions(b)
From net investment income	(0.46)	(0.45)	(0.45)	(0.42)	(0.39)
From net realized gain	(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(1.28)	(2.73)	(1.31)	(0.42)	(1.69)

Net asset value, end of year	$20.46	$17.18	$21.59	$18.63	$17.58

Total Return(c)
Based on net asset value	26.67%	(8.11)%	23.07%	8.43%	(2.10)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.36%	0.36%	0.34%	0.34%	0.34%

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.33%	0.33%	0.33%

Net investment income	2.54%	1.69%	1.89%	2.00%	2.01%

Supplemental Data
Net assets, end of year (000)	$16,383	$4,504	$17,057	$13,388	$1,647

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%	0.19%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, LargeCap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Class R

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$17.00	$21.42	$18.50	$17.45	$19.53

Net investment income(a)	0.31	0.27	0.25	0.23	0.23
Net realized and unrealized gain (loss)	4.08	(2.08)	3.85	1.11	(0.78)

Net increase (decrease) from investment operations	4.39	(1.81)	4.10	1.34	(0.55)

Distributions(b)
From net investment income	(0.34)	(0.33)	(0.32)	(0.29)	(0.23)
From net realized gain	(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(1.16)	(2.61)	(1.18)	(0.29)	(1.53)

Net asset value, end of year	$20.23	$17.00	$21.42	$18.50	$17.45

Total Return(c)
Based on net asset value	25.92%	(8.74)%	22.24%	7.75%	(2.92)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.01%	1.01%	0.99%	1.00%	1.17%

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	0.98%	0.99%	1.16%

Net investment income	1.57%	1.29%	1.22%	1.31%	1.20%

Supplemental Data
Net assets, end of year (000)	$2,558	$1,620	$1,548	$1,324	$1,550

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.16%	0.15%	0.19%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, LargeCap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund

	Institutional

	Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
	2019		2018

Net asset value, beginning of period	$9.34		$11.02	$10.00

Net investment income(b)	0.26		0.19	0.13
Net realized and unrealized gain (loss)	2.20		(1.13)	1.04

Net increase (decrease) from investment operations	2.46		(0.94)	1.17

Distributions(c)
From net investment income	(0.21)		(0.24)	(0.15)
From net realized gain	(0.12)		(0.50)	—

Total distributions	(0.33)		(0.74)	(0.15)

Net asset value, end of period	$11.47		$9.34	$11.02

Total Return(d)
Based on net asset value	26.47	%(e)	(8.64)%	11.71	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.92%		1.10%	1.03	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.54%		0.55%	0.56	%(i)

Net investment income	2.39%		1.73%	2.07	%(i)

Supplemental Data
Net assets, end of period (000)	$237		$19	$27

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(k)	44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.36%.
(f)	Aggregate total return.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
	2019	2018
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.
(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Investor A

	Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
	2019		2018

Net asset value, beginning of period	$9.33		$11.02	$10.00

Net investment income(b)	0.23		0.17	0.11
Net realized and unrealized gain (loss)	2.21		(1.13)	1.04

Net increase (decrease) from investment operations	2.44		(0.96)	1.15

Distributions(c)
From net investment income	(0.19)		(0.23)	(0.13)
From net realized gain	(0.12)		(0.50)	—

Total distributions	(0.31)		(0.73)	(0.13)

Net asset value, end of period	$11.46		$9.33	$11.02

Total Return(d)
Based on net asset value	26.20	%(e)	(8.90)%	11.56	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	1.17%		1.36%	1.29	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.79%		0.80%	0.82	%(i)

Net investment income	2.11%		1.61%	1.76	%(i)

Supplemental Data
Net assets, end of period (000)	$390		$75	$28

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(k)	44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.09%.
(f)	Aggregate total return.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
	2019	2018
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.62%.
(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Investor C

	Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
	2019		2018

Net asset value, beginning of period	$9.34		$11.02	$10.00

Net investment income(b)	0.11		0.08	0.06
Net realized and unrealized gain (loss)	2.23		(1.13)	1.05

Net increase (decrease) from investment operations	2.34		(1.05)	1.11

Distributions(c)
From net investment income	(0.11)		(0.13)	(0.09)
From net realized gain	(0.12)		(0.50)	—

Total distributions	(0.23)		(0.63)	(0.09)

Net asset value, end of period	$11.45		$9.34	$11.02

Total Return(d)
Based on net asset value	25.09	%(e)	(9.60)%	11.07	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	2.03%		2.16%	2.08	%(i)(j)

Total expenses after fees waived and/or reimbursed	1.61%		1.60%	1.61	%(i)

Net investment income	1.07%		0.71%	0.94	%(i)

Supplemental Data
Net assets, end of period (000)	$33		$25	$28

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(k)	44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
	2019	2018
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.41%.
(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Class K

	Year Ended December 31,				Period from 05/31/2017 (a) to 12/31/17
	2019		2018

Net asset value, beginning of period	$9.34		$11.02		$10.00

Net investment income(b)	0.26		0.22		0.13
Net realized and unrealized gain (loss)	2.23		(1.13)		1.05

Net increase (decrease) from investment operations	2.49		(0.91)		1.18

Distributions(c)
From net investment income	(0.23)		(0.27)		(0.16)
From net realized gain	(0.12)		(0.50)		—

Total distributions	(0.35)		(0.77)		(0.16)

Net asset value, end of period	$11.48		$9.34		$11.02

Total Return(d)
Based on net asset value	26.74	%(e)	(8.45)%		11.82	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.77%		0.90	%(h)	0.82	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.36%		0.35	%(h)	0.35	%(i)

Net investment income	2.40%		1.96	%(h)	2.11	%(i)

Supplemental Data
Net assets, end of period (000)	$3,384		$1,862		$2,116

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(k)	44%		58%		35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.64%.
(f)	Aggregate total return.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 05/31/2017 (a) to 12/31/17
	2019	2018
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.15%.
(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Class R

	Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
	2019		2018

Net asset value, beginning of period	$9.34		$11.02	$10.00

Net investment income(b)	0.40		0.15	0.10
Net realized and unrealized gain (loss)	2.02		(1.13)	1.04

Net increase (decrease) from investment operations	2.42		(0.98)	1.14

Distributions(c)
From net investment income	(0.18)		(0.20)	(0.12)
From net realized gain	(0.12)		(0.50)	—

Total distributions	(0.30)		(0.70)	(0.12)

Net asset value, end of period	$11.46		$9.34	$11.02

Total Return(d)
Based on net asset value	25.92	%(e)	(9.05)%	11.40	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	1.37%		1.55%	1.49	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.99%		1.00%	1.01	%(i)

Net investment income	3.67%		1.30%	1.55	%(i)

Supplemental Data
Net assets, end of period (000)	$185		$19	$22

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(k)	44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 25.81%.
(f)	Aggregate total return.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
	2019	2018
Allocated fees waived	1.37%	1.50%	1.88%
Investments in underlying funds	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.82%.
(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “LifePath Dynamic Funds” or individually as a “LifePath Dynamic Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic Retirement Fund	LifePath Dynamic Retirement Fund	Diversified
BlackRock LifePath® Dynamic 2030 Fund	LifePath Dynamic 2030 Fund	Diversified
BlackRock LifePath® Dynamic 2040 Fund	LifePath Dynamic 2040 Fund	Diversified
BlackRock LifePath® Dynamic 2050 Fund	LifePath Dynamic 2050 Fund	Diversified
BlackRock LifePath® Dynamic 2060 Fund	LifePath Dynamic 2060 Fund	Diversified

Each LifePath Dynamic Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio and LifePath® Dynamic 2060 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). MIP is an affiliate of the Trust. Each LifePath Dynamic Master Portfolio has the same investment objective and strategies as its corresponding LifePath Dynamic Fund. The value of each LifePath Dynamic Fund’s investment in its corresponding LifePath Dynamic Master Portfolio reflects the LifePath Dynamic Fund’s proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. The performance of each LifePath Dynamic Fund is directly affected by the performance of the LifePath Dynamic Master Portfolios. At December 31, 2019, the percentage of each LifePath Dynamic Master Portfolio owned by the corresponding LifePath Dynamic Fund was approximately 100% for each of the LifePath Dynamic Funds, respectively. The financial statements of the LifePath Dynamic Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the LifePath Dynamic Funds’ financial statements.

Each LifePath Dynamic Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor C, and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The LifePath Dynamic Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 12-13, 2019, the Board approved a proposal pursuant to which each LifePath Dynamic Fund will cease to invest in its corresponding LifePath Dynamic Master Portfolio as part of a “master-feeder” structure and instead operate as a stand-alone fund. In connection with this change, the Trust, on behalf of each LifePath Dynamic Fund, will enter into a management agreement with BFA, the terms of which will be substantially the same as the current management agreement between BFA and each corresponding LifePath Dynamic Master Portfolio, including the management fee rate. The change into a stand-alone structure will not create a taxable event for the LifePath Dynamic Funds or their shareholders. These changes are expected to be effective on or about March 9, 2020.

Reorganization: The Board of the Trust approved the reorganization of the BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund” or “LifePath Dynamic 2020 Fund”) into LifePath Dynamic Retirement Fund. As a result, LifePath Dynamic Retirement Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of LifePath Dynamic Retirement Fund.

Each shareholder of the Target Fund received shares of LifePath Dynamic Retirement Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on November 15, 2019, less the costs of the Target Fund’s reorganization.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

The reorganization was accomplished by a tax-free exchange of shares of LifePath Dynamic Retirement Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	LifePath Dynamic Retirement Fund’s Share Class	Shares of the LifePath Dynamic Retirement Fund
Institutional	2,487,549	1.36476524	Institutional	3,394,920
Investor A	12,752,524	1.42279915	Investor A	18,144,280
Investor C	226,655	1.36270095	Investor C	308,863
Class K	2,538,644	1.36311365	Class K	3,460,460
Class R	205,044	1.36914646	Class R	280,735

The Target Fund’s net assets and composition of net assets on November 15, 2019, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$255,264,099
Paid-in-capital	180,125,770
Accumulated earnings	75,138,329

For financial reporting purposes, assets received and shares issued by LifePath Dynamic Retirement Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of LifePath Dynamic Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of LifePath Dynamic Retirement Fund before the reorganization were $147,849,209. The aggregate net assets of LifePath Dynamic Retirement Fund immediately after the reorganization amounted to $403,113,308. The Target Fund’s fair value and cost of investments prior to the reorganization was as follows:

Target Fund	Fair Value of Investments
LifePath® Dynamic 2020 Fund	$255,395,569

The purpose of these transactions was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 18, 2019.

Assuming the reorganization had been completed on January 1, 2019, the beginning of the fiscal reporting period of LifePath Dynamic Retirement Fund, the pro forma results of operations for the year ended December 31, 2019, are as follows:

•	Net investment income: $7,845,164

•	Net realized and change in unrealized gain on investments: $72,886,892

•	Net increase in net assets resulting from operations: $80,732,056

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in LifePath Dynamic Retirement Fund’s Statements of Operations since November 18, 2019.

The Manager reimbursed the LifePath Dynamic Retirement Fund $20,750, which is included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Dynamic Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each LifePath Dynamic Master Portfolio are accounted for on a trade date basis. Each LifePath Dynamic Fund records its proportionate share of LifePath Dynamic Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the LifePath Dynamic Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a LifePath Dynamic Fund enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Dynamic Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Dynamic Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Dynamic Fund or its classes are charged to that LifePath Dynamic Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Dynamic Funds and other shared expenses prorated to the LifePath Dynamic Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each LifePath Dynamic Fund’s policy is to value its financial instruments at fair value. Each LifePath Dynamic Fund records its investment in its corresponding LifePath Dynamic Master Portfolio at fair value based on each LifePath Dynamic Fund’s proportionate interest in the net assets of its corresponding LifePath Dynamic Master Portfolio. Valuation of securities held by the LifePath Dynamic Master Portfolios is discussed in Note 3 of the LifePath Dynamic Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the LifePath Dynamic Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the LifePath Dynamic Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Dynamic Funds. BAL is entitled to receive for these administrative services an annual fee of 0.35% based on the average daily net assets of each LifePath Dynamic Funds’ Institutional and Investor A Shares, 0.40% of the average daily net assets of Investor C Shares, 0.15% of the average daily net assets of Class K Shares and 0.30% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Dynamic Funds and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each LifePath Dynamic Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic Retirement Fund	153,781	315,110	4,430	30,894	6,811	511,026
LifePath Dynamic 2030 Fund	240,801	771,468	15,785	55,310	10,485	1,093,849
LifePath Dynamic 2040 Fund	192,215	623,999	11,641	49,836	8,535	886,226
LifePath Dynamic 2050 Fund	50,672	273,014	6,063	11,308	6,328	347,385
LifePath Dynamic 2060 Fund	391	600	117	3,541	109	4,758

Service and Distribution Fees: The Trust, on behalf of the LifePath Dynamic Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Dynamic Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each LifePath Dynamic Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the LifePath Dynamic Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each LifePath Dynamic Fund:

Service and Distribution Fees	Investor A	Investor C	Class R	Total
LifePath Dynamic Retirement Fund	225,103	11,077	11,380	247,560
LifePath Dynamic 2030 Fund	551,140	39,475	17,579	608,194
LifePath Dynamic 2040 Fund	445,806	29,124	14,322	489,252
LifePath Dynamic 2050 Fund	195,138	15,177	10,598	220,913
LifePath Dynamic 2060 Fund	428	292	182	902

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each LifePath Dynamic Fund’s Investor A Shares as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Investor A	$896	$1,654	$1,503	$390	$129

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

For the year ended December 31, 2019, affiliates received CDSCs as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Investor C	$2	$114	$5	$83	$—

Expense Limitations, Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the LifePath Dynamic Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Dynamic Funds. BAL has contractually agreed to reimburse the LifePath Dynamic Funds or provide an offsetting credit against the administration fees paid by the LifePath Dynamic Funds in an amount equal to these independent expenses through April 30, 2029 for each LifePath Dynamic Fund other than the LifePath Dynamic Retirement Fund (for which the contractual arrangement is in effect through April 30, 2030). These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2019, the LifePath Dynamic Funds waived the following amounts:

Amounts Waived
LifePath Dynamic Retirement Fund	$11,001
LifePath Dynamic 2030 Fund	11,000
LifePath Dynamic 2040 Fund	11,000
LifePath Dynamic 2050 Fund	11,000
LifePath Dynamic 2060 Fund	10,981

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each LifePath Dynamic Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Dynamic Fund’s investment policies and restrictions. Each LifePath Dynamic Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the LifePath Dynamic Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the LifePath Dynamic Funds are directors and/or officers of BlackRock, Inc. or its affiliates.

5.	INCOME TAX INFORMATION

It is each LifePath Dynamic Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each LifePath Dynamic Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Dynamic Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019 except for LifePath Dynamic 2060 Fund, which remains open for the period ended December 31, 2017 through the year ended December 31, 2019. The statutes of limitations on each LifePath Dynamic Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Dynamic Funds as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Dynamic Funds’ financial statements.

The tax character of distributions paid was as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Ordinary income
12/31/19	$4,972,523	$10,145,955	$7,378,388	$2,117,634	$66,758
12/31/18	5,599,775	22,280,914	19,166,944	6,643,719	111,385
Long-term capital gains
12/31/19	2,809,361	11,280,702	11,818,124	4,328,902	43,372
12/31/18	4,893,746	17,129,120	15,993,309	5,951,900	50,335

12/31/19	$7,781,884	$21,426,657	$19,196,512	$6,446,536	$110,130

12/31/18	$10,493,521	$39,410,034	$35,160,253	$12,595,619	$161,720

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Undistributed ordinary income	$1,544,335	$2,365,609	$2,347,361	$918,961	$1,820
Undistributed long-term capital gains	1,411,916	2,059,455	2,002,590	725,240	34,726
Net unrealized gains (losses)(a)	103,915,047	24,786,929	61,400,372	20,002,653	368,489

	$106,871,298	$29,211,993	$65,750,323	$21,646,854	$405,035

(a)	The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic Retirement Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,863,406	$41,070,163	2,866,473	$31,024,293
Shares issued in reinvestment of distributions	167,180	1,831,558	239,094	2,405,195
Shares issued resulting from reorganization	3,394,920	37,345,777	—	—
Shares redeemed	(1,046,012)	(10,953,828)	(3,956,542)	(43,163,858)

Net increase (decrease)	6,379,494	$69,293,670	(850,975)	$(9,734,370)

Investor A
Shares sold and automatic conversion of shares	987,245	$9,095,344	894,821	$8,574,231
Shares issued in reinvestment of distributions	480,070	4,663,053	751,052	6,584,641
Shares issued resulting from reorganization	18,144,280	173,602,186	—	—
Shares redeemed	(2,848,090)	(26,762,487)	(2,322,442)	(22,315,745)

Net increase (decrease)	16,763,505	$160,598,096	(676,569)	$(7,156,873)

Investor C
Shares sold	14,242	$150,018	33,013	$355,463
Shares issued in reinvestment of distributions	4,903	53,190	5,764	56,977
Shares issued resulting from reorganization	308,863	3,346,906	—	—
Shares redeemed and automatic conversion of shares	(44,329)	(474,374)	(63,695)	(685,852)

Net increase (decrease)	283,679	$3,075,740	(24,918)	$(273,412)

Class K
Shares sold	1,693,814	$18,113,468	454,171	$4,912,038
Shares issued in reinvestment of distributions	104,860	1,145,771	135,646	1,355,266
Shares issued resulting from reorganization	3,460,460	37,915,971	—	—
Shares redeemed	(895,505)	(9,335,172)	(502,455)	(5,464,385)

Net increase	4,363,629	$47,840,038	87,362	$802,919

Class R
Shares sold	234,424	$2,490,823	58,956	$635,653
Shares issued in reinvestment of distributions	8,070	87,526	9,034	89,585
Shares issued resulting from reorganization	280,735	3,053,259	—	—
Shares redeemed	(146,362)	(1,584,408)	(67,070)	(723,705)

Net increase	376,867	$4,047,200	920	$1,533

Total Net Increase (Decrease)	28,167,174	$284,854,744	(1,464,180)	$(16,360,203)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2030 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,142,794	$14,866,930	1,415,872	$20,180,716
Shares issued in reinvestment of distributions	319,164	4,437,150	646,592	8,092,824
Shares redeemed	(1,092,964)	(14,418,701)	(3,358,711)	(47,018,732)

Net increase (decrease)	368,994	$4,885,379	(1,296,247)	$(18,745,192)

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2030 Fund	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	1,485,272	$18,789,169	1,005,027	$13,682,162
Shares issued in reinvestment of distributions	1,011,486	13,286,087	2,277,646	27,106,662
Shares redeemed	(4,821,546)	(61,812,220)	(4,043,458)	(54,971,534)

Net decrease	(2,324,788)	$(29,736,964)	(760,785)	$(14,182,710)

Investor C
Shares sold	85,912	$1,117,954	98,595	$1,338,702
Shares issued in reinvestment of distributions	14,678	195,494	36,989	445,397
Shares redeemed and automatic conversion of shares	(173,128)	(2,232,664)	(59,841)	(831,518)

Net increase (decrease)	(72,538)	$(919,216)	75,743	$952,581

Class K
Shares sold	2,347,274	$31,269,292	623,568	$8,810,189
Shares issued in reinvestment of distributions	239,426	3,252,332	278,123	3,444,124
Shares redeemed	(828,822)	(10,903,875)	(913,582)	(13,052,294)

Net increase (decrease)	1,757,878	$23,617,749	(11,891)	$(797,981)

Class R
Shares sold	311,393	$4,143,690	90,948	$1,251,160
Shares issued in reinvestment of distributions	18,720	251,388	24,097	293,087
Shares redeemed	(203,907)	(2,703,051)	(49,651)	(690,065)

Net increase	126,206	$1,692,027	65,394	$854,182

Total Net Decrease	(144,248)	$(461,025)	(1,927,786)	$(31,919,120)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2040 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	586,053	$9,610,563	736,859	$13,313,279
Shares issued in reinvestment of distributions	221,734	3,800,103	441,045	6,790,331
Shares redeemed	(579,744)	(9,404,448)	(1,624,875)	(28,589,557)

Net increase (decrease)	228,043	$4,006,218	(446,971)	$(8,485,947)

Investor A
Shares sold and automatic conversion of shares	946,617	$14,240,480	932,113	$15,239,536
Shares issued in reinvestment of distributions	784,498	12,069,407	1,734,381	24,072,835
Shares redeemed	(3,286,059)	(49,628,617)	(2,265,572)	(36,934,464)

Net increase (decrease)	(1,554,944)	$(23,318,730)	400,922	$2,377,907

Investor C
Shares sold	45,702	$695,462	43,535	$769,794
Shares issued in reinvestment of distributions	7,369	178,593	20,621	307,900
Shares redeemed and automatic conversion of shares	(35,941)	(583,383)	(57,089)	(1,002,122)

Net increase	17,130	$290,672	7,067	$75,572

Class K
Shares sold	1,265,420	$21,335,365	578,699	$10,437,852
Shares issued in reinvestment of distributions	168,918	2,914,364	240,641	3,709,834
Shares redeemed	(587,810)	(9,775,123)	(1,123,506)	(20,424,291)

Net increase (decrease)	846,528	$14,474,606	(304,166)	$(6,276,605)

Class R
Shares sold	245,587	$4,035,332	68,773	$1,204,701
Shares issued in reinvestment of distributions	8,406	232,497	18,201	277,328
Shares redeemed	(162,180)	(2,681,332)	(118,530)	(2,097,969)

Net increase (decrease)	91,813	$1,586,497	(31,556)	$(615,940)

Total Net Decrease	(371,430)	$(2,960,737)	(374,704)	$(12,925,013)

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2050 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	255,731	$4,925,072	283,749	$6,079,668
Shares issued in reinvestment of distributions	47,746	968,338	100,332	1,827,322
Shares redeemed	(140,480)	(2,701,199)	(592,884)	(12,398,432)

Net increase (decrease)	162,997	$3,192,211	(208,803)	$(4,491,442)

Investor A
Shares sold and automatic conversion of shares	579,158	$11,247,472	441,499	$9,429,787
Shares issued in reinvestment of distributions	216,845	4,381,579	544,631	9,761,145
Shares redeemed	(1,169,044)	(23,085,853)	(735,442)	(15,732,745)

Net increase (decrease)	(373,041)	$(7,456,802)	250,688	$3,458,187

Investor C
Shares sold	28,365	$546,659	31,288	$658,114
Shares issued in reinvestment of distributions	4,490	89,702	9,619	168,958
Shares redeemed and automatic conversion of shares	(21,314)	(408,361)	(20,782)	(439,221)

Net increase	11,541	$228,000	20,125	$387,851

Class K
Shares sold	587,117	$11,539,516	133,927	$2,888,969
Shares issued in reinvestment of distributions	42,498	867,152	34,151	614,153
Shares redeemed	(91,192)	(1,785,230)	(696,001)	(15,056,171)

Net increase (decrease)	538,423	$10,621,438	(527,923)	$(11,553,049)

Class R
Shares sold	125,657	$2,481,279	45,804	$967,469
Shares issued in reinvestment of distributions	6,906	139,113	12,473	222,600
Shares redeemed	(101,357)	(1,991,623)	(35,285)	(747,655)

Net increase	31,206	$628,769	22,992	$442,414

Total Net Increase (Decrease)	371,126	$7,213,616	(442,921)	$(11,756,039)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2060 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	30,550	$331,568	113	$1,272
Shares issued in reinvestment of distributions	463	5,243	3	32
Shares redeemed	(12,433)	(134,847)	(542)	(6,118)

Net increase (decrease)	18,580	$201,964	(426)	$(4,814)

Investor A
Shares sold and automatic conversion of shares	25,986	$278,403	5,197	$57,903
Shares issued in reinvestment of distributions	695	7,898	354	3,346
Shares redeemed	(695)	(7,596)	(94)	(927)

Net increase	25,986	$278,705	5,457	$60,322

Investor C
Shares sold	215	$2,327	96	$1,000
Shares issued in reinvestment of distributions	17	193	39	372
Shares redeemed and automatic conversion of shares	(1)	(15)	(11)	(103)

Net increase	231	$2,505	124	$1,269

Class K
Shares sold	98,722	$1,063,779	7,352	$79,112
Shares issued in reinvestment of distributions	2,151	24,617	449	4,279
Shares redeemed	(5,436)	(59,386)	(493)	(5,174)

Net increase	95,437	$1,029,010	7,308	$78,217

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2060 Fund	Shares	Amount	Shares	Amount
Class R
Shares sold	15,961	$180,750	—	$—
Shares issued in reinvestment of distributions	276	3,157	1	7
Shares redeemed	(2,111)	(24,367)	—	—

Net increase	14,126	$159,540	1	$7

Total Net Increase	154,360	$1,671,724	12,464	$135,001

As of December 31, 2019, shares of the LifePath Dynamic Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the LifePath Dynamic Funds, were as follows:

LifePath Dynamic 2060 Fund
Institutional	2,000
Investor A	2,000
Investor C	2,000
Class K	192,000
Class R	2,000

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Dynamic Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of

BlackRock Funds III and Shareholders of BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2050 Fund and BlackRock LifePath® Dynamic 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2050 Fund and BlackRock LifePath® Dynamic 2060 Fund (five of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2018.

	Payable Dates	LifePath Dynamic Retirement Fund	LifePath Dynamic 2020 Fund (a)	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Qualified Dividend Income for Individuals(b)	Quarterly	26.84%	19.06%	40.00%	58.13%	85.77%	78.10%
Qualified Business Income(b)		0.16	0.48	3.55	6.75	10.59	7.53
Dividends Qualifying for the Dividend Received Deduction for Corporations(b)	Quarterly	8.56	7.15	12.61	17.49	24.62	21.31
Federal Obligation Interest(c)	Quarterly	6.65	5.27	4.53	3.60	3.23	2.36
Interest Related Dividends and Short-Term Capital Gains for Non-U.S. Residents(d)	Quarterly	58.88	72.04	50.29	29.91	12.17	6.50

(a)	Effective November 18, 2019, LifePath® Dynamic 2020 Fund reorganized into LifePath Dynamic Retirement Fund.
(b)	The LifePath Dynamic Funds hereby designate the percentages indicated above or the maximum amount allowable by law.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(d)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Dynamic Funds distributed long-term capital gains per share to shareholders of record as follows:

	Record Dates	LifePath Dynamic Retirement Fund	LifePath Dynamic 2020 Fund (a)	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Long-Term Capital Gains Per Share	11/12/2019	$—	$0.4764330	$—	$—	$—	$—
	12/30/2019	0.070219	—	0.446555	0.693051	0.806609	0.118900

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	57

Master Portfolio Information as of December 31, 2019

LifePath® Dynamic Retirement Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Fixed Income Funds	55%
Equity Funds	37
Short-Term Securities	9
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
CoreAlpha Bond Master Portfolio	39%
Active Stock Master Portfolio	22
iShares TIPS Bond ETF	8
Master Total Return Portfolio	8
International Tilts Master Portfolio	5
BlackRock Advantage Emerging Markets Fund — Class K	3
BlackRock Tactical Opportunities Fund — Class K	3
iShares Developed Real Estate Index Fund — Class K	2
iShares MSCI EAFE Small-Cap ETF	1

LifePath® Dynamic 2030 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	61%
Fixed Income Funds	31
Short-Term Securities	8

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	36%
CoreAlpha Bond Master Portfolio	21
International Master Portfolio	11
BlackRock Advantage Emerging Markets Fund — Class K	6
iShares TIPS Bond ETF	6
Master Total Return Portfolio	4
iShares Developed Real Estate Index Fund — Class K	3
BlackRock Tactical Opportunities Fund — Class K	3
iShares MSCI EAFE Small-Cap ETF	3

LifePath® Dynamic 2040 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	82%
Fixed Income Funds	11
Short-Term Securities	8
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	47%
International Tilts Master Portfolio	15
BlackRock Advantage Emerging Markets Fund — Class K	9
CoreAlpha Bond Master Portfolio	7
iShares Developed Real Estate Index Fund — Class K	4
iShares MSCI EAFE Small-Cap ETF	4
iShares TIPS Bond ETF	3
BlackRock Tactical Opportunities Fund — Class K	3
Master Total Return Portfolio	1

The LifePath Dynamic Master Portfolios’ allocations and holdings listed above are current as of the report date. However, the LifePath Dynamic Master Portfolios are regularly monitored and their composition may vary throughout various periods.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information as of December 31, 2019 (continued)

LifePath® Dynamic 2050 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	89%
Short-Term Securities	12
Fixed Income Funds	1
Liabilities in Excess of Other Assets	(2)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	52%
International Tilts Master Portfolio	18
BlackRock Advantage Emerging Markets Fund — Class K	10
iShares Developed Real Estate Index Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	4
CoreAlpha Bond Master Portfolio	1

LifePath® Dynamic 2060 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	94%
Short-Term Securities	5
Fixed Income Funds	1

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	52%
International Tilts Master Portfolio	19
BlackRock Advantage Emerging Markets Fund — Class K	10
iShares Developed Real Estate Index Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	4
iShares MSCI Canada ETF	3
iShares Russell 2000 ETF	2
CoreAlpha Bond Master Portfolio	1

The LifePath Dynamic Master Portfolios’ allocations and holdings listed above are current as of the report date. However, the LifePath Dynamic Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER PORTFOLIO INFORMATION	59

Schedule of Investments December 31, 2019	LifePath Dynamic Retirement Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 100.9%

Equity Funds — 36.9%
Active Stock Master Portfolio	$90,865,442	$90,865,442
BlackRock Advantage Emerging Markets Fund — Class K	1,182,456	12,900,594
BlackRock Tactical Opportunities Fund — Class K	921,851	12,380,456
International Tilts Master Portfolio	$20,140,491	20,140,491
iShares Developed Real Estate Index Fund — Class K	828,024	9,091,707
iShares MSCI EAFE Small-Cap ETF(a)	83,346	5,190,789

		150,569,479

Fixed Income Funds — 55.2%
CoreAlpha Bond Master Portfolio	$160,689,142	160,689,142
iShares TIPS Bond ETF	281,657	32,832,756
Master Total Return Portfolio	$31,906,371	31,906,371

		225,428,269

Security	Shares	Value

Short-Term Securities — 8.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.87%(b)(c)	252,847	$252,948
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.55%(c)	35,793,498	35,793,498

		36,046,446

Total Affiliated Investment Companies — 100.9% (Cost — $318,350,676)		412,044,194

Liabilities in Excess of Other Assets — (0.9)%		(3,522,634)

Net Assets — 100.0%		$408,521,560

(a)	Security, or a portion of the security, is on loan.
(b)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$26,264,955	$64,600,487	(b)	$—		$90,865,442	$90,865,442	$658,366		$4,370,424	$6,855,495
BlackRock Advantage Emerging Markets Fund — Class K	392,861	1,011,259		(221,664)		1,182,456	12,900,594	287,315		(113,099)	1,075,150
BlackRock Cash Funds: Institutional, SL Agency Shares	1,293,646	—		(1,040,799	)(b)	252,847	252,948	5,929	(c)	187	1
BlackRock Cash Funds: Treasury, SL Agency Shares	3,984,522	31,808,976	(b)	—		35,793,498	35,793,498	187,537		—	—
BlackRock Tactical Opportunities Fund — Class K	259,496	695,228		(32,873)		921,851	12,380,456	408,216		8,319	(364,738)
CoreAlpha Bond Master Portfolio	$44,525,554	$116,163,588	(b)	$—		$160,689,142	160,689,142	1,842,961		750,998	783,614
International Tilts Master Portfolio	$7,798,563	$12,341,928	(b)	$—		$20,140,491	20,140,491	259,796		476,903	2,492,794
iShares Developed Real Estate Index Fund — Class K	—	831,759		(3,735)		828,024	9,091,707	354,026		(336)	(212,801)
iShares Edge MSCI Multifactor International ETF(d)	46,405	13,064		(59,469)		—	—	24,168		74,826	38,627
iShares Edge MSCI Multifactor USA ETF(d)	15,620	30,123		(45,743)		—	—	11,969		117,024	(11,444)
iShares International Developed Real Estate ETF(d)	—	18,763		(18,763)		—	—	3,786		(3,550)	—
iShares MSCI EAFE Small-Cap ETF	24,473	63,927		(5,054)		83,346	5,190,789	127,249		(25,564)	423,293
iShares TIPS Bond ETF	85,948	215,274		(19,565)		281,657	32,832,756	215,490		64,182	690,321
iShares U.S. Real Estate ETF(d)	—	9,011		(9,011)		—	—	—		(809)	—
Master Total Return Portfolio	$6,685,677	$25,220,694	(b)	$—		$31,906,371	31,906,371	465,200		187,677	(1,188,220)

							$412,044,194	$4,852,008		$5,907,182	$10,582,092

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the LifePath Dynamic Master Portfolio.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic Retirement Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	23	03/19/20	$3,586	$17,195
10-Year U.S. Treasury Note	38	03/20/20	4,880	(42,313)
E-Mini MSCI EAFE Index	92	03/20/20	9,368	249,479
Russell 2000 E-Mini Index	166	03/20/20	13,866	285,249
S&P 500 E-Mini Index	19	03/20/20	3,070	87,756

				597,366

Short Contracts
U.S. Treasury Ultra Bond	23	03/20/20	4,178	134,368

				$731,734

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	3,836,636	USD	2,894,357	Morgan Stanley & Co. International PLC	03/18/20	$60,986
EUR	19,614,880	USD	21,861,568	Bank of America N.A.	03/18/20	243,778

	Net unrealized appreciation					$304,764

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$639,679	$—	$134,368	$—	$774,047
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	304,764	—	—	304,764

	$—	$—	$639,679	$304,764	$134,368	$—	$1,078,811

Liabilities — Derivative Financial Instrument
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$42,313	$—	$42,313

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,656,921	$—	$36,475	$—	$1,693,396
Forward foreign currency exchange contracts	—	—	—	(436,137)	—	—	(436,137)

	$—	$—	$1,656,921	$(436,137)	$36,475	$—	$1,257,259

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,135,662	$—	$26,480	$—	$1,162,142
Forward foreign currency exchange contracts	—	—	—	401,980	—	—	401,980

	$—	$—	$1,135,662	$401,980	$26,480	$—	$1,564,122

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic Retirement Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,499,138
Average notional value of contracts — short	$3,538,125
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,021,639
Average amounts sold — USD	$14,145,827

For more information about the LifePath Dynamic Master Portfolio’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$99,089	$10,181
Forward foreign currency exchange contracts	304,764	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$403,853	$10,181
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(99,089)	(10,181)

Total derivative assets and liabilities subject to an MNA	$304,764	$—

The following table presents the LifePath Dynamic Master Portfolio‘s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)
Bank of America N.A.	$243,778	$—	$—	$—	$243,778
Morgan Stanley & Co. International PLC	60,986	—	—	—	60,986

	$304,764	$—	$—	$—	$304,764

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Affiliated Investment Companies
Equity Funds	$39,563,546	$—		$—	$39,563,546
Fixed Income Funds	32,832,756	—		—	32,832,756
Short-Term Securities	36,046,446	—		—	36,046,446

Subtotal	$108,442,748	$—		$—	$108,442,748

Investments Valued at NAV(a)					303,601,446

Total Investments					$412,044,194

Derivative Financial Instruments(b)
Assets:
Equity contracts	$639,679	$—		$—	$639,679
Forward foreign currency contracts	—	304,764		—	304,764
Interest rate contracts	134,368	—		—	134,368
Liabilities:
Interest rate contracts	(42,313)	—		—	(42,313)

	$731,734	$304,764	$		$1,036,498

(a)

Certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	LifePath Dynamic 2030 Master Portfolio (Percentages shown are based on Net Assets)

Security	Investment Value	Value

Affiliated Investment Companies(d) — 99.9%

Equity Funds — 61.4%
Active Stock Master Portfolio	$125,478,627	$125,478,627
BlackRock Advantage Emerging Markets Fund — Class K	2,044,794	22,308,701
BlackRock Tactical Opportunities Fund — Class K	788,141	10,584,730
International Tilts Master Portfolio	$37,353,587	37,353,587
iShares Developed Real Estate Index Fund — Class K	990,451	10,875,154
iShares MSCI EAFE Small-Cap ETF(a)	144,419	8,994,415

		215,595,214

Fixed Income Funds — 30.8%
CoreAlpha Bond Master Portfolio	$72,562,515	72,562,515
iShares TIPS Bond ETF(a)	184,763	21,537,823
Master Total Return Portfolio	$13,956,441	13,956,441

		108,056,779

Security	Investment Value	Value

Short-Term Securities — 7.7%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.87%(b)(c)	$1,083,754	$1,084,188
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.55%(b)	25,813,659	25,813,659

		26,897,847

Total Affiliated Investment Companies — 99.9% (Cost — $320,913,529)		350,549,840

Other Assets Less Liabilities — 0.1%		291,762

Net Assets — 100.0%		$350,841,602

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$116,921,680	$8,556,947	(b)	$—		$125,478,627	$125,478,627	$2,247,992		$12,642,750	$18,986,434
BlackRock Advantage Emerging Markets Fund — Class K	1,841,392	694,056		(490,654)		2,044,794	22,308,701	505,151		(249,507)	3,160,089
BlackRock Cash Funds: Institutional, SL Agency Shares	7,025,957	—		(5,942,203	)(b)	1,083,754	1,084,188	19,704	(c)	4,859	—
BlackRock Cash Funds: Treasury, SL Agency Shares	927,237	24,886,422	(b)	—		25,813,659	25,813,659	259,146		—	—
BlackRock Tactical Opportunities Fund — Class K	745,753	103,602		(61,214)		788,141	10,584,730	343,416		13,639	(158,906)
CoreAlpha Bond Master Portfolio	$64,489,702	$8,072,813	(b)	$—		$72,562,515	72,562,515	2,036,075		1,839,600	(1,012,625)
International Tilts Master Portfolio	$33,994,754	$3,358,833	(b)	$—		$37,353,587	37,353,587	1,165,977		1,078,449	10,458,745
iShares Developed Real Estate Index Fund — Class K	—	1,366,863		(376,412)		990,451	10,875,154	470,267		(5,178)	(232,953)
iShares Edge MSCI Multifactor International ETF	278,178	—		(278,178)		—	—	113,832		734,761	(168,724)
iShares Edge MSCI Multifactor USA ETF	142,679	16,341		(159,020)		—	—	49,273		587,137	(29,917)
iShares MSCI EAFE Small-Cap ETF	132,778	16,613		(4,972)		144,419	8,994,415	305,391		(21,169)	1,471,194
iShares TIPS Bond ETF	120,087	85,090		(20,414)		184,763	21,537,823	314,731		22,479	941,233
Master Total Return Portfolio	$10,741,999	$3,214,442	(b)	$—		$13,956,441	13,956,441	474,074		284,526	(793,502)

							$350,549,840	$8,305,029		$16,932,346	$32,621,068

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/ investment value purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic 2030 Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	39	03/19/20	$6,081	$29,156
E-Mini MSCI EAFE Index	126	03/20/20	12,830	341,678
Russell 2000 E-Mini Index	116	03/20/20	9,689	199,330
S&P 500 E-Mini Index	17	03/20/20	2,746	78,519

				648,683

Short Contracts
10-Year U.S. Treasury Note	32	03/20/20	4,110	35,956
U.S. Treasury Ultra Bond	20	03/20/20	3,633	116,842

				152,798

				$801,481

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	7,030,413	USD	5,303,789	Morgan Stanley & Co. International PLC	03/18/20	$111,706
EUR	631,000	USD	703,989	Bank of America N.A.	03/18/20	7,128
EUR	16,185,713	USD	18,038,977	Deutsche Bank AG	03/18/20	201,807

	Net unrealized appreciation					$320,641

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$648,683	$—	$152,798	$—	$801,481
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	320,641	—	—	320,641

	$—	$—	$648,683	$320,641	$152,798	$—	$1,122,122

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,425,587	$—	$487,881	$—	$3,913,468
Forward foreign currency exchange contracts	—	—	—	(1,093,641)	—	—	(1,093,641)

	$—	$—	$3,425,587	$(1,093,641)	$487,881	$—	$2,819,827

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,692,277	$—	$(26,820)	$—	$1,665,457
Forward foreign currency exchange contracts	—	—		658,514	—	—	658,514

	$—	$—	$1,692,277	$658,514	$(26,820)	$—	$2,323,971

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic 2030 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$35,246,607
Average notional value of contracts — short	$9,996,844
Forward foreign currency exchange contracts:
Average USD amounts purchased	$8,074,860
Average USD amounts sold	$30,442,292

For more information about the LifePath Dynamic Master Portfolio’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$110,190	$10,211
Forward foreign currency exchange contracts	320,641	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$430,831	$10,211
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(110,190)	(10,211)

Total derivative assets and liabilities subject to an MNA	$320,641	$—

The following table presents the LifePath Dynamic Master Portfolio‘s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)
Bank of America N.A.	$7,128	$—	$—	$—	$7,128
Deutsche Bank AG	201,807	—	—	—	201,807
Morgan Stanley & Co. International PLC	111,706	—	—	—	111,706

	$320,641	$—	$—	$—	$320,641

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investments Companies
Equity Funds	$52,763,000	$—	$—	$52,763,000
Fixed Income Funds	21,537,823	—	—	21,537,823
Short-Term Securities	26,897,847	—	—	26,897,847

Subtotal	$101,198,670	$—	$—	$101,198,670

Investments Valued at NAV(a)				249,351,170

Total Investments				$350,549,840

Derivative Financial Instruments(b)
Assets:
Equity contracts	$648,683	$—	$—	$648,683
Forward foreign currency contracts	—	320,641	—	320,641
Interest rate contracts	152,798	—	—	152,798

	$801,481	$320,641	$—	$1,122,122

(a)

Certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore and have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments December 31, 2019	LifePath Dynamic 2040 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 100.8%

Equity Funds — 81.9%
Active Stock Master Portfolio	$136,236,751	$136,236,751
BlackRock Advantage Emerging Markets Fund — Class K	2,388,194	26,055,202
BlackRock Tactical Opportunities Fund — Class K	652,282	8,760,150
International Tilts Master Portfolio	$43,485,982	43,485,982
iShares Developed Real Estate Index Fund — Class K	1,110,007	12,187,882
iShares MSCI EAFE Small-Cap ETF(a)	166,112	10,345,455

		237,071,422

Fixed Income Funds — 10.9%
CoreAlpha Bond Master Portfolio	$18,948,856	18,948,856
iShares TIPS Bond ETF	76,765	8,948,496
Master Total Return Portfolio	$3,560,921	3,560,921

		31,458,273

Security	Shares	Value

Short-Term Securities — 8.0%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.87%(b)(c)	3,670,132	$3,671,600
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.55%(c)	19,567,093	19,567,093

		23,238,693

Total Affiliated Investment Companies — 100.8% (Cost — $248,170,295)		291,768,388

Liabilities in Excess of Other Assets — (0.8)%		(2,278,385)

Net Assets — 100.0%		$289,490,003

(a)	Security, or a portion of the security, is on loan.
(b)	Security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$113,277,653	$22,959,098	(b)	$—		$136,236,751	$136,236,751	$2,245,908		$11,752,906	$17,335,596
BlackRock Advantage Emerging Markets Fund — Class K	1,896,578	864,439		(372,823)		2,388,194	26,055,202	585,782		(230,840)	3,304,943
BlackRock Cash Funds: Institutional, SL Agency Shares	8,282,344	—		(4,612,212	)(b)	3,670,132	3,671,600	20,633	(c)	3,500	—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,091,592	15,475,501	(b)	—		19,567,093	19,567,093	231,344		—	—
BlackRock Tactical Opportunities Fund — Class K	607,477	102,176		(57,371)		652,282	8,760,150	283,911		10,495	(133,172)
CoreAlpha Bond Master Portfolio	$16,279,448	$2,669,408	(b)	$—		$18,948,856	18,948,856	512,303		504,094	(808,319)
International Tilts Master Portfolio	$34,811,321	$8,674,661	(b)	$—		$43,485,982	43,485,982	1,240,879		1,113,602	9,928,925
iShares Developed Real Estate Index Fund — Class K	—	1,719,542		(609,535)		1,110,007	12,187,882	527,310		(7,989)	(255,271)
iShares Edge MSCI Multifactor International ETF(d)	287,336	—		(287,336)		—	—	117,002		748,905	(187,855)
iShares Edge MSCI Multifactor USA ETF(d)	242,674	7,861		(250,535)		—	—	71,763		1,402,501	(396,162)
iShares MSCI EAFE Small-Cap ETF	141,321	32,904		(8,113)		166,112	10,345,455	340,639		(34,777)	1,642,926
iShares TIPS Bond ETF	32,193	51,569		(6,997)		76,765	8,948,496	111,572		9,903	279,136
Master Total Return Portfolio	$2,502,333	$1,058,588	(b)	$—		$3,560,921	3,560,921	132,128		87,212	17,994

							$291,768, 388	$6,421,174		$15,359,512	$30,728,741

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net of shares/investment value purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the LifePath Dynamic Master Portfolio.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic 2040 Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	53	03/19/20	$8,264	$39,623
E-Mini MSCI EAFE Index	137	03/20/20	13,950	352,487
Russell 2000 E-Mini Index	77	03/20/20	6,432	132,314
S&P 500 E-Mini Index	14	03/20/20	2,262	64,662

				589,086

Short Contracts
10-Year U.S. Treasury Note	66	03/20/20	8,476	72,279
U.S. Treasury Ultra Bond	16	03/20/20	2,907	93,473

				165,752

				$754,838

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	8,015,278	USD	6,046,724	Morgan Stanley & Co. International PLC	03/18/20	$127,409
EUR	224,589	USD	250,313	Bank of America N.A.	03/18/20	2,791
EUR	770,000	USD	859,067	Bank of America N.A.	03/18/20	8,698
EUR	12,885,730	USD	14,360,760	Bank of America N.A.	03/18/20	161,049

	Net unrealized appreciation					$299,947

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$589,086	$—	$165,752	$—	$754,838
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	299,947	—	—	299,947

	$—	$—	$589,086	$299,947	$165,752	$—	$1,054,785

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,100,333	$—	$370,686	$—	$3,471,019
Forward foreign currency exchange contracts	—	—	—	(911,714)	—	—	(911,714)

	$—	$—	$3,100,333	$(911,714)	$370,686	$—	$2,559,305

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,415,759	$—	$(2,462)	$—	$1,413,297
Forward foreign currency exchange contracts	—	—	—	604,664	—	—	604,664

	$—	$—	$1,415,759	$604,664	$(2,462)	$—	$2,017,961

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic 2040 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,750,027
Average notional value of contracts — short	$11,741,188
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,034,346
Average amounts sold — in USD	$27,861,476

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$105,841	$13,834
Forward foreign currency exchange contracts	299,947	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$405,788	$13,834
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(105,841)	(13,834)

Total derivative assets and liabilities subject to an MNA	$299,947	$—

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)
Bank of America N.A.	$172,538	$—	$—	$—	$172,538
Morgan Stanley & Co. International PLC	127,409	—	—	—	127,409

	$299,947	$—	$—	$—	$299,947

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies
Equity Funds	$57,348,689	$—	$—	$57,348,689
Fixed Income Funds	8,948,496	—	—	8,948,496
Short-Term Securities	23,238,693	—	—	23,238,693

Subtotal	$89,535,878	$—	$—	$89,535,878

Investments Valued at NAV(a)				202,232,510

Total Investments				$291,768,388

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$299,947	$—	$299,947
Interest rate contracts	165,752	—	—	165,752
Equity contracts	589,086	—	—	589,086

	$754,838	$299,947	$—	$1,054,785

(a)

Certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	LifePath Dynamic 2050 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 102.3%

Equity Funds — 89.3%
Active Stock Master Portfolio	$59,597,236	$59,597,236
BlackRock Advantage Emerging Markets Fund — Class K	1,068,663	11,659,112
International Tilts Master Portfolio	$20,296,393	20,296,393
iShares Developed Real Estate Index Fund — Class K	494,249	5,426,849
iShares MSCI EAFE Small-Cap ETF(a)	74,791	4,657,983

		101,637,573

Fixed Income Funds — 1.1%
CoreAlpha Bond Master Portfolio	$882,431	882,431
iShares TIPS Bond ETF	3,279	382,233
Master Total Return Portfolio	$10	133

		1,264,797

Security	Shares	Value

Short-Term Securities — 11.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.87%(b)(c)	2,902,014	$2,903,175
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.55%(c)	10,682,760	10,682,760

		13,585,935

Total Affiliated Investment Companies — 102.3% (Cost — $90,671,865)		116,488,305

Liabilities in Excess of Other Assets — (2.3)%		(2,654,797)

Net Assets — 100.0%		$113,833,508

(a)	Security, or a portion of the security, is on loan.
(b)	Security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.

(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$42,401,895	$17,195,341	(b)	$—		$59,597,236	$59,597,236	$915,997		$4,294,520	$7,202,786
BlackRock Advantage Emerging Markets Fund — Class K	780,716	458,648		(170,701)		1,068,663	11,659,112	260,485		(86,370)	1,442,742
BlackRock Cash Funds: Institutional, SL Agency Shares	2,695,486	206,528	(b)	—		2,902,014	2,903,175	10,127	(c)	1,133	—
BlackRock Cash Funds: Treasury, SL Agency Shares	576,483	10,106,277	(b)	—		10,682,760	10,682,760	119,810		—	—
CoreAlpha Bond Master Portfolio	$1,274,579	$—		$(392,148	)(b)	$882,431	882,431	36,969		40,665	(79,699)
International Tilts Master Portfolio	$14,660,636	$5,635,757	(b)	$—		$20,296,393	20,296,393	544,318		529,626	4,066,673
iShares Developed Real Estate Index Fund — Class K	—	767,477		(273,228)		494,249	5,426,849	235,195		(540)	(113,832)
iShares Edge MSCI Multifactor International ETF(d)	122,251	1,146		(123,397)		—	—	65,356		329,556	(98,647)
iShares Edge MSCI Multifactor USA ETF(d)	127,245	374		(127,619)		—	—	43,921		737,511	(214,998)
iShares MSCI EAFE Small-Cap ETF	49,839	27,395		(2,443)		74,791	4,657,983	148,813		(6,827)	670,044
iShares TIPS Bond ETF	—	3,279		—		3,279	382,233	3,825		—	3,935
Master Total Return Portfolio	$—	$10	(b)	$—		$10	133	1		—	—

							$116,488,305	$2,384,817		$5,839,274	$12,879,004

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net of shares/investment value purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic 2050 Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	20	03/19/20	$3,119	$14,952
10-Year U.S. Treasury Note	1	03/20/20	128	(1,054)
E-Mini MSCI EAFE Index	58	03/20/20	5,906	146,412
Russell 2000 E-Mini Index	27	03/20/20	2,255	46,396

				$206,706

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	3,979,020	USD	3,001,799	Morgan Stanley & Co. International PLC	03/18/20	$63,222
EUR	145,003	USD	161,601	Bank of America N.A.	03/18/20	1,812
EUR	350,000	USD	390,485	Bank of America N.A.	03/18/20	3,954
EUR	4,981,172	USD	5,551,715	Bank of America N.A.	03/18/20	61,907

	Net unrealized appreciation					$130,895

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on future contracts(a)	$—	$—	$207,760	$—	$—	$—	$207,760
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	130,895	—	—	130,895

	$—	$—	$207,760	$130,895	$—	$—	$338,655

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on future contracts(a)	$—	$—	$—	$—	$1,054	$—	$1,054

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$681,542	$—	$(904)	$—	$680,638
Forward foreign currency exchange contracts	—	—	—	(333,486)	—	—	(333,486)

	$—	$—	$681,542	$(333,486)	$(904)	$—	$347,152

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$254,658	$—	$(1054)	$—	$253,604
Forward foreign currency exchange contracts	—	—	—	247,280	—	—	247,280

	$—	$—	$254,658	$247,280	$(1054)	$—	$500,884

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic 2050 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,623,154
Average notional value of contracts — short	$106,418
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,646,349
Average amounts sold — in USD	$11,052,887

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$30,489	$5,348
Forward foreign currency exchange contracts	130,895	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$161,384	$5,348
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(30,489)	(5,348)

Total derivative assets and liabilities subject to an MNA	$130,895	$—

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)
Bank of America N.A.	$67,673	$—	$—	$—	$67,673
Morgan Stanley & Co. International PLC	63,222	—	—	—	63,222

	$130,895	$—	$—	$—	$130,895

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies
Equity Funds	$21,743,944	$—	$—	$21,743,944
Fixed Income Funds	382,233	—	—	382,233
Short-Term Securities	13,585,935	—	—	13,585,935

Subtotal	$35,712,112	$—	$—	$35,712,112

Investments Valued at NAV(a)				80,776,193

Total Investments				$116,488,305

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$130,895	$—	$130,895
Interest rate contracts	207,760	—	—	207,760
Liabilities:
Interest rate contracts	(1,054)	—	—	(1,054)

	$206,706	$130,895	$—	$337,601

(a)

Certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	71

Schedule of Investments December 31, 2019	LifePath Dynamic 2060 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 99.8%

Equity Funds — 94.0%
Active Stock Master Portfolio	$2,237,253	$2,237,253
BlackRock Advantage Emerging Markets Fund — Class K	40,417	440,954
International Tilts Master Portfolio	$797,387	797,387
iShares Developed Real Estate Index Fund — Class K	17,965	197,252
iShares MSCI Canada ETF	3,747	111,998
iShares MSCI EAFE Small-Cap ETF	2,705	168,467
iShares Russell 2000 ETF	514	85,154

		4,038,465

Fixed Income Funds — 0.9%
CoreAlpha Bond Master Portfolio	$37,326	37,326
iShares TIPS Bond ETF	26	3,031
Master Total Return Portfolio	$10	133

		40,490

Security	Shares	Value

Short-Term Securities — 4.9%
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.55%(a)	211,018	$211,018

Total Affiliated Investment Companies — 99.8% (Cost — $3,903,909)		4,289,973

Other Assets Less Liabilities — 0.2%		8,519

Net Assets — 100.0%		$4,298,492

(a)	Annualized 7-day yield as of period end.

(b)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Lifepath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Lifepath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio	$953,734	$1,283,519	(b)	$—	$2,237,253	$2,237,253	$23,528	$93,189	$231,572
BlackRock Advantage Emerging Markets Fund — Class K	18,738	24,242		(2,563)	40,417	440,954	7,504	(1,399)	43,954
BlackRock Cash Funds: Treasury, SL Agency Shares	21,770	189,248	(b)	—	211,018	211,018	1,916	—	—
CoreAlpha Bond Master Portfolio	$24,059	$13,267	(b)	$—	$37,326	37,326	823	540	462
International Tilts Master Portfolio	$362,496	$434,891	(b)	$—	$797,387	797,387	13,962	13,223	102,756
iShares Developed Real Estate Index Fund — Class K	—	23,551		(5,586)	17,965	197,252	8,300	(56)	(4,652)
iShares Edge MSCI Multifactor International ETF(c)	2,725	224		(2,949)	—	—	1,431	(3,016)	8,076
iShares Edge MSCI Multifactor USA ETF(c)	3,935	190		(4,125)	—	—	1,314	10,900	3,892
iShares International Developed Real Estate ETF(c)	—	1,580		(1,580)	—	—	326	(412)	—
iShares MSCI Canada ETF	1,571	2,388		(212)	3,747	111,998	1,820	(829)	11,371
iShares MSCI EAFE Small-Cap ETF	1,115	1,649		(59)	2,705	168,467	4,680	(799)	20,025
iShares Russell 2000 ETF	266	352		(104)	514	85,154	796	(806)	12,034
iShares TIPS Bond ETF	—	26		—	26	3,031	10	—	11
iShares U.S. Real Estate ETF	—	750		(750)	—	—	—	(67)	—
Master Total Return Portfolio	$—	$10	(b)	$—	$10	133	1	—	—

						$4,289,973	$66,411	$110,468	$429,501

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/ investment value purchased (sold).
(c)	As of period end, the entity is no longer held by the LifePath Dynamic Master Portfolio.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini MSCI EAFE Index	2	03/20/20	$204	$5,423

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic 2060 Master Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,304	USD	1,738	Morgan Stanley & Co. International PLC	03/18/20	$37
EUR	168,461	USD	187,757	Bank of America N.A.	03/18/20	2,094
EUR	27,125	USD	30,231	Deutsche Bank AG	03/18/20	338
EUR	10,000	USD	11,157	Standard Chartered Bank	03/18/20	113

	Net unrealized appreciation					$2,582

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,423	$—	$—	$—	$5,423
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,582	—	—	2,582

	$—	$—	$5,423	$2,582	$—	$—	$8,005

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$6,390	$—	$—	$—	$6,390
Forward foreign currency exchange contracts	—	—	—	(8,706)	—	—	(8,706)

	$—	$—	$6,390	$(8,706)	$—	$—	$(2,316)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,423	$—	$—	$—	$5,423
Forward foreign currency exchange contracts	—	—		5,129	—	—	5,129

	$—	$—	$5,423	$5,129	$—	$—	$10,552

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts long	$122,725
Forward foreign currency exchange contracts:
Average USD amounts purchased	$83,091
Average USD amounts sold	$240,598

For more information about the LifePath Dynamic Master Portfolio’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) December 31, 2019	LifePath Dynamic 2060 Master Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,020	$—
Forward foreign currency exchange contracts	2,582	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,602	$—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,020)	—

Total derivative assets and liabilities subject to an MNA	$2,582	$—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)
Bank of America N.A.	$2,094	$—	$—	$—	$2,094
Deutsche Bank AG	338	—	—	—	338
Morgan Stanley & Co. International PLC	37	—	—	—	37
Standard Chartered Bank	113	—	—	—	113

	$2,582	$—	$—	$—	$2,582

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investments Companies
Equity Funds	$1,003,825	$—	$—	$1,003,825
Fixed Income Funds	3,031	—	—	3,031
Short-Term Securities	211,018	—	—	211,018

Subtotal	$1,217,874	$—	$—	$1,217,874

Investments Valued at NAV(a)				3,072,099

Total Investments				$4,289,973

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$2,582	$—	$2,582
Equity contracts	5,423	—	—	5,423

	$5,423	$2,582	$—	$8,005

(a)

Certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2019

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio

ASSETS
Investments at value — affiliated(a)(b)	$412,044,194	$350,549,840	$291,768,388	$116,488,305	$4,289,973
Cash	—	—	—	—	1,754
Cash pledged for futures contracts	1,242,000	1,375,000	1,357,000	441,000	10,000
Foreign currency at value(c)	674,431	846,310	845,078	325,765	94
Receivables:
Investments sold	2,918,608	4,496,042	1,890,666	537,611	24,036
Securities lending income — affiliated	869	1,008	1,663	1,095	—
Contributions from investors	—	—	—	—	3,820
Dividends — affiliated	49,579	32,699	24,933	13,083	283
Variation margin on futures contracts	99,089	110,190	105,841	30,489	1,020
Unrealized appreciation on forward foreign currency exchange contracts	304,764	320,641	299,947	130,895	2,582
Prepaid expenses	—	—	—	—	4,014

Total assets	417,333,534	357,731,730	296,293,516	117,968,243	4,337,576

LIABILITIES
Cash collateral on securities loaned at value	253,000	1,084,850	3,671,599	2,903,175	—
Payables:
Investments purchased	4,912,948	4,053,469	1,319,883	251,620	21,372
Investment advisory fees	23,809	21,286	17,119	3,900	308
Trustees’ fees	4,674	3,301	3,061	2,476	2,101
Professional fees	29,176	15,898	15,865	15,491	15,303
Variation margin on futures contracts	10,181	10,211	13,834	5,348	—
Withdrawals to investors	3,578,186	1,701,113	1,762,152	952,725	—

Total liabilities	8,811,974	6,890,128	6,803,513	4,134,735	39,084

NET ASSETS	$408,521,560	$350,841,602	$289,490,003	$113,833,508	$4,298,492

NET ASSETS CONSIST OF
Investors’ capital	$314,828,042	$320,067,772	$244,821,745	$87,673,683	$3,904,410
Net unrealized appreciation	93,693,518	30,773,830	44,668,258	26,159,825	394,082

NET ASSETS	$408,521,560	$350,841,602	$289,490,003	$113,833,508	$4,298,492

(a) Investments at cost — affiliated	$318,350,676	$320,913,529	$248,170,295	$90,671,865	$3,903,909
(b) Securities loaned at value	$249,120	$1,061,914	$3,615,291	$2,858,652	$—
(c) Foreign currency at cost	$660,842	$831,765	$830,836	$320,500	$93
See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Operations

Year Ended December 31, 2019

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$1,619,756	$2,361,207	$2,269,323	$877,405	$28,097
Dividends — unaffiliated	5,185	302,704	394,168	165,499	5,933
Securities lending income — affiliated — net	5,929	19,704	20,633	10,127	—
Foreign taxes withheld	(1,619)	(26,447)	(36,783)	(15,514)	(416)
Net investment income allocated from the applicable Underlying Master Portfolios:
Interest — affiliated	2,492,423	2,942,573	1,001,277	174,709	4,357
Dividends — affiliated	977,447	3,504,011	3,545,188	1,484,465	38,207
Expenses	(350,361)	(841,088)	(713,407)	(282,324)	(7,371)
Fees waived	106,814	318,622	298,160	120,435	3,121

Total investment income	4,855,574	8,581,286	6,778,559	2,534,802	71,928

EXPENSES
Investment advisory	553,328	1,168,697	953,787	363,240	9,553
Professional	15,584	16,174	16,001	15,577	15,305
Trustees	12,545	15,627	14,688	12,186	10,726

Total expenses	581,457	1,200,498	984,476	391,003	35,584
Less fees waived and/or reimbursed by the Manager	(509,041)	(1,042,766)	(856,273)	(343,308)	(34,286)

Total expenses after fees waived and/or reimbursed	72,416	157,732	128,203	47,695	1,298

Net investment income	4,783,158	8,423,554	6,650,356	2,487,107	70,630

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Allocation from the applicable Underlying Master Portfolios from investments, futures, forward foreign currency exchange contracts and foreign currency transactions	5,786,002	15,845,325	13,457,814	4,864,811	106,952
Futures contracts	1,693,396	3,913,468	3,471,019	680,638	6,390
Forward foreign currency exchange contracts	(436,137)	(1,093,641)	(911,714)	(333,486)	(8,706)
Foreign currency transactions	6,361	29,793	3,897	(3,925)	(231)
Investments — unaffiliated	154,848	3,457,207	4,650,851	2,057,647	44,005
Investments — affiliated	121,180	1,087,021	1,901,698	974,463	3,516
Payment from affiliate(a)	—	—	—	—	2,603

	7,325,650	23,239,173	22,573,565	8,240,148	154,529

Net change in unrealized appreciation (depreciation) on:
Allocation from the applicable Underlying Master Portfolios from investments, futures, forward foreign currency exchange contracts and foreign currency transactions	8,943,683	27,639,052	26,474,196	11,189,760	334,790
Futures contracts	1,162,142	1,665,457	1,413,297	253,604	5,423
Forward foreign currency exchange contracts	401,980	658,514	604,664	247,280	5,129
Foreign currency translations	13,502	6,283	15,076	3,827	(32)
Investments — unaffiliated	15,522	559,043	782,061	284,559	10,765
Investments — affiliated	1,638,409	4,982,016	4,254,545	1,689,244	94,711

	12,175,238	35,510,365	33,543,839	13,668,274	450,786

Net realized and unrealized gain	19,500,888	58,749,538	56,117,404	21,908,422	605,315

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,284,046	$67,173,092	$62,767,760	$24,395,529	$675,945

(a)	Includes a payment by an affiliate of $2,603 to compensate for a trade operating event.

See notes to financial statements.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	LifePath Dynamic Retirement Master Portfolio		LifePath Dynamic 2030 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,783,158	$3,306,592	$8,423,554	$8,727,235
Net realized gain	7,325,650	3,307,624	23,239,173	19,220,681
Net change in unrealized appreciation (depreciation)	12,175,238	(9,881,188)	35,510,365	(44,083,828)

Net increase (decrease) in net assets resulting from operations	24,284,046	(3,266,972)	67,173,092	(16,135,912)

CAPITAL TRANSACTIONS
Proceeds from contributions	326,183,915	45,501,676	70,186,697	45,262,945
Value of withdrawals	(49,589,761)	(73,015,545)	(93,945,766)	(118,606,130)

Net increase (decrease) in net assets derived from capital transactions	276,594,154	(27,513,869)	(23,759,069)	(73,343,185)

NET ASSETS
Total increase (decrease) in net assets	300,878,200	(30,780,841)	43,414,023	(89,479,097)
Beginning of year	107,643,360	138,424,201	307,427,579	396,906,676

End of year	$408,521,560	$107,643,360	$350,841,602	$307,427,579

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets  (continued)

	LifePath Dynamic 2040 Master Portfolio		LifePath Dynamic 2050 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,650,356	$6,646,019	$2,487,107	$2,179,736
Net realized gain	22,573,565	17,885,406	8,240,148	6,553,196
Net change in unrealized appreciation (depreciation)	33,543,839	(43,539,079)	13,668,274	(16,390,777)

Net increase (decrease) in net assets resulting from operations	62,767,760	(19,007,654)	24,395,529	(7,657,845)

CAPITAL TRANSACTIONS
Proceeds from contributions	49,917,186	40,965,197	30,739,999	20,024,006
Value of withdrawals	(73,367,892)	(90,655,654)	(30,540,395)	(44,881,949)

Net increase (decrease) in net assets derived from capital transactions	(23,450,706)	(49,690,457)	199,604	(24,857,943)

NET ASSETS
Total increase (decrease) in net assets	39,317,054	(68,698,111)	24,595,133	(32,515,788)
Beginning of year	250,172,949	318,871,060	89,238,375	121,754,163

End of year	$289,490,003	$250,172,949	$113,833,508	$89,238,375

See notes to financial statements.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	LifePath Dynamic 2060 Master Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$70,630	$48,027
Net realized gain	154,529	7,257
Net change in unrealized appreciation (depreciation)	450,786	(247,964)

Net increase (decrease) in net assets resulting from operations	675,945	(192,680)

CAPITAL TRANSACTIONS
Proceeds from contributions	1,856,825	139,290
Value of withdrawals	(361,963)	(81,792)

Net increase in net assets derived from capital transactions	1,494,862	57,498

NET ASSETS
Total increase (decrease) in net assets	2,170,807	(135,182)
Beginning of year	2,127,685	2,262,867

End of year	$4,298,492	$2,127,685

See notes to financial statements.

FINANCIAL STATEMENTS	79

Financial Highlights

	LifePath Dynamic Retirement Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	17.32%	(3.35)%	12.06%	6.28%	(1.02)%

Ratios to Average Net Assets(a)
Total expenses	0.52%	0.54%	0.54%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed	0.20%	0.22%	0.21%	0.23%	0.26%

Net investment income	3.03%	2.65%	2.05%	2.06%	1.88%

Supplemental Data
Net assets, end of year (000)	$408,522	$107,643	$138,424	$155,750	$254,167

Portfolio turnover rate(b)	35%	38%	6%	37%	21%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2015 — 2019
CoreAlpha Bond Master Portfolio	2015 — 2019
International Tilts Master Portfolio	2015 — 2019

Range of Periods
Large Cap Index Master Portfolio	2015
Master Small Cap Index Series	2015 — 2018
Master Total Return Portfolio	2016 — 2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.07%	0.05%	0.06%	0.04%	0.03%
Investments in underlying funds	0.08%	0.09%	0.12%	0.10%	0.09%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2015 — 2019
BlackRock Cash Funds: Prime	2015
BlackRock Cash Funds: Treasury	2016 — 2019
BlackRock Commodity Strategies Fund	2015 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund	2015 — 2019
BlackRock Tactical Opportunities Fund	2016 — 2019
iShares exchange-traded funds	2015 — 2019
iShares Developed Real Estate Index Fund	2019

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	LifePath Dynamic 2030 Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	22.50%	(5.15)%	18.08%	7.61%	(1.55)%

Ratios to Average Net Assets(a)
Total expenses	0.52%	0.52%	0.50%	0.52%	0.52%

Total expenses after fees waived and/or reimbursed	0.20%	0.21%	0.20%	0.21%	0.21%

Net investment income	2.52%	2.40%	2.04%	2.11%	1.93%

Supplemental Data
Net assets, end of year (000)	$350,842	$307,428	$396,907	$448,317	$543,847

Portfolio turnover rate(b)	32%	29%	21%	61%	21%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2015 — 2019
CoreAlpha Bond Master Portfolio	2015 — 2019
International Tilts Master Portfolio	2015 — 2019

Range of Periods
Large Cap Index Master Portfolio	2015 — 2015
Master Small Cap Index Series	2015 — 2018
Master Total Return Portfolio	2016 — 2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.10%	0.08%	0.08%	0.06%	0.05%
Investments in underlying funds	0.10%	0.11%	0.14%	0.12%	0.14%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2015 — 2019
BlackRock Cash Funds: Prime	2015
BlackRock Cash Funds: Treasury	2016 — 2019
BlackRock Commodity Strategies Fund	2015 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund	2015 — 2019
BlackRock Tactical Opportunities Fund	2016 — 2019
iShares exchange-traded funds	2015 — 2019
iShares Developed Real Estate Index Fund	2019

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

	LifePath Dynamic 2040 Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	26.15%	(7.16)%	21.86%	8.35%	(1.79)%

Ratios to Average Net Assets(a)
Total expenses	0.51%	0.51%	0.50%	0.50%	0.50%

Total expenses after fees waived and/or reimbursed	0.20%	0.20%	0.19%	0.19%	0.18%

Net investment income	2.44%	2.25%	1.99%	2.13%	1.94%

Supplemental Data
Net assets, end of year (000)	$289,490	$250,173	$318,871	$361,343	$425,956

Portfolio turnover rate(b)	35%	39%	30%	77%	19%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2015 — 2019
CoreAlpha Bond Master Portfolio	2015 — 2019
International Tilts Master Portfolio	2015 — 2019

Range of Periods
Large Cap Index Master Portfolio	2015
Master Small Cap Index Series	2015 — 2018
Master Total Return Portfolio	2015 — 2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.11%	0.09%	0.10%	0.07%	0.06%
Investments in underlying funds	0.12%	0.13%	0.16%	0.14%	0.17%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2015 — 2019
BlackRock Cash Funds: Prime	2015
BlackRock Cash Funds: Treasury	2016 — 2019
BlackRock Commodity Strategies Fund	2015 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund	2015 — 2019
BlackRock Tactical Opportunities Fund	2016 — 2019
iShares exchange-traded funds	2015 — 2019
iShares Developed Real Estate Index Fund	2019

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	LifePath Dynamic 2050 Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	26.82%	(7.95)%	23.28%	8.57%	(1.96)%

Ratios to Average Net Assets(a)
Total expenses	0.53%	0.53%	0.51%	0.51%	0.51%

Total expenses after fees waived and/or reimbursed	0.20%	0.20%	0.18%	0.19%	0.17%

Net investment income	2.39%	2.05%	2.02%	2.09%	1.94%

Supplemental Data
Net assets, end of year (000)	$113,834	$89,238	$121,754	$116,568	$114,904

Portfolio turnover rate(b)	42%	43%	35%	70%	36%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2015 — 2019
CoreAlpha Bond Master Portfolio	2015 — 2019
International Tilts Master Portfolio	2015 — 2019

Range of Periods
Large Cap Index Master Portfolio	2015
Master Small Cap Index Series	2015 — 2018
Master Total Return Portfolio	2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.12%	0.09%	0.09%	0.07%	0.07%
Investments in underlying funds	0.12%	0.12%	0.16%	0.19%	0.17%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2015 — 2019
BlackRock Cash Funds: Prime	2015
BlackRock Cash Funds: Treasury	2016 — 2019
BlackRock Commodity Strategies Fund	2015 — 2018

Range of Periods
BlackRock Advantage Emerging Markets Fund	2015 — 2019
BlackRock Tactical Opportunities Fund	2016 — 2019
iShares exchange-traded funds	2015 — 2019
iShares Developed Real Estate Index Fund	2019

(b) Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

	LifePath Dynamic 2060 Master Portfolio

	Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
	2019		2018

Total Return
Total return	26.91	%(b)	(8.32)%	11.93	%(c)

Ratios to Average Net Assets(d)
Total expenses	1.46%		1.62%	1.54	%(e)(f)

Total expenses after fees waived and/or reimbursed	0.20%		0.19%	0.20	%(e)

Net investment income	2.58%		2.11%	2.27	%(e)

Supplemental Data
Net assets, end of period (000)	$4,298		$2,128	$2,263

Portfolio turnover rate(g)	44%		58%	35%

(a)	Commencement of operations.
(b)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.80%.
(c)	Aggregate total return.
(d)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2017 — 2019
CoreAlpha Bond Master Portfolio	2017 — 2019

Range of Periods
International Tilts Master Portfolio	2017 — 2019
Master Total Return Portfolio	2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
	2019	2018
Allocated fees waived	0.11%	0.08%	0.09%
Investments in underlying funds	0.13%	0.14%	0.23%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Treasury	2017 — 2019
BlackRock Commodity Strategies Fund	2017 — 2019

Range of Periods
BlackRock Advantage Emerging Markets Fund	2017 — 2019
iShares exchange-traded funds	2017 — 2019

(e)	Annualized.
(f)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.00%.
(g)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio and LifePath® Dynamic 2060 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). Each LifePath Dynamic Master Portfolio is classified as diversified.

As of period end, the investment of LifePath Dynamic Retirement Master Portfolio, LifePath Dynamic 2030 Master Portfolio, LifePath Dynamic 2040 Master Portfolio, LifePath Dynamic 2050 Master Portfolio and LifePath Dynamic 2060 Master Portfolio in Active Stock Master Portfolio represented 22.2%, 35.8%, 47.1%, 52.4% and 52.0%, respectively, of net assets. The investment of LifePath Dynamic Retirement Master Portfolio, LifePath Dynamic 2030 Master Portfolio, LifePath Dynamic 2040 Master Portfolio, LifePath Dynamic 2050 Master Portfolio and LifePath Dynamic 2060 Master Portfolio in CoreAlpha Bond Master Portfolio represented 39.3%, 20.7%, 6.5%, 0.8% and 0.9%, respectively, of net assets. As such, financial statements of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective LifePath Dynamic Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The LifePath Dynamic Master Portfolios will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the LifePath Dynamic Master Portfolios. The LifePath Dynamic Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Dynamic Master Portfolio’s investment in each of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that LifePath Dynamic Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of period end, the LifePath Dynamic Master Portfolios held interests in Underlying Master Portfolios as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Total Return Portfolio
LifePath Dynamic Retirement Master Portfolio	17.9%	8.3%	11.4%	0.19%
LifePath Dynamic 2030 Master Portfolio	24.7	3.7	21.2	0.08
LifePath Dynamic 2040 Master Portfolio	26.9	1.0	24.7	0.02
LifePath Dynamic 2050 Master Portfolio	11.8	0.0	11.5	0.0
LifePath Dynamic 2060 Master Portfolio	0.4	0.0	0.5	0.0

The LifePath Dynamic Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 12-13, 2019, the Board of Trustees of MIP (the “Board”) approved a proposal pursuant to which each “feeder” fund will cease to invest in its corresponding LifePath Dynamic Master Portfolio as part of a “master-feeder” structure and instead each “feeder” fund will operate as a stand-alone fund. These changes are expected to be effective on or about March 9, 2020.

Reorganization: The Board of Trustees of MIP approved the reorganization of LifePath Dynamic 2020 Master Portfolio (the “Target Master Portfolio”) into LifePath Dynamic Retirement Master Portfolio. As a result, the LifePath Dynamic Retirement Master Portfolio acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Master Portfolio in exchange for an equal aggregate value of newly-issued interests of the LifePath Dynamic Retirement Master Portfolio.

On November 18, 2019, all of the portfolio securities previously held by the Target Master Portfolio were subsequently contributed to the LifePath Dynamic Retirement Master Portfolio in exchange for an investment in LifePath Dynamic Retirement Master Portfolio.

For financial reporting purposes, assets received by LifePath Dynamic Retirement Master Portfolio were recorded at fair value. However, the cost basis of the investments received from the Target Master Portfolio was carried forward to align ongoing reporting of the LifePath Dynamic Retirement Master Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders of BlackRock LifePath Dynamic Retirement Fund for tax purposes.

The Target Master Portfolio’s net assets and composition of net assets on November 15, 2019, the valuation date of the reorganization were as follows:

Target Master Portfolio
Net assets	$255,409,896
Investors’ Capital	201,044,365
Net Unrealized Appreciation	54,365,531

The net assets of LifePath Dynamic Retirement Master Portfolio before the reorganization were $147,936,865. The aggregate net assets of LifePath Dynamic Retirement Master Portfolio immediately after the reorganization amounted to $403,346,761. The Target Master Portfolio’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Target Master Portfolio	Fair Value of Investments	Cost of Investments
LifePath Dynamic 2020 Master Portfolio	$231,779,407	$177,413,876

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

The purpose of these transactions was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 18, 2019.

Assuming the reorganization had been completed on January 1, 2019, the beginning of the fiscal reporting period of the LifePath Dynamic Retirement Master Portfolio, the pro forma results of operations for the year ended December 31, 2019, are as follows:

•	Net investment income: $9,865,049

•	Net realized and change in unrealized gain on investments: $46,792,653

•	Net increase in net assets resulting from operations: $56,657,702

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in LifePath Dynamic Retirement Master Portfolio’s Statements of Operations since November 18, 2019.

Reorganization costs incurred by LifePath Dynamic Retirement Master Portfolio in connection with the reorganization were expensed by LifePath Dynamic Retirement Master Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Dynamic Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Dynamic Master Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Each LifePath Dynamic Master Portfolio records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each LifePath Dynamic Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each LifePath Dynamic Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each LifePath Dynamic Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a LifePath Dynamic Master Portfolio enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a LifePath Dynamic Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the LifePath Dynamic Master Portfolios may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, a LifePath Dynamic Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Dynamic Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Dynamic Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Dynamic Master Portfolio are charged to that LifePath Dynamic Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The LifePath Dynamic Master Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the LifePath Dynamic Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Dynamic Master

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each LifePath Dynamic Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the LifePath Dynamic Master Portfolios’ net assets. Each business day, the LifePath Dynamic Master Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Dynamic Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each LifePath Dynamic Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the LifePath Dynamic Master Portfolios were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain LifePath Dynamic Master Portfolios may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Dynamic Master Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each LifePath Dynamic Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Dynamic Master Portfolio and any additional required collateral is delivered to the LifePath Dynamic Master Portfolio, or excess collateral returned by the LifePath Dynamic Master Portfolio, on the next business day. During the term of the loan, the LifePath Dynamic Master Portfolios are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the LifePath Dynamic Master Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Dynamic Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Dynamic Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a LifePath Dynamic Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the LifePath Dynamic Master Portfolios’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
LifePath Dynamic Retirement Master Portfolio
Morgan Stanley & Co. LLC	$180,612	$(180,612)	$—
Scotia Capital (USA), Inc.	68,508	(68,508)	—

	$249,120	$(249,120)	$—

LifePath Dynamic 2030 Master Portfolio
Bank of America N.A.	$862,618	$(862,618)	$—
Scotia Capital (USA), Inc.	105,876	(105,876)	—
Virtu Americas, LLC	37,368	(37,368)	—
Wells Fargo Securities, LLC	56,052	(56,052)	—

	$1,061,914	$(1,061,914)	$—

LifePath Dynamic 2040 Master Portfolio
Bank of America N.A.	$3,615,291	$(3,615,291)	$—

LifePath Dynamic 2050 Master Portfolio
Bank of America N.A.	$2,858,652	$(2,858,652)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each LifePath Dynamic Master Portfolio is disclosed in the LifePath Dynamic Master Portfolio‘s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Dynamic Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Dynamic Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the LifePath Dynamic Master Portfolios.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The LifePath Dynamic Master Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the LifePath Dynamic Master Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the LifePath Dynamic Master Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the LifePath Dynamic Master Portfolios are required to deposit initial

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the LifePath Dynamic Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the LifePath Dynamic Master Portfolios are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the LifePath Dynamic Master Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each LifePath Dynamic Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each LifePath Dynamic Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the LifePath Dynamic Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the LifePath Dynamic Master Portfolios and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the LifePath Dynamic Master Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the LifePath Dynamic Master Portfolios. Any additional required collateral is delivered to/pledged by the LifePath Dynamic Master Portfolios on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A LifePath Dynamic Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the LifePath Dynamic Master Portfolios from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the LifePath Dynamic Master Portfolios have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the LifePath Dynamic Master Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Dynamic Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Dynamic Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Dynamic Master Portfolio.

For such services, each LifePath Dynamic Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each LifePath Dynamic Master Portfolio’s net assets.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

With respect to each LifePath Dynamic Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of each LifePath Dynamic Master Portfolio for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each LifePath Dynamic Master Portfolio to the Manager.

Administration: MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the LifePath Dynamic Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Dynamic Master Portfolios. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administrative services to the LifePath Dynamic Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the LifePath Dynamic Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Dynamic Master Portfolios.

Expense Limitations and Waivers: BFA, with respect to each LifePath Dynamic Master Portfolio, has contractually agreed to waive 0.30% of its investment advisory fees through April 30, 2020 for each LifePath Dynamic Master Portfolio other than the LifePath Dynamic Retirement Master Portfolio (for which the contractual waiver is in effect through April 30, 2021). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived and/or reimbursed were as follows:

Amounts Waived
LifePath Dynamic Retirement Master Portfolio	$474,281
LifePath Dynamic 2030 Master Portfolio	1,001,741
LifePath Dynamic 2040 Master Portfolio	817,531
LifePath Dynamic 2050 Master Portfolio	311,349
LifePath Dynamic 2060 Master Portfolio	8,188

With respect to each LifePath Dynamic Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each LifePath Dynamic Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each LifePath Dynamic Master Portfolio’s investments in other affiliated investment companies, if any. For the year ended December 31, 2019, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic Retirement Master Portfolio	$6,631
LifePath Dynamic 2030 Master Portfolio	9,224
LifePath Dynamic 2040 Master Portfolio	8,053
LifePath Dynamic 2050 Master Portfolio	4,196
LifePath Dynamic 2060 Master Portfolio	67

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Dynamic Master Portfolios. BAL and BFA have contractually agreed to reimburse the LifePath Dynamic Master Portfolios or provide an offsetting credit against the investment advisory fees paid by the LifePath Dynamic Master Portfolios in an amount equal to these independent expenses through April 30, 2029 for each LifePath Dynamic Master Portfolio other than the LifePath Dynamic Retirement Master Portfolio (for which the contractual arrangement is in effect through April 30, 2030). If the LifePath Dynamic Master Portfolios do not pay administration fees, BAL and BFA agree to cap the expenses of each LifePath Dynamic Master Portfolio at the rate at which it pays an investment advisory fee to BFA. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic Retirement Master Portfolio	$28,129
LifePath Dynamic 2030 Master Portfolio	31,801
LifePath Dynamic 2040 Master Portfolio	30,689
LifePath Dynamic 2050 Master Portfolio	27,763
LifePath Dynamic 2060 Master Portfolio	26,031

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the LifePath Dynamic Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Dynamic Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Dynamic Master Portfolios bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90-day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Dynamic Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each LifePath Dynamic Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each LifePath Dynamic Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each LifePath Dynamic Master Portfolio is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2019, each LifePath Dynamic Master Portfolio paid BTC the following amounts for securities lending agent services:

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio
Amount	$1,226	$3,725	$3,831	$1,869	$—

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each LifePath Dynamic Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Dynamic Master Portfolio’s investment policies and restrictions. Each LifePath Dynamic Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the LifePath Dynamic Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Each LifePath Dynamic Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

Other Transactions: During the year ended December 31, 2019, LifePath Dynamic 2060 Master Portfolio received a reimbursement of $2,603 from an affiliate, which is included in payment from affiliate in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios, and excluding short-term securities, were as follows:

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio
Purchases	$73,117,367	$102,261,929	$91,765,479	$40,570,243	$2,481,827
Sales	53,596,780	144,068,770	126,405,271	47,416,345	1,161,812

8.	INCOME TAX INFORMATION

Each LifePath Dynamic Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the LifePath Dynamic Master Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Dynamic Master Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the LifePath Dynamic Master Portfolios’ assets will be managed so an investor in the LifePath Dynamic Master Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Dynamic Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Dynamic Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019 except for LifePath Dynamic 2060 Master Portfolio, which remains open for the period ended December 31, 2017 through the year ended December 31, 2019. The statutes of limitations on each LifePath Dynamic Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the LifePath Dynamic Master Portfolios as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Dynamic Master Portfolios’ financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio
Tax cost	$319,362,495	$318,785,567	$246,561,954	$97,716,908	$3,921,373

Gross unrealized appreciation	$93,108,010	$46,435,224	$49,989,188	$18,901,265	$373,247
Gross unrealized depreciation	(409,116)	(14,639,425)	(4,742,512)	(114,887)	(4,653)

Net unrealized appreciation	$92,698,894	$31,795,799	$45,246,676	$18,786,378	$368,594

9.	BANK BORROWINGS

MIP, on behalf of the LifePath Dynamic Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the LifePath Dynamic Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the LifePath Dynamic Master Portfolios, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the LifePath Dynamic Master Portfolios did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain LifePath Dynamic Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each LifePath Dynamic Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each LifePath Dynamic Master Portfolio’s prospectus provides details of the risks to which each LifePath Dynamic Master Portfolio is subject.

The LifePath Dynamic Master Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A LifePath Dynamic Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that a LifePath Dynamic Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A LifePath Dynamic Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each LifePath Dynamic Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a LifePath Dynamic Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a LifePath Dynamic Master Portfolio invests.

Counterparty Credit Risk: The LifePath Dynamic Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The LifePath Dynamic Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Dynamic Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Dynamic Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Dynamic Master Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A LifePath Dynamic Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such LifePath Dynamic Master Portfolio.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the LifePath Dynamic Master Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a LifePath Dynamic Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the LifePath Dynamic Master Portfolios.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Dynamic Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	93

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of

Master Investment Portfolio and Investors of LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio and LifePath® Dynamic 2060 Master Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio and LifePath® Dynamic 2060 Master Portfolio (five of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, administrator of the Master Portfolios, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds III, on behalf of BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2050 Fund and BlackRock LifePath® Dynamic 2060 Fund, and MIP, on behalf of LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio, and LifePath® Dynamic 2060 Master Portfolio, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the Program’s liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	95

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust/MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust/MIP.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	99

Additional Information

General Information

Householding

The LifePath Dynamic Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Dynamic Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Dynamic Funds/LifePath Dynamic Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The LifePath Dynamic Funds’/LifePath Dynamic Master Portfolios’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The LifePath Dynamic Funds’/LifePath Dynamic Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Dynamic Funds/LifePath Dynamic Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Dynamic Funds/LifePath Dynamic Master Portfolios voted proxies relating to securities held in the LifePath Dynamic Funds’/LifePath Dynamic Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

EUR	Euro

USD	United States Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard and Poor’s

ADDITIONAL INFORMATION	101

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a LifePath Dynamic Fund unless preceded or accompanied by the LifePath Dynamic Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LifePath-12/19-AR

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds III

•	BlackRock LifePath® Dynamic 2025 Fund
•	BlackRock LifePath® Dynamic 2035 Fund
•	BlackRock LifePath® Dynamic 2045 Fund
•	BlackRock LifePath® Dynamic 2055 Fund
•	BlackRock LifePath® Dynamic 2065 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Funds with target dates of 2025, 2035, 2045, 2055 and 2065 (together, the “LifePath Dynamic Funds”) invest in their respective LifePath® Dynamic Master Portfolio.

For the 12-month period ended December 31, 2019, the LifePath Dynamic Funds with target dates of 2025 and 2035 outperformed their respective custom benchmarks with the exception of LifePath Dynamic 2025 Fund’s Investor C and Class R Shares, which underperformed, and LifePath Dynamic 2035 Fund’s Investor C Shares, which underperformed, and Class R Shares, which performed in line. For the same period, the Class K Shares of the LifePath Dynamic 2045 Fund outperformed its respective custom benchmark, while Institutional Shares, performed in line, and Investor A and Class R Shares, underperformed. The LifePath Dynamic 2055 Fund underperformed its respective custom benchmark for the same period, while the LifePath Dynamic 2065 Fund underperformed its respective custom benchmark for the period since inception (October 30, 2019) through December 31, 2019. The returns for the LifePath Dynamic Funds include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

BlackRock Advantage Emerging Markets Fund (an equity strategy) and BlackRock Tactical Opportunities Fund (a global tactical asset allocation strategy) detracted from the LifePath Dynamic Funds’ returns as they lagged their respective benchmarks. In terms of macro themes, active currency positioning weighed on returns over the period, and an underweight to U.S. 10- and 30-year bond futures also modestly detracted.

At an investment strategy level, underlying actively managed strategies were generally the largest positive contributors to active returns, while macro themes also contributed in the nearer-dated vintages. Specifically, CoreAlpha Bond Master Portfolio (a domestic fixed-income strategy), Active Stock Master Portfolio (a diversified equity strategy) and active real estate strategies contributed to returns. With regard to the LifePath Dynamic Funds’ macro themes, an overweight to U.S. equities was the largest contributor to returns for the period.

As part of their investment strategy, the LifePath Dynamic Funds may use derivatives to achieve exposure to a market or to manage risk. At times during the period, the LifePath Dynamic Funds had elevated cash positions that were primarily due to collateral posted against these derivatives. The LifePath Dynamic Funds’ cash balances had no material impact on their respective performance.

Describe recent portfolio activity.

Each LifePath Dynamic Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Dynamic Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon.

The LifePath Dynamic Funds entered the period with tactical overweights to U.S. and Japanese equities as expressions of the investment adviser’s macro theme of Global Reflation. As markets rebounded strongly from December 2018 lows, the investment adviser reduced holdings in some of the domestic exposure and all the Japanese exposure. Concurrently, the investment adviser introduced an overweight to far-dated U.S. bonds (via 30-year bond futures) as part of a new theme called U.S. Macro Moderation. This exposure was maintained through the first three quarters of 2019, based on the investment adviser’s belief that the U.S. economy was in a state of relative moderation with limited risk of overheating or falling into deep recession.

As pricing moved in line with expectations, the LifePath Dynamic Funds’ overweight to far-dated U.S. bonds was removed early in the fourth quarter of 2019. The LifePath Dynamic Funds maintained an overweight to U.S. equities throughout the period and introduced underweights to U.S. 10-year and U.S. 30-year bond futures in April and May 2019, respectively, as expressions of Global Reflation. This fixed-income positioning reflected the investment adviser’s view that despite the notable slowing in global activity data and dovish shift in global central bank tones, price levels for U.S. bonds had risen to levels inconsistent with fundamentals. These three positions were maintained for the rest of the period, although they were trimmed in the fourth quarter. The LifePath Dynamic Funds entered the period with an overweight to the euro, which was increased near the middle of the period, before being modestly trimmed in the latter half of the period as pricing moved in line with expectations. September’s European Central Bank (“ECB”) policy meeting gave the investment adviser increased conviction that the ECB was reaching the limits of both its willingness and its ability to proactively ease policy. Even as challenges to financial stability linger, the investment adviser expects trends in growth, inflation and policy between the Eurozone and the United States to converge over the coming months, and as such expect this to be supportive of a euro overweight position. The LifePath Dynamic Funds closed an overweight to the Australian dollar toward the middle of the period. With an escalation in global trade tensions weighing on the export-oriented economy, expectations of a rate cut from the Reserve Bank of Australia increased, leaving the theme with limited upside potential.

Describe portfolio positioning at period end.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic Funds

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that it invests a greater percentage of its assets in fixed-income funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may adjust the allocation to equity and fixed-income in each LifePath Dynamic Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the LifePath Dynamic Fund or achieve its investment objective.

FUND SUMMARY	5

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath Dynamic 2025 Fund (“LifePath® Dynamic 2025 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2025 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
06/30/10 to 12/31/10	28.5%	4.4%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.9%	2.6%
01/01/11 to 12/31/11	29.8	4.6	N/A	4.8	18.9	15.2%	1.4%	3.5	20.3	1.5
01/01/12 to 12/31/12	31.9	5.0	1.0%	4.7	18.2	35.9	3.3	N/A	N/A	N/A
01/01/13 to 12/31/13	33.7	5.2	3.8	4.3	17.1	32.6	3.3	N/A	N/A	N/A
01/01/14 to 12/31/14	34.3	5.3	3.8	4.5	17.3	31.5	3.3	N/A	N/A	N/A
01/01/15 to 12/31/15	31.0	5.0	3.8	5.3	18.8	33.1	3.0	N/A	N/A	N/A
01/01/16 to 12/31/16	32.4	5.2	3.8	5.2	18.5	31.9	2.9	N/A	N/A	N/A
01/01/17 to 12/31/17	34.9	5.7	3.8	4.7	18.0	29.8	3.1	N/A	N/A	N/A
01/01/18 to 12/31/18	36.5	5.9	N/A	4.5	19.3	30.7	3.1	N/A	N/A	N/A
01/01/19 to 12/31/19	38.1	7.1	N/A	2.5	19.5	29.8	3.0	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 15 for descriptions of the indexes.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic 2025 Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.64%	19.46%	N/A	6.61%	N/A	8.35%	N/A
Investor A	5.55	19.16	12.90%	6.36	5.22%	8.08	7.47%
Investor C	5.05	18.25	17.25	5.53	5.53	7.25	7.25
Class K	5.73	19.72	N/A	6.87	N/A	8.58	N/A
Class R	5.34	18.91	N/A	6.14	N/A	7.83	N/A
LifePath® Dynamic 2025 Fund Custom Benchmark	6.09	19.02	N/A	6.36	N/A	8.31	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.05	N/A	3.38	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	2.62	N/A	3.07	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	5.56	N/A	9.37	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	5.71	N/A	6.71	N/A
Russell 1000® Index	10.59	31.43	N/A	11.48	N/A	15.10	N/A
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	12.71	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective November 7, 2016, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

(c)	The LifePath Dynamic Fund commenced operations on June 30, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2035 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
06/30/10 to 12/31/10	16.6%	2.2%	N/A	6.8%	22.7%	N/A	N/A	6.4%	42.5%	2.8%
01/01/11 to 12/31/11	17.8	2.3	N/A	7.0	22.8	18.6%	1.2%	3.9	24.7	1.7
01/01/12 to 12/31/12	20.3	2.6	1.0%	7.2	21.1	44.1	2.7	N/A	N/A	N/A
01/01/13 to 12/31/13	22.1	2.9	3.9	6.9	21.3	40.3	2.6	N/A	N/A	N/A
01/01/14 to 12/31/14	21.4	2.8	3.9	7.6	22.2	39.6	2.5	N/A	N/A	N/A
01/01/15 to 12/31/15	13.2	1.9	3.9	9.8	25.4	43.6	2.2	N/A	N/A	N/A
01/01/16 to 12/31/16	14.7	2.2	3.9	9.9	25.1	42.1	2.1	N/A	N/A	N/A
01/01/17 to 12/31/17	17.1	2.5	4.0	10.0	24.6	40.1	1.7	N/A	N/A	N/A
01/01/18 to 12/31/18	18.4	2.7	N/A	10.3	25.5	41.3	1.8	N/A	N/A	N/A
01/01/19 to 12/31/19	17.1	4.6	N/A	3.7	30.4	41.8	2.4	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 15 for descriptions of the indexes.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic 2035 Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.31%	23.66%	N/A	7.81%	N/A	9.69%	N/A
Investor A	7.12	23.37	16.89%	7.55	6.40%	9.42	8.80%
Investor C	6.77	22.43	21.43	6.70	6.70	8.57	8.57
Class K	7.40	23.92	N/A	8.05	N/A	10.05	N/A
Class R	7.09	23.15	N/A	7.32	N/A	9.17	N/A
LifePath® Dynamic 2035 Fund Custom Benchmark	7.72	23.18	N/A	7.53	N/A	9.64	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.05	N/A	3.38	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	2.62	N/A	3.07	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	5.56	N/A	9.37	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	5.71	N/A	6.71	N/A
Russell 1000® Index	10.59	31.43	N/A	11.48	N/A	15.10	N/A
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	12.71	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective November 7, 2016, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

(c)	The LifePath Dynamic Fund commenced operations on June 30, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2045 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
06/30/10 to 12/31/10	6.8%	N/A	N/A	8.5%	25.9%	N/A	N/A	6.8%	49.0%	3.0%
01/01/11 to 12/31/11	8.2	N/A	N/A	8.7	26.1	21.5%	1.1%	4.2	28.4	1.8
01/01/12 to 12/31/12	11.2	N/A	1.0%	9.2	25.3	51.0	2.3	N/A	N/A	N/A
01/01/13 to 12/31/13	13.5	N/A	3.9	9.1	24.8	46.7	2.0	N/A	N/A	N/A
01/01/14 to 12/31/14	12.5	N/A	3.9	10.1	25.9	45.6	2.0	N/A	N/A	N/A
01/01/15 to 12/31/15	1.8	0.2%	4.2	13.4	29.6	48.8	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	2.3	0.2	4.3	13.6	29.8	47.8	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	3.4	0.3	4.3	14.4	29.9	46.7	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	4.0	0.4	N/A	15.0	30.6	48.9	1.1	N/A	N/A	N/A
01/01/19 to 12/31/19	3.0	1.4	N/A	4.6	38.5	50.5	2.0	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 15 for descriptions of the indexes.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic 2045 Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.23%	26.38%	N/A	8.42%	N/A	10.65%	N/A
Investor A	8.10	26.05	19.43%	8.16	7.00%	10.38	9.76%
Investor C	7.69	25.07	24.07	7.31	7.31	9.53	9.53
Class K	8.39	26.67	N/A	8.69	N/A	10.97	N/A
Class R	8.00	25.83	N/A	7.94	N/A	10.13	N/A
LifePath® Dynamic 2045 Fund Custom Benchmark	8.89	26.33	N/A	8.30	N/A	10.64	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.05	N/A	3.38	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	2.62	N/A	3.07	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	5.56	N/A	9.37	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	5.71	N/A	6.71	N/A
Russell 1000® Index	10.59	31.43	N/A	11.48	N/A	15.10	N/A
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	12.71	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective November 7, 2016, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

(c)	The LifePath Dynamic Fund commenced operations on June 30, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2055 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
06/30/10 to 12/31/10	1.0%	N/A	N/A	9.0%	28.2%	N/A	N/A	8.1%	50.1%	3.6%
01/01/11 to 12/31/11	1.0	N/A	N/A	9.7	28.8	22.0%	2.0%	4.9	29.5	2.1
01/01/12 to 12/31/12	1.3	N/A	1.0%	11.3	28.6	54.5	3.3	N/A	N/A	N/A
01/01/13 to 12/31/13	3.1	N/A	4.1	11.5	27.8	51.7	1.8	N/A	N/A	N/A
01/01/14 to 12/31/14	4.0	N/A	4.0	12.2	28.6	49.4	1.8	N/A	N/A	N/A
01/01/15 to 12/31/15	1.0	N/A	4.2	13.7	29.9	49.2	2.0	N/A	N/A	N/A
01/01/16 to 12/31/16	1.0	N/A	4.4	14.1	30.4	48.3	1.8	N/A	N/A	N/A
01/01/17 to 12/31/17	1.0	N/A	4.3	15.3	30.9	47.5	1.0	N/A	N/A	N/A
01/01/18 to 12/31/18	1.0	N/A	N/A	16.1	31.8	50.1	1.0	N/A	N/A	N/A
01/01/19 to 12/31/19	0.8	0.2%	N/A	4.8	40.2	52.0	2.0	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 15 for descriptions of the indexes.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock LifePath® Dynamic 2055 Fund

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.58%	26.48%	N/A	8.41%	N/A	10.98%	N/A
Investor A	8.47	26.12	19.50%	8.15	6.99%	10.70	10.07%
Investor C	8.03	25.17	24.17	7.28	7.28	9.85	9.85
Class K	8.78	26.75	N/A	8.67	N/A	11.33	N/A
Class R	8.37	25.89	N/A	7.90	N/A	10.44	N/A
LifePath® Dynamic 2055 Fund Custom Benchmark	9.11	26.95	N/A	8.41	N/A	11.09	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.45	8.72	N/A	3.05	N/A	3.38	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	2.15	8.43	N/A	2.62	N/A	3.07	N/A
FTSE EPRA Nareit Developed Index	6.46	21.91	N/A	5.56	N/A	9.37	N/A
MSCI ACWI ex USA IMI Index	7.33	21.63	N/A	5.71	N/A	6.71	N/A
Russell 1000® Index	10.59	31.43	N/A	11.48	N/A	15.10	N/A
Russell 2000® Index	7.30	25.52	N/A	8.23	N/A	12.71	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective November 7, 2016, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

(c)	The LifePath Dynamic Fund commenced operations on June 30, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	13

Fund Summary as of December 31, 2019	BlackRock LifePath® Dynamic 2065 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index
10/30/19 to 12/31/19	1.0	0.0	4.8	40.2	52.0	2.0

See “About Fund Performance” on page 15 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2019

	Total Returns (a)(b)
	Since Inception (c)
	w/o sales charge	w/sales charge
Institutional	5.36%	N/A
Investor A	5.32	(0.21)%
Investor C	5.18	4.18
Class K	5.49	N/A
Class R	5.28	N/A
LifePath® Dynamic 2065 Fund Custom Benchmark	5.69	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	0.41	N/A
Bloomberg Barclays U.S. TIPS Index (Series L)	1.08	N/A
FTSE EPRA Nareit Developed Index	(0.52)	N/A
MSCI ACWI ex USA IMI Index	5.56	N/A
Russell 1000® Index	6.42	N/A
Russell 2000® Index	6.42	N/A

(a)

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2065 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

(c)	The LifePath Dynamic Fund commenced operations on October 30, 2019.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath Dynamic Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waiver and/or reimbursement, each LifePath Dynamic Fund’s performance would have been lower. With respect to each Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of December 31, 2019, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index, as applicable.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

ABOUT FUND PERFORMANCE	15

Disclosure of Expenses

Shareholders of each LifePath® Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019, except with respect to LifePath® Dynamic 2065 Fund’s Shares which are based on a hypothetical investment of $1,000 on October 30, 2019 (commencement of operations) and held through December 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath® Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath® Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath® Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath® Dynamic Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
LifePath® Dynamic 2025 Fund
Institutional	$1,000.00	$1,056.40	$2.80	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	1,055.50	4.09	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	1,050.50	8.22	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	1,057.30	1.81	1,000.00	1,023.44	1.79	0.35
Class R	1,000.00	1,053.40	5.18	1,000.00	1,020.16	5.09	1.00
LifePath® Dynamic 2035 Fund
Institutional	$1,000.00	$1,073.10	$2.82	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	1,071.20	4.12	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	1,067.70	8.29	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	1,074.00	1.78	1,000.00	1,023.49	1.73	0.34
Class R	1,000.00	1,070.90	5.17	1,000.00	1,020.12	5.04	0.99
LifePath® Dynamic 2045 Fund
Institutional	$1,000.00	$1,082.30	$2.83	$1,000.00	$1,022.48	$2.75	0.54%
Investor A	1,000.00	1,081.00	4.20	1,000.00	1,021.17	4.08	0.80
Investor C	1,000.00	1,076.90	8.32	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	1,083.90	1.73	1,000.00	1,023.54	1.68	0.33
Class R	1,000.00	1,080.00	5.24	1,000.00	1,020.16	5.09	1.00
LifePath® Dynamic 2055 Fund
Institutional	$1,000.00	$1,085.80	$2.79	$1,000.00	$1,022.53	$2.70	0.53%
Investor A	1,000.00	1,084.70	4.15	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	1,080.30	8.34	1,000.00	1,017.19	8.08	1.59
Class K	1,000.00	1,087.80	1.74	1,000.00	1,023.54	1.68	0.33
Class R	1,000.00	1,083.70	5.20	1,000.00	1,020.21	5.04	0.99
LifePath® Dynamic 2065 Fund
Institutional	$1,000.00	$1,053.60	$0.98	$1,000.00	$1,023.19	$2.04	0.56%
Investor A	1,000.00	1,053.20	1.41	1,000.00	1,021.12	4.13	0.81
Investor C	1,000.00	1,058.10	2.81	1,000.00	1,017.09	8.19	1.61
Class K	1,000.00	1,054.90	0.63	1,000.00	1,023.39	1.84	0.36
Class R	1,000.00	1,052.80	1.76	1,000.00	1,020.11	5.14	1.01

(a)

Expenses for each LifePath® Dynamic Fund are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), except LifePath Dynamic 2065 Fund which is multiplied by 62/365 (to reflect the period since inception date of October 30, 2019). Because each LifePath® Dynamic Fund invests all of its assets in a LifePath® Dynamic Master Portfolio, the expense examples reflect the net expenses of both the LifePath® Dynamic Fund and the LifePath® Dynamic Master Portfolio in which it invests.

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The LifePath® Dynamic Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath® Dynamic Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath® Dynamic Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath® Dynamic Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DERIVATIVE FINANCIAL INSTRUMENTS	17

Statements of Assets and Liabilities

December 31, 2019

	BlackRock LifePath Dynamic 2025 Fund	BlackRock LifePath Dynamic 2035 Fund	BlackRock LifePath Dynamic 2045 Fund	BlackRock LifePath Dynamic 2055 Fund	BlackRock LifePath Dynamic 2065 Fund

ASSETS
Investments at value — from the applicable LifePath Dynamic Master Portfolio	$69,400,926	$69,357,383	$50,475,083	$27,464,171	$4,218,303
Receivables:
Capital shares sold	321,994	384,869	361,876	135,016	—
Withdrawals from the Master Portfolio	2,934,225	1,010,443	145,041	230,046	—
Prepaid expenses	—	—	—	—	9,235

Total assets	72,657,145	70,752,695	50,982,000	27,829,233	4,227,538

LIABILITIES
Payables:
Administration fees	27,628	28,399	—	11,227	—
Capital gains distributions	178,058	166,561	154,439	66,784	—
Capital shares redeemed	3,256,219	1,395,312	506,917	365,062	—
Income dividend distributions	44,711	47,132	43,264	20,719	25,978
Professional fees	11,010	11,013	30,609	11,005	10,989
Service and distribution fees	10,872	11,252	7,212	4,779	597

Total liabilities	3,528,498	1,659,669	742,441	479,576	37,564

NET ASSETS	$69,128,647	$69,093,026	$50,239,559	$27,349,657	$4,189,974

NET ASSETS CONSIST OF
Paid-in capital	$63,649,870	$62,564,386	$44,738,696	$24,333,248	$4,000,000
Accumulated earnings	5,478,777	6,528,640	5,500,863	3,016,409	189,974

NET ASSETS	$69,128,647	$69,093,026	$50,239,559	$27,349,657	$4,189,974

NET ASSET VALUE

Institutional
Net assets	$2,907,979	$4,003,611	$4,656,350	$3,461,278	$418,999

Shares outstanding(a)	216,618	279,227	304,113	217,660	40,000

Net asset value	$13.42	$14.34	$15.31	$15.90	$10.47

Investor A
Net assets	$23,298,349	$28,656,161	$18,811,040	$13,347,174	$418,993

Shares outstanding(a)	1,752,914	2,008,164	1,231,546	843,606	40,000

Net asset value	$13.29	$14.27	$15.27	$15.82	$10.47

Investor C
Net assets	$3,416,166	$3,172,888	$1,732,352	$1,212,390	$418,978

Shares outstanding(a)	258,720	224,902	115,218	77,815	40,000

Net asset value	$13.20	$14.11	$15.04	$15.58	$10.47

Class K
Net assets	$34,027,347	$27,719,565	$20,936,164	$7,240,331	$2,514,014

Shares outstanding(a)	2,561,958	1,907,711	1,352,596	449,248	240,000

Net asset value	$13.28	$14.53	$15.48	$16.12	$10.48

Class R
Net assets	$5,478,806	$5,540,801	$4,103,653	$2,088,484	$418,990

Shares outstanding(a)	413,031	388,682	269,516	132,352	40,000

Net asset value	$13.26	$14.26	$15.23	$15.78	$10.47

(a)	Unlimited number of shares authorized, no par value.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2019

	BlackRock LifePath Dynamic 2025 Fund	BlackRock LifePath Dynamic 2035 Fund	BlackRock LifePath Dynamic 2045 Fund	BlackRock LifePath Dynamic 2055 Fund	BlackRock LifePath Dynamic 2065 Fund (a)

INVESTMENT INCOME
Net investment income allocated from the applicable LifePath Dynamic Master Portfolio:
Dividends — affiliated	$924,554	$1,091,475	$885,365	$526,690	$32,295
Dividends — unaffiliated	31,303	55,712	52,983	32,331	6
Interest — affiliated	694,453	329,189	87,300	34,881	1,038
Securities lending income — affiliated — net	3,369	4,768	3,219	2,125	32
Foreign taxes withheld	(3,008)	(5,618)	(5,504)	(3,295)	—
Expenses	(364,985)	(350,529)	(260,915)	(162,287)	(21,894)
Fees waived	249,390	244,506	184,527	119,205	20,435

Total investment income	1,535,076	1,369,503	946,975	549,650	31,912

FUND EXPENSES
Administration — class specific	160,831	162,412	113,455	70,932	1,601
Service and distribution — class specific	123,276	129,319	83,953	52,529	1,218
Professional	11,000	11,000	11,001	11,000	10,988
Miscellaneous	400	400	171	57	1

Total expenses	295,507	303,131	208,580	134,518	13,808
Less fees waived and/or reimbursed by the Administrator/Manager	(11,000)	(11,000)	(11,001)	(11,000)	(10,988)

Total expenses after fees waived and/or reimbursed	284,507	292,131	197,579	123,518	2,820

Net investment income	1,250,569	1,077,372	749,396	426,132	29,092

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE APPLICABLE LIFEPATH DYNAMIC MASTER PORTFOLIO
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	3,266,564	3,684,815	2,917,559	1,582,032	(5,094)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	5,432,682	6,518,973	5,336,792	2,993,610	191,955

Net realized and unrealized gain	8,699,246	10,203,788	8,254,351	4,575,642	186,861

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,949,815	$11,281,160	$9,003,747	$5,001,774	$215,953

(a)	Commenced operations on October 30, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets

	BlackRock LifePath Dynamic 2025 Fund		BlackRock LifePath Dynamic 2035 Fund
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,250,569	$1,239,429	$1,077,372	$976,179
Net realized gain	3,266,564	1,648,991	3,684,815	2,055,236
Net change in unrealized appreciation (depreciation)	5,432,682	(5,135,830)	6,518,973	(6,158,085)

Net increase (decrease) in net assets resulting from operations	9,949,815	(2,247,410)	11,281,160	(3,126,670)

DISTRIBUTIONS(a)
Institutional	(137,717)	(558,096)	(193,339)	(461,901)
Investor A	(1,256,631)	(2,457,257)	(1,468,527)	(2,937,914)
Investor C	(135,798)	(205,437)	(131,352)	(249,689)
Class K	(1,545,875)	(863,497)	(1,218,744)	(696,327)
Class R	(264,445)	(435,198)	(257,255)	(319,829)

Decrease in net assets resulting from distributions to shareholders	(3,340,466)	(4,519,485)	(3,269,217)	(4,665,660)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	18,562,231	(14,612,544)	18,501,665	(4,777,641)

NET ASSETS
Total increase (decrease) in net assets	25,171,580	(21,379,439)	26,513,608	(12,569,971)
Beginning of year	43,957,067	65,336,506	42,579,418	55,149,389

End of year	$69,128,647	$43,957,067	$69,093,026	$42,579,418

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2045 Fund		BlackRock LifePath Dynamic 2055 Fund
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$749,396	$593,819	$426,132	$321,733
Net realized gain	2,917,559	1,228,479	1,582,032	528,522
Net change in unrealized appreciation (depreciation)	5,336,792	(4,585,218)	2,993,610	(2,494,402)

Net increase (decrease) in net assets resulting from operations	9,003,747	(2,762,920)	5,001,774	(1,644,147)

DISTRIBUTIONS(a)
Institutional	(225,986)	(460,490)	(155,902)	(253,416)
Investor A	(933,152)	(1,819,866)	(622,770)	(1,096,533)
Investor C	(71,164)	(146,766)	(46,497)	(75,457)
Class K	(902,351)	(464,820)	(298,269)	(183,243)
Class R	(190,658)	(314,270)	(92,006)	(80,950)

Decrease in net assets resulting from distributions to shareholders	(2,323,311)	(3,206,212)	(1,215,444)	(1,689,599)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	13,648,807	(339,644)	6,591,286	1,104,216

NET ASSETS
Total increase (decrease) in net assets	20,329,243	(6,308,776)	10,377,616	(2,229,530)
Beginning of year	29,910,316	36,219,092	16,972,041	19,201,571

End of year	$50,239,559	$29,910,316	$27,349,657	$16,972,041

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets  (continued)

BlackRock LifePath Dynamic 2065 Fund
Period from 10/30/19 (a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,092
Net realized loss	(5,094)
Net change in unrealized appreciation (depreciation)	191,955

Net increase in net assets resulting from operations	215,953

DISTRIBUTIONS(b)
Institutional	(2,636)
Investor A	(2,462)
Investor C	(1,906)
Class K	(16,652)
Class R	(2,323)

Decrease in net assets resulting from distributions to shareholders	(25,979)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,000,000

NET ASSETS
Total increase in net assets	4,189,974
Beginning of period	—

End of period	$4,189,974

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund

	Institutional

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$11.81		$13.52		$12.66		$12.05		$12.80

Net investment income(a)	0.30		0.25		0.22		0.21		0.19
Net realized and unrealized gain (loss)	1.99		(0.87)		1.71		0.61		(0.44)

Net increase (decrease) from investment operations	2.29		(0.62)		1.93		0.82		(0.25)

Distributions(b)
From net investment income	(0.27)		(0.24)		(0.21)		(0.21)		(0.21)
From net realized gain	(0.41)		(0.85)		(0.86)		(0.00	)(c)	(0.28)
From return of capital	—		—		—		—		(0.01)

Total distributions	(0.68)		(1.09)		(1.07)		(0.21)		(0.50)

Net asset value, end of year	$13.42		$11.81		$13.52		$12.66		$12.05

Total Return(d)
Based on net asset value	19.46%		(4.66)%		15.45%		6.88%		(1.92)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.57%		0.57%		0.56%		0.58%		0.74%

Total expenses after fees waived and/or reimbursed	0.55%		0.55%		0.54%		0.57%		0.71%

Net investment income	2.32%		1.87%		1.66%		1.74%		1.51%

Supplemental Data
Net assets, end of year (000)	$2,908		$1,519		$19,134		$26,146		$27,821

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	35	%(g)	38	%(g)	32	%(g)	54	%(g)	51	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Investor A

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$11.70		$13.50		$12.64		$12.04		$12.78

Net investment income(a)	0.26		0.26		0.20		0.18		0.16
Net realized and unrealized gain (loss)	1.98		(0.91)		1.70		0.60		(0.43)

Net increase (decrease) from investment operations	2.24		(0.65)		1.90		0.78		(0.27)

Distributions(b)
From net investment income	(0.24)		(0.30)		(0.18)		(0.18)		(0.18)
From net realized gain	(0.41)		(0.85)		(0.86)		(0.00	)(c)	(0.28)
From return of capital	—		—		—		—		(0.01)

Total distributions	(0.65)		(1.15)		(1.04)		(0.18)		(0.47)

Net asset value, end of year	$13.29		$11.70		$13.50		$12.64		$12.04

Total Return(d)
Based on net asset value	19.16%		(4.87)%		15.21%		6.54%		(2.17)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.82%		0.83%		0.81%		0.83%		0.99%

Total expenses after fees waived and/or reimbursed	0.80%		0.81%		0.79%		0.82%		0.96%

Net investment income	1.97%		1.94%		1.45%		1.50%		1.26%

Supplemental Data
Net assets, end of year (000)	$23,298		$25,940		$31,393		$28,135		$30,373

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	35	%(g)	38	%(g)	32	%(g)	54	%(g)	51	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Investor C

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$11.63		$13.44		$12.58		$11.99		$12.72

Net investment income(a)	0.16		0.16		0.09		0.08		0.06
Net realized and unrealized gain (loss)	1.96		(0.92)		1.70		0.59		(0.42)

Net increase (decrease) from investment operations	2.12		(0.76)		1.79		0.67		(0.36)

Distributions(b)
From net investment income	(0.14)		(0.20)		(0.07)		(0.08)		(0.09)
From net realized gain	(0.41)		(0.85)		(0.86)		(0.00	)(c)	(0.27)
From return of capital	—		—		—		—		(0.01)

Total distributions	(0.55)		(1.05)		(0.93)		(0.08)		(0.37)

Net asset value, end of year	$13.20		$11.63		$13.44		$12.58		$11.99

Total Return(d)
Based on net asset value	18.25%		(5.70)%		14.39%		5.61%		(2.86)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.62%		1.63%		1.61%		1.63%		1.75%

Total expenses after fees waived and/or reimbursed	1.60%		1.61%		1.59%		1.62%		1.72%

Net investment income	1.25%		1.17%		0.66%		0.69%		0.51%

Supplemental Data
Net assets, end of year (000)	$3,416		$2,434		$2,583		$2,339		$2,900

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	35	%(g)	38	%(g)	32	%(g)	54	%(g)	51	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Class K

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$11.69		$13.49		$12.63		$12.03		$12.78

Net investment income(a)	0.34		0.33		0.27		0.25		0.25
Net realized and unrealized gain (loss)	1.96		(0.91)		1.69		0.59		(0.45)

Net increase (decrease) from investment operations	2.30		(0.58)		1.96		0.84		(0.20)

Distributions(b)
From net investment income	(0.30)		(0.37)		(0.24)		(0.24)		(0.26)
From net realized gain	(0.41)		(0.85)		(0.86)		(0.00	)(c)	(0.28)
From return of capital	—		—		—		—		(0.01)

Total distributions	(0.71)		(1.22)		(1.10)		(0.24)		(0.55)

Net asset value, end of year	$13.28		$11.69		$13.49		$12.63		$12.03

Total Return(d)
Based on net asset value	19.72%		(4.43)%		15.75%		7.02%		(1.64)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.37%		0.38%		0.36%		0.38%		0.41%

Total expenses after fees waived and/or reimbursed	0.35%		0.36%		0.34%		0.37%		0.38%

Net investment income	2.62%		2.44%		2.01%		2.02%		2.00%

Supplemental Data
Net assets, end of year (000)	$34,027		$9,062		$7,919		$2,902		$1,278

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	35	%(g)	38	%(g)	32	%(g)	54	%(g)	51	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Class R

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$11.68		$13.49		$12.63		$12.04		$12.79

Net investment income(a)	0.24		0.24		0.17		0.16		0.13
Net realized and unrealized gain (loss)	1.97		(0.92)		1.71		0.59		(0.43)

Net increase (decrease) from investment operations	2.21		(0.68)		1.88		0.75		(0.30)

Distributions(b)
From net investment income	(0.22)		(0.28)		(0.16)		(0.16)		(0.17)
From net realized gain	(0.41)		(0.85)		(0.86)		(0.00	)(c)	(0.27)
From return of capital	—		—		—		—		(0.01)

Total distributions	(0.63)		(1.13)		(1.02)		(0.16)		(0.45)

Net asset value, end of year	$13.26		$11.68		$13.49		$12.63		$12.04

Total Return(d)
Based on net asset value	18.91%		(5.10)%		15.02%		6.28%		(2.36)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.02%		1.03%		1.01%		1.03%		1.24%

Total expenses after fees waived and/or reimbursed	1.00%		1.01%		0.99%		1.02%		1.21%

Net investment income	1.82%		1.77%		1.27%		1.32%		1.06%

Supplemental Data
Net assets, end of year (000)	$5,479		$5,003		$4,308		$2,967		$2,690

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	35	%(g)	38	%(g)	32	%(g)	54	%(g)	51	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%	0.13%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund

	Institutional

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$12.21		$14.48		$13.28		$12.58		$13.43

Net investment income(a)	0.30		0.25		0.22		0.23		0.21
Net realized and unrealized gain (loss)	2.58		(1.15)		2.34		0.72		(0.49)

Net increase (decrease) from investment operations	2.88		(0.90)		2.56		0.95		(0.28)

Distributions(b)
From net investment income	(0.30)		(0.27)		(0.26)		(0.25)		(0.22)
From net realized gain	(0.45)		(1.10)		(1.10)		—		(0.35)
From return of capital	—		—		—		—		(0.00	)(c)

Total distributions	(0.75)		(1.37)		(1.36)		(0.25)		(0.57)

Net asset value, end of year	$14.34		$12.21		$14.48		$13.28		$12.58

Total Return(d)
Based on net asset value	23.66%		(6.42)%		19.51%		7.61%		(2.15)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.57%		0.57%		0.56%		0.57%		0.72%

Total expenses after fees waived and/or reimbursed	0.55%		0.55%		0.53%		0.55%		0.68%

Net investment income	2.20%		1.71%		1.54%		1.77%		1.54%

Supplemental Data
Net assets, end of year (000)	$4,004		$2,231		$10,965		$19,650		$22,071

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	42	%(g)	40	%(g)	35	%(g)	76	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%	0.16%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Investor A

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$12.15		$14.46		$13.26		$12.56		$13.41

Net investment income(a)	0.25		0.25		0.20		0.19		0.17
Net realized and unrealized gain (loss)	2.58		(1.19)		2.33		0.73		(0.48)

Net increase (decrease) from investment operations	2.83		(0.94)		2.53		0.92		(0.31)

Distributions(b)
From net investment income	(0.26)		(0.27)		(0.23)		(0.22)		(0.19)
From net realized gain	(0.45)		(1.10)		(1.10)		—		(0.35)
From return of capital	—		—		—		—		(0.00	)(c)

Total distributions	(0.71)		(1.37)		(1.33)		(0.22)		(0.54)

Net asset value, end of year	$14.27		$12.15		$14.46		$13.26		$12.56

Total Return(d)
Based on net asset value	23.37%		(6.69)%		19.29%		7.37%		(2.40)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.82%		0.82%		0.81%		0.82%		0.97%

Total expenses after fees waived and/or reimbursed	0.80%		0.80%		0.79%		0.80%		0.93%

Net investment income	1.85%		1.75%		1.38%		1.52%		1.30%

Supplemental Data
Net assets, end of year (000)	$28,656		$27,982		$32,083		$29,768		$30,359

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	42	%(g)	40	%(g)	35	%(g)	76	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%	0.16%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Investor C

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$12.02		$14.33		$13.15		$12.47		$13.32

Net investment income(a)	0.14		0.14		0.08		0.09		0.07
Net realized and unrealized gain (loss)	2.56		(1.19)		2.32		0.71		(0.48)

Net increase (decrease) from investment operations	2.70		(1.05)		2.40		0.80		(0.41)

Distributions(b)
From net investment income	(0.16)		(0.16)		(0.12)		(0.12)		(0.09)
From net realized gain	(0.45)		(1.10)		(1.10)		—		(0.35)
From return of capital	—		—		—		—		(0.00	)(c)

Total distributions	(0.61)		(1.26)		(1.22)		(0.12)		(0.44)

Net asset value, end of year	$14.11		$12.02		$14.33		$13.15		$12.47

Total Return(d)
Based on net asset value	22.43%		(7.47)%		18.41%		6.42%		(3.13)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.62%		1.62%		1.61%		1.62%		1.72%

Total expenses after fees waived and/or reimbursed	1.60%		1.60%		1.59%		1.60%		1.69%

Net investment income	1.07%		0.99%		0.60%		0.74%		0.55%

Supplemental Data
Net assets, end of year (000)	$3,173		$2,609		$2,436		$2,112		$2,007

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	42	%(g)	40	%(g)	35	%(g)	76	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%	0.16%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Class K

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$12.36		$14.68		$13.45		$12.74		$13.60

Net investment income(a)	0.37		0.33		0.28		0.27		0.30
Net realized and unrealized gain (loss)	2.58		(1.22)		2.34		0.72		(0.54)

Net increase (decrease) from investment operations	2.95		(0.89)		2.62		0.99		(0.24)

Distributions(b)
From net investment income	(0.33)		(0.33)		(0.29)		(0.28)		(0.27)
From net realized gain	(0.45)		(1.10)		(1.10)		—		(0.35)
From return of capital	—		—		—		—		(0.00	)(c)

Total distributions	(0.78)		(1.43)		(1.39)		(0.28)		(0.62)

Net asset value, end of year	$14.53		$12.36		$14.68		$13.45		$12.74

Total Return(d)
Based on net asset value	23.92%		(6.23)%		19.76%		7.82%		(1.83)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.36%		0.37%		0.36%		0.36%		0.39%

Total expenses after fees waived and/or reimbursed	0.35%		0.35%		0.33%		0.35%		0.35%

Net investment income	2.63%		2.25%		1.92%		2.07%		2.30%

Supplemental Data
Net assets, end of year (000)	$27,720		$6,627		$5,882		$2,702		$757

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	42	%(g)	40	%(g)	35	%(g)	76	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%	0.16%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Class R

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$12.15		$14.46		$13.26		$12.58		$13.44

Net investment income(a)	0.24		0.22		0.17		0.18		0.14
Net realized and unrealized gain (loss)	2.57		(1.19)		2.33		0.71		(0.49)

Net increase (decrease) from investment operations	2.81		(0.97)		2.50		0.89		(0.35)

Distributions(b)
From net investment income	(0.25)		(0.24)		(0.20)		(0.21)		(0.16)
From net realized gain	(0.45)		(1.10)		(1.10)		—		(0.35)
From return of capital	—		—		—		—		(0.00	)(c)

Total distributions	(0.70)		(1.34)		(1.30)		(0.21)		(0.51)

Net asset value, end of year	$14.26		$12.15		$14.46		$13.26		$12.58

Total Return(d)
Based on net asset value	23.15%		(6.87)%		19.08%		7.10%		(2.65)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.02%		1.02%		1.01%		1.02%		1.21%

Total expenses after fees waived and/or reimbursed	1.00%		1.00%		0.99%		1.00%		1.18%

Net investment income	1.71%		1.55%		1.19%		1.41%		1.09%

Supplemental Data
Net assets, end of year (000)	$5,541		$3,131		$3,782		$3,078		$867

Portfolio turnover rate of the LifePath Dynamic Master Portfolio	42	%(g)	40	%(g)	35	%(g)	76	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%	0.16%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

(h)

Includes the purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio and Master Small Cap Index Series.

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund

	Institutional

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.75	$15.41	$13.88	$13.10	$14.05

Net investment income(a)	0.31	0.26	0.23	0.23	0.21
Net realized and unrealized gain (loss)	3.04	(1.47)	2.83	0.83	(0.54)

Net increase (decrease) from investment operations	3.35	(1.21)	3.06	1.06	(0.33)

Distributions(b)
From net investment income	(0.31)	(0.29)	(0.29)	(0.28)	(0.21)
From net realized gain	(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.79)	(1.45)	(1.53)	(0.28)	(0.62)

Net asset value, end of year	$15.31	$12.75	$15.41	$13.88	$13.10

Total Return(c)
Based on net asset value	26.38%	(8.18)%	22.29%	8.14%	(2.37)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.58%	0.58%	0.56%	0.56%	0.71%

Total expenses after fees waived and/or reimbursed	0.56%	0.55%	0.53%	0.53%	0.66%

Net investment income	2.13%	1.68%	1.54%	1.76%	1.53%

Supplemental Data
Net assets, end of year (000)	$4,656	$2,967	$8,267	$14,864	$15,105

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Investor A

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.72	$15.40	$13.87	$13.09	$14.04

Net investment income(a)	0.26	0.24	0.21	0.20	0.18
Net realized and unrealized gain (loss)	3.05	(1.50)	2.82	0.83	(0.54)

Net increase (decrease) from investment operations	3.31	(1.26)	3.03	1.03	(0.36)

Distributions(b)
From net investment income	(0.28)	(0.26)	(0.26)	(0.25)	(0.18)
From net realized gain	(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.76)	(1.42)	(1.50)	(0.25)	(0.59)

Net asset value, end of year	$15.27	$12.72	$15.40	$13.87	$13.09

Total Return(c)
Based on net asset value	26.05%	(8.44)%	22.05%	7.90%	(2.61)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.84%	0.83%	0.82%	0.81%	0.96%

Total expenses after fees waived and/or reimbursed	0.81%	0.80%	0.78%	0.78%	0.91%

Net investment income	1.82%	1.56%	1.38%	1.52%	1.28%

Supplemental Data
Net assets, end of year (000)	$18,811	$17,742	$20,152	$17,206	$16,744

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Investor C

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.54	$15.20	$13.71	$12.94	$13.90

Net investment income(a)	0.15	0.12	0.08	0.09	0.07
Net realized and unrealized gain (loss)	2.99	(1.47)	2.79	0.82	(0.54)

Net increase (decrease) from investment operations	3.14	(1.35)	2.87	0.91	(0.47)

Distributions(b)
From net investment income	(0.16)	(0.15)	(0.14)	(0.14)	(0.08)
From net realized gain	(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.64)	(1.31)	(1.38)	(0.14)	(0.49)

Net asset value, end of year	$15.04	$12.54	$15.20	$13.71	$12.94

Total Return(c)
Based on net asset value	25.07%	(9.13)%	21.10%	7.04%	(3.43)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.64%	1.63%	1.62%	1.61%	1.72%

Total expenses after fees waived and/or reimbursed	1.61%	1.60%	1.58%	1.58%	1.67%

Net investment income	1.04%	0.78%	0.56%	0.70%	0.53%

Supplemental Data
Net assets, end of year (000)	$1,732	$1,535	$1,375	$1,247	$1,420

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,

	2019	2018	2017	2016	2015
Allocated fees waived	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.88	$15.57	$14.01	$13.22	$14.18

Net investment income(a)	0.39	0.32	0.29	0.27	0.40
Net realized and unrealized gain (loss)	3.03	(1.52)	2.84	0.83	(0.68)

Net increase (decrease) from investment operations	3.42	(1.20)	3.13	1.10	(0.28)

Distributions(b)
From net investment income	(0.34)	(0.33)	(0.33)	(0.31)	(0.27)
From net realized gain	(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.82)	(1.49)	(1.57)	(0.31)	(0.68)

Net asset value, end of year	$15.48	$12.88	$15.57	$14.01	$13.22

Total Return(c)
Based on net asset value	26.67%	(7.99)%	22.58%	8.38%	(2.04)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.37%	0.38%	0.37%	0.36%	0.40%

Total expenses after fees waived and/or reimbursed	0.34%	0.35%	0.33%	0.33%	0.34%

Net investment income	2.60%	2.04%	1.90%	2.02%	3.08%

Supplemental Data
Net assets, end of year (000)	$20,936	$4,471	$3,385	$1,271	$524

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Class R

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.69	$15.37	$13.85	$13.09	$14.04

Net investment income(a)	0.24	0.21	0.19	0.19	0.15
Net realized and unrealized gain (loss)	3.03	(1.49)	2.80	0.80	(0.53)

Net increase (decrease) from investment operations	3.27	(1.28)	2.99	0.99	(0.38)

Distributions(b)
From net investment income	(0.25)	(0.24)	(0.23)	(0.23)	(0.16)
From net realized gain	(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.73)	(1.40)	(1.47)	(0.23)	(0.57)

Net asset value, end of year	$15.23	$12.69	$15.37	$13.85	$13.09

Total Return(c)
Based on net asset value	25.83%	(8.63)%	21.81%	7.64%	(2.80)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.04%	1.03%	1.02%	1.01%	1.21%

Total expenses after fees waived and/or reimbursed	1.01%	1.00%	0.98%	0.99%	1.15%

Net investment income	1.65%	1.38%	1.24%	1.39%	1.09%

Supplemental Data
Net assets, end of year (000)	$4,104	$3,196	$3,039	$1,780	$693

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund

	Institutional

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.19	$15.86	$14.28	$13.46	$14.33

Net investment income(a)	0.32	0.26	0.24	0.24	0.22
Net realized and unrealized gain (loss)	3.16	(1.56)	2.93	0.86	(0.57)

Net increase (decrease) from investment operations	3.48	(1.30)	3.17	1.10	(0.35)

Distributions(b)
From net investment income	(0.31)	(0.29)	(0.29)	(0.28)	(0.21)
From net realized gain	(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.77)	(1.37)	(1.59)	(0.28)	(0.52)

Net asset value, end of year	$15.90	$13.19	$15.86	$14.28	$13.46

Total Return(c)
Based on net asset value	26.48%	(8.43)%	22.57%	8.20%	(2.52)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.59%	0.61%	0.59%	0.59%	0.79%

Total expenses after fees waived and/or reimbursed	0.54%	0.55%	0.52%	0.54%	0.66%

Net investment income	2.14%	1.65%	1.54%	1.73%	1.53%

Supplemental Data
Net assets, end of year (000)	$3,461	$1,748	$4,863	$8,626	$7,381

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Investor A

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.13	$15.81	$14.25	$13.44	$14.30

Net investment income(a)	0.27	0.24	0.22	0.20	0.19
Net realized and unrealized gain (loss)	3.15	(1.57)	2.90	0.85	(0.56)

Net increase (decrease) from investment operations	3.42	(1.33)	3.12	1.05	(0.37)

Distributions(b)
From net investment income	(0.27)	(0.27)	(0.26)	(0.24)	(0.18)
From net realized gain	(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.73)	(1.35)	(1.56)	(0.24)	(0.49)

Net asset value, end of year	$15.82	$13.13	$15.81	$14.25	$13.44

Total Return(c)
Based on net asset value	26.12%	(8.63)%	22.24%	7.90%	(2.67)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.85%	0.86%	0.85%	0.84%	1.04%

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.78%	0.79%	0.91%

Net investment income	1.81%	1.53%	1.39%	1.49%	1.30%

Supplemental Data
Net assets, end of year (000)	$13,347	$11,583	$11,416	$9,317	$7,561

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Investor C

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.95	$15.62	$14.11	$13.31	$14.18

Net investment income(a)	0.16	0.12	0.10	0.09	0.08
Net realized and unrealized gain (loss)	3.10	(1.56)	2.86	0.85	(0.56)

Net increase (decrease) from investment operations	3.26	(1.44)	2.96	0.94	(0.48)

Distributions(b)
From net investment income	(0.17)	(0.15)	(0.15)	(0.14)	(0.08)
From net realized gain	(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.63)	(1.23)	(1.45)	(0.14)	(0.39)

Net asset value, end of year	$15.58	$12.95	$15.62	$14.11	$13.31

Total Return(c)
Based on net asset value	25.17%	(9.36)%	21.24%	7.05%	(3.48)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.65%	1.66%	1.65%	1.65%	1.80%

Total expenses after fees waived and/or reimbursed	1.60%	1.60%	1.58%	1.59%	1.67%

Net investment income	1.08%	0.75%	0.62%	0.70%	0.54%

Supplemental Data
Net assets, end of year (000)	$1,212	$862	$729	$499	$543

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.36	$16.06	$14.45	$13.62	$14.49

Net investment income(a)	0.40	0.32	0.30	0.28	0.28
Net realized and unrealized gain (loss)	3.16	(1.60)	2.94	0.86	(0.58)

Net increase (decrease) from investment operations	3.56	(1.28)	3.24	1.14	(0.30)

Distributions(b)
From net investment income	(0.34)	(0.34)	(0.33)	(0.31)	(0.26)
From net realized gain	(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.80)	(1.42)	(1.63)	(0.31)	(0.57)

Net asset value, end of year	$16.12	$13.36	$16.06	$14.45	$13.62

Total Return(c)
Based on net asset value	26.75%	(8.21)%	22.79%	8.42%	(2.15)%

Ratios to Average Net Assets(d)(e)
Total expenses	0.39%	0.41%	0.40%	0.37%	0.46%

Total expenses after fees waived and/or reimbursed	0.34%	0.35%	0.33%	0.33%	0.32%

Net investment income	2.58%	1.99%	1.88%	2.01%	1.97%

Supplemental Data
Net assets, end of year (000)	$7,240	$1,920	$1,426	$425	$52

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Class R

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.11	$15.80	$14.25	$13.44	$14.32

Net investment income(a)	0.24	0.21	0.19	0.18	0.15
Net realized and unrealized gain (loss)	3.15	(1.58)	2.89	0.85	(0.57)

Net increase (decrease) from investment operations	3.39	(1.37)	3.08	1.03	(0.42)

Distributions(b)
From net investment income	(0.26)	(0.24)	(0.23)	(0.22)	(0.15)
From net realized gain	(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.72)	(1.32)	(1.53)	(0.22)	(0.46)

Net asset value, end of year	$15.78	$13.11	$15.80	$14.25	$13.44

Total Return(c)
Based on net asset value	25.89%	(8.87)%	21.95%	7.74%	(3.00)%

Ratios to Average Net Assets(d)(e)
Total expenses	1.04%	1.06%	1.05%	1.04%	1.29%

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	0.98%	0.99%	1.15%

Net investment income	1.59%	1.34%	1.20%	1.30%	1.07%

Supplemental Data
Net assets, end of year (000)	$2,088	$859	$768	$483	$292

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(f)	54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(e)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.13%	0.12%	0.17%	0.15%	0.18%

(f)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund

	Institutional
	Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.00

Net investment income(b)	0.07
Net realized and unrealized gain	0.47

Net increase from investment operations	0.54

Distributions from net investment income(c)	(0.07)

Net asset value, end of period	$10.47

Total Return(d)
Based on net asset value	5.36	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.83	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.56	%(h)

Net investment income	4.23	%(h)

Supplemental Data
Net assets, end of period (000)	$419

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income of 2.93%. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds of 0.13%.

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.14%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund (continued)

	Investor A
	Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.00

Net investment income(b)	0.07
Net realized and unrealized gain	0.46

Net increase from investment operations	0.53

Distributions from net investment income(c)	(0.06)

Net asset value, end of period	$10.47

Total Return(d)
Based on net asset value	5.32	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.08	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.81	%(h)

Net investment income	3.98	%(h)

Supplemental Data
Net assets, end of period (000)	$419

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income of 2.93%. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds of 0.13%.

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.39%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund (continued)

	Investor C
	Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.00

Net investment income(b)	0.05
Net realized and unrealized gain	0.47

Net increase from investment operations	0.52

Distributions from net investment income(c)	(0.05)

Net asset value, end of period	$10.47

Total Return(d)
Based on net asset value	5.18	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.88	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.61	%(h)

Net investment income	3.13	%(h)

Supplemental Data
Net assets, end of period (000)	$419

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income of 2.93%. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds of 0.13%.

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 3.19%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund (continued)

	Class K
	Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.00

Net investment income(b)	0.08
Net realized and unrealized gain	0.47

Net increase from investment operations	0.55

Distributions from net investment income(c)	(0.07)

Net asset value, end of period	$10.48

Total Return(d)
Based on net asset value	5.49	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.63	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.36	%(h)

Net investment income	4.43	%(h)

Supplemental Data
Net assets, end of period (000)	$2,514

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income of 2.93%. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds of 0.13%.

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 1.94%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund (continued)

	Class R
	Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.00

Net investment income(b)	0.07
Net realized and unrealized gain	0.46

Net increase from investment operations	0.53

Distributions from net investment income(c)	(0.06)

Net asset value, end of period	$10.47

Total Return(d)
Based on net asset value	5.28	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.28	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.01	%(h)

Net investment income	3.78	%(h)

Supplemental Data
Net assets, end of period (000)	$419

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(j)	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income of 2.93%. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds of 0.13%.

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.59%.
(j)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “LifePath Dynamic Funds” or individually as a “LifePath Dynamic Fund”:

LifePath Dynamic Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic 2025 Fund	LifePath Dynamic 2025 Fund	Diversified
BlackRock LifePath® Dynamic 2035 Fund	LifePath Dynamic 2035 Fund	Diversified
BlackRock LifePath® Dynamic 2045 Fund	LifePath Dynamic 2045 Fund	Diversified
BlackRock LifePath® Dynamic 2055 Fund	LifePath Dynamic 2055 Fund	Diversified
BlackRock LifePath® Dynamic 2065 Fund	LifePath Dynamic 2065 Fund	Diversified

Each LifePath Dynamic Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): LifePath Dynamic 2025 Master Portfolio, LifePath Dynamic 2035 Master Portfolio, LifePath Dynamic 2045 Master Portfolio, LifePath Dynamic 2055 Master Portfolio and LifePath Dynamic 2065 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). MIP is an affiliate of the Trust. Each LifePath Dynamic Master Portfolio has the same investment objective and strategies as its corresponding LifePath Dynamic Fund. The value of each LifePath Dynamic Fund’s investment in its corresponding LifePath Dynamic Master Portfolio reflects the LifePath Dynamic Fund’s proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. The performance of the LifePath Dynamic Funds is directly affected by the performance of the LifePath Dynamic Master Portfolios. At December 31, 2019, the percentage of each LifePath Dynamic Master Portfolio owned by its corresponding LifePath Dynamic Fund was approximately 100%. The financial statements of the LifePath Dynamic Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the LifePath Dynamic Funds’ financial statements.

Each LifePath Dynamic Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A, Investor C, and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The LifePath Dynamic Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, are included in a complex equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 12-13, 2019, the Board approved a proposal pursuant to which each LifePath Dynamic Fund will cease to invest in its corresponding “master” portfolio as part of a “master-feeder” structure and instead operate as a stand-alone fund. In connection with this change, the Trust, on behalf of each Fund, will enter into a management agreement with BAL, the terms of which will be substantially the same as the current management agreement between BAL and each corresponding LifePath Dynamic Master Portfolio, including the management fee rate. The change into a stand-alone structure will not create a taxable event for the LifePath Dynamic Funds or their shareholders. These changes are expected to be effective on or about March 9, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Dynamic Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each LifePath Dynamic Master Portfolio are accounted for on a trade date basis. Each LifePath Dynamic Fund records its proportionate share of LifePath Dynamic Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the LifePath Dynamic Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a LifePath Dynamic Fund enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Dynamic Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Dynamic Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Dynamic Fund or its classes are charged to that LifePath Dynamic Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Dynamic Funds and other shared expenses prorated to the LifePath Dynamic Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each LifePath Dynamic Fund’s policy is to value its financial instruments at fair value. Each LifePath Dynamic Fund records its investment in its corresponding LifePath Dynamic Master Portfolio at fair value based on each LifePath Dynamic Fund’s proportionate interest in the net assets of its corresponding LifePath Dynamic Master Portfolio. Valuation of securities held by the LifePath Dynamic Master Portfolios is discussed in Note 3 of the LifePath Dynamic Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the LifePath Dynamic Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the LifePath Dynamic Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Dynamic Funds. BAL is entitled to receive for these administrative services an annual fee of 0.35% based on the average daily net assets of each LifePath Dynamic Fund’s Institutional and Investor A Shares, 0.40% of the average daily net assets of Investor C Shares, 0.15% of the average daily net assets of Class K Shares and 0.30% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Dynamic Funds and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each LifePath Dynamic Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic 2025 Fund	$8,411	$95,264	$11,358	$29,812	$15,986	$160,831
LifePath Dynamic 2035 Fund	11,086	106,820	12,211	18,910	13,385	162,412
LifePath Dynamic 2045 Fund	14,002	68,808	6,702	13,175	10,768	113,455
LifePath Dynamic 2055 Fund	9,206	48,103	4,133	4,862	4,628	70,932
LifePath Dynamic 2065 Fund	244	244	278	626	209	1,601

Service and Distribution Fees: The Trust, on behalf of the LifePath Dynamic Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Dynamic Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each LifePath Dynamic Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the LifePath Dynamic Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each LifePath Dynamic Fund:

Service and Distribution Fees	Investor A	Investor C	Class R	Total
LifePath Dynamic 2025 Fund	$68,062	$28,418	$26,796	$123,276
LifePath Dynamic 2035 Fund	76,304	30,558	22,457	129,319
LifePath Dynamic 2045 Fund	49,182	16,762	18,009	83,953
LifePath Dynamic 2055 Fund	34,399	10,342	7,788	52,529
LifePath Dynamic 2065 Fund	174	696	348	1,218

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each LifePath Dynamic Fund’s Investor A Shares as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Investor A	$1,194	$308	$1,656	$578	$—

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

For the year ended December 31, 2019, affiliates received CDSCs as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Investor A	$—	$32	$427	$—	$—
Investor C	173	188	360	19	—

Expense Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the LifePath Dynamic Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Dynamic Funds. BAL has contractually agreed to reimburse the LifePath Dynamic Funds or provide an offsetting credit against the administration fees paid by the LifePath Dynamic Funds in an amount equal to these independent expenses through April 30, 2029. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended year ended December 31, 2019, the LifePath Dynamic Funds waived the following amounts:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Amounts waived	$11,000	$11,000	$11,001	$11,000	$10,988

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each LifePath Dynamic Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Dynamic Funds’ investment policies and restrictions. Each LifePath Dynamic Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the LifePath Dynamic Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. or its affiliates.

5.	INCOME TAX INFORMATION

The LifePath Dynamic Fund’s policyto comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each LifePath Dynamic Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. Except for LifePath Dynamic 2065 Fund, the statute of limitations on each LifePath Dynamic Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statute of limitations on LifePath Dynamic 2065 Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2019. The statutes of limitations on each LifePath Dynamic Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Dynamic Funds as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Dynamic Funds’ financial statements.

The tax character of distributions paid was as follows:

	LifePath Dynamic 2025 Fund		LifePath Dynamic 2035 Fund		LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Ordinary income
12/31/19	$1,696,885		$1,313,415		$816,299	$452,442	$25,979
12/31/18	2,975,989	(a)	2,935,232	(a)	1,995,328	1,044,261	—
Long-term capital gains
12/31/19	1,643,581		1,955,802		1,507,012	763,002	—
12/31/18	1,561,818		1,736,862		1,210,884	645,338	—

Total
12/31/19	$3,340,466		$3,269,217		$2,323,311	$1,215,444	$25,979

12/31/18	$4,537,807		$4,672,094		$3,206,212	$1,689,599	—

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Undistributed ordinary income	$281,279	$404,747	$317,357	$79,158	$4,394
Undistributed long-term capital gains	307,003	374,136	365,007	269,418	—
Non-expiring Capital loss carryforwards(a)	—	—	—	—	(9,127)
Net unrealized gains (losses)(b)	4,890,495	5,749,757	4,818,499	2,667,833	194,707

	$5,478,777	$6,528,640	$5,500,863	$3,016,409	$189,974

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income, the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2025 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	145,686	$1,886,939	489,610	$6,605,422
Shares issued in reinvestment of distributions	10,305	137,716	42,602	558,096
Shares redeemed	(68,009)	(887,130)	(1,818,550)	(24,057,969)

Net increase (decrease)	87,982	$1,137,525	(1,286,338)	$(16,894,451)

Investor A
Shares sold	450,949	$5,854,201	440,495	$5,864,901
Shares issued in reinvestment of distributions	94,968	1,256,631	202,587	2,457,256
Shares redeemed	(1,010,908)	(13,197,354)	(750,728)	(10,048,972)

Net decrease	(464,991)	$(6,086,522)	(107,646)	$(1,726,815)

Investor C
Shares sold	78,990	$1,027,278	63,587	$851,659
Shares issued in reinvestment of distributions	10,304	135,798	17,187	205,438
Shares redeemed	(39,874)	(514,450)	(63,741)	(848,835)

Net increase	49,420	$648,626	17,033	$208,262

Class K
Shares sold	2,102,462	$27,097,520	255,977	$3,460,475
Shares issued in reinvestment of distributions	116,758	1,545,874	71,296	863,497
Shares redeemed	(432,577)	(5,624,969)	(138,864)	(1,868,666)

Net increase	1,786,643	$23,018,425	188,409	$2,455,306

Class R
Shares sold	363,664	$4,788,863	135,645	$1,748,415
Shares issued in reinvestment of distributions	19,801	261,740	35,815	430,247
Shares redeemed	(398,789)	(5,206,426)	(62,477)	(833,508)

Net increase (decrease)	(15,324)	$(155,823)	108,983	$1,345,154

Total Net Increase (Decrease)	1,443,730	$18,562,231	(1,079,559)	$(14,612,544)

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2035 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	152,746	$2,104,437	264,562	$3,852,104
Shares issued in reinvestment of distributions	13,570	193,338	34,223	461,900
Shares redeemed	(69,828)	(967,536)	(873,258)	(12,371,104)

Net increase (decrease)	96,488	$1,330,239	(574,473)	$(8,057,100)

Investor A
Shares sold	445,966	$6,179,054	341,803	$4,898,137
Shares issued in reinvestment of distributions	103,630	1,468,415	232,227	2,937,697
Shares redeemed	(844,234)	(11,720,338)	(490,579)	(6,976,676)

Net increase (decrease)	(294,638)	$(4,072,869)	83,451	$859,158

Investor C
Shares sold	62,286	$841,570	78,177	$1,111,289
Shares issued in reinvestment of distributions	9,307	130,917	20,065	248,781
Shares redeemed	(63,644)	(872,735)	(51,344)	(730,860)

Net increase	7,949	$99,752	46,898	$629,210

Class K
Shares sold	1,464,322	$20,534,910	124,283	$1,822,958
Shares issued in reinvestment of distributions	84,177	1,218,744	54,096	696,327
Shares redeemed	(176,844)	(2,480,509)	(42,967)	(621,229)

Net increase	1,371,655	$19,273,145	135,412	$1,898,056

Class R
Shares sold	387,779	$5,403,856	59,883	$858,849
Shares issued in reinvestment of distributions	17,770	251,907	25,185	317,943
Shares redeemed	(274,592)	(3,784,365)	(88,925)	(1,283,757)

Net increase (decrease)	130,957	$1,871,398	(3,857)	$(106,965)

Total Net Increase (Decrease)	1,312,411	$18,501,665	(312,569)	$(4,777,641)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2045 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	126,649	$1,801,837	178,525	$2,736,810
Shares issued in reinvestment of distributions	14,884	225,986	32,974	460,490
Shares redeemed	(70,053)	(1,017,500)	(515,232)	(7,743,615)

Net increase (decrease)	71,480	$1,010,323	(303,733)	$(4,546,315)

Investor A
Shares sold	255,882	$3,710,591	261,383	$3,961,941
Shares issued in reinvestment of distributions	61,642	933,153	136,045	1,819,866
Shares redeemed	(480,543)	(7,046,358)	(311,698)	(4,780,156)

Net increase (decrease)	(163,019)	$(2,402,614)	85,730	$1,001,651

Investor C
Shares sold	43,427	$623,790	56,674	$858,315
Shares issued in reinvestment of distributions	4,748	71,162	11,223	146,758
Shares redeemed	(55,389)	(795,393)	(35,947)	(544,148)

Net increase (decrease)	(7,214)	$(100,441)	31,950	$460,925

Class K
Shares sold	1,066,982	$15,664,635	139,803	$2,184,070
Shares issued in reinvestment of distributions	58,405	900,712	34,106	461,838
Shares redeemed	(119,834)	(1,760,033)	(44,264)	(677,975)

Net increase	1,005,553	$14,805,314	129,645	$1,967,933

Class R
Shares sold	172,411	$2,543,252	61,622	$935,397
Shares issued in reinvestment of distributions	12,607	190,657	23,659	314,270
Shares redeemed	(167,375)	(2,397,684)	(31,151)	(473,505)

Net increase	17,643	$336,225	54,130	$776,162

Total Net Increase (Decrease)	924,443	$13,648,807	(2,278)	$(339,644)

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 12/31/19		Year Ended 12/31/18
LifePath Dynamic 2055 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	109,862	$1,655,918	147,737	$2,339,289
Shares issued in reinvestment of distributions	9,887	155,902	17,583	253,415
Shares redeemed	(34,573)	(519,889)	(339,454)	(5,267,062)

Net increase (decrease)	85,176	$1,291,931	(174,134)	$(2,674,358)

Investor A
Shares sold	267,843	$4,016,695	220,170	$3,454,479
Shares issued in reinvestment of distributions	39,725	622,770	79,904	1,096,534
Shares redeemed	(346,288)	(5,263,361)	(139,976)	(2,183,477)

Net increase (decrease)	(38,720)	$(623,896)	160,098	$2,367,536

Investor C
Shares sold	29,384	$437,909	34,855	$540,249
Shares issued in reinvestment of distributions	2,994	46,497	5,620	75,457
Shares redeemed	(21,106)	(315,539)	(20,564)	(314,579)

Net increase	11,272	$168,867	19,911	$301,127

Class K
Shares sold	348,229	$5,361,096	103,655	$1,663,652
Shares issued in reinvestment of distributions	18,491	296,673	12,891	180,399
Shares redeemed	(61,171)	(932,877)	(61,632)	(991,964)

Net increase	305,549	$4,724,892	54,914	$852,087

Class R
Shares sold	166,958	$2,553,228	38,030	$593,449
Shares issued in reinvestment of distributions	5,785	90,577	5,706	78,303
Shares redeemed	(105,917)	(1,614,313)	(26,846)	(413,928)

Net increase	66,826	$1,029,492	16,890	$257,824

Total Net Increase	430,103	$6,591,286	77,679	$1,104,216

	Period from 10/30/19 (a) to 12/31/19
LifePath Dynamic 2065 Fund	Shares	Amount
Institutional
Shares sold	40,001	$400,010
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1)	(10)

Net increase	40,000	$400,000

Investor A
Shares sold	40,001	$400,010
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1)	(10)

Net increase	40,000	$400,000

Investor C
Shares sold	40,001	$400,010
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1)	(10)

Net increase	40,000	$400,000

Class K
Shares sold	240,001	$2,400,010
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1)	(10)

Net increase	240,000	$2,400,000

Class R
Shares sold	40,001	$400,010
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1)	(10)

Net increase	40,000	$400,000

Total Net Increase	400,000	$4,000,000

(a)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

As of December 31, 2019, shares of the LifePath Dynamic Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the LifePath Dynamic Funds, were as follows:

	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Institutional	—	—
Investor A	—	—
Investor C	—	—
Class K	2,003	2,001
Class R	—	2,000

As of December 31, 2019, shares of the LifePath Dynamic Funds owned by BlackRock Financial Management, Inc., an affiliate of the LifePath Dynamic Funds, were as follows:

LifePath Dynamic 2065 Fund
Institutional	40,000
Investor A	40,000
Investor C	40,000
Class K	240,000
Class R	40,000

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Dynamic Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Board of Trustees of

BlackRock Funds III and Shareholders of each of the five series listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the series listed in the table below (five of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
BlackRock LifePath® Dynamic 2025 Fund BlackRock LifePath® Dynamic 2035 Fund BlackRock LifePath® Dynamic 2045 Fund BlackRock LifePath® Dynamic 2055 Fund	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and 2015
BlackRock LifePath® Dynamic 2065 Fund	For the period October 30, 2019 (commencement of operations) through December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2019:

	Payable Date	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Qualified Dividend Income for Individuals(a)	Quarterly	34.81%	58.53%	79.55%	85.78%	82.83%
Qualified Business Income(a)	Quarterly	2.17	5.55	8.61	9.09	—
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	Quarterly	10.81	17.57	22.75	24.93	16.89
Federal Obligation Interest(b)	Quarterly	5.27	4.65	4.39	4.25	0.74
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(c)	Quarterly	58.00	29.67	12.17	10.86	1.71

(a)	The LifePath Dynamic Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Dynamic Funds distributed long-term capital gains per share to shareholders of record as follows:

	Record Date	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Long-Term Capital Gains Per Share	12/30/2019	$0.313971	$0.415922	$0.475882	$0.455113

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information  as of December 31, 2019

LifePath® Dynamic 2025 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	52%
Fixed Income Funds	43
Short-Term Securities	12
Liabilities in Excess of Other Assets	(7)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	31%
CoreAlpha Bond Master Portfolio	30
International Tilts Master Portfolio	8
iShares TIPS Bond ETF	7
Master Total Return Portfolio	6
BlackRock Advantage Emerging Markets Fund — Class K	5
BlackRock Tactical Opportunities Fund — Class K	3
iShares Developed Real Estate Index Fund — Class K	2
iShares MSCI EAFE Small-Cap ETF	2

LifePath® Dynamic 2035 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	73%
Fixed Income Funds	21
Short-Term Securities	12
Liabilities in Excess of Other Assets	(6)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	42%
CoreAlpha Bond Master Portfolio	13
International Tilts Master Portfolio	13
BlackRock Advantage Emerging Markets Fund — Class K	8
iShares TIPS Bond ETF	5
iShares Developed Real Estate Index Fund — Class K	4
BlackRock Tactical Opportunities Fund — Class K	3
iShares MSCI EAFE Small-Cap ETF	3
Master Total Return Portfolio	2

LifePath® Dynamic 2045 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	87%
Short-Term Securities	11
Fixed Income Funds	4
Liabilities in Excess of Other Assets	(2)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	51%
International Tilts Master Portfolio	17
BlackRock Advantage Emerging Markets Fund — Class K	10
iShares Developed Real Estate Index Fund — Class K	4
iShares MSCI EAFE Small-Cap ETF	4
CoreAlpha Bond Master Portfolio	2
iShares TIPS Bond ETF	1
BlackRock Tactical Opportunities Fund — Class K	1
Master Total Return Portfolio	1

The LifePath® Dynamic Master Portfolios’ allocations and holdings listed above are current as of the report date. However, the LifePath® Dynamic Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER PORTFOLIO INFORMATION	57

Master Portfolio Information  as of December 31, 2019 (continued)

LifePath® Dynamic 2055 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	89%
Short-Term Securities	10
Fixed Income Funds	1

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Active Stock Master Portfolio	52%
International Tilts Master Portfolio	18
BlackRock Advantage Emerging Markets Fund — Class K	10
iShares Developed Real Estate Index Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	4
CoreAlpha Bond Master Portfolio	1

LifePath® Dynamic 2065 Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Net Assets
Equity Funds	94%
Short-Term Securities	9
Fixed Income Funds	1
Liabilities in Excess of Other Assets	(4)

TEN LARGEST HOLDINGS

Holdings	Percent of Total Net Assets
Active Stock Master Portfolio	52%
International Tilts Master Portfolio	19
BlackRock Advantage Emerging Markets Fund — Class K	10
iShares Developed Real Estate Index Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	4
iShares MSCI Canada ETF	3
iShares Russell 2000 ETF	2
CoreAlpha Bond Master Portfolio	1

The LifePath® Dynamic Master Portfolios’ allocations and holdings listed above are current as of the report date. However, the LifePath® Dynamic Master Portfolios are regularly monitored and their composition may vary throughout various periods.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	LifePath® Dynamic 2025 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 107.1%

Equity Funds — 51.8%
Active Stock Master Portfolio	$21,308,306	$21,308,306
BlackRock Advantage Emerging Markets Fund — Class K	324,716	3,542,655
BlackRock Tactical Opportunities Fund — Class K	161,827	2,173,336
International Tilts Master Portfolio	$5,807,694	5,807,694
iShares Developed Real Estate Index Fund — Class K	157,568	1,730,092
iShares MSCI EAFE Small-Cap ETF(a)	22,178	1,381,246

		35,943,329

Fixed Income Funds — 43.3%
CoreAlpha Bond Master Portfolio	$20,975,583	20,975,583
iShares TIPS Bond ETF	44,433	5,179,555
Master Total Return Portfolio	$3,944,897	3,944,897

		30,100,035

Security	Shares/ Investment Value	Value

Short-Term Securities — 12.0%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 1.87%(b)(c)	$972,906	$973,295
BlackRock Cash Funds: Treasury,
SL Agency Shares, 1.55%(b)	7,339,296	7,339,296

		8,312,591

Total Affiliated Investment Companies — 107.1% (Cost — $69,256,257)		74,355,955

Liabilities in Excess of Other Assets — (7.1) %		(4,932,786)

Net Assets — 100.0%		$69,423,169

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	All portion of the security was purchased with the cash collateral from loaned securities.
(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio(b)	$13,605,797	$7,702,509	$—	$21,308,306	$21,308,306	$311,616		$1,681,222	$3,010,406
BlackRock Advantage Emerging Markets Fund — Class K	223,206	168,306	(66,796)	324,716	3,542,655	80,960		(41,795)	454,136
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	951,508	21,398	—	972,906	973,295	3,370	(c)	393	—
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	1,351,614	5,987,682	—	7,339,296	7,339,296	56,572		—	—
BlackRock Tactical Opportunities Fund — Class K	105,669	76,152	(19,994)	161,827	2,173,336	71,081		(283)	(40,493)
CoreAlpha Bond Master Portfolio(b)	$13,093,963	$7,881,620	$—	$20,975,583	20,975,583	481,149		333,707	(253,642)
International Tilts Master Portfolio(b)	$4,077,323	$1,730,371	$—	$5,807,694	5,807,694	170,723		150,818	1,305,468
iShares Developed Real Estate Index Fund — Class K	—	195,284	(37,716)	157,568	1,730,092	73,751		(772)	(38,892)
iShares Edge MSCI Multifactor International ETF(d)	35,488	7,882	(43,370)	—	—	16,739		109,108	(37,132)
iShares Edge MSCI Multifactor USA ETF(d)	17,069	15,710	(32,779)	—	—	8,034		90,615	(22,379)
iShares International Developed Real Estate ETF(d)	—	12,690	(12,690)	—	—	2,056		(2,306)	—
iShares MSCI EAFE Small-Cap ETF	17,282	5,713	(817)	22,178	1,381,246	46,113		(4,280)	215,555
iShares TIPS Bond ETF	23,792	24,643	(4,002)	44,433	5,179,555	68,623		5,327	208,431
iShares U.S. Real Estate ETF(d)	—	6,737	(6,737)	—	—	—		(605)	—
Master Total Return Portfolio(b)	$2,398,817	$1,546,080	$—	$3,944,897	3,944,897	143,280		96,452	169,859

					$74,355,955	$1,534,067		$2,417,601	$4,971,317

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2025 Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	6	03/19/20	$936	$4,486
E-Mini MSCI EAFE Index	21	03/20/20	2,138	56,946
Russell 2000 E-Mini Index	26	03/20/20	2,172	44,678
S&P 500 E-Mini Index	3	03/20/20	485	13,856

				119,966

Short Contracts
U.S. Treasury Ultra Bond	4	03/20/20	727	23,368

				$143,334

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	977,113	USD	737,140	Morgan Stanley & Co. International PLC	03/18/20	$15,525
EUR	300,000	USD	334,702	Bank of America N.A.	03/18/20	3,389
EUR	3,136,903	USD	3,495,984	Bank of America N.A.	03/18/20	39,206

	Net unrealized appreciation					58,120

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Assets — Derivative Financial Instruments
Future contracts
Unrealized appreciation on future contracts(a)	$—	$—	$119,966	$—	$23,368		$—	$143,334
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	58,120	—		—	58,120

	$—	$—	$119,966	$58,120	$23,368	$—		$201,454

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2025 Master Portfolio

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$677,639	$—	$(23,220)	$—	$654,419
Forward foreign currency exchange contracts	—	—	—	(174,870)	—	—	(174,870)

	$—	$—	$677,639	$(174,870)	$(23,220)	$—	$479,549

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$322,312	$—	$14,815	$—	$337,127
Forward foreign currency exchange contracts	—	—	—	102,158	—	—	102,158

	$—	$—	$322,312	$102,158	$14,815	$—	$439,285

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,039,458
Average notional value of contracts — short	$1,696,930
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,360,564
Average amounts sold — in USD	$5,179,923

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$19,350	$1,571
Forward foreign currency exchange contracts	58,120	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$77,470	$1,571
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,350)	(1,571)

Total derivative assets and liabilities subject to an MNA	$58,120	$—

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)
Bank of America N.A.	$42,595	$—	$—	$—	$42,595
Morgan Stanley & Co. International PLC	15,525	—	—	—	15,525

	$58,120	$—	$—	$—	$58,120

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2025 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies
Equity Funds	$8,827,329	$—	$—	$8,827,329
Fixed Income Funds	5,179,555	—	—	5,179,555
Short-Term Securities	8,312,591	—	—	8,312,591

Subtotal	$22,319,475	$—	$—	$22,319,475

Investments Valued at NAV(a)				52,036,480

Total Investments				$74,355,955

Derivative Financial Instruments (b)
Assets:
Equity contracts	$119,966	$—	$—	$119,966
Forward foreign currency contracts	—	58,120	—	58,120
Interest rate contracts	23,368	—	—	23,368

	$143,334	$58,120	$—	$201,454

(a)

Certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	LifePath® Dynamic 2035 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies (d) — 105.6%

Equity Funds — 72.9%
Active Stock Master Portfolio	$29,282,918	$29,282,918
BlackRock Advantage Emerging Markets Fund — Class K	495,913	5,410,406
BlackRock Tactical Opportunities Fund — Class K	157,464	2,114,741
International Tilts Master Portfolio	9,205,092	9,205,092
iShares Developed Real Estate Index Fund — Class K	226,151	2,483,142
iShares MSCI EAFE Small-Cap ETF(a)	33,451	2,083,328

		50,579,627

Fixed Income Funds — 20.5%
CoreAlpha Bond Master Portfolio	9,219,168	9,219,168
iShares TIPS Bond ETF(a)	28,542	3,327,141
Master Total Return Portfolio	1,698,948	1,698,948

		14,245,257

Security	Shares/ Investment Value	Value

Short-Term Securities — 12.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.87%(b)(c)	$2,150,636	$2,151,497
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.55%(c)	6,296,905	6,296,905

		8,448,402

Total Affiliated Investment Companies — 105.6% (Cost — $67,208,366)		73,273,286

Liabilities in Excess of Other Assets — (5.6)%		(3,890,929)

Net Assets — 100.0%		$69,382,357

(a)	Security, or a portion of the security, is on loan.
(b)	All or a portion of security was purchased with the cash collateral from loaned securities.
(c)	Annualized 7-day yield as of period end.
(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio(b)	$17,201,161	$12,081,757	$—	$29,282,918	$29,282,918	$396,428		$1,914,221	$3,700,668
BlackRock Advantage Emerging Markets Fund-Class K	288,485	302,075	(94,647)	495,913	5,410,406	121,761		(63,131)	642,278
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	1,249,787	900,849	—	2,150,636	2,151,497	4,770	(c)	544	(2)
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	467,926	5,828,979	—	6,296,905	6,296,905	40,504		—	—
BlackRock Tactical Opportunities Fund-Class K	102,371	60,735	(5,642)	157,464	2,114,741	68,072		1,489	(37,924)
CoreAlpha Bond Master Portfolio(b)	$5,494,666	$3,724,502	$—	$9,219,168	9,219,168	196,282		139,521	(224,024)
International Tilts Master Portfolio(b)	$5,050,546	$4,154,546	$—	$9,205,092	9,205,092	209,020		194,543	1,479,774
iShares Developed Real Estate Index Fund-Class K	—	324,930	(98,779)	226,151	2,483,142	106,290		(239)	(54,575)
iShares Edge MSCI Multifactor International ETF(d)	48,587	2,048	(50,635)	—	—	20,136		114,833	(21,360)
iShares Edge MSCI Multifactor USA ETF(d)	29,879	3,411	(33,290)	—	—	10,959		172,049	(45,389)
iShares International Developed Real Estate ETF(d)	—	21,494	(21,494)	—	—	3,582		(3,698)	—
iShares MSCI Canada ETF(d)	1,178	—	(1,178)	—	—	—		(607)	4,244
iShares MSCI EAFE Small-Cap ETF	24,627	13,777	(4,953)	33,451	2,083,328	65,577		(31,760)	331,220
iShares TIPS Bond ETF	10,594	20,262	(2,314)	28,542	3,327,141	37,069		2,768	95,500
iShares U.S. Real Estate ETF(d)	—	11,285	(11,285)	—	—	—		(1,013)	—
Master Total Return Portfolio(b)	$1,266,978	$431,970	$—	$1,698,948	1,698,948	64,695		45,336	148,184

					$73,273,286	$1,345,145		$2,484,856	$6,018,594

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2035 Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	9	03/19/20	$1,403	$6,729
E-Mini MSCI EAFE Index	30	03/20/20	3,055	73,201
Russell 2000 E-Mini Index	20	03/20/20	1,671	34,367
S&P 500 E-Mini Index	3	03/20/20	485	13,856

				128,153

Short Contracts
10-Year U.S. Treasury Note	10	03/20/20	1,284	11,158
U.S. Treasury Ultra Bond	4	03/20/20	727	23,368

				34,526

				$162,679

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,628,104	USD	1,228,252	Morgan Stanley & Co. International PLC	03/18/20	$25,869
EUR	350,000	USD	390,485	Bank of America N.A.	03/18/20	3,954
EUR	3,006,703	USD	3,350,880	Bank of America N.A.	03/18/20	37,578

Net unrealized appreciation						$67,401

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$128,153	$—	$34,526	$—	$162,679
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	67,401	—	—	67,401

	$—	$—	$128,153	$67,401	$34,526	$—	$230,080

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2035 Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$624,333	$—	$36,746	$—	$661,079
Forward foreign currency exchange contracts	—	—	—	(166,778)	—		(166,778)

	$—	$—	$624,333	$(166,778)	$36,746	$—	$494,301

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$295,717	$—	$11,718	$—	$307,435
Forward foreign currency exchange contracts	—	—	—	119,883	—	—	119,883

	$—	$—	$295,717	$119,883	$11,718	$—	$427,318

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,519,532
Average notional value of contracts — short	$2,022,672
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,566,332
Average amounts sold — in USD	$5,307,980

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$22,828	$2,356
Forward foreign currency exchange contracts	67,401	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$90,229	$2,356
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(22,828)	(2,356)

Total derivative assets and liabilities subject to an MNA	$67,401	$—

The following table presents the Lifepath Dynamic Master Portfolio derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Lifepath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)
Bank of America N.A.	$41,532	$—	$—	$—	$41,532
Morgan Stanley & Co. International PLC	25,869	—	—	—	25,869

	$67,401	$—	$—	$—	$67,401

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2035 Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Lifepath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Lifepath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds	$12,091,617	$—	$—	$12,091,617
Fixed Income Fund	3,327,141	—	—	3,327,141
Short-Term Securities	8,448,402	—	—	8,448,402

Subtotal	$23,867,160	$—	$—	$23,867,160

Investments Valued at NAV(a)				49,406,126

Total Investments				$73,273,286

Derivative Financial Instruments (b)
Assets:
Forward foreign currency contracts	$—	$67,401	$—	$67,401
Interest rate contracts	34,526	—	—	34,526
Equity contracts	128,153	—	—	128,153

	$162,679	$67,401	$—	$230,080

(a)

Certain investments of the Lifepath Dynamic Master were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	LifePath® Dynamic 2045 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 101.2%

Equity Funds — 86.7%
Active Stock Master Portfolio	$25,529,263	$25,529,263
BlackRock Advantage Emerging Markets Fund — Class K	453,125	4,943,591
BlackRock Tactical Opportunities Fund — Class K	37,764	507,176
Master Total Return Portfolio	$19,004	253,365
International Tilts Master Portfolio	$8,495,927	8,495,927
iShares Developed Real Estate Index Fund — Class K	199,993	2,195,928
iShares MSCI EAFE Small-Cap ETF(a)	29,904	1,862,421

		43,787,671

Fixed Income Funds — 3.9%
CoreAlpha Bond Master Portfolio	$1,237,147	1,237,147
iShares TIPS Bond ETF(a)	6,170	719,237

		1,956,384

Security	Shares/ Investment Value	Value

Short-Term Securities — 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.87%(b)(c)	$138,315	$138,370
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.55%(b)	5,240,686	5,240,686

		5,379,056

Total Affiliated Investment Companies — 101.2% (Cost — $46,044,244)		51,123,111

Liabilities in Excess of Other Assets — (1.2)%		(620,878)

Net Assets — 100.0%		$50,502,233

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio(b)	$14,311,152	$11,218,111	$—	$25,529,263	$25,529,263	$325,958		$1,467,849	$2,883,748
BlackRock Advantage Emerging Markets Fund — Class K(b)	245,996	270,535	(63,406)	453,125	4,943,591	109,191		(36,695)	550,691
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	455,840	—	(317,525)	138,315	138,370	3,221	(c)	299	—
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	81,017	5,159,669	—	5,240,686	5,240,686	55,010		—	—
BlackRock Tactical Opportunities Fund — Class K	23,768	13,997	(1)	37,764	507,176	14,681		—	(7,496)
Master Total Return Portfolio(b)	$—	$19,004	$—	$19,004	253,365	1		—	—
CoreAlpha Bond Master Portfolio(b)	$1,010,090	$227,057	$—	$1,237,147	1,237,147	37,167		39,300	53,996
International Tilts Master Portfolio(b)	$4,608,540	$3,887,387	$—	$8,495,927	8,495,927	184,047		198,833	1,356,846
iShares Developed Real Estate Index Fund — Class K	—	293,578	(93,585)	199,993	2,195,928	94,464		(851)	(47,945)
iShares Edge MSCI Multifactor International ETF	31,238	3,481	(34,719)	—	—	17,221		92,495	(32,684)
iShares Edge MSCI Multifactor USA ETF(d)	40,433	4,726	(45,159)	—	—	11,780		203,877	(45,050)
iShares International Developed Real Estate ETF(d)	—	19,540	(19,540)	—	—	3,376		(3,197)	—
iShares MSCI EAFE Small-Cap ETF	17,813	17,186	(5,095)	29,904	1,862,421	55,105		(597)	251,337
iShares TIPS Bond ETF	1,192	5,394	(416)	6,170	719,237	6,322		6	12,733
iShares U.S. Real Estate ETF	—	10,106	(10,106)	—	—	—		(907)	—

					$51,123,111	$917,544		$1,960,412	$4,976,176

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2045 Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	8	03/19/20	$1,247	$5,981
E-Mini MSCI EAFE Index	26	03/20/20	2,647	65,071
Russell 2000 E-Mini Index	12	03/20/20	1,002	20,620
S&P 500 E-Mini Index	2	03/20/20	323	9,238

				100,910

Short Contracts
10-Year U.S. Treasury Note	13	03/20/20	1,669	14,137
U.S. Treasury Ultra Bond	3	03/20/20	545	17,526

				31,663

				$132,573

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,474,637	USD	1,112,476	Morgan Stanley & Co. International PLC	03/18/20	$23,431
EUR	39,071	USD	43,543	Bank of America N.A.	03/18/20	488
EUR	200,000	USD	223,134	Bank of America N.A.	03/18/20	2,259
EUR	2,171,104	USD	2,419,782	Bank of America N.A.	03/18/20	26,983

Net unrealized appreciation						$53,161

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$100,910	$—	$31,663	$—	$132,573
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	53,161	—	—	53,161

	$—	$—	$100,910	$53,161	$31,663	$—	$185,734

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$408,352	$—	$(17,017)	$—	$391,335
Forward foreign currency exchange contracts	—	—	—	(118,657)	—	—	(118,657)

	$—	$—	$408,352	$(118,657)	$(17,017)	$—	$272,678

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$168,245	$—	$31,663	$—	$199,908
Forward foreign currency exchange contracts	—	—	—	93,589	—	—	$93,589

	$—	$—	$177,328	$93,589	$31,663	$—	$293,497

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2045 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,400,866
Average notional value of contracts — short	$1,865,613
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,310,057
Average amounts sold — in USD	$4,022,513

For more information about the LifePath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$19,210	$2,095
Forward foreign currency exchange contracts	53,161	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$72,371	$2,095
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(19,210)	(2,095)

Total derivative assets and liabilities subject to an MNA	$53,161	$—

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)
Bank of America N.A.	$29,730	$—	$—	$—	$29,730
Morgan Stanley & Co. International PLC	23,431	—	—	—	23,431

	$53,161	$—	$—	$—	$53,161

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investments Companies
Equity Funds	$9,762,481	$—	$—	$9,762,481
Fixed Income Funds	719,237	—	—	719,237
Short-Term Securities	5,379,056	—	—	5,379,056

Subtotal	$15,860,774	$—	$—	$15,860,774

Investments Valued at NAV(a)				35,262,337

Total Investments				$51,123,111

Derivative Financial Instruments (b)
Assets:
Equity contracts	$100,910	$—	$—	$100,910
Forward foreign currency contracts	—	53,161	—	53,161
Interest rate contracts	31,663	—	—	31,663

	$132,573	$53,161	$—	$185,734

(a)

Certain investments of the LifePath Dynamic Master were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Schedule of Investments December 31, 2019	LifePath® Dynamic 2055 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 100.1%

Equity Funds — 89.2%
Active Stock Master Portfolio	$14,405,876	$14,405,876
BlackRock Advantage Emerging Markets Fund — Class K	260,340	2,840,312
Master Total Return Portfolio	$10	133
International Tilts Master Portfolio	$4,957,218	4,957,218
iShares Developed Real Estate Index Fund — Class K	114,152	1,253,383
iShares MSCI EAFE Small-Cap ETF(a)	16,909	1,053,093

		24,510,015

Fixed Income Funds — 1.0%
CoreAlpha Bond Master Portfolio	$241,841	241,841
iShares TIPS Bond ETF	331	38,584

		280,425

Security	Shares/ Investment Value	Value

Short-Term Securities — 9.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.87%(b)(c)	$6,266	$6,268
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.55%(c)	2,710,144	2,710,144

		2,716,412

Total Affiliated Investment Companies — 100.1% (Cost — $24,746,580)		27,506,852

Liabilities in Excess of Other Assets — (0.1)%		(14,800)

Net Assets — 100.0%		$27,492,052

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	All or a portion of security was purchased with the cash collateral from loaned securities.
(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio(b)	$7,607,800	$6,798,076		$—	$14,405,876	$14,405,876	$189,807		$766,642	$1,625,430
BlackRock Advantage Emerging Markets Fund — Class K	149,850	148,171		(37,681)	260,340	2,840,312	63,204		(23,607)	315,006
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	129,439	—		(123,173)	6,266	6,268	2,127	(c)	299	—
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	344,109	2,366,035	(b)	—	2,710,144	2,710,144	41,246		—	—
Master Total Return Portfolio(b)	$—	$10		$—	$10	133	1		—	—
CoreAlpha Bond Master Portfolio(b)	$195,395	$46,446		$—	$241,841	241,841	6,599		4,573	15,680
International Tilts Master Portfolio(b)	$2,731,807	$2,225,411		$—	$4,957,218	4,957,218	111,553		106,132	783,397
iShares Developed Real Estate Index Fund — Class K	—	179,111		(64,959)	114,152	1,253,383	54,116		(541)	(26,274)
iShares Edge MSCI Multifactor International ETF(d)	18,468	813		(19,281)	—	—	10,181		53,428	(19,323)
iShares Edge MSCI Multifactor USA ETF(d)	33,447	2,601		(36,048)	—	—	13,987		196,932	(59,418)
iShares International Developed Real Estate ETF(d)	—	13,908		(13,908)	—	—	2,495		—	—
iShares MSCI Canada ETF(d)	4,986	1,249		(6,235)	—	—	1,262		2,879	20,750
iShares MSCI EAFE Small-Cap ETF	12,729	9,338		(5,158)	16,909	1,053,093	33,759		(17,224)	174,557
iShares TIPS Bond ETF	—	331		—	331	38,584	381		—	392

						$27,506,852	$530,718		$1,089,513	$2,830,197

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the LifePath Dynamic Master Portfolio.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2055 Master Portfolio (Percentages shown are based on Net Assets)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
S&P/TSX 60 Index	5	03/19/20	$780	$3,738
E-Mini MSCI EAFE Index	14	03/20/20	1,426	35,247
Russell 2000 E-Mini Index	7	03/20/20	585	12,029

				$51,014

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	981,493	USD	740,445	Morgan Stanley & Co. International PLC	03/18/20	$15,595
EUR	30,135	USD	33,585	Bank of America N.A.	03/18/20	377
EUR	100,000	USD	111,567	Bank of America N.A.	03/18/20	1,129
EUR	1,193,528	USD	1,330,220	Morgan Stanley & Co. International PLC	03/18/20	14,848

Net unrealized appreciation						$31,949

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on future contracts(a)	$—	$—	$51,014	$—	$—	$—	$51,014
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	31,949	—	—	31,949

	$—	$—	$51,014	$31,949	$—	$—	$82,963

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in the accumulated earnings (loss).

For year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain(Loss) from:
Futures contracts	$—	$—	$155,681	$—	$—	$—	$155,681
Forward foreign currency exchange contracts	—	—	—	(69,417)	—	—	(69,417)

	$—	$—	$155,681	$(69,417)	$—	$—	$86,264

Net Change in Unrealized Appreciation(Depreciation) on:
Futures contracts	$—	$—	$70,085	$—	$—	$—	$70,085
Forward foreign currency exchange contracts	—	—	—	50,008	—	—	50,008

	$—	$—	$70,085	$50,008	$—	$—	$120,093

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2055 Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,988,170
Average notional value of contracts — Short	$—	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$770,898
Average amounts sold — in USD	$2,336,789

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Lifepath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to financial statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$7,394	$1,309
Forward foreign currency exchange contracts	31,949	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$39,343	$1,309

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,394)	(1,309)

Total derivative assets and liabilities subject to an MNA	$31,949	$—

The following table presents the LifePath Dynamic Master Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)(b)
Bank of America N.A.	$1,506	$—	$—	$—	$1,506
Morgan Stanley & Co. International PLC	30,443	—	—	—	30,443

	$31,949	$—	$—	$—	$31,949

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$5,146,788	$—	$—	$5,146,788
Fixed Income Fund	38,584	—	—	38,584
Short-Term Securities	2,716,412	—	—	2,716,412

Subtotal	$7,901,784	$—	$—	$7,901,784

Investments Valued at NAV(a)				19,605,068

				$27,506,852

Derivative Financial Instruments(b)
Assets:
Equity contracts	$51,014	$—	$—	$51,014
Forward foreign currency contracts	—	31,949	—	31,949

	$51,014	$31,949	$—	$82,963

(a)

Certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	LifePath® Dynamic 2065 Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 104.3%

Equity Funds — 94.2%
Active Stock Master Portfolio	$2,195,914	$2,195,914
BlackRock Advantage Emerging Markets Fund — Class K	39,679	432,899
Master Total Return Portfolio	$152	2,021
International Tilts Master Portfolio	$782,737	782,737
iShares Developed Real Estate Index Fund — Class K	18,113	198,885
iShares MSCI Canada ETF(a)	3,688	110,234
iShares MSCI EAFE Small-Cap ETF(a)	2,687	167,346
iShares Russell 2000 ETF(a)	512	84,823

		3,974,859

Fixed Income Funds — 0.9%
CoreAlpha Bond Master Portfolio	$35,338	35,338
iShares TIPS Bond ETF	35	4,080

		39,418

Security	Shares/ Investment Value	Value

Short-Term Securities — 9.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.87%(b)(c)	$231,843	$231,936
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.55%(b)	153,506	153,506

		385,442

Total Affiliated Investment Companies — 104.3% (Cost — $4,215,593)		4,399,719

Liabilities in Excess of Other Assets — (4.3)%		(181,416)

Net Assets — 100.0%		$4,218,303

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the LifePath Dynamic Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the LifePath Dynamic Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares/ Investment Value Held at 12/31/18	Shares/ Investment Value Purchased	Shares/ Investment Value Sold	Shares/ Investment Value Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Active Stock Master Portfolio(b)	$—	$2,195,914	$—	$2,195,914	$2,195,914	$7,027		$(8,278)	$128,640
BlackRock Advantage Emerging Markets Fund — Class K	—	45,142	(5,463)	39,679	432,899	9,562		801	18,665
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	—	231,843	—	231,843	231,936	32	(c)	—	—
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	—	153,506	—	153,506	153,506	550		—	—
Master Total Return Portfolio(b)	$—	$152	$—	$152	2,021	15		—	22
CoreAlpha Bond Master Portfolio(b)	$—	$35,338	$—	$35,338	35,338	164		(349)	(755)
International Tilts Master Portfolio(b)	$—	$782,737	$—	$782,737	782,737	2,551		2,914	30,378
iShares Developed Real Estate Index Fund — Class K	—	18,113	—	18,113	198,885	7,253		—	(8,226)
iShares MSCI Canada ETF	—	3,688	—	3,688	110,234	1,385		—	3,773
iShares MSCI EAFE Small-Cap ETF	—	2,687	—	2,687	167,346	3,378		—	6,818
iShares Russell 2000 ETF	—	512	—	512	84,823	306		—	4,781
iShares TIPS Bond ETF	—	35	—	35	4,080	8		—	30

					$4,399,719	$32,231		$(4,912)	$184,126

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value purchased (sold).
(c)

Represents all or a portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini MSCI EAFE Index	2	03/20/20	$204	$5,423

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2065 Master Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	192,500	USD	214,535	Bank of America N.A.	03/18/20	$2,406

Net unrealized appreciation						$2,406

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on future contracts(a)	$—	$—	$5,423	$—	$—	$—	$5,423
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,406	—	—	2,406

	$—	$—	$5,423	$2,406	$—	$—	$7,829

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in the accumulated earnings (loss).

For period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,759	$—	$—	$—	$1,759
Forward foreign currency exchange contracts	—	—	—	(1,941)	—	—	(1,941)

	$—	$—	$1,759	$(1,941)	$—	$—	$(182)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,423	$—	$—	$—	$5,423
Forward foreign currency exchange contracts	—	—	—	2,406	—	—	2,406

	$—	$—	$5,423	$2,406	$—	$—	$7,829

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$203,650
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$—	(a)
Average amounts sold — in USD	$214,535

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Lifepath Dynamic Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to financial statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,020	$—
Forward foreign currency exchange contracts	2,406	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,426	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,020)	—

Total derivative assets and liabilities subject to an MNA	$2,406	$—

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	LifePath® Dynamic 2065 Master Portfolio

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the LifePath Dynamic Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Bank of America N.A.	$2,406	$—	$—	$—	$2,406

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the LifePath Dynamic Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the LifePath Dynamic Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies
Equity Funds	$996,208	$—	$—	$996,208
Fixed Income Funds	4,080	—	—	4,080
Short-Term Securities	385,442	—	—	385,442

Subtotal	$1,385,730	$—	$—	$1,385,730

Investments Valued at NAV(a)				3,013,989

Total Investments				$4,399,719

Derivative Financial Instruments(b)
Assets:
Equity contracts	$5,423	$—	$—	$5,423
Forward foreign currency contracts	—	2,406	—	2,406

	$5,423	$2,406	$—	$7,829

(a)

Certain investments of the LifePath Dynamic Master Portfolio were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	75

Statements of Assets and Liabilities

December 31, 2019

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio	LifePath Dynamic 2065 Master Portfolio

ASSETS
Investments at value — affiliated(a)(b)	$74,355,955	$73,273,286	$51,123,111	$27,506,852	$4,399,719
Cash pledged for futures contracts	245,000	282,000	232,000	109,000	10,000
Foreign currency at value(c)	104,847	133,342	125,091	58,875	—
Receivables:
Investments sold	303,101	210,653	176,765	110,473	46,890
Securities lending income — affiliated	257	564	425	104	32
Interest — affiliated	8,149	6,323	5,825	3,325	262
From the Manager	4,110	4,107	4,061	4,028	17,213
Variation margin on futures contracts	19,350	22,828	19,210	7,394	1,020
Unrealized appreciation on forward foreign currency exchange contracts	58,120	67,401	53,161	31,949	2,406

Total assets	75,098,889	74,000,504	51,739,649	27,832,000	4,477,542

LIABILITIES
Cash collateral on securities loaned at value	973,295	2,151,551	138,429	6,325	231,936
Payables:
Investments purchased	1,743,884	1,431,152	930,758	82,832	9,297
Investment advisory fees	5,049	4,977	3,512	1,926	318
Trustees’ and Officer’s fees	2,292	2,275	2,215	2,172	—
Professional fees	15,404	15,393	15,366	15,338	17,688
Variation margin on futures contracts	1,571	2,356	2,095	1,309	—
Withdrawals to investors	2,934,225	1,010,443	145,041	230,046	—

Total liabilities	5,675,720	4,618,147	1,237,416	339,948	259,239

NET ASSETS	$69,423,169	$69,382,357	$50,502,233	$27,492,052	$4,218,303

NET ASSETS CONSIST OF
Investors’ capital	$64,120,172	$63,085,165	$45,235,467	$24,647,804	$4,026,348
Net unrealized appreciation	5,302,997	6,297,192	5,266,766	2,844,248	191,955

NET ASSETS	$69,423,169	$69,382,357	$50,502,233	$27,492,052	$4,218,303

(a) Investments at cost — affiliated	$69,256,257	$67,208,366	$46,044,244	$24,746,580	$4,215,593
(b) Securities loaned at value	$959,112	$2,118,299	$136,217	$6,228	$227,534
(c) Foreign currency at cost	$103,077	$131,316	$123,079	$57,961	$—

See notes to financial statements.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2019

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio	LifePath Dynamic 2065 Master Portfolio (a)

INVESTMENT INCOME
Dividends — affiliated	$423,929	$473,950	$367,151	$220,632	$22,442
Dividends — unaffiliated	31,435	55,821	53,204	32,562	6
Securities lending income — affiliated — net	3,370	4,770	3,221	2,127	32
Foreign taxes withheld	(3,009)	(5,867)	(5,739)	(3,299)	—
Net investment income allocated from the applicable Underlying Master Portfolios:
Dividends — affiliated	500,811	618,040	518,789	306,413	9,853
Interest — affiliated	694,723	329,430	87,393	34,966	1,038
Expenses	(136,004)	(135,142)	(102,280)	(58,264)	(1,960)
Fees waived	47,238	54,097	43,270	24,844	826

Total investment income	1,562,493	1,395,099	965,009	559,981	32,237

EXPENSES
Investment advisory	202,091	188,610	132,207	77,852	2,438
Trustees and Officer	11,581	11,489	11,214	10,999	1,865
Professional	15,441	15,438	15,386	15,355	15,631

Total expenses	229,113	215,537	158,807	104,206	19,934
Less fees waived and/or reimbursed by the Manager	(202,242)	(190,513)	(141,379)	(94,495)	(19,609)

Total expenses after fees waived and/or reimbursed	26,871	25,024	17,428	9,711	325

Net investment income	1,535,622	1,370,075	947,581	550,270	31,912

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Allocation from the applicable Underlying Master Portfolios from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	2,262,199	2,293,621	1,705,982	877,347	(5,714)
Futures contracts	654,419	661,079	391,335	155,681	1,759
Forward foreign currency exchange contracts	(174,870)	(166,778)	(118,657)	(69,417)	(1,941)
Foreign currency transactions	(292)	(642)	(503)	(820)	—
Investments — affiliated	155,402	191,235	254,430	212,166	802
Investments — unaffiliated	370,988	708,101	687,166	409,419	—

	3,267,846	3,686,616	2,919,753	1,584,376	(5,094)

Net change in unrealized appreciation (depreciation) on:
Allocation from the applicable Underlying Master Portfolios from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	4,232,091	5,104,602	4,294,590	2,424,507	158,285
Futures contracts	337,127	307,435	199,908	70,085	5,423
Forward foreign currency exchange contracts	102,158	119,883	93,589	50,008	2,406
Foreign currency translations	2,598	1,336	1,225	538	—
Investments — affiliated	739,226	913,992	681,586	405,690	25,841
Investments — unaffiliated	21,348	74,196	68,832	45,725	—

	5,434,548	6,521,444	5,339,730	2,996,553	191,955

Net realized and unrealized gain	8,702,394	10,208,060	8,259,483	4,580,929	186,861

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,238,016	$11,578,135	$9,207,064	$5,131,199	$218,773

(a)	Commenced operations on October 30, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets

	LifePath Dynamic 2025 Master Portfolio		LifePath Dynamic 2035 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,535,622	$1,564,885	$1,370,075	$1,282,040
Net realized gain	3,267,846	1,649,650	3,686,616	2,056,317
Net change in unrealized appreciation (depreciation)	5,434,548	(5,137,828)	6,521,444	(6,160,981)

Net increase (decrease) in net assets resulting from operations	10,238,016	(1,923,293)	11,578,135	(2,822,624)

CAPITAL TRANSACTIONS
Proceeds from contributions	40,654,801	18,530,872	35,063,826	12,543,337
Value of withdrawals	(25,832,884)	(37,906,609)	(20,140,599)	(22,338,088)

Net increase (decrease) in net assets derived from capital transactions	14,821,917	(19,375,737)	14,923,227	(9,794,751)

NET ASSETS
Total increase (decrease) in net assets	25,059,933	(21,299,030)	26,501,362	(12,617,375)
Beginning of year	44,363,236	65,662,266	42,880,995	55,498,370

End of year	$69,423,169	$44,363,236	$69,382,357	$42,880,995

See notes to financial statements.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	LifePath Dynamic 2045 Master Portfolio		LifePath Dynamic 2055 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$947,581	$797,042	$550,270	$435,004
Net realized gain	2,919,753	1,229,751	1,584,376	562,245
Net change in unrealized appreciation (depreciation)	5,339,730	(4,588,826)	2,996,553	(2,530,570)

Net increase (decrease) in net assets resulting from operations	9,207,064	(2,562,033)	5,131,199	(1,533,321)

CAPITAL TRANSACTIONS
Proceeds from contributions	24,344,103	10,676,533	14,024,845	8,591,118
Value of withdrawals	(13,233,618)	(14,448,452)	(8,767,876)	(9,301,137)

Net increase (decrease) in net assets derived from capital transactions	11,110,485	(3,771,919)	5,256,969	(710,019)

NET ASSETS
Total increase (decrease) in net assets	20,317,549	(6,333,952)	10,388,168	(2,243,340)
Beginning of year	30,184,684	36,518,636	17,103,884	19,347,224

End of year	$50,502,233	$30,184,684	$27,492,052	$17,103,884

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets  (continued)

LifePath Dynamic 2065 Master Portfolio
Period from 10/30/19 (a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,912
Net realized loss	(5,094)
Net change in unrealized appreciation (depreciation)	191,955

Net increase in net assets resulting from operations	218,773

CAPITAL SHARE TRANSACTIONS
Proceeds from contributions	4,000,000
Value of withdrawals	(470)

Net increase in net assets derived from capital transactions	3,999,530

NET ASSETS
Total increase in net assets	4,218,303
Beginning of period	—

End of period	$4,218,303

(a)	Commencement of operations.

See notes to financial statements.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	LifePath Dynamic 2025 Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	19.88%	(4.33)%	15.85%	7.25%	(1.50)%

Ratios to Average Net Assets(a)
Total expenses	0.55%	0.55%	0.53%	0.56%	0.57%

Total expenses after fees waived and/or reimbursed	0.20%	0.21%	0.19%	0.22%	0.23%

Net investment income	2.65%	2.46%	2.05%	2.10%	1.98%

Supplemental Data
Net assets, end of year (000)	$69,423	$44,363	$65,662	$62,551	$65,105

Portfolio turnover rate(b)	35%	38%	32%	54%	51%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2015 — 2019
CoreAlpha Bond Master Portfolio	2015 — 2019
International Tilts Master Portfolio	2015 — 2019
Large Cap Index Master Portfolio	2015 — 2017

Range of Periods
Master Small Cap Index Series	2015 — 2017
Master Total Return Portfolio	2016 — 2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.08%	0.07%	0.07%	0.06%	0.05%
Investments in underlying funds	0.10%	0.10%	0.14%	0.11%	0.13%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2015 — 2019
BlackRock Cash Funds: Prime	2015 — 2017
BlackRock Cash Funds: Treasury	2016 — 2019
BlackRock Commodity Strategies Fund	2015 — 2017

Range of Periods
BlackRock Advantage Emerging Markets Fund	2015 — 2019
BlackRock Tactical Opportunities Fund	2016 — 2019
iShares Exchange-Traded Funds	2015 — 2019
iShares Developed Real Estate Index Fund	2019

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

	LifePath Dynamic 2035 Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	24.09%	(6.09)%	19.93%	7.99%	(1.65)%

Ratios to Average Net Assets(a)
Total expenses	0.55%	0.55%	0.53%	0.55%	0.57%

Total expenses after fees waived and/or reimbursed	0.20%	0.20%	0.18%	0.20%	0.20%

Net investment income	2.54%	2.30%	1.97%	2.13%	2.02%

Supplemental Data
Net assets, end of year (000)	$69,382	$42,881	$55,498	$57,377	$56,100

Portfolio turnover rate(b)	42%	40%	35%	76%	44%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2015 — 2019
CoreAlpha Bond Master Portfolio	2015 — 2019
International Tilts Master Portfolio	2015 — 2019
Large Cap Index Master Portfolio	2015 — 2017

Range of Periods
Master Small Cap Index Series	2015 — 2017
Master Total Return Portfolio	2016 — 2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.10%	0.08%	0.09%	0.07%	0.06%
Investments in underlying funds	0.12%	0.12%	0.16%	0.13%	0.16%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2015 — 2019
BlackRock Cash Funds: Prime	2015 — 2017
BlackRock Cash Funds: Treasury	2016 — 2019
BlackRock Commodity Strategies Fund	2015 — 2019

Range of Periods
BlackRock Advantage Emerging Markets Fund	2015 — 2019
BlackRock Tactical Opportunities Fund	2016 — 2019
iShares Exchange-Traded Funds	2015 — 2019
iShares Developed Real Estate Index Fund	2019

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	LifePath Dynamic 2045 Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	26.82%	(7.86)%	22.72%	8.52%	(1.87)%

Ratios to Average Net Assets(a)
Total expenses	0.58%	0.57%	0.56%	0.56%	0.59%

Total expenses after fees waived and/or reimbursed	0.20%	0.20%	0.18%	0.18%	0.17%

Net investment income	2.50%	2.14%	1.97%	2.12%	2.02%

Supplemental Data
Net assets, end of year (000)	$50,502	$30,185	$36,519	$36,423	$34,517

Portfolio turnover rate(b)	49%	47%	46%	75%	50%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2015 — 2019
CoreAlpha Bond Master Portfolio	2015 — 2019
International Tilts Master Portfolio	2015 — 2019
Large Cap Index Master Portfolio	2015 — 2017

Range of Periods
Master Small Cap Index Series	2015 — 2017
Master Total Return Portfolio	2016 — 2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.11%	0.09%	0.09%	0.07%	0.06%
Investments in underlying funds	0.12%	0.12%	0.17%	0.15%	0.18%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2015 — 2019
BlackRock Cash Funds: Prime	2015 — 2017
BlackRock Cash Funds: Treasury	2016 — 2019
BlackRock Commodity Strategies Fund	2015 — 2017

Range of Periods
BlackRock Advantage Emerging Markets Fund	2015 — 2019
BlackRock Tactical Opportunities Fund	2016 — 2019
iShares Exchange-Traded Funds	2015 — 2019
iShares Developed Real Estate Index Fund	2019

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

	LifePath Dynamic 2055 Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	26.92%	(8.10)%	23.00%	8.58%	(2.02)%

Ratios to Average Net Assets(a)
Total expenses	0.62%	0.62%	0.62%	0.63%	0.72%

Total expenses after fees waived and/or reimbursed	0.19%	0.19%	0.17%	0.19%	0.17%

Net investment income	2.47%	2.10%	1.98%	2.09%	2.03%

Supplemental Data
Net assets, end of year (000)	$27,492	$17,104	$19,347	$19,386	$15,850

Portfolio turnover rate(b)	54%	57%	59%	80%	49%

(a)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
Active Stock Master Portfolio	2015 — 2019
CoreAlpha Bond Master Portfolio	2015 — 2019
International Tilts Master Portfolio	2015 — 2019
Large Cap Index Master Portfolio	2015 — 2017

Range of Periods
Master Small Cap Index Series	2015 — 2017
Master Total Return Portfolio	2016 — 2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived and excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.11%	0.09%	0.08%	0.07%	0.07%
Investments in underlying funds	0.13%	0.12%	0.15%	0.18%	0.18%

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2015 — 2019
BlackRock Cash Funds: Prime	2015 — 2017
BlackRock Cash Funds: Treasury	2016 — 2019
BlackRock Commodity Strategies Fund	2015 — 2017

Range of Periods
BlackRock Advantage Emerging Markets Fund	2015 — 2019
BlackRock Tactical Opportunities Fund	2016 — 2019
iShares Exchange-Traded Funds	2015 — 2019
iShares Developed Real Estate Index Fund	2019

(b)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	LifePath Dynamic 2065 Master Portfolio
	Period from 10/30/19 (a) to 12/31/19

Total Return
Total return	5.42	%(b)

Ratios to Average Net Assets(c)(d)
Total expenses	1.16	%(e)

Total expenses after fees waived and/or reimbursed	0.21%

Net investment income	4.56%

Supplemental Data
Net assets end of period (000)	$4,218

Portfolio turnover rate(f)	3%

(a)	Commencement of operations.
(b)	Aggregate total return.
(c)	Annualized.
(d)

Includes the LifePath Dynamic Master Portfolio’s pro rata portion of expenses and share of the allocated net investment income from the following master portfolios (collectively, the “Underlying Master Portfolios”):

Range of Periods
CoreAlpha Bond Master Portfolio	2019
Active Stock Master Portfolio	2019
International Tilts Master Portfolio	2019

Range of Periods
Master Total Return Portfolio	2019

Includes the LifePath Dynamic Master Portfolio’s share of the Underlying Master Portfolios’ allocated fees waived of 0.12%. Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.13%.

The ratios do not reflect any expenses incurred indirectly as a result of investments in the following underlying funds:

Range of Periods
BlackRock Cash Funds: Institutional	2019
BlackRock Cash Funds: Treasury	2019
BlackRock Advantage Emerging Markets Fund	2019

Range of Periods
iShares Exchange-Traded Funds	2019
iShares Developed Real Estate Index Fund	2019

(e)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 3.02%.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath® Dynamic 2025 Master Portfolio, LifePath® Dynamic 2035 Master Portfolio, LifePath® Dynamic 2045 Master Portfolio, LifePath® Dynamic 2055 Master Portfolio and LifePath® Dynamic 2065 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). Each of the LifePath Dynamic Master Portfolios is classified as diversified.

As of period end, the investment of LifePath Dynamic 2025 Master Portfolio, LifePath Dynamic 2035 Master Portfolio, LifePath Dynamic 2045 Master Portfolio, LifePath Dynamic 2055 Master Portfolio and LifePath Dynamic 2065 Master Portfolio in the Active Stock Master Portfolio represented 30.7%, 42.2%, 50.6%, 52.4% and 52.1%, respectively, of net assets. The investment of LifePath Dynamic 2025 Master Portfolio, LifePath Dynamic 2035 Master Portfolio, LifePath Dynamic 2045 Master Portfolio, LifePath Dynamic 2055 Master Portfolio and LifePath Dynamic 2065 Master Portfolio in the CoreAlpha Bond Master Portfolio represented 30.2%, 13.3%, 2.4%, 0.9% and 0.8%, respectively, of net assets. As such, financial statements of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective LifePath Dynamic Master Portfolio’s financial statements. Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The LifePath Dynamic Master Portfolios will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the LifePath Dynamic Master Portfolios. The LifePath Dynamic Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Dynamic Master Portfolio’s investment in each of Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that LifePath Dynamic Master Portfolio’s proportionate interest in the net assets of that master portfolio. As of period end, the LifePath Dynamic Master Portfolios held interests in Underlying Master Portfolios as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Total Return Portfolio
LifePath Dynamic 2025 Master Portfolio	4.2%	1.1%	3.3	0.02%
LifePath Dynamic 2035 Master Portfolio	5.8	0.5	5.2	0.01
LifePath Dynamic 2045 Master Portfolio	5.0	0.1	4.8	0.00
LifePath Dynamic 2055 Master Portfolio	2.8	0.0	2.8	0.00
LifePath Dynamic 2065 Master Portfolio	0.4	0.0	0.4	0.00

The LifePath Dynamic Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 12-13, 2019, the Board of Trustees of MIP (the “Board”) approved a proposal pursuant to which each “feeder” fund will cease to invest in its corresponding LifePath Dynamic Master Portfolio as part of a “master-feeder” structure and instead each “feeder” fund will operate as a stand-alone fund. These changes are expected to be effective on or about March 9, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Dynamic Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the LifePath Dynamic Master Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Each LifePath Dynamic Master Portfolio records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each LifePath Dynamic Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each LifePath Dynamic Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each LifePath Dynamic Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a LifePath Dynamic Master Portfolio enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a LifePath Dynamic Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the LifePath Dynamic Master Portfolios may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, a LifePath Dynamic Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A LifePath Dynamic Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a LifePath Dynamic Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a LifePath Dynamic Master Portfolio are charged to that LifePath Dynamic Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The LifePath Dynamic Master Portfolios’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the LifePath Dynamic Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Dynamic Master Portfolios determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each LifePath Dynamic Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the LifePath Dynamic Master Portfolios’ net assets. Each business day, the LifePath Dynamic Master Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the LifePath Dynamic Master Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

The LifePath Dynamic Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Dynamic Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each LifePath Dynamic Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of the LifePath Dynamic Master Portfolios were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain LifePath Dynamic Master Portfolios may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the LifePath Dynamic Master Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each LifePath Dynamic Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the LifePath Dynamic Master Portfolio and any additional required collateral is delivered to the LifePath Dynamic Master Portfolio, or excess collateral returned by the LifePath Dynamic Master Portfolio, on the next business day. During the term of the loan, the LifePath Dynamic Master Portfolios are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies and common stocks in the LifePath Dynamic Master Portfolios’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Dynamic Master Portfolios under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the LifePath Dynamic Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a LifePath Dynamic Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the LifePath Dynamic Master Portfolios’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
LifePath Dynamic 2025 Master Portfolio
Goldman Sachs & Co.	$940,428	$(940,428)	$—
Wells Fargo Bank, National Association	18,684	(18,684)	—

	$959,112	$(959,112)	$—

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
LifePath Dynamic 2035 Master Portfolio
Bank of America N.A.	$1,989,908	$(1,989,908)	$—
Wells Fargo Bank, National Association	84,795	(84,795)	—
Wells Fargo Securities LLC	43,596	(43,596)	—

	$2,118,299	$(2,118,299)	$—

LifePath Dynamic 2045 Master Portfolio
Wells Fargo Bank, National Association	$136,217	$(136,217)	$—

	$136,217	$(136,217)	$—

LifePath Dynamic 2055 Master Portfolio
The Bank of Nova Scotia	$6,228	$(6,228)	$—

	$6,228	$(6,228)	$—

LifePath Dynamic 2065 Master Portfolio
Citigroup Global Markets Inc.	$6,228	$(6,228)	$—
JP Morgan Securities llc	84,823	(84,823)	—
Scotia Capital (USA) Inc.	136,483	(136,483)	—

	$227,534	$(227,534)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each LifePath Dynamic Master Portfolio is disclosed in the LifePath Dynamic Master Portfolio’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the LifePath Dynamic Master Portfolios benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each LifePath Dynamic Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the LifePath Dynamic Master Portfolios.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The LifePath Dynamic Master Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the LifePath Dynamic Master Portfolios and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC.”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the LifePath Dynamic Master Portfolios and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the LifePath Dynamic Master Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the LifePath Dynamic Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the LifePath Dynamic Master Portfolios are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the LifePath Dynamic Master Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each LifePath Dynamic Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each LifePath Dynamic Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the LifePath Dynamic Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the LifePath Dynamic Master Portfolios and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the LifePath Dynamic Master Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the LifePath Dynamic Master Portfolios. Any additional required collateral is delivered to/pledged by the LifePath Dynamic Master Portfolios on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A LifePath Dynamic Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the LifePath Dynamic Master Portfolios from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the LifePath Dynamic Master Portfolios have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the LifePath Dynamic Master Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Dynamic Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each LifePath Dynamic Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Dynamic Master Portfolio.

For such services, each LifePath Dynamic Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each LifePath Dynamic Master Portfolio’s net assets.

With respect to each LifePath Dynamic Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Advisor for services it provides for that portion of each LifePath Dynamic Master Portfolio for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each LifePath Dynamic Master Portfolio to the Manager.

Administration: MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the LifePath Dynamic Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Dynamic Master Portfolios. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administrative services to the LifePath Dynamic Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the LifePath Dynamic Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the LifePath Dynamic Master Portfolios.

Expense Limitations and Waivers: BFA, with respect to each LifePath Dynamic Master Portfolio, has contractually agreed to waive and/or reimburse 0.30% of its investment advisory fees through April 30, 2020. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2019, the amounts waived and/or reimbursed were as follows:

Amounts Waived
LifePath Dynamic 2025 Master Portfolio	$173,221
LifePath Dynamic 2035 Master Portfolio	161,666
LifePath Dynamic 2045 Master Portfolio	113,321
LifePath Dynamic 2055 Master Portfolio	66,730
LifePath Dynamic 2065 Master Portfolio	2,090

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to each LifePath Dynamic Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each LifePath Dynamic Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each LifePath Dynamic Master Portfolio’s investments in other affiliated investment companies, if any. For the year ended December 31, 2019, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic 2025 Master Portfolio	$1,999
LifePath Dynamic 2035 Master Portfolio	1,920
LifePath Dynamic 2045 Master Portfolio	1,458
LifePath Dynamic 2055 Master Portfolio	1,411
LifePath Dynamic 2065 Master Portfolio	24

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the LifePath Dynamic Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Dynamic Master Portfolios. BAL and BFA have contractually agreed to reimburse these LifePath Dynamic Master Portfolios or provide an offsetting credit against the investment advisory fees paid by the LifePath Dynamic Master Portfolios in an amount equal to the independent expenses through April 30, 2029. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. If the LifePath Dynamic Master Portfolios do not pay administration fees, BFA agrees to cap the expenses of the LifePath Dynamic Master Portfolios at the rate at which it pays an investment advisory fee to BFA. For the year ended December 31, 2019, the amounts waived were as follows:

Amounts Waived
LifePath Dynamic 2025 Master Portfolio	$27,022
LifePath Dynamic 2035 Master Portfolio	26,927
LifePath Dynamic 2045 Master Portfolio	26,600
LifePath Dynamic 2055 Master Portfolio	26,354
LifePath Dynamic 2065 Master Portfolio	17,495

From time to time, BAL and BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the LifePath Dynamic Master Portfolios and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

Securities Lending: The SEC has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, to serve as securities lending agent for the LifePath Dynamic Master Portfolios, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The LifePath Dynamic Master Portfolios are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the LifePath Dynamic Master Portfolios bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90-day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each LifePath Dynamic Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each LifePath Dynamic Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each LifePath Dynamic Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each LifePath Dynamic Master Portfolio is shown as securities lending income — affiliated – net in the Statements of Operations. For the year ended December 31, 2019, each LifePath Dynamic Master Portfolio paid BTC the following amounts securities lending agent services:

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio	LifePath Dynamic 2065 Master Portfolio
Amount	$669	$870	$605	$393	$6

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each LifePath Dynamic Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each LifePath Dynamic Master Portfolio’s investment policies and restrictions. Each LifePath Dynamic Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the LifePath Dynamic Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each LifePath Dynamic Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments in the Underlying Funds and Underlying Master Portfolios, and excluding short-term securities, were as follows:

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio	LifePath Dynamic 2065 Master Portfolio
Purchases	$32,809,486	$34,606,835	$25,508,888	$14,709,809	$3,945,139
Sales	19,020,147	21,523,010	17,398,504	11,024,035	119,833

8.	INCOME TAX INFORMATION

Each LifePath Dynamic Master Portfolio, except for LifePath Dynamic 2065 Master Portfolio, is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the LifePath Dynamic Master Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the LifePath Dynamic Master Portfolios. Therefore, no U.S. federal income tax provision is required. It is intended that the LifePath Dynamic Master Portfolios’ assets will be managed so an investor in the LifePath Dynamic Master Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The LifePath Dynamic 2065 Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the LifePath Dynamic 2065 Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required.

Each LifePath Dynamic Master Portfolio, except for LifePath Dynamic 2065 Master Portfolio, files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Dynamic Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each LifePath Dynamic Master Portfolio’s, except for LifePath Dynamic 2065 Master Portfolio state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the LifePath Dynamic Master Portfolios as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the LifePath Dynamic Master Portfolios’ financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio	LifePath Dynamic 2065 Master Portfolio
Tax cost	$68,842,931	$67,241,131	$46,308,459	$24,840,061	$4,204,935

Gross unrealized appreciation	$7,344,131	$7,479,465	$5,055,794	$2,715,236	$211,590
Gross unrealized depreciation	(1,825,937)	(1,440,280)	(235,121)	(44,698)	(8,977)

Net unrealized appreciation	$5,518,194	$6,039,185	$4,820,673	$2,670,538	$202,613

9.	BANK BORROWINGS

MIP, on behalf of the LifePath Dynamic Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the LifePath Dynamic Master Portfolios may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the LifePath Dynamic Master Portfolios, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the LifePath Dynamic Master Portfolios did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain LifePath Dynamic Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each LifePath Dynamic Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each LifePath Dynamic Master Portfolio’s prospectus provides details of the risks to which each LifePath Dynamic Master Portfolio is subject.

The LifePath Dynamic Master Portfolios may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A LifePath Dynamic Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that a LifePath Dynamic Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A LifePath Dynamic Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each LifePath Dynamic Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a LifePath Dynamic Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which a LifePath Dynamic Master Portfolio invests.

Counterparty Credit Risk: The LifePath Dynamic Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The LifePath Dynamic Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Dynamic Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Dynamic Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Dynamic Master Portfolios.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A LifePath Dynamic Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such LifePath Dynamic Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the LifePath Dynamic Master Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a LifePath Dynamic Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the LifePath Dynamic Master Portfolios.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the LifePath Dynamic Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	93

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Board of Trustees of

Master Investment Portfolio and Investors of each of the five series listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the series listed in the table below (five of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Master Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights
LifePath® Dynamic 2025 Master Portfolio LifePath® Dynamic 2035 Master Portfolio LifePath® Dynamic 2045 Master Portfolio LifePath® Dynamic 2055 Master Portfolio	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and 2015
LifePath® Dynamic 2065 Master Portfolio	For the period October 30, 2019 (commencement of operations) through December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, administrator of the Master Portfolios, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on May 14-15, 2019 (the “Organizational Meeting) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Master Fund, on behalf LifePath Dynamic 2065 Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock LifePath Dynamic 2065 Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the proposed Agreement with respect to the Master Portfolio. The Agreement was the same agreement that had been previously approved by the Board of the Master Fund with respect to certain other master portfolios of the Master Fund. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.” The Master Portfolio and the Portfolio each commenced operations in October, 2019.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board of the Master Fund is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Master Portfolio and Portfolio service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Master Portfolio and the Portfolio, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio and the Portfolio; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Portfolio; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the Portfolio’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Master Portfolio and the Portfolio and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Master Portfolio. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Master Portfolio, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Master Portfolio and the Portfolio under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Master Portfolio and the Portfolio was consistent with the Master Portfolio’s and the Portfolio’s operational requirements, including, in addition to seeking to meet the Master Portfolio’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Master Portfolio and the Portfolio. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Master Portfolio and the Portfolio with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	95

Disclosure of Investment Advisory Agreement  (continued)

employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Master Portfolio and the Portfolio. The Board considered that BlackRock and its affiliates will provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates will provide Master Portfolio and the Portfolio with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolio and Portfolio; as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Master Portfolio and the Portfolio because the Master Portfolio and the Portfolio were newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual advisory fee rate compared with those of its Expense Peers. The contractual advisory fee rate represents a combination of the advisory and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s estimated total expense ratio, as well as the Master Portfolio’s/Portfolio’s estimated actual advisory fee rate, to those of the Portfolio’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons. The Board noted that the Master Portfolio’s/Portfolio’s contractual advisory fee rate and estimated actual advisory fee rate each ranked second out of three funds, and the estimated total expense ratio ranked in the third quartile, relative to the Master Portfolio’s/Portfolio’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Master Portfolio. Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for certain other fees and expenses.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Master Portfolio and Portfolio had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Master Portfolio and the Portfolio. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members: The Board, including a majority of the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received at prior Board meetings.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio Fees’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

All the Board Members of the Master Fund present at the Organizational Meeting, including all the Independent Board Members present, approved the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including a majority of the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. The Board of the Fund, including the Independent Board Members, also considered the approval of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	97

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds III, on behalf of BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2055 Fund and BlackRock LifePath® Dynamic 2065 Fund, and MIP on behalf of LifePath® Dynamic 2025 Master Portfolio, LifePath® Dynamic 2035 Master Portfolio, LifePath® Dynamic 2045 Master Portfolio, LifePath® Dynamic 2055 Master Portfolio and LifePath® Dynamic 2065 Master Portfolio met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

TRUSTEE AND OFFICER INFORMATION	99

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	101

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust/MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust/MIP.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL,

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The LifePath® Dynamic Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath® Dynamic Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath® Dynamic Funds/LifePath® Dynamic Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The LifePath® Dynamic Funds’/LifePath® Dynamic Master Portfolios’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The LifePath® Dynamic Funds’/LifePath® Dynamic Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath® Dynamic Funds/LifePath® Dynamic Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how each LifePath® Dynamic Fund/LifePath® Dynamic Master Portfolio voted proxies relating to securities held in each LifePath® Dynamic Fund’s/LifePath® Dynamic Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	103

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

EUR	Euro

USD	U.S. Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard and Poor’s

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a LifePath® Dynamic Fund unless preceded or accompanied by the LifePath® Dynamic Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPincre-12/19-AR

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds III

•	iShares MSCI Total International Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	iShares MSCI Total International Index Fund

Investment Objective

iShares MSCI Total International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 21.18%, Investor A Shares returned 20.80% and Class K Shares returned 21.22%. The benchmark MSCI ACWI ex USA Index returned 21.51% for the same period.

The Fund invests all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

In the first quarter of 2019, eurozone equity markets all advanced but to varying degrees as the recovery in equity market sentiment from 2018 lows occurred despite slowing economic activity across the region. Partially contributing to the bullish sentiment was the European Central Bank’s (“ECB”) reaffirmation of accommodative monetary policy and announcement of a new round of targeted longer-term refinancing operations. Within the eurozone, Germany underperformed amid continued weakness in the manufacturing and export sectors. Elsewhere in the eurozone, Italy outperformed major European countries despite two consecutive quarters of real gross domestic product contraction and political uncertainty as first quarter macro trends were relatively constructive.

In Asia-Pacific, Japan underperformed as uncertainty around U.S. trade protectionism, an upcoming sales-tax hike, and low levels of growth weighed on sentiment. Still, continued monetary support by the Bank of Japan and a global risk-on appetite benefited the country’s equity market. The yen fell 3.7% from intra-quarter highs, a tailwind for export names. Elsewhere, Hong Kong rallied amid a rebound in mainland Chinese sentiment.

In the second quarter of 2019, European equity markets contributed strong returns. Sentiment in the region was also supported by accommodative monetary policy, the increased expectations of further stimulus, higher than normal capacity utilization rates, and labor markets near full employment. Within the eurozone, Germany and France outperformed while Finland and Luxembourg underperformed.

Australia outperformed in the Asia-Pacific region as a decline in economic growth was driven by a June rate cut. Japan underperformed the benchmark but registered in positive territory as investors balanced risk-on bids for the yen, trade tensions, and declining export volumes.

In the third quarter of 2019, within the eurozone, Germany underperformed while Belgium was the best-performing country in the eurozone due to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. This prompted an aggressive response from the ECB, which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the United Kingdom, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it could not reach a deal with the European Union (“EU”), which buoyed the sterling. Separately, the Bank of England remained on hold despite economic weakness.

In Asia-Pacific, Japanese equities outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese President Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong underperformed amid mounting political unrest.

By the fourth quarter of 2019, the United Kingdom outperformed amid a dense quarter of Brexit developments. Prime Minister Boris Johnson was able to agree to a new Brexit deal with the EU in October, but the October 31 deadline was pushed back to January 31, 2020 due to a stalemate in Parliament. On continental Europe, both France and Germany performed well. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions — both between the United States and China, and the United States and EU — contributing to positive sentiment. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations.

In Asia-Pacific, Japan, Hong Kong and Australia recorded positive gains but ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI ACWI ex USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	iShares MSCI Total International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(c)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

(d)	The index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2019

	6-Month Total Returns	Average Annual Total Returns (a)
		1 Year	5 Years	Since Inception (b)
Institutional	6.84%	21.18%	5.48%	3.63%
Investor A	6.61	20.80	5.23	3.35
Class K	6.77	21.22	5.53	3.92
MSCI ACWI ex USA Index	6.96	21.51	5.51	4.10

(a)	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund commenced operations on June 30, 2011.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,068.40	$0.83	$1,000.00	$1,024.40	$0.82	0.16%
Investor A	1,000.00	1,066.10	2.14	1,000.00	1,023.14	2.09	0.41
Class K	1,000.00	1,067.70	0.57	1,000.00	1,024.65	0.56	0.11

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

iShares MSCI Total International Index Fund

ASSETS
Investments at value — Master Portfolio	$1,094,893,879
Receivables:
Capital shares sold	4,154,112
From the Administrator/Manager	11,224
Prepaid expenses	34,421

Total assets	1,099,093,636

LIABILITIES
Payables:
Administration fees	18,706
Capital shares redeemed	846,156
Contributions to the Master	3,307,955
Officer’s fees	289
Other accrued expenses	100,815
Professional fees	19,098
Recoupment of past waived fees	1,239
Service fees	70,890

Total liabilities	4,365,148

NET ASSETS	$1,094,728,488

NET ASSETS CONSIST OF
Paid-in capital	$978,648,150
Accumulated earnings	116,080,338

NET ASSETS	$1,094,728,488

Institutional — Based on net assets of $264,844,771 and 28,327,958 shares outstanding, unlimited shares authorized, no par value	$9.35

Investor A — Based on net assets of $341,385,257 and 36,617,661 shares outstanding, unlimited shares authorized, no par value	$9.32

Class K — Based on net assets of $488,498,460 and 50,680,902 shares outstanding, unlimited shares authorized, no par value	$9.64

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2019

iShares MSCI Total International Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master portfolio:
Dividends — affiliated	$149,053
Dividends — unaffiliated	29,737,742
Securities lending income — affiliated — net	276,400
Non-cash dividends — unaffiliated	2,243,962
Foreign taxes withheld	(3,193,759)
Expenses	(701,942)
Fees waived	4,969

Total investment income	28,516,425

FUND EXPENSES
Service — class specific	743,992
Transfer agent — class specific	283,841
Administration	89,930
Registration	89,012
Professional	73,815
Printing	28,138
Accounting services	5,088
Recoupment of past fees waived and/or reimbursed	1,463
Recoupment of past waived and/or reimbursed fees — class specific	1,239
Officer	408
Miscellaneous	9,784

Total expenses excluding interest expense and fees	1,326,710

Total expenses	1,326,710
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(24,859)
Transfer agent fees waived and/or reimbursed — class specific	(17,806)

Total expenses after fees waived and/or reimbursed	1,284,045

Net investment income	27,232,380

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Futures contracts	1,424,606
Foreign currency transactions	(65,482)
Investments — affiliated	13,030
Investments — unaffiliated (including $6,808 foreign capital gain tax)	(6,953,793)

(5,581,639)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	119,023
Foreign currency translations	(6,982)
Investments — affiliated	1,944
Investments — unaffiliated (including $(39,310) foreign capital gain tax)	149,109,188

149,223,173

Net realized and unrealized gain	143,641,534

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,873,914

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Total International Index Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,232,380	$20,101,654
Net realized loss	(5,581,639)	(8,196,059)
Net change in unrealized appreciation (depreciation)	149,223,173	(126,817,664)

Net increase (decrease) in net assets resulting from operations	170,873,914	(114,912,069)

DISTRIBUTIONS(a)
From net investment income and net realized gain:
Institutional	(7,053,977)	(4,324,279)
Investor A	(8,998,745)	(7,142,713)
Class K	(12,934,902)	(7,792,686)
From return of capital:
Institutional	—	(355,156)
Investor A	—	(586,636)
Class K	—	(640,019)

Decrease in net assets resulting from distributions to shareholders	(28,987,624)	(20,841,489)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	221,905,970	241,322,260

NET ASSETS
Total increase in net assets	363,792,260	105,568,702
Beginning of year	730,936,228	625,367,526

End of year	$1,094,728,488	$730,936,228

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund

	Institutional

	Year Ended December 31,
	2019	2018		2017		2016	2015

Net asset value, beginning of year	$7.97	$9.54		$7.70		$7.65	$8.43

Net investment income(a)	0.27	0.26		0.24		0.21	0.21
Net realized and unrealized gain (loss)	1.40	(1.56)		1.86		0.12	(0.69)

Net increase (decrease) from investment operations	1.67	(1.30)		2.10		0.33	(0.48)

Distributions(b)
From net investment income	(0.29)	(0.25)		(0.26)		(0.21)	(0.17)
From net realized gain	—	—		(0.00	)(c)	(0.07)	(0.13)
From return of capital	—	(0.02)		—		—	—

Total distributions	(0.29)	(0.27)		(0.26)		(0.28)	(0.30)

Net asset value, end of year	$9.35	$7.97		$9.54		$7.70	$7.65

Total Return(d)
Based on net asset value	21.18%	(13.94)%		27.57%		4.31%	(5.89)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.16 (g)	0.17	%(g)	0.16%		0.19%	0.45%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.16%	0.16%		0.16%		0.16%	0.17%

Net investment income	3.08%	2.83%		2.69%		2.74%	2.49%

Supplemental Data
Net assets, end of year (000)	$264,845	$159,351		$73,405		$76,001	$40,716

Portfolio turnover rate of the Master Portfolio	5%	40%		57%		15%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Investor A

	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$7.95		$9.52		$7.68		$7.63	$8.41

Net investment income(a)	0.25		0.23		0.22		0.19	0.13
Net realized and unrealized gain (loss)	1.39		(1.56)		1.86		0.12	(0.62)

Net increase (decrease) from investment operations	1.64		(1.33)		2.08		0.31	(0.49)

Distributions(b)
From net investment income	(0.27)		(0.22)		(0.24)		(0.19)	(0.16)
From net realized gain	—		—		(0.00	)(c)	(0.07)	(0.13)
From return of capital	—		(0.02)		—		—	—

Total distributions	(0.27)		(0.24)		(0.24)		(0.26)	(0.29)

Net asset value, end of year	$9.32		$7.95		$9.52		$7.68	$7.63

Total Return(d)
Based on net asset value	20.80%		(14.19)%		27.32%		4.07%	(6.05)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.41	%(g)	0.42	%(g)	0.41%		0.46%	0.43%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.41%		0.41%		0.41%		0.41%	0.38%

Net investment income	2.84%		2.55%		2.47%		2.48%	1.63%

Supplemental Data
Net assets, end of year (000)	$341,385		$272,066		$288,431		$247,732	$144,177

Portfolio turnover rate of the Master Portfolio	5%		40%		57%		15%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Class K

	Year Ended December 31,
	2019	2018		2017		2016	2015

Net asset value, beginning of year	$8.21	$9.82		$7.92		$7.86	$8.65

Net investment income(a)	0.28	0.27		0.25		0.21	0.23
Net realized and unrealized gain (loss)	1.44	(1.61)		1.91		0.13	(0.71)

Net increase (decrease) from investment operations	1.72	(1.34)		2.16		0.34	(0.48)

Distributions(b)
From net investment income	(0.29)	(0.25)		(0.26)		(0.21)	(0.18)
From net realized gain	—	—		(0.00	)(c)	(0.07)	(0.13)
From return of capital	—	(0.02)		—		—	—

Total distributions	(0.29)	(0.27)		(0.26)		(0.28)	(0.31)

Net asset value, end of year	$9.64	$8.21		$9.82		$7.92	$7.86

Total Return(d)
Based on net asset value	21.22%	(13.91)%		27.62%		4.37%	(5.83)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.11%	0.12	%(g)	0.11%		0.14%	0.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.11%	0.11%		0.11%		0.11%	0.13%

Net investment income	3.15%	2.85%		2.75%		2.68%	2.71%

Supplemental Data
Net assets, end of year (000)	$488,498	$299,520		$263,532		$103,498	$7,297

Portfolio turnover rate of the Master Portfolio	5%	40%		57%		15%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares MSCI Total International Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2019, the percentage of the Master Portfolio owned by the Fund was 99.9%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, Inc (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets of Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2019, the class specific service fees borne directly by Investor A Shares was $743,992.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$426	$2,160	$1,205	$3,791

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$108,217	$160,379	$15,245	$283,841

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Administrator/Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Class K
0.16%	0.41%	0.11%

The Administrator/Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Administrator/Manager waived and/or reimbursed $24,859, which is included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the year ended December 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Class K	Total
$1,813	$7,018	$8,975	$17,806

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Administrator/Manager, are less than the current expense limitation for that share class, the Administrator/Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) BFA, BAL or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Administrator/Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

For the year ended December 31, 2019, the Administrator/Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund Level	$1,463
Institutional	960
Investor A	279

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Administrator/Manager, expired on December 1, 2019:

Fund Level	$71,640
Institutional	2,516
Investor A	18,418
Class K	16,848

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officers in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$28,987,624	$19,259,678
Long-term capital gains	—	1,581,811

	$28,987,624	$20,841,489

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$784,607
Non-expiring Capital loss carryforwards(a)	(13,184,931)
Net unrealized gains(b)	128,480,662

$116,080,338

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,301,414	$116,421,815	14,775,372	$139,725,049
Shares issued in reinvestment of distributions	795,852	7,052,234	526,753	4,679,435
Shares redeemed	(5,760,973)	(50,944,221)	(3,001,136)	(26,888,330)

Net increase	8,336,293	$72,529,828	12,300,989	$117,516,154

Investor A
Shares sold	18,188,679	$160,062,788	10,003,964	$90,378,609
Shares issued in reinvestment of distributions	1,018,406	8,995,577	871,034	7,729,271
Shares redeemed	(16,812,998)	(147,579,863)	(6,951,395)	(63,361,367)

Net increase	2,394,087	$21,478,502	3,923,603	$34,746,513

Class K
Shares sold	28,436,533	$256,695,981	20,658,870	$190,435,209
Shares issued in reinvestment of distributions	1,415,561	12,927,470	921,785	8,430,275
Shares redeemed	(15,654,910)	(141,725,811)	(11,927,432)	(109,805,891)

Net increase	14,197,184	$127,897,640	9,653,223	$89,059,593

Total Net Increase	24,927,564	$221,905,970	25,877,815	$241,322,260

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	iShares MSCI Total International Index Fund

To the Board of Trustees of

BlackRock Funds III and Shareholders of iShares MSCI Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares MSCI Total International Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (Unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date
Qualified Dividend Income for Individuals(a)(b)	Quarterly	86.25%
Foreign Source Income(a)(b)	Quarterly	93.40
Foreign Taxes Paid Per Share(c)	03/29/2019	$0.005259
	07/01/2019	0.009223
	09/30/2019	0.005869
	12/13/2019	0.006064

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Expressed as a percentage of distributions grossed-up for foreign taxes.
(c)

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	17

Master Portfolio Information as of December 31, 2019	Total International ex U.S. Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Alibaba Group Holding Ltd. — ADR	2%
Nestle SA, Registered Shares	1
Tencent Holdings Ltd.	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Samsung Electronics Co. Ltd.	1
Roche Holding AG	1
Novartis AG, Registered Shares	1
Toyota Motor Corp.	1
HSBC Holdings PLC	1
SAP SE	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	16%
China	9
United Kingdom	9
France	7
Canada	7
Switzerland	6
Germany	6
Australia	5
Taiwan	3
South Korea	3
United States	3
Netherlands	3
India	2
Hong Kong	2
Brazil	2
Spain	2
Sweden	2
South Africa	1
Italy	1
Denmark	1
Russia	1
Singapore	1
Finland	1
Saudi Arabia	1
Thailand	1
Belgium	1
Mexico	1
Other(a)	4
Liabilities in Excess of Other Assets	(1)

(a)

Others include Argentina, Austria, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, Indonesia, Ireland, Luxembourg, Macau, Malaysia, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Romania, Turkey, United Arab Emirates, Zambia.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.3%

Argentina — 0.0%
Banco Macro SA — ADR(a)	2,190	$79,387
Globant SA(b)	1,394	147,834
Grupo Financiero Galicia SA — ADR	4,253	69,026
Telecom Argentina SA — ADR	6,259	71,040
YPF SA, ADR(a)	7,500	86,850

		454,137

Australia — 4.9%
AGL Energy Ltd.(a)	29,297	421,689
Alumina Ltd.	105,749	170,806
AMP Ltd.(b)	199,787	268,753
APA Group(c)	54,780	426,432
Aristocrat Leisure Ltd.	27,117	640,752
ASX Ltd.	9,515	523,897
Aurizon Holdings Ltd.	84,172	308,905
AusNet Services	88,260	105,249
Australia & New Zealand Banking Group Ltd.	134,951	2,327,361
Bendigo & Adelaide Bank Ltd.	30,340	208,188
BHP Group Ltd.	140,709	3,852,936
BHP Group PLC	101,435	2,377,019
BlueScope Steel Ltd.	28,378	300,568
Boral Ltd.	49,450	155,574
Brambles Ltd.	80,108	659,345
Caltex Australia Ltd.	15,374	366,583
Challenger Ltd.	38,501	219,091
CIMIC Group Ltd.	6,446	149,867
Coca-Cola Amatil Ltd.	30,008	233,032
Cochlear Ltd.	3,172	499,926
Coles Group Ltd.	57,036	593,731
Commonwealth Bank of Australia	84,147	4,720,462
Computershare Ltd.	21,967	258,989
Crown Resorts Ltd.	17,839	150,404
CSL Ltd.	21,519	4,172,148
Dexus	50,184	413,104
Flight Centre Travel Group Ltd.	4,600	142,278
Fortescue Metals Group Ltd.	62,711	472,738
Goodman Group	79,850	750,365
GPT Group	85,677	337,485
Harvey Norman Holdings Ltd.	16,035	45,798
Incitec Pivot Ltd.	66,272	148,057
Insurance Australia Group Ltd.	100,648	540,793
Lendlease Group(c)	31,390	388,091
Macquarie Group Ltd.	15,487	1,499,827
Magellan Financial Group Ltd.	5,653	226,487
Medibank Pvt Ltd.	110,102	244,010
Mirvac Group	177,414	397,105
National Australia Bank Ltd.	139,035	2,405,875
Newcrest Mining Ltd.	38,073	804,063
Oil Search Ltd.	55,471	282,849
Orica Ltd.	17,936	276,582
Origin Energy Ltd.	88,740	526,161
Qantas Airways Ltd.	30,338	151,220
QBE Insurance Group Ltd.	63,379	572,722
Ramsay Health Care Ltd.	6,831	347,546
REA Group Ltd.	2,994	217,504
Rio Tinto Ltd.	17,287	1,223,055
Rio Tinto PLC	54,938	3,252,053
Santos Ltd.	95,293	548,217
Scentre Group	239,323	644,079
SEEK Ltd.	14,013	221,793
Sonic Healthcare Ltd.	18,219	367,348
South32 Ltd.	233,710	441,272
Stockland	120,177	389,922

Security	Shares	Value

Australia (continued)
Suncorp Group Ltd.	58,287	$529,469
Sydney Airport(c)	56,475	343,126
Tabcorp Holdings Ltd.	86,499	274,989
Telstra Corp. Ltd.	208,621	518,213
TPG Telecom Ltd.	14,159	66,713
Transurban Group(c)	127,671	1,336,338
Treasury Wine Estates Ltd.	31,088	354,115
Vicinity Centres	183,891	321,637
Washington H Soul Pattinson & Co. Ltd.	6,150	92,779
Wesfarmers Ltd.	54,217	1,575,639
Westpac Banking Corp.	169,652	2,897,102
WiseTech Global Ltd.(a)	7,407	121,639
Woodside Petroleum Ltd.	44,033	1,064,656
Woolworths Group Ltd.	59,429	1,507,325
Worley Ltd.	15,561	168,098

		53,561,944

Austria — 0.2%
ANDRITZ AG	2,807	120,674
Erste Group Bank AG(b)	15,773	592,468
OMV AG	7,068	395,983
Raiffeisen Bank International AG	8,941	223,788
Verbund AG	2,859	143,478
voestalpine AG	5,074	140,731

		1,617,122

Belgium — 0.7%
Ageas	9,147	540,886
Anheuser-Busch InBev SA	36,695	3,005,334
Colruyt SA	2,435	126,953
Galapagos NV(b)	2,147	447,107
Groupe Bruxelles Lambert SA	4,191	442,238
KBC Group NV	12,684	956,305
Proximus SADP	7,301	209,201
Solvay SA	3,386	394,106
Telenet Group Holding NV	1,636	73,543
UCB SA	5,499	437,580
Umicore SA	9,298	453,129

		7,086,382

Brazil — 1.3%
Ambev SA	211,436	981,309
Atacadao SA	19,425	112,754
B2W Cia Digital(b)	13,505	211,033
B3 SA — Brasil Bolsa Balcao	95,765	1,022,950
Banco Bradesco SA	56,646	479,760
Banco BTG Pactual SA	8,514	161,128
Banco do Brasil SA	40,649	533,741
Banco Santander Brasil SA	23,639	290,999
BB Seguridade Participacoes SA	29,783	279,121
BR Malls Participacoes SA	45,055	202,275
BRF SA(b)	28,171	246,506
CCR SA	52,990	250,019
Centrais Eletricas Brasileiras SA	14,343	134,776
Centrais Eletricas Brasileiras SA(b)	2,936	27,589
Cia de Saneamento Basico do Estado de Sao Paulo	13,793	207,648
Cia Siderurgica Nacional SA	38,838	136,228
Cielo SA	56,040	116,602
Cogna Educacao	73,599	209,122
Cosan SA	9,178	158,728
Embraer SA(b)	41,883	205,422
Energisa SA	7,713	102,637
Engie Brasil Energia SA	15,208	192,052
Equatorial Energia SA	36,500	206,785
Hapvida Participacoes e Investimentos SA(d)	11,869	188,537
Hypera SA	19,300	171,233

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
IRB Brasil Resseguros S/A	30,111	$291,551
Klabin SA	43,092	197,212
Localiza Rent a Car SA	21,807	257,014
Lojas Renner SA	38,017	531,030
Magazine Luiza SA	37,811	448,352
Multiplan Empreendimentos Imobiliarios SA	14,550	119,722
Natura & Co. Holding SA	16,400	157,652
Notre Dame Intermedica Participacoes SA	24,443	414,705
Petrobras Distribuidora SA	32,398	242,178
Petroleo Brasileiro SA	142,943	1,137,091
Porto Seguro SA	4,400	68,625
Raia Drogasil SA	9,300	258,098
Rumo SA(b)	53,100	344,522
Sul America SA	10,107	150,548
Suzano SA	31,864	314,307
TIM Participacoes SA	41,040	159,867
Ultrapar Participacoes SA	41,657	263,858
Vale SA	151,827	2,011,678
WEG SA	48,816	420,604

		14,617,568

Canada — 6.5%
Agnico Eagle Mines Ltd.	11,305	696,295
Air Canada(b)	5,891	220,070
Algonquin Power & Utilities Corp.(a)	17,953	253,973
Alimentation Couche-Tard, Inc., Class B	42,565	1,350,817
AltaGas Ltd.	10,053	153,131
Atco Ltd. Class I	3,829	146,756
Aurora Cannabis, Inc.(a)(b)	36,707	78,867
Bank of Montreal	30,963	2,399,689
Bank of Nova Scotia(a)	58,510	3,305,001
Barrick Gold Corp.	86,020	1,597,784
BCE, Inc.	7,099	328,887
BlackBerry Ltd.(b)	22,301	143,401
Bombardier, Inc., Class B(b)	82,198	122,169
Brookfield Asset Management, Inc., Class A	43,055	2,487,711
CAE, Inc.	11,511	304,762
Cameco Corp.	18,780	166,895
Canadian Apartment Properties REIT	4,555	185,946
Canadian Imperial Bank of Commerce(a)	21,475	1,787,061
Canadian National Railway Co.	33,295	3,011,947
Canadian Natural Resources Ltd.	58,176	1,881,631
Canadian Pacific Railway Ltd.	6,852	1,746,731
Canadian Tire Corp. Ltd., Class A	3,022	325,228
Canadian Utilities Ltd., Class A	5,686	171,515
Canopy Growth Corp.(a)(b)	8,564	180,111
CCL Industries, Inc., Class B	6,846	291,649
Cenovus Energy, Inc.	48,424	492,239
CGI, Inc.(b)	12,610	1,055,276
CI Financial Corp.	11,467	191,713
Constellation Software, Inc.	1,002	973,149
Cronos Group, Inc.(a)(b)	7,439	57,115
Dollarama, Inc.	12,664	435,250
Emera, Inc.	12,252	526,386
Empire Co. Ltd., Class A	7,280	170,767
Enbridge, Inc.	97,031	3,857,927
Encana Corp.	66,055	309,279
Fairfax Financial Holdings Ltd.	1,310	615,116
First Capital Real Estate Investment Trust	10,928	173,949
Fortis, Inc.	20,994	871,092
Franco-Nevada Corp.	9,060	935,548
George Weston Ltd.	4,118	326,700
Gildan Activewear, Inc.	9,332	275,889
Great-West Lifeco, Inc.	13,282	340,194
H&R Real Estate Investment Trust	5,810	94,406

Security	Shares	Value

Canada (continued)
Husky Energy, Inc.	15,100	$121,167
Hydro One Ltd.(d)	13,242	255,754
iA Financial Corp. Inc.	6,144	337,493
IGM Financial, Inc.	4,062	116,616
Imperial Oil Ltd.	11,421	302,115
Intact Financial Corp.	6,587	712,292
Inter Pipeline Ltd.(a)	18,400	319,384
Keyera Corp.	8,699	227,900
Kinross Gold Corp.(b)	75,016	355,857
Kirkland Lake Gold Ltd.	10,192	449,263
Loblaw Cos. Ltd.	8,981	463,384
Magna International, Inc.	13,924	763,458
Manulife Financial Corp.	95,208	1,932,681
Methanex Corp.	3,599	138,993
Metro, Inc.	11,614	479,299
National Bank of Canada	14,884	826,182
Nutrien Ltd.(a)	27,396	1,311,624
Onex Corp.	4,171	263,934
Open Text Corp.	14,028	618,137
Parkland Fuel Corp.	7,050	259,024
Pembina Pipeline Corp.(a)	25,186	933,504
Power Corp. of Canada	15,897	409,499
Power Financial Corp.(a)	12,359	332,543
PrairieSky Royalty Ltd.	13,775	161,560
Quebecor, Inc., Class B	7,073	180,508
Restaurant Brands International, Inc.	13,453	857,602
RioCan Real Estate Investment Trust	9,233	190,270
Rogers Communications, Inc., Class B	17,858	886,746
Royal Bank of Canada	67,441	5,336,385
Saputo, Inc.	10,865	336,354
Shaw Communications, Inc., Class B	21,778	441,916
Shopify, Inc., Class A(b)	4,807	1,911,250
SmartCentres Real Estate Investment Trust	4,313	103,661
Stars Group, Inc.(b)	12,831	334,868
Sun Life Financial, Inc.	29,672	1,352,955
Suncor Energy, Inc.	75,952	2,489,328
TC Energy Corp.	44,348	2,361,948
Teck Resources Ltd., Class B	21,176	367,243
TELUS Corp.	10,231	396,145
Thomson Reuters Corp.	10,771	770,489
Toronto-Dominion Bank	85,710	4,807,100
West Fraser Timber Co. Ltd.	3,334	147,065
Wheaton Precious Metals Corp.	19,152	569,892
WSP Global, Inc.	4,270	291,572

		71,264,982

Chile — 0.2%
Aguas Andinas SA, Class A	76,400	32,411
Antofagasta PLC	18,127	219,477
Banco de Chile	2,943,762	312,012
Banco de Credito e Inversiones SA	2,187	99,178
Banco Santander Chile	3,205,454	183,303
Cencosud SA	73,021	96,138
Cia Cervecerias Unidas SA	4,404	43,164
Colbun SA	466,420	74,434
Empresa Nacional de Telecomunicaciones SA(b)	2,032	14,452
Empresas CMPC SA	65,894	161,241
Empresas COPEC SA(b)	18,259	163,905
Enel Americas SA	1,752,619	389,238
Enersis Chile SA	1,771,049	166,047
Itau CorpBanca	2,375,874	13,776
Latam Airlines Group SA	10,650	121,504
Lundin Mining Corp.	21,717	129,778
SACI Falabella	39,547	170,452

		2,390,510

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China — 9.5%
3SBio, Inc.(b)(d)	95,500	$123,721
51job, Inc. — ADR(a)(b)	1,550	131,595
58.com, Inc. — ADR(b)	4,858	314,458
A-Living Services Co. Ltd.(d)	30,250	104,384
AAC Technologies Holdings, Inc.(a)	29,500	257,535
AECC Aviation Power Co. Ltd., Class A	24,600	76,716
Agile Group Holdings Ltd.(a)	76,000	114,206
Agricultural Bank of China Ltd., Class A	289,800	153,692
Agricultural Bank of China Ltd., Class H	1,123,000	494,301
Aier Eye Hospital Group Co. Ltd., Class A	21,320	121,347
Air China Ltd.	111,198	155,110
Air China Ltd., Class H	62,000	62,900
Alibaba Group Holding Ltd. — ADR(b)	80,930	17,165,253
Alibaba Health Information Technology Ltd.(b)	176,000	203,293
Aluminum Corp. of China Ltd., Class H(b)	164,000	56,203
Anhui Conch Cement Co. Ltd., Class A	17,700	139,446
Anhui Conch Cement Co. Ltd., Class H	45,500	331,519
ANTA Sports Products Ltd.	55,000	492,425
Autohome, Inc. — ADR(a)(b)	3,672	293,797
AviChina Industry & Technology Co. Ltd., Class H	116,000	52,273
BAIC Motor Corp. Ltd., Class H(d)	114,000	64,778
Baidu, Inc. — ADR(b)	13,126	1,659,126
Bank of Beijing Co. Ltd., Class A	100,100	81,743
Bank of China Ltd., Class A	111,600	59,192
Bank of China Ltd., Class H	3,803,000	1,625,699
Bank of Communications Co. Ltd., Class A	130,900	105,944
Bank of Communications Co. Ltd., Class H	323,700	230,016
Bank of Hangzhou Co. Ltd., Class A	70,800	93,247
Bank of Jiangsu Co. Ltd., Class A	79,800	83,097
Bank of Nanjing Co. Ltd., Class A	142,100	179,210
Bank of Ningbo Co. Ltd., Class A	25,600	103,710
Bank of Shanghai Co. Ltd., Class A	76,510	104,426
Baoshan Iron & Steel Co. Ltd., Class A	165,698	136,795
Baozun, Inc., ADR(b)	2,062	68,293
BBMG Corp.	260,700	139,799
BeiGene Ltd., ADR(a)(b)	2,025	335,664
Beijing Capital International Airport Co. Ltd., Class H	100,000	96,865
Beijing Enterprises Holdings Ltd.	21,000	96,360
Beijing Enterprises Water Group Ltd.(b)	232,000	117,343
Best, Inc., ADR(a)(b)	17,452	97,033
BOC Hong Kong Holdings Ltd.	186,500	647,421
BOE Technology Group Co. Ltd., Class A	158,600	103,720
Brilliance China Automotive Holdings Ltd.(a)	148,000	153,603
Budweiser Brewing Co. APAC Ltd.(b)(d)	72,800	245,709
BYD Co. Ltd., Class A	15,600	106,925
Byd Co. Ltd., Class H	30,000	149,620
BYD Electronic International Co. Ltd.	15,000	28,878
CGN Power Co. Ltd., Class H(d)	546,000	145,810
China Agri-Industries Holdings Ltd.	202,000	106,997
China Aoyuan Group Ltd.	76,000	124,012
China Cinda Asset Management Co. Ltd., Class H	360,000	81,829
China CITIC Bank Corp. Ltd., Class H	448,000	268,623
China Coal Energy Co. Ltd., Class H	250,000	99,213
China Communications Construction Co. Ltd., Class H	239,000	194,774
China Communications Services Corp. Ltd., Class H	138,000	100,600
China Conch Venture Holdings Ltd.	92,500	403,476
China Construction Bank Corp., Class A	83,600	86,908
China Construction Bank Corp., Class H	4,524,000	3,922,495
China Eastern Airlines Corp. Ltd., Class H(b)	176,000	97,514
China Education Group Holdings Ltd.(a)	58,000	75,954
China Everbright Bank Co. Ltd., Class A	215,300	136,507
China Everbright Bank Co. Ltd., Class H	299,000	138,872
China Everbright International Ltd.	146,629	117,582
China Everbright Ltd.(a)	52,000	97,116

Security	Shares	Value

China (continued)
China Evergrande Group	103,000	$285,579
China Fortune Land Development Co. Ltd., Class A	35,000	144,507
China Galaxy Securities Co. Ltd., Class H	132,500	78,056
China Gas Holdings Ltd.	97,000	363,189
China Hongqiao Group Ltd.	133,000	80,210
China Huarong Asset Management Co. Ltd., Class H(a)(d)	320,000	50,544
China Huishan Dairy Holdings Co. Ltd.(b)(e)	109,840	211
China International Capital Corp. Ltd., Class H(d)	59,200	114,141
China International Travel Service Corp. Ltd., Class A	7,700	98,532
China Jinmao Holdings Group Ltd.	326,000	253,788
China Lesso Group Holdings Ltd.	39,000	50,038
China Life Insurance Co. Ltd., Class A	22,200	111,463
China Life Insurance Co. Ltd., Class H	346,000	962,453
China Literature Ltd.(a)(b)(d)	24,200	100,837
China Longyuan Power Group Corp. Ltd., Class H	126,000	79,681
China Medical System Holdings Ltd.	61,000	87,803
China Mengniu Dairy Co. Ltd.(b)	137,000	554,178
China Merchants Bank Co. Ltd., Class A	65,200	352,582
China Merchants Bank Co. Ltd., Class H	186,578	959,221
China Merchants Port Holdings Co. Ltd.	65,720	111,200
China Merchants Securities Co. Ltd., Class A	46,000	121,123
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	32,997	94,222
China Minsheng Banking Corp. Ltd., Class A(b)	159,000	144,213
China Minsheng Banking Corp. Ltd., Class H	367,680	277,882
China Mobile Ltd.	295,000	2,492,707
China Molybdenum Co. Ltd., Class H(a)	213,000	91,390
China National Building Material Co. Ltd., Class H	132,000	147,262
China National Nuclear Power Co. Ltd., Class A	102,500	73,679
China Oilfield Services Ltd., Class H	64,000	100,481
China Overseas Land & Investment Ltd.	188,000	732,184
China Pacific Insurance Group Co. Ltd., Class A	15,500	84,402
China Pacific Insurance Group Co. Ltd., Class H	128,800	507,474
China Petroleum & Chemical Corp., Class A	90,900	66,871
China Petroleum & Chemical Corp., Class H	1,228,400	739,657
China Power International Development Ltd.	483,000	103,528
China Railway Construction Corp. Ltd., Class A	81,100	118,228
China Railway Construction Corp. Ltd., Class H	67,000	73,379
China Railway Group Ltd., Class H	230,000	141,931
China Resources Beer Holdings Co. Ltd.	80,000	442,527
China Resources Cement Holdings Ltd.	122,000	155,303
China Resources Gas Group Ltd.	48,000	263,749
China Resources Land Ltd.	133,111	662,272
China Resources Pharmaceutical Group Ltd.(d)	69,500	64,430
China Resources Power Holdings Co. Ltd.	118,000	165,683
China Shenhua Energy Co. Ltd., Class A	31,800	83,446
China Shenhua Energy Co. Ltd., Class H	140,000	292,726
China Shipbuilding Industry Co. Ltd.	99,699	75,153
China Southern Airlines Co. Ltd., Class H	120,000	80,686
China State Construction Engineering Corp. Ltd., Class A	105,700	85,409
China State Construction International Holdings Ltd.	70,000	63,554
China Taiping Insurance Holdings Co. Ltd.	72,672	180,266
China Telecom Corp. Ltd., Class H	612,000	252,137
China Tower Corp. Ltd., Class H(d)	1,824,000	402,976
China Traditional Chinese Medicine Holdings Co. Ltd.	178,000	85,901
China Unicom Hong Kong Ltd.	288,000	271,187
China United Network Communications Ltd., Class A	118,200	100,159
China Vanke Co. Ltd., Class A	21,601	100,029
China Vanke Co. Ltd., Class H	83,000	354,086
China Yangtze Power Co. Ltd., Class A	90,600	239,426
Chongqing Rural Commercial Bank Co. Ltd., Class H	122,000	62,322
CIFI Holdings Group Co. Ltd.	170,000	143,741
CITIC Ltd.	220,000	293,638
CITIC Securities Co. Ltd., Class A	32,100	116,913

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
CITIC Securities Co. Ltd., Class H(a)	103,000	$234,987
CNOOC Ltd.	862,000	1,433,359
Contemporary Amperex Technology Co. Ltd.	9,600	146,931
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	180,000	85,017
COSCO SHIPPING Holdings Co. Ltd.(b)	201,698	152,948
COSCO SHIPPING Ports Ltd.	134,000	109,749
Country Garden Holdings Co. Ltd.	341,270	546,210
Country Garden Services Holdings Co. Ltd.(a)	67,000	225,577
CRRC Corp. Ltd., Class A	99,799	102,497
CRRC Corp. Ltd., Class H	222,350	162,104
CSPC Pharmaceutical Group Ltd.	220,000	525,007
Dali Foods Group Co. Ltd.(d)	175,500	130,020
Daqin Railway Co. Ltd., Class A	125,000	147,498
Dongfeng Motor Group Co. Ltd., Class H	138,000	129,828
East Money Information Co. Ltd.	4,500	10,217
ENN Energy Holdings Ltd.	43,100	470,876
Far East Horizon Ltd.	141,000	132,122
Focus Media Information Technology Co. Ltd., Class A	124,100	111,802
Foshan Haitian Flavouring & Food Co. Ltd., Class A	6,300	97,464
Fosun International Ltd.	131,500	191,816
Fuyao Glass Industry Group Co. Ltd., Class A	31,200	107,564
GD Power Development Co. Ltd., Class A	234,500	78,888
GDS Holdings Ltd. — ADR(a)(b)	2,591	133,644
Geely Automobile Holdings Ltd.	228,000	446,403
Genscript Biotech Corp.(b)	36,000	81,800
GF Securities Co. Ltd., Class H	93,600	114,003
GOME Retail Holdings Ltd.(a)(b)	627,000	57,973
Great Wall Motor Co. Ltd., Class H	157,500	116,535
Gree Electric Appliances, Inc. of Zhuhai, Class A(b)	11,300	106,633
Greenland Holdings Corp. Ltd., Class A	208,399	208,112
Greentown Service Group Co. Ltd.(a)	94,000	102,610
Guangdong Investment Ltd.	122,000	255,170
Guangzhou Automobile Group Co. Ltd., Class H(a)	134,400	167,327
Guangzhou R&F Properties Co. Ltd., Class H(a)	26,000	48,011
Guotai Junan Securities Co. Ltd., Class A	55,544	147,832
Haidilao International Holding Ltd.(d)	20,000	80,324
Haitian International Holdings Ltd.	67,000	162,280
Haitong Securities Co. Ltd., Class A	100,400	223,508
Haitong Securities Co. Ltd., Class H	163,200	192,795
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	34,899	164,615
Hansoh Pharmaceutical Group Co. Ltd.(b)(d)	36,000	119,892
Hengan International Group Co. Ltd.	28,000	199,446
Hua Hong Semiconductor Ltd.(a)(d)	43,000	97,944
Huadian Power International Corp. Ltd., Class H	208,000	79,033
Huaneng Power International, Inc., Class H	192,000	97,086
Huaneng Renewables Corp. Ltd., Class H	158,000	61,440
Huatai Securities Co. Ltd., Class A	31,600	92,353
Huatai Securities Co. Ltd., Class H(d)	68,800	121,681
Huaxia Bank Co. Ltd., Class A	132,899	146,510
Huayu Automotive Systems Co. Ltd., Class A	37,100	138,633
Huazhu Group Ltd., ADR(a)	6,229	249,596
HUYA, Inc., ADR(b)	5,331	95,691
Iflytek Co. Ltd., Class A	35,000	173,744
Industrial & Commercial Bank of China Ltd., Class A	231,800	195,955
Industrial & Commercial Bank of China Ltd., Class H	3,143,000	2,424,914
Industrial Bank Co. Ltd., Class A	73,700	209,785
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	710,900	134,948
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	19,400	86,361
Innovent Biologics, Inc.(b)(d)	41,500	141,647
iQIYI, Inc., ADR(a)(b)	6,171	130,270
JD.com, Inc. — ADR(b)	35,030	1,234,107
Jiangsu Expressway Co. Ltd., Class H	26,000	35,628
Jiangsu Hengrui Medicine Co. Ltd., Class A	14,800	186,308

Security	Shares	Value

China (continued)
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	5,200	$82,703
Jiangxi Copper Co. Ltd., Class H	36,000	49,513
JOYY, Inc., ADR(a)(b)	2,186	115,399
Kaisa Group Holdings Ltd.(b)	221,000	105,500
Kingboard Holdings Ltd.	35,000	111,007
Kingdee International Software Group Co. Ltd.(a)	100,000	100,044
Kingsoft Corp. Ltd.(b)	25,000	64,835
Kunlun Energy Co. Ltd.	134,000	118,381
Kweichow Moutai Co. Ltd., Class A	3,716	632,765
KWG Group Holdings Ltd.(b)	74,000	103,680
Lenovo Group Ltd.(a)	322,000	216,240
Li Ning Co. Ltd.	98,500	295,429
Logan Property Holdings Co. Ltd.	72,000	120,810
Longfor Group Holdings Ltd.(d)	74,500	348,882
Luxshare Precision Industry Co. Ltd., Class A	24,100	126,742
Luye Pharma Group Ltd.(d)	111,000	83,220
Luzhou Laojiao Co. Ltd., Class A	11,300	140,955
Meituan Dianping, Class B(b)	50,200	655,920
Metallurgical Corp. of China Ltd., Class A	330,500	133,064
Midea Group Co. Ltd., Class A	17,300	145,136
Momo, Inc., ADR(a)	7,937	265,890
Muyuan Foodstuff Co. Ltd.	800	10,204
NARI Technology Co. Ltd., Class A	35,700	108,763
NetEase, Inc. — ADR(a)	3,531	1,082,746
New China Life Insurance Co. Ltd., Class H	43,200	185,721
New Oriental Education & Technology Group, Inc. — ADR(b)	6,612	801,705
Nexteer Automotive Group Ltd.(a)	81,000	73,418
NIO, Inc., ADR(a)(b)	23,275	93,566
Noah Holdings Ltd., ADR(a)(b)	1,707	60,377
People’s Insurance Co. Group of China Ltd., Class H	381,000	158,409
PetroChina Co. Ltd., Class H	818,000	411,777
PICC Property & Casualty Co. Ltd., Class H	320,298	386,061
Pinduoduo, Inc., ADR(b)	7,986	302,031
Ping An Bank Co. Ltd., Class A	47,100	111,510
Ping An Healthcare and Technology Co. Ltd.(b)(d)	16,800	122,618
Ping An Insurance Group Co. of China Ltd., Class A	35,100	431,608
Ping An Insurance Group Co. of China Ltd., Class H	269,000	3,183,201
Poly Developments and Holdings Group Co. Ltd., Class A	43,000	100,025
Postal Savings Bank of China Co. Ltd., Class H(d)	453,000	308,079
Prosus NV(b)	23,738	1,776,589
Qingdao Haier Co. Ltd., Class A	41,800	117,289
SAIC Motor Corp. Ltd., Class A	30,300	103,895
Sany Heavy Industry Co. Ltd., Class A	32,700	80,277
Seazen Group Ltd.(a)(b)	108,000	131,530
Semiconductor Manufacturing International Corp.(b)	187,600	287,389
Shaanxi Coal Industry Co. Ltd.	97,600	126,187
Shandong Gold Mining Co. Ltd.(b)	20,860	96,930
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	132,000	158,169
Shanghai Electric Group Co. Ltd., Class H	104,000	34,174
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	28,962	110,916
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	21,500	64,886
Shanghai Industrial Holdings Ltd.(b)	15,000	28,876
Shanghai International Airport Co. Ltd., Class A	11,200	126,957
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	60,800	58,760
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	62,000	120,651
Shanghai Pudong Development Bank Co. Ltd., Class A	94,987	168,937
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	300	3,869
Shenwan Hongyuan Group Co. Ltd., Class A	127,900	94,208
Shenzhen Expressway Co., Ltd.	24,000	34,439
Shenzhen International Holdings Ltd.	40,500	88,975
Shenzhou International Group Holdings Ltd.	35,000	511,527
Shimao Property Holdings Ltd.	51,000	197,645
SINA Corp.(b)	2,721	108,650

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sino-Ocean Group Holding Ltd.	137,000	$54,995
Sinopec Engineering Group Co. Ltd., Class H	105,500	63,145
Sinopec Shanghai Petrochemical Co. Ltd., Class H	123,000	37,131
Sinopharm Group Co. Ltd., Class H	48,000	175,147
Sinotruk Hong Kong Ltd.	56,000	119,520
SOHO China Ltd.	195,000	73,562
Sunac China Holdings Ltd.	109,000	650,733
Suning.com Co. Ltd., Class A	59,200	86,067
Sunny Optical Technology Group Co. Ltd.	35,700	618,542
TAL Education Group — ADR(b)	17,329	835,258
Tencent Holdings Ltd.	274,400	13,219,528
Tencent Music Entertainment Group, ADR(b)	5,966	70,041
Tingyi Cayman Islands Holding Corp.	88,000	150,193
TravelSky Technology Ltd.,Class H	59,000	144,031
Trip.com Group Ltd., ADR(b)	23,776	797,447
Tsingtao Brewery Co. Ltd., Class H	14,000	94,054
Uni-President China Holdings Ltd.	82,000	86,147
Vipshop Holdings Ltd. — ADR(b)	19,089	270,491
Wanhua Chemical Group Co. Ltd.	14,700	118,952
Want Want China Holdings Ltd.(a)	192,000	179,340
Weibo Corp. — ADR(a)(b)	2,003	92,839
Weichai Power Co. Ltd., Class H	96,800	204,318
Wens Foodstuffs Group Co. Ltd., Class A	16,800	81,138
Wuchan Zhongda Group Co. Ltd.	158,199	119,445
Wuliangye Yibin Co. Ltd., Class A	9,600	183,832
WuXi AppTec Co. Ltd., Class A	7,700	101,972
WuXi AppTec Co. Ltd., Class H(d)	11,020	136,629
Wuxi Biologics Cayman, Inc.(b)(d)	31,500	398,961
Xiaomi Corp., Class B(b)(d)	353,800	489,969
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	69,600	80,879
Xinyi Solar Holdings Ltd.	164,000	116,525
Yangzijiang Shipbuilding Holdings Ltd.	94,000	78,355
Yanzhou Coal Mining Co. Ltd., Class H	108,000	97,032
Yihai International Holding Ltd.(b)	23,000	135,014
Yonghui Superstores Co. Ltd., Class A	104,798	113,613
Yonyou Network Technology Co. Ltd., Class A	6,000	24,543
Yum China Holdings, Inc.(a)	16,777	805,464
Yunnan Baiyao Group Co. Ltd., Class A	8,900	114,518
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	7,799	123,264
Zhaojin Mining Industry Co. Ltd., Class H	69,000	75,694
Zhejiang Chint Electrics Co. Ltd., Class A(b)	25,000	96,345
Zhejiang Expressway Co. Ltd., Class H	54,000	49,231
Zhenro Properties Group Ltd.(a)	57,000	40,959
ZhongAn Online P&C Insurance Co. Ltd., Class H(b)(d)	30,700	110,766
Zhongsheng Group Holdings Ltd.(a)	30,000	122,865
Zhuzhou CRRC Times Electric Co. Ltd., Class H	28,400	102,754
Zijin Mining Group Co. Ltd., Class H	218,000	108,274
ZTE Corp., Class H(b)	14,400	44,074
ZTO Express Cayman, Inc., — ADR(a)	16,995	396,833

		103,608,333

Colombia — 0.1%
Bancolombia SA	7,812	104,565
Ecopetrol SA	242,372	244,419
Grupo Argos SA	6,618	35,836
Grupo de Inversiones Suramericana SA	15,087	156,046
Interconexion Electrica SA	24,518	146,188
Millicom International Cellular SA, SDR	4,663	223,935

		910,989

Czech Republic — 0.0%
CEZ AS	9,764	219,442
Komercni Banka AS	3,800	139,162
Moneta Money Bank AS(d)	25,594	96,032

		454,636

Security	Shares	Value

Denmark — 1.2%
AP Moeller — Maersk A/S, Class B	257	$370,656
AP Moeller — Maersk A/S, Class A	235	318,538
Carlsberg A/S, Class B	5,272	786,772
Chr Hansen Holding A/S	4,740	376,675
Coloplast A/S, Class B	4,915	609,760
Danske Bank A/S	33,364	539,773
Demant A/S(b)	6,575	207,065
DSV PANALPINA A/S	10,187	1,174,085
Genmab A/S(b)	3,029	673,660
H Lundbeck A/S	4,294	164,162
ISS A/S	6,402	153,615
Novo Nordisk A/S, Class B	84,730	4,910,005
Novozymes A/S, Class B	11,276	551,795
Orsted A/S(d)	9,561	988,844
Pandora A/S	4,563	198,497
Tryg A/S	7,189	213,128
Vestas Wind Systems A/S	8,948	903,805

		13,140,835

Egypt — 0.0%
Commercial International Bank Egypt SAE	50,357	260,476

Finland — 0.7%
Elisa OYJ	6,381	352,510
Fortum OYJ	21,500	530,694
Kone OYJ, Class B	15,943	1,042,478
Metso OYJ	5,754	227,312
Neste OYJ	20,322	707,107
Nokia OYJ(b)	261,220	966,218
Nokian Renkaat OYJ	5,359	154,135
Nordea Bank Abp	158,649	1,283,499
Orion OYJ, Class B	5,835	270,228
Sampo OYJ, Class A	21,362	932,731
Stora Enso OYJ, Class R	24,213	352,318
UPM-Kymmene OYJ	26,197	908,892
Wartsila OYJ Abp	20,628	228,011

		7,956,133

France — 7.2%
Accor SA	9,457	443,900
Aeroports de Paris	1,364	270,063
Air Liquide SA	22,521	3,192,819
Airbus SE	28,080	4,121,165
Alstom SA	8,422	400,205
Amundi SA(d)	3,754	295,201
Arkema SA	2,951	315,543
Atos SE	4,016	335,589
AXA SA	92,922	2,625,626
BioMerieux	1,981	176,614
BNP Paribas SA	53,628	3,187,545
Bollore SA	36,855	161,053
Bouygues SA	11,423	486,928
Bureau Veritas SA	10,607	277,287
Capgemini SE	7,745	947,251
Carrefour SA	28,356	476,910
Casino Guichard-Perrachon SA(b)	2,868	134,150
Cie de Saint-Gobain	23,735	972,324
Cie Generale des Etablissements Michelin SCA	8,630	1,062,000
CNP Assurances	7,565	150,734
Covivio	2,326	264,163
Credit Agricole SA	52,326	761,413
Danone SA	29,226	2,427,100
Dassault Aviation SA	127	166,673
Dassault Systemes SE	6,378	1,051,894
Edenred	11,567	599,453
Eiffage SA	3,691	423,457

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Electricite de France SA	30,963	$345,494
Engie SA	84,000	1,360,659
EssilorLuxottica SA	13,760	2,103,649
Eurazeo SE	2,062	141,538
Eutelsat Communications SA	6,653	108,134
Faurecia SE	3,630	197,064
Gecina SA	2,235	400,117
Getlink SE	23,156	403,722
Hermes International	1,529	1,145,386
ICADE	1,426	155,273
Iliad SA	961	124,999
Ingenico Group SA	2,934	319,155
Ipsen SA	1,966	174,515
JCDecaux SA	5,899	182,267
Kering SA	3,651	2,405,697
Klepierre SA	10,451	397,597
L’Oreal SA	11,973	3,540,505
Legrand SA	12,821	1,047,011
LVMH Moet Hennessy Louis Vuitton SE	13,284	6,189,728
Natixis SA	41,329	184,101
Orange SA	94,138	1,383,471
Pernod Ricard SA	10,131	1,812,816
Peugeot SA	27,622	665,059
Publicis Groupe SA	10,028	454,684
Remy Cointreau SA	958	117,667
Renault SA	9,369	444,910
Safran SA	15,657	2,418,369
Sanofi	53,719	5,394,861
Sartorius Stedim Biotech	1,419	235,536
Schneider Electric SE	26,164	2,688,082
SCOR SE	8,239	346,827
SEB SA	1,060	157,651
Societe Generale SA	38,898	1,357,461
Sodexo SA	4,102	486,118
Suez	20,135	305,111
Teleperformance	2,820	688,976
Thales SA	5,674	590,407
TOTAL SA	113,358	6,290,293
UbiSoft Entertainment SA(b)	3,326	230,436
Unibail-Rodamco-Westfield	6,636	1,046,943
Valeo SA	12,421	440,241
Veolia Environnement SA	24,151	642,618
Vinci SA	24,177	2,692,679
Vivendi SA	44,181	1,279,372
Wendel SA	1,358	180,896
Worldline SA(b)(d)	4,359	309,014

		79,314,169

Germany — 5.3%
adidas AG	8,655	2,813,469
Allianz SE, Registered Shares	20,159	4,939,515
Aroundtown SA	42,024	377,450
BASF SE	44,016	3,316,017
Bayer AG, Registered Shares	44,803	3,642,331
Bayerische Motoren Werke AG	15,516	1,270,849
Beiersdorf AG	4,329	517,875
Brenntag AG	6,771	367,372
Carl Zeiss Meditec AG, Bearer Shares	2,236	284,262
Commerzbank AG	42,982	265,458
Continental AG	5,218	674,323
Covestro AG(d)	8,522	396,529
Daimler AG, Registered Shares	42,097	2,327,303
Delivery Hero SE(b)(d)	5,971	473,257
Deutsche Bank AG, Registered Shares	97,089	752,296
Deutsche Boerse AG	9,113	1,429,033

Security	Shares	Value

Germany (continued)
Deutsche Lufthansa AG, Registered Shares	9,239	$170,063
Deutsche Post AG, Registered Shares	47,617	1,810,596
Deutsche Telekom AG, Registered Shares	157,635	2,576,098
Deutsche Wohnen SE, Bearer Shares	17,911	728,562
E.ON SE	108,066	1,154,888
Evonik Industries AG	10,596	323,626
Fraport AG Frankfurt Airport Services Worldwide	2,602	220,871
Fresenius Medical Care AG & Co. KGaA	10,055	740,328
Fresenius SE & Co. KGaA	19,365	1,089,735
GEA Group AG	8,213	271,585
Hannover Rueck SE	2,781	536,217
HeidelbergCement AG	6,401	465,128
Henkel AG & Co. KGaA	5,345	502,390
Hochtief AG	1,191	151,633
Infineon Technologies AG	58,082	1,312,325
KION Group AG	3,141	215,998
Knorr-Bremse AG	2,374	241,660
LANXESS AG	3,663	245,946
Merck KGaA	6,299	742,613
METRO AG	12,460	200,496
MTU Aero Engines AG	2,395	682,397
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	6,784	2,001,910
Puma SE	4,318	331,113
RWE AG	29,409	901,149
SAP SE	47,150	6,346,302
Siemens AG, Registered Shares	36,653	4,786,572
Siemens Healthineers AG(d)	6,578	315,330
Symrise AG	6,068	637,801
Telefonica Deutschland Holding AG	31,438	91,122
Thyssenkrupp AG(a)(b)	21,457	288,320
TUI AG	20,400	257,453
Uniper SE	9,623	318,056
United Internet AG, Registered Shares	7,997	261,896
Volkswagen AG	1,862	360,641
Vonovia SE	24,821	1,333,120
Wirecard AG	5,813	700,947
Zalando SE(b)(d)	7,207	363,450

		57,525,676

Greece — 0.1%
Alpha Bank AE(b)	69,105	149,279
Eurobank Ergasias SA(b)	107,023	110,673
FF Group(b)(e)	205	2
Hellenic Telecommunications Organization SA	12,770	204,405
JUMBO SA	4,656	96,880
Motor Oil Hellas Corinth Refineries SA	3,560	82,396
National Bank of Greece SA(b)	32,926	111,776
OPAP SA	10,676	138,900

		894,311

Hong Kong — 2.0%
AIA Group Ltd.	580,800	6,108,831
Alibaba Pictures Group Ltd.(a)(b)	480,000	84,401
ASM Pacific Technology Ltd.	12,700	176,281
Bank of East Asia Ltd.(a)	59,000	131,725
Bosideng International Holdings Ltd.	258,000	93,073
China Common Rich Renewable Energy Investments Ltd.(b)(e)	11,997	—
China Ding Yi Feng Holdings Ltd.(e)	40,000	411
China First Capital Group Ltd.(b)	148,000	5,128
CK Asset Holdings Ltd.	121,008	873,221
CK Infrastructure Holdings Ltd.	26,000	185,034
CLP Holdings Ltd.	81,500	855,539
Dairy Farm International Holdings Ltd.	13,100	74,801

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Haier Electronics Group Co. Ltd.	48,000	$149,968
Hang Lung Properties Ltd.	70,000	153,702
Hang Seng Bank Ltd.	35,000	723,449
Henderson Land Development Co. Ltd.	66,800	327,791
HK Electric Investments & HK Electric Investments Ltd.(c)	204,000	201,060
HKT Trust & HKT Ltd.(c)	185,900	261,986
Hong Kong & China Gas Co. Ltd.	478,619	935,159
Hong Kong Exchanges & Clearing Ltd.	57,300	1,861,547
Hongkong Land Holdings Ltd.	72,900	419,325
Hutchison China MediTech, Ltd., ADR(a)(b)	3,003	75,285
Jardine Matheson Holdings Ltd.	10,400	578,736
Jardine Strategic Holdings Ltd.(a)	12,400	380,284
Kerry Properties Ltd.	27,500	87,342
Kingboard Laminates Holdings Ltd.	42,500	52,681
Link REIT	98,000	1,038,209
Melco Resorts & Entertainment Ltd. — ADR	11,155	269,616
MTR Corp. Ltd.	83,500	493,444
New World Development Co. Ltd.	280,666	384,721
Nine Dragons Paper Holdings Ltd.	39,000	40,557
NWS Holdings Ltd.	52,186	73,142
PCCW Ltd.	135,000	79,879
Power Assets Holdings Ltd.	71,500	523,067
Sino Biopharmaceutical Ltd.	371,500	519,735
Sino Land Co. Ltd.	130,800	189,857
SSY Group Ltd.	104,000	84,238
Sun Art Retail Group Ltd.	110,000	133,474
Sun Hung Kai Properties Ltd.	74,500	1,140,958
Swire Pacific Ltd., Class A	21,000	195,084
Swire Properties Ltd.	71,600	237,200
Techtronic Industries Co. Ltd.	72,000	587,642
Vitasoy International Holdings Ltd.(a)	30,000	108,828
WH Group Ltd.(d)	460,000	475,628
Wharf Holdings Ltd.	61,000	155,043
Wharf Real Estate Investment Co. Ltd.	48,000	292,875
Wheelock & Co. Ltd.	34,000	226,654
Yue Yuen Industrial Holdings Ltd.	28,000	82,636

		22,129,247

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	16,294	162,420
OTP Bank Nyrt	11,103	581,353
Richter Gedeon Nyrt	3,096	67,312

		811,085

India — 2.4%
Adani Ports & Special Economic Zone Ltd.	27,638	141,773
Ambuja Cements Ltd.	26,422	72,660
Ashok Leyland Ltd.	63,339	72,404
Asian Paints Ltd.	12,475	312,029
Aurobindo Pharma Ltd.	13,516	86,508
Avenue Supermarts, Ltd.(b)(d)	5,577	143,719
Axis Bank Ltd.	93,214	985,355
Bajaj Auto Ltd.	3,300	147,305
Bajaj Finance Ltd.	7,651	454,146
Bajaj Finserv Ltd.	1,518	199,860
Bandhan Bank Ltd.(d)	15,438	109,969
Berger Paints India Ltd.	8,379	60,520
Bharat Forge Ltd.	11,954	80,960
Bharat Petroleum Corp. Ltd.	35,066	241,199
Bharti Airtel Ltd.(b)	103,040	657,983
Bharti Infratel Ltd.	35,488	125,539
Bosch Ltd.	292	62,913
Britannia Industries, Ltd.	2,511	106,555
Cipla Ltd.	13,384	89,681
Coal India Ltd.	75,173	222,866

Security	Shares	Value

India (continued)
Colgate-Palmolive India Ltd.	5,077	$104,093
Container Corp. Of India Ltd.	7,502	60,108
Dabur India Ltd.	20,426	131,233
Divi’s Laboratories Ltd.	3,485	90,185
DLF Ltd.	33,599	108,709
Dr. Reddy’s Laboratories Ltd.	1,007	40,587
Dr. Reddy’s Laboratories Ltd. — ADR(a)	4,517	183,300
Eicher Motors Ltd.	644	203,373
GAIL India Ltd.	43,712	74,097
Godrej Consumer Products Ltd.	13,857	132,934
Grasim Industries Ltd.	15,713	163,731
Havells India Ltd.	8,781	79,613
HCL Technologies Ltd.	46,092	366,847
HDFC Asset Management Co. Ltd.(d)	2,674	119,899
HDFC Standard Life Insurance Co. Ltd.(d)	20,635	181,061
Hero MotoCorp Ltd.	4,266	146,048
Hindalco Industries Ltd.	75,665	229,388
Hindustan Petroleum Corp. Ltd.	16,963	62,743
Hindustan Unilever Ltd.	31,045	836,632
Housing Development Finance Corp. Ltd.	79,040	2,672,535
ICICI Bank Ltd.	191,508	1,452,351
ICICI Bank Ltd. — ADR(a)	22,806	344,142
ICICI Lombard General Insurance Co. Ltd.(d)	5,224	101,497
ICICI Prudential Life Insurance Co. Ltd.(d)	12,623	85,320
Indian Oil Corp. Ltd.	94,789	166,568
Info Edge India Ltd.	4,063	144,016
Infosys Ltd.	64,313	662,297
Infosys Ltd. — ADR(a)	97,713	1,008,398
InterGlobe Aviation Ltd.(d)	5,982	111,761
ITC Ltd.	167,563	558,124
JSW Steel Ltd.	32,800	124,265
Larsen & Toubro Ltd.	5,195	94,500
Larsen & Toubro Ltd. — GDR	18,237	335,057
LIC Housing Finance Ltd.	17,978	109,392
Lupin Ltd.	11,830	126,613
Mahindra & Mahindra Financial Services Ltd.	10,804	48,834
Mahindra & Mahindra Ltd.	3,897	29,039
Mahindra & Mahindra Ltd., — GDR	27,036	204,392
Marico Ltd.	22,064	105,616
Maruti Suzuki India Ltd.	4,353	449,453
Motherson Sumi Systems Ltd.	67,315	138,337
Nestle India Ltd.	1,381	286,062
NTPC Ltd.	151,656	252,944
Oil & Natural Gas Corp. Ltd.	142,049	256,505
Page Industries Ltd.	266	87,214
Petronet LNG Ltd.	23,885	89,693
Pidilite Industries Ltd.	5,574	108,305
Piramal Enterprises Ltd.	4,721	100,870
Power Grid Corp. of India Ltd.	92,096	245,471
REC Ltd.	38,827	77,864
Reliance Industries Ltd.	23,507	498,633
Reliance Industries Ltd., — GDR(d)	54,998	2,340,165
SBI Life Insurance Co. Ltd.(d)	13,281	179,005
Shree Cement Ltd.	615	175,467
Shriram Transport Finance Co. Ltd.	5,718	93,815
Siemens Ltd.	4,979	104,442
State Bank of India(b)	27,343	127,958
State Bank of India — GDR(b)	5,712	267,322
Sun Pharmaceutical Industries Ltd.	43,350	262,700
Tata Consultancy Services Ltd.	43,804	1,326,612
Tata Motors Ltd.(b)	52,939	137,108
Tata Motors Ltd. — ADR(b)	6,008	77,683
Tata Power Co. Ltd.	42,988	34,039
Tata Steel Ltd.	11,672	77,316

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Tech Mahindra Ltd.	26,191	$279,713
Titan Co. Ltd.	17,951	298,908
UltraTech Cement Ltd.	4,530	256,872
United Spirits Ltd.(b)	18,510	155,532
UPL Ltd.	26,481	216,816
Vedanta Ltd.	28,074	60,050
Vedanta Ltd. — ADR(a)	11,497	99,219
Wipro Ltd.	54,155	186,475
Wipro Ltd. — ADR	13,184	49,440
Zee Entertainment Enterprises Ltd.	50,406	206,346

		25,777,596

Indonesia — 0.5%
Ace Hardware Indonesia Tbk PT	253,400	27,289
Adaro Energy Tbk PT	1,086,700	121,440
Astra International Tbk PT	965,400	480,859
Bank Central Asia Tbk PT	459,900	1,106,062
Bank Mandiri Persero Tbk PT	892,400	493,108
Bank Negara Indonesia Persero Tbk PT	405,600	228,968
Bank Rakyat Indonesia Persero Tbk PT	2,771,400	877,220
Bank Tabungan Negara Persero Tbk PT	473,000	72,110
Barito Pacific Tbk PT	810,100	88,017
Bumi Serpong Damai Tbk PT(b)	384,500	34,653
Charoen Pokphand Indonesia Tbk PT	509,500	238,280
Gudang Garam Tbk PT	22,300	85,067
Hanjaya Mandala Sampoerna Tbk PT	483,800	73,074
Indah Kiat Pulp & Paper Corp. Tbk PT	126,800	70,176
Indocement Tunggal Prakarsa Tbk PT	88,600	121,181
Indofood CBP Sukses Makmur Tbk PT	162,400	130,411
Indofood Sukses Makmur Tbk PT	159,200	90,773
Jasa Marga Persero Tbk PT	75,780	28,211
Kalbe Farma Tbk PT	858,400	100,082
Pabrik Kertas Tjiwi Kimia Tbk PT	78,500	58,016
Pakuwon Jati Tbk PT	2,069,500	84,710
Perusahaan Gas Negara Persero Tbk PT	426,200	66,453
Semen Indonesia Persero Tbk PT	106,000	91,408
Telekomunikasi Indonesia Persero Tbk PT	2,223,800	637,068
Unilever Indonesia Tbk PT	74,900	226,417
United Tractors Tbk PT	79,900	123,709
XL Axiata Tbk PT(b)	131,400	29,787

		5,784,549

Ireland — 0.4%
AerCap Holdings NV(b)	6,636	407,915
AIB Group PLC	53,001	184,656
Bank of Ireland Group PLC	48,092	264,679
CRH PLC(b)	36,231	1,453,186
Flutter Entertainment PLC	3,768	457,948
Kerry Group PLC, Class A	7,704	960,079
Kingspan Group PLC	7,024	429,002
Smurfit Kappa Group PLC	9,784	377,243

		4,534,708

Israel — 0.4%
Azrieli Group Ltd.	2,198	161,008
Bank Hapoalim BM	59,725	496,003
Bank Leumi Le-Israel BM	69,019	503,351
Check Point Software Technologies Ltd.(b)	5,145	570,889
Elbit Systems Ltd.	1,599	249,146
Israel Chemicals Ltd.	34,017	160,646
Israel Discount Bank Ltd., Series A	49,699	230,813
Mizrahi Tefahot Bank Ltd.	7,034	187,628
Nice Ltd.(b)	3,246	503,322
Teva Pharmaceutical Industries Ltd. — ADR(b)	56,515	553,847
Wix.com Ltd.(b)	2,550	312,069

		3,928,722

Security	Shares	Value

Italy — 1.3%
Assicurazioni Generali SpA	53,781	$1,110,298
Atlantia SpA	22,697	529,723
Davide Campari-Milano SpA	25,177	230,050
Enel SpA	387,286	3,076,531
Eni SpA	115,988	1,801,436
Ferrari NV	6,282	1,043,036
FinecoBank Banca Fineco SpA	23,619	283,329
Intesa Sanpaolo SpA	720,632	1,898,280
Leonardo SpA	15,326	179,733
Mediobanca Banca di Credito Finanziario SpA	34,909	384,367
Moncler SpA	8,703	391,700
Pirelli & C SpA(d)	15,564	89,830
Poste Italiane SpA(d)	21,934	249,233
Prysmian SpA	11,451	276,418
Recordati SpA	5,232	220,553
Snam SpA	78,577	413,142
Telecom Italia SpA(b)	415,147	259,263
Telecom Italia SpA	341,957	209,420
Terna Rete Elettrica Nazionale SpA	63,450	424,348
UniCredit SpA	99,720	1,457,603

		14,528,293

Japan — 15.8%
ABC-Mart, Inc.	1,700	116,044
Acom Co. Ltd.	14,700	66,696
Advantest Corp.	9,900	558,341
Aeon Co. Ltd.	31,100	641,792
AEON Financial Service Co. Ltd.	4,000	63,026
Aeon Mall Co. Ltd.	5,190	92,058
AGC, Inc.	10,200	364,731
Air Water, Inc.	10,700	156,130
Aisin Seiki Co. Ltd.	7,000	259,278
Ajinomoto Co., Inc.	22,200	369,570
Alfresa Holdings Corp.	8,900	180,804
Alps Alpine Co. Ltd.	7,600	172,515
Amada Holdings Co. Ltd.	13,600	154,683
ANA Holdings, Inc.	6,300	210,316
Aozora Bank Ltd.	4,500	118,884
Asahi Group Holdings Ltd.	17,700	807,483
Asahi Intecc Co. Ltd.	10,800	316,237
Asahi Kasei Corp.	63,200	709,635
Astellas Pharma, Inc.	92,300	1,575,559
Bandai Namco Holdings, Inc.	9,500	577,906
Bank of Kyoto Ltd.	3,000	127,923
Benesse Holdings, Inc.	4,800	126,167
Bridgestone Corp.	27,900	1,036,488
Brother Industries Ltd.	9,200	190,010
Calbee, Inc.	4,500	146,616
Canon, Inc.(a)	50,200	1,373,897
Casio Computer Co. Ltd.	7,800	155,871
Central Japan Railway Co.	6,500	1,306,947
Chiba Bank Ltd. (The)	26,100	150,073
Chubu Electric Power Co., Inc.	31,400	443,866
Chugai Pharmaceutical Co. Ltd.	11,100	1,022,257
Chugoku Electric Power Co., Inc.	14,700	193,233
Coca-Cola Bottlers Japan Holdings, Inc.	7,100	181,407
Concordia Financial Group Ltd.	48,900	200,817
Credit Saison Co. Ltd.	7,700	133,547
CyberAgent, Inc.	5,400	188,113
Dai Nippon Printing Co. Ltd.	13,300	359,732
Dai-ichi Life Holdings, Inc.	53,700	884,991
Daicel Corp.	11,900	113,768
Daifuku Co. Ltd.	4,900	296,131
Daiichi Sankyo Co. Ltd.	28,100	1,855,843
Daikin Industries Ltd.	11,300	1,594,314

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daito Trust Construction Co. Ltd.	3,400	$420,159
Daiwa House Industry Co. Ltd.	26,600	823,452
Daiwa House REIT Investment Corp.	85	222,261
Daiwa Securities Group, Inc.	65,000	328,147
Denso Corp.	21,200	957,441
Dentsu, Inc.	9,500	327,330
Disco Corp.	1,400	328,755
East Japan Railway Co.	14,800	1,335,876
Eisai Co. Ltd.	12,200	912,877
Electric Power Development Co. Ltd.	7,100	172,335
FamilyMart Co. Ltd.	14,600	349,666
FANUC Corp.	9,300	1,717,383
Fast Retailing Co. Ltd.	2,700	1,603,999
Fuji Electric Co. Ltd.	7,900	239,981
FUJIFILM Holdings Corp.	17,500	835,728
Fujitsu Ltd.	8,800	827,691
Fukuoka Financial Group, Inc.	7,600	145,206
GMO Payment Gateway, Inc.	1,500	102,722
Hakuhodo DY Holdings, Inc.	14,000	225,274
Hamamatsu Photonics KK	6,400	262,275
Hankyu Hanshin Holdings, Inc.	11,600	496,197
Hikari Tsushin, Inc.	1,000	251,298
Hino Motors Ltd.	12,500	132,194
Hirose Electric Co. Ltd.	1,611	205,937
Hisamitsu Pharmaceutical Co., Inc.	2,900	141,234
Hitachi Chemical Co. Ltd.	5,500	230,427
Hitachi Construction Machinery Co. Ltd.	4,600	137,022
Hitachi High-Technologies Corp.	4,000	283,278
Hitachi Ltd.	47,100	1,987,419
Hitachi Metals Ltd.	8,000	117,758
Honda Motor Co. Ltd.	77,000	2,179,218
Hoshizaki Corp.	2,500	222,900
Hoya Corp.	18,200	1,737,408
Hulic Co. Ltd.	20,500	246,824
Idemitsu Kosan Co. Ltd.	8,649	238,987
IHI Corp.	7,700	180,188
Iida Group Holdings Co. Ltd.	6,800	119,174
Inpex Corp.	45,900	475,511
Isetan Mitsukoshi Holdings Ltd.	11,500	103,267
Isuzu Motors Ltd.	24,900	294,337
ITOCHU Corp.	64,300	1,490,260
Itochu Techno-Solutions Corp.	7,100	199,951
J. Front Retailing Co. Ltd.	11,100	154,815
Japan Airlines Co. Ltd.	5,500	171,247
Japan Airport Terminal Co. Ltd.	1,700	94,325
Japan Exchange Group, Inc.	24,200	426,043
Japan Post Bank Co. Ltd.	18,900	181,342
Japan Post Holdings Co. Ltd.	78,500	738,250
Japan Post Insurance Co. Ltd.	10,400	177,284
Japan Prime Realty Investment Corp.	44	193,463
Japan Real Estate Investment Corp.	74	491,100
Japan Retail Fund Investment Corp.	107	230,254
Japan Tobacco, Inc.	58,600	1,306,578
JFE Holdings, Inc.	20,100	257,912
JGC Holdings Corp.	10,000	159,160
JSR Corp.	7,600	139,024
JTEKT Corp.	6,200	73,241
JXTG Holdings, Inc.	162,500	737,519
Kajima Corp.	21,700	288,505
Kakaku.com, Inc.	7,400	188,945
Kamigumi Co. Ltd.	4,300	94,522
Kansai Electric Power Co., Inc.	30,300	351,019
Kansai Paint Co. Ltd.	7,600	185,661
Kao Corp.	23,500	1,938,164

Security	Shares	Value

Japan (continued)
Kawasaki Heavy Industries Ltd.	5,800	$126,769
KDDI Corp.	84,600	2,524,155
Keihan Holdings Co. Ltd.	4,600	223,360
Keikyu Corp.	11,000	212,069
Keio Corp.	5,500	332,801
Keisei Electric Railway Co. Ltd.	5,400	209,247
Keyence Corp.	8,680	3,047,881
Kikkoman Corp.	6,100	298,624
Kintetsu Group Holdings Co. Ltd.	9,000	488,158
Kirin Holdings Co. Ltd.	40,600	886,159
Kobayashi Pharmaceutical Co. Ltd.	2,600	220,223
Koito Manufacturing Co. Ltd.	4,500	208,377
Komatsu Ltd.	45,000	1,080,065
Konami Holdings Corp.	5,300	217,790
Konica Minolta, Inc.	25,700	167,412
Kose Corp.	1,700	247,799
Kubota Corp.	49,500	777,310
Kuraray Co. Ltd.	13,400	162,379
Kurita Water Industries Ltd.	7,400	219,595
Kyocera Corp.	15,300	1,042,782
Kyowa Kirin Co. Ltd.	12,600	296,860
Kyushu Electric Power Co., Inc.	14,400	124,934
Kyushu Railway Co.	6,700	224,300
Lawson, Inc.	1,900	107,849
LINE Corp.(b)	3,000	147,397
Lion Corp.	11,900	231,320
LIXIL Group Corp.	13,600	234,693
M3, Inc.	20,300	612,159
Makita Corp.	12,600	435,139
Marubeni Corp.	68,200	503,887
Marui Group Co. Ltd.	9,500	231,634
Maruichi Steel Tube Ltd.	2,400	67,446
Mazda Motor Corp.	30,300	258,199
McDonald’s Holdings Co. Japan Ltd.(a)	2,300	110,811
Mebuki Financial Group, Inc.	38,630	98,489
Medipal Holdings Corp.	10,300	227,325
MEIJI Holdings Co. Ltd.	4,900	331,143
Mercari, Inc.(b)	3,200	65,421
MINEBEA MITSUMI, Inc.	14,000	289,186
MISUMI Group, Inc.	15,500	383,627
Mitsubishi Chemical Holdings Corp.	59,500	443,345
Mitsubishi Corp.	65,700	1,740,482
Mitsubishi Electric Corp.	90,500	1,232,219
Mitsubishi Estate Co. Ltd.	54,700	1,046,677
Mitsubishi Gas Chemical Co., Inc.	9,300	141,678
Mitsubishi Heavy Industries Ltd.	14,800	573,897
Mitsubishi Materials Corp.	6,200	168,266
Mitsubishi Motors Corp.	36,300	151,308
Mitsubishi Tanabe Pharma Corp.	11,500	210,968
Mitsubishi UFJ Financial Group, Inc.	595,200	3,217,850
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,200	97,853
Mitsui & Co. Ltd.	80,400	1,429,152
Mitsui Chemicals, Inc.	7,900	192,438
Mitsui Fudosan Co. Ltd.	40,900	999,593
Mitsui OSK Lines Ltd.	4,700	129,252
Mizuho Financial Group, Inc.	1,160,200	1,787,194
MonotaRO Co Ltd.	7,500	199,657
MS&AD Insurance Group Holdings, Inc.	23,700	782,305
Murata Manufacturing Co. Ltd.	27,000	1,661,811
Nabtesco Corp.	5,000	147,335
Nagoya Railroad Co. Ltd.	11,100	344,688
NEC Corp.	11,200	463,506
Nexon Co. Ltd.(b)	21,700	287,857
NGK Insulators Ltd.	9,000	156,564

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NGK Spark Plug Co. Ltd.	8,500	$164,764
NH Foods Ltd.	4,000	165,694
Nidec Corp.	10,800	1,475,104
Nikon Corp.	14,700	179,776
Nintendo Co. Ltd.	5,400	2,159,784
Nippon Building Fund, Inc.	62	454,475
Nippon Express Co. Ltd.	3,800	222,752
Nippon Paint Holdings Co. Ltd.	7,500	386,112
Nippon Shinyaku Co. Ltd.	1,900	164,528
Nippon Steel Corp.	39,647	597,596
Nippon Telegraph & Telephone Corp.	61,600	1,556,859
Nippon Yusen KK	5,300	95,525
Nissan Chemical Corp.	5,900	247,079
Nissan Motor Co. Ltd.	120,400	697,686
Nisshin Seifun Group, Inc.	9,000	157,027
Nissin Foods Holdings Co. Ltd.	3,500	259,955
Nitori Holdings Co. Ltd.	4,100	647,190
Nitto Denko Corp.	7,300	410,463
Nomura Holdings, Inc.	162,300	835,161
Nomura Real Estate Holdings, Inc.	5,200	124,723
Nomura Real Estate Master Fund, Inc.	232	396,843
Nomura Research Institute Ltd.	14,343	306,740
NSK Ltd.	14,400	136,126
NTT Data Corp.	33,000	441,341
NTT DOCOMO, Inc.	61,900	1,724,294
Obayashi Corp.	34,800	386,512
Obic Co. Ltd.	2,800	377,162
Odakyu Electric Railway Co. Ltd.	16,400	382,596
Oji Holdings Corp.	39,000	210,911
Olympus Corp.	54,900	846,157
Omron Corp.	9,100	530,422
Ono Pharmaceutical Co. Ltd.	20,400	465,738
Oracle Corp. Japan	2,500	226,897
Oriental Land Co. Ltd.	9,600	1,309,837
ORIX Corp.	60,800	1,007,539
Orix J-REIT, Inc.	142	307,791
Osaka Gas Co. Ltd.	18,700	357,603
Otsuka Corp.	5,800	231,623
Otsuka Holdings Co. Ltd.	18,100	806,794
Pan Pacific International Holdings Corp.	20,000	331,826
Panasonic Corp.	112,600	1,056,096
Park24 Co. Ltd.	6,400	156,711
PeptiDream, Inc.(b)	3,600	183,972
Persol Holdings Co. Ltd.	8,300	155,551
Pigeon Corp.	7,100	259,975
Pola Orbis Holdings, Inc.	5,600	133,387
Rakuten, Inc.	39,300	335,747
Recruit Holdings Co. Ltd.	65,200	2,442,087
Renesas Electronics Corp.(b)	36,900	252,099
Resona Holdings, Inc.	94,700	412,753
Ricoh Co. Ltd.	28,600	311,211
Rinnai Corp.	2,100	164,113
Rohm Co. Ltd.	3,800	303,198
Ryohin Keikaku Co. Ltd.	11,000	256,370
Sankyo Co. Ltd.	2,200	73,068
Santen Pharmaceutical Co. Ltd.	19,900	378,959
SBI Holdings, Inc.	12,550	264,959
Secom Co. Ltd.	9,600	856,730
Sega Sammy Holdings, Inc.	8,800	127,421
Seibu Holdings, Inc.	9,800	161,207
Seiko Epson Corp.	14,900	224,973
Sekisui Chemical Co. Ltd.	14,400	249,839
Sekisui House Ltd.	29,600	632,103
Seven & i Holdings Co. Ltd.	37,200	1,363,581

Security	Shares	Value

Japan (continued)
Seven Bank Ltd.	32,800	$107,456
SG Holdings Co. Ltd.	6,400	144,165
Sharp Corp.	14,100	215,483
Shimadzu Corp.	11,000	344,005
Shimamura Co. Ltd.(a)	1,100	83,626
Shimano, Inc.	3,300	535,362
Shimizu Corp.	19,400	197,624
Shin-Etsu Chemical Co. Ltd.	17,500	1,924,528
Shinsei Bank Ltd.	10,800	164,778
Shionogi & Co. Ltd.	12,300	760,896
Shiseido Co. Ltd.	19,200	1,363,391
Shizuoka Bank Ltd.	16,000	119,012
Showa Denko KK	8,400	221,386
SMC Corp.	2,800	1,280,483
Softbank Corp.	82,300	1,103,616
SoftBank Group Corp.	76,400	3,317,060
Sohgo Security Services Co. Ltd.	4,200	227,325
Sompo Holdings, Inc.	14,800	581,190
Sony Corp.	61,100	4,148,547
Sony Financial Holdings, Inc.	6,900	165,634
Square Enix Holdings Co. Ltd.	4,200	209,134
Stanley Electric Co. Ltd.	5,700	164,623
Subaru Corp.	29,800	738,141
Sumco Corp.	9,700	160,717
Sumitomo Chemical Co. Ltd.	54,400	247,007
Sumitomo Corp.	53,300	791,683
Sumitomo Dainippon Pharma Co. Ltd.	6,600	127,876
Sumitomo Electric Industries Ltd.	33,500	503,108
Sumitomo Heavy Industries Ltd.	4,400	124,981
Sumitomo Metal Mining Co. Ltd.	10,100	325,220
Sumitomo Mitsui Financial Group, Inc.	61,900	2,286,298
Sumitomo Mitsui Trust Holdings, Inc.	15,200	600,870
Sumitomo Realty & Development Co. Ltd.	16,000	558,232
Sumitomo Rubber Industries Ltd.	5,200	63,407
Sundrug Co. Ltd.	4,000	144,728
Suntory Beverage & Food Ltd.	6,300	263,017
Suzuken Co. Ltd.	3,170	129,202
Suzuki Motor Corp.	18,800	784,748
Sysmex Corp.	9,000	612,764
T&D Holdings, Inc.	24,800	313,613
Taiheiyo Cement Corp.	5,900	173,183
Taisei Corp.	8,800	364,505
Taisho Pharmaceutical Holdings Co. Ltd.	1,300	95,934
Taiyo Nippon Sanso Corp.	9,300	205,846
Takeda Pharmaceutical Co. Ltd.	71,676	2,834,943
TDK Corp.	5,600	629,323
Teijin Ltd.	7,200	134,511
Terumo Corp.	29,500	1,046,492
THK Co. Ltd.	5,800	155,720
Tobu Railway Co. Ltd.	8,100	293,228
Toho Co. Ltd.	5,500	229,197
Toho Gas Co. Ltd.	3,600	146,996
Tohoku Electric Power Co., Inc.	14,800	146,721
Tokio Marine Holdings, Inc.	31,000	1,735,652
Tokyo Century Corp.	2,300	122,461
Tokyo Electric Power Co. Holdings, Inc.(b)	84,800	362,991
Tokyo Electron Ltd.	7,700	1,681,141
Tokyo Gas Co. Ltd.	19,500	473,828
Tokyu Corp.	26,700	493,755
Tokyu Fudosan Holdings Corp.	30,800	212,683
Toppan Printing Co. Ltd.	11,500	237,570
Toray Industries, Inc.	70,000	474,286
Toshiba Corp.	24,400	828,178
Tosoh Corp.	10,700	164,842

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
TOTO Ltd.	5,900	$249,140
Toyo Seikan Group Holdings Ltd.	8,500	146,321
Toyo Suisan Kaisha Ltd.	5,400	229,315
Toyoda Gosei Co. Ltd.	4,300	107,368
Toyota Industries Corp.	8,000	460,320
Toyota Motor Corp.	107,906	7,603,215
Toyota Tsusho Corp.	10,200	358,302
Trend Micro, Inc.(b)	5,700	291,668
Tsuruha Holdings, Inc.	1,800	231,116
Unicharm Corp.	18,900	638,200
United Urban Investment Corp.	134	251,660
USS Co. Ltd.	12,100	228,730
Welcia Holdings Co. Ltd.	2,500	158,823
West Japan Railway Co.	8,200	709,247
Yakult Honsha Co. Ltd.	5,200	286,585
Yamada Denki Co. Ltd.	22,900	121,508
Yamaha Corp.	6,900	382,560
Yamaha Motor Co. Ltd.	11,600	232,382
Yamato Holdings Co. Ltd.	13,300	226,760
Yamazaki Baking Co. Ltd.	7,000	125,085
Yaskawa Electric Corp.	10,400	391,778
Yokogawa Electric Corp.	9,900	173,855
Yokohama Rubber Co. Ltd.	5,000	96,975
Z Holdings Corp.	127,000	536,208
ZOZO, Inc.	4,300	82,237

		173,323,483

Luxembourg — 0.1%
ArcelorMittal SA	28,352	499,553
Eurofins Scientific SE(a)	646	358,106
Reinet Investments SCA	5,889	116,679
SES SA	18,911	265,156
Tenaris SA	17,350	196,574

		1,436,068

Macau — 0.2%
Galaxy Entertainment Group Ltd.	96,000	706,715
Sands China Ltd.	124,000	662,541
SJM Holdings Ltd.	69,000	78,568
Wynn Macau Ltd.	73,600	181,359

		1,629,183

Malaysia — 0.5%
AirAsia Group Bhd	60,100	24,988
AMMB Holdings Bhd	68,900	65,900
Axiata Group Bhd	165,600	167,740
British American Tobacco Malaysia Bhd	5,800	21,397
CIMB Group Holdings Bhd	239,100	301,151
Dialog Group Bhd	142,134	120,132
DiGi.Com Bhd	144,300	157,503
Fraser & Neave Holdings BHD	12,300	104,763
Gamuda Bhd(b)	129,800	123,790
Genting Bhd	119,100	176,239
Genting Malaysia Bhd	106,100	85,402
Genting Plantations Bhd(a)	10,000	25,901
Hartalega Holdings Bhd	88,200	118,260
Hong Leong Bank Bhd	31,140	131,773
Hong Leong Financial Group Bhd	7,000	28,921
IHH Healthcare Bhd	143,000	191,459
IJM Corp. Bhd	126,600	67,213
IOI Corp. Bhd	102,200	115,232
Kuala Lumpur Kepong Bhd	17,500	106,182
Malayan Banking Bhd	204,800	432,778
Malaysia Airports Holdings Bhd	11,300	21,001
Maxis Bhd(a)	144,000	187,472
MISC Bhd	27,400	55,983

Security	Shares	Value

Malaysia (continued)
Nestle Malaysia Bhd	2,400	$86,299
Petronas Chemicals Group Bhd	122,200	219,606
Petronas Dagangan Bhd	6,100	34,448
Petronas Gas Bhd	34,000	138,144
PPB Group Bhd	15,120	69,677
Press Metal Aluminium Holdings Bhd(a)	77,800	88,578
Public Bank Bhd	138,020	656,442
QL Resources Bhd	53,600	106,554
RHB Bank Bhd(e)	12,900	—
RHB Capital Bhd	82,424	116,468
Sime Darby Bhd	159,000	86,307
Sime Darby Plantation Bhd	159,000	211,917
Telekom Malaysia Bhd	55,900	52,228
Tenaga Nasional Bhd	141,300	458,307
Top Glove Corp. Bhd	111,900	128,641
Westports Holdings Bhd	70,000	72,122
YTL Corp. Bhd	115,423	27,657

		5,384,575

Mexico — 0.6%
Alfa SAB de CV, Series A	153,472	127,274
Alsea SAB de CV(b)	43,846	115,554
America Movil SAB de CV, Series L	1,646,060	1,314,584
Arca Continental SAB de CV	15,972	84,457
Cemex SAB de CV CPO	646,337	242,024
Coca-Cola Femsa SAB de CV	24,300	147,644
El Puerto de Liverpool SAB de CV, Series C1	10,900	54,144
Fibra Uno Administracion SA de CV	143,017	221,551
Fomento Economico Mexicano SAB de CV	96,869	915,382
Gruma SAB de CV, Class B	9,959	102,253
Grupo Aeroportuario del Pacifico SAB de CV, Class B	15,800	187,745
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,700	200,356
Grupo Bimbo SAB de CV, Series A	46,764	85,156
Grupo Carso SAB de CV, Series A1	11,376	42,008
Grupo Financiero Banorte SAB de CV, Series O	129,547	723,874
Grupo Financiero Inbursa SAB de CV, Series O	99,700	122,282
Grupo Mexico SAB de CV, Series B	177,414	486,616
Grupo Televisa SAB CPO	109,894	257,887
Industrias Penoles SAB de CV	7,755	81,297
Infraestructura Energetica Nova SAB de CV	33,988	159,860
Kimberly-Clark de Mexico SAB de CV, Class A(b)	78,500	155,692
Megacable Holdings SAB de CV CPO	21,129	86,539
Orbia Advance Corp. SAB de CV	36,623	78,098
Promotora y Operadora de Infraestructura SAB de CV(b)	4,006	41,006
Wal-Mart de Mexico SAB de CV	251,351	719,855

		6,753,138

Netherlands — 3.1%
ABN AMRO Group NV CVA(d)	19,393	353,463
Adyen NV(b)(d)	459	377,571
Aegon NV	95,385	436,635
Akzo Nobel NV	10,504	1,072,710
Altice Europe NV, Class A(b)	33,037	213,931
ASML Holding NV	20,421	6,045,768
EXOR NV	5,704	442,239
Heineken Holding NV	5,886	572,075
Heineken NV	12,135	1,295,142
ING Groep NV	187,602	2,255,427
Koninklijke Ahold Delhaize NV	54,716	1,371,861
Koninklijke DSM NV	8,316	1,087,280
Koninklijke KPN NV	197,999	585,954
Koninklijke Philips NV	42,750	2,089,778
Koninklijke Vopak NV	4,260	231,490
NN Group NV	13,821	525,513
NXP Semiconductors NV(a)	13,246	1,685,686

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
QIAGEN NV(b)	10,175	$346,696
Randstad NV	6,023	369,060
Royal Dutch Shell PLC, B Shares	179,203	5,319,402
Royal Dutch Shell PLC, Class A	205,871	6,096,709
Wolters Kluwer NV	12,456	909,481

		33,683,871

New Zealand — 0.2%
a2 Milk Co. Ltd.(b)	39,580	400,762
Auckland International Airport Ltd.	55,568	327,539
Fisher & Paykel Healthcare Corp. Ltd.	27,280	408,271
Fletcher Building Ltd.	28,052	96,153
Mercury NZ Ltd.	24,362	82,872
Meridian Energy Ltd.	95,908	323,066
Ryman Healthcare Ltd.	13,399	147,263
Spark New Zealand Ltd.	83,974	244,869

		2,030,795

Norway — 0.4%
Aker BP ASA	5,988	196,528
DNB ASA	41,092	768,951
Equinor ASA	48,719	971,567
Gjensidige Forsikring ASA	10,710	224,813
Mowi ASA	20,651	536,945
Norsk Hydro ASA	62,662	233,015
Orkla ASA	34,581	350,679
Schibsted ASA, Class B	3,873	110,679
Telenor ASA	37,046	664,075
Yara International ASA	9,852	410,472

		4,467,724

Pakistan — 0.0%
Habib Bank Ltd.	10,100	10,267
MCB Bank Ltd.	6,700	8,866
Oil & Gas Development Co. Ltd.	11,100	10,218

		29,351

Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	9,607	145,066
Credicorp Ltd.	3,324	708,444
Southern Copper Corp.	5,855	248,720

		1,102,230

Philippines — 0.3%
Aboitiz Equity Ventures, Inc.	70,570	71,646
Aboitiz Power Corp.	29,200	19,718
Ayala Corp.	13,480	208,795
Ayala Land, Inc.	317,200	284,500
Bank of the Philippine Islands	26,042	45,199
BDO Unibank, Inc.	93,622	292,078
Globe Telecom, Inc.	845	33,703
GT Capital Holdings, Inc.	3,701	61,896
International Container Terminal Services, Inc.	41,800	105,936
JG Summit Holdings, Inc.	156,443	249,331
Jollibee Foods Corp.	12,070	51,428
Manila Electric Co.	11,960	74,861
Megaworld Corp.	600,000	47,453
Metro Pacific Investments Corp.	584,000	40,129
Metropolitan Bank & Trust Co.	96,987	126,967
PLDT, Inc.	6,115	119,941
Security Bank Corp.	4,290	16,505
SM Investments Corp.	17,272	355,426
SM Prime Holdings, Inc.	486,150	403,509
Universal Robina Corp.	34,300	98,203

		2,707,224

Security	Shares	Value

Poland — 0.2%
Bank Millennium SA(b)	13,346	$20,540
Bank Polska Kasa Opieki SA	7,442	196,941
CCC SA	981	28,442
CD Projekt SA	3,685	271,731
Cyfrowy Polsat SA	8,953	65,819
Dino Polska SA(b)(d)	1,416	53,727
Grupa Lotos SA	6,134	135,133
KGHM Polska Miedz SA(b)	7,250	182,881
LPP SA	55	127,863
mBank SA(b)	573	58,812
Orange Polska SA(b)	32,359	60,702
PGE Polska Grupa Energetyczna SA(b)	30,296	63,484
Polski Koncern Naftowy ORLEN SA	16,199	366,414
Polskie Gornictwo Naftowe i Gazownictwo SA	93,796	106,983
Powszechna Kasa Oszczednosci Bank Polski SA	49,247	447,096
Powszechny Zaklad Ubezpieczen SA	26,379	278,600
Santander Bank Polska SA	1,611	130,531

		2,595,699

Portugal — 0.1%
EDP — Energias de Portugal SA	122,176	530,169
Galp Energia SGPS SA	24,757	415,622
Jeronimo Martins SGPS SA	10,434	171,945

		1,117,736

Qatar — 0.2%
Barwa Real Estate Co.	25,480	24,619
Commercial Bank of Qatar QSC	100,850	129,626
Industries Qatar QSC	97,136	272,651
Masraf Al Rayan QSC	154,440	166,989
Mesaieed Petrochemical Holding Co.	245,102	167,979
Ooredoo QPSC	14,717	28,438
Qatar Electricity & Water Co. QSC	37,230	163,562
Qatar Fuel QSC	10,248	64,078
Qatar Insurance Co. SAQ	130,270	112,400
Qatar International Islamic Bank QSC	39,371	104,061
Qatar Islamic Bank SAQ	52,150	218,288
Qatar National Bank QPSC	209,500	1,178,501

		2,631,192

Romania — 0.0%
NEPI Rockcastle PLC	21,499	190,090

Russia — 1.1%
Alrosa PJSC	167,262	227,233
Evraz PLC	27,295	146,160
Gazprom PJSC	441,970	1,826,079
Gazprom PJSC — ADR	34,210	282,353
Inter RAO UES PJSC	1,289,334	104,867
LUKOIL PJSC	18,591	1,845,175
Magnit PJSC — GDR	14,687	177,052
Magnitogorsk Iron & Steel Works PJSC	206,260	139,493
MMC Norilsk Nickel PJSC	3,083	948,478
Mobile TeleSystems PJSC — ADR	25,223	256,013
Moscow Exchange MICEX-RTS PJSC	63,850	110,847
Novatek PJSC — GDR	4,712	956,536
Novolipetsk Steel PJSC	57,306	132,813
Polymetal International PLC	7,461	116,643
Polyus PJSC	811	92,819
Rosneft Oil Co. PJSC	21,260	154,201
Rosneft Oil Co. PJSC, — GDR	29,564	214,632
Sberbank of Russia PJSC	398,027	1,634,753
Sberbank of Russia PJSC — ADR	28,426	468,303
Severstal PJSC	10,830	163,789
Surgutneftegas OJSC — ADR	9,276	75,090
Surgutneftegas PJSC	321,026	261,152

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Tatneft PJSC	75,164	$920,793
VTB Bank PJSC	86,510,000	64,045
VTB Bank PJSC, — GDR	50,000	73,211
X5 Retail Group NV, — GDR	4,498	154,598

		11,547,128

Saudi Arabia — 0.7%
Advanced Petrochemical Co.	6,265	82,613
Al Rajhi Bank	61,370	1,070,182
Alinma Bank	38,749	261,843
Almarai Co. JSC	14,060	185,705
Arab National Bank	20,595	150,429
Bank Al-Jazira	25,089	100,679
Bank AlBilad	11,600	83,150
Banque Saudi Fransi	25,272	255,339
Co. for Cooperative Insurance(b)	5,330	109,045
Dar Al Arkan Real Estate Development Co.(b)	26,789	78,614
Etihad Etisalat Co.(b)	14,520	96,749
Jarir Marketing Co.	2,022	89,266
National Commercial Bank	54,870	720,347
National Industrialization Co.(b)	33,697	122,925
Rabigh Refining & Petrochemical Co.(b)	18,941	109,404
Riyad Bank	55,131	352,853
Sahara International Petrochemical Co.	14,239	68,172
Samba Financial Group	46,040	398,326
Saudi Arabian Fertilizer Co.	8,326	172,031
Saudi Arabian Mining Co.(b)	20,212	239,305
Saudi Arabian Oil Co.(b)(d)	47,432	445,706
Saudi Basic Industries Corp.	37,584	941,522
Saudi British Bank	31,658	292,747
Saudi Cement Co.	5,582	104,310
Saudi Electricity Co.	40,008	215,648
Saudi Industrial Investment Group	15,022	96,141
Saudi Kayan Petrochemical Co.(b)	43,107	127,686
Saudi Telecom Co.	18,560	503,614
Savola Group(b)	12,960	118,672
Yanbu National Petrochemical Co.	12,736	190,073

		7,783,096

Singapore — 0.8%
Ascendas Real Estate Investment Trust	158,198	349,515
BOC Aviation Ltd.(d)	12,300	125,094
CapitaLand Commercial Trust	124,412	184,254
CapitaLand Ltd.	111,900	312,259
CapitaLand Mall Trust	134,200	245,662
City Developments Ltd.	17,400	141,616
ComfortDelGro Corp. Ltd.	98,300	173,933
DBS Group Holdings Ltd.	86,084	1,659,806
Genting Singapore Ltd.	233,000	159,556
Jardine Cycle & Carriage Ltd.	4,444	99,380
Keppel Corp. Ltd.(a)	63,000	317,430
Mapletree Commercial Trust	114,900	204,321
Oversea-Chinese Banking Corp. Ltd.	153,049	1,252,026
SATS Ltd.	24,800	93,350
Sembcorp Industries Ltd.(a)	40,000	68,120
Singapore Airlines Ltd.(a)	28,600	192,286
Singapore Exchange Ltd.	42,100	277,276
Singapore Press Holdings Ltd.	37,200	60,260
Singapore Technologies Engineering Ltd.	103,700	303,700
Singapore Telecommunications Ltd.	382,400	958,722
Suntec Real Estate Investment Trust	137,100	187,682
United Overseas Bank Ltd.	56,100	1,103,297
UOL Group Ltd.	22,000	136,158
Venture Corp. Ltd.	11,200	135,114
Wilmar International Ltd.	97,900	299,936

		9,040,753

Security	Shares	Value

South Africa — 1.4%
Absa Group, Ltd.	38,037	$405,464
Anglo American Platinum Ltd.	2,774	258,927
Anglo American PLC	52,049	1,495,259
AngloGold Ashanti Ltd.	19,921	452,522
Aspen Pharmacare Holdings Ltd.(b)	18,439	157,253
Bid Corp. Ltd.	14,178	334,339
Bidvest Group Ltd.	15,555	227,417
Capitec Bank Holdings Ltd.	2,289	236,349
Clicks Group Ltd.	10,206	186,974
Discovery Ltd.	20,716	178,421
Exxaro Resources Ltd.	14,243	133,359
FirstRand Ltd.	153,955	690,793
Fortress REIT Ltd., Class A	67,528	92,859
Foschini Group Ltd.	6,728	71,865
Gold Fields Ltd.	38,623	263,627
Growthpoint Properties Ltd.	122,689	193,678
Impala Platinum Holdings Ltd.(b)	38,734	395,758
Investec Ltd.	7,549	44,760
Kumba Iron Ore Ltd.	2,943	87,561
Liberty Holdings Ltd.	1,922	15,184
Life Healthcare Group Holdings Ltd.	84,544	148,794
Momentum Metropolitan Holdings	20,454	31,895
Mr Price Group Ltd.	10,819	141,248
MTN Group Ltd.	83,776	493,872
MultiChoice Group Ltd.(b)	18,030	150,213
Naspers Ltd., Class N	21,024	3,440,512
Nedbank Group Ltd.	20,449	313,110
Northam Platinum Ltd.(b)	18,042	159,243
Old Mutual Ltd.	220,791	309,921
Pepkor Holdings Ltd.(a)(d)	88,345	113,979
Pick n Pay Stores Ltd.	28,036	127,889
PSG Group Ltd.	9,135	152,724
Rand Merchant Investment Holdings Ltd.	48,390	106,551
Redefine Properties Ltd.	238,334	128,645
Remgro Ltd.	22,131	308,601
RMB Holdings Ltd.	46,133	265,344
Sanlam Ltd.	86,962	491,325
Sasol Ltd.(b)	29,383	637,483
Shoprite Holdings Ltd.	21,012	188,983
Sibanye Gold Ltd.(b)	109,857	280,701
Spar Group Ltd.(a)	4,305	60,817
Standard Bank Group Ltd.	58,001	697,634
Telkom SA SOC Ltd.	11,210	27,908
Tiger Brands Ltd.	7,701	115,920
Vodacom Group Ltd.	34,594	284,784
Woolworths Holdings Ltd.	65,875	228,913

		15,329,378

South Korea — 3.0%
Amorepacific Corp.	1,381	237,832
Amorepacific Group	739	52,794
BGF retail Co. Ltd.	426	62,439
BNK Financial Group, Inc.	6,269	41,437
Celltrion Healthcare Co. Ltd.(b)	3,330	151,720
Celltrion, Inc.(b)	4,813	750,282
Cheil Worldwide, Inc.	4,081	84,870
CJ CheilJedang Corp.	487	106,189
CJ Corp.	848	70,708
CJ ENM Co. Ltd.	390	53,766
CJ Logistics Corp.(b)	414	55,403
Daelim Industrial Co. Ltd.	1,073	83,940
Daewoo Engineering & Construction Co. Ltd.(b)	19,237	78,796
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	3,397	81,517
DB Insurance Co. Ltd.	1,949	88,039
Doosan Bobcat, Inc.(b)	2,907	86,328

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
E-MART Inc.	545	$59,961
Fila Korea Ltd.	2,176	99,430
GS Engineering & Construction Corp.	4,772	127,708
GS Holdings Corp.	2,934	130,897
GS Retail Co. Ltd.	2,671	90,665
Hana Financial Group, Inc.	13,571	431,666
Hankook Tire & Technology Co. Ltd.	4,552	131,822
Hanmi Pharm Co. Ltd.	234	59,813
Hanon Systems	14,702	141,525
Hanwha Chemical Corp.	4,037	65,629
Hanwha Corp.	1,508	32,523
Hanwha Life Insurance Co. Ltd.	7,120	14,192
HDC Hyundai Development Co-Engineering & Construction, Class E(b)	1,311	28,988
Helixmith Co. Ltd.(b)	780	62,144
HLB, Inc.(b)	1,313	130,534
Hotel Shilla Co. Ltd.	1,174	91,760
Hyundai Department Store Co. Ltd.	314	22,517
Hyundai Engineering & Construction Co. Ltd.	3,298	120,309
Hyundai Glovis Co. Ltd.	1,004	123,879
Hyundai Heavy Industries Holdings Co. Ltd.(b)	422	123,160
Hyundai Marine & Fire Insurance Co. Ltd.	4,560	106,133
Hyundai Mobis Co. Ltd.	3,088	683,191
Hyundai Motor Co.	7,139	743,576
Hyundai Steel Co.	3,455	93,672
Industrial Bank of Korea	10,461	106,632
Kakao Corp.	2,067	273,763
Kangwon Land, Inc.	3,796	97,109
KB Financial Group, Inc.	19,323	796,068
KCC Corp.	266	51,783
Kia Motors Corp.	13,557	517,749
KMW Co. Ltd.(b)	2,491	109,951
Korea Aerospace Industries Ltd.	2,844	83,704
Korea Electric Power Corp.	10,419	249,979
Korea Gas Corp.	753	24,605
Korea Investment Holdings Co. Ltd.	1,486	92,803
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	1,655	180,088
Korea Zinc Co. Ltd.	398	146,255
Korean Air Lines Co. Ltd.	4,193	103,090
KT&G Corp.	6,257	506,238
Kumho Petrochemical Co. Ltd.	423	28,289
LG Chem Ltd.	2,257	618,541
LG Corp.	4,097	261,050
LG Display Co. Ltd.	10,040	140,461
LG Electronics, Inc.	4,945	307,169
LG Household & Health Care Ltd.	441	479,037
LG Innotek Co. Ltd.	809	97,509
LG Uplus Corp.	5,800	71,139
Lotte Chemical Corp.	865	167,121
Lotte Corp.	2,177	73,172
Lotte Shopping Co. Ltd.	260	30,418
Medy-Tox, Inc.	347	90,240
Meritz Securities Co. Ltd.	25,240	82,508
Mirae Asset Daewoo Co. Ltd.	9,107	59,252
NAVER Corp.	6,346	1,021,039
NCSoft Corp.	791	369,085
Netmarble Corp.(b)(d)	1,516	120,882
NH Investment & Securities Co. Ltd.	5,312	58,109
OCI Co. Ltd.	1,017	54,954
Orange Life Insurance Ltd.(d)	2,814	68,668
Orion Corp.	907	82,719
Pan Ocean Co. Ltd.(b)	23,834	93,391
Pearl Abyss Corp.(b)	511	81,866
POSCO	3,587	729,107

Security	Shares	Value

South Korea (continued)
POSCO Chemtech Co. Ltd.	1,891	$80,355
Posco International Corp.	1,160	18,661
S-1 Corp.	442	35,813
S-Oil Corp.	2,657	218,224
Samsung Biologics Co. Ltd.(b)(d)	698	260,479
Samsung C&T Corp.	4,015	375,907
Samsung Card Co. Ltd.	1,210	40,387
Samsung Electro-Mechanics Co. Ltd.	3,162	340,108
Samsung Electronics Co. Ltd.	228,742	11,022,355
Samsung Engineering Co. Ltd.(b)	6,952	114,890
Samsung Fire & Marine Insurance Co. Ltd.	1,332	280,034
Samsung Heavy Industries Co. Ltd.(b)	24,292	152,120
Samsung Life Insurance Co. Ltd.	3,145	202,191
Samsung SDI Co. Ltd.	2,894	589,546
Samsung SDS Co. Ltd.	1,413	237,137
Samsung Securities Co. Ltd.	2,723	90,690
Shinhan Financial Group Co. Ltd.	22,963	860,947
Shinsegae Inc.	335	83,512
SK Holdings Co. Ltd.	2,034	458,867
SK Hynix, Inc.	26,446	2,151,058
SK Innovation Co. Ltd.	2,988	386,699
SK Telecom Co. Ltd.	831	171,226
Woongjin Coway Co. Ltd.	2,504	201,585
Woori Financial Group, Inc.	13,531	135,473
Yuhan Corp.	370	75,508

		32,911,069

Spain — 1.8%
ACS Actividades de Construccion y Servicios SA	12,585	504,836
Aena SME SA(d)	3,059	586,465
Amadeus IT Group SA	21,424	1,754,556
AmRest Holdings SE(b)	9,392	107,192
Banco Bilbao Vizcaya Argentaria SA	308,392	1,731,413
Banco de Sabadell SA	320,185	374,907
Banco Santander SA	785,801	3,294,244
Bankia SA	45,598	97,632
Bankinter SA	28,922	212,438
CaixaBank SA	176,221	554,930
Cellnex Telecom SA(d)	11,485	495,412
Enagas SA	6,964	177,634
Endesa SA	16,138	430,961
Ferrovial SA	25,032	758,398
Grifols SA	14,947	528,099
Iberdrola SA	287,241	2,960,181
Industria de Diseno Textil SA	52,193	1,844,527
Mapfre SA	66,978	177,595
Naturgy Energy Group SA	14,485	364,747
Red Electrica Corp. SA	20,753	418,168
Repsol SA	67,863	1,066,138
Siemens Gamesa Renewable Energy SA	10,554	185,863
Telefonica SA	225,025	1,573,623

		20,199,959

Sweden — 1.6%
Alfa Laval AB	15,879	399,901
Assa Abloy AB, Class B	48,658	1,137,403
Atlas Copco AB, A Shares	31,846	1,271,154
Atlas Copco AB, Class B	18,943	657,721
Boliden AB	15,022	398,964
Electrolux AB, Class B	12,152	298,737
Epiroc AB, Class A	32,873	402,012
Epiroc AB, Class B	15,828	188,111
Essity AB, Class B	30,180	971,984
Hennes & Mauritz AB, Class B	40,736	830,914
Hexagon AB, Class B	13,062	732,142

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Husqvarna AB, Class B	14,305	$114,636
ICA Gruppen AB	4,800	224,217
Industrivarden AB, Class C	8,883	214,218
Investor AB, Class B	21,024	1,147,780
Kinnevik AB	10,274	251,765
L E Lundbergforetagen AB, B Shares	3,263	143,241
Lundin Petroleum AB	9,142	310,411
Sandvik AB	55,123	1,073,650
Securitas AB, Class B	13,331	229,683
Skandinaviska Enskilda Banken AB, Class A	81,350	765,005
Skanska AB, Class B	16,387	370,700
SKF AB, Class B	17,305	350,363
Svenska Handelsbanken AB, Class A	73,175	788,113
Swedbank AB, Class A	41,522	617,265
Swedish Match AB	8,807	453,708
Tele2 AB, Class B	26,650	386,799
Telefonaktiebolaget LM Ericsson, Class B	142,056	1,241,258
Telia Co. AB	121,784	523,248
Volvo AB, Class B	65,184	1,091,258

		17,586,361

Switzerland — 6.3%
ABB Ltd., Registered Shares	89,871	2,167,970
Adecco Group AG, Registered Shares	7,309	462,091
Alcon, Inc.(b)	20,166	1,142,235
Baloise Holding AG, Registered Shares	2,613	472,915
Barry Callebaut AG, Registered Shares	140	309,048
Chocoladefabriken Lindt & Spruengli AG	47	364,957
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	6	530,068
Cie Financiere Richemont SA, Registered Shares	25,390	1,984,251
Clariant AG, Registered Shares(b)	8,166	182,497
Coca-Cola HBC AG(b)	8,806	299,316
Credit Suisse Group AG, Registered Shares(b)	125,552	1,697,171
Dufry AG, Registered Shares(b)	1,558	154,493
EMS-Chemie Holding AG, Registered Shares	450	295,846
Geberit AG, Registered Shares	1,722	966,527
Givaudan SA, Registered Shares	438	1,372,252
Glencore PLC(b)	536,352	1,670,048
Julius Baer Group Ltd.(b)	11,200	577,393
Kuehne + Nagel International AG, Registered Shares	2,676	451,352
LafargeHolcim Ltd., Registered Shares(b)	24,216	1,343,442
Lonza Group AG, Registered Shares(b)	3,652	1,332,276
Nestle SA, Registered Shares	140,804	15,244,173
Novartis AG, Registered Shares	101,755	9,635,137
Pargesa Holding SA, Bearer Shares	1,995	165,747
Partners Group Holding AG	838	768,050
Roche Holding AG	33,297	10,821,613
Schindler Holding AG, Participation Certificates	2,234	568,109
Schindler Holding AG, Registered Shares	757	185,383
SGS SA, Registered Shares	229	627,156
Sika AG, Registered Shares	6,216	1,167,336
Sonova Holding AG, Registered Shares	2,722	622,272
STMicroelectronics NV	35,181	949,205
Straumann Holding AG, Registered Shares	478	468,886
Swatch Group AG, Bearer Shares	1,402	391,446
Swatch Group AG, Registered Shares	1,924	101,779
Swiss Life Holding AG, Registered Shares	1,632	818,726
Swiss Prime Site AG, Registered Shares(b)	3,413	394,864
Swiss Re AG	13,984	1,570,996
Swisscom AG, Registered Shares	1,157	612,488
Temenos AG, Registered Shares(b)	3,464	547,967
UBS Group AG, Registered Shares(b)	188,783	2,382,326
Vifor Pharma AG	2,169	395,854
Zurich Insurance Group AG	7,251	2,974,354

		69,190,015

Security	Shares	Value

Taiwan — 3.2%
Accton Technology Corp.	27,000	$151,565
Acer, Inc.	69,504	41,426
Advantech Co. Ltd.	11,873	119,724
Airtac International Group	8,000	125,048
ASE Technology Holding Co. Ltd.	186,343	519,357
Asia Cement Corp.	94,233	150,838
Asustek Computer, Inc.	38,220	294,976
AU Optronics Corp.	414,000	138,645
Catcher Technology Co. Ltd.	27,000	204,509
Cathay Financial Holding Co. Ltd.	347,488	493,388
Chailease Holding Co. Ltd.	67,423	310,809
Chang Hwa Commercial Bank Ltd.	234,686	177,840
Cheng Shin Rubber Industry Co. Ltd.	66,436	92,671
Chicony Electronics Co. Ltd.	15,856	47,119
China Airlines Ltd.	103,687	31,339
China Development Financial Holding Corp.	577,765	187,662
China Life Insurance Co. Ltd.(b)	132,016	112,709
China Steel Corp.	580,638	463,281
Chunghwa Telecom Co. Ltd.	185,000	678,656
Compal Electronics, Inc.	192,000	120,933
CTBC Financial Holding Co. Ltd.	820,601	613,926
Delta Electronics, Inc.	86,000	435,192
E.Sun Financial Holding Co. Ltd.	443,315	413,132
Eclat Textile Co. Ltd.	7,303	98,309
Eva Airways Corp.	83,492	38,294
Evergreen Marine Corp. Taiwan Ltd.(b)	109,139	45,225
Far Eastern New Century Corp.	200,607	199,797
Far EasTone Telecommunications Co. Ltd.	95,000	228,489
Feng TAY Enterprise Co. Ltd.	17,765	115,624
First Financial Holding Co. Ltd.	484,461	383,344
Formosa Chemicals & Fibre Corp.	161,360	471,428
Formosa Petrochemical Corp.	50,000	162,623
Formosa Plastics Corp.	225,040	749,473
Formosa Taffeta Co. Ltd.	31,000	35,364
Foxconn Technology Co. Ltd.	43,007	95,081
Fubon Financial Holding Co. Ltd.	278,952	431,994
Giant Manufacturing Co. Ltd.	10,000	71,187
Globalwafers Co. Ltd.	8,000	102,451
Highwealth Construction Corp.	62,400	96,437
Hiwin Technologies Corp.	12,396	116,311
Hon Hai Precision Industry Co. Ltd.	604,800	1,834,669
Hotai Motor Co. Ltd.	13,000	296,234
Hua Nan Financial Holdings Co. Ltd.	436,123	320,331
Innolux Corp.	428,494	119,318
Inventec Corp.	92,470	70,571
Largan Precision Co. Ltd.	5,000	835,191
Lite-On Technology Corp.	99,816	164,342
MediaTek, Inc.	77,255	1,144,693
Mega Financial Holding Co. Ltd.	505,110	515,778
Micro-Star International Co. Ltd.	37,000	106,980
Nan Ya Plastics Corp.	262,790	638,619
Nanya Technology Corp.	50,000	139,929
Nien Made Enterprise Co. Ltd.	9,000	83,254
Novatek Microelectronics Corp.	23,000	168,521
Pegatron Corp.	110,000	251,560
Phison Electronics Corp.	4,000	45,500
Pou Chen Corp.	92,000	120,344
Powertech Technology, Inc.	31,100	103,507
President Chain Store Corp.	26,000	264,021
Quanta Computer, Inc.	138,000	296,440
Realtek Semiconductor Corp.	23,240	182,625
Ruentex Development Co. Ltd.(b)	34,384	51,890
Ruentex Industries Ltd.(b)	10,512	25,805
Shanghai Commercial & Savings Bank Ltd.	166,512	289,414

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Shin Kong Financial Holding Co. Ltd.(b)	620,244	$214,354
SinoPac Financial Holdings Co. Ltd.	547,741	237,620
Standard Foods Corp.	7,342	17,061
Synnex Technology International Corp.	58,500	73,209
Taishin Financial Holding Co. Ltd.	356,976	172,773
Taiwan Business Bank	285,886	120,260
Taiwan Cement Corp.	243,859	355,707
Taiwan Cooperative Financial Holding Co. Ltd.	447,056	309,426
Taiwan High Speed Rail Corp.	142,000	182,058
Taiwan Mobile Co. Ltd.	67,800	253,314
Taiwan Semiconductor Manufacturing Co. Ltd.	1,180,000	13,060,033
Tatung Co. Ltd.(b)	45,000	31,609
Uni-President Enterprises Corp.	249,950	619,833
United Microelectronics Corp.	527,000	288,769
Vanguard International Semiconductor Corp.	38,000	100,524
Walsin Technology Corp.	13,000	103,768
Win Semiconductors Corp.	16,000	157,656
Winbond Electronics Corp.	163,000	106,524
Wistron Corp.	133,161	126,067
Wiwynn Corp.	6,000	126,848
WPG Holdings Ltd.	78,448	102,360
Yageo Corp.	10,783	157,097
Yuanta Financial Holding Co. Ltd.	432,260	291,407
Zhen Ding Technology Holding Ltd.	37,710	180,935

		34,824,924

Thailand — 0.7%
Advanced Info Service PCL — NVDR	62,600	444,512
Airports of Thailand PCL — NVDR	214,700	531,463
B Grimm Power PCL	64,900	113,540
Bangkok Bank PCL, Foreign Registered Shares	25,100	133,558
Bangkok Dusit Medical Services PCL, NVDR	432,400	374,764
Banpu PCL — NVDR	227,900	90,402
BTS Group Holdings PCL — NVDR	513,400	225,988
Bumrungrad Hospital PCL — NVDR	22,400	109,810
Central Pattana PCL — NVDR	102,400	212,234
Charoen Pokphand Foods PCL — NVDR	204,000	187,014
CP ALL PCL — NVDR	292,800	705,522
Energy Absolute PCL — NVDR	98,300	143,190
Global Power Synergy PCL	42,200	120,583
Home Product Center PCL — NVDR	339,932	181,293
Indorama Ventures PCL — NVDR	97,000	113,052
IRPC PCL — NVDR	492,400	60,370
Kasikornbank PCL — NVDR	35,100	176,699
Kasikornbank PCL, Foreign Registered Shares	58,200	292,324
Krung Thai Bank PCL — NVDR	285,275	156,102
Land & Houses PCL — NVDR	601,300	196,663
Minor International PCL — NVDR	146,680	176,045
Osotspa PCL	81,600	110,129
PTT Exploration & Production PCL — NVDR	76,522	317,592
PTT Global Chemical PCL — NVDR	115,068	218,639
PTT PCL — NVDR	593,200	870,399
Siam Cement PCL — NVDR	42,200	551,568
Siam Commercial Bank PCL — NVDR	41,800	169,978
Srisawad Corp. PCL, NVDR	53,800	122,726
Thai Oil PCL — NVDR	51,600	119,941
Thai Union Group PCL — NVDR	231,400	104,100
TMB Bank PCL — NVDR(a)	2,462,549	137,917
True Corp. PCL — NVDR	783,140	119,932

		7,588,049

Turkey — 0.1%
Akbank TAS(b)	148,211	201,881
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,158	54,928
Arcelik AS(b)	20,968	73,430

Security	Shares	Value

Turkey (continued)
BIM Birlesik Magazalar AS	17,408	$136,537
Eregli Demir ve Celik Fabrikalari TAS	51,754	78,599
Ford Otomotiv Sanayi AS	2,700	32,147
Haci Omer Sabanci Holding AS	32,457	52,056
KOC Holding AS	17,992	61,488
TAV Havalimanlari Holding AS	2,171	10,641
Tupras Turkiye Petrol Rafinerileri AS	5,076	108,155
Turk Hava Yollari AO(b)	26,638	64,708
Turkcell Iletisim Hizmetleri AS	33,444	77,567
Turkiye Garanti Bankasi AS(b)	101,489	190,071
Turkiye Is Bankasi AS, Class C(b)	88,347	95,144

		1,237,352

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	124,127	267,995
Aldar Properties PJSC	145,452	85,612
DP World PLC	10,522	137,935
Dubai Islamic Bank PJSC	48,113	72,214
Emaar Malls PJSC	81,000	40,355
Emaar Properties PJSC	172,958	189,494
Emirates Telecommunications Group Co. PJSC	97,764	435,435
First Abu Dhabi Bank PJSC	142,970	591,172
NMC Health PLC(a)	4,897	114,734

		1,934,946

United Kingdom — 9.3%
3i Group PLC	50,300	731,951
Admiral Group PLC	8,197	250,487
Ashtead Group PLC	20,678	661,173
Associated British Foods PLC	19,083	656,472
AstraZeneca PLC	62,556	6,261,351
Auto Trader Group PLC(d)	41,090	324,494
Aveva Group PLC	2,132	131,529
Aviva PLC	190,722	1,058,611
BAE Systems PLC	157,882	1,182,112
Barclays PLC	823,645	1,963,960
Barratt Developments PLC	54,522	539,846
Berkeley Group Holdings PLC	6,196	398,789
BP PLC	973,780	6,125,858
British American Tobacco PLC	110,286	4,687,383
British Land Co. PLC	46,491	393,386
BT Group PLC	402,928	1,026,737
Bunzl PLC	15,074	412,285
Burberry Group PLC	20,166	588,758
Centrica PLC	236,230	279,429
CK Hutchison Holdings Ltd.	134,508	1,282,599
CNH Industrial NV	47,161	517,823
Coca-Cola European Partners PLC	12,354	628,572
Compass Group PLC	75,703	1,897,251
Croda International PLC	7,217	490,241
DCC PLC	4,703	407,934
Diageo PLC	113,721	4,791,823
Direct Line Insurance Group PLC	67,525	279,388
easyJet PLC	9,017	169,852
Experian PLC	41,837	1,418,251
Fiat Chrysler Automobiles NV	50,913	754,863
G4S PLC	67,608	195,513
GlaxoSmithKline PLC	238,318	5,599,764
GVC Holdings PLC	31,705	371,332
Halma PLC	19,594	548,684
Hargreaves Lansdown PLC	12,676	325,155
HSBC Holdings PLC	951,477	7,448,576
Imperial Brands PLC	45,774	1,132,462
Informa PLC	65,336	743,107
InterContinental Hotels Group PLC	8,582	589,710

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Intertek Group PLC	8,502	$658,804
ITV PLC	151,643	303,403
J. Sainsbury PLC	72,193	220,134
JD Sports Fashion PLC	18,108	201,136
Johnson Matthey PLC	7,947	315,984
Kingfisher PLC	97,026	279,311
Land Securities Group PLC	31,499	413,472
Legal & General Group PLC	278,803	1,119,967
Lloyds Banking Group PLC	3,394,391	2,811,983
London Stock Exchange Group PLC	14,615	1,502,012
M&G PLC(b)	113,634	357,032
Marks & Spencer Group PLC	78,862	223,610
Meggitt PLC	30,833	268,554
Melrose Industries PLC	251,292	800,421
Micro Focus International PLC	16,756	235,181
Mondi PLC	20,721	485,890
National Grid PLC	163,220	2,039,787
Next PLC	6,073	565,898
Ocado Group PLC(b)	25,479	432,302
Pearson PLC	33,637	284,169
Persimmon PLC	15,288	546,074
Prudential PLC	123,343	2,363,330
Reckitt Benckiser Group PLC	33,956	2,758,194
RELX PLC	93,038	2,348,589
Rentokil Initial PLC	86,686	519,558
Rolls-Royce Holdings PLC(b)	77,832	703,446
Royal Bank of Scotland Group PLC	228,688	733,618
RSA Insurance Group PLC	43,531	326,252
Sage Group PLC	45,514	451,530
Schroders PLC	4,883	215,614
Segro PLC	52,735	627,940
Severn Trent PLC	12,635	420,918
Smith & Nephew PLC	40,470	975,357
Smiths Group PLC	19,423	433,815
Spirax-Sarco Engineering PLC	3,836	451,549
SSE PLC	50,232	958,037
St. James’s Place PLC	24,806	382,378
Standard Chartered PLC	130,975	1,234,189
Standard Life Aberdeen PLC	123,732	538,311
Taylor Wimpey PLC	136,947	351,142
Tesco PLC	470,700	1,590,793
Unilever NV	70,840	4,065,555
Unilever PLC	54,061	3,094,594
United Utilities Group PLC	36,750	459,886
Vodafone Group PLC	1,279,760	2,484,492
Weir Group PLC	9,549	190,980
Whitbread PLC	5,907	379,103
WM Morrison Supermarkets PLC	100,540	266,084
WPP PLC	56,654	797,250

		101,455,139

United States — 0.3%
Bausch Health Cos., Inc.(b)	13,560	405,897
Carnival PLC	8,973	430,107
CyberArk Software Ltd.(b)	1,512	176,269
Ferguson PLC	11,242	1,023,099
James Hardie Industries PLC	19,386	378,889
JBS SA	60,731	389,504
Titan Cement International SA(b)	1,660	35,304

		2,839,069

Zambia — 0.0%
First Quantum Minerals Ltd.	29,878	303,025

Total Common Stocks — 97.3% (Cost — $850,277,543)		1,065,405,025

Security	Shares	Value

Preferred Stocks — 1.3%

Brazil — 0.7%
Banco Bradesco SA, Preference Shares, 0.00%	189,154	$1,700,773
Braskem SA, Preference ‘A’ Shares, Class A, 0.00%	11,000	81,624
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares, 0.00%	9,817	93,321
Cia Brasileira de Distribuicao, Preference Shares, 0.00%	7,649	166,663
Cia Energetica de Minas Gerais, Preference Shares, 0.00%	34,268	117,472
Gerdau SA, Preference Shares, 0.00%	52,056	258,811
Itau Unibanco Holding SA, Preference Shares, 0.00%	230,644	2,127,152
Itausa — Investimentos Itau SA, Preference Shares, 0.00%	214,928	752,812
Lojas Americanas SA, Preference Shares, 0.00%	35,184	226,618
Petroleo Brasileiro SA, Preference Shares, 0.00%	199,768	1,498,744
Telefonica Brasil SA, Preference Shares, 0.00%	19,455	280,409

		7,304,399

Chile — 0.0%
Embotelladora Andina SA, Preference ‘B’ Shares, 0.00%	9,220	26,718
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares, 0.00%	4,912	131,365

		158,083

Colombia — 0.0%
Bancolombia SA, Preference Shares, 0.00%	21,944	305,739
Grupo Aval Acciones y Valores SA, Preference Shares, 0.00%	125,734	55,844

		361,583

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, 0.00%	3,454	212,635
Fuchs Petrolub SE, Preference Shares, 0.00%	3,377	167,781
Henkel AG & Co. KGaA, Preference Shares, 0.00%	8,690	897,681
Porsche Automobil Holding SE, Preference Shares, 0.00%	7,705	571,697
Sartorius AG, Preference Shares, 0.00%	1,605	343,088
Volkswagen AG, Preference Shares, 0.00%	8,774	1,727,060

		3,919,942

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, 0.00%	217,007	132,135
Transneft PJSC, Preference Shares, 0.00%	32	91,129

		223,264

South Korea — 0.2%
Amorepacific Corp., Preference Shares, 0.00%	382	29,513
Hyundai Motor Co., Preference Shares, 0.00%	852	52,770
Hyundai Motor Co., Second Preference Shares, 0.00%	1,756	120,465
LG Chem Ltd., Preference Shares, 0.00%	179	26,741
LG Household & Health Care Ltd. Preference Shares, 0.00%	151	100,603
Samsung Electronics Co. Ltd., Preference Shares, 0.00%	40,382	1,581,030

		1,911,122

Total Preferred Stocks — 1.3% (Cost — $10,224,710)		13,878,393

Rights — 0.0%

Brazil — 0.0%
Lojas Americanas SA (Expires 02/01/20)(b)	339	792

India — 0.0%
Piramal Enterprises Ltd. (Expires 01/20/20)	625	1,957

Spain — 0.0%
Repsol SA, (Expires 01/21/20)(b)	67,863	32,200

Total Rights — 0.0% (Cost — $32,093)		34,949

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants — 0.0%

Thailand — 0.0%
BTS Group Holdings PCL — NVDR (Expires 02/06/21)	51,340	$—

Total Warrants — 0.0% (Cost — $—)		—

Total Long-Term Investments — 98.6% (Cost — $860,534,346)		1,079,318,367

Short-Term Securities — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.87%(f)(g)(h)	18,171,935	18,179,204
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.55%(f)(h)	13,177,912	13,177,912

Total Short-Term Securities — 2.8% (Cost — $31,352,898)		31,357,116

Total Investments — 101.4% (Cost — $891,887,244)		1,110,675,483

Liabilities in Excess of Other Assets — (1.4)%		(15,767,966)

Net Assets — 100.0%		$1,094,907,517

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(h)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	26,138,501	(7,966,566)	18,171,935	$18,179,204	$276,682	(b)	$13,030	$1,944
BlackRock Cash Funds: Treasury, SL Agency Shares	2,472,228	10,705,684	13,177,912	13,177,912	149,167		—	—

				$31,357,116	$425,849		$13,030	$1,944

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	28	03/19/20	$1,091	$(2,903)
E-Mini MSCI EAFE Index	86	03/20/20	8,757	22,683
MSCI Emerging Markets Index	38	03/20/20	2,128	5,950

				$25,730

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Unrealized appreciation on future contracts(a)	$—	—	$28,633	$—	$—	$—	$28,633

Liabilities — Derivative Financial Instruments
Future contracts
Unrealized depreciation on future contracts(a)	$—	—	$2,903	$—	$—	$—	$2,903

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$1,424,955	$—	$—	$—	$1,424,955

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$127,831	$—	$—	$—	$127,831

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,469,563

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$454,137	$—	$—	$454,137
Australia	—	53,561,944	—	53,561,944
Austria	143,479	1,473,643	—	1,617,122
Belgium	126,952	6,959,430	—	7,086,382
Brazil	14,617,568	—	—	14,617,568
Canada	71,264,982	—	—	71,264,982
Chile	2,049,529	340,981	—	2,390,510
China	28,252,972	75,355,150	211	103,608,333
Colombia	687,053	223,936	—	910,989
Czech Republic	219,442	235,194	—	454,636
Denmark	4,552,898	8,587,937	—	13,140,835
Egypt	260,476	—	—	260,476
Finland	1,059,617	6,896,516	—	7,956,133
France	2,459,803	76,854,366	—	79,314,169
Germany	4,806,722	52,718,954	—	57,525,676
Greece	96,880	797,429	2	894,311
Hong Kong	620,763	21,508,073	411	22,129,247
Hungary	67,312	743,773	—	811,085
India	9,515,741	16,261,855	—	25,777,596
Indonesia	—	5,784,549	—	5,784,549

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	Total International ex U.S. Index Master Portfolio

	Level 1	Level 2	Level 3	Total
Ireland	$2,439,600	$2,095,108	$—	$4,534,708
Israel	1,436,805	2,491,917	—	3,928,722
Italy	—	14,528,293	—	14,528,293
Japan	—	173,323,483	—	173,323,483
Luxembourg	739,941	696,127	—	1,436,068
Macau	—	1,629,183	—	1,629,183
Malaysia	422,744	4,961,831	—	5,384,575
Mexico	6,753,138	—	—	6,753,138
Netherlands	1,685,686	31,998,185	—	33,683,871
New Zealand	—	2,030,795	—	2,030,795
Norway	—	4,467,724	—	4,467,724
Pakistan	19,133	10,218	—	29,351
Peru	1,102,230	—	—	1,102,230
Philippines	792,754	1,914,470	—	2,707,224
Poland	452,338	2,143,361	—	2,595,699
Portugal	—	1,117,736	—	1,117,736
Qatar	1,270,009	1,361,183	—	2,631,192
Romania	—	190,090	—	190,090
Russia	1,820,501	9,726,627	—	11,547,128
Saudi Arabia	1,034,766	6,748,330	—	7,783,096
Singapore	—	9,040,753	—	9,040,753
South Africa	3,493,058	11,836,320	—	15,329,378
South Korea	425,093	32,485,976	—	32,911,069
Spain	373,588	19,826,371	—	20,199,959
Sweden	765,005	16,821,356	—	17,586,361
Switzerland	895,025	68,294,990	—	69,190,015
Taiwan	253,314	34,571,610	—	34,824,924
Thailand	—	7,588,049	—	7,588,049
Turkey	191,465	1,045,887	—	1,237,352
United Arab Emirates	475,790	1,459,156	—	1,934,946
United Kingdom	3,115,542	98,339,597	—	101,455,139
United States	1,006,974	1,832,095	—	2,839,069
Zambia	303,025	—	—	303,025
Preferred Stocks	7,915,195	5,963,198	—	13,878,393
Rights	32,992	1,957	—	34,949
Short-Term Securities	31,357,116	—	—	31,357,116

	$211,829,153	$898,845,706	$624	$1,110,675,483

Derivative Financial Instruments(a)
Assets:
Equity contracts	$28,633	$—	$—	$28,633
Liabilities:
Equity contracts	(2,903)	—	—	(2,903)

	$25,730	$—	$—	$25,730

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

Total International ex U.S. Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $16,023,002, cost — $860,534,346)	$1,079,318,367
Investments at value — affiliated (cost — $31,352,898)	31,357,116
Cash pledged for futures contracts	440,620
Foreign currency at value (cost — $1,250,832)	1,258,544
Receivables:
Investments sold	94,902
Securities lending income — affiliated	17,270
Contributions from investors	3,307,955
Dividends — unaffiliated	1,525,870
Interest — unaffiliated	10,974
Variation margin on futures contracts	48,323
Prepaid expenses	2,926

Total assets	1,117,382,867

LIABILITIES
Cash collateral on securities loaned at value	18,156,083
Payables:
Investments purchased	3,853,563
Deferred foreign capital gain tax	84,652
Investment advisory fees	51,732
Other accrued expenses	323,171
Trustees’ fees	5,141
Variation margin on futures contracts	1,008

Total liabilities	22,475,350

NET ASSETS	$1,094,907,517

NET ASSETS CONSIST OF
Investors’ capital	$876,027,390
Net unrealized appreciation (depreciation)	218,880,127

NET ASSETS	$1,094,907,517

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statement of Operations

Year Ended December 31, 2019

Total International ex U.S. Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$149,167
Dividends — unaffiliated	29,752,204
Securities lending income — affiliated — net	276,682
Non-cash dividends — unaffiliated	2,245,678
Foreign taxes withheld	(3,195,232)

Total investment income	29,228,499

EXPENSES
Investment advisory	270,325
Accounting services	251,249
Professional	73,364
Pricing	72,532
Trustees	22,740
Printing	1,338
Miscellaneous	11,456

Total expenses	703,004
Less fees waived and/or reimbursed by the Manager	(4,972)

Total expenses after fees waived and/or reimbursed	698,032

Net investment income	28,530,467

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	1,424,955
Foreign currency transactions	(64,780)
Investments — affiliated	13,030
Investments — unaffiliated (including $6,808 foreign capital gain tax)	(6,340,051)

(4,966,846)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	127,831
Foreign currency translations	(6,982)
Investments — affiliated	1,944
Investments — unaffiliated (including $(39,377) foreign capital gain tax)	149,488,336

149,611,129

Net realized and unrealized gain	144,644,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$173,174,750

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,530,467	$26,779,451
Net realized gain (loss)	(4,966,846)	4,179,101
Net change in unrealized appreciation (depreciation)	149,611,129	(156,335,463)

Net increase (decrease) in net assets resulting from operations	173,174,750	(125,376,911)

CAPITAL TRANSACTIONS
Proceeds from contributions	533,180,584	439,538,961
Value of withdrawals	(371,145,212)	(603,313,951)

Net increase (decrease) in net assets derived from capital transactions	162,035,372	(163,774,990)

NET ASSETS
Total increase (decrease) in net assets	335,210,122	(289,151,901)
Beginning of year	759,697,395	1,048,849,296

End of year	$1,094,907,517	$759,697,395

See notes to financial statements.

FINANCIAL STATEMENTS	41

Financial Highlights

(For a share outstanding throughout each period)

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	21.29%	(13.87)%	27.67%	4.41%	(5.80)%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.07%	0.08%	0.08%

Total expenses after fees waived and paid indirectly	0.08%	0.08%	0.07%	0.08%	0.07%

Net investment income	3.17%	2.87%	2.85%	2.90%	2.71%

Supplemental Data
Net assets, end of year (000)	$1,094,908	$759,697	$1,048,849	$1,000,386	$836,637

Portfolio turnover rate	5%	40%	57%	15%	6%

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Capital INC.	$382,940	$(382,940)	$—
BNP Paribas Prime Brokerage International Limited	137,827	(137,827)	—
Citigroup Global Markets INC.	1,968,140	(1,968,140)	—
Credit Suisse Securities (USA) LLC	880,308	(572,343)	307,965
Goldman Sachs & Co.	1,680,828	(1,680,828)	—
Jefferies LLC	110,418	(110,418)	—
JP Morgan Securities LLC	994,902	(994,902)	—
Morgan Stanley & Co LLC	8,253,044	(8,253,044)	—
Morgan Stanley & Co. International PLC	61,320	(61,320)	—
Morgan Stanley & Co. LLC (US Equity Sec Lending)	89,590	(89,590)	—
National Financial Services LLC	150,672	(150,672)	—
SG Americas Securities LLC	369,054	(369,054)	—
State Street Bank & Trust Company	96,360	(96,360)	—
TD Prime Services LLC	25,470	(25,470)	—
UBS AG	56,941	(56,941)	—
Wells Fargo Bank, National Association	765,188	(765,188)	—

	$16,023,002	$(15,715,037)	$307,965

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2019. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived and/or reimbursed was $4,972.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90-day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $58,631 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$8,747,849	$2,745,081	$(246,438)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $226,166,288 and $41,275,023, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$903,907,220

Gross unrealized appreciation	$271,635,951
Gross unrealized depreciation	(64,870,591)

Net unrealized appreciation	$206,765,360

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm	Total International ex U.S. Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and Investors of Total International ex U.S. Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International ex U.S. Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds III and MIP, on behalf of iShares MSCI Total International Index Fund and Total International ex U.S. Index Master Portfolio, respectively, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	51

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	53

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust/MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust/MIP.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	55

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s/Master Portfolio’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

ADDITIONAL INFORMATION	57

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TIEXUS-12/19-AR

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds III

•	iShares Russell 1000 Large-Cap Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	iShares Russell 1000 Large-Cap Index Fund

Investment Objective

iShares Russell 1000 Large-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 31.28%, Investor A Shares returned 30.98%, and Class K Shares returned 31.28%. The benchmark Russell 1000® Index returned 31.43% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

All eleven of the Global Industry Classification Standard sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed with real estate the second best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. Health care shares underperformed as political risks weighed on sentiment, but still posted a respectable gain.

In its January 2019 announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. At the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. However, these announcements did not materialize, and sentiment eased by June month end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	iShares Russell 1000 Large-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(d)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	5 Years	Since Inception (b)
Institutional	10.55%	31.28%	11.35%	12.74%
Investor A	10.37	30.98	11.06	12.41
Class K	10.51	31.28	11.39	12.74
Russell 1000® Index	10.59	31.43	11.48	12.88

(a)	See “About Fund Performance” on Page 6 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,105.50	$0.69	$1,000.00	$1,024.55	$0.66	0.13%
Investor A	1,000.00	1,103.70	2.01	1,000.00	1,023.29	1.94	0.38
Class K	1,000.00	1,105.10	0.42	1,000.00	1,024.80	0.41	0.08

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

iShares Russell 1000 Large-Cap Index Fund

ASSETS
Investments at value — Master Portfolio	$456,334,199
Receivables:
Capital shares sold	12,182,488
From the Administrator/Manager	6,912
Prepaid expenses	21,755

Total assets	468,545,354

LIABILITIES
Payables:
Administration fees	6,577
Capital shares redeemed	1,886,587
Contributions to the Master	10,295,901
Other accrued expenses	77,156
Service fees	17,889
Recoupment of past waived fees	2,271

Total liabilities	12,286,381

NET ASSETS	$456,258,973

NET ASSETS CONSIST OF
Paid-in capital	$316,458,385
Accumulated earnings	139,800,588

NET ASSETS	$456,258,973

NET ASSET VALUE
Institutional — Based on net assets of $82,728,774 and 3,914,097 shares outstanding, unlimited number of shares authorized, no par value	$21.14

Investor A — Based on net assets of $86,038,155 and 4,095,559 shares outstanding, unlimited number of shares authorized, no par value	$21.01

ClassK — Based on net assets of $287,492,044 and 13,656,200 shares outstanding, unlimited number of shares authorized, no par value	$21.05

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2019

iShares Russell 1000 Large-Cap Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$6,529,980
Dividends — affiliated	157,887
Securities lending income — affiliated — net	118,113
Foreign taxes withheld	(525)
Expenses	(117,369)
Fees waived	3,170

Total investment income	6,691,256

FUND EXPENSES
Transfer agent — class specific	341,727
Service — class specific	175,510
Professional	65,683
Registration	63,628
Administration	34,970
Printing	23,638
Recoupment of past waived and/or reimbursed fees — class specific	7,827
Accounting services	5,088
Officer	148
Miscellaneous	8,774

Total expenses	726,993
Less:
Fees waived and/or reimbursed by the Administrator/ Manager	(36,766)
Transfer agent fees waived and/or reimbursed — class specific	(274,819)

Total expenses after fees waived and/or reimbursed	415,408

Net investment income	6,275,848

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Futures contracts	1,000,435
Investments — affiliated	(241,064)
Investments — unaffiliated	1,632,746

2,392,117

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,395
Investments — affiliated	487,292
Investments — unaffiliated	86,143,282

86,631,969

Net realized and unrealized gain	89,024,086

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,299,934

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Russell 1000 Large-Cap Index Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,275,848	$4,644,783
Net realized gain	2,392,117	1,210,484
Net change in unrealized appreciation (depreciation)	86,631,969	(23,156,898)

Net increase (decrease) in net assets resulting from operations	95,299,934	(17,301,631)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,269,109)	(1,332,772)
Investor A	(2,032,385)	(1,251,128)
Class K	(6,315,002)	(3,120,575)

Decrease in net assets resulting from distributions to shareholders	(10,616,496)	(5,704,475)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	57,699,811	125,324,876

NET ASSETS
Total increase in net assets	142,383,249	102,318,770
Beginning of year	313,875,724	211,556,954

End of year	$456,258,973	$313,875,724

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Institutional

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$16.58		$17.82		$15.07		$14.08		$14.72

Net investment income(a)	0.35		0.34		0.30		0.31		0.28
Net realized and unrealized gain (loss)	4.79		(1.19)		2.91		1.35		(0.16)

Net increase (decrease) from investment operations	5.14		(0.85)		3.21		1.66		0.12

Distributions(b)
From net investment income	(0.39)		(0.33)		(0.35)		(0.29)		(0.29)
From net realized gain	(0.19)		(0.06)		(0.11)		(0.38)		(0.47)
From return of capital	—		—		(0.00	)(c)	—		—

Total distributions	(0.58)		(0.39)		(0.46)		(0.67)		(0.76)

Net asset value, end of year	$21.14		$16.58		$17.82		$15.07		$14.08

Total Return(d)
Based on net asset value	31.28%		(4.88)%		21.46%		11.92%		0.82%

Ratios to Average Net Assets(e)
Total expenses	0.15	%(f)(g)	0.17	%(f)(h)	0.17	%(f)(h)	0.13	%(f)	0.27	%(i)

Total expenses after fees waived and/or reimbursed	0.13	%(f)	0.13	%(f)	0.13	%(f)	0.09	%(f)	0.13	%(i)

Net investment income	1.81	%(f)	1.89	%(f)	1.82	%(f)	2.14	%(f)	1.93	%(i)

Supplemental Data
Net assets, end of year (000)	$82,729		$102,279		$45,733		$18,964		$3,431

Portfolio turnover rate of the Master Portfolio	10%		12%		12%		13%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2019 the expense ratio would have been 0.14%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Investor A

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$16.48		$17.72		$14.99		$14.01		$14.65

Net investment income(a)	0.30		0.29		0.26		0.25		0.24
Net realized and unrealized gain (loss)	4.76		(1.18)		2.89		1.36		(0.16)

Net increase (decrease) from investment operations	5.06		(0.89)		3.15		1.61		0.08

Distributions(b)
From net investment income	(0.34)		(0.29)		(0.31)		(0.25)		(0.25)
From net realized gain	(0.19)		(0.06)		(0.11)		(0.38)		(0.47)
From return of capital	—		—		(0.00	)(c)	—		—

Total distributions	(0.53)		(0.35)		(0.42)		(0.63)		(0.72)

Net asset value, end of year	$21.01		$16.48		$17.72		$14.99		$14.01

Total Return(d)
Based on net asset value	30.98%		(5.15)%		21.16%		11.61%		0.56%

Ratios to Average Net Assets(e)
Total expenses	0.76	%(f)	0.87	%(f)	0.68	%(f)(g)	0.48	%(f)	0.54	%(h)

Total expenses after fees waived and/or reimbursed	0.38	%(f)	0.38	%(f)	0.38	%(f)	0.38	%(f)	0.39	%(h)

Net investment income	1.57	%(f)	1.60	%(f)	1.56	%(f)	1.76	%(f)	1.62	%(h)

Supplemental Data
Net assets, end of year (000)	$86,038		$57,500		$66,675		$23,939		$17,397

Portfolio turnover rate of the Master Portfolio	10%		12%		12%		13%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2017 the expense ratio would have been 0.67%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Class K

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$16.52		$17.76		$15.01		$14.03		$14.67

Net investment income(a)	0.36		0.35		0.31		0.30		0.28
Net realized and unrealized gain (loss)	4.76		(1.19)		2.91		1.36		(0.15)

Net increase (decrease) from investment operations	5.12		(0.84)		3.22		1.66		0.13

Distributions(b)
From net investment income	(0.40)		(0.34)		(0.36)		(0.30)		(0.30)
From net realized gain	(0.19)		(0.06)		(0.11)		(0.38)		(0.47)
From return of capital	—		—		(0.00	)(c)	—		—

Total distributions	(0.59)		(0.40)		(0.47)		(0.68)		(0.77)

Net asset value, end of year	$21.05		$16.52		$17.76		$15.01		$14.03

Total Return(d)
Based on net asset value	31.28%		(4.85)%		21.60%		11.92%		0.86%

Ratios to Average Net Assets(e)
Total expenses	0.10	%(f)	0.13	%(f)	0.10	%(f)(g)	0.12	%(f)	0.19	%(h)

Total expenses after fees waived and/or reimbursed	0.08	%(f)	0.08	%(f)	0.08	%(f)	0.08	%(f)	0.09	%(h)

Net investment income	1.87	%(f)	1.92	%(f)	1.87	%(f)	2.06	%(f)	1.91	%(h)

Supplemental Data
Net assets, end of year (000)	$287,492		$154,097		$99,149		$122,724		$77,632

Portfolio turnover rate of the Master Portfolio	10%		12%		12%		13%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares Russell 1000 Large-Cap Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2019, the percentage of the Master Portfolio owned by the Fund was 3.01%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares, Investor A and Class K	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2019, the class specific service fees borne directly by Investor A Shares was $175,510.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2019, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$359	$13,570	$901	$14,830

For the year ended December 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$36,993	$292,201	$12,533	$341,727

Expense Limitations, Waivers, Reimbursements and Recoupments: BAL and BFA contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Class K
0.13%	0.38%	0.08%

The Administrator/Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2019, the Administrator/Manager waived and/or reimbursed $36,766, which is included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Administrator and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended December 31, 2019, class specific transfer agent fees waived are as follows:

Institutional	Investor A	Class K	Total
$5,372	$257,013	$12,434	$274,819

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from BAL or BFA, are less than the current expense limitation for that share class, BAL and/or BFA is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	BAL, BFA or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the BFA and/or BAL pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

For the year ended December 31, 2019, BAL recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor A	Class K
$7,827	$—	$—

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Administrator, expired on December 1, 2019:

Fund Level	$130,759
Institutional	4,905
Investor A	672,592
Class K	22,450

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officers in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$8,247,420	$5,417,827
Long-term capital gains	2,369,076	286,648

	$10,616,496	$5,704,475

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$501,667
Undistributed long-term capital gains	301,325
Net unrealized gains (losses)(a)	138,997,596

$139,800,588

(a)	The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	835,213	$16,242,478	5,051,507	$88,693,979
Shares issued in reinvestment of distributions	114,292	2,268,551	74,900	1,331,969
Shares redeemed	(3,204,338)	(59,262,954)	(1,523,221)	(26,923,935)

Net increase (decrease)	(2,254,833)	$(40,751,925)	3,603,186	$63,102,013

Investor A
Shares sold	2,162,888	$41,459,170	1,705,626	$30,961,424
Shares issued in reinvestment of distributions	102,558	2,032,024	70,288	1,251,040
Shares redeemed	(1,658,112)	(31,775,082)	(2,049,828)	(37,625,741)

Net increase (decrease)	607,334	$11,716,112	(273,914)	$(5,413,277)

Class K
Shares sold	7,134,662	$141,511,748	5,439,208	$98,354,555
Shares issued in reinvestment of distributions	302,081	5,980,524	170,696	3,044,531
Shares redeemed	(3,110,790)	(60,756,648)	(1,863,036)	(33,762,946)

Net increase	4,325,953	$86,735,624	3,746,868	$67,636,140

Total Net Increase	2,678,454	$57,699,811	7,076,140	$125,324,876

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	iShares Russell 1000 Large-Cap Index Fund

To the Board of Trustees of

BlackRock Funds III and Shareholders of iShares Russell 1000 Large-Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares Russell 1000 Large-Cap Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

January – December 2019
Qualified Dividend Income for Individuals(a)	73.31%
Qualified Business Income(a)	4.92
Dividends Qualifying for the Dividend Received Deductions for Corporations(a)	70.52
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	15.72

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of 0.061932 per share and 0.066149 per share to shareholders of record on June 27, 2019 and December 11, 2019, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	17

Master Portfolio Information as of December 31, 2019	Large Cap Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	4%
Microsoft Corp.	4
Alphabet, Inc.	3
Amazon.com, Inc.	3
Facebook, Inc.	2
Berkshire Hathaway, Inc.	1
JPMorgan Chase & Co.	1
Johnson & Johnson	1
Visa, Inc.	1
Procter & Gamble Co.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	22%
Health Care	14
Financials	13
Short-Term Securities	11
Consumer Discretionary	10
Communication Services	10
Industrials	9
Consumer Staples	6
Energy	4
Real Estate	4
Utilities	3
Materials	3
Investment Companies	— (a)
Liabilities in Excess of Other Assets	(9)

(a)	Represents less than 1% of Net Assets.

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.8%

Aerospace & Defense — 2.3%
Arconic, Inc.	192,490	$5,922,917
Boeing Co.	263,980	85,994,125
Curtiss-Wright Corp.(a)	20,691	2,915,155
General Dynamics Corp.	126,670	22,338,255
HEICO Corp.(a)	19,708	2,249,668
HEICO Corp., Class A	38,142	3,414,853
Hexcel Corp.(a)	42,866	3,142,507
Huntington Ingalls Industries, Inc.(a)	19,707	4,944,092
L3Harris Technologies, Inc.(a)	109,735	21,713,264
Lockheed Martin Corp.(a)	123,614	48,132,819
Northrop Grumman Corp.	78,616	27,041,546
Raytheon Co.	138,941	30,530,895
Spirit AeroSystems Holdings, Inc., Class A	50,972	3,714,839
Teledyne Technologies, Inc.(a)(b)	17,683	6,127,867
Textron, Inc.	114,868	5,123,113
TransDigm Group, Inc.(a)	24,497	13,718,320
United Technologies Corp.	404,934	60,642,916

		347,667,151

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.(a)	66,034	5,163,859
Expeditors International of Washington, Inc.	84,750	6,612,195
FedEx Corp.(a)	120,446	18,212,640
United Parcel Service, Inc., Class B	349,393	40,899,944
XPO Logistics, Inc.(a)(b)	45,967	3,663,570

		74,552,208

Airlines — 0.4%
Alaska Air Group, Inc.(a)	59,973	4,063,171
American Airlines Group, Inc.(a)	191,606	5,495,260
Copa Holdings SA, Class A(a)	16,783	1,813,907
Delta Air Lines, Inc.	288,918	16,895,924
JetBlue Airways Corp.(b)	145,335	2,720,671
Southwest Airlines Co.	235,655	12,720,657
United Airlines Holdings, Inc.(b)	116,488	10,261,428

		53,971,018

Auto Components — 0.2%
Aptiv PLC(a)	127,762	12,133,557
BorgWarner, Inc.(a)	102,606	4,451,048
Gentex Corp.(a)	122,538	3,551,151
Goodyear Tire & Rubber Co.(a)	118,824	1,848,307
Lear Corp.(a)	31,102	4,267,195

		26,251,258

Automobiles — 0.5%
Ford Motor Co.(a)	1,957,454	18,204,322
General Motors Co.	616,887	22,578,064
Harley-Davidson, Inc.(a)	75,324	2,801,300
Tesla, Inc.(a)(b)	70,895	29,657,505
Thor Industries, Inc.(a)	27,643	2,053,599

		75,294,790

Banks — 5.4%
Associated Banc-Corp	73,078	1,610,639
Bank of America Corp.(a)	4,058,771	142,949,915
Bank of Hawaii Corp.(a)	18,581	1,768,168
Bank OZK(a)	57,786	1,762,762
BankUnited, Inc.	50,616	1,850,521
BOK Financial Corp.(a)	15,956	1,394,554
CIT Group, Inc.(a)	50,610	2,309,334
Citigroup, Inc.	1,088,375	86,950,279
Citizens Financial Group, Inc.	219,674	8,920,961
Comerica, Inc.(a)	71,982	5,164,708
Commerce Bancshares, Inc.(a)	49,429	3,358,206

Security	Shares	Value

Banks (continued)
Cullen/Frost Bankers, Inc.(a)	28,357	$2,772,747
East West Bancorp, Inc.(a)	71,292	3,471,920
Fifth Third Bancorp	351,858	10,816,115
First Citizens BancShares, Inc., Class A	3,311	1,762,147
First Hawaiian, Inc.(a)	68,030	1,962,666
First Horizon National Corp.	155,035	2,567,380
First Republic Bank	83,788	9,840,901
FNB Corp.	164,449	2,088,502
Huntington Bancshares, Inc.(a)	517,258	7,800,251
JPMorgan Chase & Co.	1,555,421	216,825,687
KeyCorp	488,177	9,880,702
M&T Bank Corp.(a)	65,237	11,073,981
PacWest Bancorp(a)	60,351	2,309,633
People’s United Financial, Inc.(a)	218,199	3,687,563
Pinnacle Financial Partners, Inc.(a)	35,816	2,292,224
PNC Financial Services Group, Inc.	218,214	34,833,501
Popular, Inc.	48,885	2,871,994
Prosperity Bancshares, Inc.(a)	45,146	3,245,546
Regions Financial Corp.	480,167	8,239,666
Signature Bank	26,656	3,641,476
Sterling Bancorp	96,029	2,024,291
SVB Financial Group(a)(b)	26,056	6,541,098
Synovus Financial Corp.	66,409	2,603,233
TCF Financial Corp.(a)	72,846	3,409,193
Texas Capital Bancshares, Inc.(b)	22,922	1,301,282
Truist Financial Corp.(a)	670,004	37,734,625
U.S. Bancorp(a)	715,638	42,430,177
Umpqua Holdings Corp.(a)	109,831	1,944,009
Webster Financial Corp.	45,042	2,403,441
Wells Fargo & Co.(a)	1,900,742	102,259,920
Western Alliance Bancorp(a)	49,758	2,836,206
Wintrust Financial Corp.	30,232	2,143,449
Zions Bancorp. NA	85,292	4,428,361

		812,083,934

Beverages — 1.6%
Brown-Forman Corp., Class A(a)	22,750	1,428,018
Brown-Forman Corp., Class B(a)	84,118	5,686,377
Coca-Cola Co.(a)	1,911,989	105,828,591
Constellation Brands, Inc., Class A	78,627	14,919,473
Keurig Dr Pepper, Inc.	103,659	3,000,928
Molson Coors Brewing Co., Class B(a)	84,986	4,580,745
Monster Beverage Corp.(b)	191,979	12,200,266
PepsiCo, Inc.	698,620	95,480,395

		243,124,793

Biotechnology — 2.1%
AbbVie, Inc.(a)	738,034	65,345,530
Agios Pharmaceuticals, Inc.(a)(b)	31,302	1,494,671
Alexion Pharmaceuticals, Inc.(b)	107,077	11,580,378
Alkermes PLC(b)	84,964	1,733,266
Alnylam Pharmaceuticals, Inc.(a)(b)	53,583	6,171,154
Amgen, Inc.(a)	299,118	72,108,376
Biogen, Inc.(b)	89,750	26,631,518
BioMarin Pharmaceutical, Inc.(b)	87,388	7,388,655
Bluebird Bio, Inc.(a)(b)	28,635	2,512,721
Exact Sciences Corp.(a)(b)	69,271	6,406,182
Exelixis, Inc.(a)(b)	155,720	2,743,786
Gilead Sciences, Inc.	638,149	41,466,922
Incyte Corp.(b)	89,140	7,783,705
Ionis Pharmaceuticals, Inc.(b)	65,405	3,951,116
Moderna, Inc.(a)(b)	97,200	1,901,232
Neurocrine Biosciences, Inc.(b)	45,041	4,841,457
Regeneron Pharmaceuticals, Inc.(b)	40,533	15,219,331
Sage Therapeutics, Inc.(a)(b)	25,531	1,843,083

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Sarepta Therapeutics, Inc.(a)(b)	35,811	$4,621,051
Seattle Genetics, Inc.(a)(b)	57,439	6,562,980
United Therapeutics Corp.(b)	21,009	1,850,473
Vertex Pharmaceuticals, Inc.(b)	128,489	28,132,667

		322,290,254

Building Products — 0.3%
Allegion PLC	45,423	5,656,980
AO Smith Corp.(a)	66,918	3,187,974
Armstrong World Industries, Inc.	24,670	2,318,240
Fortune Brands Home & Security, Inc.(a)	67,809	4,430,640
Johnson Controls International PLC(a)	384,875	15,668,261
Lennox International, Inc.(a)	17,449	4,257,033
Masco Corp.(a)	144,087	6,914,735
Owens Corning(a)	53,684	3,495,902
Resideo Technologies, Inc.(b)	57,907	690,830

		46,620,595

Capital Markets — 2.5%
Affiliated Managers Group, Inc.(a)	23,180	1,964,273
Ameriprise Financial, Inc.(a)	63,044	10,501,870
Bank of New York Mellon Corp.	408,939	20,581,900
BGC Partners, Inc., Class A(a)	151,735	901,306
BlackRock, Inc.(a)(e)	58,828	29,572,836
Cboe Global Markets, Inc.	55,368	6,644,160
Charles Schwab Corp.(a)	572,841	27,244,318
CME Group, Inc.	177,314	35,590,466
E*Trade Financial Corp.	112,190	5,090,060
Eaton Vance Corp.(a)	52,909	2,470,321
Evercore, Inc., Class A	18,456	1,379,771
Franklin Resources, Inc.(a)	139,934	3,635,485
Goldman Sachs Group, Inc.(a)	158,853	36,525,070
Intercontinental Exchange, Inc.	273,105	25,275,868
Invesco Ltd.(a)	191,292	3,439,430
Janus Henderson Group PLC(a)	77,789	1,901,941
Lazard Ltd., Class A	51,262	2,048,430
Legg Mason, Inc.(a)	47,205	1,695,132
LPL Financial Holdings, Inc.	39,983	3,688,432
MarketAxess Holdings, Inc.	18,357	6,959,322
Moody’s Corp.(a)	82,104	19,492,311
Morgan Stanley	580,286	29,664,220
MSCI, Inc.	41,034	10,594,158
Nasdaq, Inc.(a)	56,674	6,069,785
Northern Trust Corp.(a)	96,438	10,245,573
Raymond James Financial, Inc.(a)	62,474	5,588,924
S&P Global, Inc.(a)	122,190	33,363,979
SEI Investments Co.(a)	65,143	4,265,564
State Street Corp.	180,823	14,303,099
T. Rowe Price Group, Inc.(a)	114,279	13,923,753
TD Ameritrade Holding Corp.	132,001	6,560,450
Virtu Financial, Inc., Class A(a)	27,179	434,592

		381,616,799

Chemicals — 1.9%
Air Products & Chemicals, Inc.	109,285	25,680,882
Albemarle Corp.(a)	51,954	3,794,720
Ashland Global Holdings, Inc.(a)	29,670	2,270,645
Axalta Coating Systems Ltd.(b)	102,122	3,104,509
Cabot Corp.	30,544	1,451,451
Celanese Corp.(a)	59,619	7,340,291
CF Industries Holdings, Inc.	111,351	5,315,897
Chemours Co.(a)	88,178	1,595,140
Corteva, Inc.(a)(b)	379,284	11,211,635
Dow, Inc.(b)	373,915	20,464,368
DuPont de Nemours, Inc.	367,860	23,616,612
Eastman Chemical Co.	68,468	5,426,774

Security	Shares	Value

Chemicals (continued)
Ecolab, Inc.(a)	125,222	$24,166,594
Element Solutions, Inc.(b)	111,683	1,304,457
FMC Corp.(a)	63,810	6,369,514
Huntsman Corp.	104,039	2,513,582
International Flavors & Fragrances, Inc.(a)	53,449	6,895,990
Linde PLC(a)	267,856	57,026,542
LyondellBasell Industries NV, Class A(a)	134,016	12,661,832
Mosaic Co.(a)	175,070	3,788,515
NewMarket Corp.	3,234	1,573,406
Olin Corp.(a)	87,061	1,501,802
PPG Industries, Inc.	116,930	15,608,986
RPM International, Inc.(a)	63,771	4,895,062
Scotts Miracle-Gro Co.(a)	19,170	2,035,471
Sherwin-Williams Co.(a)	41,173	24,026,092
Valvoline, Inc.	97,038	2,077,584
Westlake Chemical Corp.(a)	19,417	1,362,103
WR Grace & Co.	26,890	1,878,266

		280,958,722

Commercial Services & Supplies — 0.4%
ADT, Inc.(a)	75,681	600,150
Cintas Corp.(a)	42,026	11,308,356
Clean Harbors, Inc.(b)	24,197	2,074,893
Copart, Inc.(a)(b)	100,270	9,118,554
IAA, Inc.(b)	63,921	3,008,122
KAR Auction Services, Inc.(a)	68,838	1,499,980
Republic Services, Inc.(a)	105,211	9,430,062
Rollins, Inc.(a)	68,001	2,254,913
Stericycle, Inc.(a)(b)	45,849	2,925,625
Waste Management, Inc.	210,988	24,044,193

		66,264,848

Communications Equipment — 0.9%
Arista Networks, Inc.(a)(b)	29,421	5,984,232
Ciena Corp.(b)	77,954	3,327,856
Cisco Systems, Inc.	2,136,820	102,481,887
CommScope Holding Co., Inc.(a)(b)	92,581	1,313,724
EchoStar Corp., Class A(a)(b)	24,263	1,050,831
F5 Networks, Inc.(b)	29,502	4,119,954
Juniper Networks, Inc.	165,161	4,067,916
Motorola Solutions, Inc.	85,274	13,741,052
Ubiquiti, Inc.(a)	4,263	805,622
ViaSat, Inc.(a)(b)	28,882	2,114,018

		139,007,092

Construction & Engineering — 0.1%
AECOM(a)(b)	79,444	3,426,420
Fluor Corp.(a)	67,551	1,275,363
Jacobs Engineering Group, Inc.	66,264	5,952,495
Quanta Services, Inc.(a)	73,159	2,978,303

		13,632,581

Construction Materials — 0.1%
Eagle Materials, Inc.(a)	19,562	1,773,491
Martin Marietta Materials, Inc.	30,684	8,580,473
Vulcan Materials Co.	64,623	9,305,066

		19,659,030

Consumer Finance — 0.7%
Ally Financial, Inc.	188,997	5,775,748
American Express Co.	334,281	41,614,642
Capital One Financial Corp.	232,292	23,905,170
Credit Acceptance Corp.(a)(b)	5,510	2,437,238
Discover Financial Services(a)	155,312	13,173,564
Navient Corp.(a)	102,171	1,397,699
OneMain Holdings, Inc.	32,596	1,373,921
Santander Consumer USA Holdings, Inc.(a)	49,708	1,161,676

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
SLM Corp.(a)	208,224	$1,855,276
Synchrony Financial	321,603	11,580,924

		104,275,858

Containers & Packaging — 0.4%
AptarGroup, Inc.(a)	31,639	3,658,101
Ardagh Group SA(a)	6,425	125,801
Avery Dennison Corp.	40,686	5,322,543
Ball Corp.(a)	160,829	10,400,811
Berry Global Group, Inc.(a)(b)	66,475	3,156,898
Crown Holdings, Inc.(b)	64,292	4,663,742
Graphic Packaging Holding Co.	136,660	2,275,389
International Paper Co.(a)	197,886	9,112,650
O-I Glass, Inc.(a)	89,856	1,071,982
Packaging Corp. of America(a)	47,915	5,366,001
Sealed Air Corp.	74,294	2,959,130
Silgan Holdings, Inc.	35,936	1,116,891
Sonoco Products Co.(a)	51,845	3,199,873
Westrock Co.	129,015	5,536,034

		57,965,846

Distributors — 0.1%
Genuine Parts Co.(a)	71,519	7,597,463
LKQ Corp.(b)	151,191	5,397,519
Pool Corp.(a)	19,823	4,210,009

		17,204,991

Diversified Consumer Services — 0.1%
2U, Inc.(a)(b)	24,787	594,640
Bright Horizons Family Solutions, Inc.(b)	28,371	4,263,877
frontdoor, Inc.(a)(b)	41,792	1,981,777
Graham Holdings Co., Class B	2,130	1,361,049
Grand Canyon Education, Inc.(a)(b)	22,371	2,142,918
H&R Block, Inc.(a)	95,640	2,245,627
Service Corp. International(a)	88,897	4,091,929
ServiceMaster Global Holdings, Inc.(b)	64,797	2,505,052

		19,186,869

Diversified Financial Services — 1.6%
AXA Equitable Holdings, Inc.(a)	202,642	5,021,469
Berkshire Hathaway, Inc., Class B(b)	975,680	220,991,520
FactSet Research Systems, Inc.(a)	18,528	4,971,063
Interactive Brokers Group, Inc., Class A(a)	37,593	1,752,586
Jefferies Financial Group, Inc.(a)	134,720	2,878,966
Morningstar, Inc.	9,274	1,403,249
Voya Financial, Inc.(a)	66,781	4,072,305

		241,091,158

Diversified Telecommunication Services — 1.9%
AT&T, Inc.(a)	3,641,394	142,305,678
CenturyLink, Inc.(a)	542,221	7,162,739
Verizon Communications, Inc.	2,064,210	126,742,494
Zayo Group Holdings, Inc.(b)	113,667	3,938,562

		280,149,473

Electric Utilities — 1.9%
Alliant Energy Corp.(a)	117,749	6,443,225
American Electric Power Co., Inc.(a)	245,419	23,194,550
Avangrid, Inc.(a)	29,257	1,496,788
Duke Energy Corp.(a)	361,841	33,003,518
Edison International(a)	174,501	13,159,120
Entergy Corp.	99,717	11,946,097
Evergy, Inc.	115,610	7,525,055
Eversource Energy(a)	160,930	13,690,315
Exelon Corp.	482,176	21,982,404
FirstEnergy Corp.	270,511	13,146,835
Hawaiian Electric Industries, Inc.(a)	54,040	2,532,314

Security	Shares	Value

Electric Utilities (continued)
IDACORP, Inc.	25,122	$2,683,030
NextEra Energy, Inc.	243,528	58,972,740
OGE Energy Corp.	98,428	4,377,093
PG&E Corp.(a)(b)	272,778	2,965,097
Pinnacle West Capital Corp.	56,006	5,036,619
PPL Corp.	360,640	12,939,763
Southern Co.	516,844	32,922,963
Xcel Energy, Inc.	261,231	16,585,556

		284,603,082

Electrical Equipment — 0.5%
Acuity Brands, Inc.(a)	18,944	2,614,272
AMETEK, Inc.	113,083	11,278,898
Eaton Corp. PLC	205,733	19,487,030
Emerson Electric Co.(a)	304,530	23,223,458
GrafTech International Ltd.(a)	31,392	364,775
Hubbell, Inc.(a)	27,954	4,132,160
nVent Electric PLC(a)	71,057	1,817,638
Regal-Beloit Corp.	20,675	1,769,987
Rockwell Automation, Inc.	57,372	11,627,583
Sensata Technologies Holding PLC(a)(b)	79,007	4,256,107

		80,571,908

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	146,585	15,864,895
Arrow Electronics, Inc.(a)(b)	40,032	3,392,312
Avnet, Inc.(a)	51,693	2,193,851
CDW Corp.(a)	70,116	10,015,369
Cognex Corp.(a)	84,060	4,710,722
Coherent, Inc.(a)(b)	11,192	1,861,789
Corning, Inc.	377,038	10,975,576
Dolby Laboratories, Inc., Class A	30,921	2,127,365
FLIR Systems, Inc.	67,007	3,489,054
IPG Photonics Corp.(a)(b)	18,042	2,614,647
Jabil, Inc.	74,187	3,066,149
Keysight Technologies, Inc.(b)	93,951	9,642,191
Littelfuse, Inc.(a)	11,995	2,294,644
National Instruments Corp.	66,691	2,823,697
SYNNEX Corp.	21,063	2,712,914
Trimble, Inc.(b)	127,143	5,300,592
Universal Display Corp.(a)	21,362	4,402,067
Zebra Technologies Corp., Class A(a)(b)	27,079	6,917,060

		94,404,894

Energy Equipment & Services — 0.4%
Apergy Corp.(a)(b)	40,209	1,358,260
Baker Hughes Co.(a)	325,101	8,332,339
Halliburton Co.(a)	437,404	10,703,276
Helmerich & Payne, Inc.(a)	51,067	2,319,974
National Oilwell Varco, Inc.(a)	196,884	4,931,944
Patterson-UTI Energy, Inc.	90,719	952,549
Schlumberger Ltd.	694,700	27,926,940
Transocean Ltd.(a)(b)	279,997	1,926,379

		58,451,661

Entertainment — 0.9%
Activision Blizzard, Inc.	377,317	22,420,176
Electronic Arts, Inc.(b)	145,907	15,686,462
Live Nation Entertainment, Inc.(b)	64,325	4,597,308
Netflix, Inc.(b)	210,239	68,027,033
Roku, Inc.(a)(b)	43,429	5,815,143
Spotify Technology SA(b)	58,124	8,692,444
Take-Two Interactive Software, Inc.(b)	56,456	6,911,908
World Wrestling Entertainment, Inc., Class A(a)	24,370	1,580,882

		133,731,356

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 3.6%
Alexandria Real Estate Equities, Inc.(a)	56,133	$9,069,970
American Campus Communities, Inc.(a)	67,830	3,190,045
American Homes 4 Rent, Class A(a)	123,718	3,242,649
American Tower Corp.	219,577	50,463,186
Americold Realty Trust(a)	93,085	3,263,560
Apartment Investment & Management Co., Class A	73,273	3,784,551
Apple Hospitality REIT, Inc.(a)	96,831	1,573,504
AvalonBay Communities, Inc.(a)	70,041	14,687,598
Boston Properties, Inc.	76,911	10,602,951
Brandywine Realty Trust(a)	87,207	1,373,510
Brixmor Property Group, Inc.	142,947	3,089,085
Brookfield Property REIT, Inc., Class A(a)	34,052	628,089
Camden Property Trust	46,219	4,903,836
Chimera Investment Corp.(a)	87,273	1,794,333
Colony Capital, Inc.(a)	250,345	1,189,139
Columbia Property Trust, Inc.	54,962	1,149,256
CoreSite Realty Corp.(a)	20,002	2,242,624
Corporate Office Properties Trust(a)	46,853	1,376,541
Cousins Properties, Inc.(a)	73,157	3,014,068
Crown Castle International Corp.	205,942	29,274,655
CubeSmart(a)	94,890	2,987,137
CyrusOne, Inc.(a)	54,804	3,585,826
Digital Realty Trust, Inc.(a)	104,266	12,484,811
Douglas Emmett, Inc.	80,574	3,537,199
Duke Realty Corp.(a)	187,490	6,500,278
Empire State Realty Trust, Inc., Class A(a)	77,941	1,088,056
EPR Properties(a)	40,258	2,843,825
Equinix, Inc.	42,377	24,735,455
Equity Commonwealth	58,865	1,932,538
Equity LifeStyle Properties, Inc.(a)	88,279	6,213,959
Equity Residential(a)	181,356	14,675,328
Essex Property Trust, Inc.	32,821	9,874,526
Extra Space Storage, Inc.(a)	63,963	6,755,772
Federal Realty Investment Trust(a)	37,784	4,863,934
Gaming and Leisure Properties, Inc.	100,466	4,325,061
Healthcare Trust of America, Inc., Class A(a)	106,941	3,238,174
Healthpeak Properties, Inc.	241,628	8,328,917
Highwoods Properties, Inc.(a)	50,111	2,450,929
Host Hotels & Resorts, Inc.(a)	354,200	6,570,410
Hudson Pacific Properties, Inc.	73,745	2,776,499
Invitation Homes, Inc.	265,129	7,945,916
Iron Mountain, Inc.(a)	143,103	4,560,693
JBG SMITH Properties(a)	62,797	2,504,972
Kilroy Realty Corp.(a)	50,456	4,233,258
Kimco Realty Corp.	197,416	4,088,485
Lamar Advertising Co., Class A(a)	42,198	3,766,594
Liberty Property Trust	78,306	4,702,275
Life Storage, Inc.	22,221	2,406,090
Macerich Co.(a)	66,302	1,784,850
Medical Properties Trust, Inc.(a)	258,258	5,451,826
MFA Financial, Inc.(a)	211,876	1,620,851
Mid-America Apartment Communities, Inc.	55,565	7,326,801
National Retail Properties, Inc.(a)	85,095	4,562,794
New Residential Investment Corp.(a)	214,584	3,456,948
Omega Healthcare Investors, Inc.(a)	107,101	4,535,727
Outfront Media, Inc.(a)	74,700	2,003,454
Paramount Group, Inc.(a)	106,000	1,475,520
Park Hotels & Resorts, Inc.(a)	113,524	2,936,866
Prologis, Inc.	311,752	27,789,573
Public Storage(a)	74,308	15,824,632
Rayonier, Inc.(a)	63,500	2,080,260
Realty Income Corp.	162,765	11,984,387
Regency Centers Corp.	81,103	5,116,788
Retail Properties of America, Inc., Class A	110,576	1,481,718

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp.	56,080	$13,514,719
Service Properties Trust(a)	79,912	1,944,259
Simon Property Group, Inc.(a)	152,534	22,721,465
SITE Centers Corp.	82,245	1,153,075
SL Green Realty Corp.	38,657	3,551,805
Spirit Realty Capital, Inc.(a)	49,335	2,426,295
Starwood Property Trust, Inc.(a)	131,719	3,274,534
STORE Capital Corp.(a)	105,320	3,922,117
Sun Communities, Inc.	45,808	6,875,781
Taubman Centers, Inc.(a)	26,329	818,569
UDR, Inc.	144,098	6,729,377
Ventas, Inc.	186,263	10,754,826
VEREIT, Inc.(a)	542,707	5,014,613
VICI Properties, Inc.(a)	231,348	5,910,941
Vornado Realty Trust	85,895	5,712,018
Weingarten Realty Investors(a)	56,750	1,772,870
Welltower, Inc.	200,822	16,423,223
Weyerhaeuser Co.(a)	371,017	11,204,713
WP Carey, Inc.	84,601	6,771,464

		543,819,726

Food & Staples Retailing — 1.4%
Casey’s General Stores, Inc.(a)	17,657	2,807,286
Costco Wholesale Corp.	219,319	64,462,240
Grocery Outlet Holding Corp.(a)(b)	17,773	576,734
Kroger Co.(a)	394,034	11,423,046
Sprouts Farmers Market, Inc.(b)	54,669	1,057,845
Sysco Corp.(a)	237,922	20,351,848
U.S. Foods Holding Corp.(b)	106,972	4,481,057
Walgreens Boots Alliance, Inc.(a)	373,618	22,028,517
Walmart, Inc.	700,390	83,234,348

		210,422,921

Food Products — 1.1%
Archer-Daniels-Midland Co.	278,653	12,915,567
Beyond Meat, Inc.(a)(b)	23,606	1,784,614
Bunge Ltd.(a)	68,346	3,933,312
Campbell Soup Co.(a)	80,765	3,991,406
Conagra Brands, Inc.(a)	240,043	8,219,072
Flowers Foods, Inc.(a)	102,672	2,232,089
General Mills, Inc.(a)	297,066	15,910,855
Hain Celestial Group, Inc.(a)(b)	39,847	1,034,229
Hershey Co.	72,291	10,625,331
Hormel Foods Corp.(a)	140,231	6,325,820
Ingredion, Inc.(a)	32,033	2,977,467
J.M. Smucker Co.(a)	53,707	5,592,510
Kellogg Co.(a)	122,992	8,506,127
Kraft Heinz Co.(a)	314,866	10,116,645
Lamb Weston Holdings, Inc.	72,667	6,251,542
McCormick & Co., Inc.(a)	60,688	10,300,574
Mondelez International, Inc., Class A(a)	711,558	39,192,615
Pilgrim’s Pride Corp.(b)	28,135	920,436
Post Holdings, Inc.(b)	31,767	3,465,780
TreeHouse Foods, Inc.(a)(b)	27,098	1,314,253
Tyson Foods, Inc., Class A	144,967	13,197,796

		168,808,040

Gas Utilities — 0.1%
Atmos Energy Corp.	59,520	6,657,907
National Fuel Gas Co.(a)	43,998	2,047,667
UGI Corp.(a)	103,503	4,674,196

		13,379,770

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	859,039	74,616,128
ABIOMED, Inc.(a)(b)	21,895	3,735,068
Align Technology, Inc.(a)(b)	39,322	10,972,411

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Baxter International, Inc.	240,674	$20,125,160
Becton Dickinson & Co.(a)	133,003	36,172,826
Boston Scientific Corp.(b)	689,669	31,186,832
Cantel Medical Corp.(a)	17,701	1,255,001
Cooper Cos., Inc.	24,268	7,797,066
Danaher Corp.	305,613	46,905,483
DENTSPLY SIRONA, Inc.	112,348	6,357,773
DexCom, Inc.(b)	44,811	9,801,958
Edwards Lifesciences Corp.(b)	103,064	24,043,801
Envista Holdings Corp.(b)	72,360	2,144,750
Hill-Rom Holdings, Inc.	32,346	3,672,241
Hologic, Inc.(b)	130,448	6,810,690
ICU Medical, Inc.(a)(b)	8,920	1,669,110
IDEXX Laboratories, Inc.(b)	42,209	11,022,036
Insulet Corp.(a)(b)	29,176	4,994,931
Integra LifeSciences Holdings Corp.(a)(b)	34,147	1,990,087
Intuitive Surgical, Inc.(b)	56,905	33,639,391
Masimo Corp.(b)	23,837	3,767,676
Medtronic PLC(a)	669,378	75,940,934
ResMed, Inc.(a)	70,884	10,984,894
STERIS PLC	40,952	6,241,904
Stryker Corp.(a)	170,386	35,770,837
Teleflex, Inc.	22,677	8,536,530
Varian Medical Systems, Inc.(b)	44,952	6,383,634
West Pharmaceutical Services, Inc.	35,489	5,335,061
Zimmer Biomet Holdings, Inc.(a)	101,340	15,168,571

		507,042,784

Health Care Providers & Services — 2.7%
Acadia Healthcare Co., Inc.(a)(b)	41,453	1,377,069
AmerisourceBergen Corp.	76,466	6,501,139
Anthem, Inc.(a)	126,498	38,206,191
Cardinal Health, Inc.(a)	148,324	7,502,228
Centene Corp.(b)	205,152	12,897,906
Chemed Corp.	8,070	3,544,828
Cigna Corp.(b)	182,715	37,363,390
Covetrus, Inc.(a)(b)	44,670	589,644
CVS Health Corp.(a)	648,856	48,203,512
DaVita, Inc.(b)	49,333	3,701,455
Encompass Health Corp.(a)	46,965	3,253,266
Guardant Health, Inc.(a)(b)	19,531	1,526,152
HCA Healthcare, Inc.	133,567	19,742,538
Henry Schein, Inc.(a)(b)	71,797	4,790,296
Humana, Inc.	65,950	24,171,994
Laboratory Corp. of America Holdings(b)	47,988	8,118,130
McKesson Corp.	89,752	12,414,497
MEDNAX, Inc.(a)(b)	38,070	1,057,965
Molina Healthcare, Inc.(a)(b)	30,860	4,187,394
Penumbra, Inc.(b)	15,426	2,534,029
Premier, Inc., Class A(a)(b)	29,685	1,124,468
Quest Diagnostics, Inc.(a)	68,082	7,270,477
UnitedHealth Group, Inc.	471,401	138,582,466
Universal Health Services, Inc., Class B	38,550	5,530,383
WellCare Health Plans, Inc.(b)	24,662	8,143,639

		402,335,056

Health Care Technology — 0.1%
Cerner Corp.	156,325	11,472,692
Change Healthcare, Inc.(a)(b)	23,069	378,101
Veeva Systems, Inc., Class A(b)	65,397	9,198,742

		21,049,535

Hotels, Restaurants & Leisure — 2.0%
Aramark(a)	125,474	5,445,572
Caesars Entertainment Corp.(a)(b)	284,087	3,863,583
Carnival Corp.(a)	201,403	10,237,315

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc.(b)	12,757	$10,679,012
Choice Hotels International, Inc.(a)	15,480	1,601,096
Darden Restaurants, Inc.(a)	61,336	6,686,237
Domino’s Pizza, Inc.(a)	20,423	5,999,869
Dunkin’ Brands Group, Inc.(a)	42,150	3,184,011
Extended Stay America, Inc.	91,249	1,355,960
Hilton Grand Vacations, Inc.(b)	44,098	1,516,530
Hilton Worldwide Holdings, Inc.	139,546	15,477,047
Hyatt Hotels Corp., Class A(a)	18,022	1,616,754
International Game Technology PLC(a)	55,334	828,350
Las Vegas Sands Corp.(a)	170,886	11,797,969
Marriott International, Inc., Class A(a)	136,647	20,692,455
McDonald’s Corp.(a)	375,840	74,269,742
MGM Resorts International	247,550	8,235,989
Norwegian Cruise Line Holdings Ltd.(b)	103,335	6,035,797
Planet Fitness, Inc., Class A(b)	38,849	2,901,243
Royal Caribbean Cruises Ltd.(a)	85,799	11,455,025
Six Flags Entertainment Corp.(a)	36,963	1,667,401
Starbucks Corp.	588,858	51,772,395
Vail Resorts, Inc.(a)	20,278	4,863,273
Wendy’s Co.(a)	91,693	2,036,502
Wyndham Destinations, Inc.(a)	45,887	2,371,899
Wyndham Hotels & Resorts, Inc.(a)	45,826	2,878,331
Wynn Resorts Ltd.	49,169	6,828,099
Yum China Holdings, Inc.(a)	182,103	8,742,765
Yum! Brands, Inc.	151,060	15,216,274

		300,256,495

Household Durables — 0.4%
D.R. Horton, Inc.(a)	168,600	8,893,650
Garmin Ltd.	72,616	7,084,417
Leggett & Platt, Inc.(a)	66,425	3,376,383
Lennar Corp., Class A(a)	137,217	7,655,336
Lennar Corp., Class B	10,779	481,821
Mohawk Industries, Inc.(b)	29,446	4,015,846
Newell Brands, Inc.(a)	188,436	3,621,740
NVR, Inc.(b)	1,645	6,264,834
PulteGroup, Inc.	125,969	4,887,597
Tempur Sealy International, Inc.(b)	22,517	1,960,330
Toll Brothers, Inc.(a)	64,576	2,551,398
Whirlpool Corp.(a)	31,456	4,640,704

		55,434,056

Household Products — 1.5%
Church & Dwight Co., Inc.	124,509	8,757,963
Clorox Co.(a)	63,662	9,774,663
Colgate-Palmolive Co.(a)	417,568	28,745,381
Energizer Holdings, Inc.(a)	31,553	1,584,592
Kimberly-Clark Corp.(a)	169,590	23,327,104
Procter & Gamble Co.	1,232,870	153,985,463
Spectrum Brands Holdings, Inc.(a)	19,640	1,262,656

		227,437,822

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.(a)	325,379	6,475,042
NRG Energy, Inc.	124,933	4,966,087
Vistra Energy Corp.(a)	210,776	4,845,740

		16,286,869

Industrial Conglomerates — 1.2%
3M Co.	279,678	49,340,793
BWX Technologies, Inc.(a)	48,529	3,012,680
Carlisle Cos., Inc.(a)	28,592	4,627,329
General Electric Co.	4,325,333	48,270,716
Honeywell International, Inc.	358,943	63,532,911
Roper Technologies, Inc.(a)	51,290	18,168,457
Seaboard Corp.(a)	134	569,574

		187,522,460

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 2.5%
Aflac, Inc.	361,997	$19,149,641
Alleghany Corp.(b)	6,775	5,417,087
Allstate Corp.	161,171	18,123,679
American Financial Group, Inc.	36,447	3,996,414
American International Group, Inc.	432,201	22,184,877
American National Insurance Co.	2,683	315,735
Aon PLC	116,479	24,261,411
Arch Capital Group Ltd.(a)(b)	193,845	8,314,012
Arthur J Gallagher & Co.	90,298	8,599,079
Assurant, Inc.(a)	30,648	4,017,340
Assured Guaranty Ltd.	44,992	2,205,508
Athene Holding Ltd., Class A(b)	70,215	3,302,211
Axis Capital Holdings Ltd.	40,019	2,378,729
Brighthouse Financial, Inc.(b)	52,917	2,075,934
Brown & Brown, Inc.(a)	116,973	4,618,094
Chubb Ltd.(a)	224,274	34,910,491
Cincinnati Financial Corp.	76,312	8,024,207
CNA Financial Corp.(a)	11,537	516,973
Erie Indemnity Co., Class A(a)	12,991	2,156,506
Everest Re Group Ltd.(a)	19,822	5,487,522
Fidelity National Financial, Inc.	132,557	6,011,460
First American Financial Corp.	53,624	3,127,352
Globe Life, Inc.(a)	52,535	5,529,309
Hanover Insurance Group, Inc.(a)	18,875	2,579,646
Hartford Financial Services Group, Inc.(a)	178,992	10,877,344
Kemper Corp.(a)	31,257	2,422,417
Lincoln National Corp.	98,297	5,800,506
Loews Corp.(a)	127,999	6,718,667
Markel Corp.(b)	6,705	7,664,955
Marsh & McLennan Cos., Inc.(a)	254,046	28,303,265
Mercury General Corp.	13,156	641,092
MetLife, Inc.	387,703	19,761,222
Old Republic International Corp.	135,330	3,027,332
Primerica, Inc.	20,957	2,736,146
Principal Financial Group, Inc.	138,919	7,640,545
Progressive Corp.	290,527	21,031,250
Prudential Financial, Inc.(a)	202,765	19,007,191
Reinsurance Group of America, Inc.(a)	30,696	5,005,290
RenaissanceRe Holdings Ltd.	21,742	4,261,867
Travelers Cos., Inc.	128,841	17,644,775
Unum Group	104,440	3,045,470
W.R. Berkley Corp.	72,509	5,010,372
White Mountains Insurance Group Ltd.(a)	1,444	1,610,796
Willis Towers Watson PLC	64,004	12,924,968

		382,438,687

Interactive Media & Services — 4.4%
Alphabet, Inc., Class A(a)(b)	149,339	200,023,163
Alphabet, Inc., Class C(b)	149,546	199,945,993
Facebook, Inc., Class A(b)	1,191,985	244,654,921
IAC/InterActiveCorp.(b)	37,544	9,352,586
Match Group, Inc.(a)(b)	25,542	2,097,254
Twitter, Inc.(b)	376,436	12,064,774
Zillow Group, Inc., Class A(b)	25,163	1,150,956
Zillow Group, Inc., Class C(a)(b)	64,526	2,964,324

		672,253,971

Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc.(b)	206,289	381,189,066
Booking Holdings, Inc.(b)	20,828	42,775,088
eBay, Inc.(a)	383,827	13,859,993
Etsy, Inc.(a)(b)	59,272	2,625,750
Expedia Group, Inc.(a)	67,793	7,331,135
GrubHub, Inc.(a)(b)	46,591	2,266,186
Qurate Retail, Inc., Series A(b)	197,866	1,668,010

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
TripAdvisor, Inc.(a)	49,575	$1,506,089
Wayfair, Inc., Class A(a)(b)	30,840	2,787,011

		456,008,328

IT Services — 5.2%
Accenture PLC, Class A(a)	318,115	66,985,476
Akamai Technologies, Inc.(a)(b)	79,634	6,878,785
Alliance Data Systems Corp.	20,630	2,314,686
Amdocs Ltd.(a)	66,066	4,769,305
Automatic Data Processing, Inc.	216,155	36,854,427
Black Knight, Inc.(a)(b)	72,280	4,660,614
Booz Allen Hamilton Holding Corp.	66,587	4,736,333
Broadridge Financial Solutions, Inc.(a)	56,628	6,995,823
CACI International, Inc., Class A(b)	12,384	3,095,876
Cognizant Technology Solutions Corp., Class A(a)	272,857	16,922,591
CoreLogic, Inc.(a)(b)	36,221	1,583,220
DXC Technology Co.	123,540	4,643,869
EPAM Systems, Inc.(b)	25,995	5,515,099
Euronet Worldwide, Inc.(b)	24,640	3,882,278
Fidelity National Information Services, Inc.	305,118	42,438,863
Fiserv, Inc.(a)(b)	280,131	32,391,548
FleetCor Technologies, Inc.(b)	42,342	12,182,640
Gartner, Inc.(b)	43,996	6,779,784
Genpact Ltd.	92,702	3,909,243
Global Payments, Inc.	147,998	27,018,515
GoDaddy, Inc., Class A(a)(b)	84,376	5,730,818
International Business Machines Corp.	442,881	59,363,769
Jack Henry & Associates, Inc.(a)	37,916	5,523,224
Leidos Holdings, Inc.	67,876	6,644,382
Mastercard, Inc., Class A	442,203	132,037,394
MongoDB, Inc.(a)(b)	19,907	2,619,960
Okta, Inc.(a)(b)	50,944	5,877,409
Paychex, Inc.(a)	159,454	13,563,157
PayPal Holdings, Inc.(b)	586,435	63,434,674
Sabre Corp.	142,477	3,197,184
Square, Inc., Class A(b)	170,303	10,654,156
Switch, Inc., Class A(a)	29,808	441,755
Teradata Corp.(a)(b)	57,517	1,539,730
Twilio, Inc., Class A(a)(b)	59,662	5,863,581
VeriSign, Inc.(b)	50,830	9,793,924
Visa, Inc., Class A(a)	854,573	160,574,267
Western Union Co.	208,229	5,576,373
WEX, Inc.(a)(b)	21,618	4,528,106

		791,522,838

Leisure Products — 0.1%
Brunswick Corp.	38,541	2,311,689
Hasbro, Inc.(a)	61,677	6,513,708
Mattel, Inc.(a)(b)	165,131	2,237,525
Polaris Industries, Inc.(a)	29,932	3,044,085

		14,107,007

Life Sciences Tools & Services — 1.1%
Adaptive Biotechnologies Corp.(a)(b)	7,827	234,184
Agilent Technologies, Inc.	154,293	13,162,736
Avantor, Inc.(b)	156,734	2,844,722
Bio-Rad Laboratories, Inc., Class A(b)	10,473	3,875,324
Bio-Techne Corp.	18,922	4,153,568
Bruker Corp.(a)	53,452	2,724,449
Charles River Laboratories International, Inc.(b)	23,961	3,660,282
Illumina, Inc.(a)(b)	72,876	24,175,884
IQVIA Holdings, Inc.(b)	87,991	13,595,490
Mettler-Toledo International, Inc.(b)	11,965	9,491,595
PerkinElmer, Inc.(a)	54,981	5,338,655
PRA Health Sciences, Inc.(b)	30,280	3,365,622
QIAGEN NV(b)	111,759	3,777,454

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	199,017	$64,654,653
Waters Corp.(a)(b)	31,614	7,386,611

		162,441,229

Machinery — 1.8%
AGCO Corp.(a)	29,823	2,303,827
Allison Transmission Holdings, Inc.	53,386	2,579,611
Caterpillar, Inc.	267,283	39,472,353
Colfax Corp.(a)(b)	44,816	1,630,406
Crane Co.	25,215	2,178,072
Cummins, Inc.(a)	74,520	13,336,099
Deere & Co.(a)	156,339	27,087,295
Donaldson Co., Inc.(a)	63,918	3,682,955
Dover Corp.	72,489	8,355,082
Flowserve Corp.(a)	63,215	3,146,211
Fortive Corp.	147,079	11,235,365
Gardner Denver Holdings, Inc.(a)(b)	68,039	2,495,671
Gates Industrial Corp. PLC(a)(b)	16,568	227,976
Graco, Inc.(a)	82,773	4,304,196
IDEX Corp.(a)	37,526	6,454,472
Illinois Tool Works, Inc.(a)	159,505	28,651,883
Ingersoll-Rand PLC(a)	119,715	15,912,518
ITT, Inc.	42,392	3,133,193
Lincoln Electric Holdings, Inc.(a)	29,635	2,866,594
Middleby Corp.(a)(b)	27,110	2,969,087
Nordson Corp.	28,269	4,603,324
Oshkosh Corp.	34,253	3,242,046
PACCAR, Inc.(a)	168,079	13,295,049
Parker-Hannifin Corp.	63,425	13,054,133
Pentair PLC	86,845	3,983,580
Snap-on, Inc.(a)	26,956	4,566,346
Stanley Black & Decker, Inc.	75,955	12,588,782
Timken Co.(a)	31,663	1,782,944
Toro Co.	52,705	4,199,007
Trinity Industries, Inc.(a)	50,694	1,122,872
Valmont Industries, Inc.	10,037	1,503,342
WABCO Holdings, Inc.(b)	24,811	3,361,890
Westinghouse Air Brake Technologies Corp.	88,186	6,860,871
Woodward, Inc.	27,450	3,251,178
Xylem, Inc.(a)	89,666	7,064,784

		266,503,014

Marine — 0.0%
Kirby Corp.(a)(b)	29,584	2,648,656

Media — 2.4%
Altice USA, Inc., Class A(b)	146,674	4,010,067
AMC Networks, Inc., Class A(b)	20,274	800,823
Cable One, Inc.(a)	2,233	3,323,753
Charter Communications, Inc., Class A(a)(b)	76,516	37,116,381
Cinemark Holdings, Inc.(a)	52,241	1,768,358
Comcast Corp., Class A	2,246,380	101,019,709
Discovery, Inc., Class A(a)(b)	74,562	2,441,160
Discovery, Inc., Class C(b)	167,053	5,093,446
DISH Network Corp., Class A(b)	131,985	4,681,508
Fox Corp., Class A(a)	175,385	6,501,522
Fox Corp., Class B(b)	77,600	2,824,640
GCI Liberty, Inc., Class A(b)	50,779	3,597,692
Interpublic Group of Cos., Inc.	190,291	4,395,722
John Wiley & Sons, Inc., Class A(a)	19,515	946,868
Liberty Broadband Corp., Class A(b)	12,544	1,562,481
Liberty Broadband Corp., Class C(b)	52,061	6,546,671
Liberty Media Corp. — Liberty Formula One, Class A(a)(b)	14,208	622,026
Liberty Media Corp. — Liberty Formula One, Class C(a)(b)	96,580	4,439,300

Security	Shares	Value

Media (continued)
Liberty Media Corp. — Liberty SiriusXM, Class A(a)(b)	42,844	$2,071,079
Liberty Media Corp. — Liberty SiriusXM, Class C(b)	77,968	3,753,379
Lions Gate Entertainment Corp., Class A(a)(b)	19,444	207,273
Lions Gate Entertainment Corp., Class B(b)	41,348	410,586
Madison Square Garden Co., Class A(a)(b)	8,771	2,580,340
New York Times Co., Class A(a)	82,857	2,665,510
News Corp., Class A(a)	202,510	2,863,491
News Corp., Class B(a)	53,107	770,583
Nexstar Media Group, Inc., Class A(a)	22,849	2,679,045
Omnicom Group, Inc.(a)	108,870	8,820,647
Sinclair Broadcast Group, Inc., Class A(a)	27,357	912,082
Sirius XM Holdings, Inc.(a)	697,687	4,988,462
ViacomCBS, Inc., Class A Class A(a)	1,462	65,600
ViacomCBS, Inc., Class B Class B(a)	267,310	11,219,001
Walt Disney Co.	870,785	125,941,635

		361,640,840

Metals & Mining — 0.3%
Alcoa Corp.(b)	94,543	2,033,620
Freeport-McMoRan, Inc.(a)	721,964	9,472,168
Newmont Goldcorp Corp.	405,517	17,619,714
Nucor Corp.(a)	153,194	8,621,758
Reliance Steel & Aluminum Co.	31,789	3,807,051
Royal Gold, Inc.(a)	33,978	4,153,810
Southern Copper Corp.(a)	38,273	1,625,837
Steel Dynamics, Inc.(a)	99,982	3,403,387
United States Steel Corp.(a)	86,386	985,664

		51,723,009

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.(a)	276,995	4,897,271
Annaly Capital Management, Inc.(a)	722,309	6,804,151
Two Harbors Investment Corp.(a)	143,603	2,099,476

		13,800,898

Multi-Utilities — 1.0%
Ameren Corp.	122,968	9,443,942
CenterPoint Energy, Inc.(a)	249,604	6,806,701
CMS Energy Corp.	142,413	8,949,233
Consolidated Edison, Inc.	164,935	14,921,669
Dominion Energy, Inc.	409,864	33,944,936
DTE Energy Co.(a)	92,317	11,989,209
MDU Resources Group, Inc.	103,705	3,081,076
NiSource, Inc.	182,127	5,070,416
Public Service Enterprise Group, Inc.	250,507	14,792,438
Sempra Energy	140,562	21,292,332
WEC Energy Group, Inc.(a)	157,751	14,549,375

		144,841,327

Multiline Retail — 0.5%
Dollar General Corp.	129,220	20,155,736
Dollar Tree, Inc.(b)	116,488	10,955,696
Kohl’s Corp.(a)	79,522	4,051,646
Macy’s, Inc.(a)	161,073	2,738,241
Nordstrom, Inc.(a)	51,684	2,115,426
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	28,346	1,851,277
Target Corp.	247,570	31,740,950

		73,608,972

Oil, Gas & Consumable Fuels — 3.6%
Antero Midstream Corp.(a)	151,287	1,148,268
Antero Resources Corp.(b)	99,281	282,951
Apache Corp.(a)	182,210	4,662,754
Cabot Oil & Gas Corp.(a)	208,380	3,627,896
Centennial Resource Development, Inc., Class A(a)(b)	75,919	350,746
Cheniere Energy, Inc.(b)	116,598	7,120,640
Chesapeake Energy Corp.(a)(b)	590,525	487,537

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.(a)	950,854	$114,587,416
Cimarex Energy Co.	50,084	2,628,909
Concho Resources, Inc.(a)	98,296	8,607,781
ConocoPhillips	547,372	35,595,601
Continental Resources, Inc.(a)	38,965	1,336,500
Devon Energy Corp.(a)	187,996	4,882,256
Diamondback Energy, Inc.	80,877	7,510,238
EOG Resources, Inc.	288,794	24,189,385
EQT Corp.(a)	121,496	1,324,306
Equitrans Midstream Corp.(a)	93,682	1,251,592
Exxon Mobil Corp.(a)	2,111,370	147,331,399
Hess Corp.(a)	135,873	9,077,675
HollyFrontier Corp.	74,223	3,763,848
Kinder Morgan, Inc.(a)	972,620	20,590,365
Kosmos Energy Ltd.(a)	162,235	924,740
Marathon Oil Corp.	396,735	5,387,661
Marathon Petroleum Corp.	320,744	19,324,826
Murphy Oil Corp.(a)	79,843	2,139,792
Noble Energy, Inc.(a)	241,183	5,990,986
Occidental Petroleum Corp.(a)	447,975	18,461,050
ONEOK, Inc.(a)	206,909	15,656,804
Parsley Energy, Inc., Class A	126,731	2,396,483
PBF Energy, Inc., Class A	61,053	1,915,233
Phillips 66	222,802	24,822,371
Pioneer Natural Resources Co.(a)	81,519	12,339,531
Range Resources Corp.(a)	89,120	432,232
Targa Resources Corp.(a)	111,132	4,537,520
Valero Energy Corp.	204,359	19,138,220
Williams Cos., Inc.(a)	599,359	14,216,795
WPX Energy, Inc.(a)(b)	212,659	2,921,935

		550,964,242

Paper & Forest Products — 0.0%
Domtar Corp.(a)	26,519	1,014,087

Personal Products — 0.2%
Coty, Inc., Class A(a)	132,586	1,491,592
Estee Lauder Cos., Inc., Class A(a)	108,646	22,439,745
Herbalife Nutrition Ltd.(a)(b)	46,378	2,210,839
Nu Skin Enterprises, Inc., Class A(a)	28,665	1,174,692

		27,316,868

Pharmaceuticals — 4.2%
Allergan PLC	162,920	31,145,416
Bristol-Myers Squibb Co.	1,166,474	74,875,966
Catalent, Inc.(b)	73,217	4,122,117
Elanco Animal Health, Inc.(a)(b)	185,508	5,463,211
Eli Lilly & Co.(a)	424,214	55,754,446
Horizon Therapeutics PLC(b)	93,321	3,378,220
Jazz Pharmaceuticals PLC(b)	28,584	4,267,020
Johnson & Johnson	1,324,972	193,273,666
Merck & Co., Inc.(a)	1,270,427	115,545,336
Mylan NV(b)	255,099	5,127,490
Nektar Therapeutics(a)(b)	90,298	1,949,082
Perrigo Co. PLC(a)	65,638	3,390,859
Pfizer, Inc.(a)	2,774,873	108,719,524
Zoetis, Inc.	237,871	31,482,227

		638,494,580

Professional Services — 0.4%
CoStar Group, Inc.(b)	17,901	10,710,168
Equifax, Inc.(a)	60,816	8,521,538
IHS Markit Ltd.(b)	198,245	14,937,761
ManpowerGroup, Inc.	28,955	2,811,531
Nielsen Holdings PLC	176,041	3,573,632
Paylocity Holding Corp.(a)(b)	17,148	2,071,821

Security	Shares	Value

Professional Services (continued)
Robert Half International, Inc.	58,080	$3,667,752
TransUnion	92,188	7,892,215
Verisk Analytics, Inc.	79,279	11,839,526

		66,025,944

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(b)	168,109	10,303,401
Howard Hughes Corp.(a)(b)	21,016	2,664,829
Jones Lang LaSalle, Inc.	25,626	4,461,230

		17,429,460

Road & Rail — 1.1%
AMERCO(a)	4,300	1,616,026
CSX Corp.	371,819	26,904,823
JB Hunt Transport Services, Inc.(a)	41,907	4,893,899
Kansas City Southern(a)	49,360	7,559,978
Knight-Swift Transportation Holdings, Inc.(a)	58,602	2,100,296
Landstar System, Inc.(a)	21,119	2,404,820
Lyft, Inc., Class A(b)	94,716	4,074,682
Norfolk Southern Corp.(a)	129,997	25,236,318
Old Dominion Freight Line, Inc.(a)	32,874	6,238,828
Ryder System, Inc.	26,032	1,413,798
Schneider National, Inc., Class B	30,004	654,687
Uber Technologies, Inc.(a)(b)	472,401	14,049,206
Union Pacific Corp.	346,337	62,614,266

		159,761,627

Semiconductors & Semiconductor Equipment — 3.9%
Advanced Micro Devices, Inc.(a)(b)	513,978	23,571,031
Analog Devices, Inc.	183,268	21,779,569
Applied Materials, Inc.	459,270	28,033,841
Broadcom, Inc.(a)	192,820	60,934,976
Cree, Inc.(a)(b)	52,200	2,409,030
Cypress Semiconductor Corp.(a)	179,165	4,179,920
Entegris, Inc.(a)	65,510	3,281,396
First Solar, Inc.(a)(b)	42,386	2,371,921
Intel Corp.	2,171,352	129,955,417
KLA Corp.(a)	79,879	14,232,041
Lam Research Corp.	71,725	20,972,390
Marvell Technology Group Ltd.(a)	331,032	8,792,210
Maxim Integrated Products, Inc.	137,488	8,456,887
Microchip Technology, Inc.(a)	115,644	12,110,240
Micron Technology, Inc.(b)	549,371	29,545,172
MKS Instruments, Inc.(a)	26,952	2,964,990
Monolithic Power Systems, Inc.(a)	20,606	3,668,280
NVIDIA Corp.	291,209	68,521,478
ON Semiconductor Corp.(a)(b)	205,685	5,014,600
Qorvo, Inc.(b)	57,628	6,698,102
QUALCOMM, Inc.(a)	569,625	50,258,014
Skyworks Solutions, Inc.	85,879	10,381,054
Teradyne, Inc.	81,328	5,545,756
Texas Instruments, Inc.(a)	468,137	60,057,296
Xilinx, Inc.	126,169	12,335,543

		596,071,154

Software — 7.2%
Adobe, Inc.(b)	242,867	80,099,965
Alteryx, Inc., Class A(a)(b)	24,012	2,402,881
Anaplan, Inc.(b)	42,974	2,251,838
ANSYS, Inc.(a)(b)	42,152	10,850,346
Aspen Technology, Inc.(b)	34,907	4,221,304
Atlassian Corp. PLC, Class A(a)(b)	58,436	7,032,188
Autodesk, Inc.(b)	109,381	20,067,038
Avalara, Inc.(b)	23,359	1,711,047
Cadence Design Systems, Inc.(b)	139,463	9,673,154
CDK Global, Inc.(a)	61,638	3,370,366

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Cerence Inc.(a)(b)	17,330	$392,178
Ceridian HCM Holding, Inc.(a)(b)	45,141	3,064,171
Citrix Systems, Inc.	62,847	6,969,732
Coupa Software, Inc.(a)(b)	31,593	4,620,476
DocuSign, Inc.(a)(b)	77,913	5,774,132
Dropbox, Inc., Class A(b)	110,077	1,971,479
Dynatrace, Inc.(b)	31,715	802,390
Elastic NV(b)	21,103	1,356,923
Fair Isaac Corp.(b)	13,966	5,232,781
FireEye, Inc.(b)	103,414	1,709,433
Fortinet, Inc.(b)	72,386	7,727,929
Guidewire Software, Inc.(a)(b)	40,218	4,414,730
HubSpot, Inc.(a)(b)	19,263	3,053,185
Intuit, Inc.(a)	123,642	32,385,549
LogMeIn, Inc.(a)	22,470	1,926,578
Manhattan Associates, Inc.(a)(b)	31,244	2,491,709
Medallia, Inc.(a)(b)	8,487	264,031
Microsoft Corp.	3,772,597	594,938,547
New Relic, Inc.(b)	25,596	1,681,913
NortonLifeLock, Inc.	293,725	7,495,862
Nuance Communications, Inc.(a)(b)	138,645	2,472,040
Nutanix, Inc., Class A(a)(b)	84,140	2,630,216
Oracle Corp.	1,024,169	54,260,474
PagerDuty, Inc.(b)	20,928	489,506
Palo Alto Networks, Inc.(b)	47,462	10,975,587
Paycom Software, Inc.(a)(b)	24,833	6,574,785
Pegasystems, Inc.(a)	18,050	1,437,683
Pluralsight, Inc., Class A(a)(b)	32,028	551,202
Proofpoint, Inc.(b)	26,842	3,080,925
PTC, Inc.(b)	51,544	3,860,130
RealPage, Inc.(a)(b)	40,928	2,199,880
RingCentral, Inc., Class A(a)(b)	37,054	6,249,898
salesforce.com, Inc.(b)	414,061	67,342,881
ServiceNow, Inc.(b)	92,529	26,122,787
Smartsheet, Inc., Class A(a)(b)	46,552	2,091,116
SolarWinds Corp.(a)(b)	28,404	526,894
Splunk, Inc.(a)(b)	76,977	11,528,845
SS&C Technologies Holdings, Inc.(a)	110,047	6,756,886
Synopsys, Inc.(b)	73,318	10,205,866
Trade Desk, Inc., Class A(a)(b)	19,768	5,135,331
Tyler Technologies, Inc.(b)	18,679	5,604,074
VMware, Inc., Class A(a)(b)	37,373	5,672,848
Workday, Inc., Class A(b)	80,960	13,313,872
Zendesk, Inc.(b)	54,286	4,159,936
Zscaler, Inc.(a)(b)	34,268	1,593,462
Zynga, Inc., Class A(b)	433,541	2,653,271

		1,087,444,250

Specialty Retail — 2.1%
Advance Auto Parts, Inc.(a)	32,056	5,134,089
AutoNation, Inc.(b)	27,108	1,318,262
AutoZone, Inc.(b)	11,779	14,032,441
Best Buy Co., Inc.(a)	112,156	9,847,297
Burlington Stores, Inc.(a)(b)	31,999	7,296,732
CarMax, Inc.(b)	80,378	7,046,739
Carvana Co.(b)	21,417	1,971,435
Dick’s Sporting Goods, Inc.(a)	32,815	1,624,014
Five Below, Inc.(b)	27,078	3,462,193
Floor & Decor Holdings, Inc., Class A(a)(b)	31,642	1,607,730
Foot Locker, Inc.(a)	55,973	2,182,387
Gap, Inc.(a)	116,136	2,053,285
Home Depot, Inc.(a)	549,721	120,048,072
L Brands, Inc.(a)	108,526	1,966,491
Lowe’s Cos., Inc.(a)	385,240	46,136,343
O’Reilly Automotive, Inc.(b)	36,876	16,161,276

Security	Shares	Value

Specialty Retail (continued)
Penske Automotive Group, Inc.(a)	15,197	$763,193
Ross Stores, Inc.	176,455	20,542,891
Tiffany & Co.(a)	59,285	7,923,440
TJX Cos., Inc.	607,969	37,122,587
Tractor Supply Co.	59,878	5,595,000
Ulta Salon Cosmetics & Fragrance, Inc.(b)	27,601	6,986,917
Urban Outfitters, Inc.(a)(b)	31,154	865,147
Williams-Sonoma, Inc.(a)	40,386	2,965,948

		324,653,909

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	2,217,286	651,106,034
Dell Technologies, Inc., Class C(a)(b)	76,696	3,941,407
Hewlett Packard Enterprise Co.(a)	646,891	10,259,691
HP, Inc.	738,818	15,182,710
NCR Corp.(b)	63,562	2,234,840
NetApp, Inc.(a)	120,882	7,524,904
Pure Storage, Inc., Class A(b)	117,353	2,007,910
Western Digital Corp.	149,534	9,490,923
Xerox Holdings Corp.(b)	87,896	3,240,726

		704,989,145

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(b)	67,961	2,592,712
Carter’s, Inc.(a)	22,980	2,512,633
Columbia Sportswear Co.(a)	15,339	1,536,814
Hanesbrands, Inc.(a)	182,139	2,704,764
Lululemon Athletica, Inc.(a)(b)	58,559	13,566,364
NIKE, Inc., Class B	615,834	62,390,143
PVH Corp.(a)	37,356	3,927,983
Ralph Lauren Corp.(a)	23,530	2,758,187
Skechers U.S.A., Inc., Class A(b)	65,399	2,824,583
Tapestry, Inc.	132,547	3,574,793
Under Armour, Inc., Class A(a)(b)	88,739	1,916,762
Under Armour, Inc., Class C(a)(b)	98,963	1,898,110
VF Corp.(a)	151,970	15,145,330

		117,349,178

Thrifts & Mortgage Finance — 0.0%
LendingTree, Inc.(a)(b)	3,481	1,056,274
MGIC Investment Corp.(a)	181,135	2,566,683
New York Community Bancorp, Inc.(a)	221,693	2,664,750
TFS Financial Corp.(a)	20,191	397,359

		6,685,066

Tobacco — 0.7%
Altria Group, Inc.	935,367	46,684,167
Philip Morris International, Inc.	775,627	65,998,101

		112,682,268

Trading Companies & Distributors — 0.3%
Air Lease Corp.(a)	53,522	2,543,365
Fastenal Co.(a)	286,408	10,582,776
HD Supply Holdings, Inc.(b)	84,427	3,395,654
MSC Industrial Direct Co., Inc., Class A(a)	22,353	1,754,040
United Rentals, Inc.(b)	36,859	6,146,975
Univar Solutions, Inc.(a)(b)	83,298	2,019,144
W.W. Grainger, Inc.	21,131	7,153,266
Watsco, Inc.(a)	15,602	2,810,700
WESCO International, Inc.(a)(b)	19,814	1,176,754

		37,582,674

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.(a)	33,742	1,445,507

Water Utilities — 0.1%
American Water Works Co., Inc.	89,836	11,036,352
Aqua America, Inc.(a)	106,136	4,982,024

		16,018,376

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services — 0.1%
Sprint Corp.(b)	276,127	$1,438,622
T-Mobile U.S., Inc.(b)	156,822	12,297,981
Telephone & Data Systems, Inc.	52,824	1,343,314
United States Cellular Corp.(b)	6,801	246,400

		15,326,317

Total Common Stocks — 97.8% (Cost — $11,057,929,319)		14,803,221,131

Investment Companies — 0.3%
iShares Russell 1000 ETF(a)(e)	256,813	45,820,575

Total Investment Companies — 0.3% (Cost — $36,126,845)		45,820,575

Total Long-Term Investments — 98.1% (Cost — $11,094,056,164)		14,849,041,706

Security	Shares	Value

Short-Term Securities — 10.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.84%(c)(d)(e)	1,419,147,567	$1,419,715,226
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.52%(c)(e)	216,786,742	216,786,742

Total Short-Term Securities — 10.8% (Cost — $1,636,221,819)		1,636,501,968

Total Investments — 108.9% (Cost — $12,730,277,983)		16,485,543,674

Liabilities in Excess of Other Assets — (8.9)%		(1,343,809,803)

Net Assets — 100.0%		$15,141,733,871

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(e)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	52,998	7,164	(1,334)	58,828	$29,572,836	$729,838		$(54,049)	$6,284,173
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	799,897,976	619,249,591	—	1,419,147,567	1,419,715,226	4,291,782	(c)	21,604	246,864
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	150,337,223	66,449,519	—	216,786,742	216,786,742	2,745,729		—	—
iShares Russell 1000 ETF	206,819	3,354,896	(3,304,902)	256,813	45,820,575	1,693,906		8,067,920	9,712,045

					$1,711,895,379	$9,461,255		$8,035,475	$16,243,082

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	676	03/20/20	$109,211	$322,828
S&P MidCap 400 E-Mini Index	44	03/20/20	9,085	19,138

				$341,966

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Large Cap Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$341,966	$—	$	$—	$341,966

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation.

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$35,649,991	$—	$	$—	$35,649,991

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$101,265	$—	$	$—	$101,265

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$98,098,801

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Common Stocks	$14,803,221,131	$—	$—	$14,803,221,131
Investment Companies	45,820,575	—	—	45,820,575
Short-Term Securities	1,636,501,968	—	—	1,636,501,968

	$16,485,543,674	$—	$—	$16,485,543,674

Derivative Financial Instruments(b)
Assets:
Equity contracts	$341,966	$—	$—	$341,966

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Statement of Assets and Liabilities

December 31, 2019

Large Cap Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,393,562,024, cost — $11,035,160,735)	$14,773,648,295
Investments at value — affiliated (cost — $1,695,117,248)	1,711,895,379
Cash	37,431
Cash pledged for futures contracts	8,326,100
Receivables:
Investments sold	69,584,302
Securities lending income — affiliated	449,515
Contributions from investors	10,996,683
Dividends — affiliated	201,553
Dividends — unaffiliated	15,365,864
Variation margin on futures contracts	501,150
Prepaid expenses	55,835

Total assets	16,591,062,107

LIABILITIES
Cash collateral on securities loaned at value	1,419,501,248
Payables:
Investments purchased	20,783,192
Investment advisory fees	708,257
Other accrued expenses	57,505
Trustees’ fees	40,262
Withdrawals to investors	8,237,772

Total liabilities	1,449,328,236

NET ASSETS	$15,141,733,871

NET ASSETS CONSIST OF
Investors’ capital	$11,386,126,214
Net unrealized appreciation (depreciation)	3,755,607,657

NET ASSETS	$15,141,733,871

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

Large Cap Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$5,169,473
Dividends — unaffiliated	237,125,691
Securities lending income — affiliated — net	4,291,782
Foreign taxes withheld	(18,846)

Total investment income	246,568,100

EXPENSES
Investment advisory	3,796,271
Trustees	174,825
Professional	95,716
Accounting services	40,984
Printing	1,338
Miscellaneous	133,584

Total expenses	4,242,718
Less fees waived and/or reimbursed by the Manager	(114,692)

Total expenses after fees waived and/or reimbursed	4,128,026

Net investment income	242,440,074

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	35,649,991
Investments — affiliated	8,035,475
Investments — unaffiliated	(17,250,010)

26,435,456

Net change in unrealized appreciation (depreciation) on:
Futures contracts	101,265
Investments — affiliated	16,243,082
Investments — unaffiliated	3,115,769,725

3,132,114,072

Net realized and unrealized gain	3,158,549,528

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,400,989,602

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

	Large Cap Index Master Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$242,440,074	$162,226,602
Net realized gain (loss)	26,435,456	(46,751,799)
Net change in unrealized appreciation (depreciation)	3,132,114,072	(745,515,325)

Net increase (decrease) in net assets resulting from operations	3,400,989,602	(630,040,522)

CAPITAL TRANSACTIONS
Proceeds from contributions	2,809,050,262	7,660,435,677
Value of withdrawals	(1,348,261,152)	(3,447,460,074)

Net increase in net assets derived from capital transactions	1,460,789,110	4,212,975,603

NET ASSETS
Total increase in net assets	4,861,778,712	3,582,935,081
Beginning of year	10,279,955,159	6,697,020,078

End of year	$15,141,733,871	$10,279,955,159

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	Large Cap Index Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	31.33%	(4.81)%	21.65%	11.97%	0.92%

Ratios to Average Net Assets
Total expenses	0.03%	0.04%	0.04%	0.04%	0.05%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.03%	0.03%	0.04%	0.04%	0.04%

Net investment income	1.92%	1.97%	1.92%	2.11%	1.93%

Supplemental Data
Net assets, end of year (000)	$15,141,734	$10,279,955	$6,697,020	$3,967,557	$2,542,629

Portfolio turnover rate	10%	12%	12%	13%	6%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Large Cap Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Bank Plc	$40,633,469	$(40,633,469)	$—
Barclays Capital, Inc.	14,666,761	(14,666,761)	—
BMO Capital Markets	180,070	(180,070)	—
BNP Paribas Prime Brokerage International Limited	419,027,911	(419,027,911)	—
BNP Paribas Securities Corp.	3,595,077	(3,595,077)	—
BofA Securities, Inc.	204,708,811	(204,708,811)	—
Citadel Clearing LLC	3,635,124	(3,635,124)	—
Credit Suisse Securities (USA) LLC	14,116,839	(14,116,839)	—
Deutsche Bank Securities, Inc.	8,706,707	(8,706,707)	—
Goldman Sachs & Co.	124,615,264	(124,615,264)	—
HSBC Bank Plc	46,631,441	(46,631,441)	—
Jefferies LLC	683,562	(683,562)	—
JP Morgan Securities LLC	146,428,140	(146,428,140)	—

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Morgan Stanley & Co. LLC	$108,028,420	$(108,028,420)	$—
Nomura Securities International, Inc.	10,178,572	(10,178,572)	—
RBC Capital Markets LLC	2,567,182	(2,567,182)	—
Scotia Capital (USA), Inc	8,943,420	(8,943,420)	—
SG Americas Securities LLC	26,171,758	(26,171,758)	—
State Street Bank and Trust Co.	25,323	(25,323)	—
TD Prime Services LLC	3,203,684	(3,203,684)	—
UBS AG	39,726,729	(39,726,729)	—
UBS Securities LLC	61,144,510	(61,144,510)	—
Virtu Americas, LLC	9,028,774	(9,028,774)	—
Wells Fargo Bank, National Association	41,525,643	(41,525,643)	—
Wells Fargo Securities LLC	55,388,833	(55,388,833)	—

	$1,393,562,024	$(1,393,562,024)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BlackRock Advisors, LLC (“BAL”) is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $91,431.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager. For the year ended December 31, 2019, the Manager waived $23,261 in investment advisory fees pursuant to this arrangement.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $1,219,910 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are trustees and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$371,150,750	$95,952,350	$(13,842,660)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities were $2,716,548,589 and $1,219,977,654, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$12,782,785,918

Gross unrealized appreciation	$4,065,966,013
Gross unrealized depreciation	(363,208,257)

Net unrealized appreciation	$3,702,757,756

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	Large Cap Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and Investors of Large Cap Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds III and MIP, on behalf of iShares Russell 1000 Large-Cap Index Fund and Large Cap Index Master Portfolio, respectively, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc.,55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust/MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust/MIP.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s/Master Portfolio’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	45

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCI-12/19-AR

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds III

•	iShares S&P 500 Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	iShares S&P 500 Index Fund

Investment Objective

iShares S&P 500 Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index (“S&P 500® Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 31.35%, Service Shares returned 31.20%, Investor A Shares returned 31.02%, Investor C1 Shares returned 30.13%, Class G Shares returned 31.45%, Class K Shares returned 31.44%, and Investor P Shares returned 31.02%. The benchmark S&P 500® Index returned 31.49% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

All eleven of the Global Industry Classification Standard (“GICS”) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth, and the Fed’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed and was responsible for 29% of the S&P 500® Index’s overall rally. Real estate was the second best-performing sector as a decline in interest rates throughout the quarter drove demand for bond proxies. Health care shares underperformed as political risks weighed on sentiment, but still posted a respectable gain.

In its January 2019 announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds.

The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. At the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.

Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The S&P 500® Index fell 6.4% in May on these renewed trade concerns. However, these announcements did not materialize, and sentiment eased by June month end.

Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter to 2% — the lowest level since 2016. The yield curve remained a source of uncertainty as the three-month/10-year Treasury spread remained in negative territory while the five-year/30-year Treasury spread expanded throughout the quarter.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. The S&P 500® Index suffered its worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

For the year 2019, all the GICS sectors returned positive results in the S&P 500® Index. Top contributors were information technology (50.3%), communication services (32.6%), and financials (32.1%). Bottom contributors for the year were energy (11.8%), health care (20.8%), and materials (24.8%).

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to pursue its objective of seeking to replicate the total return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	iShares S&P 500 Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. Under normal circumstances, the Master Portfolio invests at least 90% of the value of the Fund’s assets, plus the amount of any borrowing for investment purposes, in securities comprised of the S&P 500® Index.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.87%	31.35%	N/A	11.58%	N/A	13.40%	N/A
Service	10.80	31.20	N/A	11.45	N/A	13.26	N/A
Investor A	10.72	31.02	N/A	11.31	N/A	13.11	N/A
Investor C1	10.36	30.13	N/A	10.51	N/A	12.30	N/A
Class G	10.92	31.45	N/A	11.67	N/A	13.48	N/A
Class K	10.91	31.44	N/A	11.66	N/A	13.47	N/A
Investor P	10.73	31.02	24.14%	11.31	10.11%	13.12	12.51%
S&P 500® Index	10.92	31.49	N/A	11.70	N/A	13.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,108.70	$0.53	$1,000.00	$1,024.70	$0.51	0.10%
Service	1,000.00	1,108.00	1.17	1,000.00	1,024.10	1.12	0.22
Investor A	1,000.00	1,107.20	1.86	1,000.00	1,023.44	1.79	0.35
Investor C1	1,000.00	1,103.60	5.30	1,000.00	1,025.16	5.09	1.00
Class G	1,000.00	1,109.20	0.05	1,000.00	1,020.16	0.05	0.01
Class K	1,000.00	1,109.10	0.16	1,000.00	1,025.05	0.15	0.03
Investor P	1,000.00	1,107.30	1.86	1,000.00	1,023.44	1.79	0.35

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund. Institutional Shares performance shown prior to the Institutional Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to certain eligible investors. Service Shares performance shown prior to the Service Shares inception date of April 19, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Service Shares fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Investor C1 Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. These shares automatically convert to Investor A Shares after approximately ten years. On November 12-13, 2019, the Board of Trustees of the Trust approved the conversion of all issued and outstanding Investor C1 Shares into Investor A Shares, which will be effective on or about the close of business on February 24, 2020. Investor C1 Shares performance shown prior to the Investor C1 Shares inception date of April 19, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor C1 Shares fees.

Class G Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to investors on eligible platforms. Class G Shares performance shown prior to the Class G Shares inception date of July 1, 2019 is that of Class K Shares (which have no distribution or service fees).

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of administration, service and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

iShares S&P 500 Index Fund

ASSETS
Investments at value — Master Portfolio	$22,504,337,767
Receivables:
Capital shares sold	80,340,197
Withdrawals from the Master Portfolio	16,580,489

Total assets	22,601,258,453

LIABILITIES
Payables:
Administration fees	1,498,559
Capital shares redeemed	96,920,686
Professional fees	12,200
Service and distribution fees	873,571

Total liabilities	99,305,016

NET ASSETS	$22,501,953,437

NET ASSETS CONSIST OF
Paid-in capital	$13,811,060,308
Accumulated earnings	8,690,893,129

NET ASSETS	$22,501,953,437

NET ASSET VALUE
Institutional — Based on net assets of $3,950,956,340 and 10,325,832 shares outstanding, unlimited number authorized, no par value	$382.63

Service — Based on net assets of $334,402,081 and 874,022 shares outstanding, unlimited number authorized, no par value	$382.60

Investor A — Based on net assets of $2,667,724,492 and 6,974,080 shares outstanding, unlimited number authorized, no par value	$382.52

Investor C1 — Based on net assets of $2,615,015 and 6,810 shares outstanding, unlimited number authorized, no par value	$383.97

Class G — Based on net assets of $5,796,330,770 and 15,145,597 shares outstanding, unlimited number authorized, no par value	$382.71

Class K — Based on net assets of $8,471,585,299 and 22,135,444 shares outstanding, unlimited number authorized, no par value	$382.72

Investor P — Based on net assets of $1,278,339,440 and 3,344,515 shares outstanding, unlimited number authorized, no par value	$382.22

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2019

iShares S&P 500 Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$6,828,890
Dividends — unaffiliated	379,002,077
Securities lending income — affiliated — net	656,943
Foreign taxes withheld	(1,465,581)
Expenses	(5,069,233)
Fees waived	545,290

Total investment income	380,498,386

FUND EXPENSES
Service and distribution — class specific	9,784,335
Administration — class specific	7,168,096
Professional	12,189
Miscellaneous	450

Total expenses	16,965,070
Less fees waived and/or reimbursed by the Manager	(12,189)

Total expenses after fees waived and/or reimbursed	16,952,881

Net investment income	363,545,505

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Futures contracts	65,399,174
Investments	(25,685,927)

39,713,247

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,879,492
Investments	4,820,983,169

4,822,862,661

Net realized and unrealized gain	4,862,575,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,226,121,413

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares S&P 500 Index Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$363,545,505	$281,155,486
Net realized gain	39,713,247	46,754,993
Net change in unrealized appreciation (depreciation)	4,822,862,661	(1,241,188,390)

Net increase (decrease) in net assets resulting from operations	5,226,121,413	(913,277,911)

DISTRIBUTIONS(a)
Institutional	(80,052,439)	(80,048,879)
Service	(6,647,327)	(7,456,614)
Investor A	(46,633,679)	(46,008,669)
Investor C1	(29,188)	(285,719)
Class G	(60,325,171)	—
Class K	(199,316,804)	(212,831,963)
Investor P	(22,025,637)	(9,203,819)

Decrease in net assets resulting from distributions to shareholders	(415,030,245)	(355,835,663)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,109,955,590	5,000,372,689

NET ASSETS
Total increase in net assets	5,921,046,758	3,731,259,115
Beginning of year	16,580,906,679	12,849,647,564

End of year	$22,501,953,437	$16,580,906,679

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund

	Institutional

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$297.40		$318.31		$267.04		$244.52		$247.36

Net investment income(a)	6.46		6.03		5.42		5.13		4.79
Net realized and unrealized gain (loss)	86.13		(19.72)		52.02		23.55		(1.71)

Net increase (decrease) from investment operations	92.59		(13.69)		57.44		28.68		3.08

Distributions(b)
From net investment income	(7.36)		(5.82)		(5.32)		(5.08)		(4.77)
From net realized gain	—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(7.36)		(7.22)		(6.17)		(6.16)		(5.92)

Net asset value, end of year	$382.63		$297.40		$318.31		$267.04		$244.52

Total Return(c)
Based on net asset value	31.35%		(4.45)%		21.68%		11.84%		1.28%

Ratios to Average Net Assets(d)
Total expenses	0.10	%(e)	0.11	%(e)	0.11	%(e)	0.11	%(e)	0.11	%(f)

Total expenses after fees waived and/or reimbursed	0.10	%(e)	0.11	%(e)	0.11	%(e)	0.11	%(e)	0.11	%(f)

Net investment income	1.87	%(e)	1.84	%(e)	1.86	%(e)	2.04	%(e)	1.93	%(f)

Supplemental Data
Net assets, end of year (000)	$3,950,956		$3,660,724		$3,596,342		$4,290,475		$3,247,607

Portfolio turnover rate of the Master Portfolio	3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Service

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$297.38		$318.29		$267.02		$244.52		$247.35

Net investment income(a)	6.06		5.64		5.08		4.80		4.48
Net realized and unrealized gain (loss)	86.10		(19.73)		52.00		23.56		(1.69)

Net increase (decrease) from investment operations	92.16		(14.09)		57.08		28.36		2.79

Distributions(b)
From net investment income	(6.94)		(5.42)		(4.96)		(4.78)		(4.47)
From net realized gain	—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(6.94)		(6.82)		(5.81)		(5.86)		(5.62)

Net asset value, end of year	$382.60		$297.38		$318.29		$267.02		$244.52

Total Return(c)
Based on net asset value	31.20%		(4.57)%		21.54%		11.71%		1.16%

Ratios to Average Net Assets(d)
Total expenses	0.22	%(e)	0.23	%(e)	0.23	%(e)	0.23	%(e)	0.23	%(f)

Total expenses after fees waived and/or reimbursed	0.22	%(e)	0.23	%(e)	0.23	%(e)	0.23	%(e)	0.23	%(f)

Net investment income	1.75	%(e)	1.72	%(e)	1.74	%(e)	1.91	%(e)	1.81	%(f)

Supplemental Data
Net assets, end of year (000)	$334,402		$318,651		$319,504		$332,292		$304,088

Portfolio turnover rate of the Master Portfolio	3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor A

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$297.33		$318.23		$266.99		$244.52		$247.35

Net investment income(a)	5.61		5.22		4.71		4.49		4.16
Net realized and unrealized gain (loss)	86.07		(19.72)		51.97		23.53		(1.69)

Net increase (decrease) from investment operations	91.68		(14.50)		56.68		28.02		2.47

Distributions(b)
From net investment income	(6.49)		(5.00)		(4.59)		(4.47)		(4.15)
From net realized gain	—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(6.49)		(6.40)		(5.44)		(5.55)		(5.30)

Net asset value, end of year	$382.52		$297.33		$318.23		$266.99		$244.52

Total Return(c)
Based on net asset value	31.02%		(4.68)%		21.38%		11.56%		1.03%

Ratios to Average Net Assets(d)
Total expenses	0.35	%(e)	0.36	%(e)	0.36	%(e)	0.36	%(e)	0.36	%(f)

Total expenses after fees waived and/or reimbursed	0.35	%(e)	0.36	%(e)	0.36	%(e)	0.36	%(e)	0.36	%(f)

Net investment income	1.62	%(e)	1.60	%(e)	1.61	%(e)	1.79	%(e)	1.68	%(f)

Supplemental Data
Net assets, end of year (000)	$2,667,724		$2,160,098		$2,271,969		$1,774,331		$1,281,538

Portfolio turnover rate of the Master Portfolio	3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor C1

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$298.47		$318.74		$267.07		$244.59		$247.36

Net investment income(a)	3.25		2.70		2.58		2.68		2.36
Net realized and unrealized gain (loss)	86.35		(19.69)		52.01		23.49		(1.65)

Net increase (decrease) from investment operations	89.60		(16.99)		54.59		26.17		0.71

Distributions(b)
From net investment income	(4.10)		(1.88)		(2.07)		(2.61)		(2.33)
From net realized gain	—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(4.10)		(3.28)		(2.92)		(3.69)		(3.48)

Net asset value, end of year	$383.97		$298.47		$318.74		$267.07		$244.59

Total Return(c)
Based on net asset value	30.13%		(5.40)%		20.51%		10.76%		0.30%

Ratios to Average Net Assets(d)
Total expenses	1.04	%(e)	1.08	%(e)	1.08	%(e)	1.08	%(e)	1.08	%(f)

Total expenses after fees waived and/or reimbursed	1.04	%(e)	1.08	%(e)	1.08	%(e)	1.08	%(e)	1.08	%(f)

Net investment income	0.94	%(e)	0.82	%(e)	0.89	%(e)	1.07	%(e)	0.95	%(f)

Supplemental Data
Net assets, end of year (000)	$2,615		$2,238		$43,611		$74,259		$74,558

Portfolio turnover rate of the Master Portfolio	3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class G
	Period from 07/01/19 (a) to 12/31/19

Net asset value, beginning of period	$351.81

Net investment income(b)	3.41
Net realized and unrealized gain	31.80

Net increase from investment operations	35.21

Distributions from net investment income(c)	(4.31)

Net asset value, end of period	$382.71

Total Return(d)
Based on net asset value	10.07	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.01	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01	%(g)(h)

Net investment income	1.89	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$5,796,331

Portfolio turnover rate of the Master Portfolio	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class K

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$297.46		$318.37		$267.08		$244.56		$247.39

Net investment income(a)	6.74		6.29		5.69		5.32		4.97
Net realized and unrealized gain (loss)	86.12		(19.76)		51.97		23.53		(1.72)

Net increase (decrease) from investment operations	92.86		(13.47)		57.66		28.85		3.25

Distributions(b)
From net investment income	(7.60)		(6.04)		(5.52)		(5.25)		(4.93)
From net realized gain	—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(7.60)		(7.44)		(6.37)		(6.33)		(6.08)

Net asset value, end of year	$382.72		$297.46		$318.37		$267.08		$244.56

Total Return(c)
Based on net asset value	31.44%		(4.38)%		21.77%		11.92%		1.35%

Ratios to Average Net Assets(d)
Total expenses	0.03	%(e)	0.04	%(e)	0.04	%(e)	0.04	%(e)	0.04	%(f)

Total expenses after fees waived and/or reimbursed	0.03	%(e)	0.04	%(e)	0.04	%(e)	0.04	%(e)	0.04	%(f)

Net investment income	1.96	%(e)	1.92	%(e)	1.93	%(e)	2.11	%(e)	2.00	%(f)

Supplemental Data
Net assets, end of year (000)	$8,471,585		$9,375,051		$6,618,222		$2,347,455		$1,145,165

Portfolio turnover rate of the Master Portfolio	3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor P
	Year Ended December 31, 2019		Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$297.10		$339.48

Net investment income(b)	5.61		2.20
Net realized and unrealized gain (loss)	86.00		(40.58)

Net increase (decrease) from investment operations	91.61		(38.38)

Distributions(c)
From net investment income	(6.49)		(2.89)
From net realized gain	—		(1.11)

Total distributions	(6.49)		(4.00)

Net asset value, end of period	$382.22		$297.10

Total Return(d)
Based on net asset value	31.02%		(11.38	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.35	%(g)	0.35	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.35	%(g)	0.35	%(g)(h)

Net investment income	1.62	%(g)	1.68	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,278,339		$1,064,145

Portfolio turnover rate of the Master Portfolio	3%		12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”). MIP is an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2019, the percentage of the Master Portfolio owned by the Fund was 97.0%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor C1 and Investor P Shares bear expenses related to shareholder servicing of such shares, and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class G Shares are available only to investors on eligible platforms. Investor A Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C1 shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	No	No	None
Investor C1 Shares	No	No	To Investor A Shares after approximately 10 years	(a)
Class G Shares(b)	No	No	None
Investor P Shares	Yes	No	None

(a)	Effective on or about the close of business on February 24, 2020, all issued and outstanding Investor C1 shares will be converted into Investor A shares.
(b)	Class G Shares commenced operations on July 1, 2019.

The Fund together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board and shareholders of the Fund and the Board of State Farm Mutual Fund Trust and shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund common shares, as determined at the close of business on November 16, 2018.

On November 16, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratio:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Premier	945,941	0.05913686	Investor A	55,940
Premier	33,672,747	0.05915653	Investor P	1,991,963
Legacy B	59,477	0.05996906	Investor A	3,567
Legacy B	388,175	0.05998901	Investor P	23,286
Class A	1,599,816	0.05876672	Investor A	94,016
Class A	24,662,964	0.05878626	Investor P	1,449,843
Class B	22,457	0.05931427	Investor A	1,332
Class B	322,358	0.05933400	Investor P	19,127
Institutional	13,145,571	0.05930584	Institutional	779,609
Class R1	411,361	0.05908879	Investor P	24,307
Class R2	1,475,390	0.05869339	Investor P	86,596
Class R3	272,729	0.05916651	Institutional	16,136

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$1,483,308,771
Paid-in-capital	736,125,732
Accumulated earnings	747,183,039

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $16,246,612,781. The aggregate net assets of the Fund immediately after the acquisition amounted to $17,729,921,552. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm S&P 500 Index Fund	$1,473,476,973	$726,300,157

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $304,743,581

•	Net realized and change in unrealized loss on investments: $(1,178,955,794)

•	Net decrease in net assets resulting from operations: $(874,212,213)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since November 19, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Service	Investor A	Investor C1	Class G	Class K	Investor P
Rate	0.09%	0.06%	0.09%	0.09%	0.0025%	0.02%	0.09%

Prior to July 01, 2019, the annual rates as a percentage of average daily net assets, for the Fund were as follows:

	Institutional	Service	Investor A	Investor C1	Class K	Investor P
Rate	0.07%	0.04%	0.07%	0.14%	0.00%	0.07%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C1	Class G	Class K	Investor P	Total
$3,091,691	$168,570	$2,020,898	$2,868	$47,353	$882,876	$953,840	$7,168,096

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C1	Investor P
Service Fee	0.15%	0.25%	0.15%	0.25%
Distribution Fee	—	—	0.75	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	Investor A	Investor C1	Investor P	Total
$506,108	$6,285,475	$22,553	$2,970,199	$9,784,335

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Trust’s Investor P Shares, which totaled $83,796.

Expense Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BFA and BAL, as applicable, has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2019, the amount waived was $12,189.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$415,030,245	$299,133,782
Long-term capital gains	—	56,701,881

	$415,030,245	$355,835,663

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$8,724,642
Undistributed long-term capital gains	24,679,900
Capital loss carryforwards	—
Net unrealized gains (losses)(a)	8,657,488,587

$8,690,893,129

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,223,244	$1,104,433,015	5,441,283	$1,756,690,463
Shares issued in reinvestment of distributions	220,615	78,052,535	243,283	77,875,113
Shares issued in reorganization	—	—	795,745	259,853,359
Shares redeemed	(5,427,226)	(1,853,297,343)	(5,469,279)	(1,776,447,671)

Net increase (decrease)	(1,983,367)	$(670,811,793)	1,011,032	$317,971,264

Service
Shares sold	212,558	$72,901,799	360,243	$117,582,960
Shares issued in reinvestment of distributions	18,054	6,382,743	22,984	7,364,222
Shares redeemed	(428,101)	(147,524,042)	(315,533)	(102,661,967)

Net increase (decrease)	(197,489)	$(68,239,500)	67,694	$22,285,215

	Year Ended December 31, 2019		Year Ended December 31, 2018

Investor A
Shares sold and automatic conversion of shares	2,971,948	$1,011,559,996	3,365,228	$1,102,301,834
Shares issued in reinvestment of distributions	127,334	45,112,382	139,032	44,491,277
Shares issued in reorganization	—	—	154,855	50,538,536
Shares redeemed	(3,390,182)	(1,164,300,953)	(3,533,444)	(1,141,702,406)

Net increase (decrease)	(290,900)	$(107,628,575)	125,671	$55,629,241

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Investor C1
Shares sold	15	$5,682	—	$—
Shares issued in reinvestment of distributions	59	21,074	866	283,335
Shares redeemed and automatic conversion of shares	(761)	(268,842)	(130,191)	(43,416,482)

Net decrease	(687)	$(242,086)	(129,325)	$(43,133,147)

	Period from 07/01/19 (a) to 12/31/19

Class G
Shares sold	15,586,185	$5,355,968,816
Shares issued in reinvestment of distributions	164,870	60,324,797
Shares redeemed	(605,458)	(222,735,249)

Net increase	15,145,597	$5,193,558,364

	Year Ended December 31, 2019		Year Ended December 31, 2018

Class K
Shares sold	10,010,359	$3,453,144,534	15,764,642	$5,135,616,474
Shares issued in reinvestment of distributions	382,884	134,229,627	625,798	200,507,786
Shares redeemed	(19,774,859)	(6,743,443,728)	(5,660,927)	(1,857,697,084)

Net increase (decrease)	(9,381,616)	$(3,156,069,567)	10,729,513	$3,478,427,176

			Period from 08/06/18 (a) to 12/31/18

Investor P
Shares sold	213,019	$73,377,508	23,517	$7,319,688
Shares issued in reinvestment of distributions	62,206	22,021,815	29,882	9,201,465
Shares issued in reorganization	—	—	3,595,122	1,172,916,876
Shares redeemed	(512,490)	(176,010,576)	(66,741)	(20,245,089)

Net increase (decrease)	(237,265)	(80,611,253)	3,581,780	1,169,192,940

	3,054,273	$1,109,955,590	15,386,365	$5,000,372,689

(a)	Commencement of operations.

As of December 31, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Class G	143
Investor P	589

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and Shareholders of iShares S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares S&P 500 Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

January 2019 — December 2019
Qualified Dividend Income for Individuals(a)	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	97.71%
Federal Obligation Interest(b)	0.59%
Interest-Related Dividends for Non-U.S. Residents(c)	1.13%

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information as of December 31, 2019	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	5%
Microsoft Corp.	4
Amazon.com, Inc.	3
Facebook, Inc., Class A	2
Berkshire Hathaway, Inc.	2
JPMorgan Chase & Co.	2
Alphabet, Inc., Class A	1
Alphabet, Inc., Class C	1
Johnson & Johnson	1
Visa, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Health Care	14
Financials	13
Consumer Discretionary	10
Communication Services	10
Industrials	9
Consumer Staples	7
Energy	4
Utilities	3
Real Estate	3
Materials	3
Short-Term Securities	2
Investment Companies	— (a)
Liabilities in Excess of Other Assets	(1)

(a)	Represents less than 1%.

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

MASTER PORTFOLIO INFORMATION	23

Schedule of Investments December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.6%

Aerospace & Defense — 2.4%
Arconic, Inc.	327,315	$10,071,483
Boeing Co.	457,205	148,939,101
General Dynamics Corp.	200,393	35,339,305
Huntington Ingalls Industries, Inc.	34,816	8,734,638
L3Harris Technologies, Inc.	189,043	37,405,938
Lockheed Martin Corp.	212,266	82,652,135
Northrop Grumman Corp.	134,032	46,102,987
Raytheon Co.	238,140	52,328,884
Textron, Inc.	195,208	8,706,277
TransDigm Group, Inc.	42,586	23,848,160
United Technologies Corp.	693,790	103,901,990

		558,030,898

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	115,658	9,044,455
Expeditors International of Washington, Inc.	145,632	11,362,209
FedEx Corp.	205,267	31,038,423
United Parcel Service, Inc., Class B	599,247	70,147,854

		121,592,941

Airlines — 0.4%
Alaska Air Group, Inc.	104,278	7,064,834
American Airlines Group, Inc.	333,289	9,558,729
Delta Air Lines, Inc.	492,223	28,785,201
Southwest Airlines Co.	405,266	21,876,259
United Airlines Holdings, Inc.(a)	185,099	16,305,371

		83,590,394

Auto Components — 0.1%
Aptiv PLC	218,308	20,732,711
BorgWarner, Inc.	176,581	7,660,084

		28,392,795

Automobiles — 0.3%
Ford Motor Co.	3,329,973	30,968,749
General Motors Co.	1,075,199	39,352,284
Harley-Davidson, Inc.	133,402	4,961,220

		75,282,253

Banks — 5.6%
Bank of America Corp.	6,922,909	243,824,855
Citigroup, Inc.	1,866,948	149,150,476
Citizens Financial Group, Inc.	374,540	15,210,070
Comerica, Inc.	123,273	8,844,838
Fifth Third Bancorp	611,953	18,811,435
First Republic Bank	144,111	16,925,837
Huntington Bancshares, Inc.	884,212	13,333,917
JPMorgan Chase & Co.	2,682,150	373,891,710
KeyCorp	840,464	17,010,991
M&T Bank Corp.	113,343	19,239,974
People’s United Financial, Inc.	379,790	6,418,451
PNC Financial Services Group, Inc.	374,698	59,813,042
Regions Financial Corp.	833,745	14,307,064
SVB Financial Group(a)(b)	44,213	11,099,232
Truist Financial Corp.	1,146,804	64,588,001
U.S. Bancorp	1,215,411	72,061,718
Wells Fargo & Co.	3,291,211	177,067,152
Zions Bancorp. NA	145,771	7,568,430

		1,289,167,193

Beverages — 1.8%
Brown-Forman Corp., Class B(b)	156,572	10,584,267
Coca-Cola Co.	3,297,475	182,515,241
Constellation Brands, Inc., Class A	143,235	27,178,841
Molson Coors Brewing Co., Class B	161,725	8,716,978

Security	Shares	Value

Beverages (continued)
Monster Beverage Corp.(a)	324,637	$20,630,681
PepsiCo, Inc.	1,192,444	162,971,322

		412,597,330

Biotechnology — 2.0%
AbbVie, Inc.	1,264,606	111,968,215
Alexion Pharmaceuticals, Inc.(a)	189,913	20,539,091
Amgen, Inc.	508,114	122,491,042
Biogen, Inc.(a)	154,517	45,849,830
Gilead Sciences, Inc.	1,081,883	70,300,757
Incyte Corp.(a)(b)	152,882	13,349,656
Regeneron Pharmaceuticals, Inc.(a)(b)	68,310	25,649,039
Vertex Pharmaceuticals, Inc.(a)	219,901	48,147,324

		458,294,954

Building Products — 0.3%
Allegion PLC	79,458	9,895,700
AO Smith Corp.	116,550	5,552,442
Fortune Brands Home & Security, Inc.	118,250	7,726,455
Johnson Controls International PLC	659,676	26,855,410
Masco Corp.	243,172	11,669,824

		61,699,831

Capital Markets — 2.6%
Ameriprise Financial, Inc.	108,343	18,047,777
Bank of New York Mellon Corp.	718,627	36,168,497
BlackRock, Inc.(e)	100,848	50,696,290
Cboe Global Markets, Inc.	95,502	11,460,240
Charles Schwab Corp.	979,258	46,573,510
CME Group, Inc.	306,451	61,510,845
E*Trade Financial Corp.	193,191	8,765,076
Franklin Resources, Inc.	241,326	6,269,649
Goldman Sachs Group, Inc.	272,516	62,659,604
Intercontinental Exchange, Inc.	476,188	44,071,199
Invesco Ltd.	327,515	5,888,720
MarketAxess Holdings, Inc.(b)	32,431	12,294,916
Moody’s Corp.	138,848	32,963,904
Morgan Stanley	1,052,280	53,792,554
MSCI, Inc.	72,437	18,701,785
Nasdaq, Inc.	97,151	10,404,872
Northern Trust Corp.	181,190	19,249,626
Raymond James Financial, Inc.	105,579	9,445,097
S&P Global, Inc.	208,997	57,066,631
State Street Corp.	312,123	24,688,929
T. Rowe Price Group, Inc.	199,828	24,347,043

		615,066,764

Chemicals — 1.9%
Air Products & Chemicals, Inc.	188,503	44,296,320
Albemarle Corp.	90,674	6,622,829
Celanese Corp.	103,779	12,777,270
CF Industries Holdings, Inc.	183,499	8,760,242
Corteva, Inc.(a)	639,991	18,918,134
Dow, Inc.(a)	634,087	34,703,582
DuPont de Nemours, Inc.	633,497	40,670,507
Eastman Chemical Co.	114,764	9,096,195
Ecolab, Inc.	214,447	41,386,127
FMC Corp.	109,532	10,933,484
International Flavors & Fragrances, Inc.	91,710	11,832,424
Linde PLC	459,363	97,798,383
LyondellBasell Industries NV, Class A	219,538	20,741,950
Mosaic Co.(b)	301,320	6,520,565
PPG Industries, Inc.	202,210	26,993,013
Sherwin-Williams Co.	70,254	40,996,019

		433,047,044

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 0.4%
Cintas Corp.(b)	71,691	$19,290,614
Copart, Inc.(a)(b)	174,928	15,907,952
Republic Services, Inc.	180,124	16,144,514
Rollins, Inc.	120,824	4,006,524
Waste Management, Inc.	333,765	38,035,860

		93,385,464

Communications Equipment — 1.0%
Arista Networks, Inc.(a)(b)	45,858	9,327,517
Cisco Systems, Inc.	3,627,750	173,986,890
F5 Networks, Inc.(a)	51,988	7,260,124
Juniper Networks, Inc.	290,641	7,158,488
Motorola Solutions, Inc.	146,517	23,609,750

		221,342,769

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	116,069	10,426,478
Quanta Services, Inc.	121,753	4,956,565

		15,383,043

Construction Materials — 0.1%
Martin Marietta Materials, Inc.(b)	53,447	14,945,919
Vulcan Materials Co.	113,183	16,297,220

		31,243,139

Consumer Finance — 0.7%
American Express Co.	573,787	71,430,744
Capital One Financial Corp.	398,259	40,984,834
Discover Financial Services	268,061	22,736,934
Synchrony Financial	511,323	18,412,741

		153,565,253

Containers & Packaging — 0.3%
Amcor PLC(a)	1,385,456	15,018,343
Avery Dennison Corp.	70,531	9,226,865
Ball Corp.(b)	278,130	17,986,667
International Paper Co.	335,316	15,441,302
Packaging Corp. of America	81,400	9,115,986
Sealed Air Corp.	133,968	5,335,946
Westrock Co.	221,545	9,506,496

		81,631,605

Distributors — 0.1%
Genuine Parts Co.	124,507	13,226,379
LKQ Corp.(a)	263,623	9,411,341

		22,637,720

Diversified Consumer Services — 0.0%
H&R Block, Inc.	171,262	4,021,232

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(a)(b)	1,672,696	378,865,644

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	6,246,835	244,126,312
CenturyLink, Inc.	839,468	11,089,372
Verizon Communications, Inc.	3,536,695	217,153,073

		472,368,757

Electric Utilities — 2.0%
Alliant Energy Corp.	205,536	11,246,930
American Electric Power Co., Inc.	422,401	39,921,119
Duke Energy Corp.	623,429	56,862,959
Edison International	306,656	23,124,929
Entergy Corp.	170,261	20,397,268
Evergy, Inc.	194,890	12,685,390
Eversource Energy	276,863	23,552,735
Exelon Corp.	831,294	37,898,693
FirstEnergy Corp.	462,045	22,455,387

Security	Shares	Value

Electric Utilities (continued)
NextEra Energy, Inc.	417,974	$101,216,584
Pinnacle West Capital Corp.	96,814	8,706,483
PPL Corp.	618,298	22,184,532
Southern Co.	896,820	57,127,434
Xcel Energy, Inc.	448,428	28,470,694

		465,851,137

Electrical Equipment — 0.5%
AMETEK, Inc.(b)	195,480	19,497,175
Eaton Corp. PLC	354,242	33,553,802
Emerson Electric Co.	520,915	39,724,978
Rockwell Automation, Inc.	99,131	20,090,880

		112,866,835

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	253,544	27,441,067
CDW Corp.	122,868	17,550,465
Corning, Inc.	654,158	19,042,539
FLIR Systems, Inc.	113,633	5,916,870
IPG Photonics Corp.(a)(b)	29,995	4,346,875
Keysight Technologies, Inc.(a)(b)	160,406	16,462,468
TE Connectivity Ltd.	286,025	27,412,636
Zebra Technologies Corp., Class A(a)	46,110	11,778,339

		129,951,259

Energy Equipment & Services — 0.4%
Baker Hughes Co.	555,732	14,243,411
Halliburton Co.	750,650	18,368,405
Helmerich & Payne, Inc.	90,592	4,115,595
National Oilwell Varco, Inc.	326,024	8,166,901
Schlumberger Ltd.	1,183,853	47,590,891
TechnipFMC PLC	362,703	7,776,352

		100,261,555

Entertainment — 0.9%
Activision Blizzard, Inc.	656,974	39,037,395
Electronic Arts, Inc.(a)	249,684	26,843,527
Live Nation Entertainment, Inc.(a)	120,504	8,612,421
Netflix, Inc.(a)	374,768	121,263,682
Take-Two Interactive Software, Inc.(a)	96,784	11,849,265

		207,606,290

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	98,471	15,910,944
American Tower Corp.	378,778	87,050,760
Apartment Investment & Management Co., Class A	128,731	6,648,956
AvalonBay Communities, Inc.	119,431	25,044,681
Boston Properties, Inc.	121,980	16,816,163
Crown Castle International Corp.	355,542	50,540,295
Digital Realty Trust, Inc.	178,486	21,371,914
Duke Realty Corp.	314,327	10,897,717
Equinix, Inc.	72,926	42,566,906
Equity Residential	299,340	24,222,593
Essex Property Trust, Inc.	56,510	17,001,598
Extra Space Storage, Inc.	110,751	11,697,521
Federal Realty Investment Trust	61,405	7,904,666
Healthpeak Properties, Inc.	423,257	14,589,669
Host Hotels & Resorts, Inc.	607,358	11,266,491
Iron Mountain, Inc.	245,549	7,825,647
Kimco Realty Corp.	361,070	7,477,760
Mid-America Apartment Communities, Inc.	97,543	12,862,020
Prologis, Inc.	540,236	48,156,637
Public Storage	128,464	27,357,693
Realty Income Corp.	278,708	20,521,270
Regency Centers Corp.	143,993	9,084,518
SBA Communications Corp.	96,290	23,204,927
Simon Property Group, Inc.	262,411	39,088,742

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SL Green Realty Corp.	70,082	$6,439,134
UDR, Inc.	250,603	11,703,160
Ventas, Inc.	318,743	18,404,221
Vornado Realty Trust	135,460	9,008,090
Welltower, Inc.	346,982	28,376,188
Weyerhaeuser Co.	637,205	19,243,591

		652,284,472

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	377,789	111,039,743
Kroger Co.	685,826	19,882,096
Sysco Corp.	436,318	37,322,642
Walgreens Boots Alliance, Inc.	641,132	37,801,142
Walmart, Inc.	1,213,098	144,164,566

		350,210,189

Food Products — 1.1%
Archer-Daniels-Midland Co.	476,047	22,064,779
Campbell Soup Co.	143,388	7,086,235
Conagra Brands, Inc.	416,160	14,249,318
General Mills, Inc.	516,845	27,682,218
Hershey Co.	126,825	18,640,739
Hormel Foods Corp.	237,784	10,726,436
J.M. Smucker Co.	97,733	10,176,937
Kellogg Co.	212,930	14,726,239
Kraft Heinz Co.	532,578	17,111,731
Lamb Weston Holdings, Inc.	124,905	10,745,577
McCormick & Co., Inc.	105,670	17,935,369
Mondelez International, Inc., Class A	1,231,258	67,817,691
Tyson Foods, Inc., Class A	252,425	22,980,772

		261,944,041

Gas Utilities — 0.0%
Atmos Energy Corp.	102,056	11,415,984

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	1,511,382	131,278,641
ABIOMED, Inc.(a)	38,162	6,510,056
Align Technology, Inc.(a)	60,889	16,990,467
Baxter International, Inc.	436,599	36,508,408
Becton Dickinson & Co.	231,283	62,902,037
Boston Scientific Corp.(a)(b)	1,191,922	53,898,713
Cooper Cos., Inc.	42,393	13,620,447
Danaher Corp.	534,857	82,089,852
DENTSPLY SIRONA, Inc.	191,806	10,854,302
Edwards Lifesciences Corp.(a)	178,358	41,609,138
Hologic, Inc.(a)	229,303	11,971,910
IDEXX Laboratories, Inc.(a)	73,357	19,155,713
Intuitive Surgical, Inc.(a)	98,833	58,425,128
Medtronic PLC	1,146,218	130,038,432
ResMed, Inc.	122,958	19,054,801
STERIS PLC	72,502	11,050,755
Stryker Corp.	275,343	57,805,509
Teleflex, Inc.(b)	39,590	14,903,260
Varian Medical Systems, Inc.(a)	77,926	11,066,271
Zimmer Biomet Holdings, Inc.	175,890	26,327,215

		816,061,055

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	127,499	10,839,965
Anthem, Inc.	216,834	65,490,373
Cardinal Health, Inc.	249,757	12,632,709
Centene Corp.(a)	353,856	22,246,927
Cigna Corp.(a)	319,333	65,300,405
CVS Health Corp.	1,112,513	82,648,591
DaVita, Inc.(a)(b)	76,688	5,753,901
HCA Healthcare, Inc.	226,236	33,439,943

Security	Shares	Value

Health Care Providers & Services (continued)
Henry Schein, Inc.(a)(b)	124,314	$8,294,230
Humana, Inc.	113,168	41,478,335
Laboratory Corp. of America Holdings(a)	83,386	14,106,410
McKesson Corp.	154,900	21,425,768
Quest Diagnostics, Inc.	115,185	12,300,606
UnitedHealth Group, Inc.	810,177	238,175,834
Universal Health Services, Inc., Class B	69,185	9,925,280
WellCare Health Plans, Inc.(a)	43,014	14,203,653

		658,262,930

Health Care Technology — 0.1%
Cerner Corp.	266,769	19,578,177

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	342,538	17,411,207
Chipotle Mexican Grill, Inc.(a)	21,867	18,305,084
Darden Restaurants, Inc.	104,842	11,428,826
Hilton Worldwide Holdings, Inc.	241,409	26,774,672
Las Vegas Sands Corp.	288,985	19,951,524
Marriott International, Inc., Class A	232,050	35,139,332
McDonald’s Corp.	644,004	127,261,630
MGM Resorts International	436,817	14,532,902
Norwegian Cruise Line Holdings Ltd.(a)	182,061	10,634,183
Royal Caribbean Cruises Ltd.	146,997	19,625,569
Starbucks Corp.	1,009,926	88,792,694
Wynn Resorts Ltd.	81,809	11,360,816
Yum! Brands, Inc.	258,649	26,053,714

		427,272,153

Household Durables — 0.4%
D.R. Horton, Inc.	286,755	15,126,326
Garmin Ltd.	123,550	12,053,538
Leggett & Platt, Inc.	110,137	5,598,264
Lennar Corp., Class A	238,254	13,292,191
Mohawk Industries, Inc.(a)(b)	50,377	6,870,415
Newell Brands, Inc.	319,095	6,133,006
NVR, Inc.(a)	2,970	11,310,978
PulteGroup, Inc.	215,939	8,378,433
Whirlpool Corp.	53,219	7,851,399

		86,614,550

Household Products — 1.7%
Church & Dwight Co., Inc.	210,296	14,792,221
Clorox Co.	107,323	16,478,373
Colgate-Palmolive Co.	732,897	50,452,629
Kimberly-Clark Corp.	293,149	40,322,645
Procter & Gamble Co.	2,132,571	266,358,118

		388,403,986

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	568,095	11,305,090
NRG Energy, Inc.	211,937	8,424,496

		19,729,586

Industrial Conglomerates — 1.3%
3M Co.	491,752	86,754,888
General Electric Co.	7,468,451	83,347,913
Honeywell International, Inc.	611,029	108,152,133
Roper Technologies, Inc.	88,985	31,521,157

		309,776,091

Insurance — 2.3%
Aflac, Inc.	627,692	33,204,907
Allstate Corp.	275,775	31,010,899
American International Group, Inc.	743,935	38,186,184
Aon PLC	200,221	41,704,032
Arthur J Gallagher & Co.	159,504	15,189,566
Assurant, Inc.	52,112	6,830,841

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Chubb Ltd.	387,553	$60,326,500
Cincinnati Financial Corp.	129,928	13,661,929
Everest Re Group Ltd.	34,875	9,654,795
Globe Life, Inc.	85,194	8,966,668
Hartford Financial Services Group, Inc.	308,212	18,730,043
Lincoln National Corp.	169,602	10,008,214
Loews Corp.(b)	219,232	11,507,488
Marsh & McLennan Cos., Inc.	431,564	48,080,545
MetLife, Inc.	666,820	33,987,815
Principal Financial Group, Inc.	221,337	12,173,535
Progressive Corp.	499,943	36,190,874
Prudential Financial, Inc.	343,768	32,224,812
Travelers Cos., Inc.	220,724	30,228,152
Unum Group	173,973	5,073,053
W.R. Berkley Corp.	124,448	8,599,357
Willis Towers Watson PLC	109,948	22,202,899

		527,743,108

Interactive Media & Services — 4.9%
Alphabet, Inc., Class A(a)	256,225	343,185,203
Alphabet, Inc., Class C(a)	255,594	341,734,290
Facebook, Inc., Class A(a)	2,057,879	422,379,664
Twitter, Inc.(a)	663,898	21,277,931

		1,128,577,088

Internet & Direct Marketing Retail — 3.3%
Amazon.com, Inc.(a)	356,142	658,093,433
Booking Holdings, Inc.(a)(b)	35,793	73,509,158
eBay, Inc.	653,941	23,613,810
Expedia Group, Inc.	119,502	12,922,946

		768,139,347

IT Services — 5.3%
Accenture PLC, Class A	543,071	114,354,460
Akamai Technologies, Inc.(a)(b)	138,211	11,938,666
Alliance Data Systems Corp.	34,374	3,856,763
Automatic Data Processing, Inc.	370,020	63,088,410
Broadridge Financial Solutions, Inc.	98,039	12,111,738
Cognizant Technology Solutions Corp., Class A	468,248	29,040,741
DXC Technology Co.	220,706	8,296,339
Fidelity National Information Services, Inc.	525,572	73,101,809
Fiserv, Inc.(a)	488,383	56,471,726
FleetCor Technologies, Inc.(a)	74,210	21,351,701
Gartner, Inc.(a)(b)	76,998	11,865,392
Global Payments, Inc.	257,012	46,920,111
International Business Machines Corp.	757,348	101,514,926
Jack Henry & Associates, Inc.	65,792	9,583,921
Leidos Holdings, Inc.	113,726	11,132,638
Mastercard, Inc., Class A	759,138	226,671,015
Paychex, Inc.	272,424	23,172,385
PayPal Holdings, Inc.(a)	1,004,105	108,614,038
VeriSign, Inc.(a)	88,454	17,043,317
Visa, Inc., Class A	1,463,870	275,061,173
Western Union Co.	355,433	9,518,496

		1,234,709,765

Leisure Products — 0.0%
Hasbro, Inc.	108,821	11,492,586

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	264,640	22,576,438
Illumina, Inc.(a)	125,706	41,701,709
IQVIA Holdings, Inc.(a)	154,315	23,843,211
Mettler-Toledo International, Inc.(a)	20,929	16,602,557
PerkinElmer, Inc.(b)	95,779	9,300,141
Thermo Fisher Scientific, Inc.(b)	342,905	111,399,547

Security	Shares	Value

Life Sciences Tools & Services (continued)
Waters Corp.(a)(b)	55,926	$13,067,110

		238,490,713

Machinery — 1.6%
Caterpillar, Inc.	472,837	69,828,568
Cummins, Inc.	132,183	23,655,470
Deere & Co.	269,262	46,652,334
Dover Corp.	124,224	14,318,058
Flowserve Corp.	112,148	5,581,606
Fortive Corp.	252,702	19,303,906
IDEX Corp.	65,042	11,187,224
Illinois Tool Works, Inc.	250,112	44,927,618
Ingersoll-Rand PLC	204,890	27,233,979
PACCAR, Inc.	295,772	23,395,565
Parker-Hannifin Corp.	109,856	22,610,562
Pentair PLC	140,780	6,457,579
Snap-on, Inc.	46,909	7,946,385
Stanley Black & Decker, Inc.	129,992	21,544,874
Westinghouse Air Brake Technologies Corp.	154,199	11,996,682
Xylem, Inc.	153,994	12,133,187

		368,773,597

Media — 2.4%
Charter Communications, Inc., Class A(a)(b)	134,078	65,038,556
Comcast Corp., Class A	3,882,193	174,582,219
Discovery, Inc., Class A(a)(b)	134,754	4,411,846
Discovery, Inc., Class C(a)(b)	286,831	8,745,477
DISH Network Corp., Class A(a)	218,051	7,734,269
Fox Corp., Class A	303,158	11,238,067
Fox Corp., Class B(a)	133,124	4,845,714
Interpublic Group of Cos., Inc.	327,050	7,554,855
News Corp., Class A	332,273	4,698,340
News Corp., Class B	95,128	1,380,307
Omnicom Group, Inc.	186,192	15,085,276
ViacomCBS, Inc., Class B Class B	462,120	19,395,176
Walt Disney Co.(b)	1,541,312	222,919,955

		547,630,057

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	1,240,742	16,278,535
Newmont Goldcorp Corp.	701,081	30,461,969
Nucor Corp.	259,293	14,593,010

		61,333,514

Multi-Utilities — 1.0%
Ameren Corp.	210,391	16,158,029
CenterPoint Energy, Inc.	429,490	11,712,192
CMS Energy Corp.	242,726	15,252,902
Consolidated Edison, Inc.	284,276	25,718,450
Dominion Energy, Inc.	703,864	58,294,016
DTE Energy Co.	164,278	21,334,784
NiSource, Inc.	321,488	8,950,226
Public Service Enterprise Group, Inc.	432,469	25,537,294
Sempra Energy	241,062	36,516,072
WEC Energy Group, Inc.	269,744	24,878,489

		244,352,454

Multiline Retail — 0.5%
Dollar General Corp.	217,720	33,959,966
Dollar Tree, Inc.(a)	202,380	19,033,839
Kohl’s Corp.	132,816	6,766,975
Macy’s, Inc.	267,347	4,544,899
Nordstrom, Inc.	88,174	3,608,962
Target Corp.	433,334	55,557,752

		123,472,393

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 3.9%
Apache Corp.	317,469	$8,124,032
Cabot Oil & Gas Corp.	349,750	6,089,148
Chevron Corp.	1,616,970	194,861,055
Cimarex Energy Co.	87,062	4,569,884
Concho Resources, Inc.	171,909	15,054,071
ConocoPhillips	938,324	61,019,210
Devon Energy Corp.	330,941	8,594,538
Diamondback Energy, Inc.	136,845	12,707,427
EOG Resources, Inc.	497,493	41,670,014
Exxon Mobil Corp.	3,618,209	252,478,624
Hess Corp.	221,483	14,797,279
HollyFrontier Corp.	129,331	6,558,375
Kinder Morgan, Inc.	1,665,711	35,263,102
Marathon Oil Corp.	684,055	9,289,467
Marathon Petroleum Corp.	555,265	33,454,716
Noble Energy, Inc.	412,314	10,241,880
Occidental Petroleum Corp.	763,916	31,480,978
ONEOK, Inc.	353,248	26,730,276
Phillips 66	379,991	42,334,797
Pioneer Natural Resources Co.	141,652	21,441,863
Valero Energy Corp.	351,168	32,886,883
Williams Cos., Inc.	1,036,478	24,585,258

		894,232,877

Personal Products — 0.2%
Coty, Inc., Class A	246,388	2,771,865
Estee Lauder Cos., Inc., Class A(b)	190,313	39,307,247

		42,079,112

Pharmaceuticals — 4.6%
Allergan PLC	280,724	53,666,007
Bristol-Myers Squibb Co.	2,004,618	128,676,429
Eli Lilly & Co.	722,525	94,961,461
Johnson & Johnson	2,250,632	328,299,690
Merck & Co., Inc.	2,177,186	198,015,066
Mylan NV(a)	441,369	8,871,517
Perrigo Co. PLC	116,394	6,012,914
Pfizer, Inc.	4,732,477	185,418,449
Zoetis, Inc.	407,305	53,906,817

		1,057,828,350

Professional Services — 0.3%
Equifax, Inc.	103,544	14,508,585
IHS Markit Ltd.(a)(b)	342,903	25,837,741
Nielsen Holdings PLC	301,186	6,114,076
Robert Half International, Inc.	98,758	6,236,568
Verisk Analytics, Inc.(b)	140,133	20,927,462

		73,624,432

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	286,262	17,544,998

Road & Rail — 1.0%
CSX Corp.	664,992	48,118,821
JB Hunt Transport Services, Inc.	73,282	8,557,872
Kansas City Southern	84,265	12,906,027
Norfolk Southern Corp.	222,977	43,286,525
Old Dominion Freight Line, Inc.	54,811	10,402,032
Union Pacific Corp.	593,642	107,324,537

		230,595,814

Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc.(a)	952,313	43,673,074
Analog Devices, Inc.	314,952	37,428,896
Applied Materials, Inc.	789,944	48,218,182
Broadcom, Inc.	339,211	107,197,460
Intel Corp.	3,719,881	222,634,878
KLA Corp.	134,937	24,041,725

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	124,064	$36,276,314
Maxim Integrated Products, Inc.	231,410	14,234,029
Microchip Technology, Inc.	204,361	21,400,684
Micron Technology, Inc.(a)	946,689	50,912,934
NVIDIA Corp.	523,349	123,144,020
Qorvo, Inc.(a)	99,482	11,562,793
QUALCOMM, Inc.	976,443	86,151,566
Skyworks Solutions, Inc.	145,792	17,623,337
Texas Instruments, Inc.	799,368	102,550,921
Xilinx, Inc.	215,041	21,024,558

		968,075,371

Software — 7.0%
Adobe, Inc.(a)	413,958	136,527,488
ANSYS, Inc.(a)(b)	73,184	18,838,294
Autodesk, Inc.(a)	188,160	34,519,834
Cadence Design Systems, Inc.(a)	239,948	16,642,793
Citrix Systems, Inc.	104,676	11,608,568
Fortinet, Inc.(a)	121,395	12,960,130
Intuit, Inc.	222,600	58,305,618
Microsoft Corp.	6,523,736	1,028,793,167
NortonLifeLock, Inc.	490,329	12,513,196
Oracle Corp.	1,852,639	98,152,814
salesforce.com, Inc.(a)	758,514	123,364,717
ServiceNow, Inc.(a)(b)	161,280	45,532,570
Synopsys, Inc.(a)	128,555	17,894,856

		1,615,654,045

Specialty Retail — 2.2%
Advance Auto Parts, Inc.	59,306	9,498,449
AutoZone, Inc.(a)	20,549	24,480,229
Best Buy Co., Inc.	194,308	17,060,242
CarMax, Inc.(a)	141,009	12,362,259
Gap, Inc.	180,058	3,183,425
Home Depot, Inc.	932,819	203,709,013
L Brands, Inc.	200,125	3,626,265
Lowe’s Cos., Inc.	655,447	78,496,333
O’Reilly Automotive, Inc.(a)(b)	64,699	28,354,984
Ross Stores, Inc.	309,332	36,012,432
Tiffany & Co.	92,777	12,399,646
TJX Cos., Inc.	1,037,007	63,319,647
Tractor Supply Co.	101,563	9,490,047
Ulta Salon Cosmetics & Fragrance, Inc.(a)(b)	49,300	12,479,802

		514,472,773

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	3,571,658	1,048,817,372
Hewlett Packard Enterprise Co.	1,097,787	17,410,902
HP, Inc.	1,267,251	26,042,008
NetApp, Inc.	195,166	12,149,083
Seagate Technology PLC	198,698	11,822,531
Western Digital Corp.	254,324	16,141,944
Xerox Holdings Corp.(a)	160,203	5,906,685

		1,138,290,525

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)(b)	130,344	4,972,623
Hanesbrands, Inc.	313,302	4,652,535
NIKE, Inc., Class B	1,065,535	107,949,351
PVH Corp.(b)	63,061	6,630,864
Ralph Lauren Corp.	42,619	4,995,799
Tapestry, Inc.	237,843	6,414,626
Under Armour, Inc., Class A(a)(b)	164,871	3,561,214
Under Armour, Inc., Class C(a)(b)	169,421	3,249,495
VF Corp.	280,049	27,909,683

		170,336,190

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 0.8%
Altria Group, Inc.	1,597,520	$79,732,223
Philip Morris International, Inc.	1,330,499	113,212,160

		192,944,383

Trading Companies & Distributors — 0.2%
Fastenal Co.	490,449	18,122,090
United Rentals, Inc.(a)(b)	64,479	10,753,163
W.W. Grainger, Inc.	37,030	12,535,396

		41,410,649

Water Utilities — 0.1%
American Water Works Co., Inc.	154,590	18,991,381

Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.(a)	270,707	21,228,843

Total Common Stocks — 98.6% (Cost — $13,108,218,270)		22,881,321,678

Investment Companies — 0.4%
iShares Core S&P 500 ETF(e)	292,674	94,603,944

Total Investment Companies — 0.4% (Cost — $88,157,092)		94,603,944

Total Long-Term Investments — 99.0% (Cost — $13,196,375,362)		22,975,925,622

Security	Shares	Value

Short-Term Securities — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.84%(c)(d)(e)	139,348,114	$139,403,854
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52%(d)(e)	215,380,072	215,380,072

Total Short-Term Securities — 1.5% (Cost — $354,767,438)		354,783,926

Total Investments — 100.5% (Cost — $13,551,142,800)		23,330,709,548

Liabilities in Excess of Other Assets — (0.5)%		(122,751,203)

Net Assets — 100.0%		$23,207,958,345

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	98,827	4,735	(2,714)	100,848	$50,696,290	$1,290,152		$(361,626)	$11,125,951
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	118,748,723	20,599,391	—	139,348,114	139,403,854	679,409	(c)	13,818	13,652
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	479,801,017	—	(264,420,945)	215,380,072	215,380,072	5,105,161		—	—
iShares Core S&P 500 ETF	—	292,674	—	292,674	94,603,944	647,089		—	6,446,852

					$500,084,160	$7,721,811		$(347,808)	$17,586,455

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	1,479	03/20/20	$238,940	$2,345,486

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	S&P 500 Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,345,486	$—	$—	$—	$2,345,486

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$67,610,011	$—	$—	$—	$67,610,011

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,968,163	$—	$—	$—	$1,968,163

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$250,138,951

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$22,975,925,622	$—	$—	$22,975,925,622
Short-Term Securities	354,783,926	—	—	354,783,926

	$23,330,709,548	$—	$—	$23,330,709,548

Derivative Financial Instruments(b)
Assets:
Equity contracts	$2,345,486	$—	$—	$2,345,486

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

S&P 500 Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $137,214,328, cost — $13,076,378,623)	$22,830,625,388
Investments at value — affiliated (cost — $474,764,177)	500,084,160
Cash	270,037
Cash pledged for futures contracts	9,411,800
Receivables:
Securities lending income — affiliated	186,784
Dividends — affiliated	459,684
Dividends — unaffiliated	22,795,533
Variation margin on futures contracts	569,390
Prepaid expenses	84,984

Total assets	23,364,487,760

LIABILITIES
Cash collateral on securities loaned at value	139,392,096
Payables:
Investment advisory fees	334,166
Trustees’ fees	82,740
Withdrawals to investors	16,720,413

Total liabilities	156,529,415

NET ASSETS	$23,207,958,345

NET ASSETS CONSIST OF
Investors’ capital	$13,426,046,111
Net unrealized appreciation (depreciation)	9,781,912,234

NET ASSETS	$23,207,958,345

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statement of Operations

Year Ended December 31, 2019

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$7,042,402
Dividends — unaffiliated	392,078,121
Securities lending income — affiliated — net	679,409
Foreign taxes withheld	(1,515,553)

Total investment income	398,284,379

EXPENSES
Investment advisory	4,863,044
Trustees	310,692
Professional	75,099

Total expenses	5,248,835
Less fees waived and/or reimbursed by the Manager	(563,865)

Total expenses after fees waived and/or reimbursed	4,684,970

Net investment income	393,599,409

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	67,610,011
Investments — affiliated	(347,808)
Investments — unaffiliated	(13,455,802)

53,806,401

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,968,163
Investments — affiliated	17,586,455
Investments — unaffiliated	4,960,397,272

4,979,951,890

Net realized and unrealized gain	5,033,758,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,427,357,700

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$393,599,409	$308,119,158
Net realized gain	53,806,401	68,976,788
Net change in unrealized appreciation (depreciation)	4,979,951,890	(1,302,602,820)

Net increase (decrease) in net assets resulting from operations	5,427,357,700	(925,506,874)

CAPITAL TRANSACTIONS
Proceeds from contributions	11,063,823,888	9,671,286,018
Value of withdrawals	(10,540,152,052)	(5,263,924,715)

Net increase in net assets derived from capital transactions	523,671,836	4,407,361,303

NET ASSETS
Total increase in net assets	5,951,029,536	3,481,854,429
Beginning of year	17,256,928,809	13,775,074,380

End of year	$23,207,958,345	$17,256,928,809

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

(For a share outstanding throughout each period)

	S&P 500 Index Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015

Total Return
Total return	31.44%	(4.38)%	21.77%	11.92%	1.35%

Ratios to Average Net Assets
Total expenses	0.03%	0.04%	0.04%	0.04%	0.05%

Total expenses after fees waived and/or reimbursed	0.02%	0.04%	0.04%	0.04%	0.04%

Net investment income	1.95%	1.92%	1.93%	2.11%	2.00%

Supplemental Data
Net assets, end of year (000)	$23,207,958	$17,256,929	$13,775,074	$9,791,759	$7,209,857

Portfolio turnover rate	3%	12%	11%	4%	2%

See notes to financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of BlackRock Funds III and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares S&P 500 Index Fund (the “Fund”), a series of BlackRock Funds III. As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm S&P 500 Index Fund	$1,473,476,973	$726,300,157

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Bank of America N.A.	$5,539,671	$(5,539,671)	$—
Barclays Bank PLC	3,843,919	(3,843,919)	—
Barclays Capital, Inc.	50,783	(50,783)	—
BMO Capital Markets	202,006	(202,006)	—
Citigroup Global Markets, Inc.	53,451,965	(53,451,965)	—
Credit Suisse Securities (USA) LLC	7,798,663	(7,798,663)	—
Goldman Sachs & Co.	15,789,735	(15,789,735)	—
HSBC Bank PLC	1,045,058	(1,045,058)	—
JP Morgan Securities LLC	7,983,961	(7,983,961)	—
Nomura Securities International, Inc.	174,471	(174,471)	—
Scotia Capital (USA), Inc.	772,920	(772,920)	—
SG Americas Securities LLC	16,396,672	(16,396,672)	—
UBS AG	665,358	(665,358)	—
UBS Securities LLC	22,906,558	(22,906,558)	—
Wells Fargo Securities LLC	592,588	(592,588)	—

	$137,214,328	$(137,214,328)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets. Prior to July 1, 2019, the Master Portfolio paid the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BFA and BAL, as applicable, has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2019, the amount waived and/or reimbursed was $385,791.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $175,916.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the Manager waived $2,158 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $197,708 in total for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$656,292,770	$60,145,540	$(29,208,341)

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $1,567,674,746 and $668,088,798, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$13,338,949,197

Gross unrealized appreciation	$10,452,081,189
Gross unrealized depreciation	(460,320,838)

Net unrealized appreciation	$9,991,760,351

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	S&P 500 Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds III and MIP, on behalf of iShares S&P 500 Index Fund, S&P 500 Index Master Portfolio, respectively met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration into in an issuer the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust/MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust/MIP.

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s/Master Portfolio’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s/Master Portfolio’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	47

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-12/19-AR

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds III

•	iShares U.S. Aggregate Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2019	iShares U.S. Aggregate Bond Index Fund

Investment Objective

iShares U.S. Aggregate Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, the Fund’s Institutional Shares returned 8.56%, Investor A Shares returned 8.39%, Class K Shares returned 8.71% and Investor P Shares returned 8.32%. For the same period, the Index returned 8.72%.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses. The Fund invests all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

During the first quarter of 2019, the Fed’s dovish pivot contributed to a meaningful rebound in equity prices. In its January announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, and provided a dovish assessment of U.S. economic conditions, as well as transparency surrounding balance sheet normalization. The Fed’s messaging reduced the market’s expectations for rising short-term rates, serving as a boon for both equities and bonds. In addition, despite a 35-day government shutdown and global economic weakness, the U.S. economy continued to exhibit a tight labor market, low inflation and slowing but stable growth. Less optimism was evident in the U.S. rates market. The pause in interest rate hikes by the Fed, coupled with lowered forecasts for growth, drove investors into longer-duration government bonds.

In the second quarter of 2019, the prospect of easier monetary policy buoyed equities broadly. In the June Federal Open Market Committee announcement, Fed Chair Powell stated that if trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion. In May, the U.S. administration threatened an increase in tariffs and protectionism against both China and Mexico. However, these threats did not materialize, and sentiment eased heading into the month end G-20 meeting. To close the first half of the year, there were signs of weaker U.S. economic conditions.

In the third quarter of 2019, global trade tensions were a key focus for investors. U.S. equities suffered their worst week of 2019 in early August based on the U.S. administration’s promise to impose 10% tariffs on all Chinese imports not already subject to 25% tariffs. However, U.S./China tensions ostensibly eased ahead of a new round of trade talks in October. Regarding U.S. monetary policy, the Fed lowered the target range for the federal funds rate at its July and September meetings. Additionally, survey-based U.S. economic indicators continued to soften within the manufacturing and consumer sectors, while economic data releases exhibited resilience.

In the fourth quarter of 2019, investor risk appetite was boosted by renewed expectations for a U.S./China trade deal, strong economic growth and looser monetary policy. U.S. services and employment sectors continued to be buoyant. Overall, supportive macroeconomic data and increased investor risk appetite drove a sell-off for Treasuries in the quarter as 10-year U.S. Treasury bond yields increased 26 basis points (0.26%) to 1.92%. Lastly, despite renewed strength in the U.S. economy, the Fed lowered the benchmark federal funds rate by 25 basis points to 1.75% in October, marking its third rate cut of 2019.

Describe recent portfolio activity.

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Index. Other factors considered in security selection included transaction costs and maturity structure.

The Master Portfolio held a small portion of its assets in cash committed for pending transactions, which did not have a material impact on Fund performance during the period.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	iShares U.S. Aggregate Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment-grade mortgage-backed, asset-backed and commercial mortgage-backed securities.

(c)

A widely recognized unmanaged market-capitalization weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.25%	2.24%	2.33%	8.56%	N/A	2.87%	N/A	3.56%	N/A
Investor A	2.00	1.99	2.30	8.39	N/A	2.62	N/A	3.31	N/A
Class K	2.30	2.29	2.45	8.71	N/A	2.94	N/A	3.62	N/A
Investor P	1.92	1.91	2.22	8.32	3.98%	2.62	1.79%	3.31	2.89%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.45	8.72	N/A	3.05	N/A	3.75	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,023.30	$0.51	$1,000.00	$1,024.70	$0.51	0.10%
Investor A	1,000.00	1,023.00	1.78	1,000.00	1,023.44	1.79	0.35
Class K	1,000.00	1,024.50	0.26	1,000.00	1,024.95	0.26	0.05
Investor P	1,000.00	1,022.20	1.78	1,000.00	1,023.44	1.79	0.35

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares.

Prior to the inception date of March 31, 2011 for Institutional and Investor A Shares and prior to the inception date of August 6, 2018 for Investor P Shares, the performance of the classes is based on the returns of Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges, and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

iShares U.S. Aggregate Bond Index Fund

ASSETS
Investments at value — Master Portfolio	$2,042,840,489
Receivables:
Capital shares sold	10,955,607
Withdrawals from the Master Portfolio	644,602

Total assets	2,054,440,698

LIABILITIES
Payables:
Administration fees	58,039
Capital shares redeemed	11,600,209
Other accrued expenses	12,199
Service fees	26,214

Total liabilities	11,696,661

NET ASSETS	$2,042,744,037

NET ASSETS CONSIST OF
Paid-in capital	$1,986,751,072
Accumulated earnings	55,992,965

NET ASSETS	$2,042,744,037

NET ASSET VALUE
Institutional — Based on net assets of $187,854,363 and 18,076,935 shares outstanding, unlimited shares authorized, no par value	$10.39

Investor A — Based on net assets of $121,421,096 and 11,685,337 shares outstanding, unlimited shares authorized, no par value	$10.39

Class K — Based on net assets of $1,730,754,162 and 166,449,481 shares outstanding, unlimited shares authorized, no par value	$10.40

Investor P — Based on net assets of $2,714,416 and 261,253 shares outstanding, unlimited shares authorized, no par value	$10.39

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2019

iShares U.S. Aggregate Bond Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$2,752,562
Interest — unaffiliated	44,792,120
Securities lending income — affiliated — net	748,141
Other income — affiliated	96,674
Expenses	(692,421)
Fees waived	114,177

Total investment income	47,811,253

FUND EXPENSES
Service — class specific	317,539
Administration — class specific	317,352
Professional	12,195
Miscellaneous	1,500

Total expenses	648,586
Less fees waived and/or reimbursed by the Administrator/Manager	(12,195)

Total expenses after fees waived and/or reimbursed	636,391

Net investment income	47,174,862

REALIZED AND UNREALIZED GAIN ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain from investments	4,247,078
Net change in unrealized appreciation on investments	77,964,427

Net realized and unrealized gain	82,211,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,386,367

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares U.S. Aggregate Bond Index Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,174,862	$30,533,343
Net realized gain (loss)	4,247,078	(6,817,144)
Net change in unrealized appreciation (depreciation)	77,964,427	(19,188,696)

Net increase in net assets resulting from operations	129,386,367	4,527,503

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(5,169,750)	(3,320,182)
Investor A	(3,287,319)	(3,016,684)
Class K	(39,979,544)	(24,785,155)
Investor P	(33,347)	(2,339)
From return of capital:
Institutional	—	(1,793)
Investor A	—	(1,629)
Class K	—	(13,384)
Investor P	—	(1)

Decrease in net assets resulting from distributions to shareholders	(48,469,960)	(31,141,167)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	656,733,017	354,852,563

NET ASSETS
Total increase in net assets	737,649,424	328,238,899
Beginning of year	1,305,094,613	976,855,714

End of year	$2,042,744,037	$1,305,094,613

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Institutional

	Year Ended December 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$9.85		$10.13		$10.02	$9.99		$10.17

Net investment income(a)	0.29		0.26		0.22	0.20		0.19
Net realized and unrealized gain (loss)	0.54		(0.28)		0.11	0.05		(0.16)

Net increase (decrease) from investment operations	0.83		(0.02)		0.33	0.25		0.03

Distributions(b)
From net investment income	(0.29)		(0.26)		(0.22)	(0.21)		(0.19)
From net realized gain	—		—		—	(0.01)		(0.02)
From return of capital	—		(0.00	)(c)	—	(0.00	)(c)	—

Total distributions	(0.29)		(0.26)		(0.22)	(0.22)		(0.21)

Net asset value, end of year	$10.39		$9.85		$10.13	$10.02		$9.99

Total Return(d)
Based on net asset value	8.56	%(e)	(0.13)%		3.34%	2.48%		0.33%

Ratios to Average Net Assets(f)(g)
Total expenses	0.10%		0.09%		0.09%	0.10%		0.12%

Total expenses after fees waived and/or reimbursed	0.10%		0.09%		0.09%	0.10%		0.11%

Net investment income	2.85%		2.67%		2.15%	1.95%		1.85%

Supplemental Data
Net assets, end of year (000)	$187,854		$150,714		$98,927	$116,473		$58,043

Portfolio turnover rate of the Master Portfolio(h)	158%		274%		345%	278%		356%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.02%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	97%	162%	193%	164%	300%

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Investor A

	Year Ended December 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$9.84		$10.13		$10.01	$9.99		$10.17

Net investment income(a)	0.26		0.24		0.19	0.17		0.16
Net realized and unrealized gain (loss)	0.56		(0.29)		0.13	0.05		(0.15)

Net increase (decrease) from investment operations	0.82		(0.05)		0.32	0.22		0.01

Distributions(b)
From net investment income	(0.27)		(0.24)		(0.20)	(0.19)		(0.17)
From net realized gain	—		—		—	(0.01)		(0.02)
From return of capital	—		(0.00	)(c)	—	(0.00	)(c)	—

Total distributions	(0.27)		(0.24)		(0.20)	(0.20)		(0.19)

Net asset value, end of year	$10.39		$9.84		$10.13	$10.01		$9.99

Total Return(d)
Based on net asset value	8.39	%(e)	(0.48)%		3.19%	2.14%		0.08%

Ratios to Average Net Assets(f)(g)
Total expenses	0.35%		0.34%		0.34%	0.35%		0.37%

Total expenses after fees waived and/or reimbursed	0.35%		0.34%		0.34%	0.35%		0.36%

Net investment income	2.61%		2.39%		1.91%	1.69%		1.61%

Supplemental Data
Net assets, end of year (000)	$121,421		$126,483		$121,690	$71,391		$19,145

Portfolio turnover rate of the Master Portfolio(h)	158%		274%		345%	278%		356%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.02%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	97%	162%	193%	164%	300%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Class K

	Year Ended December 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of year	$9.85		$10.13		$10.02	$9.99		$10.17

Net investment income(a)	0.29		0.27		0.22	0.20		0.19
Net realized and unrealized gain (loss)	0.56		(0.28)		0.12	0.06		(0.15)

Net increase (decrease) from investment operations	0.85		(0.01)		0.34	0.26		0.04

Distributions(b)
From net investment income	(0.30)		(0.27)		(0.23)	(0.22)		(0.20)
From net realized gain	—		—		—	(0.01)		(0.02)
From return of capital	—		(0.00	)(c)	—	(0.00	)(c)	—

Total distributions	(0.30)		(0.27)		(0.23)	(0.23)		(0.22)

Net asset value, end of year	$10.40		$9.85		$10.13	$10.02		$9.99

Total Return(d)
Based on net asset value	8.71	%(e)	(0.08)%		3.39%	2.53%		0.38%

Ratios to Average Net Assets(f)(g)
Total expenses	0.05%		0.04%		0.04%	0.05%		0.07%

Total expenses after fees waived and/or reimbursed	0.05%		0.04%		0.04%	0.05%		0.06%

Net investment income	2.89%		2.71%		2.21%	2.00%		1.89%

Supplemental Data
Net assets, end of year (000)	$1,730,754		$1,027,621		$756,239	$445,650		$166,203

Portfolio turnover rate of the Master Portfolio(h)	158%		274%		345%	278%		356%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.02%

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	97%	162%	193%	164%	300%

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Investor P
	Year Ended December 31, 2019		Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$9.85		$9.83

Net investment income(b)	0.27		0.10
Net realized and unrealized gain	0.54		0.03

Net increase from investment operations	0.81		0.13

Distributions(c)
From net investment income	(0.27)		(0.11)
From return of capital	—		(0.00	)(d)

Total distributions	(0.27)		(0.11)

Net asset value, end of period	$10.39		$9.85

Total Return(e)
Based on net asset value	8.32	%(f)	1.30	%(g)

Ratios to Average Net Assets(h)(i)
Total expenses	0.35%		0.34	%(j)

Total expenses after fees waived and/or reimbursed	0.35%		0.34	%(j)

Net investment income	2.54%		2.61	%(j)

Supplemental Data
Net assets, end of period (000)	$2,714		$277

Portfolio turnover rate of the Master Portfolio(k)	158%		274%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(i)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%	0.01%
Investments in underlying funds	0.01%	0.01%

(j)	Annualized.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18

Portfolio turnover rate (excluding MDRs)	97%	162%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares U.S. Aggregate Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2019, the percentage of the Master Portfolio owned by the Fund was 18.27%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

Institutional	Investor A	Class K	Investor P
0.06%	0.06%	0.01%	0.06%

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$107,104	$75,495	$134,063	$690	$317,352

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2019, BAL did not waive any amount.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Investor A Shares and Investor P Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A	Investor P	Total
$314,649	$2,890	$317,539

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares, which totaled $1,834.

For the year ended December 31, 2019, affiliates received CDSCs of $72 for Investor P Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BAL and BFA, as applicable, has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2020. For the year ended December 31, 2019, the amount waived was $12,195.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$48,469,960	$31,124,360
Return of capital	—	16,807

	$48,469,960	$31,141,167

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$9,322
Non-expiring Capital loss carryforwards(a)	(6,508,092)
Net unrealized gains(b)	62,491,735

$55,992,965

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

During the year ended December 31, 2019, the Fund utilized $2,880,973 of its capital loss carryforward.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,058,082	$172,024,769	10,611,905	$103,995,282
Shares issued in reinvestment of distributions	504,982	5,169,750	338,915	3,320,601
Shares redeemed	(14,794,426)	(149,308,238)	(5,410,391)	(53,156,868)

Net increase	2,768,638	$27,886,281	5,540,429	$54,159,015

Investor A
Shares sold	6,256,906	$63,943,486	7,603,618	$74,842,788
Shares issued in reinvestment of distributions	320,092	3,277,425	307,740	3,018,107
Shares redeemed	(7,741,876)	(79,075,805)	(7,079,417)	(69,658,569)

Net increase (decrease)	(1,164,878)	$(11,854,894)	831,941	$8,202,326

Class K
Shares sold	93,270,582	$957,362,242	65,903,541	$647,766,551
Shares issued in reinvestment of distributions	3,642,925	37,420,389	2,464,274	24,169,734
Shares redeemed	(34,792,319)	(356,492,335)	(38,677,132)	(379,721,218)

Net increase	62,121,188	$638,290,296	29,690,683	$292,215,067

			Period from 08/06/18 (a) to 12/31/18

Investor P
Shares sold	251,721	$2,603,182	28,116	$275,976
Shares issued in reinvestment of distributions	2,681	27,817	19	187
Shares redeemed	(21,283)	(219,665)	(1)	(8)

Net increase	233,119	$2,411,334	28,134	$276,155

Total Net Increase	63,958,067	$656,733,017	36,091,187	$354,852,563

(a)	Commencement of operations

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2019, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 20,346 Investor P Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Report of Independent Registered Public Accounting Firm	iShares U.S. Aggregate Bond Index Fund

To the Board of Trustees of

BlackRock Funds III and Shareholders of iShares U.S. Aggregate Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares U.S. Aggregate Bond Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Federal Obligation Interest(a)	31.42%
Interest-Related Dividends for Non-U.S. Residents(b)	83.10

(a)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information as of December 31, 2019	U.S. Total Bond Index Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
U.S. Treasury Obligations	34%
U.S. Government Sponsored Agency Securities	25
Corporate Bonds	21
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	1
Municipal Bonds	1
Asset-Backed Securities	—	(a)
Preferred Securities	—	(a)
Short-Term Securities	16
TBA Sale Commitments	(1)

(a)	Represents less than 1%.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments (c)
AAA/Aaa(d)	73%
AA/Aa	4
A	12
BBB/Baa	11
N/R	—	(a)

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

MASTER PORTFOLIO INFORMATION	19

Schedule of Investments December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.5%
American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87%, 10/15/24	$4,530	$4,628,403
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 03/18/24	4,000	4,139,715
Citibank Credit Card Issuance Trust:
Series 2014-A5, Class A5, 2.68%, 06/07/23	6,870	6,950,340
Series 2016-A2, Class A2, 2.19%, 11/20/23	9,750	9,805,525
Series 2017-A3, Class A3, 1.92%, 04/07/22	3,600	3,599,807
Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.16%, 03/15/23	3,250	3,259,736
Honda Auto Receivables Owner Trust, Series 2017-4, Class A4, 2.21%, 03/21/24	6,525	6,548,834
Nissan Auto Receivables 2019-B Owner Trust, Series 2019-B, Class A4, 2.54%, 12/15/25	6,000	6,098,830
Synchrony Credit Card Master Note Trust, Class A:
Series 2015-1, 2.37%, 03/15/23	3,000	3,002,336
Series 2018-2, 3.47%, 05/15/26	3,415	3,565,988

Total Asset-Backed Securities — 0.5% (Cost — $50,752,493)		51,599,514

Corporate Bonds — 25.5%

Aerospace & Defense — 0.4%
Boeing Co.:
2.30%, 08/01/21(a)	300	301,698
2.35%, 10/30/21	75	75,729
2.13%, 03/01/22	250	250,670
1.88%, 06/15/23(a)	500	496,875
2.70%, 02/01/27	230	233,199
2.80%, 03/01/27	1,000	1,016,216
3.20%, 03/01/29(a)	1,000	1,042,921
2.95%, 02/01/30(a)	570	583,472
6.13%, 02/15/33(a)	100	130,487
3.25%, 02/01/35	600	614,078
3.30%, 03/01/35	65	65,266
3.38%, 06/15/46	250	244,329
3.85%, 11/01/48	1,000	1,062,384
3.90%, 05/01/49(a)	750	814,233
3.75%, 02/01/50(a)	540	574,299
3.95%, 08/01/59	500	534,091
Embraer Netherlands Finance BV:
5.05%, 06/15/25	250	273,906
5.40%, 02/01/27(a)	500	563,438
General Dynamics Corp.:
3.00%, 05/11/21	3,000	3,050,488
3.88%, 07/15/21(a)	50	51,359
2.25%, 11/15/22	500	505,366
3.38%, 05/15/23	500	522,448
3.50%, 05/15/25	1,000	1,071,675
2.13%, 08/15/26	500	495,939
3.75%, 05/15/28	500	550,550
L3Harris Technologies, Inc.:
3.83%, 04/27/25	500	533,625
4.85%, 04/27/35(a)	1,065	1,257,354
4.95%, 02/15/21(a)(b)	250	256,147
4.40%, 06/15/28(b)	250	278,727
2.90%, 12/15/29	200	203,175
Lockheed Martin Corp.:
3.35%, 09/15/21	1,000	1,025,054
3.55%, 01/15/26	2,250	2,413,931
3.60%, 03/01/35(a)	65	71,080
4.07%, 12/15/42	100	114,199
3.80%, 03/01/45	1,500	1,666,109

Security	Par (000)	Value

Aerospace & Defense (continued)
4.70%, 05/15/46	$750	$953,677
4.09%, 09/15/52(a)	500	586,696
Northrop Grumman Corp.:
3.25%, 08/01/23(a)	500	521,275
2.93%, 01/15/25(a)	1,000	1,031,200
3.25%, 01/15/28	2,000	2,087,338
4.75%, 06/01/43(a)	375	453,263
4.03%, 10/15/47(a)	1,500	1,675,640
Raytheon Co.:
4.88%, 10/15/40(a)	250	313,449
4.70%, 12/15/41	100	124,000
Rockwell Collins, Inc.:
2.80%, 03/15/22	1,000	1,017,605
3.50%, 03/15/27	1,000	1,062,145
4.35%, 04/15/47	1,000	1,177,739
United Technologies Corp.:
3.35%, 08/16/21	400	409,599
1.95%, 11/01/21	250	250,545
3.10%, 06/01/22	600	615,624
3.65%, 08/16/23	1,250	1,318,009
2.65%, 11/01/26(a)	1,000	1,023,854
3.13%, 05/04/27(a)	1,000	1,049,399
4.13%, 11/16/28(a)	3,000	3,375,282
4.45%, 11/16/38(a)	500	591,683
5.70%, 04/15/40(a)	300	403,948
4.50%, 06/01/42(a)	1,700	2,038,167
4.15%, 05/15/45	500	573,508
3.75%, 11/01/46	750	817,324
4.05%, 05/04/47	500	573,575
4.63%, 11/16/48	1,250	1,566,473

		48,555,534

Air Freight & Logistics — 0.1%
FedEx Corp.:
4.00%, 01/15/24(a)	250	267,539
3.25%, 04/01/26(a)	545	567,257
3.30%, 03/15/27	500	517,057
3.10%, 08/05/29(a)	1,000	999,291
3.90%, 02/01/35	190	193,694
3.88%, 08/01/42(a)	50	48,236
4.75%, 11/15/45	160	168,502
4.55%, 04/01/46	750	771,464
4.40%, 01/15/47	500	502,305
4.05%, 02/15/48	1,000	966,225
4.95%, 10/17/48	1,000	1,093,258
United Parcel Service, Inc.:
3.13%, 01/15/21	500	505,969
2.05%, 04/01/21	500	501,339
2.45%, 10/01/22	500	508,016
2.50%, 04/01/23(a)	2,000	2,036,805
2.40%, 11/15/26(a)	2,000	2,022,028
3.05%, 11/15/27	500	525,981
6.20%, 01/15/38(a)	100	139,311
3.63%, 10/01/42	250	255,526
3.40%, 11/15/46(a)	220	219,462
3.75%, 11/15/47(a)	500	538,835
4.25%, 03/15/49	1,000	1,171,366
3.40%, 09/01/49	300	303,980

		14,823,446

Airlines — 0.1%
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24	99	103,539
Series 2016-2, Class AA, 3.20%, 12/15/29	427	439,388
Series 2019-1, Class AA, 3.15%, 08/15/33	1,000	1,028,219

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Airlines (continued)
Continental Airlines Pass-Through Trust, Series 2012-1, Class A, 4.15%, 10/11/25	$34	$35,729
Continental Airlines, Inc. Pass Through Trust, Series 2-A, 4.00%, 04/29/26	350	369,032
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 10/25/25	1,000	1,040,253
Delta Air Lines, Inc., 3.75%, 10/28/29	1,000	998,410
JetBlue 2019-1 Class AA Pass Through Trust, Series AA, 2.75%, 11/15/33(a)	940	951,840
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 02/15/27	151	161,320
Series 2016-1, Class AA, 3.10%, 01/07/30	447	458,273
Series AA, 2.70%, 11/01/33	1,350	1,355,255
US Airways Pass Through Trust, Series 2013-1 Class A, 3.95%, 05/15/27	163	171,545

		7,112,803

Auto Components — 0.1%
American Honda Finance Corp.:
1.65%, 07/12/21(a)	750	748,269
1.95%, 05/20/22	300	301,089
2.05%, 01/10/23	895	898,428
3.63%, 10/10/23	2,000	2,112,076
2.40%, 06/27/24(a)	1,000	1,011,192
2.15%, 09/10/24	1,000	1,000,788
2.30%, 09/09/26	1,000	998,241
Aptiv PLC, 4.40%, 10/01/46(a)	500	481,962
BorgWarner, Inc., 3.38%, 03/15/25	70	73,240
Daimler Finance North America LLC, 8.50%, 01/18/31	600	893,041
Lear Corp., 4.25%, 05/15/29	1,000	1,033,702
PACCAR Financial Corp., 2.00%, 09/26/22	2,180	2,192,390
Toyota Motor Corp.:
2.36%, 07/02/24	500	507,085
2.76%, 07/02/29	185	189,833
Toyota Motor Credit Corp., 2.00%, 10/07/24	3,000	3,000,406

		15,441,742

Automobiles — 0.1%
Ford Motor Co.:
4.35%, 12/08/26	750	774,989
7.45%, 07/16/31	150	178,269
4.75%, 01/15/43	1,850	1,644,231
5.29%, 12/08/46	500	476,447
General Motors Co.:
4.88%, 10/02/23	600	643,955
4.00%, 04/01/25(a)	2,000	2,108,491
4.20%, 10/01/27	2,000	2,091,787
5.00%, 04/01/35	750	775,292
6.60%, 04/01/36(a)	250	295,075
5.15%, 04/01/38	500	511,492
5.20%, 04/01/45	250	252,501
6.75%, 04/01/46	275	322,610
5.40%, 04/01/48	500	517,849
5.95%, 04/01/49	1,000	1,108,612

		11,701,600

Banks — 2.7%
Australia & New Zealand Banking Group Ltd.:
3.30%, 05/17/21	1,000	1,019,541
2.30%, 06/01/21	1,000	1,005,411
2.05%, 11/21/22	1,705	1,711,064
Bancolombia SA, 5.95%, 06/03/21	100	105,000
Bank of Montreal:
2.35%, 09/11/22(a)	2,000	2,027,195

Security	Par (000)	Value

Banks (continued)
2.50%, 06/28/24	$1,000	$1,012,399
Series D, 3.10%, 04/13/21	1,000	1,016,333
Series E, 3.30%, 02/05/24(a)	4,000	4,169,606
Bank of New York Mellon Corp.:
2.50%, 04/15/21	250	251,729
2.05%, 05/03/21	500	501,591
3.55%, 09/23/21	50	51,372
2.60%, 02/07/22	1,000	1,015,207
1.95%, 08/23/22	1,000	1,002,209
3.45%, 08/11/23(a)	500	525,636
2.20%, 08/16/23	1,000	1,010,233
2.10%, 10/24/24(a)	250	250,326
2.80%, 05/04/26	70	71,992
3.25%, 05/16/27	750	788,503
3.85%, 04/28/28(a)	2,000	2,237,162
3.30%, 08/23/29	1,000	1,046,965
Series G, 3.00%, 02/24/25	105	109,213
Bank of Nova Scotia:
2.45%, 03/22/21	500	504,046
3.13%, 04/20/21	1,750	1,777,642
2.80%, 07/21/21	750	761,282
2.70%, 03/07/22	1,000	1,017,654
2.45%, 09/19/22(a)	2,000	2,030,181
2.00%, 11/15/22	1,000	1,001,614
2.38%, 01/18/23	475	482,167
3.40%, 02/11/24	1,000	1,047,849
4.50%, 12/16/25(a)	250	274,653
2.70%, 08/03/26	1,000	1,017,829
Barclays Bank PLC, 2.65%, 01/11/21	2,000	2,013,083
Barclays PLC:
3.25%, 01/12/21(a)	1,250	1,260,550
3.20%, 08/10/21(a)	750	760,176
3.68%, 01/10/23	1,500	1,538,240
(3 mo. LIBOR US + 1.36%), 4.34%, 05/16/24(c)	2,000	2,108,800
3.65%, 03/16/25	450	468,394
4.38%, 01/12/26	1,000	1,080,300
4.34%, 01/10/28(a)	750	804,973
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(c)	2,250	2,537,124
4.95%, 01/10/47	1,000	1,181,289
BBVA USA:
2.50%, 08/27/24	1,000	991,939
3.88%, 04/10/25	250	262,645
BNP Paribas SA:
3.25%, 03/03/23	250	259,180
5.00%, 01/15/21	100	103,172
4.25%, 10/15/24(a)	250	268,242
BPCE SA:
2.65%, 02/03/21	1,000	1,007,021
4.00%, 04/15/24	250	267,489
Canadian Imperial Bank of Commerce:
(3 mo. LIBOR US + 0.79%), 2.61%, 07/22/23(c)	2,000	2,021,823
3.50%, 09/13/23	2,000	2,098,942
Citibank NA:
2.85%, 02/12/21	2,000	2,019,542
3.40%, 07/23/21	750	766,106
3.65%, 01/23/24	500	529,319
Citizens Bank NA/Providence RI:
2.55%, 05/13/21	1,000	1,007,690
2.65%, 05/26/22	250	253,112
Citizens Financial Group, Inc., 2.85%, 07/27/26	1,500	1,528,642
Comerica, Inc.:
3.70%, 07/31/23	250	262,815
4.00%, 02/01/29	1,000	1,092,563

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Cooperatieve Rabobank UA:
2.50%, 01/19/21	$4,000	$4,023,911
2.75%, 01/10/22	2,000	2,033,780
3.88%, 02/08/22	150	156,223
3.95%, 11/09/22(a)	1,000	1,045,606
2.75%, 01/10/23	2,000	2,039,245
4.63%, 12/01/23(a)	500	541,961
3.38%, 05/21/25	500	530,117
4.38%, 08/04/25	500	542,616
3.75%, 07/21/26(a)	500	520,993
5.25%, 05/24/41(a)	1,025	1,401,170
5.25%, 08/04/45(a)	1,250	1,599,621
Credit Suisse AG, 2.10%, 11/12/21	2,250	2,260,649
Credit Suisse AG, New York:
3.00%, 10/29/21	3,250	3,315,247
3.63%, 09/09/24(a)	1,250	1,329,883
Discover Bank:
3.20%, 08/09/21	1,000	1,017,581
3.35%, 02/06/23(a)	500	515,660
4.20%, 08/08/23	2,000	2,126,229
2.45%, 09/12/24	600	598,927
(5 year USD Swap + 1.73%), 4.68%, 08/09/28(a)(c)	1,000	1,045,000
Fifth Third Bancorp:
3.50%, 03/15/22	100	103,140
4.30%, 01/16/24	250	268,748
8.25%, 03/01/38	425	649,415
Fifth Third Bank:
2.25%, 06/14/21(a)	1,000	1,005,416
3.35%, 07/26/21(a)	1,000	1,022,103
2.88%, 10/01/21	200	203,029
3.95%, 07/28/25	500	543,481
3.85%, 03/15/26	500	532,766
First Republic Bank, 4.63%, 02/13/47(a)	500	570,642
HSBC Holdings PLC:
3.40%, 03/08/21	1,500	1,523,833
5.10%, 04/05/21	500	518,579
2.95%, 05/25/21	500	506,351
2.65%, 01/05/22	1,500	1,516,549
4.88%, 01/14/22(a)	150	158,382
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(c)	1,000	1,022,861
3.60%, 05/25/23	750	782,464
4.25%, 03/14/24(a)	500	530,574
(3 mo. LIBOR US + 0.99%), 3.95%, 05/18/24(a)(c)	380	399,821
4.25%, 08/18/25(a)	500	534,770
(3 mo. LIBOR US + 1.14%), 2.63%, 11/07/25(c)	1,000	1,003,989
4.30%, 03/08/26(a)	1,000	1,089,057
3.90%, 05/25/26	1,000	1,066,723
(3 mo. LIBOR US + 1.35%), 4.29%, 09/12/26(c)	4,000	4,325,702
4.38%, 11/23/26	2,000	2,163,079
(3 mo. LIBOR US + 1.55%), 4.04%, 03/13/28(a)(c)	3,000	3,209,905
(3 mo. LIBOR US + 1.53%), 4.58%, 06/19/29(c)	3,000	3,354,726
(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(a)(c)	1,000	1,078,365
6.50%, 05/02/36(a)	200	273,332
6.50%, 09/15/37	750	1,036,903
6.80%, 06/01/38(a)	250	356,228
6.10%, 01/14/42(a)	1,000	1,420,144
5.25%, 03/14/44(a)	1,250	1,581,158
Huntington Bancshares, Inc.:
3.15%, 03/14/21	1,250	1,265,512
2.63%, 08/06/24	775	786,073
4.00%, 05/15/25(a)	2,000	2,161,319

Security	Par (000)	Value

Banks (continued)
ING Groep NV:
4.10%, 10/02/23	$1,000	$1,063,302
3.95%, 03/29/27	250	269,588
4.55%, 10/02/28	1,000	1,134,741
4.05%, 04/09/29(a)	1,000	1,098,837
KeyBank NA:
2.50%, 11/22/21	1,000	1,011,307
3.30%, 02/01/22	1,000	1,027,334
2.30%, 09/14/22	350	353,886
3.38%, 03/07/23	250	259,838
3.90%, 04/13/29	1,000	1,074,287
KeyCorp(a):
5.10%, 03/24/21	2,100	2,179,408
2.55%, 10/01/29	500	488,966
KFW:
1.63%, 03/15/21	1,250	1,249,500
2.63%, 04/12/21	2,000	2,024,137
1.50%, 06/15/21	4,500	4,490,008
1.75%, 09/15/21	500	500,900
2.00%, 11/30/21	2,000	2,013,247
2.13%, 03/07/22	2,000	2,019,839
2.13%, 06/15/22	2,250	2,274,772
2.38%, 12/29/22	3,000	3,060,928
2.13%, 01/17/23	200	202,566
2.63%, 02/28/24(a)	1,000	1,035,047
2.50%, 11/20/24	2,000	2,069,348
2.00%, 05/02/25	2,000	2,024,180
2.88%, 04/03/28	5,000	5,348,415
Kreditanstalt fuer Wiederaufbau:
3.13%, 12/15/21	4,000	4,113,405
1.38%, 08/05/24(a)	5,000	4,913,335
1.75%, 09/14/29	500	489,550
Lloyds Bank PLC, 2.25%, 08/14/22	1,000	1,004,960
M&T Bank Corp., 3.55%, 07/26/23	2,000	2,100,034
MUFG Union Bank NA, 2.10%, 12/09/22	1,000	1,002,809
National Australia Bank Ltd.:
3.70%, 11/04/21	500	515,905
2.50%, 05/22/22(a)	1,000	1,011,844
2.88%, 04/12/23	2,000	2,047,587
2.50%, 07/12/26	1,250	1,250,777
Northern Trust Corp., 3.65%, 08/03/28	250	273,115
Oesterreichische Kontrollbank AG, 2.88%, 03/13/23	2,000	2,071,698
PNC Bank NA:
2.15%, 04/29/21	500	501,640
2.45%, 07/28/22(a)	750	760,248
2.95%, 01/30/23	250	255,890
2.95%, 02/23/25(a)	250	258,867
4.05%, 07/26/28	500	548,832
PNC Financial Services Group, Inc.:
3.30%, 03/08/22	75	77,056
3.90%, 04/29/24	2,000	2,128,203
2.20%, 11/01/24	300	301,115
3.45%, 04/23/29	2,000	2,134,779
Regions Financial Corp.:
2.75%, 08/14/22	500	509,041
3.80%, 08/14/23(a)	2,000	2,117,324
Royal Bank of Canada:
2.50%, 01/19/21	250	251,799
3.70%, 10/05/23	2,000	2,114,460
2.55%, 07/16/24(a)	1,000	1,015,389
2.25%, 11/01/24	1,500	1,506,367
4.65%, 01/27/26(a)	700	776,522

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Santander Holdings USA, Inc.:
3.40%, 01/18/23	$2,000	$2,050,692
3.24%, 10/05/26(b)	2,000	2,022,154
Santander UK Group Holdings PLC:
3.13%, 01/08/21	75	75,641
2.88%, 08/05/21	1,000	1,009,318
(3 mo. LIBOR US + 1.08%), 3.37%, 01/05/24(c)	3,000	3,073,802
Santander UK PLC, 2.88%, 06/18/24(a)	1,500	1,534,209
Skandinaviska Enskilda Banken AB, 2.63%, 03/15/21	1,000	1,006,304
Svenska Handelsbanken AB:
2.45%, 03/30/21	500	503,327
3.35%, 05/24/21(a)	2,000	2,039,472
Synchrony Bank, 3.00%, 06/15/22	500	509,808
Toronto-Dominion Bank:
2.13%, 04/07/21	500	503,004
3.25%, 06/11/21	500	510,660
1.80%, 07/13/21(a)	2,000	2,001,400
1.90%, 12/01/22	730	730,699
3.50%, 07/19/23(a)	500	526,307
2.65%, 06/12/24	500	512,196
(5 year USD Swap + 2.21%), 3.63%, 09/15/31(a)(c)	500	522,948
Truist Bank:
2.45%, 08/01/22	1,000	1,010,875
(3 mo. LIBOR US + 0.59%), 3.50%, 08/02/22(c)	4,000	4,091,122
2.75%, 05/01/23	500	509,037
(3 mo. LIBOR US + 0.74%), 3.69%, 08/02/24(c)	365	383,190
2.15%, 12/06/24	1,000	998,422
3.80%, 10/30/26(a)	250	268,286
(5 year CMT + 1.15%), 2.64%, 09/17/29(c)	1,000	1,000,069
Truist Financial Corp.:
2.90%, 03/03/21	500	505,229
2.75%, 04/01/22(a)	1,000	1,017,721
3.75%, 12/06/23(a)	2,000	2,121,657
2.50%, 08/01/24	2,000	2,026,336
2.85%, 10/26/24	500	516,606
US Bancorp, 2.95%, 07/15/22	2,000	2,046,697
US Bancorp.:
4.13%, 05/24/21(a)	50	51,472
2.40%, 07/30/24	1,000	1,013,920
3.90%, 04/26/28(a)	2,000	2,244,433
Series V, 2.63%, 01/24/22(a)	2,000	2,031,720
Series V, 2.38%, 07/22/26	500	501,561
US Bank NA:
3.40%, 07/24/23	3,000	3,134,501
2.80%, 01/27/25	500	517,059
Wells Fargo & Co.:
3.00%, 01/22/21	250	252,918
2.50%, 03/04/21	2,740	2,759,689
4.60%, 04/01/21	1,000	1,032,453
2.10%, 07/26/21	1,000	1,001,469
3.50%, 03/08/22	5,000	5,163,567
2.63%, 07/22/22	3,750	3,806,040
3.07%, 01/24/23	2,500	2,551,590
4.13%, 08/15/23(a)	1,750	1,858,220
4.48%, 01/16/24	250	270,006
3.30%, 09/09/24(a)	750	786,019
3.00%, 02/19/25	350	361,173
3.55%, 09/29/25	1,000	1,058,912
(3 mo. LIBOR US + 0.83%), 2.41%, 10/30/25(c)	1,000	1,000,942
3.00%, 04/22/26	1,750	1,800,200
4.10%, 06/03/26(a)	2,020	2,178,384

Security	Par (000)	Value

Banks (continued)
3.00%, 10/23/26	$1,750	$1,793,581
(3 mo. LIBOR US + 1.17%), 3.20%, 06/17/27(c)	1,335	1,385,281
4.30%, 07/22/27	1,500	1,643,833
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(c)	1,500	1,594,600
4.15%, 01/24/29	2,000	2,227,928
(3 mo. LIBOR US + 1.17%), 2.88%, 10/30/30(c)	1,000	1,006,951
5.38%, 11/02/43(a)	900	1,155,889
5.61%, 01/15/44	656	864,507
4.65%, 11/04/44	3,345	3,934,344
3.90%, 05/01/45	150	170,139
4.90%, 11/17/45	500	611,641
4.40%, 06/14/46	600	684,370
4.75%, 12/07/46	1,600	1,921,433
Series M, 3.45%, 02/13/23	450	466,037
Wells Fargo Bank N.A., 3.55%, 08/14/23	500	524,036
Wells Fargo Bank NA:
2.60%, 01/15/21	2,000	2,014,025
(3 mo. LIBOR US + 0.65%), 2.08%, 09/09/22(c)	1,000	1,001,550
6.60%, 01/15/38	500	723,718
Westpac Banking Corp.:
2.65%, 01/25/21	4,000	4,027,089
2.10%, 05/13/21	500	501,466
2.75%, 01/11/23	3,000	3,056,816
2.35%, 02/19/25	500	501,240
2.85%, 05/13/26	500	512,243
3.40%, 01/25/28	500	532,948
(5 year USD ICE Swap + 2.24%), 4.32%, 11/23/31(c)	750	794,215
4.42%, 07/24/39	1,000	1,100,087
Zions Bancorp NA, 3.25%, 10/29/29	1,000	982,014
3.50%, 08/27/21	250	255,856

		305,864,538

Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.:
3.65%, 02/01/26	2,250	2,399,766
4.70%, 02/01/36(a)	2,500	2,896,886
4.90%, 02/01/46	5,620	6,666,009
Anheuser-Busch InBev Finance, Inc.:
3.30%, 02/01/23	4,036	4,181,501
3.65%, 02/01/26	500	530,939
4.63%, 02/01/44	650	737,262
4.90%, 02/01/46	500	590,609
Anheuser-Busch InBev Worldwide, Inc.:
4.15%, 01/23/25	2,000	2,179,738
4.00%, 04/13/28	1,000	1,100,553
4.75%, 01/23/29	500	579,585
4.38%, 04/15/38	1,000	1,123,382
8.20%, 01/15/39(a)	150	237,238
5.45%, 01/23/39	1,000	1,258,432
4.95%, 01/15/42	500	591,863
3.75%, 07/15/42(a)	300	310,204
4.60%, 04/15/48	1,000	1,144,404
4.44%, 10/06/48	632	708,860
5.55%, 01/23/49(a)	3,000	3,897,949
4.75%, 04/15/58(a)	500	584,796
5.80%, 01/23/59	1,000	1,365,738
Coca-Cola Co.:
3.30%, 09/01/21(a)	2,000	2,049,568
2.20%, 05/25/22(a)	250	252,602
1.75%, 09/06/24	1,000	993,152
2.88%, 10/27/25(a)	125	130,345
2.55%, 06/01/26(a)	750	766,717

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
2.90%, 05/25/27	$250	$261,405
2.13%, 09/06/29	1,000	974,864
Coca-Cola Femsa SAB de CV, 3.88%, 11/26/23(a)	500	527,344
Constellation Brands, Inc.:
2.65%, 11/07/22	4,000	4,056,300
3.70%, 12/06/26(a)	750	796,443
3.50%, 05/09/27(a)	1,000	1,044,814
3.15%, 08/01/29	2,000	2,022,953
Diageo Capital PLC:
2.63%, 04/29/23(a)	250	255,335
3.50%, 09/18/23(a)	2,000	2,107,023
3.88%, 05/18/28	1,000	1,096,716
2.38%, 10/24/29(a)	830	818,939
3.88%, 04/29/43	125	138,085
Diageo Investment Corp.:
2.88%, 05/11/22	100	102,021
4.25%, 05/11/42(a)	250	288,165
Keurig Dr. Pepper, Inc.:
3.55%, 05/25/21	1,750	1,787,379
2.70%, 11/15/22	100	100,965
4.06%, 05/25/23	500	527,351
4.42%, 05/25/25	250	273,043
4.60%, 05/25/28	750	842,208
4.99%, 05/25/38	250	295,214
4.42%, 12/15/46	500	538,936
5.09%, 05/25/48	750	903,636
Molson Coors Brewing Co.:
2.10%, 07/15/21	750	750,657
3.50%, 05/01/22(a)	75	77,107
3.00%, 07/15/26(a)	2,345	2,374,194
5.00%, 05/01/42	750	820,091
4.20%, 07/15/46	500	499,075
PepsiCo, Inc.:
3.00%, 08/25/21	750	764,946
2.75%, 03/05/22	250	255,227
3.10%, 07/17/22	500	515,932
2.75%, 03/01/23	300	308,349
3.60%, 03/01/24(a)	250	266,202
2.75%, 04/30/25	1,000	1,036,177
3.50%, 07/17/25	250	268,517
2.85%, 02/24/26	500	519,368
2.38%, 10/06/26	1,000	1,015,187
3.00%, 10/15/27	1,000	1,060,091
2.63%, 07/29/29(a)	1,000	1,020,674
3.60%, 08/13/42	100	107,529
4.60%, 07/17/45(a)	500	620,309
4.45%, 04/14/46(a)	1,000	1,228,538
3.45%, 10/06/46	2,250	2,388,583
2.88%, 10/15/49(a)	500	483,615

		73,417,605

Biotechnology — 0.3%
Amgen, Inc.:
4.10%, 06/15/21	250	256,848
1.85%, 08/19/21	250	249,463
3.88%, 11/15/21	1,000	1,031,572
2.70%, 05/01/22	500	506,756
2.25%, 08/19/23	250	252,349
3.63%, 05/22/24	250	264,173
3.13%, 05/01/25(a)	750	782,519
2.60%, 08/19/26(a)	715	724,388
3.20%, 11/02/27(a)	2,000	2,107,844
4.95%, 10/01/41	2,000	2,382,463
5.65%, 06/15/42(a)	750	951,582

Security	Par (000)	Value

Biotechnology (continued)
4.40%, 05/01/45	$925	$1,036,508
4.56%, 06/15/48	500	581,229
4.66%, 06/15/51(a)	904	1,065,123
Baxalta, Inc.:
4.00%, 06/23/25	1,398	1,506,506
5.25%, 06/23/45	105	135,614
Biogen, Inc.:
4.05%, 09/15/25	595	647,265
5.20%, 09/15/45	750	905,812
Gilead Sciences, Inc.:
1.95%, 03/01/22	1,000	1,001,420
2.50%, 09/01/23	500	507,616
3.70%, 04/01/24	1,750	1,855,925
3.50%, 02/01/25	170	180,451
3.65%, 03/01/26(a)	1,325	1,427,018
2.95%, 03/01/27(a)	500	519,466
4.60%, 09/01/35	1,350	1,612,067
5.65%, 12/01/41(a)	50	65,713
4.80%, 04/01/44	500	600,891
4.50%, 02/01/45	1,150	1,336,876
4.75%, 03/01/46(a)	1,000	1,202,535
4.15%, 03/01/47(a)	1,500	1,671,083

		27,369,075

Building Materials — 0.0%
Martin Marietta Materials, Inc., 4.25%, 12/15/47	250	259,952

Building Products — 0.1%
Allegion PLC, 3.50%, 10/01/29	500	508,983
Fortune Brands Home & Security, Inc., 3.25%, 09/15/29(a)	500	505,708
Johnson Controls International PLC:
3.63%, 07/02/24(d)	75	78,300
4.63%, 07/02/44	750	824,437
5.13%, 09/14/45	24	28,041
4.50%, 02/15/47(a)	250	270,421
4.95%, 07/02/64(a)(d)	179	189,398
Masco Corp., 4.38%, 04/01/26(a)	1,000	1,080,705
Owens Corning:
4.20%, 12/01/24	250	263,820
4.40%, 01/30/48	1,000	967,374

		4,717,187

Capital Markets — 0.9%
Ameriprise Financial, Inc.:
4.00%, 10/15/23	150	160,785
2.88%, 09/15/26(a)	500	511,117
Brookfield Asset Management, Inc., 4.00%, 01/15/25	250	268,927
Brookfield Finance, Inc.:
4.00%, 04/01/24	150	160,887
3.90%, 01/25/28(a)	1,000	1,072,573
4.70%, 09/20/47	500	575,105
Charles Schwab Corp.:
3.00%, 03/10/25	80	83,067
3.85%, 05/21/25(a)	1,000	1,083,676
3.20%, 01/25/28(a)	1,000	1,050,777
3.25%, 05/22/29(a)	200	211,767
CME Group, Inc.:
3.00%, 09/15/22	1,000	1,029,479
3.00%, 03/15/25	250	259,749
3.75%, 06/15/28	1,000	1,104,898
5.30%, 09/15/43(a)	100	133,997
Franklin Resources, Inc., 2.80%, 09/15/22	150	153,290

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
FS KKR Capital Corp.:
4.63%, 07/15/24(a)	$500	$519,602
4.13%, 02/01/25	100	101,412
Goldman Sachs Group, Inc.:
2.88%, 02/25/21	1,000	1,009,957
2.63%, 04/25/21	500	504,364
5.25%, 07/27/21	500	524,710
2.35%, 11/15/21	1,500	1,505,960
5.75%, 01/24/22	2,350	2,522,761
3.00%, 04/26/22	3,000	3,037,890
(3 mo. LIBOR US + 0.82%), 2.88%, 10/31/22(c)	1,000	1,014,189
3.63%, 01/22/23(a)	150	156,229
(3 mo. LIBOR US + 0.99%), 2.91%, 07/24/23(c)	2,000	2,036,104
4.00%, 03/03/24(a)	3,425	3,649,805
3.85%, 07/08/24(a)	500	528,848
3.50%, 01/23/25	750	787,359
3.75%, 05/22/25	2,250	2,388,495
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(c)	1,000	1,035,304
4.25%, 10/21/25	1,050	1,140,547
3.75%, 02/25/26(a)	380	402,236
5.95%, 01/15/27	250	298,776
3.85%, 01/26/27	2,000	2,129,096
(3 mo. LIBOR US + 1.51%), 3.69%, 06/05/28(a)(c)	500	531,993
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(c)	1,000	1,072,878
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(a)(c)	1,000	1,102,579
6.75%, 10/01/37	1,650	2,292,063
(3 mo. LIBOR US + 1.37%), 4.02%, 10/31/38(a)(c)	2,000	2,173,561
(3 mo. LIBOR US + 1.43%), 4.41%, 04/23/39(c)	2,400	2,734,902
4.80%, 07/08/44	1,250	1,514,085
5.15%, 05/22/45	1,500	1,843,852
4.75%, 10/21/45	1,750	2,136,428
Invesco Finance PLC, 4.00%, 01/30/24(a)	250	265,757
Jefferies Group LLC, 5.13%, 01/20/23	650	701,986
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.:
4.85%, 01/15/27(a)	1,000	1,104,526
4.15%, 01/23/30	1,000	1,060,480
Landwirtschaftliche Rentenbank, Series 36, 2.00%, 12/06/21	2,000	2,013,011
Lazard Group LLC, 4.38%, 03/11/29(a)	1,000	1,089,936
Legg Mason, Inc., 5.63%, 01/15/44	625	709,835
Morgan Stanley:
5.75%, 01/25/21	750	778,928
2.50%, 04/21/21	500	503,791
5.50%, 07/28/21	1,600	1,685,486
2.63%, 11/17/21	2,750	2,782,966
2.75%, 05/19/22(a)	2,000	2,036,934
4.88%, 11/01/22	500	535,756
3.13%, 01/23/23	3,500	3,598,300
3.75%, 02/25/23(a)	500	523,605
4.10%, 05/22/23	250	263,990
(3 mo. LIBOR US + 0.85%), 3.74%, 04/24/24(c)	4,000	4,179,588
3.70%, 10/23/24	500	531,152
(Secured Overnight Financing Rate + 1.15%), 2.72%, 07/22/25(a)(c)	605	612,649
4.00%, 07/23/25	505	546,442
5.00%, 11/24/25(a)	1,250	1,408,007
3.88%, 01/27/26	500	537,047
3.13%, 07/27/26	500	516,271
4.35%, 09/08/26(a)	1,500	1,640,826
3.63%, 01/20/27	2,000	2,129,628
3.95%, 04/23/27	250	268,227
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(c)	2,250	2,392,455

Security	Par (000)	Value

Capital Markets (continued)
(3 mo. LIBOR US + 1.14%), 3.77%, 01/24/29(c)	$3,000	$3,229,358
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(c)	750	848,307
7.25%, 04/01/32	50	71,550
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(c)	1,000	1,110,939
(3 mo. LIBOR US + 1.43%), 4.46%, 04/22/39(a)(c)	3,000	3,536,215
6.38%, 07/24/42	50	73,713
4.30%, 01/27/45	500	588,158
4.38%, 01/22/47	1,000	1,199,281
Series F, 3.88%, 04/29/24	250	265,770
Nasdaq, Inc., 4.25%, 06/01/24	250	269,154
Owl Rock Capital Corp., 4.00%, 03/30/25	345	346,369
Raymond James Financial, Inc., 4.95%, 07/15/46	500	584,620
State Street Corp.:
3.10%, 05/15/23	250	257,981
3.30%, 12/16/24	405	427,258
(Secured Overnight Financing Rate + 0.94%), 2.35%, 11/01/25(c)	450	451,983
2.65%, 05/19/26(a)	1,000	1,017,920
(Secured Overnight Financing Rate + 1.49%), 3.03%, 11/01/34(c)	200	200,781
TD Ameritrade Holding Corp.:
2.95%, 04/01/22	250	255,575
3.63%, 04/01/25(a)	1,000	1,064,203
2.75%, 10/01/29	1,000	1,000,653
TPG Specialty Lending, Inc., 3.88%, 11/01/24	500	503,683

		100,277,129

Chemicals — 0.4%
Albemarle Corp., 4.15%, 12/01/24(a)	250	267,960
Cabot Corp., 4.00%, 07/01/29	1,500	1,573,373
Dow Chemical Co.:
3.00%, 11/15/22(a)	250	255,650
3.50%, 10/01/24	1,000	1,050,255
4.80%, 11/30/28	300	343,194
4.25%, 10/01/34(a)	1,600	1,750,731
9.40%, 05/15/39(a)	250	409,097
5.25%, 11/15/41	100	116,574
4.38%, 11/15/42(a)	250	267,041
5.55%, 11/30/48	1,000	1,249,987
DuPont de Nemours, Inc.:
4.21%, 11/15/23	2,000	2,139,897
4.73%, 11/15/28(a)	1,500	1,703,159
5.32%, 11/15/38(a)	750	895,253
5.42%, 11/15/48	1,000	1,233,880
Eastman Chemical Co.:
3.60%, 08/15/22	200	207,026
3.80%, 03/15/25(a)	1,050	1,107,731
4.50%, 12/01/28(a)	1,000	1,107,579
4.80%, 09/01/42	250	271,723
FMC Corp.:
3.20%, 10/01/26	155	158,335
3.45%, 10/01/29	115	118,908
4.50%, 10/01/49	165	180,047
International Flavors & Fragrances, Inc.(a):
4.45%, 09/26/28	500	546,844
5.00%, 09/26/48	500	567,695
LYB International Finance BV:
4.00%, 07/15/23	450	476,015
5.25%, 07/15/43	75	88,593
4.88%, 03/15/44(a)	350	394,379
LYB International Finance II BV, 3.50%, 03/02/27(a)	1,000	1,048,304
LYB International Finance III LLC, 4.20%, 10/15/49	330	344,434
LyondellBasell Industries NV, 4.63%, 02/26/55	600	631,358

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Methanex Corp.:
4.25%, 12/01/24	$250	$257,822
5.25%, 12/15/29	250	258,343
Mosaic Co.:
3.75%, 11/15/21	50	51,426
4.25%, 11/15/23(a)	1,000	1,066,825
4.05%, 11/15/27	1,000	1,038,490
5.45%, 11/15/33	250	283,797
Nutrien Ltd.:
3.15%, 10/01/22	1,050	1,072,857
3.50%, 06/01/23	250	258,110
3.63%, 03/15/24	250	261,143
3.38%, 03/15/25	1,395	1,445,610
3.00%, 04/01/25	250	255,141
4.00%, 12/15/26(a)	250	266,240
4.90%, 06/01/43	500	563,445
5.00%, 04/01/49	750	894,484
PPG Industries, Inc.:
2.40%, 08/15/24	1,000	1,010,013
2.80%, 08/15/29	1,000	1,007,945
Praxair, Inc.:
2.70%, 02/21/23(a)	1,000	1,021,376
2.65%, 02/05/25	165	168,975
3.20%, 01/30/26	250	263,540
Rohm & Haas Co., 7.85%, 07/15/29	250	334,289
RPM International, Inc., 5.25%, 06/01/45	250	280,133
SASOL Financing USA LLC:
5.88%, 03/27/24(a)	500	541,719
6.50%, 09/27/28	750	832,969
Sherwin-Williams Co.:
3.95%, 01/15/26(a)	500	535,134
3.45%, 06/01/27	250	264,535
2.95%, 08/15/29	620	626,218
4.50%, 06/01/47(a)	1,500	1,705,023
3.80%, 08/15/49	880	897,155
Westlake Chemical Corp.:
3.60%, 08/15/26	500	518,354
5.00%, 08/15/46	750	795,286

		39,281,419

Commercial Services & Supplies — 0.1%
American University, Series 2019, 3.67%, 04/01/49	135	144,795
California Institute of Technology, 3.65%, 09/01/19	263	255,094
Ecolab, Inc.:
4.35%, 12/08/21	122	127,757
2.38%, 08/10/22	500	505,123
3.25%, 01/14/23	250	257,992
3.25%, 12/01/27(a)	1,000	1,057,137
3.70%, 11/01/46	250	259,185
George Washington University:
4.87%, 09/15/45	100	125,449
Series 2014, 4.30%, 09/15/44	250	290,647
Series 2018, 4.13%, 09/15/48	164	189,320
Georgetown University:
Series A, 5.22%, 10/01/18	62	79,339
Series B, 4.32%, 04/01/49	40	47,847
Leland Stanford Junior University, 3.65%, 05/01/48(a)	250	278,998
Massachusetts Institute of Technology:
4.68%, 07/01/14	300	386,891
Series F, 2.99%, 07/01/50	289	287,078
Northwestern University:
3.87%, 12/01/48	100	112,310
Series 2017, 3.66%, 12/01/57	58	64,115

Security	Par (000)	Value

Commercial Services & Supplies (continued)
President and Fellows of Harvard College:
3.15%, 07/15/46	$175	$178,814
3.30%, 07/15/56(a)	200	206,946
Republic Services, Inc.:
5.25%, 11/15/21	50	53,040
3.55%, 06/01/22(a)	250	258,287
4.75%, 05/15/23(a)	250	269,231
2.50%, 08/15/24	205	207,348
3.20%, 03/15/25	250	260,130
2.90%, 07/01/26	85	87,087
3.95%, 05/15/28(a)	1,750	1,928,491
Trustees of Boston University, Series CC, 4.06%, 10/01/48	35	40,185
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48	110	117,174
University of Southern California, 3.03%, 10/01/39(a)	200	201,069
Waste Management, Inc.:
4.60%, 03/01/21(a)	100	102,465
2.90%, 09/15/22	200	204,638
2.40%, 05/15/23	500	505,147
3.15%, 11/15/27	1,000	1,043,519
3.45%, 06/15/29	1,500	1,606,434
3.90%, 03/01/35(a)	315	347,253
4.15%, 07/15/49(a)	500	572,119
William Marsh Rice University, 3.77%, 05/15/55	300	329,374

		12,987,828

Communications Equipment — 0.1%
Cisco Systems, Inc.:
2.20%, 02/28/21	1,000	1,005,853
2.90%, 03/04/21(a)	125	126,667
1.85%, 09/20/21	4,000	4,002,739
2.60%, 02/28/23(a)	500	511,241
2.95%, 02/28/26	500	521,550
5.90%, 02/15/39	500	700,736
5.50%, 01/15/40	850	1,161,335
Juniper Networks, Inc.(a):
4.35%, 06/15/25	250	269,022
3.75%, 08/15/29	1,000	1,040,165
5.95%, 03/15/41	500	570,259
Motorola Solutions, Inc.:
3.75%, 05/15/22	85	87,899
3.50%, 03/01/23	250	258,226
4.60%, 02/23/28	500	542,295
4.60%, 05/23/29(a)	965	1,053,436

		11,851,423

Construction & Engineering — 0.0%
ABB Finance USA, Inc.:
2.88%, 05/08/22	100	102,121
3.80%, 04/03/28	1,000	1,092,028
Fluor Corp., 3.50%, 12/15/24(a)	1,250	1,276,537

		2,470,686

Construction Materials — 0.0%
Vulcan Materials Co., 3.90%, 04/01/27(a)	1,000	1,056,959
WW Grainger, Inc., 4.60%, 06/15/45	1,250	1,494,618

		2,551,577

Consumer Discretionary — 0.0%
Royal Caribbean Cruises Ltd.:
5.25%, 11/15/22	1,000	1,082,873
3.70%, 03/15/28(a)	225	231,547

		1,314,420

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance — 0.5%
Ally Financial, Inc.:
4.25%, 04/15/21(a)	$2,000	$2,045,000
4.13%, 02/13/22	500	516,250
4.63%, 05/19/22(a)	500	523,750
3.88%, 05/21/24	1,500	1,571,250
5.13%, 09/30/24	300	330,837
4.63%, 03/30/25	2,500	2,706,250
American Express Co.:
3.38%, 05/17/21	3,000	3,057,367
2.65%, 12/02/22	1,000	1,019,270
3.40%, 02/27/23(a)	500	519,180
3.70%, 08/03/23	2,000	2,102,792
3.40%, 02/22/24	3,000	3,138,326
2.50%, 07/30/24	655	662,664
3.00%, 10/30/24(a)	1,000	1,033,922
3.63%, 12/05/24	300	317,184
4.05%, 12/03/42(a)	67	78,942
Capital One Bank USA NA, 3.38%, 02/15/23(a)	350	361,619
Capital One Financial Corp.:
4.75%, 07/15/21	1,000	1,041,447
3.20%, 01/30/23	4,000	4,112,755
3.50%, 06/15/23	110	114,319
3.75%, 04/24/24	250	263,305
3.20%, 02/05/25	250	258,993
4.20%, 10/29/25	340	367,025
3.75%, 07/28/26	230	242,344
3.75%, 03/09/27(a)	500	533,354
3.80%, 01/31/28(a)	1,000	1,075,424
Capital One NA:
2.25%, 09/13/21	1,000	1,004,517
2.15%, 09/06/22(a)	455	455,772
Caterpillar Financial Services Corp.:
1.70%, 08/09/21	1,000	998,563
2.95%, 02/26/22	1,000	1,022,796
1.90%, 09/06/22	1,000	1,002,019
2.63%, 03/01/23	2,000	2,037,896
3.45%, 05/15/23	400	419,035
3.65%, 12/07/23	1,000	1,061,361
3.30%, 06/09/24(a)	250	262,881
2.15%, 11/08/24	200	200,815
Discover Financial Services:
3.95%, 11/06/24	350	371,755
3.75%, 03/04/25	75	79,449
Mastercard, Inc.:
3.38%, 04/01/24(a)	250	265,302
2.00%, 03/03/25	1,200	1,197,030
3.50%, 02/26/28(a)	1,000	1,078,730
2.95%, 06/01/29	2,500	2,609,010
3.65%, 06/01/49	500	555,440
Synchrony Financial:
3.75%, 08/15/21	1,500	1,534,135
2.85%, 07/25/22(a)	175	177,162
4.50%, 07/23/25	190	205,012
3.95%, 12/01/27(a)	1,000	1,051,071
5.15%, 03/19/29(a)	500	568,945
Visa, Inc.:
2.15%, 09/15/22(a)	2,000	2,022,765
2.80%, 12/14/22	750	771,802
3.15%, 12/14/25	1,945	2,056,379
2.75%, 09/15/27(a)	2,150	2,249,963
4.15%, 12/14/35	500	589,798
4.30%, 12/14/45	1,750	2,151,284
3.65%, 09/15/47(a)	195	218,481

		56,212,737

Security	Par (000)	Value

Containers & Packaging — 0.0%
Packaging Corp. of America:
4.50%, 11/01/23(a)	$250	$268,623
3.00%, 12/15/29	200	201,026
4.05%, 12/15/49	150	155,942
WRKCo, Inc.:
4.65%, 03/15/26(a)	1,170	1,287,809
3.38%, 09/15/27(a)	500	511,997
4.00%, 03/15/28	1,000	1,075,327

		3,500,724

Diversified Financial Services — 2.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.95%, 02/01/22	1,250	1,291,555
3.30%, 01/23/23(a)	500	512,551
2.88%, 08/14/24	1,000	1,008,998
4.45%, 04/03/26	1,000	1,073,570
3.65%, 07/21/27	1,000	1,030,449
3.88%, 01/23/28	500	519,316
Air Lease Corp.:
3.88%, 04/01/21	175	178,589
2.25%, 01/15/23(a)	1,095	1,096,029
4.25%, 09/15/24	250	267,844
3.25%, 03/01/25(a)	2,000	2,059,329
3.63%, 12/01/27	200	207,097
3.25%, 10/01/29	500	497,404
Aircastle Ltd.:
5.00%, 04/01/23	100	106,958
4.13%, 05/01/24(a)	1,000	1,050,713
4.25%, 06/15/26	500	529,145
American Express Credit Corp.:
2.25%, 05/05/21	1,000	1,004,819
2.70%, 03/03/22	1,000	1,016,787
3.30%, 05/03/27	500	531,161
Banco Santander SA:
3.50%, 04/11/22	1,600	1,643,724
3.13%, 02/23/23	1,000	1,020,757
2.71%, 06/27/24	1,000	1,014,241
5.18%, 11/19/25	200	224,097
4.38%, 04/12/28(a)	1,000	1,094,843
3.31%, 06/27/29	600	618,383
Bank of America Corp.:
2.63%, 04/19/21	1,500	1,513,743
2.50%, 10/21/22	1,000	1,009,734
3.30%, 01/11/23	1,000	1,033,882
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(a)(c)	1,000	1,016,825
(3 mo. LIBOR US + 0.93%), 2.82%, 07/21/23(c)	500	507,997
4.10%, 07/24/23	4,000	4,266,773
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(c)	5,144	5,264,086
(3 mo. LIBOR US + 0.78%), 3.55%, 03/05/24(c)	1,000	1,037,855
4.00%, 04/01/24(a)	500	535,542
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24(c)	1,500	1,578,573
4.20%, 08/26/24	750	805,361
4.00%, 01/22/25	750	800,023
3.88%, 08/01/25(a)	2,250	2,417,765
(3 mo. LIBOR US + 1.09%), 3.09%, 10/01/25(c)	1,000	1,032,094
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(c)	385	387,576
(3 mo. LIBOR US + 0.81%), 3.37%, 01/23/26(a)(c)	2,000	2,091,997
4.45%, 03/03/26	1,340	1,471,735
3.50%, 04/19/26	645	685,991
4.25%, 10/22/26	1,290	1,407,144
3.25%, 10/21/27	1,375	1,433,379
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(c)	2,000	2,147,407
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(c)	1,000	1,069,255

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(c)	$500	$530,039
(3 mo. LIBOR US + 1.04%), 3.42%, 12/20/28(c)	3,044	3,196,638
(3 mo. LIBOR US + 1.07%), 3.97%, 03/05/29(c)	1,000	1,089,772
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(c)	1,450	1,611,697
(3 mo. LIBOR US + 1.21%), 3.97%, 02/07/30(c)	2,650	2,909,350
(3 mo. LIBOR US + 1.18%), 3.19%, 07/23/30(c)	965	998,373
(3 mo. LIBOR US + 0.01%), 2.88%, 10/22/30(a)(c)	1,000	1,008,785
6.11%, 01/29/37	350	473,105
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38(a)(c)	1,500	1,729,379
7.75%, 05/14/38	200	315,281
5.88%, 02/07/42	1,100	1,562,925
5.00%, 01/21/44	1,250	1,630,381
(3 mo. LIBOR US + 1.99%), 4.44%, 01/20/48(a)(c)	1,150	1,402,808
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(c)	3,000	3,616,660
Series L, 3.95%, 04/21/25(a)	2,155	2,301,447
Series L, 4.18%, 11/25/27(a)	1,000	1,084,447
Citigroup, Inc.:
2.70%, 03/30/21	4,750	4,794,604
2.35%, 08/02/21	4,000	4,024,686
2.90%, 12/08/21	750	762,326
2.75%, 04/25/22	1,500	1,524,034
4.05%, 07/30/22	250	261,290
2.70%, 10/27/22	500	508,324
(Secured Overnight Financing Rate + 0.87%), 2.31%, 11/04/22(c)	700	702,179
(3 mo. LIBOR US + 0.72%), 3.14%, 01/24/23(c)	500	509,797
3.50%, 05/15/23(a)	500	520,417
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(c)	500	508,460
3.88%, 03/26/25	500	528,966
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(c)	4,000	4,163,220
3.30%, 04/27/25	155	162,790
4.40%, 06/10/25	500	543,546
3.70%, 01/12/26	1,000	1,066,632
4.60%, 03/09/26	250	275,288
3.40%, 05/01/26(a)	500	525,336
3.20%, 10/21/26	500	518,794
4.30%, 11/20/26(a)	150	163,343
4.45%, 09/29/27(a)	3,000	3,305,344
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(a)(c)	1,000	1,077,712
(3 mo. LIBOR US + 1.39%), 3.67%, 07/24/28(c)	1,000	1,066,142
4.13%, 07/25/28(a)	750	818,452
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(c)	3,000	3,158,691
(Secured Overnight Financing Rate + 1.42%), 2.98%, 11/05/30(c)	1,000	1,015,556
6.63%, 06/15/32	100	134,674
6.13%, 08/25/36	184	239,661
8.13%, 07/15/39	575	959,938
5.88%, 01/30/42(a)	3,000	4,223,276
6.68%, 09/13/43	250	365,028
5.30%, 05/06/44(a)	500	637,911
4.65%, 07/30/45	250	309,762
4.75%, 05/18/46	500	598,065
(3 mo. LIBOR US + 1.84%), 4.28%, 04/24/48(a)(c)	1,000	1,189,096
4.65%, 07/23/48(a)	1,500	1,876,245
Credit Suisse Group Funding Guernsey Ltd.:
3.45%, 04/16/21	2,000	2,034,259
3.80%, 09/15/22	500	520,573
3.80%, 06/09/23	1,000	1,047,022
3.75%, 03/26/25(a)	500	529,276
4.55%, 04/17/26	250	277,558
4.88%, 05/15/45	1,500	1,893,882
Deutsche Bank AG:
3.13%, 01/13/21	200	200,761

Security	Par (000)	Value

Diversified Financial Services (continued)
(Secured Overnight Financing Rate + 2.58%), 3.96%, 11/26/25(c)	$800	$817,436
4.10%, 01/13/26	350	355,992
Deutsche Bank AG, London, 3.70%, 05/30/24	215	218,818
Deutsche Bank AG, New York:
3.13%, 01/13/21	300	301,142
3.15%, 01/22/21	500	502,274
4.25%, 10/14/21(a)	2,000	2,057,044
3.95%, 02/27/23	2,000	2,051,124
E*TRADE Financial Corp., 4.50%, 06/20/28	1,000	1,087,860
Ford Motor Credit Co. LLC:
3.20%, 01/15/21(a)	500	502,797
5.75%, 02/01/21	250	258,072
3.34%, 03/18/21	500	503,760
3.81%, 10/12/21(a)	2,000	2,037,074
3.35%, 11/01/22	500	505,087
4.14%, 02/15/23	1,000	1,028,871
3.10%, 05/04/23(a)	500	499,626
4.38%, 08/06/23	220	228,775
5.58%, 03/18/24	1,000	1,082,540
3.66%, 09/08/24(a)	1,000	1,005,491
4.06%, 11/01/24	500	510,293
4.69%, 06/09/25	500	519,821
4.13%, 08/04/25	500	507,033
4.39%, 01/08/26	250	254,097
4.54%, 08/01/26	500	511,656
3.82%, 11/02/27	2,250	2,181,939
GE Capital International Funding Co.:
3.37%, 11/15/25(a)	1,427	1,486,918
4.42%, 11/15/35	5,685	6,081,438
General Motors Financial Co., Inc.:
4.20%, 03/01/21(a)	750	766,216
3.45%, 04/10/22	400	409,094
3.55%, 07/08/22(a)	1,000	1,029,429
3.25%, 01/05/23	3,000	3,066,319
5.10%, 01/17/24	1,000	1,085,632
3.95%, 04/13/24(a)	1,000	1,045,455
4.00%, 01/15/25(a)	250	262,807
4.30%, 07/13/25	1,000	1,068,945
5.25%, 03/01/26	405	449,153
5.65%, 01/17/29	250	282,696
Genpact Luxembourg Sarl, 3.38%, 12/01/24(a)	1,000	1,004,638
Intercontinental Exchange, Inc.:
2.35%, 09/15/22	2,000	2,021,226
3.75%, 12/01/25(a)	1,115	1,200,762
3.75%, 09/21/28	1,135	1,239,348
4.25%, 09/21/48	500	591,799
Jefferies Financial Group, Inc., 5.50%, 10/18/23	150	163,133
John Deere Capital Corp.:
2.35%, 01/08/21	4,000	4,021,593
2.80%, 03/04/21	250	253,098
3.90%, 07/12/21	50	51,671
2.65%, 01/06/22	140	142,348
2.75%, 03/15/22(a)	500	509,647
2.95%, 04/01/22(a)	500	511,970
1.95%, 06/13/22(a)	300	300,638
2.15%, 09/08/22	1,000	1,008,473
2.80%, 03/06/23	500	513,111
3.45%, 01/10/24	1,000	1,054,183
2.25%, 09/14/26(a)	500	500,292
3.05%, 01/06/28(a)	300	315,063
2.80%, 07/18/29(a)	630	646,768

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co.:
2.55%, 03/01/21	$1,000	$1,007,735
2.40%, 06/07/21	1,000	1,006,596
2.30%, 08/15/21	2,000	2,004,928
4.35%, 08/15/21	500	519,260
4.50%, 01/24/22	1,300	1,365,030
(3 mo. LIBOR US + 0.61%), 3.51%, 06/18/22(c)	2,000	2,043,317
3.25%, 09/23/22	200	206,929
2.97%, 01/15/23	2,000	2,037,858
3.20%, 01/25/23	3,150	3,250,938
(3 mo. LIBOR US + 0.70%), 3.21%, 04/01/23(c)	2,000	2,047,694
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(a)(c)	1,500	1,523,686
3.38%, 05/01/23	250	259,797
2.70%, 05/18/23(a)	500	509,098
(3 mo. LIBOR US + 0.73%), 3.56%, 04/23/24(c)	1,500	1,563,134
3.63%, 05/13/24	1,000	1,060,112
(3 mo. LIBOR US + 0.89%), 3.80%, 07/23/24(c)	4,500	4,743,223
3.88%, 09/10/24	1,300	1,391,747
3.13%, 01/23/25	250	260,909
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(a)(c)	2,000	2,073,558
3.90%, 07/15/25	250	270,019
(Secured Overnight Financing Rate + 1.16%), 2.30%, 10/15/25(c)	500	499,436
3.30%, 04/01/26	500	526,325
3.20%, 06/15/26	1,000	1,044,825
7.63%, 10/15/26	500	645,816
4.13%, 12/15/26(a)	250	273,886
4.25%, 10/01/27(a)	500	553,591
3.63%, 12/01/27	1,000	1,056,533
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(c)	2,000	2,156,770
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(c)	750	796,893
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(c)	1,000	1,062,915
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(a)(c)	4,000	4,393,734
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(c)	175	195,351
(3 mo. LIBOR US + 1.33%), 4.45%, 12/05/29(a)(c)	500	569,046
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(c)	1,000	1,077,382
(Secured Overnight Financing Rate + 1.51%), 2.74%, 10/15/30(c)	1,000	1,000,146
6.40%, 05/15/38(a)	1,100	1,594,088
(3 mo. LIBOR US + 1.36%), 3.88%, 07/24/38(a)(c)	1,000	1,106,934
5.50%, 10/15/40	125	168,190
5.60%, 07/15/41	550	753,246
5.40%, 01/06/42	400	538,562
5.63%, 08/16/43(a)	500	669,753
4.85%, 02/01/44	100	127,865
4.95%, 06/01/45(a)	2,250	2,863,932
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(c)	1,000	1,181,909
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(c)	500	571,489
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(a)(c)	1,500	1,699,670
(3 mo. LIBOR US + 1.22%), 3.90%, 01/23/49(c)	2,000	2,250,953
Lloyds Banking Group PLC:
3.10%, 07/06/21	500	507,886
3.00%, 01/11/22(a)	2,000	2,032,248
(3 mo. LIBOR US + 1.25%), 2.86%, 03/17/23(c)	1,000	1,013,819
4.05%, 08/16/23(a)	500	530,186
3.90%, 03/12/24	500	528,012
4.45%, 05/08/25	500	546,259
4.58%, 12/10/25	250	270,776
4.65%, 03/24/26(a)	250	271,950
4.55%, 08/16/28(a)	2,000	2,240,729
(3 mo. LIBOR US + 1.21%), 3.57%, 11/07/28(c)	500	522,443
5.30%, 12/01/45(a)	250	307,760
4.34%, 01/09/48(a)	1,000	1,082,823
(3 mo. LIBOR US + 0.81%), 2.91%, 11/07/23(a)(c)	1,000	1,015,074

Security	Par (000)	Value

Diversified Financial Services (continued)
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21	$2,000	$2,021,930
3.00%, 02/22/22(a)	1,500	1,528,847
3.46%, 03/02/23(a)	3,000	3,104,919
3.76%, 07/26/23	1,500	1,580,217
2.80%, 07/18/24(a)	1,000	1,020,305
3.85%, 03/01/26	500	537,099
2.76%, 09/13/26	250	253,365
3.29%, 07/25/27(a)	1,000	1,042,452
3.96%, 03/02/28(a)	1,000	1,090,786
3.74%, 03/07/29	2,000	2,158,468
4.29%, 07/26/38	250	288,757
3.75%, 07/18/39	1,010	1,107,286
Mizuho Financial Group, Inc.:
2.95%, 02/28/22	250	254,581
3.55%, 03/05/23	2,000	2,086,525
(3 mo. LIBOR US + 1.00%), 3.92%, 09/11/24(c)	2,000	2,101,381
(3 mo. LIBOR US + 1.10%), 2.56%, 09/13/25(c)	905	905,261
3.17%, 09/11/27(a)	1,000	1,030,254
(3 mo. LIBOR US + 1.13%), 3.15%, 07/16/30(c)	1,000	1,022,295
(3 mo. LIBOR US + 1.31%), 2.87%, 09/13/30(c)	500	499,589
Moody’s Corp.:
4.50%, 09/01/22	550	581,607
4.88%, 02/15/24(a)	500	549,870
3.25%, 01/15/28	750	786,919
4.25%, 02/01/29(a)	1,000	1,132,635
MUFG Americas Holdings Corp., 3.00%, 02/10/25	200	204,027
National Rural Utilities Cooperative Finance Corp.:
2.90%, 03/15/21(a)	400	404,502
2.30%, 09/15/22(a)	1,000	1,009,027
3.40%, 11/15/23	350	368,453
2.85%, 01/27/25	250	257,390
3.40%, 02/07/28	2,000	2,128,107
4.30%, 03/15/49	500	594,547
Royal Bank of Scotland Group PLC:
6.13%, 12/15/22	1,000	1,094,612
3.88%, 09/12/23	1,000	1,048,034
6.00%, 12/19/23	2,000	2,224,400
(3 mo. LIBOR US + 1.55%), 4.52%, 06/25/24(c)	2,000	2,124,745
4.80%, 04/05/26	500	555,581
(3 mo. LIBOR US + 1.75%), 4.89%, 05/18/29(a)(c)	750	848,415
(5 year CMT + 2.10%), 3.75%, 11/01/29(a)(c)	290	296,185
(3 mo. LIBOR US + 1.91%), 5.08%, 01/27/30(c)	1,000	1,150,378
(3 mo. LIBOR US + 1.87%), 4.45%, 05/08/30(a)(c)	1,000	1,105,004
S&P Global, Inc.:
4.40%, 02/15/26	750	831,820
2.50%, 12/01/29	320	320,246
4.50%, 05/15/48	250	304,743
3.25%, 12/01/49	225	230,270
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 03/09/21	1,500	1,516,191
2.44%, 10/19/21	1,000	1,007,902
2.85%, 01/11/22	1,000	1,015,627
3.10%, 01/17/23	4,000	4,102,837
3.75%, 07/19/23	500	524,587
2.45%, 09/27/24	1,000	1,002,555
3.78%, 03/09/26	500	534,646
2.63%, 07/14/26	1,000	1,000,943
3.01%, 10/19/26	250	256,195
3.36%, 07/12/27	1,000	1,044,276
3.35%, 10/18/27(a)	500	521,716
3.54%, 01/17/28(a)	2,000	2,116,971
3.04%, 07/16/29	920	938,839

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.20%, 09/17/29	$500	$507,325
2.72%, 09/27/29(a)	1,000	998,430
Toyota Motor Credit Corp.:
1.90%, 04/08/21(a)	900	901,244
2.95%, 04/13/21	500	507,541
2.60%, 01/11/22(a)	250	253,781
3.30%, 01/12/22	2,000	2,057,188
2.63%, 01/10/23	2,000	2,039,346
3.65%, 01/08/29	2,000	2,189,586

		318,947,917

Diversified Telecommunication Services — 0.9%
AT&T, Inc.:
2.80%, 02/17/21	400	403,602
3.20%, 03/01/22	2,000	2,047,490
3.80%, 03/15/22	250	259,502
2.63%, 12/01/22(a)	2,000	2,030,886
3.60%, 02/17/23	500	521,898
3.80%, 03/01/24	1,000	1,061,358
4.45%, 04/01/24(a)	500	542,030
3.95%, 01/15/25	500	535,951
3.40%, 05/15/25	2,500	2,618,181
3.60%, 07/15/25	250	264,638
3.88%, 01/15/26	1,000	1,071,702
4.13%, 02/17/26	1,250	1,354,921
2.95%, 07/15/26	1,500	1,529,227
3.80%, 02/15/27(a)	500	533,016
4.25%, 03/01/27(a)	1,000	1,098,382
4.10%, 02/15/28	1,544	1,680,101
4.35%, 03/01/29(a)	500	556,256
4.30%, 02/15/30(a)	1,000	1,111,191
4.50%, 05/15/35	810	902,605
5.25%, 03/01/37	1,000	1,194,784
4.90%, 08/15/37(a)	750	863,568
4.85%, 03/01/39(a)	2,000	2,306,840
6.00%, 08/15/40	250	320,211
5.35%, 09/01/40	463	558,826
6.25%, 03/29/41(a)	150	195,336
5.55%, 08/15/41	200	244,742
5.38%, 10/15/41	1,500	1,784,907
5.15%, 03/15/42	150	175,273
4.90%, 06/15/42	350	399,600
4.30%, 12/15/42	651	697,426
5.35%, 12/15/43	250	296,419
4.65%, 06/01/44	250	273,278
4.80%, 06/15/44	750	855,746
4.35%, 06/15/45	2,759	2,978,650
4.85%, 07/15/45	500	571,079
4.75%, 05/15/46	1,000	1,131,743
5.15%, 11/15/46	1,952	2,337,214
5.65%, 02/15/47(a)	250	318,545
5.45%, 03/01/47	750	931,705
4.50%, 03/09/48(a)	3,250	3,590,594
4.55%, 03/09/49(a)	2,000	2,221,030
5.15%, 02/15/50	500	603,278
5.70%, 03/01/57	500	645,637
British Telecommunications PLC:
5.13%, 12/04/28	1,000	1,149,677
9.63%, 12/15/30	900	1,384,147
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	1,650	2,430,785
Orange SA(a):
9.00%, 03/01/31	250	387,258
5.38%, 01/13/42	1,825	2,350,874

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Telefonica Emisiones SAU:
5.46%, 02/16/21	$1,050	$1,089,793
4.57%, 04/27/23(a)	1,200	1,291,372
4.10%, 03/08/27	1,000	1,082,522
7.05%, 06/20/36	75	104,981
4.67%, 03/06/38	1,000	1,118,794
5.21%, 03/08/47	1,750	2,077,085
4.90%, 03/06/48(a)	500	572,519
5.52%, 03/01/49	500	627,286
Telefonica Europe BV, 8.25%, 09/15/30	300	431,024
Verizon Communications, Inc.:
4.15%, 03/15/24(a)	2,000	2,157,280
3.50%, 11/01/24	500	530,236
3.38%, 02/15/25	3,992	4,228,760
2.63%, 08/15/26	900	914,037
4.13%, 03/16/27(a)	750	832,679
4.33%, 09/21/28	3,164	3,591,042
3.88%, 02/08/29	3,000	3,309,341
4.02%, 12/03/29	1,500	1,672,118
4.50%, 08/10/33	1,750	2,042,793
4.40%, 11/01/34	2,500	2,898,141
4.27%, 01/15/36	1,250	1,415,691
5.25%, 03/16/37	1,250	1,569,912
4.81%, 03/15/39(a)	596	719,470
3.85%, 11/01/42	250	270,158
6.55%, 09/15/43(a)	750	1,101,199
4.86%, 08/21/46	1,500	1,862,093
5.50%, 03/16/47	250	339,470
4.52%, 09/15/48	4,250	5,099,768
5.01%, 04/15/49	1,981	2,539,871

		98,811,544

Electric Utilities — 1.6%
AEP Texas, Inc.:
2.40%, 10/01/22	2,000	2,018,669
3.95%, 06/01/28	500	543,724
Series H, 3.45%, 01/15/50	250	250,239
AEP Transmission Co. LLC:
3.10%, 12/01/26(a)	500	518,172
3.80%, 06/15/49(a)	1,000	1,070,154
3.15%, 09/15/49	135	130,624
Alabama Power Co.:
3.75%, 03/01/45	250	265,033
4.30%, 01/02/46	250	285,859
3.45%, 10/01/49	185	189,812
Series B, 3.70%, 12/01/47(a)	2,500	2,641,237
Ameren Corp., 2.50%, 09/15/24	635	637,833
Ameren Illinois Co.:
2.70%, 09/01/22	100	101,789
4.30%, 07/01/44	250	285,166
3.25%, 03/15/50	150	151,906
American Electric Power Co., Inc., Series F, 2.95%, 12/15/22	500	509,553
Appalachian Power Co., 4.40%, 05/15/44	250	282,541
Arizona Public Service Co.:
3.15%, 05/15/25(a)	250	259,258
2.60%, 08/15/29(a)	1,000	991,603
5.05%, 09/01/41	250	304,092
4.20%, 08/15/48	250	283,522
3.50%, 12/01/49	1,100	1,109,306
Baltimore Gas & Electric Co.:
2.40%, 08/15/26	1,000	992,884
3.50%, 08/15/46	700	712,918
3.20%, 09/15/49(a)	225	220,529

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Berkshire Hathaway Energy Co.:
2.38%, 01/15/21	$2,000	$2,010,690
3.75%, 11/15/23	500	531,135
3.50%, 02/01/25	110	116,789
3.25%, 04/15/28(a)	1,000	1,057,310
6.13%, 04/01/36	250	343,426
5.15%, 11/15/43	250	316,645
4.50%, 02/01/45(a)	400	471,517
4.45%, 01/15/49	2,000	2,380,414
Black Hills Corp.:
3.95%, 01/15/26	200	210,621
3.05%, 10/15/29	415	413,516
4.35%, 05/01/33(a)	400	444,045
3.88%, 10/15/49(a)	350	349,773
CenterPoint Energy Houston Electric LLC:
1.85%, 06/01/21(a)	500	499,892
3.55%, 08/01/42	100	105,161
3.95%, 03/01/48	250	280,853
Cleco Corporate Holdings LLC:
3.74%, 05/01/26(a)	500	516,691
3.38%, 09/15/29(b)	1,000	1,004,308
CMS Energy Corp.:
3.45%, 08/15/27	1,000	1,046,553
4.70%, 03/31/43	200	225,583
Commonwealth Edison Co.:
3.10%, 11/01/24(a)	250	259,515
2.55%, 06/15/26	250	253,071
3.70%, 08/15/28	500	547,040
5.90%, 03/15/36	50	66,375
3.70%, 03/01/45	250	266,151
3.65%, 06/15/46	1,000	1,062,143
4.00%, 03/01/48	2,000	2,250,744
Series 122, 2.95%, 08/15/27(a)	1,000	1,036,283
Series 127, 3.20%, 11/15/49	610	607,326
Connecticut Light & Power Co.:
2.50%, 01/15/23	150	152,193
Series A, 3.20%, 03/15/27	500	528,243
Consolidated Edison Co. of New York, Inc.:
3.30%, 12/01/24(a)	250	262,514
3.80%, 05/15/28(a)	1,000	1,089,097
3.95%, 03/01/43	150	162,485
4.45%, 03/15/44	250	290,500
4.50%, 05/15/58(a)	1,000	1,162,886
3.70%, 11/15/59	200	206,676
Series A, 4.20%, 03/15/42	400	446,393
Series A, 4.13%, 05/15/49	500	568,207
Series C, 4.30%, 12/01/56	500	564,723
Series C, 4.00%, 11/15/57	750	804,175
Series D, 4.00%, 12/01/28(a)	500	555,601
Series E, 4.65%, 12/01/48(a)	500	608,627
Consolidated Edison, Inc., 2.00%, 05/15/21	750	750,483
Consumers Energy Co.(a):
4.35%, 04/15/49	1,000	1,214,029
3.10%, 08/15/50	215	214,621
Dominion Energy South Carolina, Inc.:
5.45%, 02/01/41	1,000	1,300,917
4.60%, 06/15/43	250	296,896
Dominion Energy, Inc.:
3.07%, 08/15/24(a)(d)	500	515,084
3.90%, 10/01/25	2,000	2,148,900
7.00%, 06/15/38	250	347,190
Series C, 4.90%, 08/01/41	50	58,673
DTE Electric Co.:
3.65%, 03/15/24	1,000	1,058,706

Security	Par (000)	Value

Electric Utilities (continued)
3.70%, 03/15/45	$645	$696,378
3.70%, 06/01/46(a)	250	270,434
3.75%, 08/15/47	200	218,899
Series A, 4.00%, 04/01/43	150	168,439
Series A, 4.05%, 05/15/48(a)	250	290,260
DTE Energy Co.:
2.25%, 11/01/22	200	199,985
2.95%, 03/01/30	1,500	1,485,452
Series C, 2.53%, 10/01/24	1,000	1,004,879
Series C, 3.40%, 06/15/29	1,225	1,263,055
Duke Energy Carolinas LLC:
3.05%, 03/15/23	200	206,153
2.45%, 08/15/29(a)	1,000	993,283
6.10%, 06/01/37	500	680,287
6.05%, 04/15/38	100	138,359
5.30%, 02/15/40	250	323,812
4.25%, 12/15/41	2,000	2,286,899
3.70%, 12/01/47	500	538,099
3.95%, 03/15/48	1,000	1,122,831
3.20%, 08/15/49	595	593,024
Duke Energy Corp.:
1.80%, 09/01/21	3,000	2,997,571
2.40%, 08/15/22	1,000	1,010,175
3.95%, 10/15/23	250	265,282
3.75%, 04/15/24(a)	500	529,957
2.65%, 09/01/26	500	502,435
3.15%, 08/15/27(a)	500	515,294
4.80%, 12/15/45	250	296,493
3.75%, 09/01/46	500	517,223
3.95%, 08/15/47(a)	500	529,659
4.20%, 06/15/49	500	552,861
Duke Energy Florida LLC:
2.50%, 12/01/29	345	344,086
3.40%, 10/01/46(a)	250	254,744
Duke Energy Indiana LLC:
3.75%, 05/15/46	500	537,297
Series UUU, 4.20%, 03/15/42	400	443,519
Series WWW, 4.90%, 07/15/43(a)	250	308,430
Series YYY, 3.25%, 10/01/49	500	500,067
Duke Energy Ohio, Inc., 3.70%, 06/15/46	250	265,483
Duke Energy Progress LLC:
3.38%, 09/01/23	250	261,238
3.70%, 09/01/28	365	398,279
4.10%, 05/15/42	150	169,788
4.10%, 03/15/43	250	280,116
4.38%, 03/30/44	100	116,190
4.20%, 08/15/45	250	284,763
3.70%, 10/15/46	500	535,371
Edison International:
3.13%, 11/15/22	95	96,493
3.55%, 11/15/24	175	179,261
5.75%, 06/15/27(a)	50	56,140
Emera US Finance LP:
2.70%, 06/15/21	1,000	1,009,307
3.55%, 06/15/26	75	77,915
4.75%, 06/15/46	350	405,248
Entergy Arkansas LLC, 3.50%, 04/01/26(a)	65	68,573
Entergy Corp., 4.00%, 07/15/22	200	208,783
Entergy Louisiana LLC:
4.05%, 09/01/23(a)	250	265,836
5.40%, 11/01/24	3,000	3,436,070
4.00%, 03/15/33	250	282,913
4.20%, 09/01/48	250	289,385
4.20%, 04/01/50	1,000	1,160,390

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Entergy Mississippi LLC, 2.85%, 06/01/28	$500	$511,496
Entergy Texas, Inc., 3.55%, 09/30/49	200	203,803
Evergy Kansas Central, Inc.:
2.55%, 07/01/26	350	351,081
4.25%, 12/01/45	1,000	1,140,530
3.25%, 09/01/49	500	492,625
Evergy Metro, Inc., 3.65%, 08/15/25	150	160,018
Evergy, Inc.:
2.45%, 09/15/24	500	502,969
2.90%, 09/15/29	500	497,651
Eversource Energy:
2.50%, 03/15/21(a)	500	502,933
Series H, 3.15%, 01/15/25	125	128,999
Series M, 3.30%, 01/15/28	2,000	2,061,216
Exelon Corp.:
3.50%, 06/01/22	500	513,523
3.95%, 06/15/25	250	268,964
3.40%, 04/15/26	750	783,637
5.10%, 06/15/45(a)	250	301,523
4.45%, 04/15/46	250	281,069
Exelon Generation Co. LLC:
4.25%, 06/15/22	500	522,991
6.25%, 10/01/39	150	180,583
5.75%, 10/01/41	500	577,546
5.60%, 06/15/42	50	57,208
FirstEnergy Corp.:
Series B, 3.90%, 07/15/27	2,000	2,139,348
Series C, 4.85%, 07/15/47	500	594,816
Florida Power & Light Co.:
2.75%, 06/01/23	250	256,281
3.13%, 12/01/25	500	525,389
5.95%, 02/01/38(a)	50	69,281
5.25%, 02/01/41	500	646,687
4.13%, 02/01/42	500	573,079
4.05%, 10/01/44(a)	750	855,712
3.70%, 12/01/47(a)	1,000	1,092,109
3.95%, 03/01/48	500	570,620
4.13%, 06/01/48(a)	500	585,884
3.15%, 10/01/49	885	895,196
Georgia Power Co.:
4.30%, 03/15/42	700	768,125
Series A, 2.20%, 09/15/24	1,000	1,000,128
Series B, 2.65%, 09/15/29	1,000	986,963
Indiana Michigan Power Co.:
6.05%, 03/15/37	175	229,126
4.25%, 08/15/48	250	286,165
Series K, 4.55%, 03/15/46	150	175,194
Interstate Power & Light Co.:
3.25%, 12/01/24	250	260,366
3.70%, 09/15/46	500	507,900
3.50%, 09/30/49	105	103,023
ITC Holdings Corp., 3.25%, 06/30/26	1,000	1,031,759
Louisville Gas & Electric Co., 4.65%, 11/15/43(a)	250	294,687
MidAmerican Energy Co.:
3.65%, 04/15/29	500	546,780
4.80%, 09/15/43	250	309,249
4.40%, 10/15/44	1,000	1,180,043
4.25%, 07/15/49(a)	1,500	1,800,791
3.15%, 04/15/50	250	246,954
Mississippi Power Co., Series A, 4.25%, 03/15/42	500	537,623
Nevada Power Co., 5.45%, 05/15/41(a)	50	63,926
NextEra Energy Capital Holdings, Inc.:
2.80%, 01/15/23	1,000	1,022,291
3.63%, 06/15/23	1,250	1,307,072

Security	Par (000)	Value

Electric Utilities (continued)
3.15%, 04/01/24	$500	$518,541
3.55%, 05/01/27	1,000	1,062,497
2.75%, 11/01/29	245	246,307
Northern States Power Co.:
2.60%, 05/15/23	500	507,870
3.40%, 08/15/42	200	209,408
4.00%, 08/15/45	85	96,501
3.60%, 09/15/47	150	160,613
2.90%, 03/01/50(a)	445	425,136
NSTAR Electric Co., 2.70%, 06/01/26(a)	250	253,448
Oglethorpe Power Corp.:
4.55%, 06/01/44	250	262,583
5.05%, 10/01/48	500	589,057
Ohio Power Co., 4.15%, 04/01/48(a)	1,000	1,129,989
Oncor Electric Delivery Co. LLC:
7.00%, 09/01/22	100	111,752
3.70%, 11/15/28	355	388,610
5.25%, 09/30/40	250	320,666
5.30%, 06/01/42	75	98,157
3.75%, 04/01/45	250	271,843
3.80%, 09/30/47	1,000	1,103,904
3.10%, 09/15/49	245	239,473
PacifiCorp:
2.95%, 02/01/22	100	101,960
2.95%, 06/01/23	300	308,256
4.10%, 02/01/42	250	279,072
PECO Energy Co.:
1.70%, 09/15/21	1,000	998,780
3.90%, 03/01/48(a)	1,000	1,127,461
3.00%, 09/15/49	195	187,419
Pennsylvania Electric Co., 6.15%, 10/01/38	250	324,199
Potomac Electric Power Co.:
3.60%, 03/15/24	250	263,460
4.15%, 03/15/43	250	282,547
PPL Capital Funding, Inc.:
3.50%, 12/01/22	2,000	2,069,844
3.40%, 06/01/23	1,250	1,290,618
5.00%, 03/15/44	1,000	1,149,720
4.00%, 09/15/47	500	512,040
PPL Electric Utilities Corp.:
4.75%, 07/15/43	250	302,083
3.00%, 10/01/49	170	162,545
Progress Energy, Inc.:
4.40%, 01/15/21	100	101,955
7.75%, 03/01/31(a)	50	70,415
Public Service Co. of Colorado:
3.70%, 06/15/28	2,000	2,182,171
3.60%, 09/15/42	250	264,336
3.95%, 03/15/43(a)	200	215,957
4.30%, 03/15/44	75	87,461
3.80%, 06/15/47	1,000	1,088,126
Public Service Co. of New Hampshire, 3.60%, 07/01/49	1,000	1,068,813
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	250	346,270
Public Service Electric & Gas Co.:
2.38%, 05/15/23	250	253,368
3.05%, 11/15/24(a)	250	259,359
3.20%, 05/15/29(a)	500	527,537
3.95%, 05/01/42	50	55,484
3.65%, 09/01/42	50	53,447
3.80%, 03/01/46(a)	1,250	1,378,842
3.85%, 05/01/49	500	563,267
Series K, 4.05%, 05/01/45(a)	150	167,092

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Puget Energy, Inc.:
5.63%, 07/15/22	$500	$536,416
3.65%, 05/15/25	250	258,965
Puget Sound Energy, Inc.:
5.80%, 03/15/40(a)	500	665,400
4.22%, 06/15/48	500	576,259
3.25%, 09/15/49	1,000	996,489
Sierra Pacific Power Co., 2.60%, 05/01/26(a)	1,250	1,257,038
Southern California Edison Co.:
2.85%, 08/01/29(a)	2,000	1,998,183
5.50%, 03/15/40	50	61,752
4.50%, 09/01/40	1,000	1,098,653
4.65%, 10/01/43	350	397,111
4.00%, 04/01/47	500	526,426
Series A, 5.95%, 02/01/38(a)	500	634,305
Series B, 2.40%, 02/01/22	250	251,304
Series C, 3.60%, 02/01/45	250	248,649
Series C, 4.13%, 03/01/48	1,000	1,068,506
Series D, 3.40%, 06/01/23	1,000	1,036,973
Series E, 3.70%, 08/01/25(a)	2,000	2,118,499
Southern Co.:
2.35%, 07/01/21	1,000	1,005,058
2.95%, 07/01/23	500	512,905
3.25%, 07/01/26	500	520,946
4.40%, 07/01/46	250	277,266
Southern Power Co.:
5.25%, 07/15/43(a)	500	573,009
Series E, 2.50%, 12/15/21	1,000	1,010,411
Southwestern Electric Power Co., Series L, 3.85%, 02/01/48	500	519,885
Southwestern Public Service Co., 3.75%, 06/15/49	1,000	1,076,009
Tampa Electric Co.:
4.10%, 06/15/42	250	272,470
4.45%, 06/15/49	250	296,446
3.63%, 06/15/50(a)	80	84,438
Toledo Edison Co., 6.15%, 05/15/37	100	137,324
Tucson Electric Power Co., 4.85%, 12/01/48	250	305,168
Union Electric Co.:
2.95%, 06/15/27	2,000	2,061,311
4.00%, 04/01/48	1,000	1,109,877
3.25%, 10/01/49	500	496,593
Virginia Electric & Power Co.:
2.95%, 01/15/22	400	406,997
4.00%, 01/15/43	250	276,437
4.45%, 02/15/44	150	174,275
4.60%, 12/01/48(a)	455	557,905
3.30%, 12/01/49	280	282,722
Series A, 3.15%, 01/15/26	555	580,244
Series A, 3.50%, 03/15/27(a)	750	802,345
Series A, 2.88%, 07/15/29	115	117,846
Series A, 6.00%, 05/15/37	250	337,897
Series B, 6.00%, 01/15/36	1,000	1,329,481
Series B, 3.80%, 09/15/47	1,500	1,623,769
Series D, 4.65%, 08/15/43	500	598,049
WEC Energy Group, Inc., 3.55%, 06/15/25	350	371,644
Wisconsin Electric Power Co., 4.30%, 10/15/48(a)	750	881,811
Wisconsin Power & Light Co., 3.00%, 07/01/29	1,000	1,032,573
Wisconsin Public Service Corp., 3.30%, 09/01/49	625	626,590
Xcel Energy, Inc.:
3.30%, 06/01/25	292	304,954
3.35%, 12/01/26(a)	500	524,818
4.00%, 06/15/28	1,000	1,099,218
2.60%, 12/01/29	200	198,220

Security	Par (000)	Value

Electric Utilities (continued)
4.80%, 09/15/41	$250	$282,133
3.50%, 12/01/49	200	203,341

		175,317,479

Electrical Equipment — 0.1%
Eaton Corp.:
2.75%, 11/02/22	2,250	2,295,907
3.10%, 09/15/27	190	197,465
4.00%, 11/02/32	200	226,912
4.15%, 11/02/42(a)	250	279,754
Emerson Electric Co.:
2.63%, 12/01/21	750	762,751
2.63%, 02/15/23	350	359,226
Rockwell Automation, Inc., 4.20%, 03/01/49	1,000	1,168,339
Roper Technologies, Inc.:
3.13%, 11/15/22(a)	150	153,742
3.65%, 09/15/23	250	262,531
2.35%, 09/15/24(a)	240	241,377
3.80%, 12/15/26(a)	250	268,723
2.95%, 09/15/29(a)	435	439,430
Tyco Electronics Group SA:
3.50%, 02/03/22	100	102,851
3.45%, 08/01/24	75	78,598

		6,837,606

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.80%, 02/15/30(a)	1,000	990,670
Arrow Electronics, Inc., 4.00%, 04/01/25(a)	500	527,164
Avnet, Inc., 3.75%, 12/01/21	1,000	1,026,306
Corning, Inc.:
3.70%, 11/15/23	250	260,586
4.75%, 03/15/42	50	56,808
5.35%, 11/15/48(a)	1,000	1,255,124
3.90%, 11/15/49	250	253,661
4.38%, 11/15/57	750	769,644
5.45%, 11/15/79	250	273,907
Flex Ltd., 4.88%, 06/15/29	500	544,222
Honeywell International, Inc.:
1.85%, 11/01/21(a)	4,000	4,009,217
2.30%, 08/15/24	1,000	1,012,291
2.70%, 08/15/29	1,500	1,535,304
3.81%, 11/21/47(a)	500	568,889
Jabil, Inc., 4.70%, 09/15/22(a)	250	264,947
Keysight Technologies, Inc., 3.00%, 10/30/29	800	802,658

		14,151,398

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40(a)	100	117,823
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.:
2.77%, 12/15/22	500	510,039
3.34%, 12/15/27	450	469,773
3.14%, 11/07/29	325	334,653
4.08%, 12/15/47	1,500	1,538,260
Halliburton Co.:
3.80%, 11/15/25	4,550	4,853,898
4.85%, 11/15/35	1,000	1,131,463
4.50%, 11/15/41(a)	50	53,133
4.75%, 08/01/43	250	278,012
5.00%, 11/15/45	1,175	1,343,179
National Oilwell Varco, Inc.:
2.60%, 12/01/22	786	793,552
3.60%, 12/01/29	1,000	1,003,049
3.95%, 12/01/42	150	138,230
TechnipFMC PLC, 3.45%, 10/01/22	100	102,155

		12,667,219

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc.:
3.90%, 06/15/23(a)	$2,000	$2,101,199
4.30%, 01/15/26(a)	750	823,393
3.38%, 08/15/31	820	852,386
4.00%, 02/01/50	1,000	1,095,863
American Campus Communities Operating Partnership LP, 3.30%, 07/15/26(a)	1,000	1,036,539
American Tower Corp.:
2.75%, 01/15/27	435	434,526
3.70%, 10/15/49	425	423,579
5.90%, 11/01/21(a)	500	533,973
4.70%, 03/15/22	100	105,379
3.50%, 01/31/23	150	155,450
3.00%, 06/15/23	1,000	1,022,118
5.00%, 02/15/24	1,000	1,099,868
2.95%, 01/15/25	500	510,962
4.40%, 02/15/26	30	32,738
3.38%, 10/15/26	500	519,880
3.95%, 03/15/29(a)	1,000	1,075,604
3.80%, 08/15/29(a)	500	534,565
AvalonBay Communities, Inc.:
2.95%, 09/15/22	100	102,434
3.45%, 06/01/25	100	105,705
3.20%, 01/15/28	2,000	2,088,465
3.30%, 06/01/29	255	269,750
3.90%, 10/15/46(a)	250	274,380
Boston Properties LP:
4.13%, 05/15/21	250	255,867
3.85%, 02/01/23	1,000	1,047,885
3.13%, 09/01/23	250	258,027
3.20%, 01/15/25	1,000	1,038,091
3.65%, 02/01/26	190	201,359
4.50%, 12/01/28	1,000	1,133,992
2.90%, 03/15/30	480	479,229
Brixmor Operating Partnership LP:
3.65%, 06/15/24(a)	750	784,557
4.13%, 06/15/26	250	266,366
4.13%, 05/15/29	1,250	1,342,978
Choice Hotels International, Inc., 3.70%, 12/01/29	200	201,458
Crown Castle International Corp.:
3.40%, 02/15/21	750	760,206
2.25%, 09/01/21	1,000	1,002,907
3.70%, 06/15/26	280	296,002
4.00%, 03/01/27(a)	1,000	1,079,827
3.80%, 02/15/28(a)	2,000	2,131,980
4.00%, 11/15/49	585	605,636
CubeSmart LP, 3.00%, 02/15/30	1,500	1,483,253
Digital Realty Trust LP:
4.75%, 10/01/25(a)	500	555,695
3.70%, 08/15/27	1,000	1,059,738
3.60%, 07/01/29	750	780,720
Duke Realty LP, 2.88%, 11/15/29	540	541,539
EPR Properties:
4.50%, 06/01/27	1,000	1,070,628
3.75%, 08/15/29(a)	845	856,657
ERP Operating LP:
4.63%, 12/15/21	2,000	2,089,618
3.00%, 04/15/23(a)	500	514,956
3.25%, 08/01/27(a)	500	525,671
3.50%, 03/01/28(a)	1,000	1,066,906
3.00%, 07/01/29(a)	735	761,399
2.50%, 02/15/30(a)	405	402,142
4.50%, 07/01/44	150	178,335

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Essex Portfolio LP:
3.88%, 05/01/24(a)	$100	$105,725
4.00%, 03/01/29(a)	2,000	2,173,377
3.00%, 01/15/30	200	202,419
Federal Realty Investment Trust, 3.25%, 07/15/27	500	518,431
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30	1,000	993,152
Healthpeak Properties, Inc.:
3.15%, 08/01/22	100	102,372
3.40%, 02/01/25	500	522,213
4.00%, 06/01/25	500	537,610
3.50%, 07/15/29	1,500	1,564,687
3.00%, 01/15/30	530	532,094
Host Hotels & Resorts LP:
Series E, 4.00%, 06/15/25	190	203,482
Series H, 3.38%, 12/15/29	1,000	1,009,041
Hudson Pacific Properties LP, 4.65%, 04/01/29	1,000	1,100,893
Kilroy Realty LP(a):
4.75%, 12/15/28	1,000	1,134,824
3.05%, 02/15/30	1,000	986,298
Kimco Realty Corp.:
3.20%, 05/01/21	250	253,529
3.30%, 02/01/25	350	364,341
2.80%, 10/01/26(a)	500	502,640
4.45%, 09/01/47	350	383,990
3.70%, 10/01/49	500	486,805
Liberty Property LP, 4.40%, 02/15/24(a)	250	270,305
Life Storage LP, 4.00%, 06/15/29(a)	1,000	1,070,962
Mid-America Apartments LP(a):
4.30%, 10/15/23	200	214,047
3.95%, 03/15/29	500	545,672
National Retail Properties, Inc.:
3.30%, 04/15/23(a)	500	514,758
4.30%, 10/15/28	1,000	1,106,783
Omega Healthcare Investors, Inc.:
4.50%, 04/01/27(a)	250	269,903
4.75%, 01/15/28(a)	500	544,594
3.63%, 10/01/29	600	600,725
Realty Income Corp.:
4.65%, 08/01/23	250	270,591
4.13%, 10/15/26	1,000	1,097,392
3.00%, 01/15/27	1,000	1,029,124
3.25%, 06/15/29(a)	975	1,029,881
Sabra Health Care LP/Sabra Capital Corp., 3.90%, 10/15/29	1,000	1,005,700
Service Properties Trust:
5.00%, 08/15/22(a)	200	210,424
4.95%, 02/15/27(a)	1,000	1,037,204
4.35%, 10/01/24	1,000	1,027,684
Simon Property Group LP:
2.35%, 01/30/22	2,000	2,017,822
2.63%, 06/15/22	250	253,950
2.00%, 09/13/24	1,040	1,035,016
3.38%, 10/01/24(a)	500	526,619
3.30%, 01/15/26(a)	1,500	1,579,151
3.38%, 06/15/27(a)	750	793,891
2.45%, 09/13/29	500	492,240
4.75%, 03/15/42	100	120,130
4.25%, 10/01/44	250	283,180
4.25%, 11/30/46(a)	500	572,080
3.25%, 09/13/49	655	637,340
SITE Centers Corp.:
4.63%, 07/15/22	32	33,377
4.25%, 02/01/26	250	263,865

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Spirit Realty LP:
4.00%, 07/15/29	$425	$447,602
3.40%, 01/15/30	500	502,631
UDR, Inc.:
4.40%, 01/26/29(a)	1,000	1,116,937
3.20%, 01/15/30	500	511,437
3.00%, 08/15/31	500	500,979
Ventas Realty LP:
2.65%, 01/15/25	650	654,904
4.13%, 01/15/26	1,250	1,339,169
3.25%, 10/15/26	500	511,978
4.00%, 03/01/28(a)	1,500	1,608,874
3.00%, 01/15/30(a)	1,000	991,467
VEREIT Operating Partnership LP, 3.95%, 08/15/27	500	525,796
Welltower, Inc.:
4.00%, 06/01/25	2,250	2,422,494
4.25%, 04/01/26	350	381,134
4.13%, 03/15/29(a)	1,000	1,090,060
3.10%, 01/15/30(a)	1,000	1,012,712
Weyerhaeuser Co.:
4.00%, 11/15/29(a)	2,000	2,165,168
7.38%, 03/15/32	350	484,008
WP Carey, Inc., 3.85%, 07/15/29	475	501,684

		90,873,747

Food & Staples Retailing — 0.3%
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40(a)	73	90,142
Kroger Co.:
3.30%, 01/15/21	500	506,477
3.40%, 04/15/22	100	102,841
3.50%, 02/01/26(a)	495	521,952
2.65%, 10/15/26(a)	1,000	1,006,827
3.70%, 08/01/27	500	535,484
4.50%, 01/15/29(a)	1,000	1,125,145
5.15%, 08/01/43(a)	125	143,493
3.88%, 10/15/46(a)	500	489,891
4.65%, 01/15/48	500	547,280
5.40%, 01/15/49	500	610,820
Mondelez International, Inc.:
3.63%, 05/07/23(a)	500	524,279
4.63%, 05/07/48	500	577,234
Walgreen Co., 3.10%, 09/15/22	200	204,179
Walgreens Boots Alliance, Inc.:
3.30%, 11/18/21	500	509,482
3.80%, 11/18/24(a)	1,000	1,042,401
3.45%, 06/01/26	1,305	1,327,763
4.50%, 11/18/34	155	161,709
4.80%, 11/18/44(a)	150	152,008
4.65%, 06/01/46	1,000	1,005,745
Walmart, Inc.:
3.13%, 06/23/21(a)	4,500	4,596,217
2.35%, 12/15/22	1,250	1,271,879
3.30%, 04/22/24	1,750	1,840,552
2.85%, 07/08/24	2,500	2,593,866
2.65%, 12/15/24(a)	250	258,171
3.70%, 06/26/28	1,000	1,101,793
3.25%, 07/08/29	250	268,330
2.38%, 09/24/29(a)	275	275,326
3.95%, 06/28/38(a)	1,000	1,158,439
4.88%, 07/08/40(a)	2,000	2,517,968
4.00%, 04/11/43	150	171,447
4.30%, 04/22/44	750	891,499
3.63%, 12/15/47	1,000	1,113,050

Security	Par (000)	Value

Food & Staples Retailing (continued)
4.05%, 06/29/48	$1,900	$2,252,154
2.95%, 09/24/49	495	493,188

		31,989,031

Food Products — 0.3%
Archer-Daniels-Midland Co.:
2.50%, 08/11/26	1,750	1,775,793
4.54%, 03/26/42	75	88,765
4.02%, 04/16/43	250	276,297
4.50%, 03/15/49	1,000	1,222,541
Bunge, Ltd. Finance Corp., 3.75%, 09/25/27	1,000	1,022,296
Campbell Soup Co.:
3.65%, 03/15/23	1,000	1,041,840
3.30%, 03/19/25(a)	1,000	1,030,579
4.80%, 03/15/48(a)	1,000	1,158,345
Conagra Brands, Inc.:
3.25%, 09/15/22	200	204,863
3.20%, 01/25/23	500	515,361
4.30%, 05/01/24(a)	1,000	1,077,006
4.60%, 11/01/25(a)	1,000	1,104,822
5.30%, 11/01/38	1,000	1,187,625
5.40%, 11/01/48(a)	500	610,704
General Mills, Inc.:
3.15%, 12/15/21(a)	650	664,576
2.60%, 10/12/22(a)	250	253,833
3.65%, 02/15/24	500	525,684
3.20%, 02/10/27(a)	250	263,450
4.20%, 04/17/28(a)	1,000	1,114,720
4.15%, 02/15/43	300	322,504
4.70%, 04/17/48	1,000	1,193,073
JM Smucker Co.:
3.50%, 10/15/21	50	51,291
3.50%, 03/15/25(a)	1,250	1,315,769
4.25%, 03/15/35(a)	250	270,760
4.38%, 03/15/45	500	539,764
Kellogg Co.(a):
3.25%, 04/01/26	65	67,604
4.30%, 05/15/28	1,000	1,107,502
4.50%, 04/01/46	350	390,740
Kraft Heinz Foods Co.:
3.95%, 07/15/25(a)	1,750	1,853,082
3.00%, 06/01/26	310	310,090
4.63%, 01/30/29	1,000	1,100,198
3.75%, 04/01/30(a)(b)	250	257,616
5.00%, 07/15/35	500	555,527
6.50%, 02/09/40	750	910,426
5.00%, 06/04/42	200	213,704
5.20%, 07/15/45	1,000	1,085,950
4.38%, 06/01/46	2,500	2,464,424
4.88%, 10/01/49(a)(b)	750	791,622
Sysco Corp.:
3.55%, 03/15/25	1,000	1,064,852
3.75%, 10/01/25	100	107,575
3.30%, 07/15/26	130	137,093
4.85%, 10/01/45(a)	150	180,287
4.50%, 04/01/46	250	285,743
4.45%, 03/15/48(a)	500	569,484
Tyson Foods, Inc.:
4.50%, 06/15/22	150	157,943
3.55%, 06/02/27	1,000	1,063,292
4.88%, 08/15/34	70	83,564
5.15%, 08/15/44	250	305,235
5.10%, 09/28/48	1,500	1,888,738

		35,784,552

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Forest Products — 0.0%
Hershey Co.:
2.05%, 11/15/24	$500	$501,216
2.45%, 11/15/29	500	502,920
3.13%, 11/15/49	500	495,898

		1,500,034

Gas Utilities — 0.1%
Atmos Energy Corp.:
3.00%, 06/15/27	500	516,066
2.63%, 09/15/29(a)	210	212,029
4.15%, 01/15/43(a)	100	112,242
4.30%, 10/01/48	500	586,017
4.13%, 03/15/49	500	574,634
3.38%, 09/15/49	630	639,784
National Fuel Gas Co., 3.75%, 03/01/23	300	309,695
NiSource, Inc.:
3.65%, 06/15/23	1,000	1,041,718
2.95%, 09/01/29	1,000	996,671
5.95%, 06/15/41	1,050	1,345,871
5.25%, 02/15/43	75	91,291
4.80%, 02/15/44	250	290,784
4.38%, 05/15/47	500	554,738
Sempra Energy:
4.05%, 12/01/23	250	265,879
3.55%, 06/15/24	250	261,904
3.75%, 11/15/25	250	264,615
3.40%, 02/01/28(a)	2,000	2,073,365
4.00%, 02/01/48(a)	1,000	1,051,111
Southern California Gas Co.(a):
Series TT, 2.60%, 06/15/26	1,250	1,252,894
Series UU, 4.13%, 06/01/48	250	278,337
Southern Co. Gas Capital Corp.:
3.50%, 09/15/21(a)	50	51,033
2.45%, 10/01/23(a)	1,000	1,007,041
3.95%, 10/01/46	750	775,933

		14,553,652

Health Care Equipment & Supplies — 0.2%
Baxter International, Inc.:
1.70%, 08/15/21	1,000	998,548
2.60%, 08/15/26	730	736,660
Becton Dickinson & Co.:
2.89%, 06/06/22	500	508,326
3.30%, 03/01/23	200	204,282
3.36%, 06/06/24	1,000	1,041,541
3.73%, 12/15/24	1,250	1,325,220
3.70%, 06/06/27	1,630	1,734,646
6.00%, 05/15/39	250	309,855
4.69%, 12/15/44	196	229,381
4.67%, 06/06/47(a)	500	596,099
Boston Scientific Corp.:
3.85%, 05/15/25	382	410,428
4.00%, 03/01/29	250	276,684
4.55%, 03/01/39	1,000	1,176,419
4.70%, 03/01/49	800	973,546
DH Europe Finance II Sarl:
2.05%, 11/15/22	300	300,328
2.20%, 11/15/24	1,000	1,001,347
2.60%, 11/15/29(a)	445	443,386
3.25%, 11/15/39	400	403,452
3.40%, 11/15/49(a)	675	687,751
Medtronic Global Holdings SCA, 3.35%, 04/01/27(a)	250	266,713
Medtronic, Inc.:
3.15%, 03/15/22	1,350	1,388,500
3.63%, 03/15/24	400	424,225

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
3.50%, 03/15/25(a)	$1,084	$1,162,035
4.38%, 03/15/35	350	414,428
4.63%, 03/15/45(a)	1,750	2,204,221
Stryker Corp.:
3.38%, 11/01/25	580	614,847
3.50%, 03/15/26(a)	500	532,251
4.63%, 03/15/46(a)	1,250	1,505,927
Zimmer Biomet Holdings, Inc.:
3.15%, 04/01/22(a)	1,500	1,531,519
3.55%, 04/01/25(a)	750	790,957
4.45%, 08/15/45	500	538,048

		24,731,570

Health Care Providers & Services — 0.7%
Adventist Health System/West, 3.63%, 03/01/49	197	192,307
Advocate Health & Hospitals Corp.:
3.83%, 08/15/28	74	80,467
4.27%, 08/15/48	107	121,929
3.39%, 10/15/49	85	85,173
Aetna, Inc.:
2.75%, 11/15/22	2,250	2,286,665
2.80%, 06/15/23	1,500	1,524,379
3.50%, 11/15/24(a)	320	335,016
6.75%, 12/15/37(a)	300	404,994
4.50%, 05/15/42	250	269,680
4.75%, 03/15/44	25	27,927
3.88%, 08/15/47	1,400	1,424,109
Allina Health System, Series 2019, 3.89%, 04/15/49	220	233,982
Anthem, Inc.:
3.13%, 05/15/22(a)	1,200	1,230,170
2.95%, 12/01/22(a)	1,000	1,023,075
3.30%, 01/15/23	100	103,476
3.50%, 08/15/24	250	262,118
2.38%, 01/15/25	160	159,812
4.63%, 05/15/42	50	56,422
4.65%, 01/15/43(a)	2,000	2,256,602
5.10%, 01/15/44	900	1,077,109
4.65%, 08/15/44	350	396,743
4.38%, 12/01/47	1,000	1,104,122
Ascension Health:
3.95%, 11/15/46	1,000	1,110,629
Series B, 2.53%, 11/15/29	150	148,604
Series B, 3.11%, 11/15/39	52	51,083
Children’s Hospital Corp., Series 2017, 4.12%, 01/01/47	200	226,863
CHRISTUS Health, Series C, 4.34%, 07/01/28	155	171,244
Cigna Corp.:
4.75%, 11/15/21(b)	300	314,513
4.00%, 02/15/22(b)	1,525	1,574,595
3.05%, 11/30/22(b)	3,000	3,066,631
3.00%, 07/15/23(b)	1,000	1,021,842
3.75%, 07/15/23	2,000	2,097,591
3.50%, 06/15/24(b)	1,250	1,305,642
3.25%, 04/15/25(b)	300	311,134
4.13%, 11/15/25(a)	1,000	1,085,244
4.50%, 02/25/26(b)	250	274,345
3.40%, 03/01/27(b)	750	779,548
4.38%, 10/15/28	3,000	3,323,664
4.80%, 08/15/38(a)	1,000	1,166,420
4.80%, 07/15/46(a)(b)	250	290,186
3.88%, 10/15/47(b)	750	762,457
4.90%, 12/15/48(a)	1,500	1,791,744
CommonSpirit Health:
2.76%, 10/01/24	245	247,268

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
3.35%, 10/01/29	$132	$132,810
3.82%, 10/01/49	251	244,933
4.19%, 10/01/49	245	244,957
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48	100	111,568
Dignity Health, 5.27%, 11/01/64	100	115,185
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/47(a)	173	193,204
HCA, Inc.:
4.75%, 05/01/23	3,000	3,213,944
5.25%, 04/15/25	1,000	1,118,910
4.13%, 06/15/29	750	795,809
5.13%, 06/15/39(a)	1,000	1,102,204
5.50%, 06/15/47	1,000	1,149,498
5.25%, 06/15/49(a)	500	558,964
Humana, Inc.:
3.85%, 10/01/24(a)	500	531,567
3.13%, 08/15/29	500	510,054
4.63%, 12/01/42	1,000	1,125,728
4.95%, 10/01/44(a)	250	295,342
4.80%, 03/15/47	200	234,424
Johns Hopkins Health System Corp., 3.84%, 05/15/46	25	27,220
Kaiser Foundation Hospitals:
3.50%, 04/01/22(a)	100	103,352
3.15%, 05/01/27	500	522,317
4.15%, 05/01/47	1,110	1,267,762
Series 2019, 3.27%, 11/01/49	325	326,199
Laboratory Corp. of America Holdings:
3.75%, 08/23/22(a)	100	103,859
4.00%, 11/01/23	100	105,845
3.25%, 09/01/24(a)	1,000	1,040,393
3.60%, 02/01/25	75	78,962
3.60%, 09/01/27(a)	500	528,321
4.70%, 02/01/45	450	506,697
Mayo Clinic, Series 2016, 4.13%, 11/15/52	300	344,393
McKesson Corp.:
2.85%, 03/15/23	150	152,358
3.80%, 03/15/24(a)	1,500	1,578,901
3.95%, 02/16/28(a)	1,000	1,066,909
Memorial Health Services, 3.45%, 11/01/49	175	172,139
Memorial Sloan-Kettering Cancer Center:
5.00%, 07/01/42	200	251,328
4.13%, 07/01/52(a)	200	228,430
Mercy Health, Series 2018, 4.30%, 07/01/28	64	71,701
Mount Sinai Hospitals Group, Inc.:
Series 2017, 3.98%, 07/01/48(a)	66	66,920
Series 2019, 3.74%, 07/01/49	300	299,113
New York and Presbyterian Hospital:
4.02%, 08/01/45	150	167,510
Series 2019, 3.95%, 08/01/19	207	208,945
Northwell Healthcare, Inc.:
3.98%, 11/01/46	200	204,906
4.26%, 11/01/47	70	75,304
3.81%, 11/01/49	162	163,096
Orlando Health Obligated Group, 4.09%, 10/01/48	29	31,861
Partners Healthcare System, Inc., Series 2017, 3.77%, 07/01/48	85	88,706
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	79	97,270
Providence St Joseph Health Obligated Group:
Series 19A, 2.53%, 10/01/29	325	319,137
Series A, 3.93%, 10/01/48	77	83,397

Security	Par (000)	Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.:
4.70%, 04/01/21	$100	$103,323
4.25%, 04/01/24	250	269,214
3.50%, 03/30/25	370	389,864
4.20%, 06/30/29(a)	250	276,191
RWJ Barnabas Health, Inc., 3.95%, 07/01/46	160	169,615
Spectrum Health System Obligated Group, Series 19A, 3.49%, 07/15/49	85	85,118
Stanford Health Care, Series 2018, 3.80%, 11/15/48	64	69,357
Sutter Health, :
3.70%, 08/15/28	86	92,167
4.09%, 08/15/48(a)	107	117,061
Toledo Hospital:
6.02%, 11/15/48	125	141,695
Series B, 5.33%, 11/15/28	125	135,344
Trinity Health Corp., Series 2019, 3.43%, 12/01/48	137	135,379
UnitedHealth Group, Inc.:
2.13%, 03/15/21	1,500	1,505,192
3.15%, 06/15/21	2,000	2,036,981
3.35%, 07/15/22	750	776,862
2.88%, 03/15/23	250	256,831
2.38%, 08/15/24	425	430,639
3.10%, 03/15/26(a)	500	523,745
3.45%, 01/15/27	500	536,140
3.38%, 04/15/27(a)	1,000	1,067,564
3.85%, 06/15/28(a)	1,000	1,103,493
2.88%, 08/15/29	1,890	1,945,357
4.63%, 07/15/35(a)	555	674,170
6.88%, 02/15/38	100	148,244
3.50%, 08/15/39(a)	645	677,372
5.95%, 02/15/41	100	135,782
3.95%, 10/15/42	150	165,161
4.75%, 07/15/45	2,500	3,078,604
4.20%, 01/15/47	750	861,117
4.25%, 04/15/47	1,000	1,157,793
3.75%, 10/15/47(a)	500	538,192
4.25%, 06/15/48	400	464,987
3.70%, 08/15/49(a)	1,500	1,612,305
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48	108	128,976

		79,549,711

Hotels, Restaurants & Leisure — 0.3%
GLP Capital LP/GLP Financing II, Inc.:
3.35%, 09/01/24	215	219,453
5.25%, 06/01/25	400	439,040
5.30%, 01/15/29	1,000	1,110,700
4.00%, 01/15/30(a)	980	1,000,286
Hyatt Hotels Corp.:
3.38%, 07/15/23(a)	190	194,668
4.38%, 09/15/28	305	331,163
Las Vegas Sands Corp.:
3.20%, 08/08/24	2,745	2,826,267
3.50%, 08/18/26	270	277,774
3.90%, 08/08/29	185	193,167
Marriott International, Inc.:
2.30%, 01/15/22	2,000	2,009,470
3.25%, 09/15/22	100	102,808
2.13%, 10/03/22	1,000	1,001,923
McDonald’s Corp.:
2.63%, 01/15/22(a)	3,000	3,043,198
3.35%, 04/01/23	250	260,401
3.25%, 06/10/24	400	421,077
3.38%, 05/26/25(a)	500	529,002

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
3.70%, 01/30/26	$250	$269,761
3.50%, 03/01/27	1,000	1,068,367
3.80%, 04/01/28(a)	1,000	1,093,651
2.63%, 09/01/29	1,000	1,001,424
4.70%, 12/09/35	315	373,602
6.30%, 03/01/38(a)	1,000	1,354,625
3.70%, 02/15/42	100	101,567
4.88%, 12/09/45(a)	750	904,206
4.45%, 03/01/47	500	568,537
4.45%, 09/01/48	500	573,075
3.63%, 09/01/49	875	890,068
Regency Centers LP, 2.95%, 09/15/29	1,000	999,433
Sands China Ltd.:
4.60%, 08/08/23(a)	500	529,219
5.13%, 08/08/25	500	551,250
5.40%, 08/08/28	1,750	1,977,068
Starbucks Corp.:
2.70%, 06/15/22	500	508,901
3.10%, 03/01/23(a)	3,000	3,094,057
3.85%, 10/01/23	250	265,209
3.80%, 08/15/25(a)	2,000	2,155,189
4.00%, 11/15/28	500	557,453
3.55%, 08/15/29(a)	1,250	1,356,049
3.75%, 12/01/47	1,000	1,039,695

		35,192,803

Household Durables — 0.0%
DR Horton, Inc., 2.50%, 10/15/24(a)	425	425,498
Leggett & Platt, Inc., 3.80%, 11/15/24	200	207,818
Mohawk Industries, Inc., 3.85%, 02/01/23(a)	125	130,323
Whirlpool Corp.:
5.15%, 03/01/43(a)	200	215,741
4.50%, 06/01/46	250	259,257

		1,238,637

Household Products — 0.0%
Clorox Co.(a):
3.05%, 09/15/22	50	51,204
3.50%, 12/15/24	250	264,629
Kimberly-Clark Corp.:
2.65%, 03/01/25(a)	85	87,136
2.75%, 02/15/26(a)	500	515,031
5.30%, 03/01/41(a)	250	331,109
3.20%, 07/30/46(a)	210	212,023
3.90%, 05/04/47	750	841,361

		2,302,493

Industrial Conglomerates — 0.2%
3M Co.:
1.63%, 09/19/21	500	498,888
2.00%, 06/26/22	500	501,952
1.75%, 02/14/23	500	497,274
2.00%, 02/14/25	1,000	994,625
3.00%, 08/07/25(a)	250	262,877
2.88%, 10/15/27(a)	750	782,280
2.38%, 08/26/29(a)	985	971,909
3.13%, 09/19/46(a)	250	240,887
4.00%, 09/14/48(a)	1,000	1,104,126
3.25%, 08/26/49(a)	430	418,550
Crane Co., 4.45%, 12/15/23	125	133,733
Dover Corp.:
3.15%, 11/15/25	250	258,869
2.95%, 11/04/29	170	171,338
General Electric Co.:
5.30%, 02/11/21	1,000	1,031,729

Security	Par (000)	Value

Industrial Conglomerates (continued)
4.63%, 01/07/21	$72	$73,636
4.65%, 10/17/21	201	209,565
2.70%, 10/09/22(a)	1,000	1,013,829
3.10%, 01/09/23(a)	1,500	1,532,629
3.45%, 05/15/24	4,086	4,241,385
6.75%, 03/15/32	394	506,177
5.88%, 01/14/38	2,215	2,692,465
6.88%, 01/10/39	1,322	1,766,909
4.13%, 10/09/42	60	61,899
4.50%, 03/11/44	300	328,702
Ingersoll-Rand Global Holding Co. Ltd., 4.30%, 02/21/48(a)	500	540,838
Koninklijke Philips NV, 5.00%, 03/15/42(a)	250	300,620

		21,137,691

Insurance — 0.8%
Aflac, Inc.:
3.63%, 06/15/23	250	263,073
3.63%, 11/15/24	250	267,315
2.88%, 10/15/26(a)	750	771,487
4.75%, 01/15/49	1,000	1,218,302
Alleghany Corp., 4.95%, 06/27/22	550	585,454
Allstate Corp.:
3.15%, 06/15/23	250	259,647
3.28%, 12/15/26	750	792,404
4.50%, 06/15/43	150	178,392
4.20%, 12/15/46(a)	1,250	1,440,616
American Financial Group, Inc., 4.50%, 06/15/47(a)	750	811,707
American International Group, Inc.:
3.30%, 03/01/21	2,000	2,029,108
4.88%, 06/01/22	250	266,906
4.13%, 02/15/24	250	268,477
3.75%, 07/10/25(a)	750	802,760
3.90%, 04/01/26	1,000	1,074,148
3.88%, 01/15/35	500	530,915
4.70%, 07/10/35	500	579,578
4.50%, 07/16/44	250	288,382
4.80%, 07/10/45	2,000	2,400,359
4.75%, 04/01/48	1,000	1,205,818
Aon Corp.:
2.20%, 11/15/22	335	336,577
4.50%, 12/15/28	1,000	1,126,644
Aon PLC:
2.80%, 03/15/21(a)	250	252,676
3.50%, 06/14/24	1,000	1,048,823
3.88%, 12/15/25	600	645,819
4.60%, 06/14/44	250	289,794
Arch Capital Finance LLC, 4.01%, 12/15/26(a)	1,000	1,098,430
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	155,104
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/24	110	122,373
AXA Equitable Holdings, Inc.:
4.35%, 04/20/28	1,000	1,086,048
5.00%, 04/20/48	500	538,154
AXA SA, 8.60%, 12/15/30	550	799,067
Berkshire Hathaway Finance Corp.:
4.25%, 01/15/21(a)	250	256,310
3.00%, 05/15/22	750	770,552
4.40%, 05/15/42	100	117,662
4.30%, 05/15/43	250	289,062
4.20%, 08/15/48	750	887,982
4.25%, 01/15/49	1,000	1,186,475
Berkshire Hathaway, Inc.:
2.20%, 03/15/21	500	501,934

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
3.00%, 02/11/23(a)	$1,000	$1,032,976
2.75%, 03/15/23	1,500	1,538,136
3.13%, 03/15/26	1,400	1,475,614
4.50%, 02/11/43(a)	1,100	1,334,032
Brighthouse Financial, Inc., 3.70%, 06/22/27(a)	2,500	2,494,170
Chubb Corp.:
6.00%, 05/11/37	50	69,145
Series 1, 6.50%, 05/15/38	100	146,487
Chubb INA Holdings, Inc.:
2.88%, 11/03/22	1,000	1,026,071
3.35%, 05/15/24	500	526,854
3.35%, 05/03/26	795	845,504
4.15%, 03/13/43	150	174,079
CNA Financial Corp.:
5.75%, 08/15/21	100	105,707
4.50%, 03/01/26	350	386,058
First American Financial Corp., 4.60%, 11/15/24	200	214,046
Hartford Financial Services Group, Inc.:
2.80%, 08/19/29	500	505,847
6.10%, 10/01/41	100	137,157
3.60%, 08/19/49(a)	1,335	1,370,143
Lincoln National Corp.:
4.20%, 03/15/22	1,350	1,408,294
4.00%, 09/01/23	200	212,962
3.35%, 03/09/25	65	67,668
3.80%, 03/01/28	1,500	1,599,043
6.30%, 10/09/37	250	323,624
4.35%, 03/01/48	200	220,485
Loews Corp.:
2.63%, 05/15/23	250	254,763
3.75%, 04/01/26	500	537,136
Manulife Financial Corp.:
4.15%, 03/04/26	500	550,419
(5 year USD Swap + 1.65%), 4.06%, 02/24/32(c)	500	518,755
Markel Corp.:
3.35%, 09/17/29	475	486,633
4.30%, 11/01/47	750	783,844
4.15%, 09/17/50	500	515,395
Marsh & McLennan Cos., Inc.:
4.80%, 07/15/21	50	51,816
2.75%, 01/30/22	1,000	1,016,030
3.30%, 03/14/23	500	517,333
3.88%, 03/15/24	500	533,399
3.50%, 06/03/24	1,000	1,050,548
3.75%, 03/14/26	1,000	1,074,741
4.38%, 03/15/29	1,000	1,140,141
4.90%, 03/15/49	1,000	1,270,025
MetLife, Inc.:
3.00%, 03/01/25	650	676,321
6.38%, 06/15/34	500	715,269
5.88%, 02/06/41(a)	2,000	2,724,182
4.13%, 08/13/42	300	342,169
4.88%, 11/13/43(a)	250	310,017
4.05%, 03/01/45	250	290,243
4.60%, 05/13/46(a)	500	616,261
Old Republic International Corp., 4.88%, 10/01/24	250	274,170
Principal Financial Group, Inc.:
3.40%, 05/15/25	250	262,003
3.10%, 11/15/26(a)	1,000	1,035,511
3.70%, 05/15/29(a)	135	147,229
4.63%, 09/15/42	50	58,254
4.30%, 11/15/46	250	282,925

Security	Par (000)	Value

Insurance (continued)
Progressive Corp.:
3.75%, 08/23/21	$1,050	$1,083,066
2.45%, 01/15/27	500	502,114
4.35%, 04/25/44	100	117,046
3.70%, 01/26/45	200	214,098
4.13%, 04/15/47	500	581,927
4.20%, 03/15/48(a)	500	585,452
Prudential Financial, Inc.:
3.50%, 05/15/24	1,000	1,064,225
3.88%, 03/27/28(a)	951	1,042,915
(3 mo. LIBOR US + 3.04%), 5.20%, 03/15/44(a)(c)	350	373,349
4.60%, 05/15/44	250	295,231
(3 mo. LIBOR US + 2.67%), 5.70%, 09/15/48(c)	1,000	1,142,500
3.94%, 12/07/49	908	991,343
4.35%, 02/25/50	1,000	1,152,853
3.70%, 03/13/51	1,250	1,315,793
Reinsurance Group of America, Inc., 3.90%, 05/15/29(a)	475	506,839
Travelers Cos., Inc.:
6.75%, 06/20/36	250	361,996
4.60%, 08/01/43(a)	850	1,030,758
4.30%, 08/25/45	250	291,106
4.00%, 05/30/47	250	283,398
4.05%, 03/07/48(a)	2,000	2,281,847
Travelers Property Casualty Corp., 6.38%, 03/15/33	100	138,035
Trinity Acquisition PLC, 4.40%, 03/15/26	500	543,690
Unum Group:
4.00%, 06/15/29(a)	1,000	1,050,341
5.75%, 08/15/42(a)	250	282,557
4.50%, 12/15/49	250	244,156
Voya Financial, Inc.:
3.65%, 06/15/26	350	369,780
5.70%, 07/15/43(a)	500	626,312
Willis North America, Inc.:
4.50%, 09/15/28	1,500	1,654,167
3.88%, 09/15/49(a)	80	79,815
WR Berkley Corp., 4.63%, 03/15/22(a)	200	210,929
XLIT Ltd., 5.50%, 03/31/45(a)	250	318,026

		83,529,632

Interactive Media & Services — 0.1%
Alphabet, Inc.(a):
3.63%, 05/19/21	25	25,657
3.38%, 02/25/24	500	531,875
2.00%, 08/15/26	2,500	2,487,577
Baidu, Inc.(a):
4.13%, 06/30/25	1,000	1,065,937
4.88%, 11/14/28	2,000	2,256,621
Booking Holdings, Inc.:
2.75%, 03/15/23	500	510,904
3.60%, 06/01/26	2,500	2,668,908
eBay, Inc.:
2.88%, 08/01/21	1,000	1,012,013
3.80%, 03/09/22	640	661,626
2.60%, 07/15/22	50	50,292
3.60%, 06/05/27(a)	1,000	1,048,772
Equinix, Inc., 5.88%, 01/15/26	600	636,756

		12,956,938

Internet & Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd.:
3.13%, 11/28/21(a)	475	483,550
3.60%, 11/28/24(a)	2,500	2,627,000
3.40%, 12/06/27	1,000	1,042,520

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet & Direct Marketing Retail (continued)
4.50%, 11/28/34	$250	$283,750
4.00%, 12/06/37	1,000	1,063,250
4.20%, 12/06/47(a)	1,300	1,458,438
Amazon.com, Inc.:
2.40%, 02/22/23	1,500	1,526,676
2.80%, 08/22/24	1,500	1,552,453
3.15%, 08/22/27	2,750	2,914,401
4.80%, 12/05/34(a)	600	757,159
3.88%, 08/22/37	1,000	1,136,585
4.05%, 08/22/47	2,500	2,942,117
4.25%, 08/22/57	1,000	1,219,922
Expedia Group, Inc.:
4.50%, 08/15/24	250	266,898
3.80%, 02/15/28	750	767,157
3.25%, 02/15/30(b)	325	312,800

		20,354,676

IT Services — 0.3%
Broadridge Financial Solutions, Inc.:
3.40%, 06/27/26	270	282,271
2.90%, 12/01/29	500	499,542
DXC Technology Co., 4.75%, 04/15/27(a)	1,000	1,077,085
Fidelity National Information Services, Inc.:
3.50%, 04/15/23	25	26,028
3.00%, 08/15/26(a)	750	776,100
Series 10Y, 4.25%, 05/15/28	1,000	1,120,930
Fiserv, Inc.:
2.75%, 07/01/24	1,120	1,139,785
4.20%, 10/01/28(a)	2,000	2,218,493
3.50%, 07/01/29	1,645	1,729,024
4.40%, 07/01/49(a)	880	999,050
Global Payments, Inc.:
4.80%, 04/01/26(a)	500	556,557
3.20%, 08/15/29	250	254,802
4.15%, 08/15/49	355	379,810
IBM Credit LLC, 3.00%, 02/06/23(a)	500	514,684
International Business Machines Corp.:
2.25%, 02/19/21(a)	1,000	1,003,642
2.90%, 11/01/21	100	101,855
2.50%, 01/27/22	600	607,035
2.85%, 05/13/22	2,250	2,300,900
2.88%, 11/09/22	3,400	3,488,200
3.63%, 02/12/24	775	821,691
3.45%, 02/19/26	250	266,687
3.30%, 05/15/26	500	527,829
3.30%, 01/27/27	1,000	1,061,530
3.50%, 05/15/29	5,000	5,379,539
5.88%, 11/29/32	250	333,582
4.00%, 06/20/42(a)	850	939,187
4.70%, 02/19/46(a)	250	301,932
4.25%, 05/15/49	1,925	2,203,091
PayPal Holdings, Inc.:
2.40%, 10/01/24	1,170	1,181,539
2.85%, 10/01/29	1,335	1,347,401
Verisk Analytics, Inc.(a):
4.13%, 03/15/29	500	549,116
4.00%, 06/15/25	250	269,214
Western Union Co., 6.20%, 11/17/36	525	598,874

		34,857,005

Leisure Products — 0.0%
Hasbro, Inc.:
2.60%, 11/19/22	305	306,869
3.00%, 11/19/24	500	502,573

Security	Par (000)	Value

Leisure Products (continued)
3.55%, 11/19/26	$300	$302,108
3.50%, 09/15/27(a)	250	248,995
3.90%, 11/19/29	300	302,176
6.35%, 03/15/40	500	578,754
5.10%, 05/15/44	60	59,671

		2,301,146

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.:
3.88%, 07/15/23(a)	200	209,888
2.75%, 09/15/29	645	640,418
PerkinElmer, Inc., 3.30%, 09/15/29	1,000	1,021,513
Thermo Fisher Scientific, Inc.:
4.15%, 02/01/24(a)	250	267,911
3.65%, 12/15/25	500	534,561
3.20%, 08/15/27(a)	500	523,231
2.60%, 10/01/29	970	959,560
4.10%, 08/15/47	500	566,936

		4,724,018

Machinery — 0.2%
Caterpillar, Inc.:
3.90%, 05/27/21	50	51,367
3.40%, 05/15/24(a)	500	529,577
2.60%, 09/19/29(a)	70	70,703
5.20%, 05/27/41	600	778,208
3.80%, 08/15/42(a)	1,450	1,627,121
3.25%, 09/19/49	1,000	1,004,131
CNH Industrial NV, 4.50%, 08/15/23(a)	3,000	3,212,340
Cummins, Inc., 3.65%, 10/01/23(a)	250	264,362
Deere & Co.:
3.90%, 06/09/42(a)	550	618,950
2.88%, 09/07/49	385	366,301
Flowserve Corp., 3.50%, 09/15/22	100	102,012
Fortive Corp.:
2.35%, 06/15/21	1,000	1,004,255
3.15%, 06/15/26	500	511,691
Illinois Tool Works, Inc.:
2.65%, 11/15/26(a)	3,000	3,080,928
4.88%, 09/15/41	50	63,536
3.90%, 09/01/42	75	86,823
Ingersoll-Rand Luxembourg Finance SA:
3.55%, 11/01/24	500	524,783
4.65%, 11/01/44	30	33,924
4.50%, 03/21/49	500	562,395
Parker-Hannifin Corp.:
3.25%, 06/14/29(a)	2,000	2,089,512
4.20%, 11/21/34	250	276,817
4.10%, 03/01/47(a)	500	545,581
4.00%, 06/14/49	500	540,796
Stanley Black & Decker, Inc.:
2.90%, 11/01/22(a)	150	153,488
4.25%, 11/15/28	1,000	1,128,243
4.85%, 11/15/48(a)	250	307,571
Valmont Industries, Inc., 5.00%, 10/01/44(a)	1,000	1,023,113
Westinghouse Air Brake Technologies Corp.:
4.40%, 03/15/24	500	530,907
4.95%, 09/15/28	500	550,030
Xylem, Inc., 4.38%, 11/01/46	500	545,104

		22,184,569

Media — 1.0%
Bell Canada, Inc.:
4.46%, 04/01/48	310	359,525
4.30%, 07/29/49(a)	265	300,187

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 07/23/22	$1,000	$1,051,169
4.50%, 02/01/24	4,000	4,304,918
4.91%, 07/23/25	1,930	2,125,272
3.75%, 02/15/28	1,000	1,037,312
5.05%, 03/30/29	1,750	1,985,650
6.38%, 10/23/35	250	314,662
5.38%, 04/01/38(a)	1,000	1,141,039
6.48%, 10/23/45	1,000	1,239,726
5.38%, 05/01/47(a)	500	560,953
5.75%, 04/01/48	1,000	1,167,924
5.13%, 07/01/49	1,000	1,088,351
4.80%, 03/01/50	1,400	1,476,306
6.83%, 10/23/55	250	327,406
Cintas Corp. No. 2:
4.30%, 06/01/21	25	25,813
2.90%, 04/01/22	250	255,033
3.70%, 04/01/27	500	542,450
Comcast Corp.:
3.45%, 10/01/21	3,000	3,088,131
2.75%, 03/01/23	750	766,253
3.00%, 02/01/24	1,500	1,554,768
3.60%, 03/01/24	250	265,038
3.70%, 04/15/24	1,000	1,066,594
3.38%, 08/15/25	500	530,714
3.95%, 10/15/25	2,000	2,182,825
3.15%, 03/01/26	750	786,301
2.35%, 01/15/27	1,850	1,848,472
3.30%, 02/01/27	1,000	1,059,432
3.15%, 02/15/28(a)	250	262,096
3.55%, 05/01/28(a)	1,000	1,076,280
4.15%, 10/15/28	1,720	1,937,312
2.65%, 02/01/30	945	949,048
4.25%, 10/15/30	1,000	1,143,862
4.25%, 01/15/33(a)	650	753,403
4.20%, 08/15/34	2,235	2,550,780
4.40%, 08/15/35(a)	250	293,257
3.20%, 07/15/36(a)	500	511,906
3.90%, 03/01/38(a)	500	553,993
4.60%, 10/15/38	3,000	3,576,801
3.25%, 11/01/39	1,000	1,015,869
4.65%, 07/15/42	1,150	1,382,777
4.75%, 03/01/44	250	304,266
4.60%, 08/15/45	500	601,160
3.40%, 07/15/46(a)	500	507,485
4.00%, 08/15/47	500	551,330
3.97%, 11/01/47	1,500	1,652,593
4.00%, 03/01/48(a)	500	555,082
4.70%, 10/15/48	2,500	3,086,915
4.00%, 11/01/49	1,255	1,391,719
3.45%, 02/01/50	800	820,151
4.05%, 11/01/52	694	777,536
4.95%, 10/15/58	1,000	1,303,221
Discovery Communications LLC:
4.38%, 06/15/21	50	51,643
2.95%, 03/20/23(a)	1,000	1,019,202
3.25%, 04/01/23	50	51,452
3.90%, 11/15/24(a)	250	265,647
3.45%, 03/15/25	1,000	1,038,845
4.90%, 03/11/26	330	368,335
3.95%, 03/20/28	1,220	1,302,377
5.00%, 09/20/37(a)	500	565,093
4.95%, 05/15/42	50	55,465

Security	Par (000)	Value

Media (continued)
4.88%, 04/01/43	$150	$164,130
5.20%, 09/20/47	1,445	1,684,433
Fox Corp.(b):
4.03%, 01/25/24	2,000	2,131,315
4.71%, 01/25/29	1,000	1,140,383
5.48%, 01/25/39	1,000	1,223,593
5.58%, 01/25/49	500	636,996
Grupo Televisa SAB:
4.63%, 01/30/26(a)	2,000	2,143,750
6.63%, 01/15/40	250	312,109
5.00%, 05/13/45	200	208,062
6.13%, 01/31/46(a)	250	301,406
5.25%, 05/24/49	500	538,750
Interpublic Group of Cos., Inc.:
3.75%, 10/01/21	1,000	1,027,852
4.20%, 04/15/24	250	269,179
NBCUniversal Media LLC:
4.38%, 04/01/21	600	618,818
2.88%, 01/15/23(a)	250	256,931
5.95%, 04/01/41	250	344,004
4.45%, 01/15/43	250	291,566
Omnicom Group, Inc/Omnicom Capital, Inc.:
3.63%, 05/01/22(a)	125	129,490
3.65%, 11/01/24	70	73,989
3.60%, 04/15/26(a)	500	526,837
RELX Capital, Inc., 3.50%, 03/16/23	300	311,518
TCI Communications, Inc., 7.88%, 02/15/26	250	325,582
TELUS Corp.:
4.60%, 11/16/48	200	236,392
4.30%, 06/15/49(a)	500	551,285
Thomson Reuters Corp.:
4.30%, 11/23/23	250	268,298
3.35%, 05/15/26(a)	140	144,256
5.65%, 11/23/43	1,500	1,775,556
Time Warner Cable LLC:
4.13%, 02/15/21	100	101,619
4.00%, 09/01/21	300	306,996
6.55%, 05/01/37(a)	650	797,384
6.75%, 06/15/39	2,050	2,590,174
5.88%, 11/15/40	250	286,943
5.50%, 09/01/41	250	279,277
4.50%, 09/15/42(a)	1,225	1,252,414
TWDC Enterprises 18 Corp.:
2.30%, 02/12/21	500	503,304
3.75%, 06/01/21	50	51,400
2.35%, 12/01/22	1,300	1,319,396
3.15%, 09/17/25	165	175,373
3.00%, 02/13/26	200	210,619
1.85%, 07/30/26	1,000	982,789
2.95%, 06/15/27(a)	750	791,340
4.13%, 06/01/44	500	590,363
3.00%, 07/30/46	75	74,186
Series E, 4.13%, 12/01/41	250	287,347
ViacomCBS, Inc.:
4.25%, 09/01/23(a)	1,250	1,331,343
3.70%, 08/15/24	1,000	1,058,233
3.50%, 01/15/25	500	523,255
4.00%, 01/15/26(a)	1,500	1,607,251
3.38%, 02/15/28	500	512,476
3.70%, 06/01/28(a)	500	524,344
6.88%, 04/30/36	250	334,760
4.85%, 07/01/42	325	363,716
4.38%, 03/15/43	1,070	1,134,479
5.85%, 09/01/43	100	125,291

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
5.25%, 04/01/44(a)	$250	$290,111
4.90%, 08/15/44	1,000	1,131,981
Walt Disney Co.:
4.50%, 02/15/21	1,100	1,133,604
1.65%, 09/01/22	230	229,435
3.00%, 09/15/22	150	154,522
1.75%, 08/30/24	500	496,206
3.70%, 09/15/24	500	535,171
3.70%, 10/15/25	830	898,549
3.38%, 11/15/26	1,500	1,617,917
2.00%, 09/01/29	500	485,249
6.20%, 12/15/34	350	491,573
6.40%, 12/15/35	764	1,085,902
6.65%, 11/15/37(a)	250	371,631
4.75%, 09/15/44	500	624,628
4.95%, 10/15/45	15	19,585
4.75%, 11/15/46	1,500	1,915,588
2.75%, 09/01/49	1,000	944,023
WPP Finance 2010:
3.63%, 09/07/22	1,500	1,552,430
3.75%, 09/19/24(a)	250	263,833

		114,723,615

Metal Fabricating — 0.0%
Timken Co., 4.50%, 12/15/28	500	538,919

Metals & Mining — 0.3%
ArcelorMittal SA:
3.60%, 07/16/24	1,000	1,025,455
6.13%, 06/01/25	1,000	1,148,988
4.25%, 07/16/29(a)	1,000	1,044,795
7.00%, 10/15/39	375	457,098
Barrick Gold Corp., 5.25%, 04/01/42	950	1,133,773
Barrick North America Finance LLC:
5.70%, 05/30/41	250	308,380
5.75%, 05/01/43	250	318,326
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22(a)	1,250	1,274,310
5.00%, 09/30/43	1,850	2,369,303
Newmont Goldcorp Corp.:
3.63%, 06/09/21	250	254,814
3.50%, 03/15/22(a)	1,950	2,001,614
3.70%, 03/15/23	500	522,846
2.80%, 10/01/29	80	79,261
4.88%, 03/15/42	1,300	1,522,209
Nucor Corp.:
3.95%, 05/01/28(a)	1,000	1,085,668
5.20%, 08/01/43	250	308,805
4.40%, 05/01/48	500	567,302
Precision Castparts Corp.:
2.50%, 01/15/23(a)	150	152,681
4.20%, 06/15/35	250	277,743
Reliance Steel & Aluminum Co., 4.50%, 04/15/23	25	26,426
Rio Tinto Finance USA Ltd.:
3.75%, 06/15/25	3,500	3,763,475
5.20%, 11/02/40(a)	350	457,452
Rio Tinto Finance USA PLC:
4.75%, 03/22/42	100	122,498
4.13%, 08/21/42	500	573,567
Southern Copper Corp.:
3.50%, 11/08/22	1,000	1,030,937
3.88%, 04/23/25(a)	2,750	2,888,359
6.75%, 04/16/40(a)	1,350	1,801,406
5.88%, 04/23/45	615	767,213

Security	Par (000)	Value

Metals & Mining (continued)
Steel Dynamics, Inc.:
2.80%, 12/15/24	$30	$30,192
5.00%, 12/15/26	1,100	1,169,882
3.45%, 04/15/30	90	91,069
Teck Resources Ltd., 5.40%, 02/01/43	2,000	2,114,726
Vale Overseas Ltd.:
6.25%, 08/10/26	2,000	2,340,000
6.88%, 11/10/39	1,250	1,628,125

		34,658,698

Multi-Utilities — 0.1%
CenterPoint Energy Resources Corp., 5.85%, 01/15/41	250	318,757
CenterPoint Energy, Inc.:
2.50%, 09/01/24	425	425,611
4.25%, 11/01/28(a)	2,000	2,171,875
2.95%, 03/01/30	1,000	985,979
3.70%, 09/01/49(a)	250	246,112
Dominion Energy Gas Holdings LLC:
3.60%, 12/15/24	250	262,521
Series A, 2.50%, 11/15/24	495	497,319
Series B, 3.00%, 11/15/29	1,000	996,633
Series C, 3.90%, 11/15/49	300	299,637
ONE Gas, Inc., 4.66%, 02/01/44(a)	250	297,396
San Diego Gas & Electric Co.:
3.60%, 09/01/23	250	261,429
4.30%, 04/01/42	100	107,578
4.15%, 05/15/48	1,000	1,100,494
Washington Gas Light Co., 3.65%, 09/15/49	500	503,109

		8,474,450

Multiline Retail — 0.1%
Kohl’s Corp., 5.55%, 07/17/45	100	101,983
Nordstrom, Inc.:
4.00%, 10/15/21	100	102,638
4.38%, 04/01/30	200	203,971
5.00%, 01/15/44(a)	500	490,139
O’Reilly Automotive, Inc.:
4.35%, 06/01/28	1,000	1,116,615
3.90%, 06/01/29	1,000	1,092,837
Target Corp.:
2.90%, 01/15/22	150	153,479
3.50%, 07/01/24	1,000	1,070,405
2.50%, 04/15/26(a)	250	256,288
3.38%, 04/15/29(a)	1,000	1,087,152
4.00%, 07/01/42(a)	350	400,375
3.63%, 04/15/46(a)	850	929,911
3.90%, 11/15/47(a)	500	574,938

		7,580,731

Office Supplies & Equipment — 0.0%
VMware, Inc., 2.95%, 08/21/22	2,000	2,037,917

Oil, Gas & Consumable Fuels — 2.5%
Apache Corp.:
3.25%, 04/15/22	756	770,347
4.38%, 10/15/28	2,000	2,091,977
4.25%, 01/15/30(a)	750	777,914
5.10%, 09/01/40	250	254,534
5.25%, 02/01/42	250	260,581
4.75%, 04/15/43	250	241,557
4.25%, 01/15/44	600	553,370
Boardwalk Pipelines LP:
3.38%, 02/01/23(a)	200	203,786
4.80%, 05/03/29	500	535,984

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets America, Inc.:
4.74%, 03/11/21	$550	$568,374
2.11%, 09/16/21	500	502,427
3.25%, 05/06/22	100	103,221
2.52%, 09/19/22	1,000	1,013,214
2.75%, 05/10/23	350	358,090
3.22%, 11/28/23(a)	1,000	1,041,953
3.41%, 02/11/26	2,000	2,131,000
3.12%, 05/04/26(a)	350	365,746
3.02%, 01/16/27	500	516,904
3.94%, 09/21/28(a)	500	552,660
4.23%, 11/06/28	1,000	1,131,053
BP Capital Markets PLC:
3.56%, 11/01/21	3,000	3,093,785
3.06%, 03/17/22	210	215,354
3.99%, 09/26/23	250	267,249
3.28%, 09/19/27	500	526,148
Canadian Natural Resources Ltd.:
3.45%, 11/15/21	1,100	1,127,455
2.95%, 01/15/23(a)	1,000	1,020,155
3.80%, 04/15/24	1,250	1,320,903
3.90%, 02/01/25	250	266,432
3.85%, 06/01/27	250	266,266
6.25%, 03/15/38(a)	300	390,394
4.95%, 06/01/47(a)	1,500	1,824,068
Cenovus Energy, Inc.:
4.25%, 04/15/27	1,000	1,059,468
5.25%, 06/15/37	500	554,193
6.75%, 11/15/39(a)	500	637,034
5.40%, 06/15/47(a)	500	581,132
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24	1,000	1,152,390
5.13%, 06/30/27	1,500	1,657,770
3.70%, 11/15/29(b)	500	510,609
Chevron Corp.:
2.10%, 05/16/21(a)	3,000	3,018,945
2.41%, 03/03/22	145	146,915
3.19%, 06/24/23	500	520,531
3.33%, 11/17/25(a)	500	534,422
2.95%, 05/16/26	1,250	1,306,583
Cimarex Energy Co., 4.38%, 03/15/29	1,000	1,060,790
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	1,300	1,320,719
CNOOC Finance 2015 USA LLC:
3.50%, 05/05/25	500	521,493
4.38%, 05/02/28	2,000	2,220,000
CNOOC Nexen Finance 2014 ULC:
4.25%, 04/30/24	1,750	1,873,594
4.88%, 04/30/44	500	610,938
Columbia Pipeline Group, Inc., 4.50%, 06/01/25(a)	250	274,313
Concho Resources, Inc.:
3.75%, 10/01/27(a)	1,000	1,051,842
4.88%, 10/01/47	500	584,161
ConocoPhillips, 6.50%, 02/01/39	1,400	2,040,311
ConocoPhillips Co.:
4.95%, 03/15/26(a)	1,000	1,150,802
4.30%, 11/15/44	500	586,994
5.95%, 03/15/46	750	1,073,563
ConocoPhillips Holding Co., 6.95%, 04/15/29	850	1,155,941
Continental Resources, Inc.:
4.38%, 01/15/28(a)	1,000	1,063,380
4.90%, 06/01/44	250	265,439
Devon Energy Corp.:
5.85%, 12/15/25(a)	250	296,465
5.60%, 07/15/41	500	608,057

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.75%, 05/15/42	$350	$392,667
5.00%, 06/15/45	500	580,337
Diamondback Energy, Inc., 3.50%, 12/01/29	1,000	1,017,600
Ecopetrol SA:
5.88%, 09/18/23	350	388,430
4.13%, 01/16/25	1,000	1,051,875
5.38%, 06/26/26	500	560,625
5.88%, 05/28/45	2,250	2,652,188
Enable Midstream Partners LP:
4.95%, 05/15/28(a)	1,000	1,012,965
5.00%, 05/15/44	500	458,967
Enbridge Energy Partners LP:
4.20%, 09/15/21	100	103,058
5.88%, 10/15/25(a)	1,500	1,749,695
7.38%, 10/15/45	800	1,195,175
Enbridge, Inc.:
3.50%, 06/10/24	65	67,786
2.50%, 01/15/25	250	251,346
4.25%, 12/01/26	1,000	1,101,721
3.70%, 07/15/27	1,000	1,059,245
3.13%, 11/15/29	250	253,108
4.50%, 06/10/44	250	275,670
4.00%, 11/15/49	250	262,668
Encana Corp.:
3.90%, 11/15/21(a)	1,250	1,280,182
7.20%, 11/01/31	1,000	1,223,527
7.38%, 11/01/31(a)	250	305,007
6.50%, 02/01/38	250	295,369
Energy Transfer Operating LP:
5.20%, 02/01/22	250	262,182
3.60%, 02/01/23	150	153,653
4.25%, 03/15/23	1,000	1,044,515
4.90%, 02/01/24(a)	250	268,302
4.75%, 01/15/26	1,000	1,082,961
4.20%, 04/15/27	1,000	1,047,352
4.90%, 03/15/35(a)	250	262,623
5.15%, 02/01/43	500	513,989
5.95%, 10/01/43	150	167,555
5.15%, 03/15/45(a)	2,000	2,105,677
6.13%, 12/15/45	250	289,931
5.30%, 04/15/47(a)	250	266,884
6.25%, 04/15/49	1,500	1,810,218
Series 30Y, 6.00%, 06/15/48(a)	1,000	1,166,837
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.88%, 03/01/22	500	530,712
Enterprise Products Operating LLC:
2.80%, 02/15/21	500	504,772
3.90%, 02/15/24	125	132,647
3.75%, 02/15/25	790	841,957
3.70%, 02/15/26(a)	960	1,022,060
3.95%, 02/15/27(a)	3,000	3,238,835
3.13%, 07/31/29	2,655	2,732,005
5.95%, 02/01/41	150	193,587
4.45%, 02/15/43	325	357,683
4.85%, 03/15/44	200	231,417
5.10%, 02/15/45(a)	250	299,719
4.90%, 05/15/46(a)	1,100	1,290,188
4.25%, 02/15/48	1,000	1,074,388
4.80%, 02/01/49	1,000	1,174,752
4.20%, 01/31/50	620	665,527
(3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(c)	1,000	993,793
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(c)	750	758,985

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.:
3.15%, 04/01/25	$80	$84,013
5.10%, 01/15/36	250	307,238
EQM Midstream Partners LP, 4.75%, 07/15/23	1,000	1,003,191
EQT Corp.(a):
4.88%, 11/15/21	1,050	1,084,070
3.00%, 10/01/22	1,000	982,809
EQT Midstream Partners LP, Series 10Y, 5.50%, 07/15/28	1,000	982,933
Equinor ASA:
2.75%, 11/10/21	500	508,799
2.65%, 01/15/24	1,500	1,538,312
3.70%, 03/01/24	250	266,373
3.25%, 11/10/24	500	526,911
5.10%, 08/17/40	1,100	1,402,832
4.25%, 11/23/41	300	347,702
3.25%, 11/18/49	1,000	1,008,314
Exxon Mobil Corp.:
2.22%, 03/01/21	750	754,427
2.40%, 03/06/22	500	505,449
1.90%, 08/16/22	270	271,490
2.73%, 03/01/23(a)	1,000	1,024,278
3.18%, 03/15/24	250	261,939
2.02%, 08/16/24(a)	500	501,810
2.71%, 03/06/25	1,250	1,292,361
3.04%, 03/01/26(a)	620	650,476
2.28%, 08/16/26	500	503,374
2.44%, 08/16/29(a)	500	504,869
3.00%, 08/16/39	500	501,333
4.11%, 03/01/46(a)	1,000	1,174,054
3.10%, 08/16/49	1,500	1,497,632
Hess Corp.:
4.30%, 04/01/27(a)	1,500	1,599,636
5.60%, 02/15/41(a)	550	644,118
5.80%, 04/01/47	1,000	1,224,738
Husky Energy, Inc.:
3.95%, 04/15/22	150	155,147
4.00%, 04/15/24(a)	500	527,618
6.80%, 09/15/37	500	651,317
Kinder Morgan Energy Partners LP:
4.30%, 05/01/24	500	534,402
3.50%, 03/01/21	750	759,575
5.80%, 03/01/21	250	260,256
5.00%, 10/01/21	200	208,479
3.95%, 09/01/22	225	234,514
3.45%, 02/15/23	500	515,047
4.15%, 02/01/24(a)	1,000	1,060,558
4.25%, 09/01/24(a)	155	166,015
5.80%, 03/15/35	1,000	1,210,723
6.50%, 02/01/37	100	124,736
6.95%, 01/15/38	1,250	1,656,097
5.00%, 08/15/42	75	81,814
5.00%, 03/01/43	250	274,197
5.50%, 03/01/44	250	291,122
5.40%, 09/01/44(a)	250	288,064
Kinder Morgan, Inc.:
3.15%, 01/15/23	1,500	1,534,070
4.30%, 06/01/25	410	444,844
4.30%, 03/01/28(a)	1,000	1,090,417
5.30%, 12/01/34(a)	250	294,530
5.55%, 06/01/45	1,250	1,487,606
5.05%, 02/15/46	750	841,644
5.20%, 03/01/48(a)	1,250	1,451,560

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Magellan Midstream Partners LP:
3.20%, 03/15/25	$500	$511,448
4.25%, 09/15/46(a)	250	266,863
4.85%, 02/01/49(a)	750	870,895
3.95%, 03/01/50	175	179,992
Marathon Oil Corp.:
2.80%, 11/01/22(a)	400	406,732
3.85%, 06/01/25	250	264,774
4.40%, 07/15/27	1,000	1,087,609
6.60%, 10/01/37	250	318,974
5.20%, 06/01/45(a)	250	290,915
Marathon Petroleum Corp.:
5.13%, 03/01/21	150	155,309
3.63%, 09/15/24	115	120,801
3.80%, 04/01/28(a)	1,000	1,052,691
4.75%, 09/15/44	250	274,844
5.85%, 12/15/45(a)	250	287,097
4.50%, 04/01/48(a)	1,000	1,064,080
MPLX LP:
3.50%, 12/01/22(b)	1,000	1,029,604
3.38%, 03/15/23	2,000	2,053,999
4.50%, 07/15/23	250	265,705
4.88%, 12/01/24	250	271,798
4.88%, 06/01/25	250	273,110
4.13%, 03/01/27(a)	1,000	1,050,439
4.00%, 03/15/28(a)	1,000	1,035,773
4.50%, 04/15/38	750	763,180
5.20%, 12/01/47(b)	500	532,474
4.70%, 04/15/48(a)	1,750	1,783,142
5.50%, 02/15/49	200	227,217
Nexen, Inc.:
7.88%, 03/15/32	900	1,303,031
6.40%, 05/15/37	400	547,000
Noble Energy, Inc.:
3.85%, 01/15/28(a)	1,500	1,585,044
5.25%, 11/15/43	500	563,387
4.95%, 08/15/47	500	555,745
4.20%, 10/15/49	500	506,733
Occidental Petroleum Corp.:
2.70%, 08/15/22	110	111,143
6.95%, 07/01/24(a)	1,000	1,178,099
2.90%, 08/15/24	500	508,170
3.50%, 06/15/25	250	258,181
5.55%, 03/15/26	1,090	1,236,181
3.40%, 04/15/26(a)	390	399,643
3.00%, 02/15/27	2,250	2,254,287
3.50%, 08/15/29(a)	225	229,696
6.45%, 09/15/36	350	429,945
4.30%, 08/15/39	30	30,591
6.20%, 03/15/40	1,250	1,502,129
4.50%, 07/15/44	250	252,574
6.60%, 03/15/46	1,000	1,289,260
4.40%, 04/15/46	250	253,258
4.20%, 03/15/48	1,250	1,241,774
4.40%, 08/15/49(a)	500	516,282
Series 1, 4.10%, 02/01/21	50	50,870
ONEOK Partners LP(a):
3.38%, 10/01/22	500	514,597
4.90%, 03/15/25	250	275,356
6.13%, 02/01/41	300	361,241
ONEOK, Inc.:
2.75%, 09/01/24	430	434,085
4.55%, 07/15/28(a)	500	550,064
3.40%, 09/01/29	1,000	1,016,137

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.95%, 07/13/47(a)	$1,000	$1,102,842
4.45%, 09/01/49	1,000	1,037,275
Petroleos Mexicanos:
6.63%, 06/15/35	250	255,750
5.50%, 01/21/21	350	359,625
6.38%, 02/04/21	1,400	1,453,375
4.88%, 01/24/22	1,280	1,326,400
5.38%, 03/13/22	2,800	2,933,875
3.50%, 01/30/23	280	282,100
4.63%, 09/21/23(a)	1,050	1,097,250
4.88%, 01/18/24	250	263,250
4.50%, 01/23/26	2,000	1,987,800
6.88%, 08/04/26	500	549,000
6.50%, 03/13/27	1,750	1,854,081
5.35%, 02/12/28	1,250	1,237,500
6.50%, 01/23/29(a)	2,000	2,101,250
6.84%, 01/23/30(b)	3,000	3,209,700
6.50%, 06/02/41(a)	550	545,703
5.50%, 06/27/44	862	766,103
6.38%, 01/23/45	2,750	2,670,078
5.63%, 01/23/46	850	764,203
6.75%, 09/21/47	2,473	2,494,639
6.35%, 02/12/48	2,000	1,936,463
7.69%, 01/23/50(b)	2,900	3,177,559
Phillips 66:
4.30%, 04/01/22	1,000	1,049,745
4.65%, 11/15/34	1,355	1,592,558
5.88%, 05/01/42	100	135,119
4.88%, 11/15/44	1,250	1,508,058
Phillips 66 Partners LP:
2.45%, 12/15/24	255	255,218
3.15%, 12/15/29	370	368,706
4.90%, 10/01/46	500	568,114
Pioneer Natural Resources Co., 3.95%, 07/15/22	150	155,684
Plains All American Pipeline LP/PAA Finance Corp.:
3.65%, 06/01/22	500	513,001
2.85%, 01/31/23(a)	250	252,495
3.60%, 11/01/24	750	771,925
4.50%, 12/15/26	500	532,841
5.15%, 06/01/42	50	50,451
4.70%, 06/15/44	750	729,367
4.90%, 02/15/45	1,000	996,544
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	3,500	3,597,625
5.63%, 03/01/25	1,000	1,126,309
5.00%, 03/15/27	1,000	1,100,789
4.20%, 03/15/28	750	795,036
Shell International Finance BV:
1.88%, 05/10/21	250	250,293
1.75%, 09/12/21(a)	1,000	999,598
2.25%, 01/06/23	1,000	1,008,304
3.40%, 08/12/23	2,000	2,097,430
2.00%, 11/07/24	1,000	997,367
3.25%, 05/11/25	1,250	1,324,968
2.88%, 05/10/26	500	518,850
2.50%, 09/12/26	1,000	1,016,730
2.38%, 11/07/29	1,000	991,899
4.13%, 05/11/35(a)	500	585,053
6.38%, 12/15/38	300	437,876
5.50%, 03/25/40(a)	300	405,211
4.55%, 08/12/43	200	243,905
4.38%, 05/11/45	2,500	2,984,546
4.00%, 05/10/46	1,250	1,424,508

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
3.75%, 09/12/46(a)	$900	$989,755
3.13%, 11/07/49	940	928,525
Spectra Energy Partners LP:
4.75%, 03/15/24	250	272,233
3.50%, 03/15/25	250	261,685
3.38%, 10/15/26	1,000	1,035,439
Suncor Energy, Inc.:
3.60%, 12/01/24(a)	1,165	1,236,469
6.50%, 06/15/38	500	696,035
6.85%, 06/01/39	250	360,738
4.00%, 11/15/47	1,500	1,637,358
Sunoco Logistics Partners Operations LP:
4.25%, 04/01/24(a)	400	420,676
4.00%, 10/01/27(a)	1,750	1,810,633
4.95%, 01/15/43	250	247,612
5.30%, 04/01/44	100	106,432
5.35%, 05/15/45	250	268,861
5.40%, 10/01/47(a)	500	543,639
TC PipeLines LP:
4.38%, 03/13/25	250	266,244
3.90%, 05/25/27	105	109,792
Total Capital Canada Ltd., 2.75%, 07/15/23	1,150	1,179,672
Total Capital International SA:
2.75%, 06/19/21	250	253,375
2.70%, 01/25/23	500	510,945
3.75%, 04/10/24(a)	1,000	1,071,115
3.46%, 02/19/29	3,000	3,252,663
3.46%, 07/12/49	500	526,079
Total Capital SA, 4.25%, 12/15/21	250	261,310
TransCanada PipeLines Ltd.:
2.50%, 08/01/22(a)	1,000	1,010,697
3.75%, 10/16/23	500	526,928
4.88%, 01/15/26	850	951,702
4.25%, 05/15/28(a)	750	833,097
4.63%, 03/01/34	2,250	2,566,528
6.20%, 10/15/37	200	260,985
4.75%, 05/15/38	250	285,620
7.25%, 08/15/38	250	361,489
7.63%, 01/15/39(a)	250	375,144
5.00%, 10/16/43	150	173,927
4.88%, 05/15/48(a)	750	887,170
5.10%, 03/15/49(a)	500	610,252
Transcanada Trust(3 mo. LIBOR US + 4.15%), 5.50%, 09/15/79(c)	250	262,375
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26	250	317,740
4.00%, 03/15/28	750	797,980
4.45%, 08/01/42(a)	250	263,384
Valero Energy Corp.:
3.65%, 03/15/25(a)	1,500	1,595,672
3.40%, 09/15/26(a)	750	786,168
4.00%, 04/01/29(a)	1,000	1,078,866
6.63%, 06/15/37(a)	300	396,952
4.90%, 03/15/45	500	576,756
Western Midstream Operating LP:
4.00%, 07/01/22	250	256,266
3.95%, 06/01/25	750	757,457
4.65%, 07/01/26(a)	250	256,002
4.50%, 03/01/28	1,000	987,286
4.75%, 08/15/28	1,000	1,009,021
Williams Cos., Inc.:
4.00%, 11/15/21	250	257,034
3.60%, 03/15/22	750	771,190

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
3.70%, 01/15/23	$3,000	$3,107,277
4.30%, 03/04/24	250	266,822
3.90%, 01/15/25	250	263,282
4.00%, 09/15/25	250	265,261
3.75%, 06/15/27(a)	750	782,295
6.30%, 04/15/40	250	310,177
5.75%, 06/24/44	1,000	1,185,145
4.90%, 01/15/45	500	539,865
5.10%, 09/15/45(a)	900	1,003,604
4.85%, 03/01/48(a)	500	547,391

		283,774,449

Paper & Forest Products — 0.1%
Fibria Overseas Finance, Ltd., 5.50%, 01/17/27(a)	1,000	1,095,625
Georgia-Pacific LLC, 8.88%, 05/15/31	525	816,009
International Paper Co.:
3.65%, 06/15/24	500	525,083
5.00%, 09/15/35	250	294,216
7.30%, 11/15/39	250	346,374
4.80%, 06/15/44	250	274,760
5.15%, 05/15/46	1,000	1,150,759
4.40%, 08/15/47	500	535,526
4.35%, 08/15/48(a)	750	798,559
WestRock MWV LLC, 8.20%, 01/15/30	100	137,962

		5,974,873

Personal Products — 0.1%
Colgate-Palmolive Co.:
3.25%, 03/15/24(a)	250	264,060
3.70%, 08/01/47	750	862,237
Estee Lauder Cos., Inc.:
2.00%, 12/01/24	325	325,872
3.15%, 03/15/27(a)	1,000	1,056,239
2.38%, 12/01/29	130	129,964
4.15%, 03/15/47(a)	250	291,154
3.13%, 12/01/49	185	185,134
Procter & Gamble Co.:
2.30%, 02/06/22	250	253,386
3.10%, 08/15/23	500	522,341
2.85%, 08/11/27(a)	500	530,198
3.50%, 10/25/47(a)	1,000	1,128,440
Unilever Capital Corp.:
4.25%, 02/10/21(a)	200	205,364
1.38%, 07/28/21	3,000	2,981,555
3.13%, 03/22/23(a)	2,000	2,067,836
3.10%, 07/30/25(a)	250	261,919
2.00%, 07/28/26(a)	750	743,381
2.13%, 09/06/29	1,000	971,272

		12,780,352

Pharmaceuticals — 1.6%
Abbott Laboratories:
2.55%, 03/15/22	1,000	1,016,403
3.88%, 09/15/25	45	49,018
3.75%, 11/30/26(a)	1,417	1,548,287
4.75%, 11/30/36	2,500	3,135,370
5.30%, 05/27/40	500	657,442
4.75%, 04/15/43(a)	250	314,919
4.90%, 11/30/46(a)	1,000	1,314,259
AbbVie, Inc.:
2.30%, 05/14/21	750	752,763
2.15%, 11/19/21(b)	700	701,014
2.90%, 11/06/22	1,250	1,275,773
2.30%, 11/21/22(b)	1,400	1,407,076
2.85%, 05/14/23(a)	1,500	1,529,943

Security	Par (000)	Value

Pharmaceuticals (continued)
3.75%, 11/14/23	$3,000	$3,157,864
2.60%, 11/21/24(b)	1,850	1,864,970
3.60%, 05/14/25(a)	1,500	1,584,712
3.20%, 05/14/26(a)	1,435	1,487,078
2.95%, 11/21/26(b)	2,000	2,036,328
3.20%, 11/21/29(b)	2,600	2,645,122
4.50%, 05/14/35(a)	450	507,533
4.30%, 05/14/36	200	220,165
4.05%, 11/21/39(b)	1,895	1,991,753
4.40%, 11/06/42	1,400	1,504,782
4.70%, 05/14/45	1,000	1,117,469
4.45%, 05/14/46(a)	1,250	1,338,859
4.88%, 11/14/48	1,000	1,155,336
4.25%, 11/21/49(a)(b)	3,445	3,657,965
Allergan Finance LLC, 3.25%, 10/01/22	3,150	3,219,769
Allergan Funding SCS:
3.45%, 03/15/22	1,155	1,181,524
3.80%, 03/15/25	750	788,181
4.55%, 03/15/35(a)	630	688,727
4.85%, 06/15/44(a)	1,250	1,362,352
4.75%, 03/15/45	668	727,528
AmerisourceBergen Corp.:
3.45%, 12/15/27	750	783,888
4.25%, 03/01/45	250	257,129
4.30%, 12/15/47	500	519,324
AstraZeneca PLC:
2.38%, 06/12/22	500	505,799
3.38%, 11/16/25(a)	1,700	1,806,849
3.13%, 06/12/27(a)	500	521,546
4.00%, 01/17/29	1,500	1,666,309
6.45%, 09/15/37	100	141,047
4.38%, 11/16/45(a)	950	1,107,903
4.38%, 08/17/48(a)	1,150	1,343,966
Bristol-Myers Squibb Co.:
2.00%, 08/01/22(a)	250	251,644
3.25%, 08/15/22(b)	150	154,999
3.55%, 08/15/22(b)	750	779,478
4.00%, 08/15/23(b)	750	799,182
3.88%, 08/15/25(b)	500	540,512
3.20%, 06/15/26(b)	5,000	5,253,095
3.45%, 11/15/27(b)	1,000	1,070,272
3.90%, 02/20/28(b)	1,000	1,102,381
3.40%, 07/26/29(a)(b)	1,500	1,605,335
5.25%, 08/15/43(b)	145	188,161
4.50%, 03/01/44(a)	250	301,060
5.00%, 08/15/45(b)	750	962,093
4.35%, 11/15/47(b)	500	596,656
4.55%, 02/20/48(b)	1,000	1,225,316
4.25%, 10/26/49(a)(b)	2,500	2,968,188
Cardinal Health, Inc.:
2.62%, 06/15/22	1,000	1,010,240
3.50%, 11/15/24	250	261,201
3.41%, 06/15/27	2,000	2,045,784
4.60%, 03/15/43	50	50,186
4.90%, 09/15/45	250	260,880
4.37%, 06/15/47	500	496,795
CVS Health Corp.:
3.35%, 03/09/21	797	810,251
2.13%, 06/01/21(a)	250	250,432
3.50%, 07/20/22	500	516,216
3.70%, 03/09/23	4,000	4,169,344
4.00%, 12/05/23	500	529,152
2.63%, 08/15/24(a)	1,225	1,235,450
4.10%, 03/25/25(a)	1,500	1,610,496

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.88%, 07/20/25	$943	$1,004,395
2.88%, 06/01/26(a)	750	760,999
4.30%, 03/25/28	4,500	4,915,986
4.88%, 07/20/35(a)	1,000	1,150,209
4.78%, 03/25/38(a)	2,500	2,842,173
5.13%, 07/20/45(a)	1,250	1,482,894
5.05%, 03/25/48	4,750	5,628,875
Eli Lilly & Co.:
2.75%, 06/01/25	45	46,413
3.10%, 05/15/27(a)	750	786,283
3.38%, 03/15/29	1,000	1,077,118
3.95%, 03/15/49	1,000	1,158,377
4.15%, 03/15/59	500	590,572
GlaxoSmithKline Capital PLC:
2.85%, 05/08/22	3,650	3,730,441
2.88%, 06/01/22	500	510,913
3.38%, 06/01/29(a)	1,000	1,073,349
GlaxoSmithKline Capital, Inc.:
2.80%, 03/18/23(a)	1,500	1,537,246
3.38%, 05/15/23	1,000	1,042,985
3.63%, 05/15/25(a)	1,500	1,610,531
3.88%, 05/15/28	1,000	1,104,590
5.38%, 04/15/34	250	321,943
6.38%, 05/15/38(a)	1,100	1,579,549
Johnson & Johnson:
1.65%, 03/01/21	500	499,806
2.45%, 12/05/21	450	455,108
2.25%, 03/03/22	250	252,763
2.05%, 03/01/23	750	754,585
2.45%, 03/01/26(a)	370	375,763
4.38%, 12/05/33	250	296,191
3.55%, 03/01/36(a)	750	820,807
3.63%, 03/03/37	500	552,330
4.50%, 09/01/40	100	122,156
4.50%, 12/05/43	750	929,658
3.70%, 03/01/46	500	565,193
3.75%, 03/03/47(a)	2,000	2,287,371
3.50%, 01/15/48(a)	750	821,956
Mead Johnson Nutrition Co., 4.60%, 06/01/44(a)	250	299,431
Merck & Co., Inc.:
3.88%, 01/15/21	250	254,715
2.35%, 02/10/22	1,500	1,514,989
2.75%, 02/10/25	3,570	3,704,248
3.90%, 03/07/39(a)	500	572,010
4.15%, 05/18/43(a)	250	298,297
3.70%, 02/10/45	1,900	2,101,923
4.00%, 03/07/49	1,000	1,172,896
Mylan NV:
3.15%, 06/15/21	1,000	1,013,143
3.95%, 06/15/26	250	260,631
5.25%, 06/15/46	500	562,380
Mylan, Inc.:
4.20%, 11/29/23(a)	250	264,725
4.55%, 04/15/28(a)	800	861,254
5.20%, 04/15/48	550	615,801
Novartis Capital Corp.:
3.40%, 05/06/24	650	688,383
3.00%, 11/20/25	1,100	1,156,402
3.10%, 05/17/27(a)	2,500	2,647,307
4.40%, 05/06/44	1,250	1,523,714
Perrigo Finance Unlimited Co.:
3.90%, 12/15/24	250	256,966
4.38%, 03/15/26	250	258,102

Security	Par (000)	Value

Pharmaceuticals (continued)
Pfizer, Inc.:
1.95%, 06/03/21	$500	$502,323
2.20%, 12/15/21	3,000	3,029,401
5.80%, 08/12/23	500	565,111
3.40%, 05/15/24(a)	1,000	1,058,070
2.75%, 06/03/26	115	118,982
3.00%, 12/15/26(a)	1,750	1,839,407
3.45%, 03/15/29(a)	1,000	1,077,680
4.00%, 12/15/36	500	567,075
3.90%, 03/15/39	500	564,105
7.20%, 03/15/39(a)	2,250	3,539,533
4.30%, 06/15/43	500	587,204
4.40%, 05/15/44	500	597,150
4.13%, 12/15/46	500	581,404
4.20%, 09/15/48	500	586,708
4.00%, 03/15/49(a)	500	575,590
Quest Diagnostics, Inc., 2.95%, 06/30/30	425	425,082
Sanofi, 3.63%, 06/19/28(a)	2,000	2,203,363
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23	500	509,509
3.20%, 09/23/26	900	927,535
Takeda Pharmaceutical Co. Ltd.:
4.00%, 11/26/21	3,000	3,102,449
4.40%, 11/26/23	1,000	1,073,921
5.00%, 11/26/28(a)	1,000	1,165,091
Wyeth LLC:
6.50%, 02/01/34	500	703,789
5.95%, 04/01/37	250	341,496
Zoetis, Inc.:
3.25%, 02/01/23(a)	1,000	1,029,504
3.90%, 08/20/28	1,000	1,085,139
4.70%, 02/01/43(a)	400	477,009
4.45%, 08/20/48(a)	250	290,880

		177,480,198

Professional Services — 0.0%
IHS Markit Ltd.:
4.75%, 08/01/28	300	334,129
4.25%, 05/01/29	1,000	1,077,620

		1,411,749

Real Estate — 0.1%
CBRE Services, Inc.(a):
5.25%, 03/15/25	250	281,369
4.88%, 03/01/26	250	278,743
Equifax, Inc.:
2.60%, 12/01/24	1,000	1,006,286
3.25%, 06/01/26(a)	250	251,259
Equinix, Inc.:
2.63%, 11/18/24	335	335,623
2.90%, 11/18/26	135	135,236
5.38%, 05/15/27	1,100	1,194,633
3.20%, 11/18/29	455	456,693
Highwoods Realty LP:
4.13%, 03/15/28	250	267,744
3.05%, 02/15/30	500	493,148
Prologis LP:
3.75%, 11/01/25	45	48,722
4.38%, 09/15/48	100	120,446
Vornado Realty LP, 3.50%, 01/15/25(a)	250	260,115

		5,130,017

Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
3.45%, 09/15/21	2,000	2,045,590
3.75%, 04/01/24	50	53,332

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail (continued)
3.65%, 09/01/25	$750	$808,419
7.00%, 12/15/25	250	316,052
3.25%, 06/15/27	1,750	1,868,200
5.40%, 06/01/41	50	64,698
4.40%, 03/15/42	150	173,814
4.38%, 09/01/42	250	290,619
4.45%, 03/15/43	200	235,000
5.15%, 09/01/43(a)	250	319,155
4.90%, 04/01/44	500	623,529
4.55%, 09/01/44	250	298,139
4.15%, 04/01/45	500	567,700
3.90%, 08/01/46(a)	2,000	2,196,873
4.13%, 06/15/47	250	284,101
4.05%, 06/15/48	1,000	1,134,147
4.15%, 12/15/48(a)	500	576,173
3.55%, 02/15/50	125	131,721
Canadian National Railway Co.:
2.85%, 12/15/21(a)	1,000	1,014,666
2.95%, 11/21/24	305	315,010
2.75%, 03/01/26	560	573,732
3.50%, 11/15/42	100	104,424
3.65%, 02/03/48	1,500	1,656,244
Canadian Pacific Railway Co.:
4.45%, 03/15/23	500	532,062
2.90%, 02/01/25	1,000	1,027,133
7.13%, 10/15/31	250	346,815
4.80%, 09/15/35	250	297,837
5.75%, 01/15/42	25	33,215
4.80%, 08/01/45(a)	1,110	1,377,573
CSX Corp.:
3.35%, 11/01/25(a)	250	264,910
3.80%, 03/01/28(a)	3,500	3,819,803
2.40%, 02/15/30	500	489,231
4.75%, 05/30/42	100	117,893
4.30%, 03/01/48(a)	750	852,058
4.50%, 03/15/49	1,000	1,172,041
3.35%, 09/15/49(a)	215	212,065
3.95%, 05/01/50(a)	450	486,477
4.50%, 08/01/54	250	288,210
4.25%, 11/01/66	750	802,358
Kansas City Southern:
3.13%, 06/01/26	250	255,256
2.88%, 11/15/29	120	119,719
4.70%, 05/01/48	500	586,552
4.20%, 11/15/69	105	107,357
Norfolk Southern Corp.:
3.00%, 04/01/22	1,750	1,786,432
3.85%, 01/15/24	1,000	1,061,324
3.15%, 06/01/27	880	919,935
2.55%, 11/01/29	165	164,578
3.95%, 10/01/42	100	106,777
4.45%, 06/15/45(a)	250	288,575
3.94%, 11/01/47	225	242,507
4.15%, 02/28/48	250	282,646
4.10%, 05/15/49	1,000	1,105,224
3.40%, 11/01/49	335	332,826
4.05%, 08/15/52	1,000	1,100,928
Ryder System, Inc.:
3.40%, 03/01/23(a)	500	515,699
2.50%, 09/01/24	285	286,345
2.90%, 12/01/26	1,160	1,167,949
Union Pacific Corp.:
4.16%, 07/15/22	100	105,102
3.65%, 02/15/24(a)	1,000	1,057,514

Security	Par (000)	Value

Road & Rail (continued)
3.25%, 08/15/25(a)	$250	$263,581
2.75%, 03/01/26	1,000	1,024,900
3.95%, 09/10/28	1,000	1,105,011
3.60%, 09/15/37	1,250	1,304,154
4.38%, 09/10/38	2,750	3,153,077
4.30%, 06/15/42	50	56,190
4.05%, 11/15/45	250	272,141
4.05%, 03/01/46	140	152,633
4.50%, 09/10/48(a)	500	590,622
3.80%, 10/01/51	250	265,596
3.95%, 08/15/59(a)	780	818,007
3.84%, 03/20/60(b)	450	456,581

		48,826,757

Semiconductors & Semiconductor Equipment — 0.4%
Altera Corp., 4.10%, 11/15/23(a)	250	269,466
Analog Devices, Inc.:
2.95%, 01/12/21	1,000	1,008,364
2.88%, 06/01/23	1,000	1,019,038
3.50%, 12/05/26(a)	750	786,928
Applied Materials, Inc.:
4.30%, 06/15/21	500	517,412
3.90%, 10/01/25(a)	160	174,440
3.30%, 04/01/27	1,000	1,060,542
5.85%, 06/15/41	300	407,616
4.35%, 04/01/47	500	604,259
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.00%, 01/15/22	1,500	1,522,191
2.65%, 01/15/23(a)	1,500	1,508,546
3.63%, 01/15/24(a)	250	259,106
3.88%, 01/15/27	3,750	3,895,342
3.50%, 01/15/28	500	503,144
Broadcom, Inc.(b):
3.13%, 10/15/22(a)	1,000	1,018,797
3.63%, 10/15/24	2,000	2,079,778
4.25%, 04/15/26	1,000	1,062,172
4.75%, 04/15/29	1,000	1,093,483
Intel Corp.:
1.70%, 05/19/21	1,000	999,410
2.70%, 12/15/22	2,500	2,562,001
2.88%, 05/11/24	1,000	1,038,740
3.70%, 07/29/25	1,000	1,081,717
2.45%, 11/15/29	500	498,637
4.10%, 05/19/46	2,500	2,886,292
4.10%, 05/11/47	250	290,520
3.73%, 12/08/47	1,399	1,540,265
KLA Corp.:
4.65%, 11/01/24	305	334,784
4.10%, 03/15/29	1,000	1,095,656
Lam Research Corp.:
3.80%, 03/15/25(a)	230	245,574
4.88%, 03/15/49	1,000	1,252,305
Maxim Integrated Products, Inc., 3.38%, 03/15/23(a)	100	102,293
Microchip Technology, Inc., 4.33%, 06/01/23	2,000	2,112,898
Micron Technology, Inc.:
4.64%, 02/06/24	300	325,588
4.98%, 02/06/26(a)	250	277,580
5.33%, 02/06/29	250	286,797
4.66%, 02/15/30	750	826,345
NVIDIA Corp.:
2.20%, 09/16/21	300	301,512
3.20%, 09/16/26	1,000	1,050,157
NXP BV/NXP Funding LLC/NXP USA, Inc.(b):
3.88%, 06/18/26	320	339,465
4.30%, 06/18/29	1,000	1,081,384

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.:
3.00%, 05/20/22	$1,500	$1,537,906
2.60%, 01/30/23(a)	1,140	1,160,462
3.45%, 05/20/25(a)	250	264,422
3.25%, 05/20/27	500	526,275
4.65%, 05/20/35	250	297,218
4.80%, 05/20/45(a)	750	918,965
4.30%, 05/20/47	1,500	1,720,916
Seagate HDD Cayman:
4.75%, 06/01/23	168	178,637
4.88%, 06/01/27	500	531,369
5.75%, 12/01/34	650	680,998
Texas Instruments, Inc.:
2.25%, 09/04/29	680	671,438
4.15%, 05/15/48	1,000	1,189,299
Xilinx, Inc., 3.00%, 03/15/21	75	75,952

		49,074,401

Software — 0.6%
Activision Blizzard, Inc., 3.40%, 06/15/27	1,000	1,043,843
Autodesk, Inc., 3.50%, 06/15/27(a)	2,000	2,096,945
CA, Inc., 4.50%, 08/15/23	170	178,762
Microsoft Corp.:
1.55%, 08/08/21	1,000	998,677
2.40%, 02/06/22	1,000	1,014,136
2.38%, 02/12/22	1,000	1,013,608
2.65%, 11/03/22	500	512,078
2.00%, 08/08/23(a)	2,000	2,014,289
3.63%, 12/15/23	1,000	1,064,589
2.88%, 02/06/24	865	897,576
3.13%, 11/03/25	500	528,554
2.40%, 08/08/26	1,485	1,502,590
3.30%, 02/06/27	5,500	5,878,987
3.50%, 02/12/35	1,165	1,283,684
4.20%, 11/03/35	250	297,440
3.45%, 08/08/36	750	822,010
4.10%, 02/06/37(a)	1,250	1,478,756
4.50%, 10/01/40	500	620,016
5.30%, 02/08/41	100	136,735
3.75%, 05/01/43	150	168,574
3.75%, 02/12/45	500	568,619
4.45%, 11/03/45	1,500	1,878,293
3.70%, 08/08/46	2,500	2,826,884
4.00%, 02/12/55	1,750	2,075,088
4.75%, 11/03/55(a)	250	334,006
3.95%, 08/08/56	250	296,290
4.50%, 02/06/57(a)	1,500	1,945,662
Series 30Y, 4.25%, 02/06/47	1,500	1,840,590
Oracle Corp.:
2.80%, 07/08/21	1,000	1,015,288
1.90%, 09/15/21	2,000	2,004,190
2.50%, 10/15/22	3,250	3,310,295
2.63%, 02/15/23(a)	2,000	2,042,503
2.40%, 09/15/23(a)	1,000	1,016,700
2.95%, 11/15/24	500	519,754
2.95%, 05/15/25	500	520,525
2.65%, 07/15/26	745	762,124
3.25%, 11/15/27	2,750	2,914,655
3.25%, 05/15/30(a)	950	1,012,958
4.30%, 07/08/34(a)	250	292,494
3.90%, 05/15/35	500	557,686
3.85%, 07/15/36	750	822,349
3.80%, 11/15/37	750	819,718
6.13%, 07/08/39	500	705,344

Security	Par (000)	Value

Software (continued)
5.38%, 07/15/40(a)	$400	$519,937
4.50%, 07/08/44	500	594,418
4.13%, 05/15/45	2,250	2,542,517
4.00%, 07/15/46	1,250	1,391,458
4.00%, 11/15/47(a)	1,500	1,678,154
4.38%, 05/15/55	250	296,856
salesforce.com, Inc., 3.25%, 04/11/23(a)	2,500	2,600,562

		63,257,766

Specialty Retail — 0.3%
Advance Auto Parts, Inc., 4.50%, 12/01/23	250	267,974
AutoZone, Inc.:
3.70%, 04/15/22	50	51,595
3.13%, 07/15/23(a)	250	257,348
3.25%, 04/15/25(a)	165	172,048
3.75%, 04/18/29(a)	1,000	1,059,237
Costco Wholesale Corp.:
2.25%, 02/15/22	85	85,911
3.00%, 05/18/27	1,500	1,582,434
Dollar Tree, Inc.:
3.70%, 05/15/23	2,500	2,605,121
4.20%, 05/15/28(a)	1,000	1,072,744
Home Depot, Inc.:
2.00%, 04/01/21	500	501,211
4.40%, 04/01/21	150	154,129
2.63%, 06/01/22	2,750	2,805,863
3.35%, 09/15/25	2,500	2,671,509
2.13%, 09/15/26(a)	500	499,769
2.80%, 09/14/27	500	520,121
3.90%, 12/06/28	440	494,157
5.88%, 12/16/36	100	138,048
5.40%, 09/15/40(a)	500	663,463
4.20%, 04/01/43	750	870,472
4.40%, 03/15/45(a)	2,250	2,689,397
4.25%, 04/01/46	1,000	1,179,249
3.90%, 06/15/47	500	565,864
4.50%, 12/06/48	1,000	1,235,330
3.50%, 09/15/56	140	145,813
Lowe’s Cos., Inc.:
3.80%, 11/15/21	250	257,516
3.12%, 04/15/22(a)	1,600	1,639,047
3.38%, 09/15/25	500	528,257
2.50%, 04/15/26	955	961,447
3.65%, 04/05/29(a)	500	534,761
4.25%, 09/15/44	250	269,624
4.38%, 09/15/45	1,000	1,116,247
3.70%, 04/15/46	250	255,029
4.05%, 05/03/47	1,000	1,080,339
4.55%, 04/05/49	500	590,339
Macy’s Retail Holdings, Inc.:
3.88%, 01/15/22	168	171,220
2.88%, 02/15/23(a)	1,000	996,915
3.63%, 06/01/24	250	252,575
4.50%, 12/15/34	60	57,104
QVC, Inc.:
5.45%, 08/15/34	200	192,017
5.95%, 03/15/43	350	327,919
Tapestry, Inc., 3.00%, 07/15/22	1,000	1,012,838
TJX Cos., Inc., 2.25%, 09/15/26	2,500	2,512,285

		35,044,286

Technology Hardware, Storage & Peripherals — 0.5%
Adobe, Inc., 3.25%, 02/01/25	70	73,952

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Apple, Inc.:
2.25%, 02/23/21	$500	$502,976
1.55%, 08/04/21(a)	1,000	996,249
2.50%, 02/09/22	1,000	1,015,085
1.70%, 09/11/22	2,500	2,498,241
2.10%, 09/12/22(a)	500	505,039
2.40%, 01/13/23	1,000	1,016,609
2.85%, 02/23/23	250	257,149
2.40%, 05/03/23	2,000	2,034,127
3.45%, 05/06/24(a)	1,000	1,062,037
1.80%, 09/11/24	3,635	3,612,470
2.50%, 02/09/25	140	142,605
3.20%, 05/13/25	750	792,517
3.25%, 02/23/26	2,660	2,817,141
2.45%, 08/04/26	1,410	1,430,136
3.35%, 02/09/27	2,000	2,130,372
3.20%, 05/11/27	1,000	1,055,211
2.90%, 09/12/27	1,000	1,041,141
3.00%, 11/13/27(a)	1,000	1,049,148
2.20%, 09/11/29	1,235	1,211,815
4.50%, 02/23/36	250	303,818
3.85%, 05/04/43	1,250	1,401,414
4.45%, 05/06/44	250	305,031
3.45%, 02/09/45	350	368,940
4.38%, 05/13/45	500	607,160
4.65%, 02/23/46	2,980	3,739,163
3.85%, 08/04/46(a)	750	845,851
4.25%, 02/09/47	250	299,342
3.75%, 11/13/47	1,250	1,388,203
2.95%, 09/11/49(a)	1,250	1,211,989
Dell International LLC/EMC Corp.(b):
4.42%, 06/15/21	500	514,556
5.45%, 06/15/23	3,000	3,254,218
4.00%, 07/15/24	1,000	1,047,724
6.02%, 06/15/26	3,090	3,557,208
5.30%, 10/01/29(a)	1,250	1,409,486
8.10%, 07/15/36(a)	500	657,469
8.35%, 07/15/46	850	1,171,246
Hewlett Packard Enterprise Co.:
4.40%, 10/15/22	1,500	1,584,944
2.25%, 04/01/23	1,000	998,995
4.90%, 10/15/25	1,750	1,945,264
6.20%, 10/15/35	500	599,833
6.35%, 10/15/45	250	301,033
HP, Inc.:
4.05%, 09/15/22	1,000	1,044,830
6.00%, 09/15/41	650	720,722
NetApp, Inc., 3.38%, 06/15/21	105	106,751

		54,629,210

Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc.:
3.88%, 11/01/45(a)	500	568,353
3.38%, 11/01/46	1,500	1,585,180
VF Corp., 3.50%, 09/01/21	100	102,113

		2,255,646

Tobacco — 0.3%
Altria Group, Inc.:
4.75%, 05/05/21	1,000	1,036,357
2.85%, 08/09/22(a)	1,500	1,528,967
4.00%, 01/31/24(a)	250	265,279
4.80%, 02/14/29	4,000	4,458,660
5.80%, 02/14/39	1,000	1,176,515
4.50%, 05/02/43	400	408,819

Security	Par (000)	Value

Tobacco (continued)
5.38%, 01/31/44	$820	$926,533
3.88%, 09/16/46	1,250	1,153,988
5.95%, 02/14/49	1,000	1,212,469
BAT Capital Corp.:
2.76%, 08/15/22(a)	3,000	3,044,223
3.22%, 08/15/24	1,250	1,278,598
3.56%, 08/15/27(a)	1,000	1,021,026
3.46%, 09/06/29(a)	500	505,830
4.39%, 08/15/37	1,250	1,265,826
4.54%, 08/15/47	1,700	1,709,729
4.76%, 09/06/49	750	775,465
Philip Morris International, Inc.:
4.13%, 05/17/21	50	51,532
2.63%, 03/06/23(a)	250	254,160
2.13%, 05/10/23	1,000	1,003,048
3.25%, 11/10/24	1,000	1,050,213
3.38%, 08/11/25(a)	750	788,941
2.75%, 02/25/26	415	420,840
3.13%, 08/17/27(a)	1,000	1,037,198
6.38%, 05/16/38(a)	2,000	2,763,673
4.50%, 03/20/42	50	56,825
3.88%, 08/21/42(a)	350	364,610
4.13%, 03/04/43	450	483,368
4.88%, 11/15/43	250	298,956
4.25%, 11/10/44	365	403,587
Reynolds American, Inc.:
4.45%, 06/12/25	1,000	1,076,885
5.70%, 08/15/35	325	377,861
6.15%, 09/15/43	150	176,238
5.85%, 08/15/45(a)	750	860,770

		33,236,989

Trading Companies & Distributors — 0.0%
GATX Corp.:
3.25%, 09/15/26	750	763,562
4.70%, 04/01/29(a)	1,000	1,114,937

		1,878,499

Water Utilities — 0.0%
American Water Capital Corp.:
3.40%, 03/01/25	250	262,187
2.95%, 09/01/27(a)	500	511,112
3.75%, 09/01/28	1,500	1,621,382
3.45%, 06/01/29	500	528,937
4.30%, 09/01/45	250	284,403
3.75%, 09/01/47	500	529,509
4.15%, 06/01/49	500	566,416

		4,303,946

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV:
3.13%, 07/16/22	3,500	3,578,750
3.63%, 04/22/29	1,400	1,479,188
6.13%, 03/30/40(a)	250	335,156
4.38%, 07/16/42(a)	850	949,078
4.38%, 04/22/49	1,000	1,146,560
Rogers Communications, Inc.:
3.00%, 03/15/23	650	666,183
3.63%, 12/15/25(a)	565	602,658
2.90%, 11/15/26(a)	1,000	1,019,013
5.00%, 03/15/44(a)	250	302,987
4.30%, 02/15/48	750	835,675
4.35%, 05/01/49	1,500	1,679,388
3.70%, 11/15/49	400	403,801

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Vodafone Group PLC:
3.75%, 01/16/24(a)	$1,000	$1,057,807
4.13%, 05/30/25(a)	1,000	1,086,273
4.38%, 05/30/28(a)	1,350	1,496,823
7.88%, 02/15/30	100	139,582
5.00%, 05/30/38	500	579,034
4.38%, 02/19/43	950	1,020,284
5.25%, 05/30/48	2,500	3,003,056
4.88%, 06/19/49	500	579,849
4.25%, 09/17/50	1,190	1,242,125

		23,203,270

Total Corporate Bonds — 25.5% (Cost — $2,690,380,079)		2,856,483,231

Foreign Agency Obligations — 2.9%
African Development Bank:
3.00%, 09/20/23	5,000	5,234,450
Series GDIF, 2.63%, 03/22/21	500	505,672
Series GDIF, 1.25%, 07/26/21	500	496,696
Asian Development Bank:
2.25%, 01/20/21	5,000	5,029,622
1.63%, 03/16/21(a)	750	749,394
2.00%, 02/16/22(a)	2,000	2,013,583
1.88%, 02/18/22	1,000	1,004,185
1.88%, 07/19/22(a)	2,000	2,009,540
1.75%, 09/13/22	2,500	2,505,750
2.75%, 03/17/23	3,750	3,874,641
2.63%, 01/30/24	3,000	3,105,210
2.00%, 04/24/26(a)	1,000	1,004,830
2.75%, 01/19/28(a)	750	795,647
Series 5Y, 1.88%, 08/10/22	500	502,581
Canada Government International Bond, 2.63%, 01/25/22(a)	1,000	1,019,057
Chile Government International Bond:
3.25%, 09/14/21	500	510,000
3.24%, 02/06/28	2,000	2,103,750
3.63%, 10/30/42(a)	350	377,344
3.86%, 06/21/47(a)	1,000	1,110,937
Colombia Government International Bond:
4.38%, 07/12/21	750	774,141
2.63%, 03/15/23	250	251,094
4.00%, 02/26/24	2,750	2,902,109
4.50%, 01/28/26	2,250	2,452,500
3.88%, 04/25/27(a)	1,000	1,060,000
4.50%, 03/15/29	2,500	2,772,656
7.38%, 09/18/37	100	142,000
6.13%, 01/18/41	1,000	1,297,500
5.63%, 02/26/44	950	1,183,641
5.00%, 06/15/45	2,000	2,323,750
5.20%, 05/15/49	1,500	1,809,375
European Bank for Reconstruction & Development:
2.75%, 04/26/21(a)	1,000	1,013,647
2.75%, 03/07/23	1,000	1,032,600
European Investment Bank:
2.00%, 03/15/21	1,500	1,506,019
2.38%, 05/13/21	4,000	4,038,469
1.63%, 06/15/21(a)	2,000	1,998,739
1.38%, 09/15/21(a)	2,000	1,990,575
2.25%, 03/15/22	1,000	1,012,353
2.63%, 05/20/22	10,000	10,223,129
2.00%, 12/15/22(a)	1,000	1,009,169
2.50%, 03/15/23	2,000	2,049,536
2.88%, 08/15/23	1,500	1,560,355

Security	Par (000)	Value

Foreign Agency Obligations (continued)
3.13%, 12/14/23	$4,000	$4,212,052
3.25%, 01/29/24(a)	1,000	1,059,557
2.63%, 03/15/24	2,000	2,071,396
2.13%, 04/13/26(a)	1,000	1,012,878
2.38%, 05/24/27	3,500	3,612,265
Export Development Canada:
2.00%, 05/17/22	4,000	4,029,240
2.50%, 01/24/23	2,000	2,048,234
Export-Import Bank of Korea:
4.00%, 01/29/21	3,000	3,067,500
1.88%, 10/21/21	2,000	1,997,500
2.75%, 01/25/22	1,000	1,015,625
3.25%, 11/10/25	500	527,500
3.25%, 08/12/26	500	523,438
FMS Wertmanagement:
1.38%, 06/08/21	1,000	995,224
2.00%, 08/01/22	1,000	1,007,839
2.75%, 03/06/23	500	516,006
Hungary Government International Bond:
6.38%, 03/29/21	5,000	5,275,000
5.38%, 02/21/23	500	549,375
5.75%, 11/22/23	500	564,844
5.38%, 03/25/24	500	562,344
7.63%, 03/29/41	750	1,233,750
Indonesia Government International Bond:
4.10%, 04/24/28	2,000	2,171,250
4.75%, 02/11/29	2,000	2,290,000
4.35%, 01/11/48	1,400	1,543,937
Inter-American Development Bank:
1.88%, 03/15/21	500	501,033
2.63%, 04/19/21	5,000	5,060,322
1.25%, 09/14/21(a)	1,000	993,144
2.13%, 01/18/22(a)	1,000	1,008,649
1.75%, 04/14/22	750	751,179
1.75%, 09/14/22(a)	2,000	2,004,681
2.63%, 01/16/24	5,000	5,169,062
2.00%, 06/02/26	500	503,501
2.38%, 07/07/27	1,000	1,032,644
2.25%, 06/18/29	4,500	4,605,876
3.20%, 08/07/42	750	836,819
4.38%, 01/24/44	300	395,821
International Bank for Reconstruction & Development:
2.00%, 01/26/22	3,000	3,021,490
7.63%, 01/19/23	1,000	1,174,234
1.75%, 04/19/23	1,000	1,001,987
3.00%, 09/27/23(a)	4,000	4,187,582
2.50%, 03/19/24(a)	3,000	3,093,281
2.20%, 09/23/24	5,000	5,005,316
4.75%, 02/15/35	500	653,294
Series GDIF, 1.63%, 03/09/21(a)	1,500	1,499,040
Series GDIF, 1.38%, 05/24/21(a)	4,500	4,482,873
Series GDIF, 2.25%, 06/24/21	1,000	1,008,717
Series GDIF, 2.75%, 07/23/21(a)	2,000	2,033,251
Series GDIF, 1.38%, 09/20/21	1,000	995,201
Series GDIF, 1.63%, 02/10/22	3,500	3,496,825
Series GDIF, 2.50%, 07/29/25	1,000	1,037,250
Series GDIF, 1.88%, 10/27/26	750	749,013
Series GDIF, 2.50%, 11/22/27(a)	2,000	2,084,827
International Finance Corp.:
2.25%, 01/25/21	750	754,495
1.13%, 07/20/21	500	495,769
2.88%, 07/31/23	750	779,566
Israel Government International Bond:
4.00%, 06/30/22	900	945,563

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Foreign Agency Obligations (continued)
3.15%, 06/30/23	$3,000	$3,124,687
3.25%, 01/17/28	2,000	2,145,000
4.50%, 01/30/43	1,200	1,437,000
Italian Government International Bond:
6.88%, 09/27/23	100	114,643
5.38%, 06/15/33	750	873,572
Japan Bank for International Cooperation:
1.88%, 04/20/21	2,000	2,000,722
1.50%, 07/21/21	500	497,407
2.00%, 11/04/21	2,000	2,004,943
2.50%, 06/01/22	2,000	2,028,110
2.38%, 07/21/22	1,000	1,011,619
2.38%, 11/16/22	2,000	2,026,410
3.25%, 07/20/23	600	626,655
3.38%, 07/31/23(a)	500	524,852
3.38%, 10/31/23	500	526,019
2.50%, 05/23/24	500	510,249
2.38%, 04/20/26(a)	750	759,359
2.25%, 11/04/26	500	501,559
2.75%, 11/16/27	500	520,220
3.25%, 07/20/28	2,000	2,161,180
2.00%, 10/17/29	1,000	975,989
Korea Development Bank:
3.38%, 03/12/23	4,000	4,146,840
2.75%, 03/19/23	1,000	1,017,500
Korea International Bond(a):
4.13%, 06/10/44	250	306,593
3.88%, 09/20/48	2,000	2,407,500
Landwirtschaftliche Rentenbank:
2.25%, 10/01/21	500	505,070
1.75%, 07/27/26(a)	1,000	988,106
Mexico Government International Bond:
3.63%, 03/15/22	4,750	4,898,437
4.00%, 10/02/23	250	263,438
3.60%, 01/30/25	500	523,750
4.13%, 01/21/26	3,000	3,203,437
4.15%, 03/28/27	1,000	1,070,937
4.50%, 04/22/29	500	548,906
6.75%, 09/27/34	150	205,125
6.05%, 01/11/40(a)	4,300	5,596,719
4.75%, 03/08/44	1,700	1,877,969
5.55%, 01/21/45(a)	1,525	1,879,562
4.60%, 01/23/46	1,500	1,625,156
4.35%, 01/15/47	750	790,781
4.60%, 02/10/48	2,000	2,187,500
4.50%, 01/31/50	1,450	1,568,266
Nordic Investment Bank, 1.38%, 10/17/22	2,000	1,982,627
Panama Government International Bond:
3.75%, 03/16/25(a)	3,500	3,722,031
3.88%, 03/17/28	2,500	2,727,344
6.70%, 01/26/36	350	490,875
4.50%, 05/15/47(a)	750	891,797
4.50%, 04/16/50	1,500	1,773,281
3.87%, 07/23/60(a)	400	431,375
Peruvian Government International Bond:
7.35%, 07/21/25	400	505,250
4.13%, 08/25/27	1,000	1,120,000
2.84%, 06/20/30(a)	2,000	2,064,375
8.75%, 11/21/33	441	725,666
6.55%, 03/14/37(a)	250	365,391
5.63%, 11/18/50(a)	1,400	2,043,562
Philippine Government International Bond:
4.00%, 01/15/21(a)	4,500	4,588,594
4.20%, 01/21/24	2,500	2,690,625

Security	Par (000)	Value

Foreign Agency Obligations (continued)
3.75%, 01/14/29	$3,000	$3,314,062
7.75%, 01/14/31(a)	1,500	2,216,250
6.38%, 10/23/34	250	354,766
5.00%, 01/13/37	1,000	1,275,937
3.95%, 01/20/40	250	286,328
3.70%, 03/01/41(a)	1,100	1,245,062
3.70%, 02/02/42	2,000	2,264,375
Poland Government International Bond:
5.13%, 04/21/21	3,000	3,125,625
5.00%, 03/23/22	2,050	2,196,062
3.00%, 03/17/23	200	206,125
4.00%, 01/22/24	250	268,181
3.25%, 04/06/26	250	265,000
Province of Alberta Canada:
2.20%, 07/26/22	1,000	1,009,466
1.88%, 11/13/24(a)	1,000	996,741
Province of British Columbia Canada:
2.65%, 09/22/21	1,000	1,015,566
2.00%, 10/23/22	750	755,572
Province of Manitoba Canada, 2.13%, 05/04/22	2,000	2,016,400
Province of Ontario Canada:
2.40%, 02/08/22	1,000	1,012,218
2.55%, 04/25/22	4,000	4,070,320
2.25%, 05/18/22(a)	2,000	2,020,413
2.20%, 10/03/22(a)	2,000	2,021,613
2.50%, 04/27/26	3,000	3,063,786
Province of Quebec Canada:
2.75%, 08/25/21	500	507,915
2.38%, 01/31/22	1,000	1,012,142
2.63%, 02/13/23(a)	250	256,673
2.50%, 04/20/26	2,750	2,823,064
Series QO, 2.88%, 10/16/24	500	522,445
Republic of Italy Government International Bond:
2.38%, 10/17/24	2,000	1,958,473
2.88%, 10/17/29	500	474,464
4.00%, 10/17/49	1,500	1,431,253
Svensk Exportkredit AB:
2.88%, 05/22/21	2,000	2,030,102
2.38%, 03/09/22	1,500	1,519,997
1.63%, 11/14/22	500	498,873
2.88%, 03/14/23	1,000	1,035,540
Uruguay Government International Bond:
8.00%, 11/18/22	150	167,250
4.50%, 08/14/24(a)	1,250	1,352,344
4.38%, 10/27/27(a)	1,000	1,104,375
4.38%, 01/23/31(a)	3,000	3,357,187
5.10%, 06/18/50	2,250	2,702,812
4.98%, 04/20/55	1,000	1,179,062

Total Foreign Agency Obligations — 2.9% (Cost — $314,743,009)		326,643,724

Municipal Bonds — 0.6%

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, Series A, 4.84%, 01/01/41	220	270,761

California — 0.2%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series F-2, 6.26%, 04/01/49	750	1,142,017
Series S-1, 6.92%, 04/01/40	530	776,418

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Series S-1, 7.04%, 04/01/50	$100	$160,214
Series S-3, 6.91%, 10/01/50	200	323,456
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 2.57%, 04/01/31	95	94,382
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50	100	155,805
City of Los Angeles California Department of Water & Power, RB, Build America Bonds:
5.72%, 07/01/39	200	271,572
6.60%, 07/01/50	90	143,932
Series D, 6.57%, 07/01/45	675	1,056,193
City of San Francisco CA Public Utilities Commission Water Revenue, Refunding RB, Series A, 3.30%, 11/01/39(e)	115	114,704
County of Los Angeles California Metropolitan Transportation Authority, RB, Build America Bonds, 5.74%, 06/01/39	100	130,439
County of Los Angeles Public Works Financing Authority, RB, 7.62%, 08/01/40	100	154,935
County of San Diego California Regional Transportation Commission, RB, Build America Bonds, Series A, 5.91%, 04/01/48	260	375,066
County of San Diego California Water Authority, RB, Build America Bonds, Series B, 6.14%, 05/01/49	315	445,315
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 3.25%, 04/01/48	175	173,516
East Bay Municipal Utility District Water System Revenue, RB, Build America Bonds, 5.87%, 06/01/40	100	136,855
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Toll Road, Series A:
4.09%, 01/15/49	75	75,050
(AGM), 3.92%, 01/15/53	175	172,914
Los Angeles California Community College District, GO, Build America Bonds, 6.75%, 08/01/49	200	328,384
Los Angeles California Unified School District, GO, Build America Bonds:
5.76%, 07/01/29	300	362,571
5.75%, 07/01/34	850	1,083,750
6.76%, 07/01/34(a)	450	616,383
Regents of the University of California Medical Center Pooled Revenue, RB, Regents, Build America Bonds, Series H, 6.55%, 05/15/48	50	72,180
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Build America Bonds, Series F, 6.58%, 05/15/49	600	854,040
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 04/01/32	100	122,377
State of California, GO:
Refunding, Bid Group, Series A, 2.50%, 10/01/29	750	747,855
Build America Bonds, 5.70%, 11/01/21	200	214,140
Build America Bonds, 2.37%, 04/01/22	500	506,440
Build America Bonds, 7.50%, 04/01/34	645	973,460
Build America Bonds, 7.55%, 04/01/39	1,375	2,200,041
Build America Bonds, 7.30%, 10/01/39	600	916,596
Build America Bonds, 7.35%, 11/01/39(a)	800	1,218,464
Build America Bonds, 7.60%, 11/01/40	1,850	3,034,962
State of California, GO, Refunding:
2.80%, 04/01/21	95	96,201
3.38%, 04/01/25	100	106,218
3.50%, 04/01/28	355	380,894

Security	Par (000)	Value

California (continued)
4.50%, 04/01/33	$200	$224,704
4.60%, 04/01/38	165	183,805
State of California Department of Water Res. Power Supply Revenue, Refunding RB, Series P, 2.00%, 05/01/22	250	251,227
University of California, RB:
Build America Bonds, 5.77%, 05/15/43	190	251,421
Build America Bonds, 5.95%, 05/15/45	500	674,010
General, Series AD, 4.86%, 05/15/12	300	371,067
General, Series AQ, 4.77%, 05/15/15	405	491,107
General, Series BD, 3.35%, 07/01/29	170	181,902
University of California, Refunding RB:
3.06%, 07/01/25	100	104,456
General, Series AJ, 4.60%, 05/15/31	150	172,641

		22,644,079

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue, RB, Build America Bonds, Series B, 5.84%, 11/01/50	100	145,249

Connecticut — 0.0%
State of Connecticut, GO:
Build America Bonds, Series D, 5.09%, 10/01/30	150	172,220
Series A, 5.85%, 03/15/32	550	699,776

		871,996

District of Columbia — 0.0%
District of Columbia, RB, Build America Bonds, Series E, 5.59%, 12/01/34	200	247,138
District of Columbia Water & Sewer Authority, RB, Series A, 4.81%, 10/01/14	200	256,918
District of Columbia Water & Sewer Authority, Refunding RB, Subordinate Lien, Series A, 3.21%, 10/01/48	160	159,283
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	100	159,328

		822,667

Florida — 0.0%
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.28%, 10/01/41	665	718,000
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C, 3.49%, 10/01/42	70	70,444
State Board of Administration Finance Corp., RB, Series A, 2.64%, 07/01/21	200	202,412

		990,856

Georgia — 0.0%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A:
6.64%, 04/01/57	343	461,321
6.66%, 04/01/57	400	555,912

		1,017,233

Illinois — 0.1%
Chicago O’Hare International Airport, ARB, General Senior Lien, Series C:
4.47%, 01/01/49	165	197,635
4.57%, 01/01/54	165	200,995
Chicago O’Hare International Airport, Refunding ARB, Build America Bonds, Series B, 6.40%, 01/01/40	250	358,723
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	435	561,750
Pension Funding, Series A, 6.90%, 12/01/40	530	715,283

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Water Reclamation District of Greater Chicago, GO, Build America Bonds, 5.72%, 12/01/38	$150	$196,815
State of Illinois, GO, Pension, 5.10%, 06/01/33	4,400	4,739,240

		6,970,441

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO:
Build America Bonds, 5.46%, 12/01/39	500	647,655
Consolidated Loan, Series H, 2.90%, 09/01/49	105	99,958
Refunding Series D, 2.81%, 09/01/43	1,000	950,660
Massachusetts School Building Authority, RB, Build America Bonds, 5.72%, 08/15/39	585	759,979
Massachusetts School Building Authority, Refunding RB, Series B, 3.40%, 10/15/40	125	125,178

		2,583,430

Michigan — 0.0%
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group:
3.08%, 12/01/34	150	149,135
3.38%, 12/01/40	125	125,031

		274,166

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri, RB, Taxable, Washington University, Series A, 3.65%, 08/15/57	240	257,203

Nevada — 0.0%
County of Clark Nevada Department of Aviation, ARB, Build America Bonds, Series C, 6.82%, 07/01/45	450	701,222

New Jersey — 0.1%
New Jersey EDA, RB, Series A (NPFGC), 7.43%, 02/15/29	1,450	1,821,881
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 01/01/41	750	1,147,522
Series F, 7.41%, 01/01/40	900	1,412,208
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.56%, 12/15/40	100	133,355
Series C, 5.75%, 12/15/28	350	403,242
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
4.08%, 06/15/39	200	198,694
4.13%, 06/15/42	55	54,392
Rutgers — The State University of New Jersey, RB, Rutgers University, Series P, 3.92%, 05/01/19	110	108,642
Rutgers The State University of New Jersey, Refunding RB, Series R, 3.27%, 05/01/43	425	417,801

		5,697,737

New York — 0.1%
City of New York New York, Series A-2, 5.21%, 10/01/31	225	266,461
City of New York New York, GO, Build America Bonds:
5.52%, 10/01/37	500	641,570
Series F1, 6.27%, 12/01/37	300	416,001
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Build America Bonds, Fiscal 2010, Series EE, 6.01%, 06/15/42	600	851,970

Security	Par (000)	Value

New York (continued)
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Build America Bonds, Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38	$345	$440,151
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series GG, Build America Bonds, 5.72%, 06/15/42	300	419,049
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	515	725,347
7.34%, 11/15/39	500	781,500
Series E, 6.81%, 11/15/40	400	570,388
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Build America Bonds, 5.77%, 08/01/36	100	123,124
New York City Water & Sewer System, RB, Build America Bonds, 2nd General Resolution, Fiscal 2020, Series DD, 5.95%, 06/15/42	115	162,556
New York City Water & Sewer System, Refunding RB, Build America Bonds:
5.88%, 06/15/44	100	143,662
2nd General Resolution, Fiscal 2011, Series AA, 5.44%, 06/15/43	200	272,066
New York State Dormitory Authority, RB, Build America Bonds, 5.60%, 03/15/40	475	613,961
New York State Urban Development Corp., RB, Build America Bonds, 5.77%, 03/15/39	200	241,356
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	100	126,824
Consolidated, 160th Series, 5.65%, 11/01/40	1,245	1,662,697
Consolidated, 168th Series, 4.93%, 10/01/51	250	323,935
Consolidated, 181th Series, 4.96%, 08/01/46	180	228,346
Port Authority of New York & New Jersey, RB:
159th Series, 6.04%, 12/01/29	200	257,338
182nd Series, 5.31%, 08/01/46	100	110,673
Consolidated Bonds, Series 21, 3.29%, 08/01/69	200	192,246
Port Authority of New York & New Jersey, Refunding ARB, Consolidated,174th Series, 4.46%, 10/01/62	1,300	1,596,179
State of New York Dormitory Authority, Refunding RB:
Series B, 3.14%, 07/01/43	50	49,566
Series F, 3.11%, 02/15/39(e)	350	349,895
State of New York Thruway Authority, Refunding RB, Series M:
2.90%, 01/01/35	500	499,225
3.50%, 01/01/42	160	160,606
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series B, 3.90%, 03/15/33	500	537,100

		12,763,792

Ohio — 0.0%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B:
7.83%, 02/15/41	650	1,016,333
8.08%, 02/15/50	500	852,835
JobsOhio Beverage System, Refunding RB, Series B:
3.99%, 01/01/29	100	108,682
4.53%, 01/01/35	100	116,811
Ohio State University, RB:
Build America Bonds, Series C, 4.91%, 06/01/40	200	252,894
Series A, 3.80%, 12/01/46	200	222,128

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Build America Bonds, Series B-2, 4.88%, 12/01/34	$100	$114,949

		2,684,632

Oregon — 0.0%
Oregon School Boards Association, Refunding, GOL, Taxable Pension, Series B (NPFCG), 5.55%, 06/30/28	375	443,186
State of Oregon, GO:
5.76%, 06/01/23	68	72,818
5.89%, 06/01/27	750	894,660
State of Oregon Department of Transportation, RB, Build America Bonds, Sub-Lien, Series A, 5.83%, 11/15/34	125	166,485

		1,577,149

Pennsylvania — 0.0%
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, Commonwealth System of Higher Education, 3.56%, 09/15/19	175	169,726

South Carolina — 0.0%
South Carolina Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 01/01/50	100	146,972

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, 4.05%, 07/01/26	350	379,351

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue, RB:
4.43%, 02/01/42	170	195,247
Build America Bonds, 5.72%, 02/01/41	200	266,076
Junior Lien, Build America Bonds, 5.81%, 02/01/41	250	343,595
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	560	742,902
Dallas-Fort Worth International Airport, Refunding RB, Series A, 3.14%, 11/01/45	65	64,567
North Texas Tollway Authority, RB, Build America Bonds, Series B, 6.72%, 01/01/49	550	862,647
Permanent University Fund — University of Texas System, Refunding RB, 3.38%, 07/01/47	540	568,220
State of Texas, GO, Build America Bonds, Series A, 5.52%, 04/01/39(a)	1,000	1,351,500
Texas Private Activity Bond Surface Transportation Corp., RB, North Tarrant Express Managed Lanes Project, Series B, 3.92%, 12/31/49	425	427,971
Texas Transportation Commission State Highway Fund, RB, 1st Tier, Build America Bonds, Series B, 5.18%, 04/01/30	600	721,020

		5,543,745

Virginia — 0.0%
University of Virginia, RB, Series C, 4.18%, 09/01/17	60	70,076
University of Virginia, Refunding RB, Series A, 3.23%, 09/01/19	120	111,209

		181,285

Washington — 0.0%
State of Washington, GO, Build America Bonds, 5.14%, 08/01/40	200	254,194

Security	Par (000)	Value

Wisconsin — 0.0%
State of Wisconsin, RB, Series A (AGM), 5.70%, 05/01/26	$90	$101,139
State of Wisconsin, Refunding RB:
Series A, 3.95%, 05/01/36	600	642,090
Series C, 3.15%, 05/01/27	320	333,696

		1,076,925

Total Municipal Bonds — 0.6% (Cost — $63,326,749)		68,024,811

Non-Agency Mortgage-Backed Securities — 1.2%

Commercial Mortgage-Backed Securities — 1.2%
BANK 2019-BNK18, Series 2019-BN18, Class A4, 3.58%, 05/15/62	2,000	2,152,202
Barclays Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 02/15/50	2,300	2,467,210
Benchmark Mortgage Trust:
Series 2018-B5, Class A4, 4.21%, 07/15/51	3,000	3,356,290
Series 2019-B11, Class A4, 3.28%, 05/15/52	4,000	4,212,592
Series 2019-B13, Class A4, 2.95%, 08/15/57	8,544	8,748,601
Series 2019-B9, Class A5, 4.02%, 03/15/52	3,000	3,323,219
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.13%, 11/10/46	750	796,526
Series 2014-GC25, Class A4, 3.64%, 10/10/47	500	526,902
Series 2014-GC25, Class AS, 4.02%, 10/10/47	1,500	1,578,885
Series 2016-GC37, Class A4, 3.31%, 04/10/49	3,500	3,665,889
Series 2016-P5, Class A4, 2.94%, 10/10/49	1,000	1,027,335
Series 2017-P7, Class A4, 3.71%, 04/14/50	2,250	2,420,694
Commercial Mortgage Trust:
Series 2013-CR09, Class A4, 4.22%, 07/10/45(f)	2,700	2,859,613
Series 2013-CR12, Class A4, 4.05%, 10/10/46	1,300	1,371,968
Series 2013-CR8, Class A5, 3.61%, 06/10/46(f)	1,900	1,979,130
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	500	530,401
Series 2015-PC1, Class A5, 3.90%, 07/10/50	1,500	1,596,920
Series 2016-CR28, Class A4, 3.76%, 02/10/49	750	800,334
CSAIL Commercial Mortgage Securities Trust:
Series 2015-C3, Class A4, 3.72%, 08/15/48	1,000	1,057,482
Series 2016-C7, Class A5, 3.50%, 11/15/49	4,800	5,032,056
Series 2018-CX11, Class A5, 4.03%, 04/15/51(f)	4,000	4,384,828
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49	7,500	7,671,735
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(f)	3,000	3,332,412
GS Mortgage Securities Trust:
Series 2012-GC6, Class A3, 3.48%, 01/10/45	5,280	5,374,209
Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	247	250,087
Series 2015-GC30, Class A4, 3.38%, 05/10/50	600	627,851
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,300	2,457,375
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18, Class A5, 4.08%, 02/15/47	250	266,904
Series 2014-C22, Class A4, 3.80%, 09/15/47	300	318,596
JPMBB Commercial Mortgage Securities Trust 2015-C31, Series 2015-C31, Class A3, 3.80%, 08/15/48	2,250	2,407,472
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.41%, 10/15/50	6,000	6,334,979
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C5, Class A3, 4.17%, 08/15/46	135	137,499
Series 2014-C20, Class A5, 3.80%, 07/15/47	1,400	1,483,800
Series 2017-JP7, Class A5, 3.45%, 09/15/50	3,500	3,703,845
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A5, 4.08%, 07/15/46(f)	3,750	3,957,780
Series 2013-C10, Class AS, 4.08%, 07/15/46(f)	2,500	2,628,402

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2013-C11, Class A4, 4.15%, 08/15/46(f)	$11,765	$12,484,133
Series 2014-C16, Class A4, 3.60%, 06/15/47	4,430	4,622,063
Series 2015-C24, Class A4, 3.73%, 05/15/48	750	798,443
Morgan Stanley Capital I Trust, Class A4:
Series 2015-UBS8, 3.81%, 12/15/48	1,181	1,260,673
Series 2018-H3, 3.91%, 07/15/51	3,000	3,277,085
Series 2019-H6, 3.42%, 06/15/52	590	625,758
Morgan Stanley Capital I Trust 2019-L3, Series 2019-L3, Class AS, 3.49%, 11/15/29	760	784,240
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class A4, 4.22%, 07/15/46(f)	200	212,172
Series 2014-LC18, Class ASB, 3.24%, 12/15/47	2,500	2,558,999
Series 2015-C27, Class A5, 3.45%, 02/15/48	1,500	1,574,811
Series 2015-SG1, Class A4, 3.79%, 09/15/48	5,000	5,331,544
Series 2019-C49, Class A5, 4.02%, 03/15/52	3,850	4,253,954
WFRBS Commercial Mortgage Trust:
Series 2012-C7, Class A1, 2.30%, 06/15/45	97	97,394
Series 2012-C7, Class A2, 3.43%, 06/15/45	800	820,298
Series 2013-C11, Class A5, 3.07%, 03/15/45	500	511,540

Total Non-Agency Mortgage-Backed Securities — 1.2% (Cost — $131,291,755)		134,055,130

Preferred Securities — 0.0%

Capital Trusts — 0.0%

Banks — 0.0%
Goldman Sachs Capital I, 6.35%, 02/15/34	250	324,804
Wells Fargo Capital X, 5.95%, 12/01/86	250	305,122

		629,926

Insurance — 0.0%
Allstate Corp., Series B, 5.75%, 08/15/53(c)	1,250	1,343,838
MetLife, Inc., 6.40%, 12/15/66	600	735,000
Prudential Financial, Inc.(c):
5.63%, 06/15/43	100	107,500
5.38%, 05/15/45(a)	500	540,535

		2,726,873

Total Capital Trusts — 0.0% (Cost — $3,154,809)		3,356,799

Total Preferred Securities — 0.0% (Cost — $3,154,809)		3,356,799

U.S. Government Sponsored Agency Securities — 29.7%

Agency Obligations — 0.8%
Fannie Mae:
1.25%, 08/17/21(a)	8,200	8,156,675
1.38%, 10/07/21	2,000	1,992,403
1.88%, 04/05/22(a)	5,000	5,032,216
2.38%, 01/19/23(a)	490	501,064
2.63%, 01/11/22 - 09/06/24(a)	8,715	9,016,341
6.25%, 05/15/29	5,350	7,235,320
6.63%, 11/15/30	149	212,409
7.25%, 05/15/30	5,550	8,167,196
Federal Farm Credit Banks Funding Corp., 2.85%, 09/20/21	1,705	1,742,028
Federal Home Loan Bank:
2.75%, 12/13/24	5,000	5,240,898
3.00%, 12/09/22	4,910	5,104,714
3.13%, 06/13/25	9,570	10,205,280
5.50%, 07/15/36	2,100	2,951,897
Freddie Mac:
1.13%, 08/12/21(a)	3,032	3,009,633
2.38%, 02/16/21 - 01/13/22(a)	19,715	19,971,006

Security	Par (000)	Value

Agency Obligations (continued)
6.25%, 07/15/32	$1,300	$1,872,517
6.75%, 03/15/31	2,800	4,057,503
Tennessee Valley Authority:
3.50%, 12/15/42	140	157,095
5.88%, 04/01/36	2,100	2,980,541

		97,606,736

Commercial Mortgage-Backed Securities — 0.8%
Fannie Mae:
Series 2016-M5, Class A2, 2.47%, 04/25/26	6,110	6,135,199
Series 2012-M9, Class A2, 2.48%, 04/25/22	1,167	1,174,035
Series 2016-M6, Class A2, 2.49%, 05/25/26	7,000	7,085,187
Series 2014-M6, Class A2, 2.68%, 05/25/21(f)	83	83,709
Series 2014-M2, Class ASV2, 2.78%, 06/25/21(f)	182	182,133
Series 2014-M13, Class A2, 3.02%, 08/25/24(f)	500	515,301
Freddie Mac:
Series K026, Class A2, 2.51%, 11/25/22	200	202,770
Series K038, Class A1, 2.60%, 10/25/23	99	99,699
Series K017, Class A2, 2.87%, 12/25/21	6,994	7,082,592
Series K727, Class A2, 2.95%, 07/25/24	5,000	5,152,367
Series K033, Class A2, 3.06%, 07/25/23(f)	100	103,307
Series K066, Class A2, 3.12%, 06/25/27	3,500	3,681,979
Series K052, Class A2, 3.15%, 11/25/25	750	787,381
Series K041, Class A2, 3.17%, 10/25/24	7,500	7,851,657
Series K734, Class A2, 3.21%, 02/25/26	5,700	5,994,350
Series K031, Class A2, 3.30%, 04/25/23(f)	100	103,914
Series K047, Class A2, 3.33%, 05/25/25(f)	7,435	7,856,130
Series K063, Class A2, 3.43%, 01/25/27(f)	5,000	5,352,569
Series K035, Class A2, 3.46%, 08/25/23(f)	2,000	2,093,851
Series K037, Class A2, 3.49%, 01/25/24	2,700	2,839,569
Series K036, Class A2, 3.53%, 10/25/23(f)	1,200	1,261,061
Series K034, Class A2, 3.53%, 07/25/23(f)	3,900	4,090,762
Series K730, Class A2, 3.59%, 01/25/25(f)	9,000	9,545,012
Series K088, Class A2, 3.69%, 01/25/29	500	546,715
Series K076, Class A2, 3.90%, 04/25/28	2,000	2,209,952
Series K081, Class A2, 3.90%, 08/25/28(f)	5,000	5,534,799
Series K013, Class A2, 3.97%, 01/25/21(f)	500	507,456

		88,073,456

Mortgage-Backed Securities — 28.1%
Fannie Mae Mortgage-Backed Securities:
(12 mo. LIBOR US + 1.54%), 2.02%, 06/01/43(g)	329	337,645
2.50%, 09/01/28 - 01/01/50(h)	149,883	150,751,608
3.00%, 01/01/27 - 01/01/50(h)	491,776	502,446,255
3.50%, 02/01/26 - 11/01/51(h)	419,530	436,713,616
(12 mo. LIBOR US + 1.83%), 3.77%, 11/01/40(g)	7	7,091
4.00%, 10/01/25 - 02/01/57(h)	354,877	375,106,915
(12 mo. LIBOR US + 1.75%), 4.35%, 08/01/41(g)	10	10,658
(12 mo. LIBOR US + 1.53%), 4.41%, 04/01/43 - 05/01/43(g)	151	156,549
(12 mo. LIBOR US + 1.70%), 4.45%, 08/01/42(g)	41	42,540
4.50%, 05/01/24 - 01/01/50(h)	141,405	150,536,910
5.00%, 11/01/33 - 01/01/50(h)	39,123	42,261,996
5.50%, 04/01/36 - 01/01/50(h)	31,442	34,037,286
6.00%, 03/01/34 - 01/01/50(h)	11,075	12,349,815
6.50%, 07/01/32	86	96,258
7.00%, 02/01/32	12	12,021
Freddie Mac Mortgage-Backed Securities:
2.50%, 07/01/28 - 10/01/49	27,494	27,818,842
3.00%, 03/01/27 - 12/01/49	154,545	158,524,819
3.50%, 03/01/32 - 11/01/49	221,271	230,461,779
4.00%, 05/01/33 - 06/01/49	81,149	85,158,713
(12 mo. LIBOR US + 1.77%), 4.37%, 08/01/41(g)	10	10,285
(12 mo. LIBOR US + 1.50%), 4.37%, 06/01/43(g)	21	21,255

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 06/01/38 - 01/01/49	$36,093	$38,429,049
(12 mo. LIBOR US + 1.82%), 4.52%, 09/01/40(g)	24	24,765
5.00%, 04/01/33 - 04/01/49	7,479	8,048,649
5.50%, 06/01/35 - 01/01/39	138	154,512
6.50%, 06/01/31	20	22,193
8.00%, 12/01/24	62	65,670
Ginnie Mae Mortgage-Backed Securities:
2.50%, 05/20/45 - 01/01/50(h)	5,544	5,583,101
3.00%, 01/20/43 - 01/01/50(h)	231,484	238,671,442
3.50%, 09/20/42 - 01/01/50(h)	302,305	314,265,333
4.00%, 03/15/41 - 01/01/50(h)	186,785	194,603,411
4.50%, 07/15/39 - 01/01/50(h)	87,908	92,454,411
5.00%, 11/15/39 - 01/01/50(h)	38,135	40,479,442
5.50%, 12/15/32 - 04/20/48	538	585,366
6.00%, 03/15/35 - 10/20/38	157	178,027
6.50%, 09/15/36	97	110,686
7.50%, 12/15/23	51	53,613

		3,140,592,526

Total U.S. Government Sponsored Agency Securities — 29.7% (Cost — $3,253,138,779)		3,326,272,718

U.S. Treasury Obligations — 40.9%
U.S. Treasury Bonds:
6.13%, 08/15/29(a)	7,500	10,287,598
5.38%, 02/15/31(a)	6,000	8,058,516
4.50%, 02/15/36(a)	18,000	23,896,406
4.75%, 02/15/37(a)	1,450	1,997,771
5.00%, 05/15/37	9,000	12,755,742
4.38%, 02/15/38	6,000	7,992,188
4.50%, 05/15/38(a)	1,000	1,353,164
3.50%, 02/15/39(a)	11,300	13,563,973
4.25%, 05/15/39	11,775	15,520,002
4.50%, 08/15/39(a)	1,700	2,310,738
4.38%, 11/15/39	4,800	6,434,063
4.63%, 02/15/40(a)	1,230	1,703,262
4.38%, 05/15/40	1,650	2,219,057
3.88%, 08/15/40	3,860	4,873,401
4.25%, 11/15/40(a)	7,528	9,979,599
4.75%, 02/15/41(a)	11,000	15,543,086
4.38%, 05/15/41	12,610	17,027,933
3.75%, 08/15/41	9,550	11,877,813
3.13%, 11/15/41	10,700	12,160,383
3.13%, 02/15/42	34,350	39,040,922
3.00%, 05/15/42(a)	13,480	15,026,514
2.75%, 08/15/42(a)	18,250	19,531,064
2.75%, 11/15/42(a)	42,500	45,451,758
3.13%, 02/15/43	21,000	23,865,352
2.88%, 05/15/43	24,750	27,021,006
3.63%, 08/15/43(a)	7,500	9,216,211
3.75%, 11/15/43(a)	64,700	81,074,660
3.63%, 02/15/44	11,000	13,545,898
3.38%, 05/15/44(a)	7,600	9,013,125
3.13%, 08/15/44	2,000	2,280,078
3.00%, 11/15/44	6,300	7,038,281
2.50%, 02/15/45	23,500	24,034,258
3.00%, 05/15/45	15,600	17,455,547
2.88%, 08/15/45	18,800	20,599,219
3.00%, 11/15/45(a)	15,900	17,829,117
2.50%, 02/15/46	18,600	19,036,664
2.50%, 05/15/46(a)	25,850	26,456,869
2.25%, 08/15/46	26,500	25,818,867
2.88%, 11/15/46	8,500	9,346,680

Security	Par (000)	Value
U.S. Treasury Obligations (continued)
3.00%, 02/15/47(a)	$9,000	$10,136,953
3.00%, 05/15/47(a)	18,200	20,498,461
2.75%, 08/15/47(a)	35,500	38,166,660
2.75%, 11/15/47	30,000	32,253,516
3.00%, 02/15/48	8,000	9,016,250
3.13%, 05/15/48(a)	32,500	37,517,188
3.00%, 08/15/48	9,000	10,161,914
3.38%, 11/15/48	14,700	17,782,406
2.88%, 05/15/49	6,500	7,183,770
2.25%, 08/15/49(a)	25,000	24,320,313
2.38%, 11/15/49(a)	62,000	61,968,516
U.S. Treasury Notes:
2.13%, 01/31/21(a)	11,800	11,861,766
3.63%, 02/15/21(a)	2,310	2,360,531
1.13%, 02/28/21	60,000	59,648,437
2.00%, 02/28/21	32,700	32,834,121
1.25%, 03/31/21	9,000	8,958,867
2.25%, 03/31/21	11,500	11,587,598
1.38%, 04/30/21(a)	60,000	59,817,187
2.25%, 04/30/21(a)	50,000	50,421,875
2.63%, 05/15/21(a)	120,000	121,650,000
3.13%, 05/15/21	3,000	3,061,289
2.00%, 05/31/21	5,000	5,027,539
2.63%, 06/15/21	16,000	16,232,500
1.13%, 06/30/21(a)	4,500	4,468,535
2.13%, 06/30/21(a)	20,000	20,157,812
2.63%, 07/15/21(a)	74,000	75,150,469
2.25%, 07/31/21(a)	12,804	12,933,040
2.75%, 08/15/21	20,000	20,364,844
1.13%, 08/31/21	18,000	17,861,484
2.00%, 08/31/21	8,500	8,556,113
2.75%, 09/15/21	50,000	50,958,984
1.13%, 09/30/21	20,000	19,839,062
2.13%, 09/30/21(a)	122,900	123,999,379
1.25%, 10/31/21	8,000	7,951,875
1.50%, 10/31/21	150,000	149,794,921
2.00%, 10/31/21(a)	9,000	9,067,148
2.00%, 11/15/21(a)	13,700	13,808,101
1.75%, 11/30/21	16,000	16,049,375
1.88%, 11/30/21(a)	53,000	53,308,476
2.00%, 12/31/21(a)	12,000	12,096,094
2.13%, 12/31/21(a)	10,000	10,105,078
2.50%, 01/15/22	25,000	25,452,149
1.50%, 01/31/22(a)	3,500	3,494,805
1.88%, 01/31/22(a)	59,000	59,345,703
1.75%, 02/28/22	1,500	1,505,625
1.88%, 02/28/22	5,000	5,030,664
1.75%, 03/31/22(a)	9,100	9,134,125
1.88%, 03/31/22	18,000	18,114,609
2.25%, 04/15/22	20,000	20,293,750
1.75%, 04/30/22	10,000	10,037,500
1.88%, 04/30/22	5,000	5,032,422
1.75%, 05/31/22(a)	3,000	3,011,719
1.75%, 06/30/22(a)	18,000	18,074,531
2.13%, 06/30/22(a)	18,000	18,237,656
1.88%, 07/31/22	40,000	40,282,812
2.00%, 07/31/22	15,000	15,154,688
1.88%, 08/31/22(a)	34,958	35,214,723
1.50%, 09/15/22	20,000	19,953,906
1.75%, 09/30/22(a)	23,000	23,092,539
1.88%, 09/30/22	10,000	10,076,172
1.38%, 10/15/22	20,000	19,878,125
1.88%, 10/31/22	17,000	17,126,836

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
U.S. Treasury Obligations (continued)
2.00%, 10/31/22	$10,000	$10,109,766
1.63%, 11/15/22(a)	50,000	50,037,110
7.63%, 11/15/22(a)	3,400	3,974,281
2.00%, 11/30/22(a)	36,000	36,406,406
2.13%, 12/31/22	45,000	45,685,547
1.75%, 01/31/23	20,000	20,082,812
2.00%, 02/15/23	8,000	8,093,750
1.50%, 02/28/23(a)	10,200	10,164,539
1.50%, 03/31/23	31,500	31,385,566
1.63%, 04/30/23	19,000	18,998,516
2.75%, 04/30/23(a)	26,600	27,563,211
1.75%, 05/15/23	1,000	1,003,867
1.63%, 05/31/23	4,000	4,000,156
1.38%, 06/30/23	26,500	26,269,160
2.63%, 06/30/23(a)	133,000	137,499,140
1.25%, 07/31/23	4,000	3,946,406
2.75%, 07/31/23(a)	46,000	47,768,125
2.50%, 08/15/23	16,000	16,479,375
6.25%, 08/15/23	2,050	2,381,443
1.38%, 08/31/23(a)	38,000	37,649,688
1.38%, 09/30/23(a)	4,000	3,960,156
2.88%, 09/30/23(a)	6,000	6,266,484
1.63%, 10/31/23	15,000	14,986,523
2.75%, 11/15/23	28,000	29,142,969
2.13%, 11/30/23	54,000	54,961,875
2.25%, 12/31/23(a)	11,000	11,250,508
2.63%, 12/31/23	10,000	10,373,047
2.25%, 01/31/24	40,000	40,926,562
2.50%, 01/31/24	65,000	67,140,430
2.75%, 02/15/24(a)	15,000	15,646,289
2.13%, 02/29/24	13,000	13,241,211
2.13%, 03/31/24	10,000	10,185,938
2.00%, 04/30/24	22,000	22,301,641
2.50%, 05/15/24	22,300	23,074,402
2.00%, 05/31/24	5,700	5,779,043
1.75%, 06/30/24(a)	70,000	70,221,484
2.00%, 06/30/24	40,000	40,554,688
2.38%, 08/15/24(a)	7,500	7,729,688
1.88%, 08/31/24(a)	5,000	5,043,164
1.50%, 09/30/24(a)	75,000	74,375,977
2.13%, 09/30/24(a)	20,000	20,400,000
1.50%, 10/31/24	50,000	49,583,985
2.25%, 10/31/24(a)	5,000	5,130,859
2.25%, 11/15/24(a)	57,000	58,494,024
7.50%, 11/15/24(a)	5,000	6,350,391
2.13%, 11/30/24	15,000	15,306,445
2.25%, 12/31/24	55,000	56,465,234
2.00%, 02/15/25(a)	21,984	22,301,737
7.63%, 02/15/25	375	483,457
2.75%, 02/28/25	30,000	31,551,563
2.13%, 05/15/25	24,000	24,495,000
2.75%, 06/30/25	28,000	29,494,063
2.88%, 07/31/25(a)	50,000	53,021,484
2.00%, 08/15/25	56,800	57,578,781
6.88%, 08/15/25(a)	8,000	10,205,625
3.00%, 09/30/25(a)	38,000	40,591,719
3.00%, 10/31/25(a)	15,000	16,031,836
2.25%, 11/15/25	16,600	17,051,961
2.63%, 01/31/26	15,000	15,734,180
1.63%, 02/15/26(a)	68,000	67,402,344
6.00%, 02/15/26(a)	7,660	9,537,274
1.63%, 05/15/26	36,350	35,982,240
1.50%, 08/15/26	27,500	26,968,262

Security	Par (000)		Value
U.S. Treasury Obligations (continued)
6.75%, 08/15/26(a)		$7,500	$9,823,535
1.63%, 09/30/26		15,000	14,821,289
1.63%, 10/31/26		60,000	59,252,344
2.00%, 11/15/26		15,000	15,174,023
6.50%, 11/15/26		900	1,173,586
1.63%, 11/30/26		30,000	29,620,313
6.63%, 02/15/27(a)		3,500	4,624,922
2.38%, 05/15/27		13,000	13,484,961
2.25%, 08/15/27(a)		28,500	29,313,809
6.38%, 08/15/27		3,000	3,970,078
2.25%, 11/15/27(a)		98,510	101,311,378
2.75%, 02/15/28		20,000	21,322,656
2.88%, 05/15/28		14,000	15,078,984
2.88%, 08/15/28(a)		70,000	75,496,093
3.13%, 11/15/28(a)		30,000	33,008,203
5.25%, 11/15/28(a)		9,000	11,465,508
2.63%, 02/15/29(a)		23,884	25,330,102
5.25%, 02/15/29(a)		5,000	6,397,852
1.63%, 08/15/29(a)		75,000	73,122,070

Total U.S. Treasury Obligations — 40.9% (Cost — $4,424,571,917)			4,569,335,404

Total Long-Term Investments — 101.3% (Cost — $10,931,359,590)			11,335,771,331

	Shares

Short-Term Securities — 19.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
1.87%(i)(j)(k)		2,221,384,022	2,222,272,575
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.55%(i)(k)		100,000	100,000

Total Short-Term Securities — 19.9% (Cost — $2,222,030,290)			2,222,372,575

Total Investments Before TBA Sale Commitments — 121.2% (Cost — $13,153,389,880)			13,558,143,906

TBA Sale Commitments(h) — (0.6%)

Mortgage-Backed Securities — (0.6%)
Fannie Mae Mortgage-Backed Securities:
2.50%, 01/16/35	USD	8,440	(8,517,147)
3.00%, 01/16/35 - 01/14/50		35,967	(36,528,334)
3.50%, 01/14/50		3,287	(3,381,373)
4.50%, 01/14/50		8,119	(8,548,102)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 01/21/50		4,183	(4,297,542)
3.50%, 01/21/50		6,297	(6,489,600)

Total TBA Sale Commitments — (0.6)% (Proceeds — $67,631,073)			(67,762,098)

Total Investments, Net of TBA Sale Commitments — 120.6% (Cost — $13,085,758,807)			13,490,381,808

Liabilities in Excess of Other Assets — (20.6)%			(2,307,737,256)

Net Assets — 100.0%			$11,182,644,552

(a)	Security, or a portion of the security, is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	U.S. Total Bond Index Master Portfolio

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	When-issued security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Represents or includes a TBA transaction.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of security was purchased with the cash collateral from loaned securities

(k)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	794,588,139	1,426,795,883	2,221,384,022	$2,222,272,575	$21,095,816	(b)	$385,746	$296,148
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	100,000	100,000	2,129		—	—

				$2,222,372,575	$21,097,945		$385,746	$296,148

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$11,335,771,331	$—	$11,335,771,331
Short-Term Securities	2,222,372,575	—	—	2,222,372,575
Liabilities:
Investments:
TBA Sale Commitments	$—	$(67,762,098)	$—	$(67,762,098)

	$2,222,372,575	$11,268,009,233	$—	$13,490,381,808

(a)	See above Schedule of Investments for values in each industry/state/security type.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	59

Statement of Assets and Liabilities

December 31, 2019

U.S. Total Bond Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,530,998,508, cost — $10,931,359,590)	$11,335,771,331
Investments at value — affiliated (cost — $2,222,030,290)	2,222,372,575
Cash	11,653
Receivables:
Investments sold	137,735,940
Securities lending income — affiliated	616,195
TBA sale commitments	67,631,073
Contributions from investors	10,952,880
Dividends — unaffiliated	1,058,092
Interest — unaffiliated	64,663,203
Principal paydowns	2,594

Total assets	13,840,815,536

LIABILITIES
Cash collateral on securities loaned at value	1,574,802,234
TBA sale commitments at value (proceeds — $67,631,073)	67,762,098
Payables:
Investments purchased	1,014,285,376
Withdrawals to investors	644,602
Investment advisory fees	593,689
Trustees’ fees	42,194
Other accrued expenses	40,791

Total liabilities	2,658,170,984

NET ASSETS	$11,182,644,552

NET ASSETS CONSIST OF
Investors’ capital	$10,778,137,162
Net unrealized appreciation (depreciation)	404,507,390

NET ASSETS	$11,182,644,552

See notes to financial statements.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

	U.S. Total Bond Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$16,659,271
Interest — unaffiliated	267,413,171
Securities lending income — affiliated — net	4,438,674
Other income — affiliated	529,200	(a)

Total investment income	289,040,316

EXPENSES
Investment advisory	3,937,273
Trustees	145,562
Professional	49,969

Total expenses	4,132,804
Less fees waived and/or reimbursed by the Manager	(681,997)

Total expenses after fees waived and/or reimbursed	3,450,807

Net investment income	285,589,509

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	385,746
Investments — unaffiliated	39,605,176

	39,990,922

Net change in unrealized appreciation on:
Investments — affiliated	296,148
Investments — unaffiliated	474,538,987

	474,835,135

Net realized and unrealized gain	514,826,057

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$800,415,566

(a)	Includes a reimbursement from an affiliate of $529,200 relating to an operating event.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets

	U.S. Total Bond Index Master Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$285,589,509	$170,905,829
Net realized gain (loss)	39,990,922	(35,233,237)
Net change in unrealized appreciation (depreciation)	474,835,135	(74,163,353)

Net increase in net assets resulting from operations	800,415,566	61,509,239

CAPITAL TRANSACTIONS
Proceeds from contributions	3,801,148,795	6,455,698,739
Value of withdrawals	(1,746,558,904)	(3,237,334,937)

Net increase in net assets derived from capital transactions	2,054,589,891	3,218,363,802

NET ASSETS
Total increase in net assets	2,855,005,457	3,279,873,041
Beginning of year	8,327,639,095	5,047,766,054

End of year	$11,182,644,552	$8,327,639,095

See notes to financial statements.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	U.S. Total Bond Index Master Portfolio

	Year Ended December 31,
	2019		2018	2017	2016	2015

Total Return
Total return	8.72	%(a)	(0.07)%	3.40%	2.55%	0.40%

Ratios to Average Net Assets(b)
Total expenses	0.04%		0.04%	0.04%	0.04%	0.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.04%		0.03%	0.03%	0.03%	0.04%

Net investment income	2.90%		2.74%	2.22%	2.02%	1.93%

Supplemental Data
Net assets, end of year (000)	$11,182,645		$8,327,639	$5,047,766	$3,018,237	$1,588,374

Portfolio turnover rate(c)(d)	158%		274%	345%	278%	356%

(a)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(b)	Excludes expenses incurred indirectly as a result of investments in underlying funds:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.02%

(c)	Portfolio turnover rates include TBA transactions, if any.
(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	97%	162%	193%	164%	300%

FINANCIAL HIGHLIGHTS	63

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls and TBA sale commitments) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: The Trust has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trust has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trust applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 is $9,084,044,723. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trust.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Bank of America N.A.	$199,629,398	$(199,629,398)	$—
Barclays Bank PLC	11,556,296	(11,556,296)	—
Barclays Capital,Inc.	6,018,536	(6,018,536)	—
BMO Capital Markets	1,667,172	(1,667,172)	—
BNP Paribas Prime Brokerage International Limited	11,869,476	(11,869,476)	—
Citadel Clearing LLC	3,852,957	(3,852,957)	—
Citigroup Global Markets,Inc.	719,588,220	(719,588,220)	—
Credit Suisse Securities (USA) LLC	20,200,406	(20,200,406)	—
Deutsche Bank Securities,Inc.	59,108,691	(59,108,691)	—
Goldman Sachs & Co.	121,446,639	(121,446,639)	—
HSBC PLC	12,543,744	(12,543,744)	—
Jefferies LLC	1,400,575	(1,400,575)	—
Morgan Stanley & Co. LLC	86,716,448	(86,716,448)	—
Natwest Markets Securities,Inc.	2,027,195	(2,027,195)	—
Nomura Securities International,Inc.	28,491,978	(28,491,978)	—
RBC Capital Markets LLC	81,334,443	(81,334,443)	—
Scotia Capital (USA), Inc.	9,557,496	(9,557,496)	—
SG Americas Securities LLC	293,469	(293,469)	—
State Street Bank & Trust Co.	732,035	(732,035)	—
TD Prime Services LLC	203,078	(203,078)	—
UBS AG	3,445,078	(3,445,078)	—
UBS Securities LLC	217,036	(217,036)	—
Wells Fargo Securities LLC	149,098,142	(149,098,142)	—

	$1,530,998,508	$(1,530,998,508)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (continued)

Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of Master Portfolio, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL and BFA, as applicable, have contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the management fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2020. For the year ended December 31, 2019, the amount waived and/or reimbursed was $195,531.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amounts waived were $486,466.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $657,316 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: During the year ended December 31, 2019, the Master Portfolio received a reimbursement of $529,200 from an affiliate, which is included in Other income — affiliated in the Statement of Operations, related to an operating event.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$10,667,131	$2,306,302	$(66,390)

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns, TBA transactions, mortgage dollar rolls and excluding short-term securities and in-kind redemptions, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$15,698,757,501	$14,462,697,496	*
U.S. Government Securities.	2,268,349,311	962,349,245

*	Includes paydowns.

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were $5,988,007,949 and $5,989,914,092 respectively.

7.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$13,155,837,125

Gross unrealized appreciation	$416,144,290
Gross unrealized depreciation	(13,968,535)

Net unrealized appreciation	$402,175,755

8.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (continued)

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	U.S. Total Bond Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and Investors of U.S. Total Bond Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Total Bond Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds III and MIP, on behalf of iShares U.S. Aggregate Bond Index Fund and U.S. Total Bond Index Master Portfolio, respectively, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust/MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust/MIP.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s/Master Portfolio’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s/Master Portfolio’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	77

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

EDA	Economic Development Authority

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S&P	Standard & Poor’s

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USTB-12/19-AR

Portfolio Information as of December 31, 2019	Active Stock Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	2%
Microsoft Corp.	2
Alibaba Group Holding Ltd. — ADR	1
Amazon.com, Inc.	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Tencent Holdings Ltd.	1
Facebook, Inc.	1
Johnson & Johnson	1
Samsung Electronics Co. Ltd.	1
Mastercard, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	16%
Financials	14
Health Care	12
Consumer Discretionary	10
Industrials	10
Communication Services	6
Consumer Staples	6
Materials	5
Energy	4
Real Estate	4
Utilities	2
Short-Term Securities	15
Liabilities in Excess of Other Assets	(4)

For Active Stock Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

PORTFOLIO INFORMATION / DERIVATIVE FINANCIAL INSTRUMENTS	1

Schedule of Investments December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 87.4%

Aerospace & Defense — 0.8%
AAR Corp.	1,912	$86,231
Aerojet Rocketdyne Holdings, Inc.(a)(b)	1,246	56,892
Arconic, Inc.	5,074	156,127
Boeing Co.	496	161,577
Curtiss-Wright Corp.	513	72,277
Ducommun, Inc.(a)	1,147	57,958
Hanwha Aerospace Co. Ltd.(a)	992	30,007
HEICO Corp.(b)	1,945	222,022
HEICO Corp., Class A	1,443	129,192
Hexcel Corp.(b)	1,605	117,663
Lockheed Martin Corp.	3,691	1,437,202
Meggitt PLC	627	5,461
Mercury Systems, Inc.(a)(b)	1,039	71,805
MTU Aero Engines AG	36	10,257
Northrop Grumman Corp.	1,007	346,378
Parsons Corp.(a)(b)	461	19,030
Raytheon Co.	1,815	398,828
Spirit AeroSystems Holdings, Inc., Class A	956	69,673
Teledyne Technologies, Inc.(a)(b)	1,586	549,612
TransDigm Group, Inc.(b)	388	217,280
Wesco Aircraft Holdings, Inc.(a)	2,940	32,399

		4,247,871

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(b)	3,430	268,226
Deutsche Post AG, Registered Shares	2,215	84,224
DSV PANALPINA A/S	595	68,576
Echo Global Logistics, Inc.(a)(b)	4,359	90,231
Expeditors International of Washington, Inc.	1,672	130,449
FedEx Corp.	3,430	518,650
Hub Group, Inc., Class A(a)(b)	8,291	425,245
Hyundai Glovis Co. Ltd.	279	34,425
Radiant Logistics, Inc.(a)	13,114	73,045
United Parcel Service, Inc., Class B	7,552	884,037
XPO Logistics, Inc.(a)(b)	3,138	250,099

		2,827,207

Airlines — 0.8%
Alaska Air Group, Inc.	1,721	116,598
American Airlines Group, Inc.	19,942	571,937
Copa Holdings SA, Class A	142	15,347
Delta Air Lines, Inc.	19,594	1,145,857
Deutsche Lufthansa AG, Registered Shares	978	18,002
Southwest Airlines Co.	17,353	936,715
Spirit Airlines, Inc.(a)(b)	10,081	406,365
United Airlines Holdings, Inc.(a)	11,511	1,014,004

		4,224,825

Auto Components — 0.5%
Aisin Seiki Co. Ltd.	1,000	37,040
American Axle & Manufacturing Holdings, Inc.(a)(b)	7,040	75,750
Aptiv PLC	2,263	214,917
Autoliv, Inc.	1,195	100,870
BorgWarner, Inc.	2,097	90,968
Cie Generale des Etablissements Michelin SCA	713	87,741
Continental AG	53	6,849
Cooper-Standard Holdings, Inc.(a)	2,053	68,077
Dana, Inc.	22,284	405,569
Denso Corp.	1,700	76,776
Gentex Corp.	1,529	44,310
Goodyear Tire & Rubber Co.	10,338	160,808
Koito Manufacturing Co. Ltd.	600	27,784
LCI Industries	5,286	566,289
Lear Corp.	37	5,076

Security	Shares	Value

Auto Components (continued)
Standard Motor Products, Inc.	1,390	$73,976
Stanley Electric Co. Ltd.	1,400	40,434
Sumitomo Electric Industries Ltd.	7,400	111,134
Tenneco, Inc., Class A	12,138	159,008
Toyota Industries Corp.	500	28,770
Visteon Corp.(a)	1,269	109,883

		2,492,029

Automobiles — 0.7%
BAIC Motor Corp. Ltd., Class H(c)	74,500	42,333
Bayerische Motoren Werke AG	783	64,132
Daimler AG, Registered Shares	534	29,522
Ferrari NV	179	29,720
Fiat Chrysler Automobiles NV	871	12,914
Ford Motor Co.	51,140	475,602
Ford Otomotiv Sanayi AS	16,064	191,262
General Motors Co.	17,028	623,225
Harley-Davidson, Inc.(b)	1,737	64,599
Honda Motor Co. Ltd.	2,200	62,263
Hyundai Motor Co.	6,380	664,521
Kia Motors Corp.	8,988	343,256
Peugeot SA	844	20,321
Renault SA	623	29,585
Suzuki Motor Corp.	1,100	45,916
Tesla, Inc.(a)(b)	1,434	599,885
Toyota Motor Corp.	4,000	281,846
Winnebago Industries, Inc.(b)	573	30,358

		3,611,260

Banks — 6.6%
ABN AMRO Group NV CVA(c)	288	5,249
AIB Group PLC	1,393	4,853
Akbank TAS(a)	53,248	72,530
Al Rajhi Bank	33,536	584,807
Alinma Bank	45,334	306,341
Ameris Bancorp(b)	333	14,166
AMMB Holdings Bhd	47,400	45,336
Australia & New Zealand Banking Group Ltd.	4,879	84,143
Banco Bilbao Vizcaya Argentaria SA	11,406	64,037
Banco de Sabadell SA	2,141	2,507
Banco do Brasil SA	9,800	128,679
Banco Santander Brasil SA	3,100	38,161
Banco Santander SA	31,805	133,350
Bancolombia SA — ADR	13,858	759,280
Bancorp, Inc.(a)	11,436	148,325
Bank Al-Jazira	10,368	41,605
Bank Hapoalim BM	1,940	16,111
Bank Leumi Le-Israel BM	2,554	18,626
Bank Mandiri Persero Tbk PT	631,100	348,723
Bank of America Corp.	53,487	1,883,812
Bank of Beijing Co. Ltd., Class A	215,600	176,062
Bank of Commerce Holdings	4,494	51,996
Bank of East Asia Ltd.(b)	2,200	4,912
Bank of Guiyang Co. Ltd.	84,600	116,308
Bank of Ireland Group PLC	1,656	9,114
Bank of Jiangsu Co. Ltd., Class A	167,298	174,210
Bank of Nanjing Co. Ltd., Class A	85,566	107,912
Bank of Shanghai Co. Ltd., Class A	45,296	61,823
Bank OZK	1,713	52,255
Bank Polska Kasa Opieki SA	6,581	174,156
Bank7 Corp.	10	190
BankFinancial Corp.	1,975	25,833
Banner Corp.	8,722	493,578
Banque Saudi Fransi	3,326	33,605
Barclays PLC	29,492	70,323

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
BNP Paribas SA	1,937	$115,132
BOC Hong Kong Holdings Ltd.	11,000	38,186
Cadence BanCorp(b)	11,287	204,633
CaixaBank SA	6,139	19,332
Capital City Bank Group, Inc.	2,895	88,297
Capstar Financial Holdings, Inc.	1,368	22,777
Cathay General Bancorp(b)	24,173	919,783
Central Pacific Financial Corp.	18,926	559,831
Chiba Bank Ltd. (The)	900	5,175
China CITIC Bank Corp. Ltd., Class A	62,596	55,521
China CITIC Bank Corp. Ltd., Class H	202,000	121,120
China Construction Bank Corp., Class H	616,000	534,097
China Everbright Bank Co. Ltd., Class A	348,300	220,833
China Merchants Bank Co. Ltd., Class H	16,500	84,829
China Minsheng Banking Corp. Ltd., Class A(a)	169,900	154,099
CIMB Group Holdings Bhd	475,600	599,027
CIT Group, Inc.	5,580	254,615
Citigroup, Inc.	6,077	485,491
Citizens Financial Group, Inc.	2,008	81,545
Coastal Financial Corp./WA(a)	267	4,397
Comerica, Inc.	262	18,798
Commonwealth Bank of Australia	3,313	185,852
Credicorp Ltd.	831	177,111
Credit Agricole SA	1,961	28,535
CTBC Financial Holding Co. Ltd.	557,000	416,715
Cullen/Frost Bankers, Inc.(b)	2,741	268,015
Danske Bank A/S	429	6,940
DBS Group Holdings Ltd.	3,000	57,844
DNB ASA	934	17,478
Dubai Islamic Bank PJSC	32,718	49,107
East West Bancorp, Inc.	3,050	148,535
Erste Group Bank AG(a)	368	13,823
First Abu Dhabi Bank PJSC	28,253	116,824
First BanCorp, Puerto Rico	1,403	14,858
First Citizens BancShares, Inc., Class A	52	27,675
First Commonwealth Financial Corp.	4,945	71,752
First Financial Corp.	1,377	62,956
First Financial Northwest, Inc.	18,667	278,885
First Horizon National Corp.	16,351	270,773
First Midwest Bancorp, Inc.(b)	2,099	48,403
First Savings Financial Group, Inc.(b)	453	30,396
First United Corp.	982	23,656
Glacier Bancorp, Inc.(b)	3,633	167,082
Hang Seng Bank Ltd.(b)	2,400	49,608
HBT Financial, Inc.(a)	12,974	246,376
HDFC Bank Ltd.	45,434	810,704
HDFC Bank Ltd. — ADR	10,362	656,640
Home BancShares, Inc.(b)	23,474	461,499
Hong Leong Bank Bhd	16,600	70,245
HSBC Holdings PLC	43,062	337,108
Iberiabank Corp.	2,882	215,660
Independent Bank Group, Inc.	8,774	486,431
Industrial & Commercial Bank of China Ltd., Class A	126,000	106,516
Industrial & Commercial Bank of China Ltd., Class H	111,000	85,640
ING Groep NV	6,710	80,670
Intesa Sanpaolo SpA	25,629	67,512
Investors Bancorp, Inc.	11,646	138,762
Israel Discount Bank Ltd., Series A	738	3,427
Japan Post Bank Co. Ltd.	12,000	115,137
JPMorgan Chase & Co.(b)	18,954	2,642,188
Karnataka Bank Ltd.	48,343	48,830
KB Financial Group, Inc.	7,343	302,517
KBC Group NV	358	26,991
KeyCorp	615	12,448

Security	Shares	Value

Banks (continued)
Kotak Mahindra Bank Ltd.	14,966	$353,231
Lakeland Bancorp, Inc.	6,566	114,117
M&T Bank Corp.	132	22,407
Macatawa Bank Corp.	505	5,621
Mediobanca Banca di Credito Finanziario SpA	1,069	11,770
Mercantile Bank Corp.	4,790	174,691
Mitsubishi UFJ Financial Group, Inc.	33,400	180,572
Mizuho Financial Group, Inc.	64,300	99,049
National Australia Bank Ltd.	4,841	83,769
National Bank Holdings Corp., Class A	2,352	82,837
National Commercial Bank	36,998	485,719
Nedbank Group Ltd.	16,668	255,217
Nordea Bank Abp	4,428	35,823
Opus Bank	1,160	30,009
Oversea-Chinese Banking Corp. Ltd.	5,400	44,175
Pacific Mercantile Bancorp(a)	25,243	204,973
Powszechna Kasa Oszczednosci Bank Polski SA	86,780	787,845
Regional SAB de CV	20,200	113,406
Republic Bancorp, Inc., Class A	7,218	337,802
Republic First Bancorp, Inc.(a)(b)	67,050	280,269
Resona Holdings, Inc.	3,500	15,255
RHB Capital Bhd	140,300	198,248
Riyad Bank	35,129	224,835
Royal Bank of Scotland Group PLC	8,273	26,539
Samba Financial Group	10,249	88,672
Sandy Spring Bancorp, Inc.	28,218	1,068,898
Saudi British Bank	3,811	35,241
Shanghai Pudong Development Bank Co. Ltd., Class A	49,300	87,681
Shinhan Financial Group Co. Ltd.	8,654	324,463
Shizuoka Bank Ltd.	700	5,207
Sierra Bancorp(b)	9,097	264,905
Skandinaviska Enskilda Banken AB, Class A	523	4,918
Societe Generale SA	1,313	45,821
South Plains Financial, Inc.	6,038	126,013
South State Corp.	3,361	291,567
Standard Bank Group Ltd.	59,220	712,296
Standard Chartered PLC	4,776	45,005
Sumitomo Mitsui Financial Group, Inc.	4,100	151,435
Sumitomo Mitsui Trust Holdings, Inc.	500	19,765
Svenska Handelsbanken AB, Class A	1,244	13,398
Swedbank AB, Class A	285	4,237
Synovus Financial Corp.	7,303	286,278
TCF Financial Corp.	817	38,236
TriState Capital Holdings, Inc.(a)(b)	43,917	1,147,112
Truist Financial Corp.	6,444	362,926
Turkiye Garanti Bankasi AS(a)	186,241	348,796
U.S. Bancorp	8,658	513,333
UniCredit SpA	3,461	50,589
United Community Banks, Inc.	33,577	1,036,858
United Overseas Bank Ltd.	2,100	41,300
Univest Financial Corp.	4,217	112,931
Wells Fargo & Co.(b)	24,292	1,306,910
WesBanco, Inc.	143	5,404
Westpac Banking Corp.	5,937	101,385
Wintrust Financial Corp.	7,010	497,009
Woori Financial Group, Inc.	3,462	34,662
Zions Bancorp. NA	873	45,326

		33,675,316

Beverages — 1.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS	28,678	111,260
Anheuser-Busch InBev SA	1,735	142,097
Asahi Group Holdings Ltd.	800	36,496
Brown-Forman Corp., Class B(b)	2,236	151,154
Budweiser Brewing Co. APAC Ltd.(a)(c)	7,200	24,301

SCHEDULE OF INVESTMENTS	3

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages (continued)
Carlsberg A/S, Class B	23	$3,432
Coca-Cola Co.	25,860	1,431,351
Coca-Cola European Partners PLC	6,169	313,879
Coca-Cola Femsa SAB de C.V., ADR	4,212	255,331
Coca-Cola Femsa SAB de CV	38,800	235,745
Coca-Cola HBC AG(a)	777	26,410
Constellation Brands, Inc., Class A	1,282	243,260
Davide Campari-Milano SpA	1,000	9,137
Diageo PLC	5,526	232,847
Fomento Economico Mexicano SAB de CV	92,000	869,371
Fraser & Neave Holdings BHD	10,200	86,876
Heineken Holding NV	1,004	97,581
Heineken NV	325	34,687
Kirin Holdings Co. Ltd.	1,700	37,105
Molson Coors Brewing Co., Class B(b)	3,064	165,150
Monster Beverage Corp.(a)	6,499	413,012
National Beverage Corp.(a)	4,785	244,131
PepsiCo, Inc.	12,467	1,703,865
Pernod Ricard SA	283	50,639
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	16,863	217,502
Suntory Beverage & Food Ltd.	200	8,350
Wuliangye Yibin Co. Ltd., Class A	46,600	892,351

		8,037,320

Biotechnology — 3.3%
AbbVie, Inc.	13,028	1,153,499
ACADIA Pharmaceuticals, Inc.(a)(b)	8,123	347,502
Acceleron Pharma, Inc.(a)(b)	1,564	82,923
Agenus, Inc.(a)	45,478	185,095
Aimmune Therapeutics, Inc.(a)(b)	600	20,082
Akcea Therapeutics, Inc.(a)	645	10,926
Akero Therapeutics, Inc.(a)	1,213	26,923
Alder Biopharmaceuticals, Inc.(d)	3,943	3,470
Alector, Inc.(a)	801	13,801
Alexion Pharmaceuticals, Inc.(a)	1,731	187,208
Alnylam Pharmaceuticals, Inc.(a)(b)	309	35,588
Amgen, Inc.	4,135	996,824
Apellis Pharmaceuticals, Inc.(a)	5,217	159,745
Aptinyx, Inc.(a)	15,699	53,691
AquaBounty Technologies, Inc.(a)(b)	3	7
Arcus Biosciences, Inc.(a)(b)	24,198	244,400
Arrowhead Pharmaceuticals, Inc.(a)(b)	4,851	307,699
Atara Biotherapeutics, Inc.(a)	3,887	64,019
Athersys, Inc.(a)(b)	54,167	66,625
Audentes Therapeutics, Inc.(a)	2,010	120,278
BeiGene Ltd., ADR(a)	83	13,758
Beyondspring, Inc.(a)	672	10,416
Biocon Ltd.	77,216	317,721
BioCryst Pharmaceuticals, Inc.(a)	5,428	18,727
Biogen, Inc.(a)	1,363	404,443
Biohaven Pharmaceutical Holding Co. Ltd.(a)	1,357	73,875
BioMarin Pharmaceutical, Inc.(a)	200	16,910
Blueprint Medicines Corp.(a)	486	38,933
Calithera Biosciences, Inc.(a)(b)	21,066	120,287
Castle Biosciences, Inc.(a)(b)	1,050	36,089
Celltrion, Inc.(a)	871	135,777
ChemoCentryx, Inc.(a)	8,603	340,249
Chimerix, Inc.(a)	18,925	38,418
Coherus Biosciences, Inc.(a)(b)	15,034	270,687
Corvus Pharmaceuticals, Inc.(a)(b)	21,424	116,547
Crinetics Pharmaceuticals, Inc.(a)(b)	1,995	50,055
CSL Ltd.	868	168,290
CytomX Therapeutics, Inc.(a)	2,089	17,360
Deciphera Pharmaceuticals, Inc.(a)(b)	1,984	123,484
Denali Therapeutics, Inc.(a)(b)	6,803	118,508

Security	Shares	Value

Biotechnology (continued)
Eagle Pharmaceuticals, Inc.(a)(b)	2,477	$148,818
Eiger Biopharmaceuticals, Inc.(a)	2,058	30,664
Emergent Biosolutions, Inc.(a)(b)	3,075	165,896
Enanta Pharmaceuticals, Inc.(a)(b)	3,700	228,586
Epizyme, Inc.(a)(b)	3,065	75,399
Exact Sciences Corp.(a)(b)	2,871	265,510
Exelixis, Inc.(a)(b)	4,683	82,514
Fate Therapeutics, Inc.(a)(b)	9,857	192,901
FibroGen, Inc.(a)(b)	4,926	211,276
Flexion Therapeutics, Inc.(a)(b)	4,562	94,433
Galapagos NV(a)	26	5,414
Genmab A/S(a)	97	21,573
Gilead Sciences, Inc.(b)	24,851	1,614,818
Global Blood Therapeutics, Inc.(a)(b)	3,675	292,126
Gossamer Bio, Inc.(a)(b)	3,404	53,205
Green Cross Corp.	1,156	132,015
Grifols SA	510	18,019
Hualan Biological Engineering, Inc., Class A	20,900	105,698
Immunomedics, Inc.(a)(b)	10,077	213,229
Incyte Corp.(a)	1,816	158,573
Insmed, Inc.(a)	8,999	214,896
Intellia Therapeutics, Inc.(a)(b)	6,798	99,727
Intercept Pharmaceuticals, Inc.(a)	2,852	353,420
Invitae Corp.(a)(b)	11,559	186,447
Ionis Pharmaceuticals, Inc.(a)	730	44,099
Ironwood Pharmaceuticals, Inc.(a)	19,339	257,402
Jounce Therapeutics, Inc.(a)	6,615	57,749
KalVista Pharmaceuticals, Inc.(a)(b)	1,067	19,003
Kezar Life Sciences, Inc.(a)	3,133	12,563
Kodiak Sciences, Inc.(a)	747	53,747
Ligand Pharmaceuticals, Inc.(a)(b)	2,977	310,471
MacroGenics, Inc.(a)	8,094	88,063
Medicines Co.(a)	3,065	260,341
Medy-Tox, Inc.	155	40,309
Mirati Therapeutics, Inc.(a)	787	101,413
Natera, Inc.(a)	9,359	315,305
Neurocrine Biosciences, Inc.(a)	191	20,531
OPKO Health, Inc.(a)	49,249	72,396
Portola Pharmaceuticals, Inc.(a)(b)	3,626	86,589
Precision BioSciences, Inc.(a)(b)	3,260	45,281
Principia Biopharma, Inc.(a)	1,837	100,631
Puma Biotechnology, Inc.(a)	5,073	44,389
Ra Pharmaceuticals, Inc.(a)(b)	1,921	90,153
Radius Health, Inc.(a)	969	19,535
Regeneron Pharmaceuticals, Inc.(a)	1,328	498,637
Replimune Group, Inc.(a)	3,054	43,825
Retrophin, Inc.(a)(b)	17,990	255,458
Rigel Pharmaceuticals, Inc.(a)	15,153	32,427
Sangamo Therapeutics, Inc.(a)(b)	6,487	54,296
Sarepta Therapeutics, Inc.(a)	169	21,808
Seattle Genetics, Inc.(a)(b)	347	39,648
Seegene, Inc.(a)	3,949	104,287
Seres Therapeutics, Inc.(a)	21,532	74,285
Spectrum Pharmaceuticals, Inc.(a)	9,826	35,767
Stemline Therapeutics, Inc.(a)(b)	1,297	13,787
Sutro Biopharma, Inc.(a)(b)	2,790	30,690
Turning Point Therapeutics, Inc.(a)	801	49,894
Ultragenyx Pharmaceutical, Inc.(a)(b)	6,605	282,100
United Therapeutics Corp.(a)	1,648	145,156
UNITY Biotechnology, Inc.(a)(b)	7,272	52,431
Vanda Pharmaceuticals, Inc.(a)	2,392	39,253
Veracyte, Inc.(a)	9,446	263,732
Vertex Pharmaceuticals, Inc.(a)(b)	3,313	725,381
X4 Pharmaceuticals, Inc.(a)	864	9,245

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Xencor, Inc.(a)	1,614	$55,505
Y-mAbs Therapeutics, Inc.(a)	3,589	112,156

		16,455,734

Building Products — 0.4%
Advanced Drainage Systems, Inc.	881	34,218
AGC, Inc.	1,000	35,758
Allegion PLC	7,117	886,351
Apogee Enterprises, Inc.	617	20,053
Assa Abloy AB, Class B	2,593	60,613
Builders FirstSource, Inc.(a)	19,059	484,289
Cie de Saint-Gobain	930	38,098
Continental Building Products, Inc.(a)	1,921	69,982
Daikin Industries Ltd.	600	84,654
Kingspan Group PLC	239	14,597
Resideo Technologies, Inc.(a)	3,470	41,397
TOTO Ltd.	600	25,336
Trex Co., Inc.(a)	1,789	160,795
Universal Forest Products, Inc.	5,824	277,805

		2,233,946

Capital Markets — 2.1%
3i Group PLC	2,306	33,556
Affiliated Managers Group, Inc.(b)	1,700	144,058
Ameriprise Financial, Inc.	255	42,478
Amundi SA(c)	258	20,288
Ares Management Corp., Class A	2,673	95,399
Artisan Partners Asset Management, Inc., Class A	2,389	77,213
ASX Ltd.	331	18,225
B3 SA — Brasil Bolsa Balcao	21,985	234,841
Bank of New York Mellon Corp.	7,004	352,511
Blackstone Group, Inc., Class A	1,613	90,231
Cboe Global Markets, Inc.	442	53,040
Charles Schwab Corp.(b)	11,911	566,487
China Merchants Securities Co. Ltd., Class A	71,400	188,004
CITIC Securities Co. Ltd., Class H(b)	16,500	37,644
CME Group, Inc.	3,258	653,946
Cohen & Steers, Inc.	3,079	193,238
Credit Suisse Group AG, Registered Shares(a)	5,656	76,456
Daiwa Securities Group, Inc.	2,600	13,126
Deutsche Bank AG, Registered Shares	2,138	16,566
Deutsche Boerse AG	626	98,165
Donnelley Financial Solutions, Inc.(a)(b)	9,716	101,727
E*Trade Financial Corp.	131	5,944
Everbright Securities Co. Ltd., Class A	29,000	54,719
Evercore, Inc., Class A(b)	1,195	89,338
FactSet Research Systems, Inc.(b)	1,754	470,598
Focus Financial Partners, Inc., Class A(a)	3,441	101,406
Franklin Resources, Inc.(b)	929	24,135
Goldman Sachs Group, Inc.	1,015	233,379
Guotai Junan Securities Co. Ltd., Class A	107,400	285,849
Hamilton Lane, Inc., Class A(b)	1,587	94,585
Hargreaves Lansdown PLC	487	12,492
Hong Kong Exchanges & Clearing Ltd.	2,000	64,975
Industrial Securities Co. Ltd., Class A	211,400	215,503
Intercontinental Exchange, Inc.	10,369	959,651
Invesco Ltd.	2,426	43,620
Japan Exchange Group, Inc.	1,600	28,168
Julius Baer Group Ltd.(a)	383	19,745
KKR & Co., Inc., Class A	1,110	32,379
London Stock Exchange Group PLC	700	71,940
Macquarie Group Ltd.	553	53,555
MarketAxess Holdings, Inc.	131	49,663
Moelis & Co., Class A(b)	10,549	336,724
Moody’s Corp.	1,956	464,374

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley	19,504	$997,045
MSCI, Inc.	227	58,607
Nasdaq, Inc.	758	81,182
Natixis SA	1,618	7,207
NH Investment & Securities Co. Ltd.	4	44
Nomura Holdings, Inc.	7,200	37,050
Northern Trust Corp.	528	56,095
Partners Group Holding AG	66	60,491
Pzena Investment Management, Inc., Class A	2,613	22,524
Raymond James Financial, Inc.	244	21,828
S&P Global, Inc.	3,735	1,019,842
Schroders PLC	213	9,405
SEI Investments Co.	148	9,691
St. James’s Place PLC	908	13,997
Standard Life Aberdeen PLC	4,158	18,090
State Street Corp.	1,144	90,490
Stifel Financial Corp.	8,577	520,195
T. Rowe Price Group, Inc.	752	91,624
TD Ameritrade Holding Corp.	4,362	216,791
UBS Group AG, Registered Shares(a)	9,228	116,452
Virtus Investment Partners, Inc.(b)	2,066	251,474
Westwood Holdings Group, Inc.(b)	1,999	59,210

		10,579,275

Chemicals — 1.7%
Air Liquide SA	461	65,356
Air Products & Chemicals, Inc.	2,450	575,725
Albemarle Corp.(b)	1,874	136,877
Asahi Kasei Corp.	1,700	19,088
Axalta Coating Systems Ltd.(a)	3,003	91,291
BASF SE	2,256	169,959
Celanese Corp.	1,841	226,664
CF Industries Holdings, Inc.	3,122	149,044
Clariant AG, Registered Shares(a)	1,271	28,405
Corteva, Inc.(a)	5,189	153,387
Daicel Corp.	800	7,648
Dow, Inc.(a)	4,085	223,572
DuPont de Nemours, Inc.	4,902	314,708
Eastman Chemical Co.	987	78,230
Ecolab, Inc.	4,588	885,438
EMS-Chemie Holding AG, Registered Shares	55	36,159
FMC Corp.	747	74,566
Givaudan SA, Registered Shares	8	25,064
Hanwha Chemical Corp.	6,484	105,409
Hitachi Chemical Co. Ltd.	900	37,706
Ingevity Corp.(a)	1,605	140,245
Innophos Holdings, Inc.	408	13,048
Innospec, Inc.	2,781	287,667
International Flavors & Fragrances, Inc.(b)	1,582	204,110
Israel Chemicals Ltd.	6,191	29,237
Koninklijke DSM NV	526	68,772
Kumho Petrochemical Co. Ltd.	2,905	194,277
Linde PLC	2,579	549,069
LyondellBasell Industries NV, Class A	2,049	193,589
Mitsui Chemicals, Inc.	600	14,616
Mosaic Co.	8,337	180,413
Nippon Paint Holdings Co. Ltd.	1,900	97,815
Nissan Chemical Corp.	200	8,376
Nitto Denko Corp.	2,000	112,456
Novozymes A/S, Class B	313	15,317
PhosAgro PJSC, — GDR	16,832	213,766
PolyOne Corp.	27,194	1,000,467
PPG Industries, Inc.	2,292	305,959
RPM International, Inc.(b)	1,450	111,302
Scotts Miracle-Gro Co.	867	92,058

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Sherwin-Williams Co.	1,703	$993,769
Shin-Etsu Chemical Co. Ltd.	600	65,984
Sinopec Shanghai Petrochemical Co. Ltd., Class H	634,000	191,391
Sumitomo Chemical Co. Ltd.	15,900	72,195
Symrise AG	722	75,889
Teijin Ltd.	1,000	18,682
Toray Industries, Inc.	8,300	56,237
Tosoh Corp.	1,300	20,027
Westlake Chemical Corp.(b)	694	48,684

		8,779,713

Commercial Services & Supplies — 0.7%
ADT, Inc.(b)	1,964	15,575
ARC Document Solutions, Inc.(a)	26,658	37,055
Cintas Corp.	740	199,119
Copart, Inc.(a)	1,491	135,592
Country Garden Services Holdings Co. Ltd.	38,000	127,939
Ennis, Inc.	5,515	119,400
Healthcare Services Group, Inc.(b)	10,513	255,676
McGrath RentCorp	10,370	793,720
Mobile Mini, Inc.	15,390	583,435
Republic Services, Inc.	140	12,548
Shanghai M&G Stationery, Inc.	13,900	97,430
Steelcase, Inc., Class A(b)	33,962	694,862
Tetra Tech, Inc.	2,911	250,812
Viad Corp.	5,529	373,207
Waste Management, Inc.	481	54,815
Harsco Corp.(a)	2,315	53,268
SP Plus Corp.(a)	1,632	69,246

		3,873,699

Communications Equipment — 0.4%
Calix, Inc.(a)(b)	16,263	130,104
Ciena Corp.(a)(b)	25,088	1,071,007
Cisco Systems, Inc.	13,083	627,461
Sercomm Corp.	45,000	116,783
Tessco Technologies, Inc.	16,102	180,664

		2,126,019

Construction & Engineering — 0.9%
ACS Actividades de Construccion y Servicios SA	1,606	64,423
Bouygues SA	1,289	54,946
China Communications Services Corp. Ltd., Class H	170,000	123,927
China Railway Construction Corp. Ltd., Class H	71,500	78,308
China Railway Group Ltd., Class H	301,000	185,744
Comfort Systems USA, Inc.	16,969	845,905
Dycom Industries, Inc.(a)(b)	9,856	464,710
Eiffage SA	564	64,706
EMCOR Group, Inc.	649	56,009
Engineers India Ltd.	31,276	43,387
Fluor Corp.	5,713	107,861
Hyundai Engineering & Construction Co. Ltd.	1,986	72,448
IRB Infrastructure Developers Ltd.(a)	49,010	51,154
KEC International Ltd.	14,197	60,106
Larsen & Toubro Ltd.	21,431	389,840
Larsen & Toubro Ltd. — GDR	2,111	38,784
MasTec, Inc.(a)	10,591	679,519
MYR Group, Inc.(a)	3,935	128,242
Obayashi Corp.	2,300	25,545
Samsung Engineering Co. Ltd.(a)	10,961	181,144
Shimizu Corp.	1,100	11,206
Sino-Thai Engineering & Construction PCL	54,500	25,799
Taisei Corp.	300	12,426
Tekfen Holding AS	109,616	356,028
Vinci SA	1,997	222,413

Security	Shares	Value

Construction & Engineering (continued)
Voltas, Ltd.	8,094	$74,805

		4,419,385

Construction Materials — 0.4%
Anhui Conch Cement Co. Ltd., Class A	34,700	273,376
Anhui Conch Cement Co. Ltd., Class H	125,000	910,766
Cemex SAB de CV CPO	329,510	123,387
CRH PLC(a)	1,169	46,887
Martin Marietta Materials, Inc.	508	142,057
Summit Materials, Inc., Class A(a)(b)	15,613	373,151
Vulcan Materials Co.	969	139,526

		2,009,150

Consumer Finance — 0.7%
Acom Co. Ltd.	3,400	15,426
Ally Financial, Inc.	11,636	355,596
American Express Co.(b)	6,949	865,081
Bajaj Finance Ltd.	4,462	264,854
Capital One Financial Corp.	5,885	605,625
Discover Financial Services	948	80,409
Elevate Credit, Inc.(a)	8,804	39,178
Enova International, Inc.(a)	8,665	208,480
FirstCash, Inc.(b)	4,918	396,538
Gentera SAB de CV	38,100	39,234
Green Dot Corp., Class A(a)	16,891	393,560
Regional Management Corp.(a)	4,047	121,532
Synchrony Financial	1,569	56,500

		3,442,013

Containers & Packaging — 0.0%
Packaging Corp. of America	168	18,814
Westrock Co.	4,112	176,446

		195,260

Distributors — 0.1%
Core-Mark Holding Co., Inc.	8,394	228,233
Pool Corp.(b)	181	38,440
Wuchan Zhongda Group Co. Ltd.	40,300	30,428

		297,101

Diversified Consumer Services — 0.4%
Chegg, Inc.(a)	5,286	200,392
H&R Block, Inc.	7,412	174,034
New Oriental Education & Technology Group, Inc. — ADR(a)	6,673	809,101
OneSpaWorld Holdings Ltd.(a)	3,601	60,641
Strategic Education, Inc.(b)	4,068	646,405

		1,890,573

Diversified Financial Services — 0.7%
AXA Equitable Holdings, Inc.	3,445	85,367
Ayala Corp.	6,535	101,222
Berkshire Hathaway, Inc., Class B(a)	8,421	1,907,356
Chailease Holding Co. Ltd.	106,613	491,468
Eurazeo SE	69	4,736
EXOR NV	403	31,245
FGL Holdings	7,646	81,430
FirstRand Ltd.	94,935	425,972
Groupe Bruxelles Lambert SA	681	71,860
Industrivarden AB, Class C	286	6,897
Investor AB, Class B	2,324	126,876
Kinnevik AB, Class B	414	10,145
L E Lundbergforetagen AB, B Shares	502	22,037
M&G PLC(a)	4,365	13,715
Metro Pacific Investments Corp.	626,000	43,015
Mitsubishi UFJ Lease & Finance Co. Ltd.	600	3,863
ORIX Corp.	3,800	62,971

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Pargesa Holding SA, Bearer Shares	285	$23,678
Voya Financial, Inc.	426	25,977
Wendel SA	46	6,128
Yuanta Financial Holding Co. Ltd.	172,000	115,953

		3,661,911

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	22,860	893,369
Bandwidth, Inc., Class A(a)	716	45,860
CenturyLink, Inc.	10,449	138,031
China Unicom Hong Kong Ltd.	758,000	713,748
Cogent Communications Holdings, Inc.	8,995	591,961
Hellenic Telecommunications Organization SA	4,764	76,256
IDT Corp., Class B(a)	8,437	60,831
KT Corp. — ADR(a)	39,616	459,546
Nippon Telegraph & Telephone Corp.	600	15,164
Ooma, Inc.(a)	10,104	133,676
Saudi Telecom Co.	14,518	393,937
Tata Communications Ltd.	16,541	91,988
Telekom Malaysia Bhd	130,300	121,741
Turk Telekomunikasyon AS(a)	55,862	69,166
Verizon Communications, Inc.	24,033	1,475,626
Vonage Holdings Corp.(a)	2,328	17,250

		5,298,150

Electric Utilities — 1.1%
Alliant Energy Corp.	2,856	156,280
CEZ AS	11,459	257,536
CPFL Energia SA	27,300	241,260
Edison International	2,220	167,410
El Paso Electric Co.	2,241	152,141
Electricite de France SA	1,572	17,541
Energa SA(a)	11	21
Evergy, Inc.	890	57,930
Eversource Energy	226	19,226
Exelon Corp.	5,239	238,846
Fortum OYJ	1,248	30,805
Iberdrola SA	21,323	219,746
IDACORP, Inc.(b)	11,345	1,211,646
Inter RAO UES PJSC	4,981,360	405,154
NextEra Energy, Inc.	2,106	509,989
Orsted A/S(c)	452	46,748
Pinnacle West Capital Corp.	2,008	180,579
PNM Resources, Inc.	872	44,219
Portland General Electric Co.	2,759	153,925
Red Electrica Corp. SA	276	5,561
Tenaga Nasional Bhd	60,400	195,908
Terna Rete Elettrica Nazionale SpA	2,423	16,205
Verbund AG	116	5,821
Xcel Energy, Inc.	16,567	1,051,839

		5,386,336

Electrical Equipment — 0.5%
ABB Ltd., Registered Shares	4,330	104,453
Amara Raja Batteries Ltd.	2,304	23,381
AMETEK, Inc.	5,520	550,565
Atkore International Group, Inc.(a)	7,260	293,740
AZZ, Inc.	225	10,339
Bharat Heavy Electricals Ltd.	110,950	67,569
Fuji Electric Co. Ltd.	500	15,189
Generac Holdings, Inc.(a)	3,063	308,107
Hubbell, Inc.	2,821	417,000
LSI Industries, Inc.	14,477	87,586
Mitsubishi Electric Corp.	8,600	117,095
Nidec Corp.	1,000	136,584
Schneider Electric SE	2,419	248,527

Security	Shares	Value

Electrical Equipment (continued)
Siemens Gamesa Renewable Energy SA	408	$7,185
Vestas Wind Systems A/S	604	61,008

		2,448,328

Electronic Equipment, Instruments & Components — 1.4%
AAC Technologies Holdings, Inc.	9,500	82,935
Anixter International, Inc.(a)	1,683	155,004
Avnet, Inc.	2,993	127,023
CDW Corp.	4,472	638,781
Compeq Manufacturing Co. Ltd.	110,000	165,874
Corning, Inc.	538	15,661
Daktronics, Inc.	2,955	17,996
ePlus, Inc.(a)	684	57,654
Hirose Electric Co. Ltd.	400	51,133
Hitachi Ltd.	1,100	46,415
Hon Hai Precision Industry Co. Ltd.	450,000	1,365,081
Hon Hai Precision Industry Co. Ltd., — GDR	2,721	16,652
Insight Enterprises, Inc.(a)(b)	3,867	271,811
IPG Photonics Corp.(a)(b)	203	29,419
Keyence Corp.	200	70,228
Largan Precision Co. Ltd.	5,000	835,191
LG Innotek Co. Ltd.	1,389	167,417
Murata Manufacturing Co. Ltd.	2,000	123,097
National Instruments Corp.(b)	6,144	260,137
Omron Corp.	100	5,829
OSI Systems, Inc.(a)(b)	7,925	798,365
PC Connection, Inc.	9,284	461,044
Sanmina Corp.(a)	3,764	128,879
ScanSource, Inc.(a)	19,859	733,790
Sunny Optical Technology Group Co. Ltd.	10,400	180,192
TDK Corp.	800	89,903
Tech Data Corp.(a)	2,009	288,492
TPK Holding Co. Ltd.(a)	23,000	43,620
Unimicron Technology Corp.	70,000	98,634

		7,326,257

Energy Equipment & Services — 0.4%
Archrock, Inc.	37,420	375,697
Baker Hughes Co.	4,401	112,798
Exterran Corp.(a)(b)	4,864	38,085
Forum Energy Technologies, Inc.(a)	129,774	218,020
Halliburton Co.	5,402	132,187
Matrix Service Co.(a)	7,714	176,496
National Oilwell Varco, Inc.	3,544	88,777
Natural Gas Services Group, Inc.(a)(b)	4,228	51,835
Oceaneering International, Inc.(a)(b)	17,187	256,258
Oil States International, Inc.(a)(b)	2,154	35,132
Patterson-UTI Energy, Inc.(b)	8,708	91,434
ProPetro Holding Corp.(a)	5,360	60,300
Seadrill Ltd.(a)	4,489	11,402
TechnipFMC PLC	5,395	115,669
Tenaris SA	2,082	23,589
Transocean Ltd.(a)	13,908	95,687

		1,883,366

Entertainment — 0.7%
Activision Blizzard, Inc.	3,393	201,612
Bollore SA	2,022	8,836
Cinemark Holdings, Inc.	3,311	112,077
Electronic Arts, Inc.(a)	2,157	231,899
Glu Mobile, Inc.(a)(b)	13,000	78,650
HUYA, Inc., ADR(a)	4,086	73,344
IGG, Inc.(b)	91,000	67,201
Konami Holdings Corp.	100	4,109
Live Nation Entertainment, Inc.(a)	3,378	241,426
NCSoft Corp.	292	136,249

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
NetEase, Inc. — ADR(b)	2,168	$664,795
Netflix, Inc.(a)	761	246,237
Nexon Co. Ltd.(a)	800	10,612
Nintendo Co. Ltd.	200	79,992
Spotify Technology SA(a)	803	120,089
Take-Two Interactive Software, Inc.(a)(b)	2,048	250,737
UbiSoft Entertainment SA(a)	143	9,907
Walt Disney Co.	5,628	813,978
Zynga, Inc., Class A(a)	30,985	189,628

		3,541,378

Equity Real Estate Investment Trusts (REITs) — 3.0%
Acadia Realty Trust	9,246	239,749
Agree Realty Corp.	202	14,174
Alexandria Real Estate Equities, Inc.	601	97,110
American Tower Corp.	1,374	315,773
Armada Hoffler Properties, Inc.(b)	19,806	363,440
AvalonBay Communities, Inc.	417	87,445
Boston Properties, Inc.	1,924	265,243
Brandywine Realty Trust(b)	10,960	172,620
British Land Co. PLC	1,539	13,022
City Office REIT, Inc.	30,922	418,065
Covivio	78	8,858
Crown Castle International Corp.	1,243	176,692
Daiwa House REIT Investment Corp.	3	7,844
Dexus	1,867	15,369
DiamondRock Hospitality Co.	13,254	146,854
Digital Realty Trust, Inc.	440	52,686
EastGroup Properties, Inc.	11,431	1,516,551
Equinix, Inc.	230	134,251
Equity LifeStyle Properties, Inc.	127	8,939
Equity Residential	4,480	362,522
Essex Property Trust, Inc.	504	151,633
Extra Space Storage, Inc.	74	7,816
Fibra Uno Administracion SA de CV	41,000	63,514
First Industrial Realty Trust, Inc.	22,013	913,760
Four Corners Property Trust, Inc.(b)	36,485	1,028,512
Gecina SA	129	23,094
Goodman Group	2,792	26,237
GPT Group	3,313	13,050
Healthpeak Properties, Inc.	840	28,955
Hersha Hospitality Trust(b)	32,131	467,506
Host Hotels & Resorts, Inc.	8,983	166,635
ICADE	51	5,553
Invitation Homes, Inc.	11,414	342,078
Japan Prime Realty Investment Corp.	1	4,397
Japan Real Estate Investment Corp.	3	19,909
Japan Retail Fund Investment Corp.	4	8,608
Klepierre SA	342	13,011
Lamar Advertising Co., Class A(b)	5,215	465,491
Land Securities Group PLC	1,205	15,817
Link REIT	4,500	47,673
Mid-America Apartment Communities, Inc.	139	18,329
Mirvac Group	3,934	8,805
National Retail Properties, Inc.	3,327	178,394
National Storage Affiliates Trust(b)	10,634	357,515
NexPoint Residential Trust, Inc.	18,913	851,085
Nippon Building Fund, Inc.	4	29,321
Nippon Prologis REIT, Inc.	3	7,641
Nomura Real Estate Master Fund, Inc.	7	11,974
Park Hotels & Resorts, Inc.(b)	17,230	445,740
Plymouth Industrial REIT, Inc.	786	14,455
Prologis, Inc.	2,819	251,286
Public Storage	463	98,600
QTS Realty Trust, Inc., Class A	16,048	870,925

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Realty Income Corp.	792	$58,315
Regency Centers Corp.	158	9,968
RLJ Lodging Trust(b)	62,139	1,101,103
Ryman Hospitality Properties, Inc.	6,879	596,134
SBA Communications Corp.	253	60,970
Scentre Group	9,095	24,477
Segro PLC	1,870	22,267
Simon Property Group, Inc.	6,070	904,187
SL Green Realty Corp.	359	32,985
STAG Industrial, Inc.	7,472	235,891
Stockland	4,079	13,235
Summit Hotel Properties, Inc.(b)	32,574	401,963
Sun Communities, Inc.	118	17,712
Sunstone Hotel Investors, Inc.	13,969	194,448
UDR, Inc.	1,014	47,354
United Urban Investment Corp.	5	9,390
Ventas, Inc.	856	49,425
Vicinity Centres	5,484	9,592
Welltower, Inc.(b)	1,263	103,288
Weyerhaeuser Co.	774	23,375
WP Carey, Inc.	167	13,367
Unibail-Rodamco-Westfield	237	37,391

		15,341,363

Food & Staples Retailing — 1.1%
Aeon Co. Ltd.	1,700	35,082
Carrefour SA	998	16,785
Coles Group Ltd.	1,300	13,533
Colruyt SA	1,059	55,213
Costco Wholesale Corp.	8,001	2,351,654
CP ALL PCL — NVDR	163,700	394,447
FamilyMart Co. Ltd.	400	9,580
ICA Gruppen AB	2,140	99,963
J. Sainsbury PLC	25,567	77,960
Koninklijke Ahold Delhaize NV	280	7,020
Kroger Co.(b)	8,897	257,924
METRO AG	2,017	32,456
Performance Food Group Co.(a)	11,103	571,582
Raia Drogasil SA	2,400	66,606
Seven & i Holdings Co. Ltd.	700	25,659
Spar Group Ltd.(b)	4,442	62,752
Sysco Corp.	4,435	379,370
Tesco PLC	27,887	94,248
Tsuruha Holdings, Inc.	100	12,840
Wal-Mart de Mexico SAB de CV	90,700	259,760
Walgreens Boots Alliance, Inc.	5,858	345,388
Walmart, Inc.	2,086	247,900
Weis Markets, Inc.(b)	874	35,388
WM Morrison Supermarkets PLC	23,724	62,787
Woolworths Group Ltd.	2,992	75,887

		5,591,784

Food Products — 1.6%
a2 Milk Co. Ltd.(a)	1,257	12,727
Associated British Foods PLC	1,828	62,885
BRF SA(a)	5,800	50,752
Calavo Growers, Inc.(b)	5,491	497,430
Chocoladefabriken Lindt & Spruengli AG	2	15,530
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	88,345
Conagra Brands, Inc.	282	9,656
Danone SA	1,333	110,700
Freshpet, Inc.(a)(b)	10,897	643,904
General Mills, Inc.	1,252	67,057
Hershey Co.	6,405	941,407

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Hormel Foods Corp.	4,729	$213,325
Hostess Brands, Inc.(a)	22,013	320,069
J&J Snack Foods Corp.	2,593	477,812
JBS SA	145,236	931,486
John B Sanfilippo & Son, Inc.	3,696	337,371
Kerry Group PLC, Class A	365	45,487
Kraft Heinz Co.	650	20,884
Lamb Weston Holdings, Inc.	39	3,355
Lancaster Colony Corp.	135	21,613
McCormick & Co., Inc.(b)	121	20,537
MEIJI Holdings Co. Ltd.	200	13,516
Mondelez International, Inc., Class A	2,878	158,520
Mowi ASA	353	9,178
Nestle SA, Registered Shares	6,481	701,667
Orkla ASA	6,680	67,741
Simply Good Foods Co.(a)	7,516	214,507
Tingyi Cayman Islands Holding Corp.	192,000	327,694
Tyson Foods, Inc., Class A(b)	464	42,242
Uni-President China Holdings Ltd.	103,000	108,209
Uni-President Enterprises Corp.	431,000	1,068,806
Vitasoy International Holdings Ltd.(b)	10,000	36,276
Want Want China Holdings Ltd.	77,000	71,923
WH Group Ltd.(c)	10,500	10,857
Wilmar International Ltd.	51,300	157,168
Yakult Honsha Co. Ltd.	400	22,045

		7,902,681

Gas Utilities — 0.7%
Atmos Energy Corp.	546	61,075
Beijing Enterprises Holdings Ltd.	66,000	302,845
China Gas Holdings Ltd.	14,000	52,419
ENN Energy Holdings Ltd.	35,500	387,844
GAIL India Ltd.	334,386	566,822
Gujarat Gas Ltd.	15,259	50,783
Gujarat State Petronet Ltd.	24,106	74,130
Hong Kong & China Gas Co. Ltd.	62,000	121,140
Kunlun Energy Co. Ltd.	620,000	547,732
Mahanagar Gas Ltd.	4,989	74,474
Naturgy Energy Group SA	2,430	61,190
New Jersey Resources Corp.(b)	11,530	513,892
Petronas Gas Bhd	24,200	98,326
Snam SpA	3,508	18,444
Southwest Gas Holdings, Inc.	7,643	580,639
Tokyo Gas Co. Ltd.	400	9,720

		3,521,475

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories(b)	7,162	622,091
ABIOMED, Inc.(a)(b)	29	4,947
Alcon, Inc.(a)	772	43,727
Align Technology, Inc.(a)	142	39,624
AtriCure, Inc.(a)(b)	2,977	96,782
Baxter International, Inc.	2,451	204,953
Becton Dickinson & Co.	705	191,739
Boston Scientific Corp.(a)	3,654	165,234
Carl Zeiss Meditec AG, Bearer Shares	111	14,111
Cochlear Ltd.	37	5,831
Coloplast A/S, Class B	458	56,820
Cooper Cos., Inc.	55	17,671
Danaher Corp.	1,877	288,082
DENTSPLY SIRONA, Inc.(b)	248	14,034
DexCom, Inc.(a)	1,115	243,895
Edwards Lifesciences Corp.(a)	2,989	697,304
Fisher & Paykel Healthcare Corp. Ltd.	1,694	25,352
GenMark Diagnostics, Inc.(a)	2,515	12,097

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Globus Medical, Inc., Class A(a)	4,334	$255,186
Hologic, Inc.(a)	6,796	354,819
Hoya Corp.	900	85,916
IDEXX Laboratories, Inc.(a)	1,324	345,736
Inogen, Inc.(a)(b)	6,101	416,881
Insulet Corp.(a)	67	11,470
Intuitive Surgical, Inc.(a)	272	160,793
iRhythm Technologies, Inc.(a)	3,075	209,377
Koninklijke Philips NV	1,894	92,586
LivaNova PLC(a)(b)	405	30,549
Masimo Corp.(a)(b)	180	28,451
Medtronic PLC	6,668	756,485
Merit Medical Systems, Inc.(a)(b)	1,934	60,380
Neogen Corp.(a)	305	19,904
Novocure Ltd.(a)	3,604	303,709
Olympus Corp.	2,800	43,156
Osstem Implant Co. Ltd.(a)	2,750	100,605
ResMed, Inc.	266	41,222
RTI Surgical Holdings, Inc.(a)(b)	12,556	34,403
SI-BONE, Inc.(a)	3,601	77,422
Siemens Healthineers AG(c)	1,067	51,149
Silk Road Medical, Inc.(a)	2,923	118,031
SmileDirectClub, Inc.(a)(b)	12,222	106,820
Smith & Nephew PLC	1,496	36,055
Sonova Holding AG, Registered Shares	100	22,861
Stryker Corp.(b)	7,286	1,529,623
Sysmex Corp.	300	20,426
Tactile Systems Technology, Inc.(a)(b)	228	15,392
Tandem Diabetes Care, Inc.(a)(b)	1,387	82,679
Teleflex, Inc.	75	28,233
Terumo Corp.	1,500	53,211
TransMedics Group, Inc.(a)(b)	1,439	27,355
Varian Medical Systems, Inc.(a)	83	11,787
Zimmer Biomet Holdings, Inc.	481	71,996

		8,348,962

Health Care Providers & Services — 1.9%
AmerisourceBergen Corp.	2,859	243,072
AMN Healthcare Services, Inc.(a)(b)	12,706	791,711
Anthem, Inc.	3,092	933,877
Apollo Hospitals Enterprise Ltd.	1,925	38,932
Cardinal Health, Inc.	348	17,602
Centene Corp.(a)	227	14,271
Chemed Corp.	1,028	451,559
Cigna Corp.(a)	1,617	330,660
CVS Health Corp.	13,392	994,892
DaVita, Inc.(a)	149	11,179
Fresenius Medical Care AG & Co. KGaA	461	33,942
Fresenius SE & Co. KGaA	881	49,577
HCA Healthcare, Inc.	800	118,248
HealthEquity, Inc.(a)(b)	10,960	811,807
Humana, Inc.	739	270,858
IHH Healthcare Bhd	93,100	124,649
Integer Holdings Corp.(a)	2,427	195,204
Laboratory Corp. of America Holdings(a)	182	30,789
LHC Group, Inc.(a)(b)	264	36,369
Magellan Health, Inc.(a)	1,143	89,440
McKesson Corp.	1,021	141,225
Patterson Cos., Inc.(b)	51,294	1,050,501
Penumbra, Inc.(a)(b)	421	69,158
PetIQ, Inc.(a)	1,594	39,930
Quest Diagnostics, Inc.	108	11,533
Ryman Healthcare Ltd.	1,537	16,893
Select Medical Holdings Corp.(a)	10,800	252,072
Sinopharm Group Co. Ltd., Class H	148,800	542,954

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Tivity Health, Inc.(a)(b)	990	$20,142
U.S. Physical Therapy, Inc.(b)	3,012	344,422
UnitedHealth Group, Inc.	5,006	1,471,664
Universal Health Services, Inc., Class B	153	21,949
WellCare Health Plans, Inc.(a)	200	66,042

		9,637,123

Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.(a)(b)	44,244	434,255
Castlight Health, Inc., Class B(a)	73,355	97,562
Cerner Corp.	394	28,916
Evolent Health, Inc., Class A(a)(b)	25,586	231,553
Inovalon Holdings, Inc., Class A(a)(b)	15,469	291,127
Inspire Medical Systems, Inc.(a)(b)	1,225	90,907
M3, Inc.	800	24,124
NextGen Healthcare, Inc.(a)	3,998	64,248
Omnicell, Inc.(a)	8,252	674,353
Phreesia, Inc.(a)	15,681	417,742
Teladoc Health, Inc.(a)(b)	2,206	184,686
Veeva Systems, Inc., Class A(a)	2,130	299,606
Vocera Communications, Inc.(a)(b)	1,589	32,988

		2,872,067

Hotels, Restaurants & Leisure — 1.5%
BJ’s Restaurants, Inc.(b)	11,329	430,049
Boyd Gaming Corp.	23,338	698,740
Brinker International, Inc.(b)	3,482	146,244
Carnival Corp.	3,066	155,845
Century Casinos, Inc.(a)	28,255	223,780
Cheesecake Factory, Inc.(b)	959	37,267
Chipotle Mexican Grill, Inc.(a)	15	12,557
Choice Hotels International, Inc.(b)	5,105	528,010
Churchill Downs, Inc.	4,187	574,456
Darden Restaurants, Inc.	4,419	481,715
Dunkin’ Brands Group, Inc.	1,217	91,932
Everi Holdings, Inc.(a)	1,826	24,523
Extended Stay America, Inc.	8,568	127,320
Genting Bhd	229,700	339,899
Genting Malaysia Bhd	190,200	153,095
Gourmet Master Co. Ltd.	8,000	33,018
International Game Technology PLC(b)	3,104	46,467
J Alexander’s Holdings, Inc.(a)	4,680	44,741
Jubilant Foodworks Ltd.	6,507	150,732
McDonald’s Corp.	3,842	759,218
OPAP SA	4,323	56,245
Penn National Gaming, Inc.(a)	4,126	105,461
Ruth’s Hospitality Group, Inc.	4,458	97,028
Starbucks Corp.	223	19,606
Target Hospitality Corp.(a)(b)	15,756	78,780
Texas Roadhouse, Inc.(b)	30,258	1,704,130
Wingstop, Inc.	1,974	170,218
Wyndham Destinations, Inc.	543	28,068
Yum China Holdings, Inc.	6,520	313,025

		7,632,169

Household Durables — 0.8%
Bassett Furniture Industries, Inc.	4,635	77,312
Century Communities, Inc.(a)	2,549	69,715
D.R. Horton, Inc.	6,793	358,331
Green Brick Partners, Inc.(a)(b)	6,016	69,064
Helen of Troy Ltd.(a)(b)	752	135,202
Hooker Furniture Corp.	5,569	143,068
iRobot Corp.(a)(b)	1,048	53,060
KB Home	2,654	90,953
La-Z-Boy, Inc.	1,963	61,795
Lennar Corp., Class A(b)	1,412	78,775

Security	Shares	Value

Household Durables (continued)
LG Electronics, Inc.	14,681	$911,942
LGI Homes, Inc.(a)(b)	872	61,607
M/I Homes, Inc.(a)	4,035	158,777
MDC Holdings, Inc.	24,122	920,496
Meritage Homes Corp.(a)	5,457	333,477
NVR, Inc.(a)	13	49,509
PulteGroup, Inc.	892	34,610
SEB SA	65	9,667
Sony Corp.	1,600	108,636
TopBuild Corp.(a)	2,766	285,119
TRI Pointe Group, Inc.(a)	872	13,586

		4,024,701

Household Products — 0.8%
Central Garden & Pet Co.(a)	660	20,506
Church & Dwight Co., Inc.	7,651	538,171
Clorox Co.	445	68,325
Colgate-Palmolive Co.	2,628	180,912
Henkel AG & Co. KGaA	319	29,984
Kimberly-Clark Corp.	1,380	189,819
Kimberly-Clark de Mexico SAB de CV, Class A(a)	98,500	195,359
LG Household & Health Care Ltd.	429	466,002
Lion Corp.	300	5,832
Procter & Gamble Co.	18,566	2,318,893
Reckitt Benckiser Group PLC	1,585	128,747
Unicharm Corp.	400	13,507

		4,156,057

Independent Power and Renewable Electricity Producers — 0.1%
Huaneng Power International, Inc., Class H	32,000	16,181
Meridian Energy Ltd.	5,962	20,083
TerraForm Power, Inc., Class A	11,724	180,433
Uniper SE	509	16,823

		233,520

Industrial Conglomerates — 0.4%
3M Co.	536	94,561
Carlisle Cos., Inc.	870	140,801
CITIC Ltd.	57,000	76,079
DCC PLC	632	54,819
Honeywell International, Inc.	3,147	557,019
KOC Holding AS	84,786	289,755
NWS Holdings Ltd.	18,000	25,228
Roper Technologies, Inc.	1,195	423,305
Siemens AG, Registered Shares	2,012	262,750
Smiths Group PLC	1,288	28,768
Toshiba Corp.	600	20,365

		1,973,450

Insurance — 2.6%
Admiral Group PLC	323	9,870
Aflac, Inc.	3,961	209,537
Ageas	137	8,101
AIA Group Ltd.	22,600	237,706
Alleghany Corp.(a)	16	12,793
Allianz SE, Registered Shares	1,157	283,497
Allstate Corp.	6,936	779,953
American Financial Group, Inc.	61	6,689
American International Group, Inc.	4,337	222,618
Aon PLC	1,069	222,662
Arch Capital Group Ltd.(a)	725	31,095
Arthur J Gallagher & Co.	2,960	281,881
Assicurazioni Generali SpA	4,950	102,192
Assurant, Inc.	76	9,962
Athene Holding Ltd., Class A(a)	496	23,327
Aviva PLC	6,700	37,189

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
AXA SA	4,365	$123,338
Bajaj Finserv Ltd.	1,238	162,995
Baloise Holding AG, Registered Shares	83	15,022
Brown & Brown, Inc.	5,399	213,152
BRP Group, Inc.(a)	2,788	44,747
Cathay Financial Holding Co. Ltd.	74,476	105,746
China Life Insurance Co. Ltd.(a)	29,948	25,568
China Life Insurance Co. Ltd., Class A	12,652	63,524
China Life Insurance Co. Ltd., Class H	730,000	2,030,609
China Pacific Insurance Group Co. Ltd., Class A	24,800	135,043
China Pacific Insurance Group Co. Ltd., Class H	12,800	50,432
Cincinnati Financial Corp.	3,728	391,999
CNO Financial Group, Inc.(b)	37,565	681,053
CNP Assurances	294	5,858
Dai-ichi Life Holdings, Inc.	1,800	29,664
Direct Line Insurance Group PLC	2,352	9,731
Discovery Ltd.	8,800	75,792
Employers Holdings, Inc.	10,869	453,781
Everest Re Group Ltd.	51	14,119
FedNat Holding Co.	6,938	115,379
Fidelity National Financial, Inc.	564	25,577
First American Financial Corp.	5,541	323,151
Gjensidige Forsikring ASA	155	3,254
Globe Life, Inc.	2,929	308,277
Hannover Rueck SE	282	54,374
Hanwha Life Insurance Co. Ltd.	43,151	86,009
Hartford Financial Services Group, Inc.	1,209	73,471
HCI Group, Inc.(b)	909	41,496
Heritage Insurance Holdings, Inc.	2,252	29,839
Insurance Australia Group Ltd.	2,815	15,125
Investors Title Co.	19	3,025
IRB Brasil Resseguros S/A	16,700	161,699
Japan Post Holdings Co. Ltd.	8,100	76,176
Kinsale Capital Group, Inc.(b)	641	65,164
Legal & General Group PLC	10,196	40,958
Lincoln National Corp.	1,779	104,979
Mapfre SA	1,844	4,889
Markel Corp.(a)	42	48,013
Marsh & McLennan Cos., Inc.	3,007	335,010
MetLife, Inc.	8,769	446,956
MS&AD Insurance Group Holdings, Inc.	1,500	49,513
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	418	123,349
National General Holdings Corp.	2,480	54,808
New China Life Insurance Co. Ltd., Class A	9,600	67,925
NN Group NV	516	19,620
Ping An Insurance Group Co. of China Ltd., Class H	89,000	1,053,178
Poste Italiane SpA(c)	1,575	17,897
Principal Financial Group, Inc.	816	44,880
Progressive Corp.	3,914	283,334
Protective Insurance Corp., Class B	3,231	51,987
Prudential Financial, Inc.(b)	5,120	479,949
Prudential PLC	4,408	84,460
QBE Insurance Group Ltd.	791	7,148
Reinsurance Group of America, Inc.	82	13,371
RenaissanceRe Holdings Ltd.	26	5,096
RSA Insurance Group PLC	1,764	13,221
Sampo OYJ, Class A	1,239	54,099
SCOR SE	271	11,408
Sompo Holdings, Inc.	500	19,635
Sony Financial Holdings, Inc.	200	4,801
Swiss Life Holding AG, Registered Shares	59	29,599
Swiss Re AG	798	89,649
T&D Holdings, Inc.	900	11,381

Security	Shares	Value

Insurance (continued)
Tokio Marine Holdings, Inc.	2,000	$111,978
Travelers Cos., Inc.	1,431	195,975
United Insurance Holdings Corp.	1,995	25,157
Universal Insurance Holdings, Inc.	1,903	53,265
Unum Group	7,443	217,038
W.R. Berkley Corp.	960	66,336
Watford Holdings Ltd.(a)	548	13,788
Willis Towers Watson PLC	750	151,455
Zurich Insurance Group AG	407	166,951

		13,066,317

Interactive Media & Services — 3.4%
Alphabet, Inc., Class A(a)	2,094	2,804,683
Alphabet, Inc., Class C(a)	2,141	2,862,560
Auto Trader Group PLC(c)	367	2,898
Baidu, Inc. — ADR(a)	5,181	654,878
Care.com, Inc.(a)	1,192	17,916
Cargurus, Inc.(a)(b)	10,451	367,666
Cars.com, Inc.(a)	9,462	115,626
EverQuote, Inc., Class A(a)	3,920	134,652
Facebook, Inc., Class A(a)	17,359	3,562,935
IAC/InterActiveCorp.(a)	170	42,349
JOYY, Inc., ADR(a)	782	41,282
Just Dial Ltd.(a)	22,976	183,913
Momo, Inc., ADR	2,461	82,443
Pinterest, Inc., Class A, Class A(a)	4,705	87,701
Snap, Inc., Class A(a)	2,176	35,534
Tencent Holdings Ltd.	110,000	5,299,374
TripAdvisor, Inc.	3,996	121,398
TrueCar, Inc.(a)	23,092	109,687
Twitter, Inc.(a)	6,273	201,050
Yandex NV, Class A(a)	2,534	110,204
Yelp, Inc.(a)	15,317	533,491
Z Holdings Corp.	4,500	18,999
Zillow Group, Inc., Class C(a)(b)	293	13,460

		17,404,699

Internet & Direct Marketing Retail — 3.3%
1-800-Flowers.com, Inc., Class A(a)	12,050	174,725
Alibaba Group Holding Ltd.(a)	19,500	518,512
Alibaba Group Holding Ltd. — ADR(a)	31,651	6,713,177
Amazon.com, Inc.(a)	3,244	5,994,393
Booking Holdings, Inc.(a)(b)	184	377,886
eBay, Inc.	929	33,546
Expedia Group, Inc.	410	44,337
GrubHub, Inc.(a)(b)	405	19,699
JD.com, Inc. — ADR(a)	50,584	1,782,074
Meituan Dianping, Class B(a)	3,100	40,505
MercadoLibre, Inc.(a)	109	62,341
Naspers Ltd., Class N	4,275	699,591
Prosus NV(a)	956	71,549
Qurate Retail, Inc., Series A(a)	2,289	19,296
Stitch Fix, Inc., Class A(a)(b)	801	20,554
Vipshop Holdings Ltd. — ADR(a)	20,988	297,400
Wayfair, Inc., Class A(a)(b)	342	30,907

		16,900,492

IT Services — 3.3%
Accenture PLC, Class A	2,575	542,218
Adyen NV(a)(c)	34	27,968
Alliance Data Systems Corp.	75	8,415
Amadeus IT Group SA	1,212	99,259
Automatic Data Processing, Inc.	7,109	1,212,084
Black Knight, Inc.(a)(b)	474	30,564
Broadridge Financial Solutions, Inc.(b)	3,233	399,405
Cognizant Technology Solutions Corp., Class A	1,805	111,946

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
CSG Systems International, Inc.	13,997	$724,765
Fidelity National Information Services, Inc.	2,646	368,032
Fiserv, Inc.(a)(b)	2,150	248,604
FleetCor Technologies, Inc.(a)	60	17,263
Fujitsu Ltd.	300	28,217
Genpact Ltd.	13,173	555,505
Global Payments, Inc.	952	173,797
GoDaddy, Inc., Class A(a)	3,091	209,941
Hackett Group, Inc.	17,257	278,528
Infosys Ltd.	103,706	1,067,967
Infosys Ltd. — ADR(b)	88,052	908,697
International Business Machines Corp.	4,190	561,628
International Money Express, Inc.(a)(b)	6,289	75,720
Jack Henry & Associates, Inc.(b)	2,353	342,761
LiveRamp Holdings, Inc.(a)(b)	6,210	298,515
ManTech International Corp., Class A	10,495	838,341
Mastercard, Inc., Class A	9,964	2,975,151
Mphasis Ltd.	12,282	158,691
NEC Corp.	300	12,415
Okta, Inc.(a)(b)	311	35,880
Paychex, Inc.(b)	12,769	1,086,131
PayPal Holdings, Inc.(a)	5,232	565,945
Perficient, Inc.(a)(b)	4,215	194,185
Perspecta, Inc.	620	16,393
Samsung SDS Co. Ltd.	1,182	198,369
Square, Inc., Class A(a)	1,091	68,253
Tech Mahindra Ltd.	6,702	71,576
Twilio, Inc., Class A(a)	300	29,484
VeriSign, Inc.(a)	189	36,416
Verra Mobility Corp.(a)(b)	1,605	22,454
Visa, Inc., Class A	9,928	1,865,471
Wipro Ltd.	19,262	66,326
Wipro Ltd. — ADR	52,692	197,595
Wirecard AG	145	17,484
Worldline SA(a)(c)	250	17,723

		16,766,082

Leisure Products — 0.1%
Malibu Boats, Inc., Class A(a)	7,453	305,200

Life Sciences Tools & Services — 0.4%
10X Genomics, Inc., Class A(a)	1,664	126,880
Adaptive Biotechnologies Corp.(a)	1,018	30,459
Agilent Technologies, Inc.	480	40,949
Illumina, Inc.(a)(b)	421	139,663
IQVIA Holdings, Inc.(a)	387	59,795
Lonza Group AG, Registered Shares(a)	103	37,575
Medpace Holdings, Inc.(a)	4,005	336,660
Mettler-Toledo International, Inc.(a)(b)	34	26,971
NanoString Technologies, Inc.(a)	3,857	107,302
NeoGenomics, Inc.(a)(b)	2,534	74,119
Personalis, Inc.(a)	3,251	35,436
QIAGEN NV(a)	383	13,050
Repligen Corp.(a)	978	90,465
Syneos Health, Inc.(a)	5,587	332,287
Thermo Fisher Scientific, Inc.	2,092	679,628
Waters Corp.(a)	84	19,627

		2,150,866

Machinery — 2.1%
AGCO Corp.	2,182	168,560
Albany International Corp., Class A	2,456	186,460
Alfa Laval AB	223	5,616
ANDRITZ AG	1,348	57,951
Atlas Copco AB, A Shares	3,897	155,551
Atlas Copco AB, Class B	881	30,589

Security	Shares	Value

Machinery (continued)
Blue Bird Corp.(a)	7,049	$161,563
Cummins, Inc.	1,246	222,984
Daifuku Co. Ltd.	700	42,304
Deere & Co.	2,018	349,639
Doosan Infracore Co. Ltd.(a)	51,964	248,737
Epiroc AB, Class A	4,839	59,177
Epiroc AB, Class B	1,012	12,027
ESCO Technologies, Inc.	10,869	1,005,383
Evoqua Water Technologies Corp.(a)	22,994	435,736
FANUC Corp.	700	129,265
GEA Group AG	257	8,498
Greenbrier Cos., Inc.	1,168	37,878
Hillenbrand, Inc.	10,069	335,398
IDEX Corp.	2,044	351,568
Illinois Tool Works, Inc.	759	136,339
Ingersoll-Rand PLC	711	94,506
Iochpe-Maxion SA	47,806	277,849
John Bean Technologies Corp.(b)	599	67,483
JTEKT Corp.	600	7,088
KION Group AG	190	13,066
Knorr-Bremse AG	958	97,519
Komatsu Ltd.	600	14,401
Kone OYJ, Class B	3,168	207,149
Kubota Corp.	3,400	53,391
Kurita Water Industries Ltd.	1,400	41,545
Lonking Holdings Ltd.	371,000	111,471
Miller Industries, Inc.	8,335	309,479
MINEBEA MITSUMI, Inc.	2,200	45,444
MISUMI Group, Inc.	1,600	39,600
Mitsubishi Heavy Industries Ltd.	1,600	62,043
Nabtesco Corp.	200	5,893
NSK Ltd.	5,400	51,047
Oshkosh Corp.	6,778	641,538
PACCAR, Inc.(b)	15,877	1,255,871
Parker-Hannifin Corp.	14	2,882
Rexnord Corp.(a)	11,638	379,632
Schindler Holding AG, Participation Certificates	390	99,177
Schindler Holding AG, Registered Shares	280	68,570
Sinotruk Hong Kong Ltd.	13,500	28,813
SMC Corp.	200	91,463
Snap-on, Inc.(b)	1,344	227,674
Spirax-Sarco Engineering PLC	120	14,126
Techtronic Industries Co. Ltd.	3,000	24,485
Wabash National Corp.	8,355	122,735
WABCO Holdings, Inc.(a)	360	48,780
Wartsila OYJ Abp	674	7,450
Weichai Power Co. Ltd., Class H	377,000	795,743
Westinghouse Air Brake Technologies Corp.	1,984	154,355
Woodward, Inc.	3,927	465,114
Xylem, Inc.(b)	157	12,370
Yaskawa Electric Corp.	200	7,534
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	283,098	272,248
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	436,000	365,474

		10,726,231

Marine — 0.1%
AP Moeller — Maersk A/S, Class A	23	31,176
Kuehne + Nagel International AG, Registered Shares	335	56,503
MISC Bhd	124,500	254,374

		342,053

Media — 0.7%
AMC Networks, Inc., Class A(a)	4,087	161,436

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Cardlytics, Inc.(a)	460	$28,916
Cheil Worldwide, Inc.	2,585	53,759
Comcast Corp., Class A	15,121	679,991
Discovery, Inc., Class A(a)(b)	7,939	259,923
Discovery, Inc., Class C(a)	892	27,197
Emerald Expositions Events, Inc.	2,571	27,124
Entravision Communications Corp., Class A	23,429	61,384
EW Scripps Co., Class A	4,565	71,716
Gray Television, Inc.(a)	6,598	141,461
iHeartMedia, Inc., Class A(a)(b)	27,754	469,043
Interpublic Group of Cos., Inc.	22,012	508,477
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	337	16,291
Marchex, Inc., Class B(a)	5,595	21,149
McClatchy Co., Class A(a)	3,156	1,515
MSG Networks, Inc., Class A(a)	4,505	78,387
MultiChoice Group Ltd.(a)	29,749	247,846
Sirius XM Holdings, Inc.	76,812	549,206
Townsquare Media, Inc., Class A(b)	4,560	45,463
ViacomCBS, Inc., Class B Class B(b)	1,833	76,931
Zee Entertainment Enterprises Ltd.	15,988	65,450

		3,592,665

Metals & Mining — 1.9%
Alcoa Corp.(a)(b)	8,775	188,750
Anglo American Platinum Ltd.	13,678	1,276,714
AngloGold Ashanti Ltd.	8,536	193,902
ArcelorMittal SA	2,648	46,657
Carpenter Technology Corp.	1,031	51,323
Fortescue Metals Group Ltd.	12,712	95,828
Glencore PLC(a)	26,441	82,330
Gold Fields Ltd.	15,095	103,033
Gold Fields Ltd. — ADR	45,262	298,729
Hindalco Industries Ltd.	128,016	388,097
Hochschild Mining PLC	52,450	127,154
Hyundai Steel Co.	987	26,760
Impala Platinum Holdings Ltd.(a)	8,069	82,444
Industrias Penoles SAB de CV	3	31
Jiangxi Copper Co. Ltd., Class H	40,000	55,015
Kaiser Aluminum Corp.	168	18,630
Korea Zinc Co. Ltd.	141	51,814
Magnitogorsk Iron & Steel Works PJSC	434,684	293,976
Magnitogorsk Iron & Steel Works PJSC, — GDR	4,861	42,163
Maruichi Steel Tube Ltd.	300	8,431
Materion Corp.(b)	9,342	555,382
MMC Norilsk Nickel PJSC	1,429	439,629
MMC Norilsk Nickel PJSC, ADR	20,494	626,732
Nippon Steel Corp.	4,000	60,292
Nucor Corp.	11,728	660,052
Olympic Steel, Inc.	2,566	45,983
POSCO	6,712	1,364,305
POSCO — ADR	5,906	298,962
Reliance Steel & Aluminum Co.	1,460	174,850
Rio Tinto Ltd.	2,778	196,543
Rio Tinto PLC	6,898	408,327
Ryerson Holding Corp.(a)	12,781	151,199
Schnitzer Steel Industries, Inc., Class A	713	15,458
Severstal PAO — GDR	7,444	112,654
Severstal PJSC	41,415	626,346
Steel Dynamics, Inc.	13,982	475,947
Warrior Met Coal, Inc.(b)	712	15,045
Zijin Mining Group Co. Ltd., Class H	214,000	106,287

		9,765,774

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	1,341	23,709

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Annaly Capital Management, Inc.	2,760	$25,999
Ellington Financial, Inc.	628	11,511
Great Ajax Corp.	5,098	75,502
Invesco Mortgage Capital, Inc.(b)	47,362	788,577
KKR Real Estate Finance Trust, Inc.(b)	2,439	49,804

		975,102

Multi-Utilities — 0.4%
Ameren Corp.	8,369	642,739
Avista Corp.	6,836	328,743
Consolidated Edison, Inc.	2,858	258,563
DTE Energy Co.	5,484	712,207
E.ON SE	3,765	40,236
Engie SA	3,124	50,604
National Grid PLC	1,140	14,247
Public Service Enterprise Group, Inc.	1,058	62,475

		2,109,814

Multiline Retail — 0.2%
Dollar General Corp.	3,623	565,115
Kohl’s Corp.	249	12,687
Target Corp.	1,789	229,368

		807,170

Oil, Gas & Consumable Fuels — 4.0%
Aker BP ASA	185	6,072
Apache Corp.(b)	2,061	52,741
Arch Coal, Inc., Class A(b)	1,666	119,519
Ardmore Shipping Corp.(a)	7,033	63,649
BP PLC	44,642	280,834
Brigham Minerals, Inc., Class A	610	13,078
Cabot Oil & Gas Corp.	2,564	44,639
Callon Petroleum Co.(a)	17,433	84,201
Cheniere Energy, Inc.(a)	58	3,542
Chevron Corp.	6,970	839,955
China Coal Energy Co. Ltd., Class H	102,000	40,479
China Petroleum & Chemical Corp., Class H	60,000	36,128
China Shenhua Energy Co. Ltd., Class H	182,500	381,590
CNOOC Ltd.	631,000	1,049,245
CNOOC Ltd. — ADR	1,231	205,171
Concho Resources, Inc.(b)	1,143	100,093
ConocoPhillips	10,064	654,462
Continental Resources, Inc.(b)	6,560	225,008
Cosan Ltd., Class A(a)	2,782	63,541
CVR Energy, Inc.	1,214	49,082
Delek US Holdings, Inc.(b)	2,547	85,401
Devon Energy Corp.	4,583	119,021
Diamondback Energy, Inc.	920	85,431
Eni SpA	9,729	151,103
EOG Resources, Inc.	10,545	883,249
Equinor ASA	3,943	78,632
Evolution Petroleum Corp.(b)	40,922	223,843
Exxon Mobil Corp.	41,468	2,893,637
Galp Energia SGPS SA	1,390	23,335
Geopark Ltd.	10,087	222,923
Hess Corp.	1,485	99,213
HollyFrontier Corp.	136	6,897
Inpex Corp.	3,800	39,367
JXTG Holdings, Inc.	5,500	24,962
Kinder Morgan, Inc.	14,724	311,707
Koninklijke Vopak NV	120	6,521
Laredo Petroleum, Inc.(a)	49,833	143,021
LUKOIL PJSC	9,459	938,815
Lukoil PJSC — ADR	16,419	1,635,440
Lundin Petroleum AB	101	3,429
Marathon Oil Corp.	7,725	104,906

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	10,535	$634,734
Matador Resources Co.(a)(b)	18,805	337,926
MOL Hungarian Oil & Gas PLC	8,898	88,696
Neste OYJ	1,052	36,604
Noble Energy, Inc.(b)	25,553	634,737
Nordic American Tankers Ltd.	18,788	92,437
Novatek PJSC — GDR	1,627	330,281
Occidental Petroleum Corp.	3,677	151,529
Oil Search Ltd.	2,696	13,747
OMV AG	761	42,635
ONEOK, Inc.	1,047	79,226
Penn Virginia Corp.(a)(b)	657	19,940
PetroChina Co. Ltd., Class H	1,268,000	638,305
Petronas Dagangan Bhd	7,600	42,919
Petronet LNG Ltd.	110,942	416,612
Phillips 66	2,407	268,164
Pioneer Natural Resources Co.(b)	877	132,752
Polski Koncern Naftowy ORLEN SA	16,730	378,425
Reliance Industries Ltd.	9,978	211,654
Repsol SA	3,312	52,032
S-Oil Corp.	2,974	244,260
Santos Ltd.	6,394	36,784
Scorpio Tankers, Inc.	8,746	344,068
Shaanxi Coal Industry Co. Ltd.	125,000	161,612
Star Petroleum Refining PCL	128,600	45,882
Tatneft PAO — ADR	3,068	226,602
Tatneft PJSC	28,364	347,472
Teekay Corp.(b)	3,448	18,343
TOTAL SA	5,388	298,983
Tupras Turkiye Petrol Rafinerileri AS	5,638	120,130
Ultrapar Participacoes SA	74,555	472,235
Valero Energy Corp.	4,333	405,785
Williams Cos., Inc.	13,725	325,557
Woodside Petroleum Ltd.	3,369	81,458

		20,126,408

Paper & Forest Products — 0.2%
Boise Cascade Co.	23,133	845,048
Clearwater Paper Corp.(a)	2,742	58,569
Domtar Corp.	8,241	315,136

		1,218,753

Personal Products — 0.4%
Amorepacific Corp.	2,068	356,145
Beiersdorf AG	466	55,747
Coty, Inc., Class A	1,936	21,780
elf Beauty, Inc.(a)	1,891	30,502
Estee Lauder Cos., Inc., Class A(b)	4,697	970,118
Kao Corp.	800	65,980
L’Oreal SA	500	147,854
Natural Health Trends Corp.	3,327	17,899
Shiseido Co. Ltd.	500	35,505
Unilever NV	2,965	170,163
Unilever PLC	2,768	158,448
USANA Health Sciences, Inc.(a)	809	63,547

		2,093,688

Pharmaceuticals — 3.8%
Acer Therapeutics, Inc.(a)(b)	8,356	33,508
Ajanta Pharma Ltd.	2,386	32,579
Allergan PLC	2,575	492,263
Amneal Pharmaceuticals, Inc.(a)	36,680	176,798
Amphastar Pharmaceuticals, Inc.(a)(b)	7,033	135,667
Astellas Pharma, Inc.	4,500	76,815
AstraZeneca PLC	2,547	254,934
Asymchem Laboratories Tianjin Co. Ltd., Class A	1,800	33,509

Security	Shares	Value

Pharmaceuticals (continued)
Aurobindo Pharma Ltd.	5,568	$35,638
Bristol-Myers Squibb Co.	26,957	1,730,370
Cara Therapeutics, Inc.(a)(b)	2,377	38,293
Changchun High & New Technology Industry Group, Inc., Class A	2,800	179,967
China Medical System Holdings Ltd.	56,000	80,606
China Resources Pharmaceutical Group Ltd.(c)	44,000	40,790
Chugai Pharmaceutical Co. Ltd.	900	82,886
Cipla Ltd.	96,451	646,278
Corcept Therapeutics, Inc.(a)	10,322	124,896
Daiichi Sankyo Co. Ltd.	1,200	79,253
Dr. Reddy’s Laboratories Ltd.	3,612	145,582
Eisai Co. Ltd.	500	37,413
Elanco Animal Health, Inc.(a)(b)	4,156	122,394
Eli Lilly & Co.	5,370	705,779
Endo International PLC(a)	9,589	44,972
GlaxoSmithKline PLC	10,401	244,393
Glenmark Pharmaceuticals Ltd.	70,165	341,545
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	8,000	27,330
H Lundbeck A/S	155	5,926
Horizon Therapeutics PLC(a)	7,732	279,898
Innoviva, Inc.(a)	3,846	54,459
Intersect ENT, Inc.(a)	7,608	189,439
Intra-Cellular Therapies, Inc.(a)	3,891	133,500
Jazz Pharmaceuticals PLC(a)	674	100,615
Jiangsu Hengrui Medicine Co. Ltd., Class A	25,600	322,263
Johnson & Johnson	24,051	3,508,319
Kyowa Kirin Co. Ltd.	1,000	23,560
Merck & Co., Inc.	27,351	2,487,573
Merck KGaA	529	62,366
Mitsubishi Tanabe Pharma Corp.	700	12,842
Mylan NV(a)	13,753	276,435
NGM Biopharmaceuticals, Inc.(a)	9,986	184,641
Novo Nordisk A/S, Class B	4,185	242,516
Ono Pharmaceutical Co. Ltd.	1,000	22,830
Orion OYJ, Class B	179	8,290
Otsuka Holdings Co. Ltd.	1,000	44,574
Pacira BioSciences, Inc.(a)(b)	3,112	140,974
Perrigo Co. PLC	1,737	89,733
Pfizer, Inc.	44,217	1,732,422
Prestige Consumer Healthcare, Inc.(a)(b)	16,989	688,054
Reata Pharmaceuticals, Inc., Class A(a)(b)	1,790	365,930
Recordati SpA	180	7,588
Richter Gedeon Nyrt	10,933	237,701
Roche Holding AG	1,600	520,004
Sanofi	2,274	228,372
Santen Pharmaceutical Co. Ltd.	600	11,426
Shionogi & Co. Ltd.	800	49,489
Sino Biopharmaceutical Ltd.	41,000	57,360
Sumitomo Dainippon Pharma Co. Ltd.	300	5,813
Supernus Pharmaceuticals, Inc.(a)	5,981	141,869
Taisho Pharmaceutical Holdings Co. Ltd.	100	7,380
Takeda Pharmaceutical Co. Ltd.	2,900	114,701
Teva Pharmaceutical Industries Ltd. — ADR(a)	1,869	18,316
TherapeuticsMD, Inc.(a)(b)	4,394	10,633
Tricida, Inc.(a)	315	11,888
UCB SA	216	17,188
Zoetis, Inc.	8,259	1,093,079

		19,454,424

Professional Services — 0.7%
ASGN, Inc.(a)(b)	8,796	624,252
Centre Testing International Group Co. Ltd.	35,600	76,363
CoStar Group, Inc.(a)	18	10,770

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
CRA International, Inc.	3,909	$212,923
Experian PLC	1,704	57,765
Forrester Research, Inc.	761	31,734
IHS Markit Ltd.(a)	2,025	152,584
Insperity, Inc.(b)	10,348	890,342
Kforce, Inc.	14,386	571,124
Recruit Holdings Co. Ltd.	1,900	71,165
RELX PLC	1,929	48,694
Robert Half International, Inc.(b)	6,562	414,390
SEEK Ltd.	7,591	120,148
SGS SA, Registered Shares	37	101,331
Teleperformance	415	101,392
TriNet Group, Inc.(a)	4,893	276,993

		3,761,970

Real Estate Management & Development — 0.4%
Aroundtown SA	2,580	23,173
Azrieli Group Ltd.	264	19,339
Beijing Capital Development Co. Ltd.	58,200	66,684
CBRE Group, Inc., Class A(a)(b)	230	14,097
China Aoyuan Group Ltd.	39,000	63,638
CK Asset Holdings Ltd.	5,500	39,689
Daito Trust Construction Co. Ltd.	100	12,358
Daiwa House Industry Co. Ltd.	1,300	40,244
Dar Al Arkan Real Estate Development Co.(a)	13,465	39,514
Deutsche Wohnen SE, Bearer Shares	782	31,809
Emaar Properties PJSC	94,788	103,851
Greenland Holdings Corp. Ltd., Class A	245,000	244,662
Hang Lung Properties Ltd.	3,000	6,587
Hemisphere Properties India Ltd.(a)	27,195	58,662
Henderson Land Development Co. Ltd.	6,000	29,442
Hongkong Land Holdings Ltd.	4,200	24,159
Hulic Co. Ltd.	500	6,020
Jinke Properties Group Co. Ltd.	95,100	104,900
Kerry Properties Ltd.	1,000	3,176
Lendlease Group	527	6,516
Mitsubishi Estate Co. Ltd.	3,000	57,405
Mitsui Fudosan Co. Ltd.	2,000	48,880
Multiplan Empreendimentos Imobiliarios SA	7,900	65,004
New World Development Co. Ltd.	10,000	13,707
RE/MAX Holdings, Inc., Class A(b)	12,166	468,269
RMR Group, Inc., Class A	4,071	185,800
Sino Land Co. Ltd.	4,000	5,806
SM Prime Holdings, Inc.	52,100	43,243
Sumitomo Realty & Development Co. Ltd.	800	27,912
Sun Hung Kai Properties Ltd.	4,000	61,259
Swire Pacific Ltd., Class A	500	4,645
Swire Properties Ltd.	5,400	17,889
Swiss Prime Site AG, Registered Shares(a)	130	15,040
Vonovia SE	1,375	73,850
Wharf Real Estate Investment Co. Ltd.	2,000	12,203
Wheelock & Co. Ltd.	1,000	6,666

		2,046,098

Road & Rail — 0.5%
AMERCO(b)	101	37,958
Central Japan Railway Co.	400	80,428
Covenant Transportation Group, Inc., Class A(a)(b)	18,895	244,218
CSX Corp.	5,269	381,265
East Japan Railway Co.	1,000	90,262
Hankyu Hanshin Holdings, Inc.	400	17,110
JB Hunt Transport Services, Inc.	309	36,085
Landstar System, Inc.(b)	2,890	329,084
Lyft, Inc., Class A(a)	465	20,004
Marten Transport Ltd.	5,858	125,889

Security	Shares	Value

Road & Rail (continued)
Norfolk Southern Corp.	739	$143,462
Old Dominion Freight Line, Inc.(b)	781	148,218
Saia, Inc.(a)(b)	853	79,431
Tokyu Corp.	900	16,643
Uber Technologies, Inc.(a)(b)	1,526	45,383
Union Pacific Corp.	2,477	447,817
Universal Logistics Holdings, Inc.	11,266	213,603
US Xpress Enterprises, Inc., Class A(a)	7,689	38,676
West Japan Railway Co.	200	17,299

		2,512,835

Semiconductors & Semiconductor Equipment — 3.6%
Advantest Corp.	400	22,559
Ambarella, Inc.(a)	14,764	894,108
Amkor Technology, Inc.(a)	64,740	841,620
Analog Devices, Inc.	171	20,322
Applied Materials, Inc.	8,845	539,899
ASM Pacific Technology Ltd.	1,500	20,821
ASML Holding NV	423	125,232
Broadcom, Inc.	620	195,932
Brooks Automation, Inc.	380	15,945
Cirrus Logic, Inc.(a)	22,367	1,843,264
Cypress Semiconductor Corp.	1,467	34,225
Elan Microelectronics Corp.	48,000	146,232
FormFactor, Inc.(a)	6,722	174,570
Inphi Corp.(a)	2,582	191,120
Intel Corp.	26,949	1,612,898
Lam Research Corp.	2,146	627,490
MediaTek, Inc.	100,000	1,481,708
Micron Technology, Inc.(a)	3,913	210,441
Novatek Microelectronics Corp.	7,000	51,289
NVIDIA Corp.	3,470	816,491
Parade Technologies Ltd.	2,000	41,112
Pixart Imaging, Inc.	12,000	59,262
Power Integrations, Inc.	535	52,917
QUALCOMM, Inc.(b)	4,480	395,270
Radiant Opto-Electronics Corp.	56,000	224,217
Realtek Semiconductor Corp.	128,000	1,005,853
Skyworks Solutions, Inc.	1,273	153,880
SunPower Corp.(a)	1,795	14,001
Taiwan Semiconductor Manufacturing Co. Ltd.	511,000	5,655,658
Texas Instruments, Inc.	3,589	460,433
Tokyo Electron Ltd.	100	21,833
United Microelectronics Corp.	512,000	280,550

		18,231,152

Software — 4.1%
Adobe, Inc.(a)	3,588	1,183,358
Alarm.com Holdings, Inc.(a)(b)	4,610	198,092
Autodesk, Inc.(a)	270	49,534
Benefitfocus, Inc.(a)	43,830	961,630
Bill.Com Holdings, Inc.(a)	712	27,092
Birlasoft Ltd.(a)	35,982	35,640
Bottomline Technologies DE, Inc.(a)(b)	11,963	641,217
Box, Inc., Class A(a)(b)	7,818	131,186
Cadence Design Systems, Inc.(a)(b)	919	63,742
Cloudera, Inc.(a)(b)	13,728	159,657
Cloudflare, Inc., Class A(a)	3,841	65,527
CommVault Systems, Inc.(a)	9,291	414,750
Cornerstone OnDemand, Inc.(a)	2,633	154,162
Dassault Systemes SE	301	49,643
Dropbox, Inc., Class A(a)	3,046	54,554
Five9, Inc.(a)	1,379	90,435
Fortinet, Inc.(a)	101	10,783
Intuit, Inc.	4,161	1,089,891

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Manhattan Associates, Inc.(a)	1,745	$139,164
Microsoft Corp.	50,904	8,027,561
Model N, Inc.(a)	3,978	139,508
Oracle Corp.	5,990	317,350
Oracle Corp. Japan	100	9,076
Paycom Software, Inc.(a)	57	15,091
Paylocity Holding Corp.(a)(b)	11,320	1,367,682
PROS Holdings, Inc.(a)(b)	974	58,362
Q2 Holdings, Inc.(a)(b)	1,103	89,431
Rapid7, Inc.(a)	2,197	123,076
RingCentral, Inc., Class A(a)(b)	4,587	773,689
Sage Group PLC	605	6,002
salesforce.com, Inc.(a)	7,830	1,273,471
SAP SE	1,868	251,429
ServiceNow, Inc.(a)(b)	2,838	801,224
Splunk, Inc.(a)	236	35,346
SPS Commerce, Inc.(a)	12,404	687,430
SVMK, Inc.(a)	6,523	116,566
Totvs SA	26,373	423,193
Tyler Technologies, Inc.(a)	55	16,501
VMware, Inc., Class A(a)	36	5,464
Workday, Inc., Class A(a)(b)	2,368	389,418
Yext, Inc.(a)(b)	19,125	275,783

		20,722,710

Specialty Retail — 1.7%
Advance Auto Parts, Inc.	1,448	231,912
America’s Car-Mart, Inc.(a)	1,097	120,297
American Eagle Outfitters, Inc.(b)	839	12,333
Asbury Automotive Group, Inc.(a)	9,008	1,007,004
AutoNation, Inc.(a)(b)	943	45,858
AutoZone, Inc.(a)	356	424,106
Best Buy Co., Inc.	3,921	344,264
CarMax, Inc.(a)	2,855	250,298
Children’s Place, Inc.	507	31,698
Designer Brands, Inc., Class A	2,029	31,937
Fast Retailing Co. Ltd.	100	59,407
Five Below, Inc.(a)	27	3,452
Home Depot, Inc.	13,485	2,944,854
Home Product Center PCL — NVDR	552,800	294,820
Industria de Diseno Textil SA	1,771	62,588
JUMBO SA	2,026	42,156
Lithia Motors, Inc., Class A	1,971	289,737
Lowe’s Cos., Inc.	7,605	910,775
MarineMax, Inc.(a)	7,616	127,111
O’Reilly Automotive, Inc.(a)	1,269	556,152
Ross Stores, Inc.(b)	660	76,837
Shoe Carnival, Inc.(b)	1,767	65,874
Signet Jewelers Ltd.(b)	4,267	92,765
Sonic Automotive, Inc., Class A(b)	9,322	288,982
Tilly’s, Inc., Class A	5,473	67,044
Tractor Supply Co.	232	21,678
Zumiez, Inc.(a)	5,350	184,789

		8,588,728

Technology Hardware, Storage & Peripherals — 2.7%
Acer, Inc.	354,000	210,992
Apple, Inc.	29,656	8,708,484
Asustek Computer, Inc.	44,000	339,586
Chicony Electronics Co. Ltd.	32,000	95,094
HP, Inc.	6,956	142,946
Lenovo Group Ltd.	782,000	525,155
Pegatron Corp.	66,000	150,936
Quanta Computer, Inc.	230,000	494,066
Samsung Electronics Co. Ltd.	62,764	3,024,399

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Simplo Technology Co. Ltd.	9,000	$91,120

		13,782,778

Textiles, Apparel & Luxury Goods — 0.9%
adidas AG	142	46,160
ANTA Sports Products Ltd.	21,000	188,017
Arvind Ltd.	13,505	7,561
Bosideng International Holdings Ltd.	70,000	25,252
Cie Financiere Richemont SA, Registered Shares	88	6,877
Crocs, Inc.(a)	10,770	451,155
EssilorLuxottica SA	201	30,729
Feng TAY Enterprise Co. Ltd.	12,100	78,753
G-III Apparel Group Ltd.(a)(b)	5,193	173,966
Hermes International	189	141,581
Kering SA	131	86,318
Li Ning Co. Ltd.	260,000	779,814
Lululemon Athletica, Inc.(a)	849	196,688
LVMH Moet Hennessy Louis Vuitton SE	405	188,711
NIKE, Inc., Class B(b)	11,248	1,139,535
Oxford Industries, Inc.(b)	9,171	691,677
Ralph Lauren Corp.(b)	1,072	125,660
Steven Madden Ltd.(b)	5,532	237,931
Swatch Group AG, Bearer Shares	8	2,234
Wolverine World Wide, Inc.(b)	5,382	181,589

		4,780,208

Thrifts & Mortgage Finance — 0.8%
Entegra Financial Corp.(a)	119	3,589
Essent Group Ltd.	15,250	792,848
Federal Agricultural Mortgage Corp., Class C	2,997	250,250
Housing Development Finance Corp. Ltd.	30,701	1,038,076
Merchants Bancorp(b)	7,933	156,359
OceanFirst Financial Corp.	13,812	352,759
Radian Group, Inc.	12,890	324,312
Riverview Bancorp, Inc.	46,822	384,409
Timberland Bancorp, Inc.	1,091	32,446
United Community Financial Corp.	10,134	118,162
Washington Federal, Inc.	12,142	445,004

		3,898,214

Tobacco — 0.3%
Altria Group, Inc.	7,504	374,525
Gudang Garam Tbk PT	63,900	243,756
ITC Ltd.	137,531	458,092
Philip Morris International, Inc.	2,632	223,957
Vector Group Ltd.	5,013	67,124

		1,367,454

Trading Companies & Distributors — 0.8%
Applied Industrial Technologies, Inc.(b)	9,839	656,163
Ashtead Group PLC	1,327	42,430
Barloworld Ltd.	33,450	269,229
Beacon Roofing Supply, Inc.(a)	1,126	36,010
BMC Stock Holdings, Inc.(a)	18,771	538,540
Brenntag AG	230	12,479
Fastenal Co.	324	11,972
Ferguson PLC	793	72,168
Foundation Building Materials, Inc.(a)(b)	12,543	242,707
GATX Corp.(b)	5,857	485,252
GMS, Inc.(a)(b)	6,363	172,310
H&E Equipment Services, Inc.	12,040	402,497
Herc Holdings, Inc.(a)(b)	6,370	311,748
ITOCHU Corp.	3,700	85,754
Marubeni Corp.	6,800	50,241
Mitsubishi Corp.	4,500	119,211
Mitsui & Co. Ltd.	500	8,888

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Posco International Corp.	4,483	$72,118
Rush Enterprises, Inc., Class A	4,602	213,993
SiteOne Landscape Supply, Inc.(a)	224	20,306
Sumitomo Corp.	4,800	71,296
Titan Machinery, Inc.(a)	3,677	54,346
Toyota Tsusho Corp.	600	21,077
W.W. Grainger, Inc.	25	8,463
Watsco, Inc.	82	14,772

		3,993,970

Transportation Infrastructure — 0.3%
Aena SME SA(c)	478	91,641
Aeroports de Paris	536	106,125
Atlantia SpA	1,842	42,990
Auckland International Airport Ltd.	3,058	18,025
DP World PLC	3,095	40,573
Fraport AG Frankfurt Airport Services Worldwide	272	23,089
Grupo Aeroportuario del Centro Norte SAB de CV	51,705	387,853
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,414	84,755
Grupo Aeroportuario del Pacifico SAB de CV, ADR	2,631	312,063
Grupo Aeroportuario del Pacifico SAB de CV, Class B	36,800	437,279
Transurban Group	3,242	33,934

		1,578,327

Water Utilities — 0.1%
American States Water Co.	223	19,320
American Water Works Co., Inc.	5,335	655,405
Global Water Resources, Inc.	1,899	24,972

		699,697

Wireless Telecommunication Services — 0.7%
Advanced Info Service PCL — NVDR	17,400	123,555
America Movil SAB de CV, Series L	606,569	484,421
Boingo Wireless, Inc.(a)	1,809	19,809
China Mobile Ltd.	110,000	929,484
Etihad Etisalat Co.(a)	10,447	69,610
Gogo, Inc.(a)	3,675	23,520
KDDI Corp.	1,800	53,705
Maxis Bhd	95,100	123,810
Mobile TeleSystems PJSC — ADR	9,288	94,273
NTT DOCOMO, Inc.	500	13,928
Sistema JSFC	257,977	63,453
SoftBank Group Corp.	1,900	82,492
Sprint Corp.(a)	41,214	214,725
T-Mobile U.S., Inc.(a)	5,567	436,564
Telephone & Data Systems, Inc.	10,467	266,176
Turkcell Iletisim Hizmetleri AS	22,361	51,862
United States Cellular Corp.(a)	6,074	220,061
Vodafone Group PLC	34,012	66,030

		3,337,478

Total Common Stocks — 87.4% (Cost — $376,267,463)		443,306,131

Preferred Stocks — 0.8%

Banks — 0.8%
Banco Bradesco SA, Preference Shares, 0.00%(a)	279,137	2,509,853
Itau Unibanco Holding SA, Preference Shares, 0.00%	168,741	1,556,241

		4,066,094

Health Care Equipment & Supplies — 0.0%
Sartorius AG, Preference Shares, 0.00%	26	5,558

Household Products — 0.0%
Henkel AG & Co. KGaA, Preference Shares, 0.00%	87	8,987

Security	Shares	Value

Metals & Mining — 0.0%
Gerdau SA, Preference Shares, 0.00%	24,360	$121,113

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA, Preference Shares, 0.00%	10,100	75,774

Total Preferred Stocks — 0.8% (Cost — $3,783,504)		4,277,526

Rights — 0.0%

Metals & Mining — 0.0%
Pan American Silver Corp., (Expires 02/22/29)(a)(d)	16,660	3,499

Oil, Gas & Consumable Fuels — 0.0%
Repsol SA, (Expires 01/21/20)(a)	3,312	1,571

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., (Expires 03/31/21)(a)	4,640	13,966

Total Rights — 0.0% (Cost — $14,989)		19,036

Total Long-Term Investments — 88.2% (Cost — $380,065,956)		447,602,693

Short-Term Securities — 15.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.84%(e)(f)(g)	34,053,507	34,067,128
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52%(f)(g)	43,836,183	43,836,183

Total Short-Term Securities — 15.4% (Cost — $77,898,420)		77,903,311

Total Investments — 103.6% (Cost — $457,964,376)		525,506,004

Liabilities in Excess of Other Assets — (3.6)%		(18,368,036)

Net Assets — 100.0%		$507,137,968

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(f)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio

(g)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	29,237,013	4,816,494	34,053,507	$34,067,128	$135,153	(b)	$4,137	$3,959
BlackRock Cash Funds: Treasury, SL Agency Shares	24,397,577	19,438,606	43,836,183	43,836,183	798,965		—	—

				$77,903,311	$934,118		$4,137	$3,959

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Year End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	47	03/20/20	$2,632	$63,536
Russell 2000 E-Mini Index	12	03/20/20	1,002	10,573
S&P 500 E-Mini Index	1,802	03/20/20	291,122	8,284,791

				8,358,900

Short Contracts
MSCI EAFE Index	253	03/20/20	25,762	(682,282)
MSCI Emerging Markets E-Mini Index	2,020	03/20/20	113,140	(6,681,668)
Russell 2000 E-Mini Index	1,160	03/20/20	96,895	(1,992,568)

				(9,356,518)

				$(997,618)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$8,358,900	$—	$—	$—	$8,358,900

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$9,356,518	$—	$—	$—	$9,356,518

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$25,804,744	$—	$—	$—	$25,804,744

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,214,066	$—	$—	$—	$3,214,066

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$260,227,199
Average notional value of contracts — short	$204,932,945

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$4,202,146	$45,725	$—	$4,247,871
Air Freight & Logistics	2,708,558	118,649	—	2,827,207
Airlines	4,224,825	—	—	4,224,825
Auto Components	2,075,501	416,528	—	2,492,029
Automobiles	1,793,669	1,817,591	—	3,611,260
Banks	21,364,400	12,310,916	—	33,675,316
Beverages	6,248,686	1,788,634	—	8,037,320
Biotechnology	15,720,882	731,382	3,470	16,455,734
Building Products	1,989,487	244,459	—	2,233,946
Capital Markets	9,007,563	1,571,712	—	10,579,275
Chemicals	7,258,965	1,520,748	—	8,779,713
Commercial Services & Supplies	3,648,330	225,369	—	3,873,699
Communications Equipment	2,009,236	116,783	—	2,126,019
Construction & Engineering	2,333,400	2,085,985	—	4,419,385
Construction Materials	778,121	1,231,029	—	2,009,150
Consumer Finance	3,161,733	280,280	—	3,442,013
Containers & Packaging	195,260	—	—	195,260
Distributors	266,673	30,428	—	297,101
Diversified Consumer Services	1,890,573	—	—	1,890,573
Diversified Financial Services	2,156,860	1,505,051	—	3,661,911
Diversified Telecommunication Services	3,908,138	1,390,012	—	5,298,150
Electric Utilities	4,495,416	890,920	—	5,386,336
Electrical Equipment	1,690,718	757,610	—	2,448,328
Electronic Equipment, Instruments & Components	3,984,056	3,342,201	—	7,326,257
Energy Equipment & Services	1,859,777	23,589	—	1,883,366
Entertainment	3,224,472	316,906	—	3,541,378
Equity Real Estate Investment Trusts (REITs)	15,018,335	323,028	—	15,341,363
Food & Staples Retailing	4,633,572	958,212	—	5,591,784
Food Products	5,121,289	2,781,392	—	7,902,681
Gas Utilities	1,378,845	2,142,630	—	3,521,475
Health Care Equipment & Supplies	7,697,156	651,806	—	8,348,962
Health Care Providers & Services	8,830,176	806,947	—	9,637,123
Health Care Technology	2,847,943	24,124	—	2,872,067
Hotels, Restaurants & Leisure	6,899,180	732,989	—	7,632,169

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	Active Stock Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Household Durables	$2,994,456	$1,030,245	$—	$4,024,701
Household Products	3,511,985	644,072	—	4,156,057
Independent Power and Renewable Electricity Producers	180,433	53,087	—	233,520
Industrial Conglomerates	1,215,686	757,764	—	1,973,450
Insurance	7,413,635	5,652,682	—	13,066,317
Interactive Media & Services	12,083,428	5,321,271	—	17,404,699
Internet & Direct Marketing Retail	16,088,847	811,645	—	16,900,492
IT Services	15,247,838	1,518,244	—	16,766,082
Leisure Products	305,200	—	—	305,200
Life Sciences Tools & Services	2,100,241	50,625	—	2,150,866
Machinery	7,557,793	3,168,438	—	10,726,231
Marine	31,176	310,877	—	342,053
Media	3,344,819	247,846	—	3,592,665
Metals & Mining	4,227,055	5,538,719	—	9,765,774
Mortgage Real Estate Investment Trusts (REITs)	975,102	—	—	975,102
Multi-Utilities	2,004,727	105,087	—	2,109,814
Multiline Retail	807,170	—	—	807,170
Oil, Gas & Consumable Fuels	12,251,769	7,874,639	—	20,126,408
Paper & Forest Products	1,218,753	—	—	1,218,753
Personal Products	1,159,593	934,095	—	2,093,688
Pharmaceuticals	15,727,601	3,726,823	—	19,454,424
Professional Services	3,185,112	576,858	—	3,761,970
Real Estate Management & Development	733,170	1,312,928	—	2,046,098
Road & Rail	2,291,093	221,742	—	2,512,835
Semiconductors & Semiconductor Equipment	9,094,826	9,136,326	—	18,231,152
Software	20,406,560	316,150	—	20,722,710
Specialty Retail	8,171,913	416,815	—	8,588,728
Technology Hardware, Storage & Peripherals	8,851,430	4,931,348	—	13,782,778
Textiles, Apparel & Luxury Goods	3,244,361	1,535,847	—	4,780,208
Thrifts & Mortgage Finance	2,860,138	1,038,076	—	3,898,214
Tobacco	665,606	701,848	—	1,367,454
Trading Companies & Distributors	3,438,308	555,662	—	3,993,970
Transportation Infrastructure	1,221,950	356,377	—	1,578,327
Water Utilities	699,697	—	—	699,697
Wireless Telecommunication Services	1,759,549	1,577,929	—	3,337,478
Preferred Stocks	4,262,981	14,545	—	4,277,526
Rights	15,537	—	3,499	19,036
Short-Term Securities	77,903,311	—	—	77,903,311

	$423,876,790	$101,622,245	$6,969	$525,506,004

Derivative Financial Instruments(a)
Assets:
Equity contracts	$8,358,900	$—	$—	$8,358,900
Liabilities:
Equity contracts	(9,356,518)	—	—	(9,356,518)

	$(997,618)	$—	$—	$(997,618)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

Active Stock Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $33,274,990, cost — $380,065,956)	$447,602,693
Investments at value — affiliated (cost — $77,898,420)	77,903,311
Cash pledged for futures contracts	17,270,000
Foreign currency at value (cost — $787,658)	798,762
Receivables:
Investments sold	9,972
Securities lending income — affiliated	13,378
Dividends — affiliated	55,945
Dividends — unaffiliated	720,550
Variation margin on futures contracts	703,074
Prepaid expenses	5,744

Total assets	545,083,429

LIABILITIES
Cash collateral on securities loaned at value	34,064,801
Payables:
Administration fees	83,655
Deferred foreign capital gain tax	11,255
Trustees’ fees	3,743
Investment advisory fees	40,391
Other accrued expenses	22,820
Variation margin on futures contracts	563,875
Withdrawals to investors	3,154,921

Total liabilities	37,945,461

NET ASSETS	$507,137,968

NET ASSETS CONSIST OF
Investors’ capital	$440,594,622
Net unrealized appreciation (depreciation)	66,543,346

NET ASSETS	$507,137,968

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statement of Operations

Year Ended December 31, 2019

Active Stock Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$798,965
Dividends — unaffiliated	8,493,899
Interest — unaffiliated	261,527
Securities lending income — affiliated — net	135,153
Foreign taxes withheld	(399,165)

Total investment income	9,290,379

EXPENSES
Investment advisory	1,161,050
Administration	464,420
Professional	22,903
Trustees	17,564

Total expenses	1,665,937
Less:
Fees waived and/or reimbursed by the Manager	(508,390)
Fees waived and/or reimbursed by the Administrator	(464,420)

Total expenses after fees waived and/or reimbursed	693,127

Net investment income	8,597,252

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	25,804,744
Foreign currency transactions	(140,485)
Investments — affiliated	4,137
Investments — unaffiliated (including $141,131 foreign capital gain tax)	19,812,363

45,480,759

Net change in unrealized appreciation (depreciation) on:
Futures contracts	3,214,066
Foreign currency translations	11,710
Investments — affiliated	3,959
Investments — unaffiliated (including $32,657 foreign capital gain tax)	72,114,450

75,344,185

Net realized and unrealized gain	120,824,944

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,422,196

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Active Stock Master Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,597,252	$9,668,652
Net realized gain	45,480,759	45,014,797
Net change in unrealized appreciation (depreciation)	75,344,185	(66,244,769)

Net increase (decrease) in net assets resulting from operations	129,422,196	(11,561,320)

CAPITAL TRANSACTIONS
Proceeds from contributions	76,298,543	28,030,716
Value of withdrawals	(127,680,923)	(122,827,185)

Net decrease in net assets derived from capital transactions	(51,382,380)	(94,796,469)

NET ASSETS
Total increase (decrease) in net assets	78,039,816	(106,357,789)
Beginning of year	429,098,152	535,455,941

End of year	$507,137,968	$429,098,152

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

	Active Stock Master Portfolio

	Year Ended December 31,
	2019		2018	2017	2016	2015

Total Return
Total return	31.98%		(3.90)%	22.15%	12.45%	(1.20)%

Ratios to Average Net Assets
Total expenses	0.36	%(a)	0.36%	0.36%	0.36%	0.35%

Total expenses after fees waived and/or reimbursed	0.15	%(a)	0.15%	0.15%	0.15%	0.15%

Net investment income	1.85	%(a)	1.88%	1.69%	1.66%	1.65%

Supplemental Data
Net assets, end of year (000)	$507,138		$429,098	$535,456	$503,047	$445,996

Portfolio turnover rate	172%		150%	252%	115%	132%

(a)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Active Stock Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Bank PLC	$1,473,793	$(1,473,793)	$—
BNP Paribas S.A.	3,800,557	(3,800,557)	—
Bank of America N.A.	695,194	(695,194)	—
Citigroup Global Markets Inc.	1,340,962	(1,340,962)	—
Credit Suisse Securities (USA) LLC	3,797,279	(3,797,279)	—
Deutsche Bank Securities Inc.	14,126	(14,126)	—
Goldman Sachs & Co.	1,303,788	(1,303,788)	—
HSBC Bank PLC	1,075,955	(1,075,955)	—
ING Financial Markets LLC	140,091	(140,091)	—
Jefferies LLC	375,650	(375,650)	—
JP Morgan Securities LLC	5,123,356	(5,123,356)	—
Morgan Stanley	5,905,649	(5,905,649)	—
National Financial Services LLC	273,387	(273,387)	—
Scotia Capital (USA) Inc.	1,264,625	(1,264,625)	—
Toronto-Dominion Bank	534,586	(524,626)	9,960
UBS AG	4,570,210	(4,570,210)	—
Virtu Americas LLC	1,195,861	(1,195,861)	—
Wells Fargo Securities LLC	389,921	(389,921)	—

	$33,274,990	$(33,265,030)	$9,960

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2019. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24
$3 Billion — $5 Billion	0.23
$5 Billion — $10 Billion	0.22
Greater than $10 Billion	0.21

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Expense Waivers and Reimbursements: The Manager has voluntarily agreed to waive a portion of the investment advisory fees payable by the Master Portfolio. This voluntary waiver may be terminated at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the Manager waived $441,199 pursuant to this arrangement.

BAL voluntarily agreed to waive a portion of its administration fees payable by the Master Portfolio. This arrangement is voluntary and may be terminated by BAL at any time. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $464,420.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

agreed to reimburse the Master Portfolio or provide an offsetting credit against these administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2020. For the year ended December 31, 2019, the amount waived was $40,470.

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $26,721.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $40,184 in total for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments excluding short-term securities, were $703,913,478 and $722,548,219, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$462,717,387

Gross unrealized appreciation	$82,765,756
Gross unrealized depreciation	(19,977,139)

Net unrealized appreciation	$62,788,617

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of Active Stock Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Active Stock Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Master Investment Portfolio (“MIP”), on behalf of Active Stock Master Portfolio, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc.,55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of MIP serve at the pleasure of the Board.

Further information about MIP’s Trustees and Officers is available in MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of MIP.

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Master Portfolio’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Master Portfolio’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

Glossary of Terms Used in this Report

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

NVDR	Non-voting Depository Receipts

PCL	Public Company Limited

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	37

Portfolio Information as of December 31, 2019	International Tilts Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Roche Holding AG	2%
Novartis AG, Registered Shares	2
LVMH Moet Hennessy Louis Vuitton SE	2
SAP SE	2
Nestle SA, Registered Shares	2
GlaxoSmithKline PLC	1
Allianz SE, Registered Shares	1
HSBC Holdings PLC	1
L’Oreal SA	1
Diageo PLC	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	22%
United Kingdom	15
France	12
Switzerland	10
Germany	10
Australia	8
Netherlands	6
United States	3
Sweden	2
Denmark	2
Finland	2
Spain	2
Hong Kong	2
Belgium	1
Italy	1
Other(a)	2
Other Assets Less Liabilities	—	(b)

(a)	Other includes a less than 1% investment in each of the following countries: Austria, China, Ireland, Israel, Luxembourg, Singapore, Macau, Norway, New Zealand, South Africa.
(b)	Represents less than 1% of Net Assets.

Derivative Financial Instruments

International Tilts Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

PORTFOLIO INFORMATION / DERIVATIVE FINANCIAL INSTRUMENTS	1

Schedule of Investments December 31, 2019	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.5%

Australia — 7.7%
AGL Energy Ltd.(a)	18,072	$260,121
ALS Ltd.	21,307	137,183
Altium Ltd.	1,559	37,987
Ansell Ltd.	17,178	349,794
Aristocrat Leisure Ltd.	64,930	1,534,241
AusNet Services	122,037	145,527
Australia & New Zealand Banking Group Ltd.	39,134	674,904
Bendigo & Adelaide Bank Ltd.	9,556	65,572
BHP Group Ltd.	46,974	1,286,256
BHP Group PLC	297	6,960
Brambles Ltd.	9,071	74,661
Carsales.com Ltd.	4,386	51,149
Challenger Ltd.	4,370	24,868
CIMIC Group Ltd.	6,210	144,380
Coca-Cola Amatil Ltd.	4,839	37,578
Cochlear Ltd.	3,450	543,741
Commonwealth Bank of Australia	20,542	1,152,361
Computershare Ltd.	19,439	229,184
Crown Resorts Ltd.	4,738	39,947
CSL Ltd.	5,245	1,016,911
Domino’s Pizza Enterprises Ltd.	606	22,274
Goodman Group	1,153	10,835
IDP Education Ltd.	17,634	212,566
Macquarie Group Ltd.	9,794	948,493
Magellan Financial Group Ltd.	6,484	259,781
Orica Ltd.	12,137	187,158
Orora Ltd.	18	40
Platinum Asset Management Ltd.	23	73
QBE Insurance Group Ltd.	6,579	59,451
REA Group Ltd.(a)	4,796	348,414
Rio Tinto PLC	3,118	184,570
Scentre Group(a)	519,185	1,397,259
Sonic Healthcare Ltd.	2,765	55,750
Spark Infrastructure Group(b)	34,941	51,223
Tabcorp Holdings Ltd.	61,609	195,861
Treasury Wine Estates Ltd.	72,128	821,591
Vicinity Centres	8,553	14,960
Westpac Banking Corp.	51,591	881,006
WiseTech Global Ltd.(a)	788	12,941

		13,477,571

Austria — 0.1%
Raiffeisen Bank International AG	1,742	43,602
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,945	55,098
Wienerberger AG	4,765	141,212

		239,912

Belgium — 0.9%
Ackermans & van Haaren NV	87	13,642
Galapagos NV(c)	486	101,208
Groupe Bruxelles Lambert SA	5,149	543,327
Solvay SA	2,950	343,359
UCB SA	8,067	641,928

		1,643,464

China — 0.4%
BOC Hong Kong Holdings Ltd.	224,500	779,335

Denmark — 2.4%
Carlsberg A/S, Class B	6,281	937,351
Chr Hansen Holding A/S	15,798	1,255,426
Coloplast A/S, Class B	678	84,113
FLSmidth & Co. A/S	3,018	120,354
Genmab A/S(c)	740	164,579
GN Store Nord A/S	7,035	330,931

Security	Shares	Value

Denmark (continued)
H Lundbeck A/S	3,396	$129,831
Novo Nordisk A/S, Class B	2,217	128,473
Novozymes A/S, Class B	263	12,870
Royal Unibrew A/S	2,767	253,454
SimCorp A/S	6,362	723,405
Tryg A/S	1,885	55,883

		4,196,670

Finland — 2.3%
Fortum OYJ	32,720	807,641
Huhtamaki OYJ	886	41,125
Kone OYJ, Class B	26,455	1,729,835
Metso OYJ	865	34,172
Nordea Bank Abp	37,458	303,042
Sampo OYJ, Class A	13,745	600,149
TietoEVRY OYJ	2,135	66,385
UPM-Kymmene OYJ	8,396	291,295
Valmet OYJ	7,149	171,432

		4,045,076

France — 11.8%
Air Liquide SA	1,460	206,985
Arkema SA	343	36,676
BNP Paribas SA	2,031	120,719
Bouygues SA	9,998	426,184
Capgemini SE	865	105,794
Christian Dior SE	2,229	1,145,686
Cie de Saint-Gobain	1,730	70,871
CNP Assurances	3,059	60,951
Credit Agricole SA	25,912	377,054
Dassault Aviation SA	55	72,181
Dassault Systemes SE	5,780	953,268
Edenred	8,286	429,417
Electricite de France SA	2,647	29,536
Engie SA	29,222	473,347
EssilorLuxottica SA	3,378	516,434
Gaztransport Et Technigaz SA	2	193
Hermes International	138	103,377
Imerys SA	1,707	72,458
Ingenico Group SA	224	24,366
Kering SA	213	140,349
Korian SA	435	20,506
L’Oreal SA	7,530	2,226,677
Lagardere SCA	14,331	312,339
Legrand SA	1,299	106,081
LVMH Moet Hennessy Louis Vuitton SE	6,239	2,907,085
Natixis SA	9,611	42,812
Nexity SA	1,020	51,267
Pernod Ricard SA	10,151	1,816,395
Peugeot SA	6,777	163,171
Publicis Groupe SA	11,002	498,846
Renault SA	6,362	302,115
Rexel SA	40,292	535,911
Rubis SCA	1,350	83,074
Safran SA	12,564	1,940,626
Sanofi	2,822	283,406
Sartorius Stedim Biotech	819	135,944
Schneider Electric SE	4,535	465,925
SCOR SE	8,374	352,510
SPIE SA	1,066	21,787
Teleperformance	1,654	404,102
TOTAL SA	27,606	1,531,871
Veolia Environnement SA	15,778	419,827
Vinci SA	6,542	728,606
Wendel SA	88	11,722

		20,728,451

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 9.1%
adidas AG	1,746	$567,570
Allianz SE, Registered Shares	9,485	2,324,089
alstria office REIT-AG	1,037	19,484
Aroundtown SA	13,734	123,356
BASF SE	9,492	715,095
Bayer AG, Registered Shares	6,454	524,688
Bayerische Motoren Werke AG	13,003	1,065,020
CANCOM SE	831	48,832
Carl Zeiss Meditec AG, Bearer Shares	1,420	180,524
CompuGroup Medical SE	2,259	161,537
Continental AG	5,398	697,585
Covestro AG(d)	460	21,404
CTS Eventim AG & Co. KGaA	3,465	217,406
Daimler AG, Registered Shares	4,716	260,721
Deutsche Pfandbriefbank AG(d)	18,415	299,918
Deutsche Post AG, Registered Shares	47,030	1,788,276
DWS Group GmbH & Co. KGaA(d)	458	16,262
Evonik Industries AG	1,625	49,631
Fielmann AG	136	10,977
Freenet AG	6,222	142,655
GEA Group AG	2,036	67,326
HeidelbergCement AG	769	55,879
Hella GmbH & Co. KGaA	351	19,397
Hochtief AG	860	109,492
Jenoptik AG	2	57
Merck KGaA	4,675	551,153
MTU Aero Engines AG	50	14,246
Puma SE	1,506	115,483
Rational AG	435	348,486
SAP SE	21,551	2,900,724
Siemens AG, Registered Shares	8,416	1,099,058
Software AG	12,417	432,329
Stroeer SE & Co. KGaA	220	17,725
TAG Immobilien AG(c)	1,537	38,172
Talanx AG(c)	395	19,549
Telefonica Deutschland Holding AG	193,041	559,524
Uniper SE	2,343	77,440
Volkswagen AG	2,184	423,008

		16,084,078

Hong Kong — 1.7%
AIA Group Ltd.	40,600	427,029
ASM Pacific Technology Ltd.	1,700	23,597
CK Asset Holdings Ltd.	8,000	57,730
CLP Holdings Ltd.	9,500	99,725
Hang Lung Group Ltd.	5,000	12,369
Henderson Land Development Co. Ltd.	39,404	193,358
HKT Trust & HKT Ltd.(b)	36,000	50,734
Hongkong Land Holdings Ltd.	109,900	632,151
Kerry Properties Ltd.	74,500	236,618
Swire Pacific Ltd., Class A	61,000	566,671
Swire Properties Ltd.	61,800	204,734
Techtronic Industries Co. Ltd.(a)	32,000	261,174
Wheelock & Co. Ltd.	47,000	313,315

		3,079,205

Ireland — 0.1%
Kingspan Group PLC	1,899	115,984
Smurfit Kappa Group PLC	1,925	74,223
UDG Healthcare PLC	6,843	73,162

		263,369

Israel — 0.1%
Bank Leumi Le-Israel BM	17,252	125,818
Delek Group Ltd.	98	14,926
First International Bank of Israel Ltd.	1,166	33,771

Security	Shares	Value

Israel (continued)
Gazit-Globe Ltd.	1,345	$14,908
Israel Chemicals Ltd.(a)	9,734	45,969

		235,392

Italy — 0.8%
A2A SpA	17,064	32,044
Ferrari NV	7,422	1,232,316
Interpump Group SpA	1,105	35,003
Italgas SpA	5,611	34,304
Mediobanca Banca di Credito Finanziario SpA	2,388	26,293

		1,359,960

Japan — 22.4%
Advantest Corp.	1,900	107,156
AEON Financial Service Co. Ltd.	600	9,454
AGC, Inc.	8,400	300,367
Aica Kogyo Co. Ltd.	600	19,799
Aisin Seiki Co. Ltd.	1,000	37,040
Amada Holdings Co. Ltd.	24,700	280,931
Amano Corp.	400	12,189
Aozora Bank Ltd.	5,300	140,019
Astellas Pharma, Inc.	24,600	419,922
Benesse Holdings, Inc.	6,600	173,479
Calbee, Inc.	700	22,807
Canon, Inc.(a)	13,700	374,948
Central Japan Railway Co.	2,100	422,244
Chubu Electric Power Co., Inc.	9,900	139,945
Citizen Watch Co. Ltd.(a)	41,700	227,102
Dai-ichi Life Holdings, Inc.	54,000	889,935
Daicel Corp.	7,700	73,615
Daikin Industries Ltd.	4,200	592,577
Daito Trust Construction Co. Ltd.	2,300	284,225
Denka Co. Ltd.	3,200	95,128
Denso Corp.	9,100	410,977
Dentsu, Inc.	3,700	127,487
DIC Corp.	6,900	190,429
Dip Corp.	500	14,770
DMG Mori Co. Ltd.	1,300	19,890
East Japan Railway Co.	5,200	469,362
Eisai Co. Ltd.	4,400	329,234
Electric Power Development Co. Ltd.	4,500	109,227
Fancl Corp.	1,200	31,949
FANUC Corp.	200	36,933
Fast Retailing Co. Ltd.(a)	2,900	1,722,814
Fuji Electric Co. Ltd.	400	12,151
Fuji Media Holdings, Inc.	2,500	35,496
Fuji Seal International, Inc.	500	11,090
FUJIFILM Holdings Corp.	7,200	343,842
Fujikura Ltd.	2,500	10,287
Furukawa Electric Co. Ltd.	500	12,800
Glory Ltd.	1,000	30,219
GS Yuasa Corp.	1,100	23,710
Honda Motor Co. Ltd.	20,500	580,182
Hoshizaki Corp.	1,300	115,908
Idemitsu Kosan Co. Ltd.	500	13,816
Isetan Mitsukoshi Holdings Ltd.(a)	9,200	82,613
Isuzu Motors Ltd.	5,900	69,743
Izumi Co. Ltd.	2,100	75,639
Japan Airlines Co. Ltd.	8,800	273,996
Japan Post Bank Co. Ltd.	12,400	118,975
Japan Post Holdings Co. Ltd.	41,500	390,285
Japan Post Insurance Co. Ltd.	600	10,228
Japan Tobacco, Inc.	14,900	332,219
JFE Holdings, Inc.	19,500	250,213
JSR Corp.	2,600	47,561

SCHEDULES OF INVESTMENTS	3

Schedule of Investments (continued) December 31, 2019	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
JTEKT Corp.	15,300	$180,740
JXTG Holdings, Inc.	152,650	692,814
Kajima Corp.	14,100	187,462
Kakaku.com, Inc.	6,400	163,412
Kaneka Corp.	8,900	285,034
Kansai Electric Power Co., Inc.	7,400	85,728
Kao Corp.	20,600	1,698,986
Kawasaki Heavy Industries Ltd.	2,100	45,899
KDDI Corp.	28,400	847,352
Kewpie Corp.	500	11,234
Keyence Corp.	1,000	351,138
Kirin Holdings Co. Ltd.	29,200	637,336
Kobe Steel Ltd.	12,300	65,905
Komatsu Ltd.(a)	6,600	158,409
Konami Holdings Corp.	1,600	65,748
Konica Minolta, Inc.	36,800	239,718
Kyowa Exeo Corp.	500	12,648
Lintec Corp.	4,300	95,729
Mabuchi Motor Co. Ltd.	700	26,429
Marubeni Corp.	31,100	229,778
Maruha Nichiro Corp.	400	10,240
Maruichi Steel Tube Ltd.	500	14,051
Mazda Motor Corp.	23,800	202,810
MEIJI Holdings Co. Ltd.	1,800	121,644
Miraca Holdings, Inc.	4,600	112,668
Mitsubishi Corp.	4,600	121,860
Mitsubishi Electric Corp.	12,500	170,196
Mitsubishi Gas Chemical Co., Inc.	17,900	272,692
Mitsubishi Heavy Industries Ltd.	9,200	356,747
Mitsubishi Motors Corp.	59,500	248,012
Mitsubishi UFJ Financial Group, Inc.	221,000	1,194,800
Mitsui Chemicals, Inc.	3,400	82,822
Mitsui Mining & Smelting Co. Ltd.	600	15,912
Mizuho Financial Group, Inc.	140,500	216,429
MS&AD Insurance Group Holdings, Inc.	23,300	769,102
Nagase & Co. Ltd.	600	8,898
NEC Corp.	2,100	86,907
NGK Spark Plug Co. Ltd.	600	11,630
Nichirei Corp.	1,100	25,696
Nidec Corp.	3,500	478,043
Nifco, Inc.	500	13,655
Nihon Kohden Corp.	600	16,640
Nikon Corp.(a)	9,100	111,290
Nintendo Co. Ltd.	1,200	479,952
Nippon Electric Glass Co. Ltd.	10,500	233,099
Nippon Shokubai Co. Ltd.	900	55,772
Nippon Television Holdings, Inc.	1,700	22,680
Nissan Chemical Corp.	4,400	184,262
Nissan Motor Co. Ltd.	121,200	702,322
Nitori Holdings Co. Ltd.	1,100	173,636
Nitto Denko Corp.	5,100	286,762
NOK Corp.	1,200	17,899
NTN Corp.(a)	35,500	111,012
NTT Data Corp.	12,600	168,512
Oji Holdings Corp.	36,200	195,769
Ono Pharmaceutical Co. Ltd.	4,100	93,604
Otsuka Corp.	300	11,980
Otsuka Holdings Co. Ltd.(a)	11,500	512,604
Park24 Co. Ltd.	400	9,794
PeptiDream, Inc.(c)	1,000	51,103
Persol Holdings Co. Ltd.	1,800	33,734
Pola Orbis Holdings, Inc.(a)	18,100	431,125
Recruit Holdings Co. Ltd.	33,100	1,239,771
Rengo Co. Ltd.	1,400	10,666

Security	Shares	Value

Japan (continued)
Resona Holdings, Inc.	115,200	$502,102
Sanwa Holdings Corp.	4,100	45,944
SCSK Corp.	700	36,298
Secom Co. Ltd.	5,000	446,213
Seino Holdings Co Ltd.	700	9,457
Seria Co. Ltd.	400	10,897
Seven & i Holdings Co. Ltd.	21,900	802,753
Shimadzu Corp.	4,000	125,093
Shimizu Corp.	9,900	100,850
Shin-Etsu Chemical Co. Ltd.	100	10,997
Shionogi & Co. Ltd.	8,000	494,892
SMC Corp.	400	182,926
Sojitz Corp.	8,000	25,785
Sompo Holdings, Inc.	900	35,343
Subaru Corp.	7,100	175,866
Sumitomo Chemical Co. Ltd.(a)	52,100	236,563
Sumitomo Heavy Industries Ltd.	3,900	110,779
Sumitomo Mitsui Financial Group, Inc.	29,400	1,085,899
Sumitomo Mitsui Trust Holdings, Inc.	6,200	245,092
Sumitomo Realty & Development Co. Ltd.	300	10,467
Sumitomo Rubber Industries Ltd.	8,600	104,866
Sundrug Co. Ltd.	5,900	213,473
Suntory Beverage & Food Ltd.	6,800	283,891
T&D Holdings, Inc.	43,900	555,147
Taisei Corp.	6,900	285,805
Taisho Pharmaceutical Holdings Co. Ltd.	200	14,759
Takeda Pharmaceutical Co. Ltd.	43,800	1,732,386
TIS, Inc.	400	23,645
Tokio Marine Holdings, Inc.	9,000	503,899
Tokyo Electron Ltd.	4,500	982,485
Topcon Corp.	600	7,755
Toshiba Corp.	3,200	108,614
Toyota Motor Corp.	13,100	923,045
Trend Micro, Inc.	7,000	358,189
TS Tech Co. Ltd.	5,300	164,507
TV Asahi Holdings Corp.	600	11,079
Ube Industries Ltd.(a)	23,100	500,305
Ulvac, Inc.	500	19,732
Yakult Honsha Co. Ltd.	600	33,068
Yamaguchi Financial Group, Inc.	4,800	32,462
Yamaha Motor Co. Ltd.	10,800	216,356
Yamato Holdings Co. Ltd.	17,800	303,483
Yamato Kogyo Co. Ltd.	400	10,016
Yokogawa Electric Corp.	3,900	68,488
Z Holdings Corp.	93,200	393,501
Zenkoku Hosho Co. Ltd.	2,900	123,141
Zeon Corp.	11,900	148,090

		39,513,631

Luxembourg — 0.1%
APERAM SA	2,337	75,071
RTL Group SA	1,696	83,565

		158,636

Macau — 0.2%
Sands China Ltd.	51,600	275,702

Netherlands — 5.6%
ABN AMRO Group NV CVA(d)	51,585	940,205
Aegon NV	280,480	1,283,926
Akzo Nobel NV	5,073	518,075
ASM International NV	3,185	359,499
ASML Holding NV	1,403	415,367
ASR Nederland NV	18,785	703,977
Euronext NV(d)	1,703	139,203
ING Groep NV	99,534	1,196,638

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
NN Group NV	39,342	$1,495,892
Royal Dutch Shell PLC, B Shares	38,859	1,153,477
Royal Dutch Shell PLC, Class A	53,808	1,593,482
Wolters Kluwer NV	678	49,504

		9,849,245

New Zealand — 0.1%
Contact Energy Ltd.	1,970	9,463
Vector Ltd.	5,687	14,286
Xero Ltd.(c)	1,303	73,205

		96,954

Norway — 0.1%
Aker Solutions ASA(c)	13	37
DNB ASA	10,926	204,457
Dolphin Drilling ASA(c)(e)	8	1

		204,495

Singapore — 0.4%
CapitaLand Mall Trust	7,600	13,912
DBS Group Holdings Ltd.	19,100	368,272
Singapore Technologies Engineering Ltd.	44,200	129,446
Suntec Real Estate Investment Trust	147,200	201,508

		713,138

South Africa — 0.1%
Anglo American PLC	5,216	149,845

Spain — 1.8%
Acerinox SA	11,486	129,788
ACS Actividades de Construccion y Servicios SA	12,784	512,819
Amadeus IT Group SA	6,385	522,911
Banco Bilbao Vizcaya Argentaria SA	46,693	262,150
CaixaBank SA	60,608	190,858
CIE Automotive SA	426	10,110
Grifols SA	3,259	115,145
Mediaset Espana Comunicacion SA	9	57
Telefonica SA	197,089	1,378,263

		3,122,101

Sweden — 2.5%
Assa Abloy AB, Class B	42,012	982,049
Investor AB, Class B	16,641	908,495
Kinnevik AB	24,711	605,544
SSAB AB, A Shares	25,106	88,216
Telia Co. AB	2	9
Volvo AB, Class B	104,755	1,753,723

		4,338,036

Switzerland — 10.3%
Banque Cantonale Vaudoise, Registered Shares	69	56,324
Bucher Industries AG, Registered Shares	426	149,508
Cie Financiere Richemont SA, Registered Shares	5,635	440,380
Clariant AG, Registered Shares(c)	1,140	25,477
Dufry AG, Registered Shares(c)	1,408	139,619
Flughafen Zuerich AG, Registered Shares	1,079	196,950
Galenica AG(c)(d)	1,572	97,089
Geberit AG, Registered Shares	526	295,234
Givaudan SA, Registered Shares	193	604,668
LafargeHolcim Ltd., Registered Shares(c)	31,401	1,742,048
Logitech International SA, Registered Shares	21,987	1,041,585
Nestle SA, Registered Shares	24,586	2,661,808
Novartis AG, Registered Shares	34,823	3,297,375
Pargesa Holding SA, Bearer Shares	1,568	130,271
PSP Swiss Property AG, Registered Shares	649	89,610
Roche Holding AG	12,508	4,065,133
Schindler Holding AG, Participation Certificates	358	91,040
Sika AG, Registered Shares	1,999	375,403

Security	Shares	Value

Switzerland (continued)
Straumann Holding AG, Registered Shares	707	$693,519
Sunrise Communications Group AG(c)(d)	8,213	645,235
UBS Group AG, Registered Shares(c)	50,260	634,250
Zurich Insurance Group AG	1,825	748,614

		18,221,140

United Kingdom — 15.2%
Ashtead Group PLC	15,252	487,678
Associated British Foods PLC	1	34
AstraZeneca PLC	12,613	1,262,460
Auto Trader Group PLC(d)	74,921	591,662
Aviva PLC	8,203	45,531
Bellway PLC	2,299	116,036
boohoo Group PLC(c)	11,269	44,467
BP PLC	172,543	1,085,434
British American Tobacco PLC	47,293	2,010,050
British Land Co. PLC	31,182	263,848
Britvic PLC	1,502	18,001
Centrica PLC	239,078	282,798
Cineworld Group PLC(a)	12,915	37,448
CK Hutchison Holdings Ltd.	81,000	772,374
Compass Group PLC	56,429	1,414,211
DCC PLC	1,719	149,104
Dechra Pharmaceuticals PLC	2,288	87,974
Diageo PLC	51,045	2,150,866
Direct Line Insurance Group PLC	46,147	190,935
Electrocomponents PLC	3,010	27,072
Experian PLC	50,774	1,721,211
GlaxoSmithKline PLC	110,795	2,603,353
Great Portland Estates PLC	2,381	27,176
Greggs PLC	5,847	178,347
Halma PLC	3,383	94,733
Hargreaves Lansdown PLC	835	21,419
HomeServe PLC	14,146	236,846
Howden Joinery Group PLC	8,898	79,274
HSBC Holdings PLC	295,736	2,315,150
IG Group Holdings PLC	27,122	249,684
Imperial Brands PLC	3,590	88,818
Intertek Group PLC	5,533	428,742
ITV PLC	41,996	84,025
J. Sainsbury PLC	120,997	368,950
JD Sports Fashion PLC	25,596	284,310
John Wood Group PLC	5,538	29,372
Lloyds Banking Group PLC	648,664	537,367
London Stock Exchange Group PLC	430	44,192
Man Group PLC	34,488	72,230
Moneysupermarket.com Group PLC	38,392	168,534
National Grid PLC	55,987	699,679
Pearson PLC	9,814	82,910
Pennon Group PLC	3,893	52,803
Prudential PLC	1,331	25,503
Reckitt Benckiser Group PLC	1,915	155,552
RELX PLC	14,383	363,075
Rentokil Initial PLC	29,844	178,872
Rightmove PLC	21,699	182,079
Rotork PLC	3,418	15,194
Royal Mail PLC	38,677	116,320
Severn Trent PLC	8,921	297,191
SSP Group PLC	26,738	230,198
Subsea 7 SA	5,937	71,025
Taylor Wimpey PLC	5,871	15,054
Unilever NV	17,300	992,859
Unilever PLC	10,726	613,984
Vodafone Group PLC	598,171	1,161,273
WH Smith PLC	2,492	85,884

SCHEDULES OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2019	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
WM Morrison Supermarkets PLC	255,908	$677,273
WPP PLC	3,283	46,199

		26,734,643

United States — 0.3%
James Hardie Industries PLC	23,044	450,382

Total Common Stocks — 96.5% (Cost — $153,426,002)		169,960,431

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares, 0.00%	254	15,637
Henkel AG & Co. KGaA, Preference Shares, 0.00%	3,501	361,655
Sartorius AG, Preference Shares, 0.00%	1,938	414,270

Total Preferred Stocks — 0.5% (Cost — $748,191)		791,562

Total Long-Term Investments — 97.0% (Cost — $154,174,193)		170,751,993

Security	Shares	Value

Short-Term Securities — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.84%(f)(g)(h)	3,502,221	$3,503,622
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52%(f)(h)	1,224,018	1,224,018

Total Short-Term Securities — 2.7% (Cost — $4,727,142)		4,727,640

Total Investments — 99.7% (Cost — $158,901,335)		175,479,633

Other Assets Less Liabilities — 0.3%		586,244

Net Assets — 100.0%		$176,065,877

(a)	Security, or a portion of the security, is on loan.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non-income producing security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(h)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,307,282	(2,805,061)	3,502,221	$3,503,622	$26,388	(b)	$527		$361
BlackRock Cash Funds: Treasury, SL Agency Shares	1,531,004	(306,986)	1,224,018	1,224,018	34,778		—		—

				$4,727,640	$61,166		$527		$361

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Yen Denom Nikkei Index	11	03/12/20	$1,186	$(1,280)
SPI 200 Index	3	03/19/20	348	(8,514)
Euro Stoxx 50 Index	61	03/20/20	2,552	(5,340)
FTSE 100 Index	10	03/20/20	993	4,944

				$(10,190)

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	International Tilts Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,944	$—	$—	$—	$4,944

Liabilities — Derivative Financial Instrument
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$15,134	$—	$—	$—	$15,134

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$1,112,191	$—	$—	$—	$1,112,191

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$47,911	$—	$—	$—	$47,911

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,874,358
Average notional value of contracts — short	—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$13,477,571	$—	$13,477,571
Austria	141,212	98,700	—	239,912
Belgium	—	1,643,464	—	1,643,464
China	—	779,335	—	779,335
Denmark	2,047,584	2,149,086	—	4,196,670
Finland	107,510	3,937,566	—	4,045,076
France	384,520	20,343,931	—	20,728,451
Germany	1,518,096	14,565,982	—	16,084,078
Hong Kong	—	3,079,205	—	3,079,205
Ireland	115,984	147,385	—	263,369

SCHEDULES OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2019	International Tilts Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Israel	$—	$235,392	$—	$235,392
Italy	—	1,359,960	—	1,359,960
Japan	—	39,513,631	—	39,513,631
Luxembourg	—	158,636	—	158,636
Macau	—	275,702	—	275,702
Netherlands	—	9,849,245	—	9,849,245
New Zealand	—	96,954	—	96,954
Norway	—	204,494	1	204,495
Singapore	—	713,138	—	713,138
South Africa	—	149,845	—	149,845
Spain	—	3,122,101	—	3,122,101
Sweden	—	4,338,036	—	4,338,036
Switzerland	56,324	18,164,816	—	18,221,140
United Kingdom	2,052,107	24,682,536	—	26,734,643
United States	—	450,382	—	450,382
Preferred Stocks	—	791,562	—	791,562
Short-Term Securities	4,727,640	—	—	4,727,640

	$11,150,977	$164,328,655	$1	$175,479,633

Derivative Financial Instruments(a)
Assets:
Other contracts	$4,944	$—	$—	$4,944
Liabilities:
Equity contracts	(15,134)	—	—	(15,134)

	$(10,190)	$—	$—	$(10,190)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

International Tilts Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,314,009, cost — $154,174,193)	$170,751,993
Investments at value — affiliated (cost — $4,727,142)	4,727,640
Cash pledged for futures contracts	312,910
Foreign currency at value (cost — $4,337,889)	4,396,276
Receivables:
Securities lending income — affiliated	963
Dividends — affiliated	1,616
Dividends — unaffiliated	215,190
Variation margin on futures contracts	724
Prepaid expenses	5,545

Total assets	180,412,857

LIABILITIES
Cash collateral on securities loaned at value	3,500,238
Payables:
Administration fees	14,552
Investment advisory fees	101,713
Other accrued expenses	22,290
Trustees’ fees	2,587
Variation margin on futures contracts	46,814
Withdrawals to investors	658,786

Total liabilities	4,346,980

NET ASSETS	$176,065,877

NET ASSETS CONSIST OF
Investors’ capital	$159,435,883
Net unrealized appreciation (depreciation)	16,629,994

NET ASSETS	$176,065,877

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2019

International Tilts Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$34,778
Dividends — unaffiliated	5,985,697
Securities lending income — affiliated — net	26,388
Foreign taxes withheld	(242,768)

Total investment income	5,804,095

EXPENSES
Investment advisory	642,081
Administration	80,260
Professional	22,689
Trustees	13,012

Total expenses	758,042
Less fees waived and/or reimbursed by the Manager	(117,129)

Total expenses after fees waived and/or reimbursed	640,913

Net investment income	5,163,182

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Futures contracts	1,112,191
Foreign currency transactions	14,121
Investments — affiliated	527
Investments — unaffiliated	3,765,818

4,892,657

Net change in unrealized appreciation (depreciation) on:
Futures contracts	47,911
Foreign currency translations	69,934
Investments — affiliated	361
Investments — unaffiliated	22,631,149

22,749,355

Net realized and unrealized gain	27,642,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,805,194

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	International Tilts Master Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,163,182	$4,508,257
Net realized gain (loss)	4,892,657	(914,470)
Net change in unrealized appreciation (depreciation)	22,749,355	(30,450,447)

Net increase (decrease) in net assets resulting from operations	32,805,194	(26,856,660)

CAPITAL TRANSACTIONS
Proceeds from contributions	39,066,209	63,886,547
Value of withdrawals	(43,182,203)	(53,622,664)

Net increase (decrease) in net assets derived from capital transactions	(4,115,994)	10,263,883

NET ASSETS
Total increase (decrease) in net assets	28,689,200	(16,592,777)
Beginning of year	147,376,677	163,969,454

End of year	$176,065,877	$147,376,677

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	International Tilts Master Portfolio

	Year Ended December 31,
	2019	2018		2017	2016	2015

Total Return
Total return	22.30%	(15.06)%		29.06%	0.00%	2.25%

Ratios to Average Net Assets
Total expenses	0.47%	0.46%		0.47%	0.46%	0.45%

Total expenses after fees waived and/or reimbursed	0.40%	0.40%		0.40%	0.40%	0.43%

Net investment income	3.22%	2.68	%(a)	2.81%	2.91%	2.65%

Supplemental Data
Net assets, end of year (000)	$176,066	$147,377		$163,969	$187,213	$304,851

Portfolio turnover rate	151%	130%		106%	98%	107%

(a)	The ratio of net investment income to average net assets includes 0.04% resulting from a special dividend.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. International Tilts Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs & Co.	$145,294	$(145,294)	$—
Jefferies LLC	237,630	(237,630)	—
J.P. Morgan Securities LLC	100,283	(100,283)	—
Morgan Stanley & Co. LLC	1,564,694	(1,564,694)	—
State Street Bank and Trust Co.	815,216	(815,216)	—
UBS AG	450,892	(450,892)	—

	$3,314,009	$(3,314,009)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

The Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays each of BFA and BIL for services it provides for that portion of the Master Portfolio for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Manager has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administrative services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

From time to time, the Manager may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Manager may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2019, the Manager waived $80,260.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2020. For the year ended December 31, 2019, the amount waived was $35,701.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amounts waived were $1,168.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager is entitled to receive an annual administrative fee of 0.05% of the Master Portfolio’s average daily net assets for providing administration services. The Manager has contractually agreed to waive this administration fee through April 30, 2020. This waiver agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Master Portfolio.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $5,641 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$353,985	$208,804	$(6,351)

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments excluding short-term securities, were $233,493,909 and $235,264,036, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$162,322,081

Gross unrealized appreciation	$18,832,816
Gross unrealized depreciation	(5,683,778)

Net unrealized appreciation	$13,149,038

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of International Tilts Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Tilts Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Master Investment Portfolio (“MIP”), on behalf of International Tilts Master Portfolio, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	21

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019); Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	23

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustee serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of MIP serve at the pleasure of the Board.
Further information about MIP’s Trustees and Officers is available in the Master Portfolio’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of MIP.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of MIP.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of MIP.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	25

Additional Information

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Master Portfolio’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Master Portfolio’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

ADDITIONAL INFORMATION	26

Item 2 –	Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Robert M. Hernandez Henry R. Keizer Kenneth L. Urish Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$11,000	$11,000	$0	$0	$2,900	$2,900	$0	$0

BlackRock Cash Funds: Treasury	$11,000	$11,000	$0	$0	$2,900	$2,900	$0	$0
BlackRock LifePath Dynamic Retirement Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
BlackRock LifePath Dynamic 2025 Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
BlackRock LifePath Dynamic 2030 Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
BlackRock LifePath Dynamic 2035 Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
BlackRock LifePath Dynamic 2040 Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
BlackRock LifePath Dynamic 2045 Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
BlackRock LifePath Dynamic 2050 Fund	$11,000	$11,023	$0	$0	$8,100	$8,100	$0	$0

BlackRock LifePath Dynamic 2055 Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
BlackRock LifePath Dynamic 2060 Fund	$11,000	$9,921	$0	$0	$8,100	$8,100	$0	$0
Blackrock LifePath Dynamic 2065 Fund	$9,900	N/A	$0	N/A	$11,000	N/A	$0	N/A
iShares MSCI Total International Index Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
iShares Russell 1000 Large-Cap Index Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0

iShares S&P 500 Index Fund	$12,200	$11,000	$0	$0	$8,100	$8,100	$0	$0
iShares U.S. Aggregate Bond Index Fund	$12,200	$11,000	$0	$0	$8,100	$8,100	$0	$0

Active Stock Master Portfolio	$22,000	$22,000	$0	$0	$20,700	$20,700	$0	$0

International Tilts Master Portfolio	$22,000	$22,000	$0	$0	$15,600	$15,600	$0	$0

Large Cap Index Master Portfolio	$22,000	$22,000	$0	$0	$17,600	$15,600	$0	$0
LifePath Dynamic Retirement Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2025 Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2030 Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2035 Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2040 Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2045 Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2050 Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2055 Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2060 Master Portfolio	$15,300	$15,300	$0	$0	$15,600	$15,600	$0	$0
LifePath Dynamic 2065 Master Portfolio	$13,770	N/A	$0	N/A	$0	N/A	$0	N/A

Money Market Master Portfolio	$12,400	$12,400	$0	$0	$0	$0	$0	$0

S&P 500 Index Master Portfolio	$22,000	$20,000	$0	$0	$15,600	$15,600	$0	$0
Total International ex U.S. Index Master Portfolio	$22,000	$22,000	$0	$0	$15,600	$15,600	$0	$0
Treasury Money Market Master Portfolio	$12,400	$12,400	$0	$0	$7,100	$7,100	$0	$0
U.S. Total Bond Index Master Portfolio	$24,100	$24,100	$0	$0	$17,600	$15,600	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Cash Funds: Institutional	$2,900	$2,900

BlackRock Cash Funds: Treasury	$2,900	$2,900

BlackRock LifePath Dynamic Retirement Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2025 Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2030 Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2035 Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2040 Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2045 Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2050 Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2055 Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2060 Fund	$8,100	$8,100

BlackRock LifePath Dynamic 2065 Fund	$11,000	N/A

iShares MSCI Total International Index Fund	$8,100	$8,100

iShares Russell 1000 Large-Cap Index Fund	$8,100	$8,100

iShares S&P 500 Index Fund	$8,100	$8,100

iShares U. S. Aggregate Bond Index Fund	$8,100	$8,100

Active Stock Master Portfolio	$20,700	$20,700

International Tilts Master Portfolio	$15,600	$15,600

Large Cap Index Master Portfolio	$17,600	$15,600

LifePath Dynamic Retirement Master Portfolio	$15,600	$15,600

LifePath Dynamic 2025 Master Portfolio	$15,600	$15,600

LifePath Dynamic 2030 Master Portfolio	$15,600	$15,600

LifePath Dynamic 2035 Master Portfolio	$15,600	$15,600

LifePath Dynamic 2040 Master Portfolio	$15,600	$15,600

LifePath Dynamic 2045 Master Portfolio	$15,600	$15,600

LifePath Dynamic 2050 Master Portfolio	$15,600	$15,600

LifePath Dynamic 2055 Master Portfolio	$15,600	$15,600

LifePath Dynamic 2060 Master Portfolio	$15,600	$15,600

LifePath Dynamic 2065 Master Portfolio	$0	N/A

Money Market Master Portfolio	$0	$0

S&P 500 Index Master Portfolio	$15,600	$15,600

Total International ex U.S. Index Master Portfolio	$15,600	$15,600

Treasury Money Market Master Portfolio	$7,100	$7,100

U.S. Total Bond Index Master Portfolio	$17,600	$15,600

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 6, 2020